UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-08495
NATIONWIDE MUTUAL FUNDS
(Exact name of registrant as specified in charter)
1200 RIVER ROAD, SUITE 1000, CONSHOHOCKEN, PENNSYLVANIA 19428
(Address of principal executive offices) (Zip code)
Eric E. Miller, Esq.
1200 River Road
Suite 1000
Conshohocken, Pennsylvania 19428
(Name and address of agent for service)
Registrant’s telephone number, including area code: (484) 530-1300
Date of fiscal year end: October 31, 2009
Date of reporting period: November 1, 2008 through April 30, 2009
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than ten (10) days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR § 270.30e-1). The Commission may use the information provided on Form N-CSR in the Commission’s regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR § 270.30e-1).

Nationwide Mutual Funds
SemiannualReport
April 30, 2009 (Unaudited)

Equity Funds
Nationwide International Value Fund
Nationwide Large Cap Value Fund
Nationwide U.S. Small Cap Value Fund
Nationwide Value Fund
Nationwide Value Opportunities Fund

Fixed-Income Funds
Nationwide Bond Fund
Nationwide Enhanced Income Fund
Nationwide Government Bond Fund
Nationwide Short Duration Bond Fund

SemiannualReport
April 30, 2009 (Unaudited)

Contents

1	Message to Shareholders

Equity Funds
5	Nationwide International Value Fund
20	Nationwide Large Cap Value Fund
33	Nationwide U.S. Small Cap Value Fund
54	Nationwide Value Fund
65	Nationwide Value Opportunities Fund

Fixed-Income Funds
79	Nationwide Bond Fund
95	Nationwide Enhanced Income Fund
109	Nationwide Government Bond Fund
124	Nationwide Short Duration Bond Fund

138	Notes to Financial Statements

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on nationwidefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

This page intentionally left blank

Message to Shareholders
April 30, 2009

Dear Shareholder,

The semiannual reporting period for the Nationwide Mutual Funds (NMF) has encompassed two extremely difficult quarters for stock mutual fund investing. Although the blue-chip indexes, including the Dow Jones Industrial Average (DJIA), sank to 12-year lows on March 9th of this year, the market has shown some signs of cautious rebounding. It may be too early to call this a recovery, but at the start of the second quarter of 2009, stock prices began to show signs of improvement.

Federal Reserve Board Chairman Ben Bernanke has talked about seeing “green shoots” in the financial system in the wake of the central bank’s unprecedented efforts to get credit flowing again. Chairman Bernanke has cited as evidence of economic improvement: the rise in consumer spending in the first quarter of the year; a slow, but steady rate of new and existing home purchases, and a modest revival of the credit markets.

Some of those “shoots” are, indeed, hopeful signs. The recession, however, is not fading as quickly as we all would wish. The much-anticipated government plan to remove toxic assets from banks’ balance sheets, as of this writing, has not been implemented. The results from the government’s stress testing of banks are just being disseminated, and the early news indicates that some banks may require more relief.

In the coming months, investors will be keeping an eye on Washington as much as on Wall Street. The damage to the economy remains severe; the latest government figures suggest that, at best, the pace of the negative news has slowed.

This has been a challenging time in the financial markets. At Nationwide® and Nationwide Funds Groupsm we continue to keep a long-term perspective. We remain committed to the underlying investment principles of our funds.

We thank you for entrusting your assets to Nationwide Mutual Funds.

Sincerely,

Michael S. Spangler
President
Nationwide Mutual Funds

2009 Semiannual Report 1

This report and the holdings provided are for informational purposes only, and are not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is accurate as of the date of this report and is subject to change at any time. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site, nationwide.com/mutualfunds.

Small- and mid-sized company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility. A portfolio that targets its investments to companies of different sizes within a broad small-capitalization range may fail to produce the returns and/or diversification benefits of the overall U.S. small-capitalization market.

Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. This can cause a Fund that employs a value style of investing to underperform other funds that use different investing styles.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

The Nationwide Value Opportunities Fund may invest in real estate investment trusts (REITs) that are more volatile than other types of securities.

While the Nationwide Bond Fund, the Nationwide Enhanced Income Fund, the Nationwide Government Bond Fund and the Nationwide Short Duration Bond Fund invest primarily in securities of the U.S. government and its agencies, these Funds’ value is not guaranteed by these entities.

The Nationwide Enhanced Income Fund and the Nationwide Short Duration Bond Fund may purchase securities in derivatives, which can be very volatile and carry high transaction costs. These Funds also may purchase mortgage-backed and asset-backed securities, which are sensitive to fluctuations in interest rates. In addition, these securities are subject to prepayment, which may cause a Fund to reinvest in securities with lower interest rates.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Performance shown is for Class A shares at NAV. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com/mutualfunds.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Merrill Lynch (ML) 1-3 Year Treasury Index: An unmanaged index that tracks short-term U.S. Treasury notes and bonds with maturities of one to three years.

Merrill Lynch (ML) 1-Year Treasury Bill (T-Bill) Index: Comprises a single issue purchased at the beginning of the month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill with the longest maturity. At times, it is possible for the longest T-Bill (and therefore the selected issue) to have slightly longer than one year remaining to maturity. In addition, in the event that the new 1-Year T-Bill has not settled by month-end, the prior T-Bill could be held for a second month and the maturity of the Index could be as short as 10 months at the next rebalancing.

Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index: Comprises a single issue purchased at the beginning of the month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the rebalancing date. While the index will often hold the T-Bill issued at the most recent or prior 6-month auction, it is also possible for a seasoned 1-year T-Bill to be selected.

Merrill Lynch (ML) Government Master Index: An unmanaged index that gives a broad look at how U.S. government bonds have performed.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An

2 Semiannual Report 2009

unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Morgan Stanley Capital International Emerging Markets (MSCI EMsm) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the 1,000 largest companies in the Russell 3000® Index, which represent approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 1000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Russell 2000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the smallest 2,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that give a broad look at how the stock prices of those companies have performed.

Standard & Poor’s MidCap 400 (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

Sales charge and fee information:

•	Nationwide International Value Fund

•	Nationwide Large Cap Value Fund
•	Nationwide U.S. Small Cap Value Fund
•	Nationwide Value Fund
•	Nationwide Value Opportunities Fund

Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower.

•	Nationwide Bond Fund and Nationwide Government Bond Fund

Class A shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower.

•	Nationwide Enhanced Income Fund
•	Nationwide Short Duration Bond Fund

Class A shares have up to a 2.25% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 1-800-848-0920 to request a prospectus, or download a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

The Funds’ adviser, one of its affiliated advisers, or its employees, may have a position in the securities named in this report. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass.

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any fund will be achieved. Investors’ shares, when redeemed, may be worth more or less than their original cost.

Based in Conshohocken, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors (NAI).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with any of the subadvisers listed in this report, except Nationwide Asset Management, LLC.

2009 Semiannual Report 3

Summary of Market Environment

The following is a summary from Nationwide Funds Group regarding market conditions during the reporting period.

The first half of the reporting period was filled with economic events that have not happened in the United States in more than 50 years, nor, in many cases, since the time of the Great Depression of the late 1920s and 1930s. A rebound in the markets began in mid-March and continued into April, evidence that market observers, as well as investors, are anticipating improvement in the economy during the latter half of 2009 and early 2010. Economic news during the reporting period was mixed, with signs of brightening frequently offset by events that indicated a deepening of the recession.

Some of the negative news included: (1) a 6.1% decrease in the annualized U.S. gross domestic product (GDP) for the first quarter of 2009, as reported by the U.S. Bureau of Economic Analysis; (2) a continuously rising jobless rate, which hit 8.9% in April 2009 according to the Department of Labor (DOL), representing the highest level in the jobless rate since 1983 (as companies continue laying off workers, the unemployment rate well may increase to 10% by the end of 2009); (3) a spate of new questions about the capital positions of some of the largest U.S. financial institutions; (4) persistently-low consumer confidence, resulting in depressed spending levels; and (5) the spreading of residential real estate market troubles to commercial real estate, causing even greater levels of stress in the financial system.

Toward the end of March and into April, some signs emerged that the worst of the economic news might be behind us: (1) indicators pointed to the possibility that price declines in the U.S. housing market were nearing an end; (2) President Obama’s administration announced the “Public-Private Investment Program” (PPIP) to help banks unload some of their illiquid assets; and (3) the U.S. Bureau of Economic Analysis reported in April that personal consumption rose by 2.2% in the first quarter of 2009, an indication that consumer confidence may be strengthening.

A broad look at index performance during the reporting period revealed that mid-capitalization U.S. equities beat their large- and small-cap counterparts by a significant margin. Specifically, large caps, as measured by the Standard & Poor’s 500® (S&P 500) Index, fell 8.5% during the reporting period amid continuing market volatility. Mid-caps, as measured by the Standard & Poor’s MidCap 400 (S&P 400) Index, lost 0.2%, and small caps, as measured by the Russell 2000® Index, declined 8.4%.

In general, the performance of international stocks experienced a significant upswing during the latter part of the reporting period, outpacing that of U.S. equities. International developed market stocks, as measured by the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, lost 2.4% during the reporting period, despite a gain of more than 7.9% during the latter half of the period. Emerging market stocks, as measured by the MSCI Emerging Markets (MSCI EM) Indexsm, gained more than 16% during the reporting period, including a gain of more than 25% during the last three months of the reporting period.

The reporting period was positive overall for fixed-income investors. The broad-based fixed-income Barclays Capital (BARCAP) U.S. Aggregate Bond Index gained 7.7% during the reporting period.

4 Semiannual Report 2009

Nationwide International Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2009, the Nationwide International Value Fund (Class A at NAV) registered −4.44% versus −2.35% for its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index. For broader comparison, the average return for the Fund’s Lipper peer category of International Large-Cap Value Funds (consisting of 140 funds as of April 30, 2009) was −3.69% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

At the sector level, the Fund’s overweight to the energy, technology and financials sectors contributed to the Fund’s relative returns, as did an underweight to the consumer staples sector. Specific holdings that contributed to Fund performance during the reporting period included financials-sector firm Deutsche Bank AG, technology firms Ericsson Inc. and Sharp Corp., Swedish paper manufacturer Svenska Cellulosa Aktiebolaget SCA, and Nippon Mining Holdings, Inc. Deutsche Bank’s CEO indicated that the bank might return to profitability after a strong start to the year. Ericsson, the Swedish manufacturer of mobile telephonic equipment, gained due to positive momentum after reporting strong earnings in January. Ericsson benefited further from the recent decline in the Swedish krona. Japan-based Sharp fared well after the market reacted positively to signs that the liquid crystal display (LCD) cycle had bottomed and that Sharp had been aggressive in restructuring.

What areas of investment detracted from Fund performance?

The Fund’s overweight to the telecommunications sector and an underweight to the consumer cyclicals sector detracted from the Fund’s relative returns. Specific holdings that detracted from Fund performance included positions in financials-sector firms The Royal Bank of Scotland Group plc (RBS), ORIX Corp., and BNP Paribas. Also detracting from Fund performance were positions in Telefónica S.A. and Compagnie Générale des Établissements Michelin. RBS fell sharply in January after requiring additional capital and as investors questioned the adequacy of the U.K. government’s financial rescue package, fearing that additional capital would be required. We subsequently eliminated the Fund’s position in RBS after a research review concluded that the earnings outlook had worsened, raising the risk of full-scale nationalization. Tire-maker Michelin declined due to lower demand from car and truck makers.

What is your outlook for the near term?

Heightened investor anxiety has created significant market anomalies and a particularly fertile environment for value investing. The most attractive value stocks are now selling at a deep discount to the market, and the value opportunity is remarkably diverse, spanning most sectors. We continue to take advantage of investor overreaction to economic and industrial stresses, using our deep research capabilities to uncover investment opportunities arising from current market volatility. We believe the portfolio is well positioned to be resilient through a potentially-protracted economic downturn and to capture the long-term value opportunity when investor confidence improves and equity markets rebound.

Subadviser:
AllianceBernstein L.P.

Portfolio Managers:
Henry S. D’Auria; Sharon E. Fay; Eric Franco; and
Kevin F. Simms

2009 Semiannual Report 5

Fund Performance	Nationwide International Value Fund

Average Annual Total Return
(For periods ended April 30, 2009)

		Six
		Months*	1 Yr.	Inception[1]

Class A	w/o SC2	-4.44%	-50.02%	-42.15%
	w/SC3	-9.90%	-52.89%	-44.62%

Class C	w/o SC2	-4.85%	-50.33%	-42.50%
	w/SC4	-5.80%	-50.82%	-42.50%

Institutional Service Class[5]		-4.43%	-49.93%	-42.03%

Institutional Class[5]		-4.52%	-49.87%	-41.98%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Fund commenced operations on December 21, 2007.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	1.36%	1.25%

Class C	2.11%	2.00%

Institutional Service Class	1.30%	1.19%

Institutional Class	1.11%	1.00%

*	Annualized data as of October 31, 2008. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2010. Please see the Fund’s most recent prospectus for details. Annualized expense ratios for the six-month period ending April 30, 2009 appear in the “Shareholder Expense Example” section of the report.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide International Value Fund, Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI EAFE — an unmanaged index of companies whose securities are listed on the stock exchanges of the U.S., Europe, Canada, Australia and the Far East — gives a broad look at how the stock prices of these companies have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Semiannual Report 2009

Shareholder	Nationwide International Value Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2009

			Beginning	Ending	Expenses Paid	Annualized
			Account Value ($)	Account Value ($)	During Period ($)	Expense Ratio (%)
Nationwide International Value Fund			11/01/08	04/30/09	11/01/08 - 04/30/09 [a]	11/01/08 - 04/30/09 [a]

Class A	Actual		1,000.00	955.56	6.20	1.28
	Hypothetical	[b]	1,000.00	1,018.45	6.42	1.28

Class C	Actual		1,000.00	951.52	9.73	2.01
	Hypothetical	[b]	1,000.00	1,014.83	10.09	2.01

Institutional Service Class	Actual		1,000.00	955.68	5.97	1.23
	Hypothetical	[b]	1,000.00	1,018.69	6.18	1.23

Institutional Class	Actual		1,000.00	954.77	4.85	1.00
	Hypothetical	[b]	1,000.00	1,019.84	5.02	1.00

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with the Securities and Exchange Commission guidelines.

[b]	Represent the hypothetical 5% return before expenses.

2009 Semiannual Report 7

Portfolio Summary	Nationwide International Value Fund
April 30, 2009 (Unaudited)

Asset Allocation

Common Stocks	98.5%
Repurchase Agreements	2.2%
Preferred Stocks	0.0%
Rights	0.0%
Liabilities in excess of other assets	(0	.7)%

	100.0%

Top Industries

Commercial Banks	16.2%
Oil, Gas & Consumable Fuels	14.8%
Diversified Telecommunication Services	8.4%
Pharmaceuticals	7.0%
Insurance	5.7%
Capital Markets	3.7%
Wireless Telecommunication Services	3.1%
Computers & Peripherals	3.0%
Metals & Mining	2.9%
Automobiles	2.8%
Other Industries*	32.4%

100.0%

Top Holdings

Royal Dutch Shell PLC, Class A	2.7%
Vodafone Group PLC	2.7%
BP PLC	2.7%
Total SA	2.3%
GlaxoSmithKline PLC	2.0%
Credit Suisse Group AG	2.0%
Telefonica SA	1.9%
Sanofi-Aventis SA	1.9%
E.ON AG	1.9%
ENI SpA	1.8%
Other Holdings*	78.1%

100.0%

Top Countries

United Kingdom	17.7%
Japan	14.8%
Germany	13.1%
France	12.9%
Canada	6.2%
Australia	4.6%
Italy	4.1%
Sweden	4.0%
Switzerland	3.7%
Netherlands	2.7%
Other Countries*	16.2%

100.0%

*	For purposes of listing top holdings, industries and countries, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

8 Semiannual Report 2009

Statement of Investments
April 30, 2009 (Unaudited)

Nationwide International Value Fund

Common Stocks 98.5%

	Shares	Market Value

AUSTRALIA 4.6% (a)
Airline 0.6%
Qantas Airways Ltd.	455,836	$657,405

Commercial Banks 2.1%
Australia & New Zealand Banking Group Ltd.	81,700	941,860
Commonwealth Bank of Australia	30,300	773,936
National Australia Bank Ltd.	27,100	405,149

		2,120,945

Containers & Packaging 0.6%
Amcor Ltd.	171,020	596,879

Metals & Mining 0.5%
BHP Billiton Ltd.	23,000	555,434

Real Estate Management & Development 0.5%
Lend Lease Corp. Ltd.	88,700	464,450

Transportation Infrastructure 0.3%
Macquarie Infrastructure Group	347,534	340,426

		4,735,539

BELGIUM 0.6% (a)
Food & Staples Retailing 0.6%
Delhaize Group	8,900	600,164

BRAZIL 0.4%
Commercial Banks 0.4%
Itau Unibanco Banco Multiplo SA ADR	29,613	406,580

CANADA 6.2%
Aerospace & Defense 0.5%
Bombardier, Inc., Class B	164,400	520,898

Auto Components 0.4%
Magna International, Inc.	11,900	408,670

Commercial Banks 1.0%
National Bank of Canada	13,300	486,626
Toronto-Dominion Bank	14,700	580,360

		1,066,986

Diversified Telecommunication Services 1.3%
BCE, Inc.	37,800	808,280
Telus Corp.	21,300	495,453

		1,303,733

Insurance 2.0%
Fairfax Financial Holdings Ltd.	2,728	721,674
Industrial Alliance Insurance and Financial Services, Inc.	22,000	441,107
ING Canada, Inc.	21,500	622,833
Sun Life Financial, Inc.	12,500	292,330

		2,077,944

Oil, Gas & Consumable Fuels 1.0%
Petro-Canada	33,600	1,060,667

		6,438,898

CHINA 1.0% (a)
Diversified Telecommunication Services 0.0%
China Telecom Corp. Ltd., Class H	6,000	2,954

Metals & Mining 0.3%
Jiangxi Copper Co. Ltd.	230,000	268,638

Oil, Gas & Consumable Fuels 0.7%
China Petroleum & Chemical Corp., Class H	996,000	774,159

		1,045,751

FINLAND 1.2% (a)
Communications Equipment 1.2%
Nokia OYJ	88,800	1,261,068

FRANCE 12.9%
Automobiles 1.1% (a)
Renault SA	35,100	1,125,294

Chemicals 0.3% (a)
Arkema	14,300	329,793

Commercial Banks 5.0% (a)
BNP Paribas	32,660	1,719,076
Credit Agricole SA	125,050	1,828,135
Societe Generale	32,235	1,647,224

		5,194,435

Diversified Telecommunication Services 1.3% (a)
France Telecom SA	63,600	1,411,698

Media 1.0% (a)
Lagardere SCA	32,700	1,026,387

Oil, Gas & Consumable Fuels 2.3% (a)
Total SA	47,300	2,366,318

Pharmaceuticals 1.9%
Sanofi-Aventis SA	33,950	1,965,805

		13,419,730

GERMANY 13.1%
Air Freight & Logistics 0.4% (a)
Deutsche Post AG	39,760	453,953

Airline 0.5% (a)
Deutsche Lufthansa AG	40,100	504,054

Capital Markets 1.7% (a)
Deutsche Bank AG	32,905	1,735,033

Chemicals 1.6% (a)
BASF SE*	44,500	1,683,172

Diversified Telecommunication Services 1.3%
Deutsche Telekom AG	113,300	1,382,676

Electric Utility 1.9% (a)
E.ON AG	57,960	1,945,199

Food Products 0.5% (a)
Suedzucker AG	27,000	521,069

2009 Semiannual Report 9

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide International Value Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

GERMANY (continued)

Health Care Providers & Services 0.3% (a)
Celesio AG	13,700	$305,972

Insurance 3.0%
Allianz SE	17,170	1,581,579
Muenchener Rueckversicherungs AG (a)	11,060	1,507,038

		3,088,617

Multi-Utility 0.9% (a)
RWE AG	13,040	939,196

Pharmaceuticals 1.0% (a)
Bayer AG*	22,100	1,096,609

		13,655,550

HONG KONG 0.8% (a)
Diversified Financial Services 0.0%
Guoco Group Ltd.	2,000	12,287

Real Estate Management & Development 0.1%
New World Development Ltd.	113,000	147,802

Textiles, Apparel & Luxury Goods 0.7%
Yue Yuen Industrial Holdings Ltd.	322,000	715,649

		875,738

ISRAEL 0.0%
Wireless Telecommunication Services 0.0%
Cellcom Israel Ltd.	200	4,358

ITALY 4.1% (a)
Commercial Banks 0.7%
Intesa Sanpaolo SpA	243,400	775,316

Diversified Telecommunication Services 1.4%
Telecom Italia SpA	817,800	1,033,942
Telecom Italia SpA — RSP	433,300	387,034

		1,420,976

Multi-Utility 0.2%
A2A SpA	155,800	256,046

Oil, Gas & Consumable Fuels 1.8%
ENI SpA	85,700	1,838,758

		4,291,096

JAPAN 14.8% (a)
Automobiles 1.7%
Honda Motor Co. Ltd.	17,400	510,044
Nissan Motor Co. Ltd.	233,700	1,220,041

		1,730,085

Chemicals 0.7%
Mitsubishi Chemical Holdings Corp.	199,000	758,060
Tosoh Corp.	3,000	6,892

		764,952

Commercial Banks 1.3%
Mitsubishi UFJ Financial Group, Inc.	89,300	487,218
Sumitomo Mitsui Financial Group, Inc.	25,300	877,612

		1,364,830

Computers & Peripherals 2.3%
Fujitsu Ltd.	254,000	1,088,348
Toshiba Corp.	385,000	1,321,443

		2,409,791

Diversified Telecommunication Services 1.2%
Nippon Telegraph & Telephone Corp.	32,000	1,206,021

Electric Utility 0.4%
Tokyo Electric Power Co., Inc. (The)	17,900	419,402

Electrical Equipment 0.3%
Furukawa Electric Co. Ltd.	116,000	347,223

Electronic Equipment & Instruments 1.1%
Hitachi High-Technologies Corp.	22,200	310,771
Hitachi Ltd.	226,000	789,876

		1,100,647

Household Durables 1.3%
Sharp Corp.	127,000	1,337,548

Leisure Equipment & Products 0.4%
Namco Bandai Holdings, Inc.	43,700	434,914

Metals & Mining 0.7%
JFE Holdings, Inc.	17,000	464,418
Yamato Kogyo Co. Ltd.	10,800	245,361

		709,779

Office Electronics 0.3%
Canon, Inc.	10,800	323,263

Oil, Gas & Consumable Fuels 0.8%
Nippon Mining Holdings, Inc.	177,000	803,855

Trading Companies & Distributors 1.9%
Mitsubishi Corp.	62,100	955,879

Mitsui & Co. Ltd.	96,000	1,018,436

		1,974,315

Wireless Telecommunication Services 0.4%
KDDI Corp.	100	449,793

		15,376,418

LUXEMBOURG 0.8% (a)
Metals & Mining 0.8%
ArcelorMittal	35,100	822,065

NETHERLANDS 2.7% (a)
Diversified Financial Services 0.8%
ING Groep NV CVA	87,900	801,101

Food & Staples Retailing 1.3%
Koninklijke Ahold NV	120,500	1,320,005

10 Semiannual Report 2009

Common Stocks (continued)

NETHERLANDS (continued)
Food & Staples Retailing (continued)
Industrial Conglomerate 0.6%
Koninklijke Philips Electronics NV	37,470	$675,964

		2,797,070

NEW ZEALAND 0.0% (a)
Diversified Telecommunication Services 0.0%
Telecom Corp. of New Zealand Ltd.	13,903	22,227

NORWAY 1.3% (a)
Oil, Gas & Consumable Fuels 1.3%
StatoilHydro ASA	74,350	1,386,701

REPUBLIC OF KOREA 1.7%
Commercial Banks 0.7%
KB Financial Group, Inc. ADR*	20,900	666,292

Semiconductors & Semiconductor Equipment 1.0% (a)(b)
Samsung Electronics Co. Ltd. GDR	4,750	1,069,473

		1,735,765

RUSSIAN FEDERATION 1.5%
Metals & Mining 0.6% (a)
JSC MMC Norilsk Nickel ADR	74,297	610,312

Oil, Gas & Consumable Fuels 0.9%
LUKOIL Holding ADR	20,510	904,901

		1,515,213

SINGAPORE 0.3% (a)
Marine 0.3%
Neptune Orient Lines Ltd.	344,000	299,229

SOUTH AFRICA 1.1% (a)
Commercial Banks 0.8%
ABSA Group Ltd.	37,400	431,835
Standard Bank Group Ltd.	47,700	461,432

		893,267

Industrial Conglomerate 0.3%
Bidvest Group Ltd.	26,556	281,085

Metals & Mining 0.0%
ArcelorMittal South Africa Ltd.	600	5,599

		1,179,951

SPAIN 1.9% (a)
Diversified Telecommunication Services 1.9%
Telefonica SA	105,300	1,994,713

SWEDEN 4.0% (a)
Commercial Banks 1.1%
Nordea Bank AB	151,590	1,128,119

Communications Equipment 1.2%
Telefonaktiebolaget LM Ericsson, B Shares	148,000	1,257,699

Machinery 0.5%
Volvo AB, B Shares	82,600	538,833

Paper & Forest Products 1.2%
Svenska Cellulosa AB, Class B	132,500	1,278,152

		4,202,803

SWITZERLAND 3.7%
Capital Markets 2.0%
Credit Suisse Group AG	53,100	2,075,600

Pharmaceuticals 1.7% (a)
Novartis AG	46,620	1,765,030

		3,840,630

TAIWAN 1.5%
Computers & Peripherals 0.7%
Compal Electronics, Inc. GDR	172,529	729,798

Electronic Equipment & Instruments 0.8%
AU Optronics Corp. ADR	72,400	785,540

		1,515,338

THAILAND 0.6%
Oil, Gas & Consumable Fuels 0.6%
PTT PCL	73,400	391,664
Thai Oil PCL	297,700	269,774

		661,438

UNITED KINGDOM 17.7% (a)
Commercial Banks 3.1%
Barclays PLC	285,700	1,159,610
HSBC Holdings PLC	163,200	1,160,230
Lloyds Banking Group PLC	547,039	887,025

		3,206,865

Food Products 0.9%
Associated British Foods PLC	86,600	913,926

Hotels, Restaurants & Leisure 1.1%
Thomas Cook Group PLC	107,500	414,846
TUI Travel PLC	203,700	759,032

		1,173,878

Independent Power Producers & Energy Traders 0.3%
Drax Group PLC	34,600	262,303

Insurance 0.7%
Aviva PLC	157,300	723,991

Multi-Utility 1.1%
Centrica PLC	331,800	1,108,984

Oil, Gas & Consumable Fuels 5.4%
BP PLC	394,600	2,787,638
Royal Dutch Shell PLC, Class A	124,300	2,850,337

		5,637,975

Pharmaceuticals 2.4%
AstraZeneca PLC	13,000	455,059
GlaxoSmithKline PLC	135,100	2,080,331

		2,535,390

2009 Semiannual Report 11

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide International Value Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

UNITED KINGDOM (continued)

Wireless Telecommunication Services 2.7%
Vodafone Group PLC	1,519,300	$2,791,564

		18,354,876

Total Common Stocks (cost $155,146,490)		102,438,909

Preferred Stocks 0.0% (a)

REPUBLIC OF KOREA 0.0%
Semiconductors & Semiconductor Equipment 0.0%
Samsung Electronics Co. Ltd. GDR	100	$12,515

Total Preferred Stocks (cost $23,087)		12,515

Rights 0.0% (a)

BELGIUM 0.0%
Diversified Financial Services 0.0%
Fortis, expiring 7/2/14	67,100	0

Total Rights (cost $ — )		0

Repurchase Agreements 2.2%

	Principal Amount	Market Value

CS First Boston, 0.18%, dated 04/30/09, due 05/01/09, repurchase price $797,998, collateralized by U.S. Government Agency Mortgage 5.50%, maturing 04/01/39; total market value of $813,954	$797,994	797,994
UBS Securities, 0.15%, dated 04/30/09, due 05/01/09, repurchase price $1,507,180, collateralized by U.S. Government Agency Securities ranging from 0.00% — 6.25%, maturing 05/06/09 — 04/23/29; total market value of $1,537,317	$1,507,173	$1,507,173

Total Repurchase Agreements (cost $2,305,167)		2,305,167

Total Investments (cost $157,474,744) (c) — 100.7%		104,756,591

Liabilities in excess of other assets — (0.7)%		(775,833)

NET ASSETS — 100.0%		$103,980,758

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to resale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2009 was $1,069,473 which represents 1.03% of net assets.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AB	Stock Company
ADR	American Depositary Receipt
AG	Stock Corporation
ASA	Stock Corporation
AU	Australia
CVA	Dutch Certificate
GDR	Global Depositary Receipt
Ltd	Limited
NV	Public Traded Company
OYJ	Public Traded Company
PCL	Public Company Limited
PLC	Public Limited Co.
RSP	Savings Shares
SA	Stock Company
SCA	Limited partnership with share capital
SE	Sweden
SpA	Limited share company

The accompanying notes are an integral part of these financial statements.

12 Semiannual Report 2009

At April 30, 2009, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows:

		Currency			Net Unrealized
	Delivery	Received/	Contract	Market	Appreciation/
Currency	Date	(Delivered)	Value	Value	(Depreciation)

Short Contracts:
Australia Dollar	06/15/09	(1,536,000)	$(1,087,027)	$(1,112,244)	$(25,217)
British Pound	06/15/09	(2,933,000)	(4,253,114)	(4,337,444)	(84,330)
British Pound	07/15/09	(5,649,000)	(8,205,335)	(8,354,301)	(148,966)
Canadian Dollar	06/15/09	(7,144,000)	(5,716,148)	(5,989,764)	(273,616)
Canadian Dollar	07/15/09	(7,384,000)	(6,005,309)	(6,192,782)	(187,473)
Euro	06/15/09	(5,964,000)	(7,608,329)	(7,888,164)	(279,835)
Japanese Yen	06/15/09	(1,272,428,000)	(12,946,832)	(12,914,258)	32,574
Norwegian Krone	06/15/09	(30,923,000)	(4,625,284)	(4,705,209)	(79,925)
Swedish Krone	06/15/09	(35,040,000)	(4,060,549)	(4,358,236)	(297,687)
Swedish Krone	07/15/09	(29,545,000)	(3,523,680)	(3,675,105)	(151,425)
Swiss Franc	06/15/09	(1,778,000)	(1,530,463)	(1,559,418)	(28,955)
Swiss Franc	07/15/09	(1,778,000)	(1,532,825)	(1,560,303)	(27,478)

Total Short Contracts			$(61,094,895)	$(62,647,228)	$(1,552,333)

Long Contracts:
Australia Dollar	06/15/09	1,536,000	$1,069,517	$1,112,244	$42,727
Australia Dollar	07/15/09	7,477,000	5,243,800	5,404,790	160,990
British Pound	06/15/09	2,933,000	4,263,321	4,337,444	74,123
Canadian Dollar	06/15/09	7,144,000	5,780,923	5,989,765	208,842
Euro	06/15/09	5,964,000	8,036,665	7,888,166	(148,499)
Japanese Yen	06/15/09	1,272,428,000	13,038,375	12,914,258	(124,117)
Japanese Yen	07/15/09	1,027,073,000	10,462,082	10,429,451	(32,631)
Norwegian Krone	06/15/09	30,923,000	4,559,137	4,705,209	146,072
Norwegian Krone	07/15/09	24,078,000	3,573,994	3,660,044	86,050
Swedish Krone	06/15/09	35,040,000	4,157,897	4,358,236	200,339
Swiss Franc	06/15/09	1,778,000	1,531,966	1,559,417	27,451

Total Long Contracts			$61,717,677	$62,359,024	$641,347

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 13

Statement of Assets and Liabilities
April 30, 2009 (Unaudited)

Nationwide
International
Value Fund

Assets:
Investments, at value (cost $155,169,577)	$102,451,424
Repurchase agreements, at value and cost	2,305,167

Total Investments	104,756,591

Foreign currency, at value (cost $803,735)	810,212
Unrealized appreciation on forward foreign currency contracts	1,005,078
Interest and dividends receivable	376,105
Receivable for capital shares issued	4,358
Receivable for investments sold	64,574
Reclaims receivable	67,233
Prepaid expenses and other assets	90,947

Total Assets	107,175,098

Liabilities:
Unrealized depreciation on forward foreign currency contracts	1,916,064
Payable for investments purchased	1,170,843
Payable for capital shares redeemed	28,927
Accrued expenses and other payables:
Investment advisory fees	48,696
Fund administration fees	10,714
Distribution fees	14
Trustee fees	509
Compliance program costs (Note 3)	1,364
Custodian fees	7,259
Professional fees	5,651
Other	4,299

Total Liabilities	3,194,340

Net Assets	$103,980,758

Represented by:
Capital	$192,013,764
Accumulated undistributed net investment income	5,746,543
Accumulated net realized losses from investment and foreign currency transactions	(40,158,626)
Net unrealized appreciation/(depreciation) from investments	(52,718,153)
Net unrealized appreciation/(depreciation) from foreign currency contracts	(910,986)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	8,216

Net Assets	$103,980,758

Net Assets:
Class A Shares	$56,812
Class C Shares	4,712
Institutional Service Class Shares	103,901,115
Institutional Class Shares	18,119

Total	$103,980,758

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	12,015
Class C Shares	1,001
Institutional Service Class Shares	21,938,038
Institutional Class Shares	3,820

Total	21,954,874

The accompanying notes are an integral part of these financial statements.

14 Semiannual Report 2009

Nationwide
International
Value Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$4.73
Class C Shares (a)	$4.71
Institutional Service Class Shares	$4.74
Institutional Class Shares	$4.74
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$5.02

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 15

Statement of Operations
For the Six Months Ended April 30, 2009 (Unaudited)

Nationwide
International
Value Fund

INVESTMENT INCOME:
Interest income	$2,901
Dividend income	1,842,138
Income from securities lending (Note 2)	49,244
Foreign tax withholding	(164,155)

Total Income	1,730,128

EXPENSES:
Investment advisory fees	423,158
Fund administration fees	68,754
Distribution fees Class A	49
Distribution fees Class C	25
Administrative services fees Class A	6
Administrative services fees Institutional Service Class	114,573
Registration and filing fees	36,102
Professional fees	10,263
Printing fees	3,985
Trustee fees	4,001
Compliance program costs (Note 3)	1,364
Custodian fees	9,961
Other	18,288

Total expenses before reimbursed/waived expenses	690,529
Earnings credit (Note 5)	(861)
Expenses reimbursed by adviser	(77,810)

Net Expenses	611,858

NET INVESTMENT INCOME	1,118,270

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(27,560,026)
Realized losses on foreign currency transactions	(5,029,928)

Net realized losses from investments and foreign currency transactions	(32,589,954)

Net change in unrealized appreciation/(depreciation) from investments	22,176,851
Net change in unrealized appreciation/(depreciation) from foreign currency contracts	3,721,271
Net change in unrealized appreciation/(depreciation) from translations of assets and liabilities denominated in foreign currencies	41,838

Net change in unrealized appreciation/(depreciation) from investments and foreign currency	25,939,960

Net realized/unrealized losses from investments and foreign currency transactions	(6,649,994)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,531,724)

The accompanying notes are an integral part of these financial statements.

16 Semiannual Report 2009

Statements of Changes in Net Assets

	Nationwide International Value Fund

	Six Months Ended	Period Ended
	April 30, 2009	October 31, 2008 (a)
	(Unaudited)
Operations:
Net investment income	$1,118,270	$687,492
Net realized losses from investment and foreign currency transactions	(32,589,954)	(10,746,150)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	25,939,960	(79,560,883)

Change in net assets resulting from operations	(5,531,724)	(89,619,541)

Distributions to Shareholders From:
Net investment income:
Class A	–	(249)
Class C	–	(7)
Institutional Service Class	(3,964)	(21,383)
Institutional Class	(20)	(24,752)

Change in net assets from shareholder distributions	(3,984)	(46,391)

Change in net assets from capital transactions	(3,366,840)	202,549,238

Change in net assets	(8,902,548)	112,883,306

Net Assets:
Beginning of period	112,883,306	–

End of period	$103,980,758	$112,883,306

Accumulated undistributed net investment income at end of period	$5,746,543	$4,632,257

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$18,832	$100,580
Dividends reinvested	–	249
Cost of shares redeemed (b)	(7,029)	(20,005)

Total Class A	11,803	80,824

Class C Shares
Proceeds from shares issued	–	14,183
Dividends reinvested	–	7
Cost of shares redeemed (b)	(1,649)	(2,000)

Total Class C	(1,649)	12,190

Institutional Service Class Shares
Proceeds from shares issued	2,876,457	216,913,134
Dividends reinvested	3,941	21,383
Cost of shares redeemed(b)	(6,257,412)	(15,112,050)

Total Institutional Service Class	(3,377,014)	201,822,467

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from December 21, 2007 (commencement of operations) through October 31, 2008.

(b)	Includes redemption fees — see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 17

Statements of Changes in Net Assets (Continued)

	Nationwide International Value Fund

	Six Months Ended	Period Ended
	April 30, 2009	October 31, 2008 (a)
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$–	$4,968,846
Dividends reinvested	20	24,751
Cost of shares redeemed	–	(4,359,840)

Total Institutional Class	20	633,757

Change in net assets from capital transactions:	$(3,366,840)	$202,549,238

SHARE TRANSACTIONS:
Class A Shares
Issued	4,262	11,563
Reinvested	–	28
Redeemed	(1,453)	(2,385)

Total Class A Shares	2,809	9,206

Class C Shares
Issued	–	1,839
Reinvested	–	1
Redeemed	(364)	(475)

Total Class C Shares	(364)	1,365

Institutional Service Class Shares
Issued	636,963	24,845,599
Reinvested	825	2,433
Redeemed	(1,446,537)	(2,101,245)

Total Institutional Service Class Shares	(808,749)	22,746,787

Institutional Class Shares
Issued	–	497,000
Reinvested	4	2,816
Redeemed	–	(496,000)

Total Institutional Class Shares	4	3,816

Total change in shares:	(806,300)	22,761,174

18 Semiannual Report 2009

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide International Value Fund

		Operations			Distributions						Ratios/Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net				Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Return of	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	capital	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Six Months Ended April 30, 2009 (Unaudited) (g)	$4.95	0.06	(0.28)	(0.22)	–	–	–	–	$4.73	(4.44%)	$56,812	1.28%	2.62%	1.44%	25.79%
Period Ended October 31, 2008 (f)(g)	$10.00	0.13	(5.14)	(5.01)	–	(0.04)	(0.04)	–	$4.95	(50.26%)	$45,597	1.38%	1.95%	1.98%	24.23%

Class C Shares
Six Months Ended April 30, 2009 (Unaudited) (g)	$4.95	0.03	(0.27)	(0.24)	–	–	–	–	$4.71	(4.85%)	$4,712	2.01%	1.32%	2.16%	25.79%
Period Ended October 31, 2008 (f)(g)	$10.00	0.13	(5.17)	(5.04)	–	(0.01)	(0.01)	–	$4.95	(50.46%)	$6,752	2.01%	1.90%	3.03%	24.23%

Institutional Service Class Shares
Six Months Ended April 30, 2009 (Unaudited) (g)	$4.96	0.05	(0.27)	(0.22)	–	–	–	–	$4.74	(4.43%)	$103,901,115	1.23%	2.24%	1.39%	25.79%
Period Ended October 31, 2008 (f)(g)	$10.00	0.06	(5.05)	(4.99)	–	(0.05)	(0.05)	–	$4.96	(50.12%)	$112,812,006	1.16%	0.97%	1.21%	24.23%

Institutional Class Shares
Six Months Ended April 30, 2009 (Unaudited) (g)	$4.97	0.06	(0.28)	(0.22)	(0.01)	–	(0.01)	–	$4.74	(4.52%)	$18,119	1.00%	2.51%	1.15%	25.79%
Period Ended October 31, 2008 (f)(g)	$10.00	0.32	(5.30)	(4.98)	–	(0.05)	(0.05)	–	$4.97	(50.02%)	$18,951	0.99%	4.09%	2.62%	24.23%
Amounts designated as “–“are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from December 21, 2007 (commencement of operations) through October 31, 2008.
(g)	Per share calculations were performed using average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 19

Nationwide Large Cap Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2009, the Nationwide Large Cap Value Fund (Class A at NAV) registered −14.91% versus −13.27% for its benchmark, the Russell 1000® Value Index. For broader comparison, the average return for the Fund’s Lipper peer category of Large-Cap Value Funds (consisting of 596 funds as of April 30, 2009) was −10.05% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s holdings in the financials sector provided the most positive relative returns for the Fund. The Fund’s financials shares registered −24.05% for the reporting period, which compares favorably to the benchmark sector return of −29.19% for the same period. Despite the carnage created in the financials sector, the Fund was able to find value within the banks and insurance industries areas. In banks, the value added to the Fund stemmed from opportunistic trades and positions in U.S. Bancorp and BB&T Corp., along with avoidance of the largest under performers. MetLife, Inc. and Aflac Inc. were the standout Fund holdings in the insurance industry area.

What areas of investment detracted from Fund performance?

The Fund’s investments in the consumer discretionary and materials sectors detracted most from Fund performance in a relative sense. Stock selection proved challenging in the volatile market environment during the period regarding two of the underlying industries — specialty retail and chemicals. The Fund did not hold The Home Depot, Inc., the nation’s largest home improvement retailer. Home Depot’s strong relative performance, along with its large position in the benchmark, ultimately explained the Fund’s under performance within specialty retail.

What is your outlook for the near term?

Although macroeconomic data points clearly are not universally positive, signs are emerging that certain sectors of the economy are close to stabilizing. The equity market historically has been a discounter of economic activity, so we believe that the potential economic-bottoming process bodes well for the stock market as the year unfolds. Given the fundamental outlook and the fact that stocks have returned to being judged on such fundamentals, our outlook for equities remains positive.

Subadviser:
NorthPointe Capital® LLC

Portfolio Managers:
Peter J. Cahill, CFA; Mary C. Champagne, CFA; and
Jeffrey C. Petherick, CFA

20 Semiannual Report 2009

Fund Performance	Nationwide Large Cap Value Fund

Average Annual Total Return
For periods ended April 30, 2009

		Six
		Months*	1 Yr.	5 Yr.	10 Yr.

Class A	w/o SC1	-14.91%	-37.72%	-2.57%	-0.41%
	w/SC2	-19.84%	-41.30%	-3.71%	-1.00%

Class B	w/o SC1	-15.29%	-38.22%	-3.20%	-1.13%
	w/SC3	-19.48%	-41.26%	-3.48%	-1.13%

Class C4	w/o SC1	-15.28%	-38.17%	-3.19%	-1.10%
	w/SC5	-16.12%	-38.78%	-3.19%	-1.10%

Class R2[6,7,8]		-15.14%	-37.82%	-2.70%	-0.85%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.
[1]	These returns do not reflect the effects of sales charges (SC).
[2]	A 5.75% front-end sales charge was deducted.
[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
[4]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.
[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[6]	These returns until the creation of Class R2 shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because the Class R2 shares will invest in the same portfolio of securities as Class B shares.
[7]	Not subject to any sales charges.
[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	1.55%	1.52%

Class B	2.18%	2.15%

Class C	2.18%	2.15%

Class R2	1.88%	1.85%

*	Annualized data as of October 31, 2008. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2010. Please see the Fund’s most recent prospectus for details. Annualized expense ratios for the six-month period ending April 30, 2009 appear in the “Shareholder Expense Example” section of the report.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Large Cap Value Fund, the Russell 1000® Value Index (Russell 1000 Value)(a), and the Consumer Price Index (CPI)(b) over a 10 year period ended 4/30/09. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 Value is an unmanaged index of large capitalization value securities of U.S. companies included in the Russel 1000® Index. The Russell 1000 Value offers investors access to the large-cap value segment of the U.S. equity universe. The Russell 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Semiannual Report 21

Shareholder	Nationwide Large Cap Value Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2009

			Beginning	Ending	Expenses Paid	Annualized
			Account Value ($)	Account Value ($)	During Period ($)	Expense Ratio (%)
Nationwide Large Cap Value Fund			11/01/08	04/30/09	11/01/08 - 04/30/09 [a]	11/01/08 - 04/30/09 [a]

Class A	Actual		1,000.00	850.93	6.65	1.45
	Hypothetical	[b]	1,000.00	1,017.60	7.28	1.45

Class B	Actual		1,000.00	847.10	9.85	2.15
	Hypothetical	[b]	1,000.00	1,014.13	10.79	2.15

Class C	Actual		1,000.00	847.18	9.85	2.15
	Hypothetical	[b]	1,000.00	1,014.13	10.80	2.15

Class R2[c]	Actual		1,000.00	848.64	7.60	1.66
	Hypothetical	[b]	1,000.00	1,024.79	8.33	1.66

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with the Securities and Exchange Commission guidelines.

[b]	Represent the hypothetical 5% return before expenses.

[c]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

22 Semiannual Report 2009

Portfolio Summary	Nationwide Large Cap Value Fund
April 30, 2009 (Unaudited)

Asset Allocation

Common Stocks	98.2%
Repurchase Agreements	1.3%
Other assets in excess of liabilities	0.5%

100.0%

Top Industries

Oil, Gas & Consumable Fuels	14.8%
Pharmaceuticals	8.9%
Diversified Telecommunication Services	6.6%
Diversified Financial Services	6.5%
Insurance	4.8%
Commercial Banks	4.7%
Media	4.1%
Electric Utilities	3.7%
Industrial Conglomerates	3.3%
Capital Markets	3.2%
Other Industries*	39.4%

100.0%

Top Holdings

Exxon Mobil Corp.	5.2%
Chevron Corp.	4.7%
AT&T, Inc.	3.6%
General Electric Co.	3.3%
Johnson & Johnson	3.3%
JPMorgan Chase & Co.	3.1%
Procter & Gamble Co. (The)	3.1%
Verizon Communications, Inc.	3.0%
Pfizer, Inc.	2.4%
Wells Fargo & Co.	2.1%
Other Holdings*	66.2%

100.0%

*	For purposes of listing top holdings and top industries, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 23

Statement of Investments
April 30, 2009 (Unaudited)

Nationwide Large Cap Value Fund

Common Stocks 98.2%

	Shares	Market Value

Aerospace & Defense 2.3%
General Dynamics Corp.	2,300	$118,841
ITT Corp.	2,000	82,020
Northrop Grumman Corp.	1,800	87,030

		287,891

Air Freight & Logistics 0.7%
FedEx Corp.	1,600	89,536

Airline 0.6%
Southwest Airlines Co.	10,800	75,384

Beverages 1.3%
PepsiCo, Inc.	3,400	169,184

Biotechnology 1.3%
Amgen, Inc.*	3,500	169,645

Building Products 0.5%
Armstrong World Industries, Inc.*	3,200	58,176

Capital Markets 3.2%
Bank of New York Mellon Corp. (The)	3,500	89,180
Goldman Sachs Group, Inc. (The)	1,200	154,200
Raymond James Financial, Inc.	2,800	43,932
State Street Corp.	3,600	122,868

		410,180

Chemicals 1.7%
Cytec Industries, Inc.	2,700	53,622
E.I. Du Pont de Nemours & Co.	2,900	80,910
Sigma-Aldrich Corp.	1,800	78,912

		213,444

Commercial Banks 4.7%
BB&T Corp.	4,000	93,360
U.S. Bancorp	13,100	238,682
Wells Fargo & Co.	13,100	262,131

		594,173

Commercial Services & Supplies 1.1%
Avery Dennison Corp.	4,700	135,078

Computers & Peripherals 1.0%
International Business Machines Corp.	1,200	123,852

Containers & Packaging 0.7%
AptarGroup, Inc.	2,700	83,781

Diversified Financial Services 6.5%
Bank of America Corp.	12,918	115,358
Citigroup, Inc.	17,300	52,765
CME Group, Inc.	300	66,405
IntercontinentalExchange, Inc.*	800	70,080
JPMorgan Chase & Co.	11,928	393,624
MSCI, Inc., Class A*	3,600	75,564
Nasdaq OMX Group, Inc. (The)*	2,800	53,844

		827,640

Diversified Telecommunication Services 6.6%
AT&T, Inc.	18,052	462,492
Verizon Communications, Inc.	12,400	376,216

		838,708

Electric Utilities 3.7%
American Electric Power Co., Inc.	5,800	153,004
FirstEnergy Corp.	3,500	143,150
FPL Group, Inc.	1,200	64,548
Southern Co. (The)	3,900	112,632

		473,334

Electronic Equipment & Instruments 0.7%
Avnet, Inc.*	3,900	85,371

Energy Equipment & Services 1.3%
ENSCO International, Inc.	2,700	76,356
National Oilwell Varco, Inc.*	2,700	81,756

		158,112

Food & Staples Retailing 1.5%
CVS Caremark Corp.	3,500	111,230
Wal-Mart Stores, Inc.	1,600	80,640

		191,870

Food Products 2.6%
Archer-Daniels-Midland Co.	3,700	91,094
Campbell Soup Co.	4,000	102,880
General Mills, Inc.	2,600	131,794

		325,768

Health Care Providers & Services 2.6%
CIGNA Corp.	4,500	88,695
McKesson Corp.	1,700	62,900
UnitedHealth Group, Inc.	4,500	105,840
WellPoint, Inc.*	1,800	76,968

		334,403

Hotels, Restaurants & Leisure 0.6%
Royal Caribbean Cruises Ltd.	5,400	79,542

Household Durables 1.6%
Snap-on, Inc.	2,600	88,192
Whirlpool Corp.	2,500	112,900

		201,092

Household Products 3.1%
Procter & Gamble Co. (The)	7,800	385,632

24 Semiannual Report 2009

Common Stocks (continued)
	Shares	Market Value

Industrial Conglomerate 3.3%
General Electric Co.	33,400	$422,510

Insurance 4.8%
Aflac, Inc.	4,100	118,449
Chubb Corp.	2,700	105,165
Fidelity National Financial, Inc., Class A	6,700	121,471
MetLife, Inc.	2,100	62,475
Progressive Corp. (The)*	5,800	88,624
Unum Group	6,900	112,746

		608,930

Leisure Equipment & Products 0.8%
Mattel, Inc.	6,400	95,744

Media 4.1%
Comcast Corp., Class A	11,300	174,698
Marvel Entertainment, Inc.*	3,200	95,488
McGraw-Hill Cos., Inc. (The)	3,700	111,555
Walt Disney Co. (The)	6,100	133,590

		515,331

Multi-Utility 2.4%
CMS Energy Corp.	8,000	96,160
Dominion Resources, Inc.	4,200	126,672
Sempra Energy	1,700	78,234

		301,066

Multiline Retail 0.7%
Family Dollar Stores, Inc.	2,800	92,932

Natural Gas Utility 0.5%
ONEOK, Inc.	2,600	68,042

Oil, Gas & Consumable Fuels 14.8%
Chevron Corp.	8,900	588,290
ConocoPhillips	5,300	217,300
Exxon Mobil Corp.	9,900	660,033
Marathon Oil Corp.	4,700	139,590
Occidental Petroleum Corp.	2,200	123,838
Valero Energy Corp.	6,800	134,912

		1,863,963

Paper & Forest Products 1.2%
MeadWestvaco Corp.	9,700	151,902

Pharmaceuticals 8.9%
Eli Lilly & Co.	2,700	88,884
Johnson & Johnson	7,900	413,644
Merck & Co., Inc.	5,300	128,472
Pfizer, Inc.	23,000	307,280
Wyeth	4,300	182,320

		1,120,600

Real Estate Investment Trusts 2.8%
Brandywine Realty Trust	7,300	45,187
Camden Property Trust	3,000	81,390
Plum Creek Timber Co., Inc.	2,500	86,300
Simon Property Group, Inc.	2,800	144,480

		357,357

Semiconductors & Semiconductor Equipment 0.7%
Intel Corp.	5,400	85,212

Software 0.8%
Symantec Corp.*	6,100	105,225

Specialty Retail 1.8%
Best Buy Co., Inc.	1,500	57,570
Lowe’s Cos., Inc.	7,800	167,700

		225,270

Tobacco 0.7%
Altria Group, Inc.	5,500	89,815

Total Common Stocks (cost $14,398,456)		12,415,695

Repurchase Agreements 1.3%

	Principal Amount	Market Value

CS First Boston, 0.18%, dated 04/30/09, due 05/01/09, repurchase price $56,653, collateralized by U.S. Government Agency Mortgage 5.50%, maturing 04/01/39; total market value of $57,786	$56,653	56,653
UBS Securities, 0.15%, dated 04/30/09, due 05/01/09, repurchase price $107,001, collateralized by U.S. Government Agency Securities ranging from 0.00% — 6.25%, maturing 05/06/09 — 04/23/29; total market value of $109,141	107,001	107,001

Total Repurchase Agreements (cost $163,654)		163,654

Total Investments (cost $14,562,110) (a) — 99.5%		12,579,349

Other assets in excess of liabilities — 0.5%		59,064

NET ASSETS — 100.0%		$12,638,413

2009 Semiannual Report 25

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide Large Cap Value Fund (Continued)

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

Ltd	Limited

The accompanying notes are an integral part of these financial statements.

26 Semiannual Report 2009

Statement of Assets and Liabilities
April 30, 2009 (Unaudited)

Nationwide
Large Cap
Value Fund

Assets:
Investments, at value (cost $14,398,456)	$12,415,695
Repurchase agreements, at value and cost	163,654

Total Investments	12,579,349

Interest and dividends receivable	29,665
Receivable for capital shares issued	4,762
Receivable from adviser	3,981
Prepaid expenses and other assets	31,523

Total Assets	12,649,280

Liabilities:
Payable for capital shares redeemed	185
Accrued expenses and other payables:
Fund administration fees	1,335
Distribution fees	4,026
Trustee fees	127
Compliance program costs (Note 3)	271
Custodian fees	1,074
Printing fees	224
Professional fees	767
Other	2,858

Total Liabilities	10,867

Net Assets	$12,638,413

Represented by:
Capital	$23,066,948
Accumulated undistributed net investment income	7,229
Accumulated net realized losses from investment transactions	(8,453,003)
Net unrealized appreciation/(depreciation) from investments	(1,982,761)

Net Assets	$12,638,413

Net Assets:
Class A Shares	$10,168,408
Class B Shares	616,448
Class C Shares	1,812,310
Class R2 Shares (a)	41,247

Total	$12,638,413

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,493,966
Class B Shares	92,479
Class C Shares	273,478
Class R2 Shares (a)	6,201

Total	1,866,124

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 27

Statement of Assets and Liabilities (Continued)

	Nationwide
	Large Cap
	Value Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$6.81
Class B Shares (b)	$6.67	(d)
Class C Shares (c)	$6.63
Class R2 Shares (a)	$6.65
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.23

Maximum Sales Charge:
Class A Shares	5.75%

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(d)	NAV shown differs from traded NAV at April 30, 2009 due to financial statement adjustments.

The accompanying notes are an integral part of these financial statements.

28 Semiannual Report 2009

Statement of Operations
For the Six Months Ended April 30, 2009 (Unaudited)

Nationwide
Large Cap
Value Fund

INVESTMENT INCOME:
Interest income	$42
Dividend income	259,800
Income from securities lending (Note 2)	74

Total Income	259,916

EXPENSES:
Investment advisory fees	50,973
Fund administration fees	8,476
Distribution fees Class A	13,762
Distribution fees Class B	3,081
Distribution fees Class C	9,642
Distribution fees Class R2 (a)	96
Administrative services fees Class A	2,876
Administrative services fees Class R2 (a)	2
Registration and filing fees	31,621
Professional fees	1,417
Printing fees	4,740
Trustee fees	530
Compliance program costs (Note 3)	140
Custodian fees	1,866
Other	12,942

Total expenses before reimbursed/waived expenses	142,164
Earnings credit (Note 5)	(448)
Expenses reimbursed by adviser	(34,573)

Net Expenses	107,143

NET INVESTMENT INCOME	152,773

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(6,020,908)
Net change in unrealized appreciation/(depreciation) from investments	2,923,890

Net realized/unrealized losses from investments	(3,097,018)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,944,245)

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 29

Statements of Changes in Net Assets

	Nationwide Large Cap Value Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)
Operations:
Net investment income	$152,773	$310,351
Net realized losses from investment transactions	(6,020,908)	(2,353,586)
Net change in unrealized appreciation/(depreciation) from investments	2,923,890	(7,971,346)

Change in net assets resulting from operations	(2,944,245)	(10,014,581)

Distributions to Shareholders From:
Net investment income:
Class A	(145,444)	(249,388)
Class B	(7,310)	(7,605)
Class C	(22,120)	(24,880)
Class R2 (a)	(552)	(1,633)
Net realized gains:
Class A	–	(3,004,510)
Class B	–	(176,185)
Class C	–	(673,857)
Class R2 (a)	–	(17,357)

Change in net assets from shareholder distributions	(175,426)	(4,155,415)

Change in net assets from capital transactions	(301,906)	(8,273,011)

Change in net assets	(3,421,577)	(22,443,007)

Net Assets:
Beginning of period	16,059,990	38,502,997

End of period	$12,638,413	$16,059,990

Accumulated undistributed net investment income at end of period	$7,229	$29,882

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,873,510	$3,276,935
Dividends reinvested	126,189	2,767,953
Cost of shares redeemed (b)	(3,054,699)	(11,369,445)

Total Class A	(55,000)	(5,324,557)

Class B Shares
Proceeds from shares issued	69,447	69,443
Dividends reinvested	5,265	131,601
Cost of shares redeemed (b)	(105,782)	(431,573)

Total Class B	(31,070)	(230,529)

Class C Shares
Proceeds from shares issued	175,600	841,726
Dividends reinvested	6,483	188,786
Cost of shares redeemed (b)	(431,192)	(3,680,070)

Total Class C	(249,109)	(2,649,558)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Includes redemption fees — see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

30 Semiannual Report 2009

	Nationwide Large Cap Value Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares (a)
Proceeds from shares issued	$32,721	$23,614
Dividends reinvested	552	18,990
Cost of shares redeemed (b)	–	(110,971)

Total Class R2	33,273	(68,367)

Change in net assets from capital transactions:	$(301,906)	$(8,273,011)

SHARE TRANSACTIONS:
Class A Shares
Issued	408,488	301,855
Reinvested	19,285	238,557
Redeemed	(509,152)	(1,039,083)

Total Class A Shares	(81,379)	(498,671)

Class B Shares
Issued	11,105	6,205
Reinvested	826	11,531
Redeemed	(15,526)	(40,254)

Total Class B Shares	(3,595)	(22,518)

Class C Shares
Issued	25,392	72,860
Reinvested	1,025	16,623
Redeemed	(65,588)	(331,146)

Total Class C Shares	(39,171)	(241,663)

Class R2 Shares (a)
Issued	4,015	2,211
Reinvested	87	1,674
Redeemed	–	(13,027)

Total Class R2 Shares	4,102	(9,142)

Total change in shares:	(120,043)	(771,994)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Includes redemption fees — see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 31

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Large Cap Value Fund

		Operations			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$8.13	0.08	(1.30)	(1.22)	(0.10)	–	(0.10)	–	$6.81	(14.91%)	$10,168,408	1.45%	2.38%	1.96%	58.21%
Year Ended October 31, 2008 (f)	$14.03	0.16	(4.40)	(4.24)	(0.14)	(1.52)	(1.66)	–	$8.13	(33.66%)	$12,802,001	1.49%	1.35%	1.52%	116.40%
Year Ended October 31, 2007 (f)	$15.02	0.13	1.05	1.18	(0.16)	(2.01)	(2.17)	–	$14.03	8.38%	$29,106,081	1.42%	0.90%	1.42%	88.20%
Year Ended October 31, 2006	$13.14	0.17	2.46	2.63	(0.15)	(0.60)	(0.75)	–	$15.02	20.81%	$23,752,997	1.44%	1.14%	1.44%	95.14%
Year Ended October 31, 2005	$11.79	0.15	1.34	1.49	(0.14)	–	(0.14)	–	$13.14	12.63%	$28,231,989	1.44%	1.09%	1.47%	67.00%
Year Ended October 31, 2004	$10.44	0.10	1.35	1.45	(0.10)	–	(0.10)	–	$11.79	13.92%	$24,845,846	1.39%	0.91%	1.45%	58.61%

Class B Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$7.97	0.06	(1.28)	(1.22)	(0.08)	–	(0.08)	–	$6.67	(15.29%)	$616,448	2.15%	1.59%	2.66%	58.21%
Year Ended October 31, 2008 (f)	$13.79	0.09	(4.32)	(4.23)	(0.07)	(1.52)	(1.59)	–	$7.97	(34.08%)	$765,344	2.15%	0.72%	2.19%	116.40%
Year Ended October 31, 2007 (f)	$14.80	0.04	1.04	1.08	(0.08)	(2.01)	(2.09)	–	$13.79	7.68%	$1,635,907	2.06%	0.27%	2.07%	88.20%
Year Ended October 31, 2006	$12.96	0.07	2.43	2.50	(0.06)	(0.60)	(0.66)	–	$14.80	20.06%	$1,587,540	2.05%	0.52%	2.06%	95.14%
Year Ended October 31, 2005	$11.63	0.06	1.33	1.39	(0.06)	–	(0.06)	–	$12.96	11.97%	$1,342,270	2.06%	0.46%	2.08%	67.00%
Year Ended October 31, 2004	$10.30	0.03	1.33	1.36	(0.03)	–	(0.03)	–	$11.63	13.25%	$982,344	2.00%	0.29%	2.06%	58.61%

Class C Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$7.92	0.05	(1.26)	(1.21)	(0.08)	–	(0.08)	–	$6.63	(15.28%)	$1,812,310	2.15%	1.64%	2.66%	58.21%
Year Ended October 31, 2008 (f)	$13.72	0.08	(4.30)	(4.22)	(0.06)	(1.52)	(1.58)	–	$7.92	(34.15%)	$2,475,957	2.15%	0.71%	2.19%	116.40%
Year Ended October 31, 2007 (f)	$14.75	0.03	1.03	1.06	(0.08)	(2.01)	(2.09)	–	$13.72	7.63%	$7,606,296	2.07%	0.25%	2.07%	88.20%
Year Ended October 31, 2006	$12.91	0.07	2.43	2.50	(0.06)	(0.60)	(0.66)	–	$14.75	20.11%	$5,966,114	2.06%	0.52%	2.06%	95.14%
Year Ended October 31, 2005	$11.60	0.06	1.33	1.39	(0.08)	–	(0.08)	–	$12.91	11.98%	$4,888,490	2.06%	0.34%	2.07%	67.00%
Year Ended October 31, 2004	$10.28	0.03	1.33	1.36	(0.04)	–	(0.04)	–	$11.60	13.25%	$743,420	2.00%	0.21%	2.06%	58.61%

Class R2 Shares (g)
Six Months Ended April 30, 2009 (Unaudited)(f)	$7.95	0.07	(1.28)	(1.21)	(0.09)	–	(0.09)	–	$6.65	(15.14%)	$41,247	1.66%	2.01%	2.17%	58.21%
Year Ended October 31, 2008 (f)	$13.76	0.13	(4.29)	(4.16)	(0.13)	(1.52)	(1.65)	–	$7.95	(33.73%)	$16,688	1.65%	1.22%	1.72%	116.40%
Year Ended October 31, 2007 (f)	$14.81	0.07	1.03	1.10	(0.14)	(2.01)	(2.15)	–	$13.76	7.91%	$154,713	1.70%	0.51%	1.70%	88.20%
Year Ended October 31, 2006	$12.97	0.14	2.44	2.58	(0.14)	(0.60)	(0.74)	–	$14.81	20.69%	$1,608	1.57%	1.00%	1.59%	95.14%
Year Ended October 31, 2005	$11.64	0.15	1.33	1.48	(0.15)	–	(0.15)	–	$12.97	12.73%	$1,333	1.33%	1.18%	1.38%	67.00%
Year Ended October 31, 2004	$10.31	0.08	1.33	1.41	(0.08)	–	(0.08)	–	$11.64	13.71%	$1,181	1.54%	0.75%	1.86%	58.61%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares outstanding during the period.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are in integral part of these financial statements.

32 Semiannual Report 2008

Nationwide U.S. Small Cap Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2009, the Nationwide U.S. Small Cap Value Fund (Class A at NAV) registered −8.27% versus −12.60% for its benchmark, the Russell 2000® Value Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Value Funds (consisting of 342 funds as of April 30, 2009) was −7.06% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s greater exposure than that of the benchmark index to deep-value stocks and, especially, the better performance of the Fund’s basket of those stocks had a large positive impact on the Fund’s relative performance. Composition differences within the various market capitalization segments, especially among mid-cap stocks, also had a strong positive impact on the Fund’s relative performance. The Fund’s greater allocation than that of the index to the consumer discretionary sector, which outperformed relative to all other sectors, and other allocation differences across industries had a positive impact on the Fund’s relative performance. Composition differences within those other sectors, especially in the financials sector, also had a strong positive impact on the Fund’s relative performance.

What areas of investment detracted from Fund performance?

Although a value fund, the Fund maintained greater exposure than that of the benchmark index to mid-cap stocks. This, as well as other differences in allocation across the market-cap segments had a negative impact on the Fund’s relative performance. The Fund also was hurt by the poor performance of its basket of growth-oriented stocks. With regard to industry holding differences in relation to the index, the Fund’s greater allocation than that of the index to the energy sector, the worst-performing sector during the reporting period, had a negative impact on the Fund’s relative performance.

What is your outlook for the near term?

Dimensional Fund Advisors does not make economic or financial forecasts. The Fund’s investment approach is based on scientific research into the sources of risk and return in equity markets, and does not involve macroeconomic forecasts or tactical allocations.

Subadviser:
Dimensional Fund Advisors LP

Portfolio Manager:
Stephen A. Clark

2009 Semiannual Report 33

Fund Performance	Nationwide U.S. Small Cap Value Fund

Average Annual Total Return
(For periods ended April 30, 2009)

		Six
		Months*	1 Yr.	Inception[1]

Class A	w/o SC2	-8.27%	-32.61%	-27.96%
	w/SC3	-13.59%	-36.49%	-31.03%

Class C	w/o SC2	-8.50%	-31.28%	-27.04%
	w/SC4	-9.40%	-31.96%	-27.04%

Institutional Service Class[5]		-8.16%	-30.71%	-26.44%

Institutional Class[5]		-8.00%	-30.49%	-26.25%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Fund commenced operations on December 21, 2007.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	1.62%	1.34%

Class C	2.37%	2.09%

Institutional Service Class	1.55%	1.27%

Institutional Class	1.37%	1.09%

*	Annualized data as of October 31, 2008. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2010. Please see the Fund’s most recent prospectus for details. Annualized expense ratios for the six-month period ending April 30, 2009 appear in the “Shareholder Expense Example” section of the report.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide U.S. Small Cap Value Fund, Russell 2000® Value Index (Russell 2000 Value)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 Value is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

34 Semiannual Report 2009

Shareholder	Nationwide U.S. Small Cap Value Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2009

			Beginning	Ending	Expenses Paid	Annualized
			Account Value ($)	Account Value ($)	During Period ($)	Expense Ratio (%)
Nationwide U.S. Small Cap Value Fund			11/01/08	04/30/09	11/1/08 - 04/30/09 [a]	11/1/08 - 04/30/09 [a]

Class A	Actual		1,000.00	917.30	6.50	1.37
	Hypothetical	[b]	1,000.00	1,018.01	6.86	1.37

Class C	Actual		1,000.00	914.95	9.92	2.09
	Hypothetical	[b]	1,000.00	1,014.43	10.49	2.09

Institutional Service Class	Actual		1,000.00	918.40	6.28	1.32
	Hypothetical	[b]	1,000.00	1,018.25	6.63	1.32

Institutional Class	Actual		1,000.00	920.00	5.19	1.09
	Hypothetical	[b]	1,000.00	1,019.39	5.47	1.09

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with the Securities and Exchange Commission guidelines.

[b]	Represent the hypothetical 5% return before expenses.

2009 Semiannual Report 35

Portfolio Summary	Nationwide U.S. Small Cap Value Fund
April 30, 2009 (Unaudited)

Asset Allocation

Common Stocks	99.7%
Repurchase Agreements	0.4%
Liabilities in excess of other assets	(0	.1)%

	100.0%

Top Industries

Insurance	10.4%
Commercial Banks	9.4%
Specialty Retail	6.2%
Electronic Equipment & Instruments	5.9%
Household Durables	3.8%
Semiconductors & Semiconductor Equipment	3.7%
Health Care Providers & Services	3.5%
Communications Equipment	3.2%
Oil, Gas & Consumable Fuels	3.1%
Chemicals	3.0%
Other Industries*	47.8%

100.0%

Top Holdings

Watson Pharmaceuticals, Inc.	0.8%
Mohawk Industries, Inc.	0.8%
AutoNation, Inc.	0.8%
CenturyTel, Inc.	0.7%
Jarden Corp.	0.7%
MeadWestvaco Corp.	0.7%
First American Corp.	0.6%
HCC Insurance Holdings, Inc.	0.6%
Transatlantic Holdings, Inc.	0.6%
Valspar Corp.	0.6%
Other Holdings*	93.1%

100.0%

*	For purposes of listing top holdings and top industries, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

36 Semiannual Report 2009

Statement of Investments
April 30, 2009 (Unaudited)

Nationwide U.S. Small Cap Value Fund

Common Stocks 99.7%

	Shares	Market Value

Aerospace & Defense 1.0%
Allied Defense Group, Inc. (The)	400	$1,612
Argon ST, Inc.*	1,200	24,468
Ceradyne, Inc.*	2,600	44,824
Ducommun, Inc.	1,300	22,516
Esterline Technologies Corp.*	2,300	60,605
Ladish Co., Inc.*	2,000	15,140
Limco-Piedmont, Inc.*	1,500	3,705
Sparton Corp.	400	540
Triumph Group, Inc.	1,000	41,330

		214,740

Air Freight & Logistics 0.1%
Atlas Air Worldwide Holdings, Inc.*	500	13,275
Park-Ohio Holdings Corp.*	1,100	5,115

		18,390

Airlines 0.6%
Alaska Air Group, Inc.*	2,300	38,594
JetBlue Airways Corp.*	12,500	61,625
SkyWest, Inc.	3,200	38,528

		138,747

Auto Components 0.8%
ArvinMeritor, Inc.	400	496
Drew Industries, Inc.*	2,000	28,560
Modine Manufacturing Co.	2,900	11,078
Shiloh Industries, Inc.	1,577	3,943
Spartan Motors, Inc.	1,800	14,526
Standard Motor Products, Inc.	1,600	6,400
Stoneridge, Inc.*	1,400	3,234
Superior Industries International, Inc.	3,100	46,748
Tenneco, Inc.*	2,500	7,650
TRW Automotive Holdings Corp.*	5,700	49,134

		171,769

Beverages 0.6%
Constellation Brands, Inc., Class A*	8,400	97,356
PepsiAmericas, Inc.	1,200	29,484

		126,840

Biotechnology 0.3%
Celera Corp.*	6,100	49,349
Lexicon Pharmaceuticals, Inc.*	7,400	8,140
MediciNova, Inc.*	570	1,436
Trimeris, Inc.	1,600	3,216
Vical, Inc.	2,100	5,355

		67,496

Building Products 1.0%
American Woodmark Corp.	1,300	26,910
Ameron International Corp.	1,000	59,170
Builders FirstSource, Inc.*	456	1,509
Gibraltar Industries, Inc.	2,600	17,420
Insteel Industries, Inc.	2,300	17,135
NCI Building Systems, Inc.*	1,500	5,925
Simpson Manufacturing Co., Inc.	1,800	40,068
Universal Forest Products, Inc.	1,500	50,340
US Home Systems, Inc.*	700	1,449

		219,926

Capital Markets 1.3%
Broadpoint Securities Group, Inc.*	1,600	6,896
Capital Southwest Corp.	350	27,216
Cowen Group, Inc.*	1,600	9,232
E*Trade Financial Corp.*	35,800	51,194
FirstCity Financial Corp.*	1,000	3,150
Harris & Harris Group, Inc.*	2,900	14,036
KBW, Inc.*	1,000	24,190
Knight Capital Group, Inc., Class A*	4,800	74,352
Penson Worldwide, Inc.*	3,200	32,448
Sanders Morris Harris Group, Inc.	2,800	12,656
SWS Group, Inc.	1,400	17,906
Thomas Weisel Partners Group, Inc.*	3,048	13,777

		287,053

Chemicals 3.0%
American Pacific Corp.	600	4,254
Arch Chemicals, Inc.	1,000	24,180
Ashland, Inc.	3,400	74,664
Cabot Corp.	5,300	77,380
Cytec Industries, Inc.	2,600	51,636
Ferro Corp.	1,800	4,986
GenTek, Inc.*	600	11,454
ICO, Inc.*	3,200	7,904
Kronos Worldwide, Inc.	900	6,723
Minerals Technologies, Inc.	1,000	37,190
OM Group, Inc.*	1,800	50,148
Penford Corp.	1,000	4,470
PolyOne Corp.*	7,100	19,454
Quaker Chemical Corp.	1,000	11,700
Rockwood Holdings, Inc.*	700	8,610
Sensient Technologies Corp.	1,800	42,084
Spartech Corp.	3,200	12,576
Valspar Corp.	5,900	141,600
Westlake Chemical Corp.	5,000	93,500

		684,513

Commercial Banks 9.4%
1st Source Corp.	1,400	27,496
Amcore Financial, Inc.	1,335	1,962
Ameris Bancorp	1,700	11,135
AmeriServ Financial, Inc.	1,800	3,186
Appalachian Bancshares, Inc.	400	484
Bancorp, Inc.*	1,600	8,656
BancTrust Financial Group, Inc.	1,900	12,502
Bank of Florida Corp.*	1,000	3,200

2009 Semiannual Report 37

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Commercial Banks (continued)

Bank of Granite Corp.	1,200	$2,520
Banner Corp.	1,900	8,816
Boston Private Financial Holdings, Inc.	8,101	37,346
Cadence Financial Corp.	1,000	3,370
Capital City Bank Group, Inc.	1,500	22,560
Capitol Bancorp Ltd.	800	2,928
Cardinal Financial Corp.	1,900	14,915
Cascade Financial Corp.	747	2,428
Cathay General Bancorp	2,400	26,928
Center Financial Corp.	1,700	4,318
Central Jersey Bancorp	700	4,193
Central Pacific Financial Corp.	3,200	18,752
Chemical Financial Corp.	1,300	27,755
Citizens Republic Bancorp, Inc.*	16,000	26,880
CoBiz Financial, Inc.	1,300	7,631
Colonial BancGroup, Inc. (The)	1,200	912
Columbia Banking System, Inc.	1,600	15,840
Comerica, Inc.	2,014	42,254
Community Bank System, Inc.	1,200	19,740
Community Trust Bancorp, Inc.	800	24,208
Crescent Financial Corp.	300	1,182
East West Bancorp, Inc.	4,200	28,686
Enterprise Financial Services Corp.	963	9,486
First Bancorp, North Carolina	1,500	18,255
First Bancorp, Puerto Rico	100	551
First Busey Corp.	3,200	25,056
First Community Bancshares, Inc.	300	4,335
First Financial Bancorp	3,200	34,528
First Horizon National Corp.	11,601	133,528
First Midwest Bancorp, Inc.	2,300	20,378
First Regional Bancorp	500	625
First Security Group, Inc.	900	3,474
First South Bancorp, Inc.	700	8,092
FirstMerit Corp.	1,800	34,938
FNB United Corp.	1,000	3,190
Fulton Financial Corp.	9,400	62,134
German American Bancorp, Inc.	1,000	11,900
Great Southern Bancorp, Inc.	1,000	16,490
Green Bankshares, Inc.	1,710	14,535
Guaranty Bancorp*	5,200	11,544
Hampton Roads Bankshares, Inc.	670	4,991
Harleysville National Corp.	2,630	23,065
Heartland Financial USA, Inc.	1,400	20,692
Heritage Commerce Corp.	1,300	10,504
IBERIABANK Corp.	1,000	45,680
Independent Bank Corp.	1,100	1,980
Independent Bank Corp.	1,200	23,952
Integra Bank Corp.	900	1,944
Lakeland Bancorp, Inc.	1,828	15,556
Macatawa Bank Corp.	800	2,536
MainSource Financial Group, Inc.	1,600	13,856
MB Financial, Inc.	2,700	36,801
MBT Financial Corp.	700	1,764
Mercantile Bank Corp.	1,100	4,257
Nara Bancorp, Inc.	2,300	8,533
National Penn Bancshares, Inc.	6,100	49,349
NewBridge Bancorp	1,500	3,195
North Valley Bancorp	390	1,884
Old National Bancorp	3,500	47,705
Old Second Bancorp, Inc.	1,000	5,400
Pacific Capital Bancorp NA	1,800	12,492
Pacific Mercantile Bancorp	1,000	3,380
PacWest Bancorp	1,500	21,855
Peoples Bancorp, Inc.	1,000	16,570
Pinnacle Financial Partners, Inc.*	500	8,920
Preferred Bank	1,200	5,184
PrivateBancorp, Inc.	700	14,175
Prosperity Bancshares, Inc.	257	7,137
Provident Bankshares Corp.	4,000	35,160
Renasant Corp.	1,800	25,380
S&T Bancorp, Inc.	1,300	23,231
Sandy Spring Bancorp, Inc.	2,100	34,125
SCBT Financial Corp.	600	13,842
Seacoast Banking Corp. of Florida	1,800	7,596
Simmons First National Corp., Class A	800	20,744
Smithtown Bancorp, Inc.	700	9,380
Somerset Hills Bancorp	400	2,900
South Financial Group, Inc. (The)	9,300	15,438
Southern Community Financial Corp.	1,400	5,054
Southwest Bancorp, Inc.	1,700	11,645
State Bancorp, Inc.	1,000	8,240
StellarOne Corp.	2,000	25,740
Sterling Bancshares, Inc.	8,500	56,525
Sterling Financial Corp.	1,300	4,147
Sun Bancorp, Inc.*	364	2,397
Superior Bancorp	100	423
Susquehanna Bancshares, Inc.	3,700	29,822
Synovus Financial Corp.	16,200	52,326
Taylor Capital Group, Inc.	1,000	4,250
Texas Capital Bancshares, Inc.*	600	8,400
TIB Financial Corp.	1,144	3,569
Trustmark Corp.	300	6,522
UCBH Holdings, Inc.	10,900	13,952
Umpqua Holdings Corp.	4,700	45,073
Union Bankshares Corp.	1,500	25,635
United Bankshares, Inc.	200	5,188
United Community Banks, Inc.	1,821	11,745
Univest Corp. of Pennsylvania	1,100	22,957
Virginia Commerce Bancorp	2,435	7,792
Washington Trust Bancorp, Inc.	300	5,475
Webster Financial Corp.	3,500	18,305
WesBanco, Inc.	2,300	45,747
Western Alliance Bancorp*	4,500	29,295
Whitney Holding Corp.	8,069	96,505
Wilshire Bancorp, Inc.	1,600	6,464
Wintrust Financial Corp.	3,000	51,000

38 Semiannual Report 2009

Common Stocks (continued)
	Shares	Market Value

Commercial Banks (continued)

Yadkin Valley Financial Corp.	900	$7,380
Zions Bancorporation	6,400	69,952

		2,108,500

Commercial Services & Supplies 2.0%
ABM Industries, Inc.	2,700	47,304
ATC Technology Corp.*	1,200	19,068
Bowne & Co., Inc.	1,518	7,757
Comfort Systems USA, Inc.	2,200	23,738
Cornell Cos., Inc.*	800	14,544
Ennis, Inc.	3,000	27,000
G&K Services, Inc.	1,100	27,467
Geo Group, Inc. (The)*	1,000	16,630
ICT Group, Inc.*	700	4,956
Intersections, Inc.	1,600	5,264
Kimball International, Inc., Class B	1,630	8,948
M&F Worldwide Corp.*	900	14,355
McGrath Rentcorp	1,400	29,596
Mobile Mini, Inc.*	3,800	52,060
North American Galvanizing & Coating, Inc.	300	1,395
RR Donnelley & Sons Co.	1,300	15,145
Schawk, Inc.	2,400	17,256
Steelcase, Inc.	3,000	13,590
Sunair Services Corp.	1,100	2,299
Superior Uniform Group, Inc.	300	2,289
SYKES Enterprises, Inc.*	800	15,728
United Stationers, Inc.*	500	16,365
Viad Corp.	1,600	30,528
Virco Manufacturing	900	2,862
Waste Services, Inc.*	6,015	32,481
WCA Waste Corp.	114	234

		448,859

Communications Equipment 3.2%
3Com Corp.*	6,300	25,515
Arris Group, Inc.*	9,300	99,231
Avocent Corp.*	3,400	49,096
Aware, Inc.	1,300	3,055
Bel Fuse, Inc., Class B	900	14,562
CommScope, Inc.*	800	20,080
Communications Systems, Inc.	700	5,852
Digi International, Inc.*	2,600	18,902
EMS Technologies, Inc.*	1,200	22,860
Emulex Corp.*	2,100	21,987
Endwave Corp.	800	2,208
Extreme Networks*	2,700	4,752
Globecomm Systems, Inc.*	2,300	15,640
Harris Stratex Networks, Inc., Class A*	3,000	12,060
Ixia*	1,600	9,216
JDS Uniphase Corp.*	2,400	11,064
KVH Industries, Inc.	1,000	5,500
Loral Space & Communications, Inc.*	2,100	49,035
Network Equipment Technologies, Inc.	1,500	5,895
Occam Networks, Inc.	2,100	5,775
Oplink Communications, Inc.*	1,810	19,982
Opnext, Inc.*	5,731	14,500
Optical Cable Corp.	300	825
Orbcomm, Inc.*	2,300	2,944
PC-Tel, Inc.	1,200	5,844
Performance Technologies, Inc.	1,121	3,105
Plantronics, Inc.	1,600	20,384
SCM Microsystems, Inc.	700	1,659
Seachange International, Inc.*	2,300	14,421
Sycamore Networks, Inc.*	22,200	65,490
Symmetricom, Inc.*	1,500	7,470
Tekelec*	1,000	15,500
Tellabs, Inc.*	22,200	116,328
Tollgrade Communications, Inc.	1,200	7,140
UTStarcom, Inc.*	12,400	14,508

		712,385

Computers & Peripherals 0.6%
Actividentity Corp.	2,500	5,375
Adaptec, Inc.*	10,700	30,602
Avid Technology, Inc.*	1,300	14,391
Concurrent Computer Corp.	500	2,365
Electronics for Imaging, Inc.*	4,000	39,280
Imation Corp.	2,900	29,000
Intevac, Inc.*	1,900	13,091
Presstek, Inc.*	2,000	3,860

		137,964

Construction & Engineering 0.9%
Dycom Industries, Inc.*	4,000	33,680
EMCOR Group, Inc.*	3,000	62,370
Great Lakes Dredge & Dock Corp.	4,900	19,404
Insituform Technologies, Inc., Class A*	2,400	36,792
Integrated Electrical Services, Inc.*	800	7,688
Layne Christensen Co.*	500	10,830
Perini Corp.*	200	3,460
Pike Electric Corp.*	1,800	18,684
Sterling Construction Co., Inc.*	500	9,385

		202,293

Construction Materials 0.1%
Headwaters, Inc.*	4,700	11,844
U.S. Concrete, Inc.*	3,500	6,930

		18,774

Consumer Finance 0.7%
Advanta Corp.	1,300	1,014
Advanta Corp., Class B	3,100	3,627
AmeriCredit Corp.*	8,800	89,496
Cash America International, Inc.	700	15,652
CompuCredit Corp.*	6,100	19,520

2009 Semiannual Report 39

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Consumer Finance (continued)

Consumer Portfolio Services, Inc.	1,500	$1,110
First Marblehead Corp. (The)*	192	369
Nelnet, Inc., Class A*	3,300	19,899
Rewards Network, Inc.	1,400	5,222
United PanAm Financial Corp.	100	183

		156,092

Containers & Packaging 0.8%
Bemis Co., Inc.	3,600	86,544
BWAY Holding Co.*	1,400	13,048
Graphic Packaging Holding Co.*	15,800	27,176
Myers Industries, Inc.	2,800	28,084
Rock-Tenn Co., Class A	400	15,104
Temple-Inland, Inc.	1,000	11,940

		181,896

Distributors 0.1%
Core-Mark Holding Co., Inc.*	1,400	26,838

Diversified Consumer Services 0.6%
Carriage Services, Inc.	1,570	4,129
Collectors Universe	1,100	4,411
Mac-Gray Corp.	100	690
Regis Corp.	3,400	65,076
Service Corp. International	12,000	54,360
Stewart Enterprises, Inc., Class A	2,300	8,027

		136,693

Diversified Financial Services 0.9%
Asset Acceptance Capital Corp.*	1,700	14,093
Compass Diversified Holdings	597	5,337
Encore Capital Group, Inc.*	2,700	23,598
Financial Federal Corp.	1,000	24,610
Marlin Business Services Corp.	356	1,136
Medallion Financial Corp.	1,852	13,649
NewStar Financial, Inc.*	4,300	9,761
PHH Corp.*	4,100	68,798
Pico Holdings, Inc.*	500	15,000
Portfolio Recovery Associates, Inc.*	500	17,485

		193,467

Diversified Telecommunication Services 1.0%
Arbinet-thexchange, Inc.	1,400	2,646
CenturyTel, Inc.	6,000	162,900
Consolidated Communications Holdings, Inc.	1,600	18,000
D&E Communications, Inc.	1,000	5,600
FairPoint Communications, Inc.	600	624
General Communication, Inc., Class A*	4,400	33,704
iBasis, Inc.*	2,700	2,835

		226,309

Electrical Equipment 1.6%
A.O. Smith Corp.	1,700	52,853
Baldor Electric Co.	500	11,600
Belden, Inc.	3,400	54,808
BTU International, Inc.	700	2,618
Coleman Cable, Inc.*	1,200	2,988
Encore Wire Corp.	2,300	50,232
EnerSys*	2,400	40,920
LSI Industries, Inc.	1,600	8,976
Magnetek, Inc.	600	1,050
PowerSecure International, Inc.*	600	2,484
Regal-Beloit Corp.	1,700	69,071
Thomas & Betts Corp.	2,200	68,464

		366,064

Electronic Equipment & Instruments 5.9%
Arrow Electronics, Inc.	5,100	115,974
Avnet, Inc.*	4,800	105,072
AVX Corp.	9,300	93,093
Benchmark Electronics, Inc.*	5,200	63,076
Brightpoint, Inc.*	3,919	20,418
Checkpoint Systems, Inc.*	3,400	41,310
Cognex Corp.	2,300	32,361
CPI International, Inc.*	1,301	14,246
CyberOptics Corp.	400	1,860
DDi Corp.	1,100	3,740
Electro Rent Corp.	2,300	22,011
FARO Technologies, Inc.*	900	13,644
Frequency Electronics, Inc.	1,000	3,320
Gerber Scientific, Inc.*	1,400	5,530
GTSI Corp.	1,000	4,500
ID Systems, Inc.	729	2,865
Ingram Micro, Inc., Class A	9,300	135,036
Intelli-Check — Mobilisa, Inc.	1,000	1,290
Jabil Circuit, Inc.	7,600	61,560
Keithley Instruments, Inc.	1,200	4,152
L-1 Identity Solutions, Inc.*	5,900	43,188
Lecroy Corp.	1,000	3,250
Littelfuse, Inc.*	1,200	19,668
LoJack Corp.	1,300	4,446
Mercury Computer Systems, Inc.*	1,200	9,744
Methode Electronics, Inc.	4,500	27,090
Multi-Fineline Electronix, Inc.*	1,400	28,098
Napco Security Technologies	1,700	2,261
Nu Horizons Electronics Corp.	1,000	2,790
OSI Systems, Inc.*	1,500	28,125
PAR Technology Corp.	1,300	6,799
Park Electrochemical Corp.	500	10,300
PC Connection, Inc.*	300	1,485
PC Mall, Inc.*	1,300	8,320
Perceptron, Inc.	700	2,527
Plexus Corp.*	2,500	55,375
RadiSys Corp.*	2,700	19,359
Richardson Electronics Ltd.	1,400	5,012

40 Semiannual Report 2009

Common Stocks (continued)
	Shares	Market Value

Electronic Equipment & Instruments (continued)

Rogers Corp.*	500	$12,725
ScanSource, Inc.*	600	14,826
Spectrum Control, Inc.	1,400	9,898
SYNNEX Corp.*	2,500	53,825
Tech Data Corp.	3,600	103,644
Technitrol, Inc.	1,925	7,835
TESSCO Technologies, Inc.	400	3,660
TTM Technologies, Inc.*	4,200	31,164
Vicon Industries, Inc.	371	2,022
Vishay Intertechnology, Inc.	9,600	56,352
X-Rite, Inc.	1,600	2,752
Zygo Corp.*	1,600	8,032

		1,329,630

Energy Equipment & Services 2.0%
Allis-Chalmers Energy, Inc.*	3,000	5,790
Bristow Group, Inc.*	2,300	52,348
Bronco Drilling Co., Inc.*	1,400	7,686
Cal Dive International, Inc.*	1,400	11,088
Dawson Geophysical Co.*	100	1,966
Exterran Holdings, Inc.	500	10,325
Geokinetics, Inc.*	800	3,768
Gulf Island Fabrication, Inc.	1,000	12,940
Gulfmark Offshore, Inc.*	1,500	40,320
Hornbeck Offshore Services, Inc.*	1,400	32,522
Mitcham Industries, Inc.*	700	3,150
Natural Gas Services Group, Inc.*	1,400	13,972
Newpark Resources*	2,000	5,600
OMNI Energy Services Corp.	1,400	1,610
Parker Drilling Co.*	1,500	4,140
Patterson-UTI Energy, Inc.	579	7,359
PHI, Inc., Non-Voting Shares*	1,000	11,320
Pioneer Drilling Co.*	3,000	15,000
Rowan Cos., Inc.	3,000	46,830
SEACOR Holdings, Inc.	1,300	85,436
Superior Well Services, Inc.*	1,900	20,330
Trico Marine Services, Inc.*	1,000	3,880
Union Drilling, Inc.*	1,200	7,188
Unit Corp.	1,300	35,477

		440,045

Food & Staples Retailing 1.0%
Andersons, Inc. (The)	1,600	25,712
Great Atlantic & Pacific Tea Co.*	3,900	28,626
Ruddick Corp.	1,800	46,188
Weis Markets, Inc.	2,100	77,679
Winn-Dixie Stores, Inc.*	4,100	46,986

		225,191

Food Products 2.0%
B&G Foods, Inc., Class A	4,700	28,764
Chiquita Brands International, Inc.*	3,300	24,981
Corn Products International, Inc.	1,300	31,070
Del Monte Foods Co.	10,900	82,295
Farmer Bros Co.	1,300	25,675
Hain Celestial Group, Inc. (The)*	2,100	35,049
Imperial Sugar Co.	1,000	6,550
J.M. Smucker Co. (The)	600	23,640
John B. Sanfilippo & Son, Inc.	300	1,710
Sanderson Farms, Inc.	400	15,960
Smart Balance, Inc.*	4,700	33,041
Smithfield Foods, Inc.	7,700	66,528
Tasty Baking Co.	700	2,975
TreeHouse Foods, Inc.*	2,400	63,816

		442,054

Health Care Equipment & Supplies 2.0%
Alphatec Holdings, Inc.*	745	1,527
Analogic Corp.	500	18,200
AngioDynamics, Inc.*	2,400	30,408
Anika Therapeutics, Inc.	100	562
Cantel Medical Corp.*	1,000	14,130
Cardiac Science Corp.*	1,200	3,540
CONMED Corp.*	2,200	29,304
Cooper Cos., Inc. (The)	3,500	100,625
ev3, Inc.*	8,800	73,568
Greatbatch, Inc.*	1,700	35,768
Healthtronics, Inc.	3,450	5,037
Hill-Rom Holdings, Inc.	1,600	20,768
Home Diagnostics, Inc.	1,200	7,128
Invacare Corp.	2,100	32,319
Inverness Medical Innovations, Inc.	500	16,145
Misonix, Inc.	600	1,380
Osteotech, Inc.	1,400	5,348
RTI Biologics, Inc.*	4,100	14,514
Spectranetics Corp.*	600	2,340
Theragenics Corp.	3,000	3,720
TomoTherapy, Inc.*	5,200	13,416
Young Innovations, Inc.	700	10,850

		440,597

Health Care Providers & Services 3.5%
Allion Healthcare, Inc.	2,811	15,657
American Dental Partners, Inc.	1,500	10,417
AMN Healthcare Services, Inc.*	2,800	19,292
Amsurg Corp.*	1,300	26,702
Assisted Living Concepts, Inc., Class A*	1,160	23,003
Bioscrip, Inc.	2,500	7,950
Brookdale Senior Living, Inc.	3,000	30,930
Capital Senior Living Corp.*	2,400	9,480
Community Health Systems, Inc.	2,200	50,248
Continucare Corp.	6,000	11,880
Dynacq Healthcare, Inc.	256	896
Emeritus Corp.*	800	7,232
Five Star Quality Care, Inc.*	2,200	3,718
Gentiva Health Services, Inc.*	2,200	35,046

2009 Semiannual Report 41

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Health Care Providers & Services (continued)

Hanger Orthopedic Group, Inc.*	1,300	$18,083
HealthSpring, Inc.*	4,500	41,535
Healthways, Inc.*	1,100	11,473
Integramed America, Inc.	1,000	6,930
inVentiv Health, Inc.*	2,800	31,052
LCA-Vision, Inc.	2,000	11,500
LifePoint Hospitals, Inc.	2,000	51,700
MedCath Corp.*	2,200	22,264
Molina Healthcare, Inc.*	1,500	32,475
NightHawk Radiology Holdings, Inc.*	3,300	11,781
NovaMed, Inc.	2,200	6,930
Odyssey HealthCare, Inc.*	1,800	18,648
Omnicare, Inc.	5,300	136,263
PDI, Inc.	800	2,568
Providence Service Corp. (The)*	1,000	9,820
RehabCare Group, Inc.*	1,800	30,060
Res-Care, Inc.*	2,200	35,244
Skilled Healthcare Group, Inc., Class A*	1,500	13,095
Universal American Corp.*	4,602	47,539

		791,411

Health Care Technology 0.1%
AMICAS, Inc.	3,800	8,208
Vital Images, Inc.*	1,300	13,169

		21,377

Hotels, Restaurants & Leisure 2.4%
Bluegreen Corp.*	1,500	2,865
Bob Evans Farms, Inc.	1,900	46,075
California Pizza Kitchen, Inc.*	1,400	21,994
Churchill Downs, Inc.	1,000	34,810
DineEquity, Inc.	1,400	44,856
Dover Motorsports, Inc.	1,000	1,590
FortuNet, Inc.	400	1,312
Gaylord Entertainment Co.*	1,200	16,728
Isle of Capri Casinos, Inc.*	1,700	18,258
J Alexander’s Corp.	500	2,000
Luby’s, Inc.*	3,100	16,616
Marcus Corp.	1,800	22,860
McCormick & Schmick’s Seafood Restaurants, Inc.	1,900	13,452
Morton’s Restaurant Group, Inc.	2,300	10,672
MTR Gaming Group, Inc.	2,160	4,450
Multimedia Games, Inc.	2,201	4,666
Red Lion Hotels Corp.	1,000	4,570
Rubio’s Restaurants, Inc.	1,000	5,350
Ruby Tuesday, Inc.*	5,200	39,936
Speedway Motorsports, Inc.	3,500	52,500
Steak N Shake Co. (The)*	2,600	30,056
Vail Resorts, Inc.*	1,000	29,200
VCG Holding Corp.	1,100	2,167
Wyndham Worldwide Corp.	10,000	116,800

		543,783

Household Durables 3.8%
Acme United Corp.	200	1,648
Bassett Furniture Industries, Inc.	1,000	2,260
Blyth, Inc.	451	19,880
Brookfield Homes Corp.	2,300	12,075
Cavco Industries, Inc.*	500	11,720
Centex Corp.	4,500	49,230
Craftmade International, Inc.	300	618
CSS Industries, Inc.	1,000	19,860
Ethan Allen Interiors, Inc.	800	10,760
Furniture Brands International, Inc.	3,700	11,692
Helen of Troy Ltd.*	2,700	43,065
Hovnanian Enterprises, Inc., Class A*	5,500	15,235
Jarden Corp.*	7,700	154,770
KB Home	1,000	18,070
La-Z-Boy, Inc.	6,000	15,960
Leggett & Platt, Inc.	5,700	81,852
Lennar Corp., Class A	1,400	13,636
Lifetime Brands, Inc.	808	2,271
M.D.C. Holdings, Inc.	400	13,672
M/I Homes, Inc.	1,400	21,378
Meritage Homes Corp.*	2,700	56,187
Mohawk Industries, Inc.	3,900	184,509
Orleans Homebuilders, Inc.	1,500	3,150
Palm Harbor Homes, Inc.*	1,200	3,648
Ryland Group, Inc.	1,200	24,852
Skyline Corp.	800	16,584
Standard Pacific Corp.*	6,400	11,968
Stanley Furniture Co., Inc.	1,300	13,338
Whirlpool Corp.	400	18,064

		851,952

Household Products 0.3%
Central Garden & Pet Co.	2,100	20,202
Central Garden & Pet Co., Class A*	4,200	38,094

		58,296

Industrial Conglomerate 0.1%
Standex International Corp.	1,100	15,257

Information Technology Services 1.4%
Acxiom Corp.	1,500	14,475
CACI International, Inc., Class A*	1,600	63,280
Convergys Corp.*	6,900	69,759
Edgewater Technology, Inc.	400	956
Euronet Worldwide, Inc.*	1,800	29,124
Gevity HR, Inc.	1,100	4,356
Hackett Group, Inc. (The)*	1,600	3,600
infoGROUP, Inc.*	4,200	17,010
Perot Systems Corp., Class A*	6,700	94,202
SRA International, Inc., Class A*	900	13,851
StarTek, Inc.	1,500	6,180
Techteam Global, Inc.	1,000	5,190

		321,983

42 Semiannual Report 2009

Common Stocks (continued)
	Shares	Market Value

Insurance 10.4%
21st Century Holding Co.	900	$3,573
Affirmative Insurance Holdings, Inc.	600	1,986
American Equity Investment Life Holding Co.	2,900	16,327
American Financial Group, Inc.	6,400	112,512
Amerisafe, Inc.*	1,700	26,112
Argo Group International Holdings Ltd.*	1,200	33,588
Cincinnati Financial Corp.	2,200	52,690
CNA Surety Corp.*	2,400	46,200
Conseco, Inc.	10,400	16,640
Delphi Financial Group, Inc., Class A	3,200	55,264
Donegal Group, Inc., Class A	1,800	26,352
Eastern Insurance Holdings, Inc.	1,000	8,070
Endurance Specialty Holdings Ltd.	1,100	28,776
FBL Financial Group, Inc., Class A	1,800	10,350
Fidelity National Financial, Inc., Class A	800	14,504
First Acceptance Corp.*	3,404	8,680
First American Corp.	5,200	146,016
First Mercury Financial Corp.*	1,800	23,796
Flagstone Reinsurance Holdings Ltd.	900	8,334
FPIC Insurance Group, Inc.*	1,000	30,540
Hallmark Financial Services*	2,700	18,144
Hanover Insurance Group, Inc. (The)	2,800	83,944
HCC Insurance Holdings, Inc.	6,100	145,912
Hilltop Holdings, Inc.*	4,800	54,384
Independence Holding Co.	1,400	7,238
MBIA, Inc.*	15,000	70,950
Meadowbrook Insurance Group, Inc.	3,845	22,878
Mercer Insurance Group, Inc.	500	7,310
Mercury General Corp.	2,400	81,072
National Financial Partners Corp.	2,500	17,650
Navigators Group, Inc.*	1,000	45,380
NYMAGIC, Inc.	192	2,264
Odyssey Re Holdings Corp.	3,400	130,186
Old Republic International Corp.	13,000	121,810
OneBeacon Insurance Group Ltd.	1,500	17,430
PMA Capital Corp., Class A*	900	3,375
ProAssurance Corp.*	2,500	109,850
Protective Life Corp.	3,800	32,566
Reinsurance Group of America, Inc.	3,300	104,907
Safety Insurance Group, Inc.	1,000	33,050
SeaBright Insurance Holdings, Inc.*	2,400	22,272
Specialty Underwriters’ Alliance, Inc.	700	2,513
State Auto Financial Corp.	2,200	35,706
Stewart Information Services Corp.	1,700	38,437
Transatlantic Holdings, Inc.	3,764	142,768
United America Indemnity Ltd., Class A*	673	3,412
United Fire & Casualty Co.	1,100	20,537
Unitrin, Inc.	7,900	134,300
W.R. Berkley Corp.	3,900	93,249
White Mountains Insurance Group Ltd.	100	19,132
Zenith National Insurance Corp.	1,500	34,185

		2,327,121

Internet & Catalog Retail 0.0%
1-800-FLOWERS.COM, Inc., Class A*	1,500	4,380
dELiA*s, Inc.	1,700	3,655
Hollywood Media Corp.	2,600	2,496

		10,531

Internet Software & Services 1.5%
IAC/InterActiveCorp.	5,400	86,508
Infospace, Inc.*	3,400	22,542
Internap Network Services Corp.*	6,500	18,070
Internet Brands, Inc., Class A*	3,849	23,595
Internet Capital Group, Inc.*	3,800	20,634
iPass, Inc.	3,400	3,876
Keynote Systems, Inc.*	800	6,168
Knot, Inc. (The)*	1,800	16,326
Looksmart Ltd.	1,300	1,625
Marchex, Inc., Class B	2,000	9,040
ModusLink Global Solutions, Inc.*	3,800	14,060
Perficient, Inc.*	600	4,182
RealNetworks, Inc.*	10,800	26,568
S1 Corp.*	2,200	13,640
SonicWALL, Inc.*	4,775	25,928
SupportSoft, Inc.*	3,300	7,425
TechTarget, Inc.*	400	1,604
TheStreet.com, Inc.	3,700	7,881
United Online, Inc.	1,800	9,540
Web.com Group, Inc.*	2,400	9,984

		329,196

Leisure Equipment & Products 0.4%
Aldila, Inc.	200	816
Arctic Cat, Inc.	1,200	4,800
Callaway Golf Co.	2,700	20,385
Cybex International, Inc.	1,400	1,470
Nautilus, Inc.*	2,800	2,800
RC2 Corp.*	1,971	22,292
Smith & Wesson Holding Corp.*	2,687	19,266
Sport Supply Group, Inc.	1,000	6,020
Steinway Musical Instruments*	800	10,744

		88,593

Life Sciences Tools & Services 0.0%
Cambrex Corp.*	1,400	3,262
Harvard Bioscience, Inc.	2,000	5,800

		9,062

Machinery 2.8%
Alamo Group, Inc.	289	3,254
Albany International Corp., Class A	2,000	18,560
American Railcar Industries, Inc.	2,800	25,536
Astec Industries, Inc.*	500	15,410
Barnes Group, Inc.	1,500	21,240
Briggs & Stratton Corp.	2,300	34,224
CIRCOR International, Inc.	1,400	36,022

2009 Semiannual Report 43

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Machinery (continued)

Columbus McKinnon Corp.*	2,400	$31,104
EnPro Industries, Inc.*	500	7,980
Flanders Corp.*	1,800	9,558
FreightCar America, Inc.	700	13,461
Gardner Denver, Inc.	2,000	53,240
Gencor Industries, Inc.	499	4,162
Greenbrier Cos., Inc.	1,200	10,212
Hardinge, Inc.	900	4,320
Hurco Cos., Inc.*	600	9,198
Kadant, Inc.*	600	7,404
MFRI, Inc.	400	2,036
Miller Industries, Inc.	1,500	12,000
Mueller Industries, Inc.	1,700	37,349
Mueller Water Products, Inc., Class A	8,800	36,872
NACCO Industries, Inc., Class A	600	22,950
Oshkosh Corp.	6,200	59,520
Portec Rail Products, Inc.	1,000	8,000
Tecumseh Products Co., Class A*	1,100	11,231
Timken Co.	5,500	88,440
Wabash National Corp.	3,000	3,750
Watts Water Technologies, Inc., Class A	2,300	51,198

		638,231

Marine 0.3%
Alexander & Baldwin, Inc.	2,400	63,936

Media 1.8%
AH Belo Corp., Class A	80	152
Alloy, Inc.	1,382	6,316
Ballantyne of Omaha, Inc.	825	1,939
Belo Corp., Class A	400	680
Carmike Cinemas, Inc.	1,200	4,896
Cinemark Holdings, Inc.	8,200	72,980
E.W. Scripps Co. (The), Class A	2,500	4,925
Fisher Communications, Inc.	1,000	12,060
Hearst-Argyle Television, Inc.	3,000	13,500
Lakes Entertainment, Inc.	1,900	5,966
Liberty Media Corp. — Capital	7,000	81,900
Live Nation, Inc.*	5,800	22,678
Media General, Inc., Class A	2,200	5,720
Meredith Corp.	4,600	115,368
New Frontier Media, Inc.	1,900	3,724
Orchard Enterprises, Inc.	500	1,125
Outdoor Channel Holdings, Inc.*	2,200	16,456
Playboy Enterprises, Inc., Class B*	1,500	4,515
Saga Communications, Inc.	400	3,724
Sinclair Broadcast Group, Inc., Class A	4,100	4,551
Valassis Communications, Inc.*	2,900	14,993

		398,168

Metals & Mining 1.4%
AM Castle & Co.	3,000	29,070
Brush Engineered Materials, Inc.*	500	8,460
Friedman Industries	300	1,611
Horsehead Holding Corp.*	3,600	25,704
Kaiser Aluminum Corp.	2,500	73,850
RTI International Metals, Inc.*	200	2,602
Stillwater Mining Co.*	5,928	26,735
Synalloy Corp.	400	2,412
Universal Stainless & Alloy*	900	12,060
US Gold Corp.	1,281	2,549
Worthington Industries, Inc.	9,451	140,820

		325,873

Multiline Retail 0.6%
99 Cents Only Stores*	6,200	66,588
Fred’s, Inc., Class A	3,500	47,810
Saks, Inc.	5,700	29,697

		144,095

Oil, Gas & Consumable Fuels 3.1%
Alon USA Energy, Inc.	2,000	25,400
Approach Resources, Inc.*	600	4,260
Brigham Exploration Co.*	2,500	5,850
Callon Petroleum Co.*	1,300	2,288
Cimarex Energy Co.	3,200	86,080
Comstock Resources, Inc.*	1,800	62,028
Delek US Holdings, Inc.	3,500	35,945
Encore Acquisition Co.	900	26,271
GeoMet, Inc.*	3,500	3,290
Gulfport Energy Corp.*	600	1,782
Harvest Natural Resources, Inc.*	3,100	15,810
HKN, Inc.	1,000	1,700
Mariner Energy, Inc.	4,700	53,486
Newfield Exploration Co.	500	15,590
Overseas Shipholding Group, Inc.	1,800	51,678
Penn Virginia Corp.	1,600	22,512
Petroleum Development Corp.*	1,000	16,210
Rosetta Resources, Inc.*	1,300	9,165
Stone Energy Corp.*	2,094	9,025
Swift Energy Co.*	1,800	19,476
Tesoro Corp.	4,100	62,525
Teton Energy Corp.	1,500	555
Toreador Resources Corp.	2,000	7,400
TXCO Resources, Inc.*	1,900	893
USEC, Inc.*	8,800	54,472
Western Refining, Inc.*	3,000	37,770
Whiting Petroleum Corp.	2,300	75,348

		706,809

Paper & Forest Products 1.3%
Buckeye Technologies, Inc.*	3,900	20,085
Glatfelter	3,500	31,080
Louisiana-Pacific Corp.	7,900	32,153
MeadWestvaco Corp.	9,800	153,468

44 Semiannual Report 2009

Common Stocks (continued)
	Shares	Market Value

Paper & Forest Products (continued)

Schweitzer-Mauduit International, Inc.	2,000	$45,940
Wausau Paper Corp.	700	6,111

		288,837

Personal Products 0.3%
CCA Industries, Inc.	400	1,160
Elizabeth Arden, Inc.*	1,600	13,856
Inter Parfums, Inc.	1,700	13,192
Mannatech, Inc.	1,900	8,303
Nutraceutical International Corp.	1,400	11,508
Parlux Fragrances, Inc.	1,100	2,640
Physicians Formula Holdings, Inc.	1,300	3,185
Prestige Brands Holdings, Inc.*	3,800	24,548

		78,392

Pharmaceuticals 1.4%
Hi-Tech Pharmacal Co., Inc.	1,000	7,550
King Pharmaceuticals, Inc.*	9,906	78,059
Lannett Co, Inc.	1,100	5,940
Medicis Pharmaceutical Corp., Class A	1,100	17,677
Par Pharmaceutical Cos., Inc.*	2,200	23,606
Watson Pharmaceuticals, Inc.*	6,100	188,734

		321,566

Professional Services 0.9%
Barrett Business Services, Inc.	500	5,000
CDI Corp.	1,300	15,535
CRA International, Inc.*	600	14,004
Franklin Covey Co.	700	2,933
GP Strategies Corp.	1,877	7,508
Heidrick & Struggles International, Inc.	1,000	16,900
Hudson Highland Group, Inc.*	2,200	3,608
Kelly Services, Inc., Class A	3,206	36,420
Kforce, Inc.*	3,500	38,185
Korn/Ferry International*	352	3,728
LECG Corp.*	2,910	8,468
National Technical Systems, Inc.	400	1,260
On Assignment, Inc.*	2,700	9,504
School Specialty, Inc.*	1,100	20,647
TrueBlue, Inc.*	800	7,768
Volt Information Sciences, Inc.*	1,900	13,642

		205,110

Real Estate Management & Development 0.1%
Avatar Holdings, Inc.*	800	14,864
Maui Land & Pineapple Co., Inc.*	500	3,175
ZipRealty, Inc.	1,900	5,339

		23,378

Road & Rail 2.1%
Amerco, Inc.*	2,300	74,635
Arkansas Best Corp.	2,000	46,160
Celadon Group, Inc.*	1,900	12,996
Hertz Global Holdings, Inc.	9,100	61,880
Marten Transport Ltd.*	1,900	39,406
Old Dominion Freight Line, Inc.*	700	19,705
PAM Transportation Services, Inc.	572	3,043
Ryder System, Inc.	3,300	91,377
USA Truck, Inc.	1,300	18,278
Werner Enterprises, Inc.	5,400	88,290
YRC Worldwide, Inc.*	4,400	13,332

		469,102

Semiconductors & Semiconductor Equipment 3.7%
Actel Corp.*	2,500	30,925
Advanced Analogic Technologies, Inc.*	1,000	4,800
Advanced Energy Industries, Inc.*	1,362	11,482
Amtech Systems, Inc.	100	419
Anadigics, Inc.*	1,100	3,322
AXT, Inc.	2,200	1,870
Cabot Microelectronics Corp.*	900	25,929
California Micro Devices Corp.	800	2,248
Cascade Microtech, Inc.	1,000	3,300
Ceva, Inc.*	500	4,125
Cirrus Logic, Inc.*	4,800	22,320
Cohu, Inc.	2,600	25,376
Cypress Semiconductor Corp.	2,000	15,860
DSP Group, Inc.*	600	3,774
Exar Corp.*	2,100	12,915
Fairchild Semiconductor International, Inc.	9,500	58,520
FEI Co.*	700	12,026
FormFactor, Inc.*	500	8,715
GSI Technology, Inc.	1,200	3,708
Ikanos Communications, Inc.	1,600	2,352
Integrated Device Technology, Inc.	17,300	93,939
Integrated Silicon Solution, Inc.	2,500	5,600
International Rectifier Corp.	3,900	65,832
Intersil Corp., Class A	6,683	77,523
IXYS Corp.	1,400	13,356
Kopin Corp.*	3,700	10,175
Lattice Semiconductor Corp.*	6,200	10,788
Mattson Technology, Inc.*	2,800	3,220
MIPS Technologies, Inc.*	3,900	12,948
Novellus Systems, Inc.*	800	14,448
OmniVision Technologies, Inc.*	4,200	39,942
PDF Solutions, Inc.	1,600	2,864
Pericom Semiconductor Corp.*	1,000	8,910
PLX Technology, Inc.*	2,700	9,153
Rudolph Technologies, Inc.*	3,000	15,690
Semitool, Inc.*	1,800	8,550
Silicon Image, Inc.*	4,000	10,880
Skyworks Solutions, Inc.*	3,300	29,172
Standard Microsystems Corp.*	2,453	38,904
TriQuint Semiconductor, Inc.*	9,900	37,917
Ultra Clean Holdings*	1,200	2,184

2009 Semiannual Report 45

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)

Ultratech, Inc.*	1,300	$17,576
Veeco Instruments, Inc.*	1,700	12,308
Virage Logic Corp.	1,800	6,192
Zoran Corp.*	2,800	25,032

		827,089

Software 0.9%
Bottomline Technologies, Inc.*	700	5,495
CallWave, Inc.	700	595
Catapult Communications Corp.	400	2,956
Dynamics Research Corp.	1,100	9,075
JDA Software Group, Inc.*	1,200	16,932
Kenexa Corp.*	1,300	8,528
Lawson Software, Inc.*	3,400	18,326
Macrovision Solutions Corp.*	1,300	26,286
Mentor Graphics Corp.*	1,300	8,736
MSC.Software Corp.*	2,164	13,287
Opnet Technologies, Inc.*	500	4,300
PLATO Learning, Inc.	2,400	7,104
Progress Software Corp.*	600	12,714
Smith Micro Software, Inc.*	2,700	23,220
Soapstone Networks, Inc.	1,117	4,122
SumTotal Systems, Inc.	2,900	11,165
TIBCO Software, Inc.*	3,600	22,752

		195,593

Specialty Retail 6.2%
Aaron Rents, Inc.	1,000	33,560
America’s Car-Mart, Inc.*	900	14,598
AnnTaylor Stores Corp.	3,400	25,126
AutoNation, Inc.*	10,100	178,871
Barnes & Noble, Inc.	4,200	109,704
Bebe Stores, Inc.	2,300	21,160
Blockbuster, Inc., Class A*	10,900	8,720
Brown Shoe Co., Inc.	3,200	20,576
Build-A-Bear Workshop, Inc.*	2,300	12,558
Cabela’s, Inc.*	5,400	69,174
Charlotte Russe Holding, Inc.*	1,800	22,590
Christopher & Banks Corp.	2,310	12,844
Coldwater Creek, Inc.*	4,900	16,905
Collective Brands, Inc.*	2,700	39,204
Conn’s, Inc.*	1,900	31,236
Destination Maternity Corp.	300	4,026
Dress Barn, Inc.*	1,500	22,710
DSW, Inc., Class A*	1,300	14,131
Finish Line (The), Class A	5,600	47,600
Foot Locker, Inc.	8,700	103,443
Gander Mountain Co.	800	3,120
Genesco, Inc.*	600	13,668
Group 1 Automotive, Inc.	2,600	55,380
Haverty Furniture Cos., Inc.	1,700	18,445
HOT Topic, Inc.*	4,300	52,632
Jo-Ann Stores, Inc.*	2,000	36,640
Lithia Motors, Inc.	500	1,460
MarineMax, Inc.*	1,300	5,915
Men’s Wearhouse, Inc. (The)	1,500	27,960
New York & Co., Inc.*	3,200	18,560
Office Depot, Inc.*	15,400	39,886
OfficeMax, Inc.	6,600	49,170
Penske Auto Group, Inc.	7,300	96,725
PEP Boys-Manny Moe & Jack	5,800	42,920
Rent-A-Center, Inc.*	1,700	32,725
Shoe Carnival, Inc.*	1,423	16,592
Stage Stores, Inc.	2,200	26,950
Stein Mart, Inc.*	3,227	14,102
Systemax, Inc.*	1,000	16,860
Talbots, Inc.	1,400	3,304
Tandy Leather Factory, Inc.	200	550
West Marine, Inc.	1,600	9,200
Zale Corp.*	3,300	12,276

		1,403,776

Textiles, Apparel & Luxury Goods 1.5%
Columbia Sportswear Co.	2,700	82,944
Culp, Inc.	1,000	4,410
Delta Apparel, Inc.	158	946
G-III Apparel Group Ltd.*	1,800	14,436
Heelys, Inc.	2,200	4,026
Iconix Brand Group, Inc.*	3,300	47,058
Jones Apparel Group, Inc.	3,200	29,568
K-Swiss, Inc., Class A	2,300	23,092
Kenneth Cole Productions, Inc., Class A	1,000	6,920
Lakeland Industries, Inc.	200	1,498
Lazare Kaplan International, Inc.	300	402
Liz Claiborne, Inc.	2,600	12,324
Movado Group, Inc.	1,600	14,672
Oxford Industries, Inc.	1,400	13,636
Perry Ellis International, Inc.*	1,400	10,262
Quiksilver, Inc.*	3,200	5,280
RG Barry Corp.	400	2,408
Rocky Brands, Inc.	400	1,460
Skechers U.S.A., Inc., Class A*	2,600	30,420
Timberland Co. (The) Class A*	1,200	19,488
Unifi, Inc.*	5,800	5,220
UniFirst Corp.	500	18,645

		349,115

Thrifts & Mortgage Finance 2.1%
Abington Bancorp, Inc.	2,400	21,096
American Bancorp of New Jersey	1,000	10,080
Atlantic Coast Federal Corp.	1,200	2,532
Bank Mutual Corp.	1,100	11,297
BankFinancial Corp.	2,714	29,040
Berkshire Hills Bancorp, Inc.	1,300	29,328
BofI Holding, Inc.	700	4,424
Dime Community Bancshares	1,800	15,012

46 Semiannual Report 2009

Common Stocks (continued)
	Shares	Market Value

Thrifts & Mortgage Finance (continued)

Doral Financial Corp.*	100	$475
ESSA Bancorp, Inc.	1,500	20,460
First Defiance Financial Corp.	900	9,270
First Financial Holdings, Inc.	400	3,600
First Financial Northwest, Inc.	2,500	20,175
First Place Financial Corp.	367	2,085
Flushing Financial Corp.	1,100	10,131
Home Federal Bancorp, Inc.	2,300	23,207
HopFed Bancorp, Inc.	300	2,850
Legacy Bancorp, Inc.	700	7,413
Louisiana Bancorp, Inc.	600	8,280
NewAlliance Bancshares, Inc.	3,900	50,349
Northeast Community Bancorp, Inc.	200	1,450
OceanFirst Financial Corp.	1,000	12,150
Provident Financial Services, Inc.	2,000	21,340
Radian Group, Inc.	10,300	17,819
Rainier Pacific Financial Group, Inc.	200	250
Riverview Bancorp, Inc.	589	2,067
Rome Bancorp, Inc.	700	6,300
SI Financial Group, Inc.	1,100	4,400
TierOne Corp.	222	471
United Community Financial Corp.	763	1,579
United Financial Bancorp, Inc.	1,400	18,578
United Western Bancorp, Inc.	472	4,366
Washington Federal, Inc.	5,000	64,900
Waterstone Financial, Inc.*	1,700	4,845
Westfield Financial, Inc.	3,100	28,954

		470,573

Tobacco 0.4%
Alliance One International, Inc.*	4,900	18,375
Universal Corp.	2,100	63,336

		81,711

Trading Companies & Distributors 1.0%
Applied Industrial Technologies, Inc.	1,400	31,500
BlueLinx Holdings, Inc.	3,200	10,016
Empire Resources, Inc.	300	297
GATX Corp.	2,600	78,286
H&E Equipment Services, Inc.*	1,266	9,533
Interline Brands, Inc.*	4,100	53,136
TAL International Group, Inc.	800	7,664
United Rentals, Inc.	4,900	29,694

		220,126

Water Utility 0.1%
Middlesex Water Co.	800	11,280
Pennichuck Corp.	200	4,100
SJW Corp.	600	15,120

		30,500

Wireless Telecommunication Services 0.3%
Telephone & Data Systems, Inc. Special Shares	1,800	46,512
U.S. Cellular Corp.	800	27,200

		73,712

Total Common Stocks (cost $32,932,484)		22,407,379

Repurchase Agreements 0.4%
	Principal Amount	Market Value

CS First Boston, 0.18%, dated 04/30/09, due 05/01/09, repurchase price $28,362, collateralized by U.S. Government Agency Mortgage 5.50%, maturing 04/01/39; total market value of $28,929	$28,362	28,362
UBS Securities, 0.15%, dated 04/30/09, due 05/01/09, repurchase price $53,568, collateralized by U.S. Government Agency Securities ranging from 0.00% — 6.25%, maturing 05/06/09 — 04/23/29; total market value of $54,639	53,568	53,568

Total Repurchase Agreements (cost $81,930)		81,930

Total Investments (cost $33,014,414) (a) — 100.1%		22,489,309

Liabilities in excess of other assets — (0.1)%		(17,534)

NET ASSETS — 100.0%		$22,471,775

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

Ltd	Limited

NA	National Association

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 47

Statement of Assets and Liabilities
April 30, 2009 (Unaudited)

Nationwide
U.S. Small Cap
Value Fund

Assets:
Investments, at value (cost $32,932,484)	$22,407,379
Repurchase agreements, at value and cost	81,930

Total Investments	22,489,309

Interest and dividends receivable	10,782
Receivable for capital shares issued	2,528
Receivable for investments sold	186
Prepaid expenses and other assets	48,791

Total Assets	22,551,596

Liabilities:
Payable for capital shares redeemed	65,495
Accrued expenses and other payables:
Investment advisory fees	8,387
Fund administration fees	2,279
Distribution fees	13
Trustee fees	94
Compliance program costs (Note 3)	268
Custodian fees	317
Printing fees	1,746
Professional fees	650
Other	572

Total Liabilities	79,821

Net Assets	$22,471,775

Represented by:
Capital	$33,832,415
Accumulated net investment loss	(9,878)
Accumulated net realized losses from investment transactions	(825,657)
Net unrealized appreciation/(depreciation) from investments	(10,525,105)

Net Assets	$22,471,775

Net Assets:
Class A Shares	$9,181
Class C Shares	14,740
Institutional Service Class Shares	22,419,337
Institutional Class Shares	28,517

Total	$22,471,775

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,427
Class C Shares	2,298
Institutional Service Class Shares	3,485,685
Institutional Class Shares	4,428

Total	3,493,838

The accompanying notes are an integral part of these financial statements.

48 Semiannual Report 2009

	Nationwide
	U.S. Small Cap
	Value Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$6.43	(a)
Class C Shares (b)	$6.41
Institutional Service Class Shares	$6.43
Institutional Class Shares	$6.44
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$6.82

Maximum Sales Charge:
Class A Shares	5.75%

(a)	NAV shown differs from traded NAV at April 30, 2009 due to financial statement adjustments.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 49

Statement of Operations
For the Six Months Ended April 30, 2009 (Unaudited)

Nationwide
U.S. Small Cap
Value Fund

INVESTMENT INCOME:
Interest income	$105
Dividend income	204,658

Total Income	204,763

EXPENSES:
Investment advisory fees	96,186
Fund administration fees	12,622
Distribution fees Class A	9
Distribution fees Class C	69
Administrative services fees Class A	1
Administrative services fees Institutional Service Class	23,267
Registration and filing fees	29,153
Professional fees	2,273
Printing fees	3,960
Trustee fees	810
Compliance program costs (Note 3)	268
Custodian fees	582
Other	9,479

Total expenses before reimbursed/waived expenses	178,679
Earnings credit (Note 5)	(50)
Expenses reimbursed by adviser	(44,909)

Net Expenses	133,720

NET INVESTMENT INCOME	71,043

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(825,655)
Net change in unrealized appreciation/(depreciation) from investments	(1,194,878)

Net realized/ unrealized losses from investments	(2,020,533)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,949,490)

The accompanying notes are an integral part of these financial statements.

50 Semiannual Report 2009

Statements of Changes in Net Assets

	Nationwide U.S. Small Cap Value Fund

	Six Months Ended	Period Ended
	April 30, 2009	October 31, 2008 (a)
	(Unaudited)
Operations:
Net investment income	$71,043	$66,697
Net realized gains (losses) from investment transactions	(825,655)	353,054
Net change in unrealized appreciation/(depreciation) from investments	(1,194,878)	(9,330,227)

Change in net assets resulting from operations	(1,949,490)	(8,910,476)

Distributions to Shareholders From:
Net investment income:
Class A	(27)	(12)
Class C	–	(1)
Institutional Service Class	(131,450)	(17)
Institutional Class	(208)	(30,138)
Net realized gains:
Class A	(127)	–
Class C	(233)	–
Institutional Service Class	(352,250)	–
Institutional Class	(446)	–

Change in net assets from shareholder distributions	(484,741)	(30,168)

Change in net assets from capital transactions	687,133	33,159,517

Change in net assets	(1,747,098)	24,218,873

Net Assets:
Beginning of period	24,218,873	–

End of period	$22,471,775	$24,218,873

Accumulated undistributed net investment income (loss) at end of period	$(9,878)	$50,764

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,507	$11,427
Dividends reinvested	154	12
Cost of shares redeemed	(842)	–

Total Class A	1,819	11,439

Class C Shares
Proceeds from shares issued	2,000	22,386
Dividends reinvested	233	1
Cost of shares redeemed (b)	(1,275)	–

Total Class C	958	22,387

Institutional Service Class Shares
Proceeds from shares issued	1,629,856	34,277,395
Dividends reinvested	483,700	17
Cost of shares redeemed	(1,432,489)	(1,882,273)

Total Institutional Service Class	681,067	32,395,139

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from December 21, 2007 (commencement of operations) through October 31, 2008.

(b)	Includes redemption fees — see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 51

Statements of Changes in Net Assets (Continued)

	Nationwide U.S. Small Cap Value Fund

	Six Months Ended	Period Ended
	April 30, 2009	October 31, 2008 (a)
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$32,234	$14,972,256
Dividends reinvested	654	30,138
Cost of shares redeemed	(29,599)	(14,271,842)

Total Institutional Class	3,289	730,552

Change in net assets from capital transactions:	$687,133	$33,159,517

SHARE TRANSACTIONS:
Class A Shares
Issued	403	1,142
Reinvested	25	1
Redeemed	(144)	–

Total Class A Shares	284	1,143

Class C Shares
Issued	301	2,262
Reinvested	37	–
Redeemed	(302)	–

Total Class C Shares	36	2,262

Institutional Service Class Shares
Issued	281,785	3,592,623
Reinvested	77,547	2
Redeemed	(249,615)	(216,657)

Total Institutional Service Class Shares	109,717	3,375,968

Institutional Class Shares
Issued	5,174	1,497,000
Reinvested	105	3,323
Redeemed	(5,174)	(1,496,000)

Total Institutional Class Shares	105	4,323

Total change in shares:	110,142	3,383,696

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from December 21, 2007 (commencement of operations) through October 31, 2008.

The accompanying notes are an integral part of these financial statements.

52 Semiannual Report 2009

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide U.S. Small Cap Value Fund

		Operations			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset	Net	Unrealized									Ratio of	Investment	(Prior to
	Value,	Investment	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	Income (Loss)	Reimbursements)
	Beginning	Income	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2009 (Unaudited) (g)	$7.15	0.02	(0.62)	(0.60)	(0.02)	(0.10)	(0.12)	–	$6.43	(8.27%)	$9,181	1.37%	0.63%	1.84%	16.19%
Period Ended October 31, 2008 (f)(g)	$10.00	0.01	(2.85)	(2.84)	(0.01)	–	(0.01)	–	$7.15	(28.40%)	$8,172	1.47%	0.09%	1.86%	16.44%

Class C Shares
Six Months Ended April 30, 2009 (Unaudited)(g)	$7.12	–	(0.61)	(0.61)	–	(0.10)	(0.10)	–	$6.41	(8.50%)	$14,740	2.09%	(0.07%)	2.53%	16.19%
Period Ended October 31, 2008 (f)(g)	$10.00	(0.04)	(2.84)	(2.88)	–	–	–	–	$7.12	(28.79%)	$16,104	2.08%	(0.48%)	2.35%	16.44%

Institutional Service Class Shares
Six Months Ended April 30, 2009 (Unaudited) (g)	$7.16	0.02	(0.61)	(0.59)	(0.04)	(0.10)	(0.14)	–	$6.43	(8.16%)	$22,419,337	1.32%	0.70%	1.76%	16.19%
Period Ended October 31, 2008 (f)(g)	$10.00	0.02	(2.84)	(2.82)	(0.02)	–	(0.02)	–	$7.16	(28.27%)	$24,163,614	1.23%	0.31%	1.32%	16.44%

Institutional Class Shares
Six Months Ended April 30, 2009 (Unaudited) (g)	$7.17	0.03	(0.61)	(0.58)	(0.05)	(0.10)	(0.15)	–	$6.44	(8.00%)	$28,517	1.09%	0.88%	1.53%	16.19%
Period Ended October 31, 2008 (f)(g)	$10.00	0.04	(2.85)	(2.81)	(0.02)	–	(0.02)	–	$7.17	(28.14%)	$30,983	1.07%	0.48%	1.64%	16.44%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from December 21, 2007 (commencement of operations) through October 31, 2008.
(g)	Per share calculations were performed using average shares outstanding during the periods.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 53

Nationwide Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2009, the Nationwide Value Fund (Class A at NAV) registered −10.22% versus −7.39% for its benchmark, the Russell 1000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Large-Cap Core Funds (consisting of 959 funds as of April 30, 2009) was −7.13% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s holdings in the information technology and consumer discretionary sectors provided the most positive returns for the Fund. In the information technology sector, the Fund’s positions in network and communications device maker Juniper Networks, Inc. and semiconductor equipment and materials maker KLA-Tencor Corp. were the largest contributors to Fund performance. In the consumer discretionary sector, the Fund’s positions in department store operator Kohl’s Corp. and restaurant operator McDonald’s Corp. were the largest contributors to Fund performance.

What areas of investment detracted from Fund performance?

The Fund’s holdings in the materials, energy, and financials sectors hindered Fund performance. In the materials sector, the Fund’s positions in diversified chemical firm The Dow Chemical Co. as well as in paper and paper products company International Paper Co. were the largest detractors from Fund performance. In the energy sector, the Fund’s positions in oil and gas companies Apache Corp. and Devon Energy Corp. were the largest detractors from Fund performance. In the financials sector, the Fund’s positions in Bank of America Corp., Huntington Bancshares Inc. and Synovus Financial Corp. were the largest detractors from Fund performance.

What is your outlook for the near term?

The markets have moved higher from their early March lows. As the markets have risen, we have remained focused on the long term and sensitive to the relationship between price and our estimates of intrinsic value. While the markets have risen, we have trimmed positions within the Fund as discounts to intrinsic value have decreased. Conversely, we have added to positions within the Fund in areas in which discounts to intrinsic value have increased. Finally, we continue to be very positive on the Fund’s energy-related holdings. We remain concerned, however, about overcapacity in the banking sector and how the behavior of financially-constrained consumers will affect the retail sector.

Subadviser:
Diamond Hill Capital Management, Inc.

Portfolio Manager:
Charles S. Bath, CFA

54 Semiannual Report 2009

Fund Performance	Nationwide Value Fund

Average Annual Total Return
For periods ended April 30, 2009

		Six
		Months*	1 Yr.	Inception[1]

Class A	w/o SC2	-10.22%	-34.42%	-30.40%
	w/SC3	-15.35%	-38.21%	-33.83%

Class C	w/o SC2	-10.58%	-34.91%	-30.90%
	w/SC4	-11.46%	-35.55%	-30.90%

Class R2[5,6]		-10.35%	-34.58%	-30.54%

Institutional Class[5]		-10.08%	-34.21%	-30.15%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Fund commenced operations on February 28, 2008.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any sales charges.

[6]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	5.66%	1.20%

Class C	6.31%	1.85%

Class R2	5.86%	1.40%

Institutional Class	5.31%	0.85%

*	Annualized data as of October 31, 2008. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2010. Please see the Fund’s most recent prospectus for details. Annualized expense ratios for the six-month period ending April 30, 2009 appear in the “Shareholder Expense Example” section of the report.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Value Fund, Russell 1000® Index (Russell 1000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 consists of the largest 1000 companies in the Russell® 3000 Index.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Semiannual Report 55

Shareholder	Nationwide Value Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2009

			Beginning	Ending	Expenses Paid	Annualized
			Account Value ($)	Account Value ($)	During Period ($)	Expense Ratio (%)
Nationwide Value Fund			11/01/08	04/30/09	11/1/08 - 04/30/09 [a]	11/1/08 - 04/30/09 [a]

Class A	Actual		1,000.00	897.79	5.29	1.12
	Hypothetical	[b]	1,000.00	1,019.22	5.64	1.12

Class C	Actual		1,000.00	894.22	8.13	1.73
	Hypothetical	[b]	1,000.00	1,016.22	8.69	1.73

Class R2[c]	Actual		1,000.00	896.48	6.54	1.39
	Hypothetical	[b]	1,000.00	1,017.90	6.98	1.39

Institutional Class	Actual		1,000.00	899.20	4.05	0.85
	Hypothetical	[b]	1,000.00	1,020.53	4.32	0.85

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with the Securities and Exchange Commission guidelines.

[b]	Represent the hypothetical 5% return before expenses.

[c]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

56 Semiannual Report 2009

Portfolio Summary	Nationwide Value Fund
April 30, 2009 (Unaudited)

Asset Allocation

Common Stocks	90.1%
Repurchase Agreements	5.5%
Other assets in excess of liabilities	4.4%

100.0%

Top Industries

Oil, Gas & Consumable Fuels	20.3%
Pharmaceuticals	8.6%
Machinery	5.9%
Communications Equipment	4.5%
Household Products	4.4%
Food Products	3.7%
Health Care Providers & Services	3.7%
Health Care Equipment & Supplies	3.5%
Semiconductors & Semiconductor Equipment	3.3%
Aerospace & Defense	3.3%
Other Industries*	38.8%

100.0%

Top Holdings

Apache Corp.	5.2%
Devon Energy Corp.	4.0%
Anadarko Petroleum Corp.	3.8%
Occidental Petroleum Corp.	3.8%
Medtronic, Inc.	3.3%
United Technologies Corp.	3.3%
Procter & Gamble Co. (The)	2.6%
Abbott Laboratories	2.6%
Microsoft Corp.	2.5%
Juniper Networks, Inc.	2.5%
Other Holdings*	66.4%

100.0%

*	For purposes of listing top holdings and top industries, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 57

Statement of Investments
April 30, 2009 (Unaudited)

Nationwide Value Fund

Common Stocks 90.1%

	Shares	Market Value

Aerospace & Defense 3.3%
United Technologies Corp.	970	$47,375

Airline 1.3%
Southwest Airlines Co.	2,750	19,195

Beverages 0.9%
PepsiCo, Inc.	270	13,435

Capital Markets 1.3%
Bank of New York Mellon Corp. (The)	730	18,600

Commercial Banks 3.0%
SunTrust Banks, Inc.	970	14,007
U.S. Bancorp	665	12,116
Wells Fargo & Co.	900	18,009

		44,132

Commercial Services & Supplies 1.4%
Avery Dennison Corp.	720	20,693

Communications Equipment 4.5%
Cisco Systems, Inc.*	1,525	29,463
Juniper Networks, Inc.*	1,638	35,463

		64,926

Computers & Peripherals 1.5%
Dell, Inc.*	1,915	22,252

Construction & Engineering 0.9%
Fluor Corp.	355	13,444

Consumer Finance 1.6%
American Express Co.	945	23,833

Energy Equipment & Services 1.1%
Transocean Ltd.*	230	15,520

Food & Staples Retailing 2.0%
SYSCO Corp.	1,235	28,813

Food Products 3.7%
ConAgra Foods, Inc.	1,510	26,727
General Mills, Inc.	530	26,866

		53,593

Health Care Equipment & Supplies 3.5%
Baxter International, Inc.	40	1,940
Medtronic, Inc.	1,505	48,160

		50,100

Health Care Providers & Services 3.7%
Cardinal Health, Inc.	795	26,863
UnitedHealth Group, Inc.	1,125	26,460

		53,323

Hotels, Restaurants & Leisure 1.7%
McDonald’s Corp.	475	25,313

Household Durables 1.5%
Black & Decker Corp.	540	21,762

Household Products 4.4%
Kimberly-Clark Corp.	530	26,044
Procter & Gamble Co. (The)	780	38,563

		64,607

Information Technology Services 1.4%
Alliance Data Systems Corp.*	490	20,516

Insurance 2.3%
Allstate Corp. (The)	315	7,349
Travelers Cos., Inc. (The)	650	26,741

		34,090

Machinery 5.9%
Dover Corp.	870	26,779
Illinois Tool Works, Inc.	850	27,880
Parker Hannifin Corp.	690	31,291

		85,950

Metals & Mining 1.0%
Freeport-McMoRan Copper & Gold, Inc.*	340	14,501

Multi-Utility 2.3%
Dominion Resources, Inc.	1,120	33,779

Oil, Gas & Consumable Fuels 20.3%
Anadarko Petroleum Corp.	1,290	55,547
Apache Corp.	1,035	75,410
Devon Energy Corp.	1,105	57,294
Occidental Petroleum Corp.	972	54,714
Southwestern Energy Co.*	460	16,496
XTO Energy, Inc.	1,015	35,180

		294,641

Pharmaceuticals 8.6%
Abbott Laboratories	905	37,874
Johnson & Johnson	635	33,248
Pfizer, Inc.	2,000	26,720
Schering-Plough Corp.	1,185	27,279

		125,121

Semiconductors & Semiconductor Equipment 3.3%
KLA-Tencor Corp.	880	24,411
Texas Instruments, Inc.	1,275	23,027

		47,438

Software 2.5%
Microsoft Corp.	1,760	35,658

58 Semiannual Report 2009

Common Stocks (continued)
	Shares	Market Value

Textiles, Apparel & Luxury Goods 1.2%
Hanesbrands, Inc.*	1,100	$18,106

Total Common Stocks (cost $1,583,475)		1,310,716

Repurchase Agreements 5.5%

	Principal Amount	Market Value

CS First Boston, 0.18%, dated 04/30/09, due 05/01/09, repurchase price $27,663, collateralized by U.S. Government Agency Mortgage 5.50%, maturing 04/01/39; total market value of $28,216	$27,663	27,663
UBS Securities, 0.15%, dated 04/30/09, due 05/01/09, repurchase price $52,247, collateralized by U.S. Government Agency Securities ranging from 0.00% — 6.25%, maturing 05/06/09 — 04/23/29; total market value of $53,292	52,247	52,247

Total Repurchase Agreements (cost $79,910)		79,910

Total Investments (cost $1,663,385) (a) — 95.6%		1,390,626

Other assets in excess of liabilities — 4.4%		63,646

NET ASSETS — 100.0%		$1,454,272

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

Ltd	Limited

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 59

Statement of Assets and Liabilities
April 30, 2009 (Unaudited)

Nationwide
Value Fund

Assets:
Investments, at value (cost $1,583,475)	$1,310,716
Repurchase agreements, at value and cost	79,910

Total Investments	1,390,626

Interest and dividends receivable	1,762
Receivable for capital shares issued	2
Receivable for investments sold	8,908
Receivable from adviser	5,006
Prepaid expenses and other assets	48,866

Total Assets	1,455,170

Liabilities:
Accrued expenses and other payables:
Fund administration fees	145
Distribution fees	191
Administrative services fees	377
Trustee fees	102
Compliance program costs (Note 3)	15
Custodian fees	9
Professional fees	59

Total Liabilities	898

Net Assets	$1,454,272

Represented by:
Capital	$1,987,630
Accumulated undistributed net investment income	1,261
Accumulated net realized losses from investment transactions	(261,860)
Net unrealized appreciation/(depreciation) from investments	(272,759)

Net Assets	$1,454,272

Net Assets:
Class A Shares	$748,951
Class C Shares	61,819
Class R2 Shares (a)	6,520
Institutional Class Shares	636,982

Total	$1,454,272

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	116,445
Class C Shares	9,642
Class R2 Shares (a)	1,013
Institutional Class Shares	98,895

Total	225,995

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$6.43
Class C Shares	$6.41
Class R2 Shares (a)	$6.44
Institutional Class Shares	$6.44
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$6.82

Maximum Sales Charge:
Class A Shares	5.75%

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

60 Semiannual Report 2009

Statement of Operations
For the Six Months Ended April 30, 2009 (Unaudited)

Nationwide
Value Fund

INVESTMENT INCOME:
Interest income	$86
Dividend income	15,106

Total Income	15,192

EXPENSES:
Investment advisory fees	3,989
Fund administration fees	766
Distribution fees Class A	702
Distribution fees Class C	255
Distribution fees Class R2 (a)	16
Administrative services fees Class A	70
Administrative services fees Class R2 (a)	1
Registration and filing fees	30,617
Professional fees	114
Printing fees	576
Compliance program costs (Note 3)	15
Custodian fees	172
Other	1,609

Total expenses before reimbursed/waived expenses	38,902

Earnings credit (Note 5)	(64)
Expenses reimbursed by adviser	(32,633)

Net Expenses	6,205

NET INVESTMENT INCOME	8,987

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(165,653)
Net change in unrealized appreciation/(depreciation) from investments	36,678

Net realized/ unrealized losses from investments	(128,975)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(119,988)

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 61

Statements of Changes in Net Assets

	Nationwide Value Fund

	Six Months Ended	Period Ended
	April 30, 2009	October 31, 2008 (a)
	(Unaudited)
Operations:
Net investment income	$8,987	$9,547
Net realized losses from investment transactions	(165,653)	(96,207)
Net change in unrealized appreciation/(depreciation) from investments	36,678	(309,437)

Change in net assets resulting from operations	(119,988)	(396,097)

Distributions to Shareholders From:
Net investment income:
Class A	(7,660)	(1,271)
Class C	(702)	–
Class R2 (b)	(78)	(7)
Institutional Class	(9,429)	(3,953)

Change in net assets from shareholder distributions	(17,869)	(5,231)

Change in net assets from capital transactions	317,297	1,676,160

Change in net assets	179,440	1,274,832

Net Assets:
Beginning of period	1,274,832	–

End of period	$1,454,272	$1,274,832

Accumulated undistributed net investment income at end of period	$1,261	$10,143

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$280,187	$654,176
Dividends reinvested	7,660	1,261
Cost of shares redeemed (c)	(10,107)	(3,059)

Total Class A	277,740	652,378

Class C Shares
Proceeds from shares issued	29,370	39,998
Dividends reinvested	702	–
Cost of shares redeemed	–	–

Total Class C	30,072	39,998

Class R2 Shares (b)
Proceeds from shares issued	–	9,999
Dividends reinvested	78	7
Cost of shares redeemed	–	–

Total Class R2	78	10,006

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from February 27, 2008 (commencement of operations) through October 31, 2008.

(b)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(c)	Includes redemption fees — see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

62 Semiannual Report 2009

	Nationwide Value Fund

	Six Months Ended	Period Ended
	April 30, 2009	October 31, 2008 (a)
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$–	$969,825
Dividends reinvested	9,407	3,953
Cost of shares redeemed	–	–

Total Institutional Class	9,407	973,778

Change in net assets from capital transactions:	$317,297	$1,676,160

SHARE TRANSACTIONS:
Class A Shares
Issued	45,038	72,064
Reinvested	1,191	136
Redeemed	(1,624)	(360)

Total Class A Shares	44,605	71,840

Class C Shares
Issued	4,437	5,098
Reinvested	107	–
Redeemed	–	–

Total Class C Shares	4,544	5,098

Class R2 Shares (b)
Issued	–	1,000
Reinvested	12	1
Redeemed	–	–

Total Class R2 Shares	12	1,001

Institutional Class Shares
Issued	–	97,001
Reinvested	1,470	424
Redeemed	–	–

Total Institutional Class Shares	1,470	97,425

Total change in shares:	50,631	175,364

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from February 27, 2008 (commencement of operations) through October 31, 2008.

(b)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 63

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Value Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset	Net	Unrealized								Ratio of	Investment	(Prior to
	Value,	Investment	Gains	Total	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Income	(Losses) from	from	Investment	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Operations	Income	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2009 (Unaudited) (h)	$7.26	0.04	(0.78)	(0.74)	(0.09)	(0.09)	–	$6.43	(10.22%)	$748,951	1.12%	1.33%	6.43%	17.88%
Period Ended October 31, 2008 (f)	$10.00	0.04	(2.75)	(2.71)	(0.03)	(0.03)	–	$7.26	(27.18%)	$521,834	1.20%	0.93%	6.99%	31.13%

Class C Shares
Six Months Ended April 30, 2009 (Unaudited) (h)	$7.25	0.02	(0.79)	(0.77)	(0.07)	(0.07)	–	$6.41	(10.58%)	$61,819	1.73%	0.58%	7.14%	17.88%
Period Ended October 31, 2008 (f)	$10.00	–	(2.75)	(2.75)	–	–	–	$7.25	(27.50%)	$36,986	1.85%	0.08%	12.42%	31.13%

Class R2 Shares (g)
Six Months Ended April 30, 2009 (Unaudited) (h)	$7.27	0.03	(0.78)	(0.75)	(0.08)	(0.08)	–	$6.44	(10.35%)	$6,520	1.39%	1.10%	6.70%	17.88%
Period Ended October 31, 2008 (f)	$10.00	0.04	(2.76)	(2.72)	(0.01)	(0.01)	–	$7.27	(27.24%)	$7,274	1.51%	0.62%	5.45%	31.13%

Institutional Class Shares
Six Months Ended April 30, 2009 (Unaudited) (h)	$7.27	0.05	(0.78)	(0.73)	(0.10)	(0.10)	–	$6.44	(10.08%)	$636,982	0.85%	1.64%	6.16%	17.88%
Period Ended October 31, 2008 (f)	$10.00	0.08	(2.77)	(2.69)	(0.04)	(0.04)	–	$7.27	(26.98%)	$708,738	0.85%	1.27%	4.78%	31.13%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from February 28, 2008 (commencement of operations) through October 31, 2008.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	Per share calculations were performed using average shares outstanding during the period.

The accompanying notes are in integral part of these financial statements.

64 Semiannual Report 2009

Nationwide Value Opportunities Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2009, the Nationwide Value Opportunities Fund (Class A at NAV) registered −7.99% versus −8.40% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 794 funds as of April 30, 2009) was −5.21% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund benefited most from its investments in the financials sector. The Fund’s financials stocks registered −6.42% for the reporting period, which compared favorably to the benchmark sector return of −19.72% for the same period. Despite the carnage created in the real estate investment trust (REIT) sector, the Fund was able to find value in REITs. The Fund’s REIT holdings returned approximately 29.6% for the reporting period. On a stock-specific level, Ramco-Gershenson Properties Trust and LaSalle Hotel Properties were the standout performers for the Fund. Much of the performance can be attributed to a snapback in share prices after market conditions had caused overselling. In particular, LaSalle Hotel, which specializes in upscale and luxury full-service hotels, greatly benefited from strong quarterly earnings. LaSalle’s earnings were driven by aggressive expense reductions and exposure to the Washington, D.C., market during the time of the presidential inauguration.

What areas of investment detracted from Fund performance?

Relatively speaking, the information technology (IT) sector was the area that detracted most from Fund performance. ManTech International Corp., a leading provider of IT services to the U.S. federal government, witnessed weakness in its share price attributed to the surprise resignation of the firm’s well-regarded president. We believe that the sell-off in ManTech International was overdone, because the firm’s visibility remained above industry norms.

What is your outlook for the near term?

Although macroeconomic data points clearly are not universally positive, signs are emerging to indicate that certain sectors of the economy are close to stabilizing. Because the equity market historically has been a discounter of economic activity, we believe that the potential economic-bottoming process bodes well for the market as the year unfolds. In addition, small-capitalization stocks tend to outperform during economic recoveries, as was the case during the quarter ended March 31, 2009. Given the outlook for fundamentals and the fact that stocks have returned to being judged on such fundamentals, our outlook for equities remains positive.

Subadviser:
NorthPointe Capital® LLC

Portfolio Managers:
Peter J. Cahill, CFA; Mary C. Champagne, CFA; and
Jeffrey C. Petherick, CFA

2009 Semiannual Report 65

Fund Performance	Nationwide Value Opportunities Fund

Average Annual Total Return
(For periods ended April 30, 2009)

		Six
		Months**	1 Yr.	5 Yr.	Inception[1]

Class A	w/o SC2	-7.99%	-32.68%	-3.99%	3.03%
	w/SC3	-13.33%	-36.55%	-5.12%	2.38%

Class B	w/o SC2	-8.22%	-33.36%	-4.68%	2.34%
	w/SC4	-12.53%	-36.68%	-4.87%	2.34%

Class C5	w/o SC2	-8.32%	-33.17%	-4.63%	2.35%
	w/SC6	-9.24%	-33.83%	-4.63%	2.35%

Class R2[7,9,10]		-8.60%	-33.26%	-4.30%	2.57%

Institutional Class[8,9]		-7.78%	-32.45%	-3.70%	2.89%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R2 shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because the Class R2 shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

[10]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	1.76%	1.40%

Class B	2.46%	2.10%

Class C	2.46%	2.10%

Class R2	2.16%	1.80%

Institutional Class	1.46%	1.10%

*	Annualized data as of October 31, 2008. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2010. Please see the Fund’s most recent prospectus for details. Annualized expense ratios for the six-month period ending April 30, 2009 appear in the “Shareholder Expense Example” section of the report.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Value Opportunities Fund, Russell 2000® Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

66 Semiannual Report 2009

Shareholder	Nationwide Value Opportunities Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2009

			Beginning	Ending	Expenses Paid	Annualized
			Account Value ($)	Account Value ($)	During Period ($)	Expense Ratio (%)
Nationwide Value Opportunities Fund			11/01/08	04/30/09	11/1/08 - 04/30/09 [a]	11/1/08 - 04/30/09 [a]

Class A	Actual		1,000.00	920.06	6.65	1.40
	Hypothetical	[b]	1,000.00	1,017.86	7.02	1.40

Class B	Actual		1,000.00	917.80	9.99	2.10
	Hypothetical	[b]	1,000.00	1,014.38	10.54	2.10

Class C	Actual		1,000.00	916.76	9.98	2.10
	Hypothetical	[b]	1,000.00	1,014.38	10.54	2.10

Class R2[c]	Actual		1,000.00	913.99	7.52	1.59
	Hypothetical	[b]	1,000.00	1,016.93	7.96	1.59

Institutional Class	Actual		1,000.00	922.24	5.24	1.10
	Hypothetical	[b]	1,000.00	1,019.34	5.52	1.10

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with the SEC guidelines.

[b]	Represent the hypothetical 5% return before expenses.

[c]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

2008 Semiannual Report 67

Portfolio Summary	Nationwide Value Opportunities Fund
April 30, 2009 (Unaudited)

Asset Allocation

Common Stocks	98.5%
Repurchase Agreements	1.1%
Other assets in excess of liabilities	0.4%

100.0%

Top Industries

Real Estate Investment Trusts	7.6%
Commercial Banks	5.8%
Software	5.1%
Insurance	4.5%
Specialty Retail	4.4%
Health Care Providers & Services	3.7%
Biotechnology	3.7%
Semiconductors & Semiconductor Equipment	3.1%
Communications Equipment	3.0%
Electric Utilities	3.0%
Other Industries*	56.1%

100.0%

Top Holdings

Health Management Associates, Inc., Class A	2.6%
LaSalle Hotel Properties	1.8%
WESCO International, Inc.	1.7%
Bally Technologies, Inc.	1.7%
Axsys Technologies, Inc.	1.6%
Portfolio Recovery Associates, Inc.	1.6%
Anaren, Inc.	1.5%
BWAY Holding Co.	1.5%
Sterling Bancorp	1.4%
Tupperware Brands Corp.	1.4%
Other Holdings*	83.2%

100.0%

*	For purposes of listing top holdings and top industries, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

68 Semiannual Report 2008

Statement of Investments
April 30, 2009 (Unaudited)

Nationwide Value Opportunities Fund

Common Stocks 98.5%

	Shares	Market Value

Aerospace & Defense 2.2%
Axsys Technologies, Inc.*	2,200	$92,202
TransDigm Group, Inc.*	1,000	35,140

		127,342

Airlines 1.9%
Allegiant Travel Co.*	1,300	67,652
Republic Airways Holdings, Inc.*	6,100	43,676

		111,328

Biotechnology 3.7%
Emergent Biosolutions, Inc.*	3,200	34,272
ImmunoGen, Inc.*	9,700	67,415
Myriad Genetics, Inc.*	1,100	42,669
Osiris Therapeutics, Inc.*	1,900	24,073
PDL BioPharma, Inc.	6,800	48,620

		217,049

Building Products 1.4%
AAON, Inc.	1,900	37,012
Armstrong World Industries, Inc.*	2,300	41,814

		78,826

Capital Markets 1.9%
BGC Partners, Inc., Class A	10,500	27,195
Hercules Technology Growth Capital, Inc.	7,286	43,789
Prospect Capital Corp.	4,200	38,094

		109,078

Chemicals 1.4%
Scotts Miracle-Gro Co. (The), Class A	1,300	43,901
Solutia, Inc.*	10,500	39,480

		83,381

Commercial Banks 5.8%
Bank of the Ozarks, Inc.	2,300	57,109
First Commonwealth Financial Corp.	3,300	28,611
Lakeland Bancorp, Inc.	3,600	30,636
MB Financial, Inc.	2,000	27,260
Sterling Bancorp	7,300	83,512
Suffolk Bancorp	2,100	53,760
Trustmark Corp.	2,600	56,524

		337,412

Commercial Services & Supplies 2.1%
ATC Technology Corp.*	2,700	42,903
Deluxe Corp.	2,900	42,050
Knoll, Inc.	5,400	38,232

		123,185

Communications Equipment 3.0%
Anaren, Inc.*	6,600	85,866
Avocent Corp.*	2,700	38,988
InterDigital, Inc.*	2,000	52,640

		177,494

Computers & Peripherals 1.3%
Synaptics, Inc.*	2,400	77,952

Construction & Engineering 1.3%
MasTec, Inc.*	6,100	76,311

Containers & Packaging 2.8%
BWAY Holding Co.*	9,100	84,812
Temple-Inland, Inc.	6,400	76,416

		161,228

Diversified Financial Services 1.6%
Portfolio Recovery Associates, Inc.*	2,600	90,922

Diversified Telecommunication Services 0.8%
Alaska Communications Systems Group, Inc.	3,600	21,708
NTELOS Holdings Corp.	1,480	23,650

		45,358

Electric Utilities 3.0%
Empire District Electric Co. (The)	4,900	73,353
IDACORP, Inc.	2,500	59,925
Westar Energy, Inc.	2,200	38,566

		171,844

Electronic Equipment & Instruments 1.3%
ScanSource, Inc.*	3,100	76,601

Energy Equipment & Services 1.1%
CARBO Ceramics, Inc.	800	24,568
Oil States International, Inc.*	2,200	41,580

		66,148

Food & Staples Retailing 1.6%
BJ’s Wholesale Club, Inc.*	1,500	50,010
Casey’s General Stores, Inc.	1,700	45,237

		95,247

Food Products 2.2%
Diamond Foods, Inc.	2,500	65,475
Omega Protein Corp.*	8,100	25,839
Ralcorp Holdings, Inc.*	600	34,296

		125,610

2008 Semiannual Report 69

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide Value Opportunities Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Health Care Equipment & Supplies 2.4%
Cyberonics, Inc.*	5,900	$78,116
Kinetic Concepts, Inc.*	2,400	59,424

		137,540

Health Care Providers & Services 3.7%
Gentiva Health Services, Inc.*	1,200	19,116
Health Management Associates, Inc., Class A*	32,300	150,841
HealthSpring, Inc.*	5,200	47,996

		217,953

Health Care Technology 1.0%
MedAssets, Inc.*	3,500	60,340

Hotels, Restaurants & Leisure 2.8%
Bally Technologies, Inc.*	3,800	99,484
WMS Industries, Inc.*	2,000	64,220

		163,704

Household Durables 2.4%
Jarden Corp.*	2,900	58,290
Tupperware Brands Corp.	3,300	82,599

		140,889

Information Technology Services 1.0%
ManTech International Corp., Class A*	1,600	57,904

Insurance 4.5%
Amerisafe, Inc.*	4,050	62,208
Amtrust Financial Services, Inc.	8,000	73,040
Navigators Group, Inc.*	1,300	58,994
Platinum Underwriters Holdings Ltd.	2,300	66,171

		260,413

Internet & Catalog Retail 0.7%
Netflix, Inc.*	900	40,779

Internet Software & Services 2.9%
j2 Global Communications, Inc.*	2,400	57,576
S1 Corp.*	6,100	37,820
Sohu.com, Inc.*	1,400	73,010

		168,406

Leisure Equipment & Products 0.9%
JAKKS Pacific, Inc.*	4,300	54,395

Life Sciences Tools & Services 1.1%
Kendle International, Inc.*	2,900	25,810
PAREXEL International Corp.*	3,600	35,676

		61,486

Machinery 2.3%
Briggs & Stratton Corp.	2,400	35,712
CIRCOR International, Inc.	2,300	59,179
ESCO Technologies, Inc.*	1,000	41,580

		136,471

Media 0.9%
RCN Corp.*	7,600	31,160
Sinclair Broadcast Group, Inc., Class A	16,800	18,648

		49,808

Multi-Utility 1.2%
CMS Energy Corp.	3,500	42,070
Vectren Corp.	1,300	28,821

		70,891

Oil, Gas & Consumable Fuels 2.8%
Natural Resource Partners LP	2,300	52,693
Southern Union Co.	3,500	55,685
Tesoro Corp.	3,600	54,900

		163,278

Pharmaceuticals 2.0%
Questcor Pharmaceuticals, Inc.*	7,300	32,850
Sepracor, Inc.*	1,700	24,157
Valeant Pharmaceuticals International*	3,600	60,336

		117,343

Professional Services 2.0%
Huron Consulting Group, Inc.*	1,200	57,540
On Assignment, Inc.*	16,500	58,080

		115,620

Real Estate Investment Trusts 7.6%
First Industrial Realty Trust, Inc.	11,500	43,355
Hersha Hospitality Trust	13,800	50,370
LaSalle Hotel Properties	8,500	101,660
Lexington Realty Trust	14,893	57,338
NorthStar Realty Finance Corp.	12,745	40,402
Pennsylvania Real Estate Investment Trust	8,300	64,325
Ramco-Gershenson Properties Trust	7,500	82,500

		439,950

Semiconductors & Semiconductor Equipment 3.1%
Ceva, Inc.*	7,900	65,175
FEI Co.*	3,600	61,848
Standard Microsystems Corp.*	3,200	50,752

		177,775

Software 5.1%
Concur Technologies, Inc.*	2,400	64,968
Interactive Intelligence, Inc.*	7,000	77,000
NetScout Systems, Inc.*	5,900	53,041
TeleCommunication Systems, Inc., Class A*	6,600	64,746

70 Semiannual Report 2008

Common Stocks (continued)
	Shares	Market Value

Software (continued)

Tyler Technologies, Inc.*	2,300	$37,950

		297,705

Specialty Retail 4.4%
Aaron Rents, Inc.	1,800	60,408
Aeropostale, Inc.*	2,200	74,734
Buckle, Inc. (The)	2,000	74,740
Genesco, Inc.*	2,100	47,838

		257,720

Textiles, Apparel & Luxury Goods 1.6%
Deckers Outdoor Corp.*	900	50,868
Perry Ellis International, Inc.*	5,500	40,315

		91,183

Trading Companies & Distributors 1.7%
WESCO International, Inc.*	3,900	101,400

Total Common Stocks (cost $6,270,852)		5,735,269

Repurchase Agreements 1.1%

	Principal Amount	Market Value

CS First Boston, 0.18%, dated 04/30/09, due 05/01/09, repurchase price $22,415, collateralized by U.S. Government Agency Mortgage 5.50%, maturing 04/01/39; total market value of $22,863	$22,415	22,415
UBS Securities, 0.15%, dated 04/30/09, due 05/01/09, repurchase price $42,336, collateralized by U.S. Government Agency Securities ranging from 0.00% — 6.25%, maturing 05/06/09 — 04/23/29; total market value of $43,183	42,336	42,336

Total Repurchase Agreements (cost $64,751)		64,751

Total Investments (cost $6,335,603) (a) — 99.6%		5,800,020

Other assets in excess of liabilities — 0.4%		23,239

NET ASSETS — 100.0%		$5,823,259

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

LP	Limited Partnership

Ltd	Limited

The accompanying notes are an integral part of these financial statements.

2008 Semiannual Report 71

Statement of Assets and Liabilities
April 30, 2009 (Unaudited)

Nationwide Value
Opportunities Fund

Assets:
Investments, at value (cost $6,270,852)	$5,735,269
Repurchase agreements, at value and cost	64,751

Total Investments	5,800,020

Interest and dividends receivable	2,165
Receivable for capital shares issued	934
Receivable from adviser	6,453
Prepaid expenses and other assets	24,708

Total Assets	5,834,280

Liabilities:
Payable for capital shares redeemed	304
Accrued expenses and other payables:
Fund administration fees	597
Distribution fees	1,481
Administrative services fees	5,831
Trustee fees	42
Compliance program costs (Note 3)	107
Custodian fees	343
Printing fees	1,603
Professional fees	335
Other	378

Total Liabilities	11,021

Net Assets	$5,823,259

Represented by:
Capital	$11,156,655
Accumulated undistributed net investment income	630
Accumulated net realized losses from investment transactions	(4,798,443)
Net unrealized appreciation/(depreciation) from investments	(535,583)

Net Assets	$5,823,259

Net Assets:
Class A Shares	$5,244,698
Class B Shares	373,777
Class C Shares	203,167
Class R2 Shares (a)	807
Institutional Class Shares	810

Total	$5,823,259

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	784,817
Class B Shares	59,292
Class C Shares	32,429
Class R2 Shares (a)	126
Institutional Class Shares	118

Total	876,782

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

72 Semiannual Report 2008

	Nationwide Value
	Opportunities Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$6.68
Class B Shares (b)	$6.30	(e)
Class C Shares (c)	$6.26
Class R2 Shares (a)	$6.44	(d)
Institutional Class Shares	$6.89	(d)
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.09

Maximum Sales Charge:
Class A Shares	5.75%

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(d)	The NAV reported above represents the traded NAV at April 30, 2009.

(e)	NAV shown differs from traded NAV at April 30, 2009 due to financial statement adjustments.

The accompanying notes are an integral part of these financial statements.

2008 Semiannual Report 73

Statement of Operations
For the Six Months Ended April 30, 2009 (Unaudited)

Nationwide Value
Opportunities Fund

INVESTMENT INCOME:
Interest income	$31
Dividend income	71,807

Total Income	71,838

EXPENSES:
Investment advisory fees	19,487
Fund administration fees	3,495
Distribution fees Class A	6,253
Distribution fees Class B	2,004
Distribution fees Class C	815
Distribution fees Class R2 (a)	2
Administrative services fees Class A	1,193
Registration and filing fees	48,398
Professional fees	567
Printing fees	6,483
Trustee fees	218
Compliance program costs (Note 3)	61
Custodian fees	2,114
Other	3,862

Total expenses before reimbursed/waived expenses	94,952
Earnings credit (Note 5)	(629)
Expenses reimbursed by adviser	(54,062)

Net Expenses	40,261

NET INVESTMENT INCOME	31,577

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(2,182,736)
Net change in unrealized appreciation/(depreciation) from investments	1,567,840

Net realized/unrealized losses from investments	(614,896)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(583,319)

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

74 Semiannual Report 2008

Statements of Changes in Net Assets

	Nationwide Value Opportunities Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)
Operations:
Net investment income/(loss)	$31,577	$(10,990)
Net realized losses from investment transactions	(2,182,736)	(2,583,751)
Net change in unrealized appreciation/(depreciation) from investments	1,567,840	(2,190,184)

Change in net assets resulting from operations	(583,319)	(4,784,925)

Distributions to Shareholders From:
Net investment income:
Class A	(29,010)	(2,437)
Class B	(1,234)	(426)
Class C	(694)	(80)
Class R2 (a)	(4)	–
Institutional Class	(5)	–
Net realized gains:
Class A	–	(1,642,424)
Class B	–	(328,226)
Class C	–	(76,783)
Class R2 (a)	–	(224)
Institutional Class	–	(211)
Return of capital:
Class A	–	(13,171)
Class B	–	(2,304)
Class C	–	(431)
Class R2 (a)	–	(2)
Institutional Class	–	(2)

Change in net assets from shareholder distributions	(30,947)	(2,066,721)

Change in net assets from capital transactions	(378,308)	(67,867)

Change in net assets	(992,574)	(6,919,513)

Net Assets:
Beginning of period	6,815,833	13,735,346

End of period	$5,823,259	$6,815,833

Accumulated undistributed net investment income/(loss) at end of period	$630	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$314,950	$1,990,007
Dividends reinvested	28,228	1,610,135
Cost of shares redeemed (b)	(652,461)	(2,772,699)

Total Class A	(309,283)	827,443

Class B Shares
Proceeds from shares issued	9,434	51,217
Dividends reinvested	1,179	317,571
Cost of shares redeemed (b)	(106,983)	(1,173,525)

Total Class B	(96,370)	(804,737)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Includes redemption fees — see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

2008 Semiannual Report 75

Statements of Changes in Net Assets (Continued)

	Nationwide Value Opportunities Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$39,161	$81,685
Dividends reinvested	449	35,013
Cost of shares redeemed (b)	(12,274)	(207,711)

Total Class C	27,336	(91,013)

Class R2 Shares (a)
Proceeds from shares issued	–	–
Dividends reinvested	4	226
Cost of shares redeemed	–	–

Total Class R2	4	226

Institutional Class Shares
Proceeds from shares issued	–	–
Dividends reinvested	5	214
Cost of shares redeemed	–	–

Total Institutional Class	5	214

Change in net assets from capital transactions:	$(378,308)	$(67,867)

SHARE TRANSACTIONS:
Class A Shares
Issued	50,931	195,844
Reinvested	5,316	145,932
Redeemed	(106,363)	(275,909)

Total Class A Shares	(50,116)	65,867

Class B Shares
Issued	1,533	5,835
Reinvested	236	30,373
Redeemed	(18,231)	(122,715)

Total Class B Shares	(16,462)	(86,507)

Class C Shares
Issued	6,914	8,208
Reinvested	90	3,365
Redeemed	(1,994)	(21,936)

Total Class C Shares	5,010	(10,363)

Class R2 Shares (a)
Issued	–	–
Reinvested	1	21
Redeemed	–	–

Total Class R2 Shares	1	21

Institutional Class Shares
Issued	–	–
Reinvested	1	19
Redeemed	–	–

Total Institutional Class Shares	1	19

Total change in shares:	(61,566)	(30,963)

76 Semiannual Report 2008

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Value Opportunities Fund

		Operations			Distributions						Ratio / Supplemental Data

			Net Realized												Ratio of
			and											Ratio of Net	Expenses
	Net Asset	Net	Unrealized										Ratio of	Investment	(Prior to
	Value,	Investment	Gains	Total	Net	Net	Return			Net Asset		Net Assets	Expenses	Income (Loss)	Reimbursements)
	Beginning	Income	(Losses) from	from	Investment	Realized	of	Total	Redemption	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Operations	Income	Gains	capital	Distributions	Fees	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2009 (Unaudited)	$7.31	0.04	(0.63)	(0.59)	(0.04)	–	–	(0.04)	–	$6.68	(7.99%)	$5,244,698	1.40%	1.18%	3.34%	64.63%
Year Ended October 31, 2008	$14.30	(0.01)	(4.80)	(4.81)	–	(2.16)	(0.02)	(2.18)	–	$7.31	(38.76%)	$6,103,841	1.42%	(0.05%)	1.78%	124.63%
Year Ended October 31, 2007	$15.50	(0.03)	0.94	0.91	–	(2.11)	–	(2.11)	–	$14.30	6.01%	$10,998,205	1.38%	(0.16%)	1.64%	175.48%
Year Ended October 31, 2006	$15.17	0.01	2.43	2.44	–	(2.11)	–	(2.11)	–	$15.50	17.79%	$12,776,962	1.36%	0.09%	1.66%	151.61%
Year Ended October 31, 2005	$16.01	–	2.07	2.07	(0.02)	(2.89)	–	(2.91)	–	$15.17	13.59%	$11,262,515	1.49%	0.02%	1.85%	187.36%
Year Ended October 31, 2004	$14.47	–	1.55	1.55	(0.01)	–	–	(0.01)	–	$16.01	10.72%	$12,243,936	1.36%	(0.01%)	1.39%	146.98%

Class B Shares
Six Months Ended April 30, 2009 (Unaudited)	$6.89	0.02	(0.59)	(0.57)	(0.02)	–	–	(0.02)	–	$6.30	(8.22%)	$373,777	2.10%	0.61%	4.05%	64.63%
Year Ended October 31, 2008	$13.68	(0.05)	(4.57)	(4.62)	–	(2.16)	(0.01)	(2.17)	–	$6.89	(39.20%)	$522,074	2.10%	(0.40%)	2.47%	124.63%
Year Ended October 31, 2007	$15.01	(0.14)	0.92	0.78	–	(2.11)	–	(2.11)	–	$13.68	5.26%	$2,219,359	2.10%	(0.89%)	2.36%	175.48%
Year Ended October 31, 2006	$14.84	(0.09)	2.37	2.28	–	(2.11)	–	(2.11)	–	$15.01	17.02%	$2,600,247	2.04%	(0.59%)	2.34%	151.61%
Year Ended October 31, 2005	$15.78	(0.10)	2.05	1.95	–	(2.89)	–	(2.89)	–	$14.84	12.90%	$2,591,795	2.14%	(0.64%)	2.50%	187.36%
Year Ended October 31, 2004	$14.34	(0.11)	1.55	1.44	–	–	–	–	–	$15.78	10.04%	$2,630,919	2.01%	(0.66%)	2.04%	146.98%

Class C Shares
Six Months Ended April 30, 2009 (Unaudited)	$6.86	0.01	(0.59)	(0.58)	(0.02)	–	–	(0.02)	–	$6.26	(8.32%)	$203,167	2.10%	0.31%	4.04%	64.63%
Year Ended October 31, 2008	$13.63	(0.05)	(4.55)	(4.60)	–	(2.16)	(0.01)	(2.17)	–	$6.86	(39.20%)	$188,157	2.09%	(0.53%)	2.44%	124.63%
Year Ended October 31, 2007	$14.96	(0.16)	0.94	0.78	–	(2.11)	–	(2.11)	–	$13.63	5.27%	$514,906	2.10%	(0.86%)	2.36%	175.48%
Year Ended October 31, 2006	$14.80	(0.09)	2.36	2.27	–	(2.11)	–	(2.11)	–	$14.96	16.99%	$668,091	2.04%	(0.59%)	2.34%	151.61%
Year Ended October 31, 2005	$15.75	(0.10)	2.04	1.94	–	(2.89)	–	(2.89)	–	$14.80	12.86%	$669,117	2.14%	(0.62%)	2.51%	187.36%
Year Ended October 31, 2004	$14.31	(0.09)	1.53	1.44	–	–	–	–	–	$15.75	10.06%	$652,284	2.01%	(0.67%)	2.05%	146.98%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004
(h)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are in integral part of these financial statements.

2008 Semiannual Report 77

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Value Opportunities Fund (Continued)

		Operations			Distributions						Ratio / Supplemental Data

			Net Realized												Ratio of
			and											Ratio of Net	Expenses
	Net Asset	Net	Unrealized										Ratio of	Investment	(Prior to
	Value,	Investment	Gains	Total	Net	Net	Return			Net Asset		Net Assets	Expenses	Income (Loss)	Reimbursements)
	Beginning	Income	(Losses) from	from	Investment	Realized	of	Total	Redemption	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Operations	Income	Gains	capital	Distributions	Fees	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class R2 Shares(h)
Six Months Ended April 30, 2009 (Unaudited)	$7.09	0.03	(0.65)	(0.62)	(0.03)	–	–	(0.03)	–	$6.44	(8.60%)	$807	1.59%	1.07%	3.31%	64.63%
Year Ended October 31, 2008	$13.97	(0.04)	(4.66)	(4.70)	–	(2.16)	(0.02)	(2.18)	–	$7.09	(38.95%)	$883	1.71%	(0.43%)	2.09%	124.63%
Year Ended October 31, 2007	$15.25	(0.09)	0.92	0.83	–	(2.11)	–	(2.11)	–	$13.97	5.54%	$1,446	1.83%	(0.62%)	2.18%	175.48%
Year Ended October 31, 2006	$14.98	(0.01)	2.39	2.38	–	(2.11)	–	(2.11)	–	$15.25	17.59%	$1,370	1.50%	(0.07%)	1.84%	151.61%
Year Ended October 31, 2005	$15.83	0.01	2.06	2.07	(0.03)	(2.89)	–	(2.92)	–	$14.98	13.71%	$1,165	1.61%	0.06%	1.99%	187.36%
Period Ended October 31, 2004 (f)	$15.45	(0.05)	0.43	0.38	–	–	–	–	–	$15.83	2.46%	$1,025	1.60%	(0.35%)	1.64%	146.98%

Institutional Class Shares
Six Months Ended April 30, 2009 (Unaudited)	$7.53	0.05	(0.65)	(0.60)	(0.04)	–	–	(0.04)	–	$6.89	(7.78%)	$810	1.10%	1.55%	2.82%	64.63%
Year Ended October 31, 2008	$14.63	0.02	(4.93)	(4.91)	–	(2.16)	(0.03)	(2.19)	–	$7.53	(38.58%)	$878	1.08%	0.20%	1.44%	124.63%
Year Ended October 31, 2007	$15.77	0.02	0.95	0.97	–	(2.11)	–	(2.11)	–	$14.63	6.32%	$1,430	1.06%	0.14%	1.40%	175.48%
Year Ended October 31, 2006	$15.35	0.05	2.48	2.53	–	(2.11)	–	(2.11)	–	$15.77	18.21%	$1,344	1.07%	0.36%	1.36%	151.61%
Year Ended October 31, 2005	$16.14	0.06	2.09	2.15	(0.05)	(2.89)	–	(2.94)	–	$15.35	13.96%	$1,138	1.08%	0.39%	1.30%	187.36%
Period Ended October 31, 2004 (g)	$16.18	–	(0.04)	(0.04)	–	–	–	–	–	$16.14	(0.19%)	$998	1.09%	0.09%	1.17%	146.98%

Amounts designated as “–” are zero or have been rounded to zero. (a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004
(h)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are in integral part of these financial statements.

78 Semiannual Report 2008

Nationwide Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2009, the Nationwide Bond Fund (Class A at NAV) returned 4.19% versus 7.74% for its benchmark, the Barclays Capital (BARCAP) U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s Lipper peer category of Corporate Debt Funds A Rated (consisting of 164 funds as of April 30, 2009) was 5.77% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s investment-grade corporate bonds were the best performers relative to the benchmark during the reporting period. The Fund’s holdings in high-yield automobile finance bonds also proved to be strong performers. The financial markets began pricing in a depression-type economic scenario in the fourth quarter of 2008, which began with the bankruptcy of Lehman Brothers Holdings Inc. As the massive global stimulus and worldwide support of the banking system took hold, the U.S. economy showed signs of recovery.

What areas of investment detracted from Fund performance?

The worst-performing securities in the Fund during the reporting period were collateralized mortgage obligations (CMO), which fell sharply in price due to concerns about the health of the U.S. housing market. The Fund’s preferred stocks in the financials sector also performed poorly during the reporting period.

What is your outlook for the near term?

The recent data flow suggests that the recession is in its latter stages. The recovery process could be slow and uneven, however, due in part to what is likely to be a drawn-out rebuilding of balance sheets and a gradual return to healthy credit conditions. Markets would remain volatile with an upward bias in this scenario. The apparent fragility of the financial system leaves the both the financial markets and the economy at large, predisposed to the downside over the near term.

Subadviser:
Nationwide Asset Management, LLC

Portfolio Managers:
Gary S. Davis, CFA

2009 Semiannual Report 79

Fund Performance	Nationwide Bond Fund

Average Annual Total Return
(For periods ended April 30, 2009)

		Six
		Months*	1 Yr.	5 Yr.	10 Yr.

Class A	w/o SC2	4.19%	-2.66%	2.91%	4.42%
	w/SC3	-0.29%	-6.77%	2.01%	3.97%

Class B4	w/o SC2	3.83%	-3.37%	2.22%	3.76%
	w/SC5	-1.17%	-7.99%	1.88%	3.76%

Class C6	w/o SC2	3.83%	-3.36%	2.22%	3.88%
	w/SC7	2.83%	-4.28%	2.22%	3.88%

Class D	w/o SC2	4.32%	-2.42%	3.20%	4.68%
	w/SC8	-0.37%	-6.81%	2.26%	4.20%

Class R2[1,9,10]		3.90%	-3.05%	2.67%	4.36%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns, for periods prior to the creation of the classes, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class R2 shares (10/1/03). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 4.25% front-end sales charge was deducted.

[4]	These returns, for periods prior to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares, which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.

[5]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[6]	These returns, for periods prior to March 1, 2001, include the performance of the Fund’s Class D shares and, for the period from March 1, 2001 to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares, which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[7]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	A 4.50% front-end sales charge was deducted.

[9]	Not subject to any sales charges.

[10]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	1.12%	1.09%

Class B	1.78%	1.75%

Class C	1.78%	1.75%

Class D	0.83%	0.80%

Class R2	1.48%	1.45%

*	Annualized data as of October 31, 2008. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2010. Please see the Fund’s most recent prospectus for details. Annualized expense ratios for the six-month period ending April 30, 2009 appear in the “Shareholder Expense Example” section of the report.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Bond Fund, the Barclays Capital U.S. Aggregate Bond Index(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/09. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Barclays Capital U.S. Aggregate Bond is an unmanaged index comprised of U.S. government securities and corporate debt securities and is generally representative of the bond market as a whole.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

80 Semiannual Report 2009

Shareholder	Nationwide Bond Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2009

			Beginning	Ending	Expenses Paid	Annualized
			Account Value ($)	Account Value ($)	During Period ($)	Expense Ratio (%)
Nationwide Bond Fund			11/01/08	04/30/09	11/1/08 - 04/30/09 [a]	11/1/08 - 04/30/09 [a]

Class A	Actual		1,000.00	1,041.87	5.93	1.17
	Hypothetical	[b]	1,000.00	1,018.99	5.88	1.17

Class B	Actual		1,000.00	1,038.31	9.34	1.85
	Hypothetical	[b]	1,000.00	1015.63	9.28	1.85

Class C	Actual		1,000.00	1,038.29	9.41	1.86
	Hypothetical	[b]	1,000.00	1,015.56	9.34	1.86

Class D	Actual		1,000.00	1,043.23	4.46	0.88
	Hypothetical	[b]	1,000.00	1,020.43	4.42	0.88

Class R2[c]	Actual		1,000.00	1,039.03	7.53	1.49
	Hypothetical	[b]	1,000.00	1,017.41	7.48	1.49

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with the Securities and Exchange Commission guidelines.

[b]	Represent the hypothetical 5% return before expenses.

[c]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

2009 Semiannual Report 81

Portfolio Summary	Nationwide Bond Fund
April 30, 2009 (Unaudited)

Asset Allocation

Corporate Bonds	45.0%
Commercial Mortgage Backed Securities	16.8%
U.S. Government Sponsored Mortgage-Backed Obligations	10.4%
Collateralized Mortgage Obligations	8.4%
Repurchase Agreements	8.3%
U.S. Government Sponsored & Agency Obligations	4.1%
Asset-Backed Securities	3.5%
Yankee Dollars	1.4%
Municipal Bonds	1.1%
Other assets in excess of liabilities	1.0%

100.0%

Top Industries

Airlines	5.0%
Diversified Financial Services	4.3%
Telecommunications	4.2%
Other ABS	3.5%
Media	2.7%
Pharmaceuticals	2.7%
Banks	2.6%
Beverages	2.6%
Insurance	2.6%
Mining	2.6%
Other Industries*	67.2%

100.0%

Top Holdings

Fannie Mae Grantor Trust, Series 2000-T5, Class B, 7.30%, 05/25/10	3.9%
Fannie Mae Pool, Pool # AA6943, 4.50%, 05/01/39	3.7%
Freddie Mac Gold Pool, Pool # E01443, 3.50%, 07/01/18	3.0%
Fannie Mae REMICS, Series 2003-33, Class LB, 5.50%, 05/25/23	2.6%
U.S. Treasury Inflation Index Notes, 2.13%, 01/15/19	2.6%
Fannie Mae Pool, Pool # 383661, 6.62%, 06/01/16	2.5%
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC, Class A3, 6.26%, 03/15/33	2.3%
UAL Pass Through Trust Series 2001-1, Series 2001-1, 6.93%, 09/01/11	1.6%
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/01/18	1.5%
Eaton Corp., 8.88%, 06/15/19	1.4%
Other Holdings*	74.9%

100.0%

*	For purposes of listing top holdings and top industries, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

82 Semiannual Report 2009

Statement of Investments
April 30, 2009 (Unaudited)

Nationwide Bond Fund

Asset-Backed Securities 3.5%

	Principal Amount	Market Value

Other ABS 3.5%
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2001-4, Class 1A6, 6.24%, 01/25/13	$708,533	$582,991
Ford Credit Floorplan Master Owner Trust, Series 2006-3, Class A, 0.63%, 06/15/11 (a)	1,100,000	1,050,071
Residential Asset Mortgage Products, Inc., Series 2002-RS1, Class AI5, 5.91%, 01/25/32	622,871	444,937
Structured Asset Securities Corp., Series 2004-6XS, Class A6, 4.63%, 03/25/34	886,780	721,473

Total Asset-Backed Securities (cost $3,299,881)		2,799,472

Collateralized Mortgage Obligations 8.4%

ABN Amro Mortgage Corp., Series 2003-8, Class A23, 5.50%, 06/25/33	1,000,000	869,975
American Home Mortgage Investment Trust, Series 2004-3, Class 6A1, 4.82%, 10/25/34 (b)	913,224	766,572
Countrywide Alternative Loan Trust, Series 2007-2CB, Class 2A14, 5.75%, 03/25/37	999,161	552,654
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-15, Class A7, 5.50%, 08/25/35	1,000,000	669,547
Fannie Mae REMICS, Series 2003-33, Class LB, 5.50%, 05/25/23	2,000,000	2,101,045
MASTR Alternative Loans Trust, Series 2005-6, Class 1A5, 5.50%, 12/25/35	1,000,000	397,947
Opteum Mortgage Acceptance Corp., Series 2005-5, Class 2AN, 5.68%, 12/25/35	979,086	405,631
Residential Funding Securities LLC, Series 2003-RM2, Class AI3, 4.50%, 05/25/33	1,000,000	963,604

Total Collateralized Mortgage Obligations (cost $8,817,687)		6,726,975

Commercial Mortgage Backed Securities 16.8%

	Principal Amount	Market Value

Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A3, 5.84%, 04/10/49 (a)	1,000,000	781,485
Commercial Mortgage Pass Through Certificates, Series 2001-J1A, Class B, 6.61%, 02/14/34 (c)	1,000,000	1,014,959
Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A3, 5.69%, 09/15/40	1,000,000	811,182
CS First Boston Mortgage Securities Corp., Series 2002-CP5, Class A2, 4.94%, 12/15/35	955,000	922,866
Enterprise Mortgage Acceptance Co. LLC, Series 1998-1, Class A3, 6.63%, 01/15/25	385,920	301,662
Fannie Mae Grantor Trust, Series 2000-T5, Class B, 7.30%, 05/25/10	3,000,000	3,152,363
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A3, 5.72%, 12/10/49	1,000,000	746,358
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC, Class A3, 6.26%, 03/15/33	1,820,896	1,848,839
LB Commercial Conduit Mortgage Trust, Series 2007-C3, Class A3, 5.92%, 07/15/44 (a)	1,000,000	768,182
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A3, 5.48%, 11/15/30 (a)	1,000,000	948,071
Merrill Lynch Mortgage Investors, Inc., Series 1999-C1, Class A2, 7.56%, 11/15/31	1,118,758	1,122,156
Nomura Asset Securities Corp., Series 1998-D6, Class A1C, 6.69%, 03/15/30	1,000,000	1,013,653

Total Commercial Mortgage Backed Securities (cost $14,165,793)		13,431,776

2009 Semiannual Report 83

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide Bond Fund (Continued)

Corporate Bonds 45.0%

	Principal Amount	Market Value

Aerospace & Defense 1.3%
General Dynamics Corp., 5.25%, 02/01/14	$1,000,000	$1,061,330

Airlines 5.0%
American Airlines Pass Through Trust 1999, Series 1999-1, Class A-2, 7.02%, 10/15/09	750,000	727,500
Continental Airlines, Inc. Pass Through Certificate, Series 974B, 6.90%, 01/02/17	1,146,613	814,095
Delta Air Lines, Inc. Pass Through Certificate, Series 01A2, 7.11%, 09/18/11	1,000,000	880,000
Northwest Airlines, Inc. Pass Through Certificate, Series 01-C, 7.63%, 04/01/10	358,005	311,464
UAL Pass Through Trust Series 2001-1, Series 2001-1, 6.93%, 09/01/11 (d)	1,000,000	1,260,000

		3,993,059

Banks 2.6%
Bank of America Corp., 8.00%, 12/31/49 (a)	1,000,000	568,140
GMAC LLC, 6.75%, 12/01/14 (c)	307,000	227,180
JPMorgan Chase & Co., 7.90%, 04/29/49 (a)	1,000,000	760,750
Rabobank Capital Funding Trust, 5.25%, 12/29/49 (a) (c)	1,000,000	550,000

		2,106,070

Beverages 2.6%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 01/15/19	1,000,000	1,046,970
SABMiller PLC, 6.50%, 07/15/18 (c)	1,000,000	981,613

		2,028,583

Communications 0.9%
Qwest Corp., 6.88%, 09/15/33	1,000,000	707,500

Computers 1.2%
Digital Equipment Corp., 7.75%, 04/01/23	825,000	941,274

Diversified Financial Services 4.3%
Ford Motor Credit Co. LLC, 7.38%, 02/01/11	500,000	430,029
HSBC Finance Corp., 6.38%, 10/15/11	1,000,000	987,329
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/01/18	1,000,000	1,172,299
Textron Financial Corp., 5.13%, 11/01/10	1,000,000	860,758

		3,450,415

Health Care Providers & Services 1.3%
Quest Diagnostics, Inc., 5.13%, 11/01/10	1,000,000	1,005,142

Healthcare-Products 1.3%
Covidien International Finance SA, 6.00%, 10/15/17	1,000,000	1,024,961

Insurance 2.6%
Liberty Mutual Group, Inc., 7.30%, 06/15/14 (c)	1,000,000	783,857
Oil Insurance Ltd., 7.56%, 12/29/49 (a) (c)	1,000,000	327,210
Principal Life Income Funding Trusts, 5.30%, 12/14/12	1,000,000	924,359

		2,035,426

Media 2.7%
Comcast Cable Holdings LLC, 9.80%, 02/01/12	1,000,000	1,078,045
Time Warner Cable, Inc., 8.25%, 02/14/14	1,000,000	1,096,807

		2,174,852

Mining 1.2%
Rio Tinto Finance USA Ltd., 5.88%, 07/15/13	1,000,000	942,950

Miscellaneous Manufacturing 2.6%
Eaton Corp., 8.88%, 06/15/19	1,000,000	1,136,470
General Electric Co., 5.25%, 12/06/17	1,000,000	946,300

		2,082,770

Oil & Gas 2.6%
ConocoPhillips, 5.75%, 02/01/19	1,000,000	1,020,832
EOG Resources, Inc., 6.13%, 10/01/13	1,000,000	1,066,663

		2,087,495

84 Semiannual Report 2009

Corporate Bonds (continued)
	Principal Amount	Market Value

Oil & Gas Services 1.1%
Weatherford International, Inc., 6.35%, 06/15/17	$1,000,000	$884,805

Paper & Forest Products 0.6% (c)
Stora Enso OYJ, 7.25%, 04/15/36	1,000,000	460,000

Pharmaceuticals 2.7%
Novartis Securities Investment Ltd., 5.13%, 02/10/19	1,000,000	1,023,926
Pfizer, Inc., 7.20%, 03/15/39	1,000,000	1,098,738

		2,122,664

Pipelines 1.2%
Energy Transfer Partners LP, 5.65%, 08/01/12	1,000,000	985,942

Real Estate Investment Trusts 0.8%
Highwoods Realty LP, 5.85%, 03/15/17	1,000,000	666,203

Retail 0.9% (c)
CVS Pass-Through Trust, 6.94%, 01/10/30	975,164	751,978

Telecommunications 4.2%
Cisco Systems, Inc., 4.95%, 02/15/19	1,000,000	1,017,781
FairPoint Communications, Inc., 13.13%, 04/01/18 (c)	1,000,000	273,750
Telecom Italia Capital SA, 5.25%, 11/15/13	1,000,000	948,210
Verizon Wireless Capital LLC, 7.38%, 11/15/13 (c)	1,000,000	1,112,634

		3,352,375

Transportation 1.3%
Federal Express Corp. 1993 Pass Through Trust, Series B2, 7.63%, 01/01/15	1,000,000	1,044,370

Total Corporate Bonds (cost $39,408,561)		35,910,164

Preferred Stocks 0.0% (c)

Diversified Financial Services 0.0%
Preferred Blocker, Inc., 7.00%	76	22,800

Total Preferred Stocks (cost $36,693)		22,800

Municipal Bonds 1.1%

	Principal Amount	Market Value

Iowa 0.8%
Tobacco Settlement Authority of Iowa, 6.50%, 06/01/23	885,000	634,324

Louisiana 0.3%
Tobacco Settlement Financing Corp., 6.36%, 05/15/25	254,033	241,268

Total Municipal Bonds (cost $1,138,641)		875,592

Yankee Dollar 1.4%

Mining 1.4%
BHP Billiton Finance USA Ltd., 6.50%, 04/01/19	1,000,000	1,086,172

Total Yankee Dollars (cost $996,813)		1,086,172

U.S. Government Sponsored & Agency Obligations 4.1%

Israel Government AID Bond, 5.67%, 05/15/24 (e)	1,000,000	459,441
U.S. Treasury Inflation Index Notes, 2.13%, 01/15/19	2,000,000	2,063,118
U.S. Treasury Notes, 2.75%, 02/15/19	750,000	726,443

Total U.S. Government Sponsored & Agency Obligations (cost $3,263,107)		3,249,002

U.S. Government Sponsored Mortgage-Backed Obligations 10.4%

Fannie Mae Pool
Pool # 383661, 6.62%, 06/01/16	1,795,196	1,999,806
Pool # 386905, 5.00%, 04/01/19	925,619	942,307
Pool # AA6943, 4.50%, 05/01/39	2,900,000	2,954,125
Freddie Mac Gold Pool, Pool # E01443, 3.50%, 07/01/18	2,394,584	2,381,616

Total U.S. Government Sponsored Mortgage-Backed Obligations (cost $7,948,430)		8,277,854

2009 Semiannual Report 85

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide Bond Fund (Continued)

Repurchase Agreements 8.3%

	Principal Amount	Market Value

CS First Boston, 0.18%, dated 04/30/09, due 05/01/09, repurchase price $2,280,146, collateralized by U.S. Government Agency Mortgage 5.50%, maturing 04/01/39; total market value of $2,325,738	$2,280,135	$2,280,135

UBS Securities, 0.15%, dated 04/30/09, due 05/01/09, repurchase price $4,306,516, collateralized by U.S. Government Agency Securities ranging from 0.00% — 6.25%, maturing 05/06/09 — 04/23/29; total market value of $4,392,628	4,306,498	4,306,498

Total Repurchase Agreements (cost $6,586,633)		6,586,633

Total Investments (cost $85,662,239) (f) — 99.0%		78,966,440
Other assets in excess of liabilities — 1.0%		772,648

NET ASSETS — 100.0%		$79,739,088

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2009. The maturity date represents the actual maturity date.

(b)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at April 30, 2009.

(c)	Rule 144A, Section 4(2), or other security which is restricted as to resale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2009 was $6,505,981 which represents 8.16% of net assets.

(d)	Security in default.

(e)	Zero coupon security. The rate reported is the effective yield at time of purchase.

(f)	See notes to financial statements for tax unrealized appreciation / (depreciation) of securities.

LLC	Limited Liability Company

LP	Limited Partnership

Ltd	Limited

OYJ	Public Traded Company

PLC	Public Limited Company

REMICS	Real Estate Mortgage Investment Conduits

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

86 Semiannual Report 2009

Statement of Assets and Liabilities
April 30, 2009 (Unaudited)

Nationwide
Bond Fund

Assets:
Investments, at value (cost $79,075,606)	$72,379,807
Repurchase agreements, at value and cost	6,586,633

Total Investments	78,966,440

Interest and dividends receivable	866,586
Receivable for capital shares issued	84,965
Receivable for investments sold	2,967,693
Prepaid expenses and other assets	50,356

Total Assets	82,936,040

Liabilities:
Payable for investments purchased	2,951,203
Distributions payable	48,980
Payable for capital shares redeemed	139,053
Accrued expenses and other payables:
Investment advisory fees	19,419
Fund administration fees	8,366
Distribution fees	5,441
Trustee fees	411
Compliance program costs (Note 3)	1,108
Custodian fees	1,827
Printing fees	8,155
Professional fees	3,606
Other	9,383

Total Liabilities	3,196,952

Net Assets	$79,739,088

Represented by:
Capital	$86,186,601
Accumulated undistributed net investment income	27,921
Accumulated net realized gains from investment transactions	220,365
Net unrealized appreciation/(depreciation) from investments	(6,695,799)

Net Assets	$79,739,088

Net Assets:
Class A Shares	$14,289,136
Class B Shares	646,415
Class C Shares	2,527,565
Class D Shares	62,213,086
Class R2 Shares (a)	62,886

Total	$79,739,088

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,620,407
Class B Shares	73,300
Class C Shares	286,380
Class D Shares	7,045,555
Class R2 Shares (a)	7,127

Total	9,032,769

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 87

Statement of Assets and Liabilities (Continued)

Nationwide
Bond Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.82
Class B Shares (b)	$8.82
Class C Shares (c)	$8.83
Class D Shares	$8.83
Class R2 Shares (a)	$8.82
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.21
Class D Shares	$9.25

Maximum Sales Charge:
Class A Shares	4.25%
Class D Shares	4.50%

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	For Class B Shares, the redemption price per share varies by length of time shares are held.

(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

88 Semiannual Report 2009

Statement of Operations
For the Six Months Ended April 30, 2009 (Unaudited)

Nationwide
Bond Fund

INVESTMENT INCOME:
Interest income	$2,395,843
Dividend income	81,020
Income from securities lending (Note 2)	188

Total Income	2,477,051

EXPENSES:
Investment advisory fees	194,298
Fund administration fees	48,432
Distribution fees Class A	16,583
Distribution fees Class B	2,547
Distribution fees Class C	12,136
Distribution fees Class R2 (a)	157
Distribution fees Class X (b)	1,591
Distribution fees Class Y (b)	213
Administrative services fees Class A	4,105
Administrative services fees Class D	8,877
Administrative services fees Class R2 (a)	38
Registration and filing fees	42,073
Professional fees	7,390
Printing fees	18,478
Trustee fees	2,869
Compliance program costs (Note 3)	817
Custodian fees	7,274
Other	37,780

Total expenses before reimbursed/waived expenses	405,658
Earnings credit (Note 5)	(1,909)
Expenses reimbursed by adviser	(24,718)

Net Expenses	379,031

NET INVESTMENT INCOME	2,098,020

REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment transactions	202,263
Net change in unrealized appreciation/(depreciation) from investments	982,360

Net realized/unrealized gains from investments	1,184,623

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,282,643

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Effective January 30, 2009, Class X and Class Y shares were converted to Class A shares.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 89

Statements of Changes in Net Assets

	Nationwide Bond Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)
Operations:
Net investment income	$2,098,020	$4,252,343
Net realized gains from investment transactions	202,263	1,224,885
Net change in unrealized appreciation/(depreciation) from investments	982,360	(8,927,186)

Change in net assets resulting from operations	3,282,643	(3,449,958)

Distributions to Shareholders From:
Net investment income:
Class A	(343,353)	(593,004)
Class B	(11,399)	(18,932)
Class C	(54,522)	(75,130)
Class D	(1,659,280)	(3,506,711)
Class R2 (a)	(1,523)	(2,801)
Class X (c)	(8,524)	(46,411)
Class Y (c)	(1,142)	(5,203)
Net realized gains:
Class A	(8,540)	–
Class B	(290)	–
Class C	(1,613)	–
Class D	(40,367)	–
Class R2 (a)	(41)	–
Class X (c)	(484)	–
Class Y (c)	(65)	–

Change in net assets from shareholder distributions	(2,131,143)	(4,248,192)

Change in net assets from capital transactions	(1,053,962)	(3,288,055)

Change in net assets	97,538	(10,986,205)

Net Assets:
Beginning of period	79,641,550	90,627,755

End of period	$79,739,088	$79,641,550

Accumulated undistributed net investment income at end of period	$27,921	$9,644

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,821,372	$6,971,744
Proceeds from shares issued in class consolidation (c)	800,752	–
Dividends reinvested	310,417	530,344
Cost of shares redeemed (b)	(1,718,295)	(5,601,610)

Total Class A	1,214,246	1,900,478

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Includes redemption fees — see Note 4 to Financial Statements.

(c)	Effective January 30, 2009, Class X and Class Y shares were converted to Class A shares. The accompanying notes are an integral part of these financial statements.

90 Semiannual Report 2009

	Nationwide Bond Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)
CAPITAL TRANSACTIONS: (continued)
Class B Shares
Proceeds from shares issued	$267,589	$292,868
Dividends reinvested	2,943	9,039
Cost of shares redeemed	(39,665)	(222,535)

Total Class B	230,867	79,372

Class C Shares
Proceeds from shares issued	707,025	2,080,856
Dividends reinvested	18,754	17,337
Cost of shares redeemed (b)	(504,668)	(1,052,228)

Total Class C	221,111	1,045,965

Class D Shares
Proceeds from shares issued	3,092,920	6,830,549
Dividends reinvested	1,492,545	3,051,144
Cost of shares redeemed (b)	(6,394,663)	(15,615,227)

Total Class D	(1,809,198)	(5,733,534)

Class R2 Shares (a)
Proceeds from shares issued	18,498	304,443
Dividends reinvested	163	177
Cost of shares redeemed (b)	(23,972)	(232,884)

Total Class R2	(5,311)	71,736

Class X Shares (c)
Proceeds from shares issued	6,723	23,063
Dividends reinvested	8,152	37,763
Cost of shares redeemed in class consolidation	(705,020)	–
Cost of shares redeemed	(114,843)	(678,135)

Total Class X	(804,988)	(617,309)

Class Y Shares (c)
Proceeds from shares issued	4,794	651
Dividends reinvested	789	3,895
Cost of shares redeemed in class consolidation	(95,732)	–
Cost of shares redeemed (b)	(10,540)	(39,309)

Total Class Y	(100,689)	(34,763)

Change in net assets from capital transactions:	$(1,053,962)	$(3,288,055)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Includes redemption fees — see Note 4 to Financial Statements.

(c)	Effective January 30, 2009, Class X and Class Y shares were converted to Class A shares. The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 91

Statements of Changes in Net Assets (Continued)

	Nationwide Bond Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

SHARE TRANSACTIONS:
Class A Shares
Issued	210,442	735,301
Issued in class consolidation (c)	91,514	–
Reinvested	35,703	56,521
Redeemed	(197,875)	(590,285)

Total Class A Shares	139,784	201,537

Class B Shares
Issued	30,818	30,472
Reinvested	339	959
Redeemed	(4,599)	(23,711)

Total Class B Shares	26,558	7,720

Class C Shares
Issued	81,396	220,942
Reinvested	2,154	1,855
Redeemed	(58,224)	(111,872)

Total Class C Shares	25,326	110,925

Class D Shares
Issued	356,643	717,195
Reinvested	171,397	323,958
Redeemed	(736,633)	(1,655,300)

Total Class D Shares	(208,593)	(614,147)

Class R2 Shares (a)
Issued	2,143	32,002
Reinvested	19	20
Redeemed	(2,786)	(24,422)

Total Class R2 Shares	(624)	7,600

Class X Shares (c)
Issued	773	2,438
Reinvested	938	4,003
Redeemed in class consolidation	(80,572)	–
Redeemed	(13,162)	(71,246)

Total Class X Shares	(92,023)	(64,805)

Class Y Shares (c)
Issued	551	94
Reinvested	91	412
Redeemed in class consolidation	(10,928)	–
Redeemed	(1,205)	(4,181)

Total Class Y Shares	(11,491)	(3,675)

Total change in shares:	(121,063)	(354,845)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(c)	Effective January 30, 2009, Class X and Class Y shares were converted to Class A shares. The accompanying notes are an integral part of these financial statements.

92 Semiannual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Fund

		Operations			Distributions						Ratio / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End	to Average	to Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a) (b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c) (d)		Turnover (e)

Class A Shares
Six Months Ended April 30, 2009 (Unaudited)	$8.69	0.22	0.14	0.36	(0.22)	(0.01)	(0.23)	–	$8.82	4.19%	$14,289,136	1.17%	5.22%	1.24%		36.56%
Year Ended October 31, 2008	$9.52	0.43	(0.83)	(0.40)	(0.43)	–	(0.43)	–	$8.69	(4.44%)	$12,867,795	1.11%	4.58%	1.11%		68.51%
Year Ended October 31, 2007	$9.58	0.47	(0.07)	0.40	(0.46)	–	(0.46)	–	$9.52	4.23%	$12,177,566	1.07%	4.89%	1.08%		39.35%
Year Ended October 31, 2006	$9.53	0.44	0.04	0.48	(0.43)	–	(0.43)	–	$9.58	5.22%	$11,434,384	1.08%	4.76%	1.08%		36.06%
Year Ended October 31, 2005	$9.75	0.40	(0.22)	0.18	(0.40)	–	(0.40)	–	$9.53	1.87%	$10,212,294	1.10%	4.15%	1	.10%(f)	34.08%
Year Ended October 31, 2004	$9.67	0.43	0.08	0.51	(0.43)	–	(0.43)	–	$9.75	5.37%	$10,668,648	1.04%	4.38%	1	.04%(f)	17.20%

Class B Shares
Six Months Ended April 30, 2009 (Unaudited)	$8.69	0.19	0.14	0.33	(0.19)	(0.01)	(0.20)	–	$8.82	3.83%	$646,415	1.85%	4.57%	1.92%		36.56%
Year Ended October 31, 2008	$9.52	0.37	(0.83)	(0.46)	(0.37)	–	(0.37)	–	$8.69	(5.08%)	$406,247	1.80%	3.89%	1.80%		68.51%
Year Ended October 31, 2007	$9.57	0.40	(0.06)	0.34	(0.39)	–	(0.39)	–	$9.52	3.67%	$371,480	1.72%	4.24%	1.73%		39.35%
Year Ended October 31, 2006	$9.53	0.39	0.02	0.41	(0.37)	–	(0.37)	–	$9.57	4.41%	$268,065	1.75%	4.12%	1.75%		36.06%
Year Ended October 31, 2005	$9.75	0.34	(0.22)	0.12	(0.34)	–	(0.34)	–	$9.53	1.18%	$223,027	1.78%	3.46%	1	.78%(f)	34.08%
Year Ended October 31, 2004	$9.67	0.36	0.08	0.44	(0.36)	–	(0.36)	–	$9.75	4.66%	$102,131	1.72%	3.64%	1	.72%(f)	17.20%

Class C Shares
Six Months Ended April 30, 2009 (Unaudited)	$8.70	0.19	0.14	0.33	(0.19)	(0.01)	(0.20)	–	$8.83	3.83%	$2,527,565	1.86%	4.53%	1.93%		36.56%
Year Ended October 31, 2008	$9.53	0.37	(0.83)	(0.46)	(0.37)	–	(0.37)	–	$8.70	(5.07%)	$2,270,713	1.78%	3.93%	1.78%		68.51%
Year Ended October 31, 2007	$9.58	0.40	(0.06)	0.34	(0.39)	–	(0.39)	–	$9.53	3.66%	$1,430,376	1.72%	4.24%	1.73%		39.35%
Year Ended October 31, 2006	$9.54	0.39	0.02	0.41	(0.37)	–	(0.37)	–	$9.58	4.40%	$1,305,823	1.74%	4.15%	1.74%		36.06%
Year Ended October 31, 2005	$9.76	0.34	(0.22)	0.12	(0.34)	–	(0.34)	–	$9.54	1.18%	$696,206	1.78%	3.45%	1	.78%(f)	34.08%
Year Ended October 31, 2004	$9.68	0.36	0.08	0.44	(0.36)	–	(0.36)	–	$9.76	4.63%	$182,446	1.72%	3.48%	1	.72%(f)	17.20%

Class D Shares
Six Months Ended April 30, 2009 (Unaudited)	$8.70	0.23	0.14	0.37	(0.23)	(0.01)	(0.24)	–	$8.83	4.32%	$62,213,086	0.88%	5.51%	0.95%		36.56%
Year Ended October 31, 2008	$9.53	0.46	(0.83)	(0.37)	(0.46)	–	(0.46)	–	$8.70	(4.16%)	$63,129,602	0.82%	4.85%	0.82%		68.51%
Year Ended October 31, 2007	$9.59	0.49	(0.07)	0.42	(0.48)	–	(0.48)	–	$9.53	4.54%	$75,009,099	0.77%	5.17%	0.77%		39.35%
Year Ended October 31, 2006	$9.55	0.48	0.02	0.50	(0.46)	–	(0.46)	–	$9.59	5.39%	$83,878,254	0.80%	5.00%	0.80%		36.06%
Year Ended October 31, 2005	$9.77	0.43	(0.22)	0.21	(0.43)	–	(0.43)	–	$9.55	2.15%	$99,133,387	0.83%	4.41%	0	.83%(f)	34.08%
Year Ended October 31, 2004	$9.68	0.45	0.09	0.54	(0.45)	–	(0.45)	–	$9.77	5.75%	$112,630,941	0.78%	4.64%	0	.78%(f)	17.20%

Amounts designated as “–“are zero or have been rounded to zero. (a)	Excludes sales charge.
(b) Not annualized for periods less than one year.
(c) Annualized for periods less than one year.
(d) During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f) There where no fee waivers/reimbursements during the period.
(g) Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are in integral part of these financial statements.

2009 Semiannual Report 93

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Fund (Continued)

		Operations			Distributions						Ratio / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End	to Average	to Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a) (b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c) (d)		Turnover (e)

Class R2 Shares (g)
Six Months Ended April 30, 2009 (Unaudited)	$8.70	0.21	0.13	0.34	(0.21)	(0.01)	(0.22)	–	$8.82	3.90%	$62,886	1.49%	4.90%	1.55%		36.56%
Year Ended October 31, 2008	$9.53	0.42	(0.83)	(0.41)	(0.42)	–	(0.42)	–	$8.70	(4.60%)	$67,400	1.31%	4.38%	1.31%		68.51%
Year Ended October 31, 2007	$9.59	0.42	(0.06)	0.36	(0.42)	–	(0.42)	–	$9.53	3.88%	$1,440	1.44%	4.51%	1.44%		39.35%
Year Ended October 31, 2006	$9.55	0.42	0.03	0.45	(0.41)	–	(0.41)	–	$9.59	4.88%	$1,112	1.30%	4.53%	1.30%		36.06%
Year Ended October 31, 2005	$9.77	0.40	(0.22)	0.18	(0.40)	–	(0.40)	–	$9.55	1.81%	$1,060	1.14%	4.08%	1	.14%(f)	34.08%
Year Ended October 31, 2004	$9.68	0.39	0.09	0.48	(0.39)	–	(0.39)	–	$9.77	5.06%	$1,037	1.37%	3.99%	1	.37%(f)	17.20%
Amounts designated as “–“are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	There where no fee waivers/reimbursements during the period.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are in integral part of these financial statements.

94 Semiannual Report 2009

Nationwide Enhanced Income Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2009, the Nationwide Enhanced Income Fund (Class A at NAV) returned 2.45% versus 1.02% for its composite benchmark, 50% Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index and 50% ML 1-Year T-Bill Index. For broader comparison, the average return for the Fund’s Lipper peer category of Ultra-Short Obligations Funds (consisting of 73 funds as of April 30, 2009) was −1.41% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, shorter-maturity spread products (maturing in less than two years) generally outperformed Treasuries. Performance was driven by a combination of low Treasury yields, distressed valuations, and government programs such as TALF (Term ABS Loan Facility) and PPIP (Public-Private Investment Program) that are expected to improve liquidity and valuations in certain eligible securitized sectors by providing government financing for leveraged purchases. The U.S. Agency mortgage-backed securities (MBS) sector posted the strongest performance relative to Treasuries as the Federal Reserve Board expanded its purchase plan for Agency MBS by $750 billion in order to keep mortgage rates low. The asset-backed securities sector, which was the first to benefit from the TALF program, also performed well, as did U.S. Agency debentures. The Fund’s exposure to these sectors provided the most positive returns for the Fund during the reporting period in relation to the blended benchmark index.

What areas of investment detracted from Fund performance?

During the reporting period, the Fund’s allocations to commercial mortgage-backed securities (CMBS) were the biggest drag on Fund performance. The weakening economy and declining property values were two negatives for this (CMBS) sector. The Fund’s holdings, however, are AAA-rated deals issued primarily in 2005 or earlier, before underwriting standards in the sector weakened. As investors sought out higher yields in spread products, U.S. Treasuries were one of the lowest-returning sectors of the fixed-income markets during the reporting period. The Fund maintained a modest position in Treasuries, given the unattractively low yields in that sector. Although credit markets outperformed treasuries, the downward pressure on financials and the further eroding of credit ratings negatively affected them.

What is your outlook for the near term?

While the economy remains extremely weak, recent signs of stabilization have appeared, including better-than-expected retail sales and durable goods orders. A modest level of inventory accumulation should occur in 2009 after two years of liquidations. Much of the timing of the eventual economic recovery will depend on the success of the global monetary and fiscal stimulus programs that have been enacted. Until the housing and labor markets show signs of improvement, we expect short-term interest rates to remain low, because the Federal Reserve has demonstrated its commitment to its quantitative easing policy. Performance will be industry- and issuer-specific, based on credit fundamentals. Government policy will continue to be an important driver of the markets as we navigate through the rest of the year.

Subadviser:
Morley Capital Management, Inc.

Portfolio Managers:
Perpetua M. Phillips and
Paul Rocheleau

2009 Semiannual Report 95

Fund Performance	Nationwide Enhanced Income Fund

Average Annual Total Return
(For periods ended April 30, 2009)

		Six
		Months*	1 Yr.	5 Yr.	Inception[1]

Class A	w/o SC2	2.45%	2.45%	3.17%	2.80%
	w/SC3	0.13%	0.17%	2.71%	2.55%

Class R2[4,5,6]		2.22%	2.18%	2.99%	2.70%

Institutional Service Class[4]		2.53%	2.60%	3.31%	2.95%

Institutional Class[4]		2.61%	2.73%	3.49%	3.15%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 2.25% front-end sales charge was deducted.

[4]	Not subject to any sales charges.

[5]	These returns until the creation of Class R2 shares (10/1/03) include the performance of the Fund’s Class A shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect the fact that Class R2 shares do not have any applicable sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class R2 shares; if these fees were reflected, the performance for Class R2 shares would have been lower.

[6]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	0.82%	0.76%

Class R2	1.21%	1.15%

Institutional Service Class	0.51%	0.45%

Institutional Class	0.51%	0.45%

*	Annualized data as of October 31, 2008. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2010. Please see the Fund’s most recent prospectus for details. Annualized expense ratios for the six-month period ending April 30, 2009 appear in the “Shareholder Expense Example” section of the report.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Enhanced Income Fund, Composite Index(a), the Merrill Lynch 6-Month Treasury Bill (T-Bill) Index (b), the Merrill Lynch 1-Year Treasury Bill (T-Bill) Index(c), and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Composite Index is composed of 50% Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index and 50% Merrill Lynch 1-Year Treasury Bill (T-Bill) Index.

(b)	The Merrill Lynch 6-Month Treasury Bill (T-Bill) Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the re-balancing date.

(c)	The Merrill Lynch 1-Year Treasury Bill (T-Bill) Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill with the longest maturity.

(d)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

96 Semiannual Report 2009

Shareholder	Nationwide Enhanced Income Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2009

			Beginning	Ending	Expenses Paid	Annualized
			Account Value ($)	Account Value ($)	During Period ($)	Expense Ratio (%)
Nationwide Enhanced Income Fund			11/01/08	04/30/09	11/1/08 - 04/30/09 [a]	11/1/08 - 04/30/09 [a]

Class A	Actual		1,000.00	1,020.54	4.01	0.80
	Hypothetical	[b]	1,000.00	1,020.83	4.01	0.80

Class R2[c]	Actual		1,000.00	1,017.47	4.82	0.96
	Hypothetical	[b]	1,000.00	1,020.02	4.83	0.96

Institutional Service Class	Actual		1,000.00	1,022.38	2.99	0.60
	Hypothetical	[b]	1,000.00	1,021.84	2.99	0.60

Institutional Class	Actual		1,000.00	1,023.85	2.27	0.45
	Hypothetical	[b]	1,000.00	1,022.55	2.27	0.45

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with the Securities and Exchange Commission guidelines.

[b]	Represent the hypothetical 5% return before expenses.

[c]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

2009 Semiannual Report 97

Portfolio Summary	Nationwide Enhanced Income Fund
April 30, 2009 (Unaudited)

Asset Allocation

U.S. Government Sponsored & Agency Obligations	26.0%
Corporate Bonds	23.6%
Asset-Backed Securities	19.1%
Collateralized Mortgage Obligations	13.6%
Commercial Mortgage Backed Securities	8.2%
Repurchase Agreements	5.2%
Sovereign Bonds	2.6%
Yankee Dollars	0.6%
U.S. Government Sponsored Mortgage-Backed Obligations	0.4%
Other assets in excess of liabilities	0.7%

100.0%

Top Industries

Other ABS	7.5%
Credit Card ABS	6.7%
Banks	5.6%
Diversified Financial Services	5.1%
Automobile ABS	4.9%
Multi-National	3.2%
Miscellaneous Manufacturing	2.5%
Insurance	1.7%
Healthcare-Products	1.3%
Telecommunications	1.3%
Other Industries*	60.2%

100.0%

Top Holdings

U.S. Treasury Notes, 4.00%, 09/30/09	4.4%
U.S. Treasury Notes, 3.25%, 12/31/09	3.4%
U.S. Treasury Notes, 2.13%, 01/31/10	2.8%
U.S. Treasury Notes, 2.00%, 02/28/10	2.2%
Honeywell International, Inc., 7.50%, 03/01/10	1.4%
Freddie Mac REMICS, Series 2614, Class TD, 3.50%, 05/15/16	1.4%
Johnson & Johnson, 6.63%, 09/01/09	1.3%
Peco Energy Transition Trust, Series 2001-A, Class A1, 6.52%, 12/31/10	1.3%
Federal National Mortgage Association, 4.63%, 12/15/09	1.3%
BellSouth Corp., 4.20%, 09/15/09	1.3%
Other Holdings*	79.2%

100.0%

*	For purposes of listing top holdings and top industries, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

98 Semiannual Report 2009

Statement of Investments
April 30, 2009 (Unaudited)

Nationwide Enhanced Income Fund

Asset-Backed Securities 19.1%

	Principal Amount	Market Value

Automobile ABS 4.9%
Banc of America Securities Auto Trust, Series 2006-G1, Class A3, 5.18%, 06/18/10	$420,967	$422,290
BMW Vehicle Owner Trust, Series 2006-A, Class A4, 5.07%, 08/25/11	2,000,000	2,032,274
Capital Auto Receivables Asset Trust, Series 2006-2, Class A3A, 4.98%, 05/15/11	1,010,390	1,022,489
Daimler Chrysler Auto Trust
Series 2006-D, Class A3, 4.98%, 02/08/11	831,907	839,228
Series 2007-A, Class A2A, 4.94%, 03/08/11	408,746	411,932
Ford Credit Auto Owner Trust, Series 2007-B, Class A2A, 5.26%, 06/15/10	363,697	365,562
Household Automotive Trust, Series 2005-3, Class A3, 4.80%, 10/18/10	63,027	63,069
USAA Auto Owner Trust
Series 2008-1, Class A2, 4.27%, 10/15/10	545,392	547,417
Series 2008-2, Class A2, 3.91%, 01/15/11	1,295,689	1,303,872
World Omni Auto Receivables Trust, Series 2008-B, Class A2, 4.13%, 03/15/11	2,000,000	2,016,968

		9,025,101

Credit Card ABS 6.7%
American Express Credit Account Master Trust, Series 2004-3, Class A, 4.35%, 12/15/11	2,000,000	1,993,749
BA Credit Card Trust, Series 2008-A9, Class A9, 4.07%, 07/16/12	2,000,000	2,028,781
Bank One Issuance Trust, Series 2004-A6, Class A6, 3.94%, 04/16/12	1,500,000	1,510,935
Chase Issuance Trust
Series 2005-A10, Class A10, 4.65%, 12/17/12	1,230,000	1,259,639
Series 2006-A1, Class A, 0.49%, 04/15/13(b)	1,997,000	1,932,287
Citibank Credit Card Issuance Trust, Series 2005-A7, Class A7, 4.75%, 10/22/12	2,000,000	2,044,135
MBNA Credit Card Master Note Trust, Series 2005-A3, Class A3, 4.10%, 10/15/12	1,440,000	1,463,028

		12,232,554

Other ABS 7.5%
Caterpillar Financial Asset Trust, Series 2008-A, Class A2A, 4.09%, 12/27/10	1,006,925	1,005,433
CenterPoint Energy Transition Bond Co. LLC, Series 2001-1, Class A3, 5.16%, 09/15/11	742,601	751,858
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-3, Class 1A4, 3.30%, 11/25/29	24,874	24,625
CIT Equipment Collateral, Series 2006-VT1, Class A4, 5.16%, 02/20/13	1,629,387	1,630,614
Countrywide Asset-Backed Certificates, Series 2005-7, Class AF2, 4.37%, 10/25/35 (b)	3,405	3,386
CPL Transition Funding LLC, Series 2002-1, Class A3, 5.56%, 01/15/12	2,054,879	2,093,938
FPL Recovery Funding LLC, Series 2007-A, Class A1, 5.05%, 02/01/13	1,265,847	1,298,380
GE Equipment Midticket LLC, Series 2007-1 , Class A2A, 4.58%, 05/14/10	429,877	429,648
John Deere Owner Trust, Series 2008-A Class A2, 3.63%, 03/15/11	992,612	989,473
Oncor Electric Delivery Transition Bond Co., Series 2003-1, Class A2, 4.03%, 02/15/12	673,016	680,726
Peco Energy Transition Trust
Series 2000-A, Class A4, 7.65%, 03/01/10	1,500,000	1,530,090
Series 2001-A, Class A1, 6.52%, 12/31/10	2,300,000	2,411,908
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A2, 3.87%, 06/25/11	192,648	193,346
TXU Electric Delivery Transition Bond Co. LLC, Series 2004-1, Class A1, 3.52%, 11/15/11	739,343	741,317

		13,784,742

Total Asset-Backed Securities (cost $34,734,967)		35,042,397

Collateralized Mortgage Obligations 13.6%

Fannie Mae REMICS
Series 2004-34, Class PL, 3.50%, 05/25/14	14,914	14,901

2009 Semiannual Report 99

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide Enhanced Income Fund (Continued)

Collateralized Mortgage Obligations (continued)
	Principal Amount	Market Value

Series 2003-92, Class PC, 4.50%, 05/25/15	$1,632,308	$1,651,213
Series 2005-91, Class PB, 4.50%, 06/25/16	1,454,449	1,477,559
Series 2002-82, Class XD, 5.00%, 07/25/16	1,652,997	1,687,221
Series 2004-61, Class AB, 5.00%, 03/25/17	1,471,786	1,492,145
Series 2003-57, Class NB, 3.00%, 06/25/18	293,774	295,296
Series 2003-75, Class NB, 3.25%, 08/25/18	231,876	232,997
Series 2004-96, Class EW, 4.50%, 06/25/24	1,599,008	1,623,419
Series 2003-14, Class AN, 3.50%, 03/25/33	261,929	263,820
Freddie Mac REMICS
Series 3483, Class FB, 0.59%, 08/15/11 (a)	1,971,518	1,960,025
Series 2651, Class VB, 5.50%, 03/15/14	987,748	996,408
Series 2668, Class AD, 4.00%, 01/15/15	1,336,100	1,353,292
Series 2614, Class TD, 3.50%, 05/15/16	2,488,082	2,518,107
Series 2517, Class OD, 5.00%, 05/15/16	1,635,973	1,659,919
Series 2628, Class PV, 3.75%, 10/15/16	1,137,222	1,148,406
Series 2628, Class PX, 4.00%, 10/15/16	1,705,834	1,725,029
Series 2611, Class KC, 3.50%, 01/15/17	301,495	304,191
Series 2664, Class GA, 4.50%, 01/15/18	353,574	362,475
Series 2613, Class PA, 3.25%, 05/15/18	399,137	400,450
Series 2630, Class JA, 3.00%, 06/15/18	284,334	285,804
Government National Mortgage Association
Series 2003-49, Class A, 2.21%, 10/16/17	2,105,678	2,103,725
Series 2004-103, Class A, 3.88%, 12/16/19	1,126,571	1,132,998
Residential Funding Mortgage Securities I, Series 2003-S11, Class A1, 2.50%, 06/25/18	222,408	220,269

Total Collateralized Mortgage Obligations (cost $24,717,563)		24,909,669

Commercial Mortgage Backed Securities 8.2%

	Principal Amount	Market Value

Banc of America Commercial Mortgage, Inc., Series 2005-1, Class A3, 4.88%, 11/10/42	1,749,684	1,684,762
Bear Stearns Commercial Mortgage Securities, Series 2001-TOP2, Class A1, 6.08%, 02/15/35	117,926	118,916
Commercial Mortgage Asset Trust, Series 1999-C1, Class A3, 6.64%, 01/17/32	582,063	583,705
GMAC Commercial Mortgage Securities, Inc.
Series 2003-C3, Class A2, 4.22%, 04/10/40	990,555	978,638
Series 2004-C3, Class A3, 4.21%, 12/10/41	1,962,922	1,936,230
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A3, 4.34%, 06/10/36	440,273	439,604
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB16, Class A1, 5.34%, 05/12/45	1,251,338	1,246,574
Morgan Stanley Capital I
Series 2004-IQ8, Class A3, 4.50%, 11/15/11	2,000,000	1,949,492
Series 2005-HQ5, Class A2, 4.81%, 01/14/42	1,729,731	1,747,531
Series 2005-IQ9, Class A1, 3.99%, 07/15/56	701,339	698,531
Nomura Asset Securities Corp., Series 1998-D6, Class A1B, 6.59%, 03/15/30	55,647	55,651
Wachovia Bank Commercial Mortgage Trust
Series 2005-C16, Class A2, 4.38%, 10/15/41	2,133,468	2,094,442
Series 2005-C17, Class A2, 4.78%, 03/15/42	1,701,896	1,618,450

Total Commercial Mortgage Backed Securities (cost $15,312,726)		15,152,526

Corporate Bonds 23.6%

Aerospace & Defense 0.8%
United Technologies Corp., 4.38%, 05/01/10	1,500,000	1,534,741

		1,534,741

100 Semiannual Report 2009

Corporate Bonds (continued)
	Principal Amount	Market Value

Banks 5.6%
HSBC Bank USA NA, 3.88%, 09/15/09	$2,000,000	$1,981,636
JPMorgan Chase & Co.
3.80%, 10/02/09	1,000,000	1,001,644
2.63%, 12/01/10	2,000,000	2,044,548
Kreditanstalt fuer Wiederaufbau, 5.00%, 06/01/10	1,695,000	1,756,464
Rabobank Nederland NV, 1.65%, 05/19/10 (a)(b)	1,500,000	1,504,616
Wells Fargo & Co., 4.20%, 01/15/10	2,000,000	2,027,264

		10,316,172

Computers 1.1%
International Business Machines Corp., 4.25%, 09/15/09	2,000,000	2,020,370

		2,020,370

Diversified Financial Services 5.1%
General Electric Capital Corp., 1.80%, 03/11/11	2,000,000	2,015,776
Heller Financial, Inc., 7.38%, 11/01/09	1,500,000	1,528,612
John Deere Capital Corp., 5.40%, 04/07/10	2,000,000	2,059,440
Toyota Motor Credit Corp., 4.25%, 03/15/10	1,500,000	1,520,207
Unilever Capital Corp., 7.13%, 11/01/10	2,000,000	2,147,320

		9,271,355

Healthcare-Products 1.3%
Johnson & Johnson, 6.63%, 09/01/09	2,428,000	2,468,208

		2,468,208

Insurance 1.7% (b)
Monumental Global Funding II, 3.90%, 06/15/09	2,100,000	2,098,154
New York Life Global Funding, 4.63%, 08/16/10	1,000,000	997,131

		3,095,285

Machinery-Construction & Mining 1.1%
Caterpillar, Inc., 7.25%, 09/15/09	2,000,000	2,034,136

		2,034,136

Miscellaneous Manufacturing 2.5%
3M Co., 5.13%, 11/06/09	2,000,000	2,044,958
Honeywell International, Inc., 7.50%, 03/01/10	2,500,000	2,620,535

		4,665,493

Oil & Gas 0.9%
Burlington Resources, Inc., 9.88%, 06/15/10	1,500,000	1,619,160

		1,619,160

Pharmaceuticals 1.1% (a)
Pfizer, Inc., 3.17%, 03/15/11	2,000,000	2,051,830

		2,051,830

Retail 1.1%
Wal-Mart Stores, Inc., 6.88%, 08/10/09	2,000,000	2,029,968

		2,029,968

Telecommunications 1.3%
BellSouth Corp., 4.20%, 09/15/09	2,300,000	2,320,346

		2,320,346

Total Corporate Bonds (cost $43,191,652)		43,427,064

Sovereign Bonds 2.6%

Multi-National 2.6%
African Development Bank, 1.48%, 03/23/11 (a)	1,700,000	1,705,644
Asian Development Bank, 4.13%, 09/15/10	1,000,000	1,038,323
International Bank for Reconstruction & Development, 1.51%, 03/04/11 (a)	2,000,000	1,998,490

Total Sovereign Bonds (cost $4,738,351)		4,742,457

Yankee Dollar 0.6%

Multi-National 0.6%
Inter-American Development Bank, 8.40%, 09/01/09	1,029,000	1,052,690

Total Yankee Dollar (cost $1,047,134)		1,052,690

2009 Semiannual Report 101

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide Enhanced Income Fund (Continued)

U.S. Government Sponsored & Agency Obligations 26.0%

	Principal Amount	Market Value

Bank of New York Mellon Corp. (The), 1.42%, 02/05/10 (a)	$1,500,000	$1,495,208
Citigroup Funding, Inc., 1.14%, 07/30/10 (a)	2,000,000	2,009,836
Federal Farm Credit Bank, 4.75%, 05/07/10	2,000,000	2,077,318
Federal Home Loan Banks
5.38%, 07/17/09	2,000,000	2,021,870
2.75%, 06/18/10	2,000,000	2,039,638
Federal Home Loan Mortgage Corp.
4.88%, 02/09/10	2,000,000	2,064,562
3.13%, 02/12/10	2,000,000	2,036,374
2.88%, 04/30/10	2,000,000	2,037,132
Federal National Mortgage Association
4.63%, 12/15/09	2,300,000	2,358,321
4.13%, 05/15/10	2,000,000	2,060,502
4.38%, 06/21/10	2,000,000	2,075,376
Morgan Stanley, 2.90%, 12/01/10	2,000,000	2,050,246
U.S. Treasury Notes
4.00%, 09/30/09	8,000,000	8,124,376
3.25%, 12/31/09	6,000,000	6,114,846
2.13%, 01/31/10	5,000,000	5,063,670
2.00%, 02/28/10	4,000,000	4,051,092

Total U.S. Government Sponsored & Agency Obligations (cost $47,187,482)		47,680,367

U.S. Government Sponsored Mortgage-Backed Obligations 0.4%

Fannie Mae Pool
Pool #253845, 6.00%, 06/01/16	69,908	73,796
Pool #254089, 6.00%, 12/01/16	107,274	113,239
Pool #545415, 6.00%, 01/01/17	95,749	101,074
Pool #254195, 5.50%, 02/01/17	228,733	239,839
Pool #625178, 5.50%, 02/01/17	198,484	208,121
Freddie Mac Gold Pool
Pool #E00678, 6.50%, 06/01/14	41,191	43,092
Pool #E00991, 6.00%, 07/01/16	55,555	58,174

Total U.S. Government Sponsored Mortgage-Backed Obligations (cost $797,052)		837,335

Repurchase Agreements 5.2%

	Principal Amount	Market Value

CS First Boston, 0.18%, dated 04/30/09, due 05/01/09, repurchase price $3,286,532, collateralized by U.S. Government Agency Mortgage 5.50%, maturing 04/01/39; total market value of $3,352,246	$3,286,516	$3,286,516
UBS Securities, 0.15%, dated 04/30/09, due 05/01/09, repurchase price $6,207,278, collateralized by U.S. Government Agency Securities ranging from 0.00% — 6.25%, maturing 05/06/09 — 04/23/29; total market value of $6,331,397	6,207,252	6,207,252

Total Repurchase Agreements (cost $9,493,768)		9,493,768

Total Investments (cost $181,220,695) (c) — 99.3%		182,338,273

Other assets in excess of liabilities — 0.7%		1,221,044

NET ASSETS — 100.0%		$183,559,317

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2009. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to resale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2009 was $4,599,901 which represents 2.51% of net assets.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Co.

NA	National Association

NV	Public Traded Company

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

102 Semiannual Report 2009

Statement of Assets and Liabilities
April 30, 2009 (Unaudited)

Nationwide
Enhanced
Income Fund

Assets:
Investments, at value (cost $171,726,927)	$172,844,505
Repurchase agreements, at value and cost	9,493,768

Total Investments	182,338,273

Cash	6,372
Interest receivable	1,288,554
Receivable for capital shares issued	28,400
Prepaid expenses and other assets	34,244

Total Assets	183,695,843

Liabilities:
Distributions payable	2,493
Payable for capital shares redeemed	62,508
Accrued expenses and other payables:
Investment advisory fees	34,901
Fund administration fees	19,264
Distribution fees	779
Trustee fees	754
Compliance program costs (Note 3)	2,380
Custodian fees	228
Printing fees	609
Professional fees	7,883
Other	4,727

Total Liabilities	136,526

Net Assets	$183,559,317

Represented by:
Capital	$189,557,994
Accumulated undistributed net investment income	132,838
Accumulated net realized losses from investment transactions	(7,249,093)
Net unrealized appreciation/(depreciation) from investments	1,117,578

Net Assets	$183,559,317

Net Assets:
Class A Shares	$3,755,710
Class R2 Shares (a)	3,343
Institutional Service Class Shares	13,112
Institutional Class Shares	179,787,152

Total	$183,559,317

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	410,027
Class R2 Shares (a)	365
Institutional Service Class Shares	1,430
Institutional Class Shares	19,633,057

Total	20,044,879

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 103

Statement of Assets and Liabilities (Continued)

Nationwide
Enhanced
Income Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.16
Class R2 Shares (a)	$9.16
Institutional Service Class Shares	$9.17
Institutional Class Shares	$9.16
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.37

Maximum Sales Charge:
Class A Shares	2.25%

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

104 Semiannual Report 2009

Statement of Operations
For the Six Months Ended April 30, 2009 (Unaudited)

Nationwide
Enhanced
Income Fund

INVESTMENT INCOME:
Interest income	$3,048,792

Total Income	3,048,792

EXPENSES:
Investment advisory fees	304,792
Fund administration fees	108,605
Distribution fees Class A	3,479
Distribution fees Class R2 (a)	5
Administrative services fees Class A	1,382
Administrative services fees Institutional Service Class	9
Registration and filing fees	19,195
Professional fees	16,254
Printing fees	10,085
Trustee fees	6,406
Compliance program costs (Note 3)	1,788
Custodian fees	4,469
Other	14,332

Total expenses before reimbursed/waived expenses	490,801
Earnings credit (Note 5)	(1,334)
Expenses reimbursed by adviser	(91,149)

Net Expenses	398,318

NET INVESTMENT INCOME	2,650,474

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(1,134,645)
Net change in unrealized appreciation/(depreciation) from investments	3,029,720

Net realized/ unrealized gains from investments	1,895,075

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,545,549

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 105

Statements of Changes in Net Assets

	Nationwide Enhanced Income Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)
Operations:
Net investment income	$2,650,474	$6,386,905
Net realized losses from investment transactions	(1,134,645)	(439,881)
Net change in unrealized appreciation/(depreciation) from investments	3,029,720	(1,996,157)

Change in net assets resulting from operations	4,545,549	3,950,867

Distributions to Shareholders From:
Net investment income:
Class A	(36,125)	(59,456)
Class R2 (a)	(20)	(40)
Institutional Service Class	(182)	(519)
Institutional Class	(2,560,535)	(6,300,502)

Change in net assets from shareholder distributions	(2,596,862)	(6,360,517)

Change in net assets from capital transactions	10,191,684	9,037,417

Change in net assets	12,140,371	6,627,767

Net Assets:
Beginning of period	171,418,946	164,791,179

End of period	$183,559,317	$171,418,946

Accumulated undistributed net investment income at end of period	$132,838	$79,226

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,935,982	$2,564,800
Dividends reinvested	25,862	37,974
Cost of shares redeemed	(1,394,810)	(1,800,035)

Total Class A	1,567,034	802,739

Class R2 Shares (a)
Proceeds from shares issued	2,175	–
Dividends reinvested	20	40
Cost of shares redeemed	(7)	–

Total Class R2	2,188	40

Institutional Service Class Shares
Proceeds from shares issued	–	–
Dividends reinvested	182	519
Cost of shares redeemed	–	(987)

Total Institutional Service Class	182	(468)

Institutional Class Shares
Proceeds from shares issued	28,966,964	34,628,229
Dividends reinvested	2,560,535	6,300,466
Cost of shares redeemed	(22,905,219)	(32,693,589)

Total Institutional Class	8,622,280	8,235,106

Change in net assets from capital transactions:	$10,191,684	$9,037,417

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

106 Semiannual Report 2009

	Nationwide Enhanced Income Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

SHARE TRANSACTIONS:
Class A Shares
Issued	322,038	279,027
Reinvested	2,837	4,136
Redeemed	(153,033)	(196,369)

Total Class A Shares	171,842	86,794

Class R2 Shares (a)
Issued	238	–
Reinvested	3	4
Redeemed	(1)	(2)

Total Class R2 Shares	240	2

Institutional Service Class Shares
Issued	–	–
Reinvested	20	57
Redeemed	–	(107)

Total Institutional Service Class Shares	20	(50)

Institutional Class Shares
Issued	3,179,486	3,766,128
Reinvested	281,115	685,218
Redeemed	(2,511,537)	(3,556,760)

Total Institutional Class Shares	949,064	894,586

Total change in shares:	1,121,166	981,332

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 107

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Enhanced Income Fund

		Operations			Distributions				Ratio / Supplemental Data

			Net Realized									Ratio of
			and								Ratio of Net	Expenses
	Net Asset		Unrealized							Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Six Months Ended April 30, 2009 (Unaudited)	$9.06	0.13	0.09	0.22	(0.12)	(0.12)	$9.16	2.45%	$3,755,710	0.80%	2.66%	0.90%	34.97%
Year Ended October 31, 2008	$9.18	0.34	(0.12)	0.22	(0.34)	(0.34)	$9.06	2.42%	$2,157,832	0.72%	3.70%	0.80%	84.97%
Year Ended October 31, 2007	$9.13	0.40	0.03	0.43	(0.38)	(0.38)	$9.18	4.75%	$1,390,488	0.75%	4.28%	0.81%	55.72%
Year Ended October 31, 2006	$9.08	0.32	0.05	0.37	(0.32)	(0.32)	$9.13	4.15%	$1,569,685	0.72%	3.51%	0.76%	77.44%
Year Ended October 31, 2005	$9.16	0.22	(0.07)	0.15	(0.23)	(0.23)	$9.08	1.66%	$1,241,849	0.80%	2.36%	0.85%	60.80%
Year Ended October 31, 2004	$9.26	0.16	(0.09)	0.07	(0.17)	(0.17)	$9.16	0.73%	$1,575,174	0.80%	1.74%	0.85%	51.59%

Class R2 Shares(g)
Six Months Ended April 30, 2009 (Unaudited)	$9.07	0.11	0.09	0.20	(0.11)	(0.11)	$9.16	2.22%	$3,343	0.96%	2.45%	1.02%	34.97%
Year Ended October 31, 2008	$9.19	0.32	(0.12)	0.20	(0.32)	(0.32)	$9.07	2.18%	$1,133	0.99%	3.50%	1.04%	84.97%
Year Ended October 31, 2007	$9.14	0.37	0.03	0.40	(0.35)	(0.35)	$9.19	4.44%	$1,110	0.99%	3.99%	1.00%	55.72%
Year Ended October 31, 2006	$9.09	0.32	0.05	0.37	(0.32)	(0.32)	$9.14	4.12%	$1,062	0.74%	3.50%	0.74%	77.44%
Year Ended October 31, 2005	$9.17	0.22	(0.07)	0.15	(0.23)	(0.23)	$9.09	1.70%	$1,021	0.72%	2.42%	0.72%	60.80%
Year Ended October 31, 2004	$9.27	0.13	(0.09)	0.04	(0.14)	(0.14)	$9.17	0.48%	$1,002	1.00%	1.49%	1.00%	51.59%

Institutional Service Class Shares
Six Months Ended April 30, 2009 (Unaudited)	$9.07	0.14	0.09	0.23	(0.13)	(0.13)	$9.17	2.53%	$13,112	0.60%	2.90%	0.71%	34.97%
Year Ended October 31, 2008	$9.19	0.36	(0.12)	0.24	(0.36)	(0.36)	$9.07	2.67%	$12,790	0.49%	3.98%	0.55%	84.97%
Year Ended October 31, 2007	$9.14	0.47	(0.03)	0.44	(0.39)	(0.39)	$9.19	4.91%	$13,429	0.66%	6.16%	0.74%	55.72%
Year Ended October 31, 2006 (f)	$9.09	0.32	0.05	0.37	(0.32)	(0.32)	$9.14	4.17%	$11,872	0.70%	3.47%	0.73%	77.44%
Year Ended October 31, 2005	$9.17	0.23	(0.07)	0.16	(0.24)	(0.24)	$9.09	1.77%	$5,660,518	0.70%	2.47%	0.75%	60.80%
Year Ended October 31, 2004	$9.27	0.17	(0.09)	0.08	(0.18)	(0.18)	$9.17	0.82%	$7,475,885	0.70%	1.84%	0.75%	51.59%

Institutional Class Shares
Six Months Ended April 30, 2009 (Unaudited)	$9.06	0.14	0.09	0.23	(0.13)	(0.13)	$9.16	2.61%	$179,787,152	0.45%	3.04%	0.56%	34.97%
Year Ended October 31, 2008	$9.18	0.37	(0.12)	0.25	(0.37)	(0.37)	$9.06	2.74%	$169,247,191	0.43%	4.03%	0.50%	84.97%
Year Ended October 31, 2007	$9.13	0.42	0.03	0.45	(0.40)	(0.40)	$9.18	5.04%	$163,386,152	0.45%	4.49%	0.49%	55.72%
Year Ended October 31, 2006	$9.09	0.34	0.04	0.38	(0.34)	(0.34)	$9.13	4.31%	$437,051,902	0.45%	3.79%	0.49%	77.44%
Year Ended October 31, 2005	$9.17	0.25	(0.07)	0.18	(0.26)	(0.26)	$9.09	2.13%	$452,749,327	0.45%	2.76%	0.50%	60.80%
Year Ended October 31, 2004	$9.26	0.19	(0.08)	0.11	(0.20)	(0.20)	$9.17	1.07%	$299,898,382	0.45%	2.05%	0.50%	51.59%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares outstanding during the period.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

108 Semiannual Report 2009

Nationwide Government Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2009, the Nationwide Government Bond Fund (Class A at NAV) returned 7.22% versus 5.93% for its benchmark, the Merrill Lynch (ML) Government Master Index. For broader comparison, the average return for the Fund’s Lipper peer category of Intermediate U.S. Government Funds (consisting of 73 funds as of April 30, 2009) was 6.15% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund performed well due to its large allocation weighting to Agency mortgage-backed securities (MBS). Agency notes held by the Fund also performed well during the reporting period as the Federal Reserve Board began to target these sectors through various programs as a way to lower mortgage rates to aid the housing sector. Positive returns also were produced for the Fund by the general decline in interest rates during the reporting period.

What areas of investment detracted from Fund performance?

Although producing positive returns for the Fund, Treasury note performance was the worst-performing sector for the Fund during the reporting period. Early in the period Treasury notes were the best-performing sector, but as the credit markets began settling down in early 2009, the sector’s performance deteriorated. We held a negative view on the sector and kept Fund holdings to a minimum during the reporting period. With the exception of Treasury Inflation Protected Securities (TIPS), the Fund has a zero weighting in Treasuries as of the end of the period.

What is your outlook for the near term?

The recent data flow suggests that the recession is in its latter stages. The recovery process could be slow and uneven, however, due in part to what is likely to be a drawn-out rebuilding of balance sheets and a gradual return to healthy credit conditions. Markets would remain volatile with an upward bias in this scenario. The fragility of the financial system leaves the risks, both for the markets and the economy at large, skewed to the downside over the near term.

Subadviser:
Nationwide Asset Management, LLC

Portfolio Managers:
Gary R. Hunt, CFA; David A. Magan, CFA; and
Srinath Sampath, CFA, ASA

2009 Semiannual Report 109

Fund Performance	Nationwide Government Bond Fund

Average Annual Total Return
(For periods ended April 30, 2009)

		Six
		Months*	1 Yr.	5 Yr.	10 Yr.

Class A	w/o SC2	7.22%	6.29%	5.02%	5.55%
	w/SC3	2.71%	1.76%	4.12%	5.09%

Class B4	w/o SC2	6.86%	5.45%	4.35%	4.91%
	w/SC5	1.86%	0.45%	4.01%	4.91%

Class C6	w/o SC2	6.86%	5.46%	4.35%	5.01%
	w/SC7	5.86%	4.46%	4.35%	5.01%

Class D	w/o SC2	7.38%	6.50%	5.30%	5.81%
	w/SC8	2.57%	1.68%	4.34%	5.33%

Class R2[1,9,10]		7.17%	6.00%	4.88%	5.56%

Institutional Class[1]		7.36%	6.63%	5.41%	5.86%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.
[1]	These returns, for periods prior to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class R2 shares (10/1/03), and Institutional Class shares (6/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.
[2]	These returns do not reflect the effects of sales charges (SC).
[3]	A 4.25% front-end sales charge was deducted.
[4]	These returns, for periods prior to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares, which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.
[5]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
[6]	These returns, for periods prior to March 1, 2001, include the performance of the Fund’s Class D shares and, for the period from March 1, 2001 to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares, which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.
[7]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[8]	A 4.50% front-end sales charge was deducted.
[9]	Not subject to any sales charges.
[10]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

Expense Ratios

Expense
Ratio*

Class A	1.11%

Class B	1.73%

Class C	1.73%

Class D	0.83%

Class R2	1.43%

Institutional Class	0.73%

*	Annualized data as of October 31, 2008. Please see the Fund’s most recent prospectus for details. Annualized expense ratios for the six-month period ending April 30, 2009 appear in the “Shareholder Expense Example” section of the report.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Government Bond Fund, the Merrill Lynch U.S. Treasury/Agency Master AAA Index (ML USTA)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/09. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The ML USTA gives a broad look at how U.S. government bonds have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

110 Semiannual Report 2009

Shareholder	Nationwide Government Bond Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2009

			Beginning	Ending	Expenses Paid	Annualized
			Account Value ($)	Account Value ($)	During Period ($)	Expense Ratio (%)
Nationwide Government Bond Fund			11/01/08	04/30/09	11/1/08 - 04/30/09 [a]	11/1/08 - 04/30/09 [a]

Class A	Actual		1,000.00	1,072.22	5.55	1.08
	Hypothetical	[b]	1,000.00	1,019.44	5.42	1.08

Class B	Actual		1,000.00	1,068.63	9.08	1.77
	Hypothetical	[b]	1,000.00	1,016.02	8.89	1.77

Class C	Actual		1,000.00	1,068.63	9.08	1.77
	Hypothetical	[b]	1,000.00	1,016.02	8.89	1.77

Class D	Actual		1,000.00	1,073.76	4.02	0.78
	Hypothetical	[b]	1,000.00	1,020.92	3.92	0.78

Class R2[c]	Actual		1,000.00	1,071.66	7.04	1.37
	Hypothetical	[b]	1,000.00	1,018.00	6.88	1.37

Institutional Class	Actual		1,000.00	1,073.59	4.11	0.80
	Hypothetical	[b]	1,000.00	1,020.83	4.02	0.80

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with the Securities and Exchange Commission guidelines.

[b]	Represent the hypothetical 5% return before expenses.

[c]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

2009 Semiannual Report 111

Portfolio Summary	Nationwide Government Bond Fund
April 30, 2009 (Unaudited)

Asset Allocation

U.S. Government Sponsored & Agency Obligations	37.9%
U.S. Government Mortgage Backed Agencies	33.7%
Collateralized Mortgage Obligations	28.1%
Other assets in excess of liabilities	0.3%

100.0%

Top Holdings

Fannie Mae Pool, Pool #460669, 5.63%, 06/01/12	6.8%
Federal Home Loan Bank System, 5.31%, 12/28/12	6.5%
Freddie Mac REMICS, Series 2677, Class LE, 4.50%, 09/15/18	6.0%
Federal Home Loan Mortgage Corp., 2.13%, 03/23/12	5.9%
Fannie Mae Grantor Trust, Series 2001-T11, Class B, 5.50%, 09/25/11	5.4%
U.S. Treasury Inflation Index Bond, 2.38%, 01/15/25	4.2%
Federal National Mortgage Association, 8.20%, 03/10/16	3.8%
Federal Home Loan Bank System, 8.02%, 02/13/15	3.7%
Federal Home Loan Mortgage Corp., 3.05%, 08/12/10	3.6%
Fannie Mae Pool, Pool #745769, 5.38%, 07/01/36	3.0%
Other Holdings	51.1%

100.0%

The accompanying notes are an integral part of these financial statements.

112 Semiannual Report 2009

Statement of Investments
April 30, 2009 (Unaudited)

Nationwide Government Bond Fund

Collateralized Mortgage Obligations 28.1%

	Principal Amount	Market Value

Fannie Mae Grantor Trust
Series 2001-T2, Class B, 6.02%, 11/25/10	$3,127,000	$3,295,104
Series 2001-T11, Class B, 5.50%, 09/25/11	8,585,000	9,125,147
Fannie Mae REMICS
Series 2002-55, Class QD, 5.50%, 04/25/16	276,326	276,584
Series 1988-25, Class B, 9.25%, 10/25/18	9,888	10,796
Series 1990-7, Class B, 8.50%, 01/25/20	26,528	28,385
Series 1993-16, Class Z, 7.50%, 02/25/23	115,575	128,373
Series 1993-226, Class PK, 6.00%, 12/25/23	1,000,000	1,030,197
Series 2004-68, Class DY, 5.50%, 09/25/24	2,391,304	2,408,888
Series 2003-66, Class AP, 3.50%, 11/25/32	2,249,310	2,275,226
Series 1998-73, Class MZ, 6.30%, 10/17/38	4,250,741	4,247,376
Fannie Mae-Aces
Series 2006-M2, Class A1F, 4.85%, 07/25/12	4,462,307	4,661,217
Series 1998-M4, Class D, 6.27%, 02/25/35	726,301	740,821
Freddie Mac REMICS
Series 2677, Class LE, 4.50%, 09/15/18	10,000,000	10,298,408
Series 2960, Class BL, 5.00%, 02/15/23	3,916,728	4,091,006
Series 1684, Class I, 6.50%, 03/15/24	1,940,979	2,090,834
Series 2644, Class AY, 5.00%, 10/15/28	3,080,000	3,185,682
Series 2296, Class H, 6.50%, 03/15/31	149,475	149,627

Total Collateralized Mortgage Obligations (cost $46,418,646)		48,043,671

U.S. Government Mortgage Backed Agencies 33.7%

Fannie Mae Pool
Pool #873942, 5.87%, 09/01/11	3,930,086	3,977,821
Pool #460669, 5.63%, 06/01/12	10,880,343	11,602,575
Pool #381570, 6.30%, 04/01/14	949,414	1,033,053
Pool #381190, 7.90%, 08/01/15	1,476,739	1,696,432
Pool #383142, 7.11%, 10/01/15	1,940,674	2,053,638
Pool #380082, 6.35%, 03/01/16	3,739,926	4,005,545
Pool #381995, 7.40%, 10/01/17	1,001,056	1,130,066
Pool #385012, 6.84%, 04/01/20	4,247,036	4,789,390
Pool #874740, 6.32%, 07/01/22	1,757,446	1,968,425
Pool #874982, 6.81%, 11/01/25	1,727,709	2,007,830
Pool #385258, 6.65%, 07/01/27	1,311,252	1,416,625
Pool #386375, 4.79%, 08/01/28	1,757,827	1,699,752
Pool #386113, 5.35%, 05/01/33	5,053,074	4,941,160
Pool #387114, 5.62%, 09/01/34	1,178,570	1,239,297
Pool #773298, 4.85%, 04/01/35(a)	4,816,593	4,919,498
Pool #813605, 5.36%, 07/01/36(a)	3,926,853	4,024,252
Pool #745769, 5.38%, 07/01/36(a)	5,007,590	5,143,601

Total U.S. Government Mortgage Backed Agencies (cost $55,978,263)		57,648,960

U.S. Government Sponsored & Agency Obligations 37.9%

Cal Dive I — Title XI, Inc., 4.93%, 02/01/27	4,497,538	4,519,576
Federal Farm Credit Bank, 4.70%, 08/10/15	2,480,000	2,626,866
Federal Home Loan Bank System
5.31%, 12/28/12	10,000,000	11,139,940
5.99%, 04/15/13	1,500,000	1,713,921
8.02%, 02/13/15	5,000,000	6,365,860
5.25%, 06/12/37	4,500,000	4,773,564
Federal Home Loan Mortgage Corp.
3.05%, 08/12/10	6,000,000	6,147,924
2.13%, 03/23/12	10,000,000	10,103,900
Federal National Mortgage Association
8.20%, 03/10/16	5,000,000	6,438,090
4.50%, 12/18/17	3,748,000	3,751,414
U.S. Treasury Inflation Index Bond, 2.38%, 01/15/25	6,500,000	7,255,373

2009 Semiannual Report 113

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide Government Bond Fund (Continued)

U.S. Government Sponsored & Agency Obligations (continued)
Principal Amount	Market Value

Total U.S. Government Sponsored & Agency Obligations (cost $62,051,952)	$64,836,428

Total Investments (cost $164,448,861) (b) — 99.7%	170,529,059

Other assets in excess of liabilities — 0.3%	544,020

NET ASSETS — 100.0%	$171,073,079

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2009.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

114 Semiannual Report 2009

Statement of Assets and Liabilities
April 30, 2009 (Unaudited)

Nationwide
Government Bond
Fund

Assets:
Investments, at value (cost $164,448,861)	$170,529,059
Interest receivable	1,163,163
Receivable for capital shares issued	92,682
Prepaid expenses and other assets	107,581

Total Assets	171,892,485

Liabilities:
Cash overdraft	369,747
Distributions payable	32,390
Payable for capital shares redeemed	296,815
Accrued expenses and other payables:
Investment advisory fees	62,101
Fund administration fees	18,285
Distribution fees	15,204
Trustee fees	459
Compliance program costs (Note 3)	1,952
Custodian fees	3,273
Printing fees	7,793
Professional fees	6,534
Other	4,853

Total Liabilities	819,406

Net Assets	$171,073,079

Represented by:
Capital	$164,418,127
Accumulated net investment loss	(16,398)
Accumulated net realized gains from investment transactions	591,152
Net unrealized appreciation/(depreciation) from investments	6,080,198

Net Assets	$171,073,079

Net Assets:
Class A Shares	$58,789,291
Class B Shares	1,286,468
Class C Shares	2,184,865
Class D Shares	107,739,736
Class R2 Shares (a)	1,071,489
Institutional Class Shares	1,230

Total	$171,073,079

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	5,475,813
Class B Shares	119,874
Class C Shares	203,569
Class D Shares	10,029,566
Class R2 Shares (a)	99,712
Institutional Class Shares	115

Total	15,928,649

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 115

Statement of Assets and Liabilities (Continued)

Nationwide
Government Bond
Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.74
Class B Shares (b)	$10.73
Class C Shares (c)	$10.73
Class D Shares	$10.74
Class R2 Shares (a)	$10.75
Institutional Class Shares	$10.74 (d)
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.22
Class D Shares	$11.25

Maximum Sales Charge:
Class A Shares	4.25%
Class D Shares	4.50%

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(d)	The NAV reported above represents the traded NAV at April 30, 2009.

The accompanying notes are an integral part of these financial statements.

116 Semiannual Report 2009

Statement of Operations
For the Six Months Ended April 30, 2009 (Unaudited)

Nationwide
Government Bond
Fund

INVESTMENT INCOME:
Interest income	$3,577,253

Total Income	3,577,253

EXPENSES:
Investment advisory fees	388,111
Fund administration fees	99,030
Distribution fees Class A	63,263
Distribution fees Class B	5,928
Distribution fees Class C	11,852
Distribution fees Class R2 (a)	1,694
Distribution fees Class X (b)	2,373
Distribution fees Class Y (b)	1,494
Administrative services fees Class A	16,790
Administrative services fees Class D	8,328
Administrative services fees Class R2 (a)	347
Registration and filing fees	46,274
Professional fees	14,075
Printing fees	19,382
Trustee fees	5,559
Compliance program costs (Note 3)	1,569
Custodian fees	7,754
Other	28,310

Total expenses before earnings credit	722,133
Earnings credit (Note 5)	(1,560)

Net Expenses	720,573

NET INVESTMENT INCOME	2,856,680

REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment transactions	591,152
Net change in unrealized appreciation/(depreciation) from investments	7,304,579

Net realized/ unrealized gains from investments	7,895,731

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$10,752,411

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Effective January 30, 2009, Class X and Class Y shares were converted to Class A shares.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 117

Statements of Changes in Net Assets

	Nationwide Government Bond Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)
Operations:
Net investment income	$2,856,680	$5,653,959
Net realized gains from investment transactions	591,152	1,144,077
Net change in unrealized appreciation/(depreciation) from investments	7,304,579	(2,374,375)

Change in net assets resulting from operations	10,752,411	4,423,661

Distributions to Shareholders From:
Net investment income:
Class A	(867,662)	(1,493,865)
Class B	(16,314)	(22,033)
Class C	(32,796)	(100,944)
Class D	(1,917,134)	(3,837,331)
Class R2 (a)	(10,668)	(8,356)
Class X (c)	(8,099)	(46,968)
Class Y (c)	(5,095)	(24,004)
Institutional Class	(22)	(50)
Net realized gains:
Class A	(287,124)	–
Class B	(7,144)	–
Class C	(17,477)	–
Class D	(614,665)	–
Class R2 (a)	(3,422)	–
Class X (c)	(6,714)	–
Class Y (c)	(4,313)	–
Institutional Class	(7)	–

Change in net assets from shareholder distributions	(3,798,656)	(5,533,551)

Change in net assets from capital transactions	20,143,680	25,129,088

Change in net assets	27,097,435	24,019,198

Net Assets:
Beginning of period	143,975,644	119,956,446

End of period	$171,073,079	$143,975,644

Accumulated net investment loss at end of period	$(16,398)	$(15,288)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$16,288,753	$29,272,028
Proceeds from shares issued in class consolidation (c)	1,837,026	–
Dividends reinvested	1,123,510	1,446,933
Cost of shares redeemed (b)	(5,422,403)	(18,581,160)

Total Class A	13,826,886	12,137,801

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Includes redemption fees — see Note 4 to Financial Statements.

(c)	Effective January 30, 2009, Class X and Class Y shares were converted to Class A shares.

The accompanying notes are an integral part of these financial statements.

118 Semiannual Report 2009

	Nationwide Government Bond Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)
CAPITAL TRANSACTIONS: (continued)
Class B Shares
Proceeds from shares issued	$450,029	$875,701
Dividends reinvested	7,486	7,344
Cost of shares redeemed (b)	(276,074)	(229,063)

Total Class B	181,441	653,982

Class C Shares
Proceeds from shares issued	1,874,920	5,315,054
Dividends reinvested	10,538	42,607
Cost of shares redeemed	(2,227,114)	(4,385,557)

Total Class C	(341,656)	972,104

Class D Shares
Proceeds from shares issued	15,961,989	33,189,032
Dividends reinvested	2,384,733	3,525,197
Cost of shares redeemed (b)	(10,462,456)	(25,435,251)

Total Class D	7,884,266	11,278,978

Class R2 Shares (a)
Proceeds from shares issued	579,930	583,287
Dividends reinvested	5,884	4,860
Cost of shares redeemed (b)	(111,399)	(6,624)

Total Class R2	474,415	581,523

Class X Shares (c)
Proceeds from shares issued	105,937	40,925
Dividends reinvested	14,590	45,223
Cost of shares redeemed in class consolidation	(1,131,213)	–
Cost of shares redeemed	(171,518)	(466,723)

Total Class X	(1,182,204)	(380,575)

Class Y Shares (c)
Proceeds from shares issued	2,151	9,705
Dividends reinvested	8,065	20,171
Cost of shares redeemed in class consolidation	(705,813)	–
Cost of shares redeemed	(3,900)	(144,651)

Total Class Y	(699,497)	(114,775)

Institutional Class Shares
Proceeds from shares issued	–	–
Dividends reinvested	29	50
Cost of shares redeemed	–	–

Total Institutional Class	29	50

Change in net assets from capital transactions:	$20,143,680	$25,129,088

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Includes redemption fees — see Note 4 to Financial Statements.

(c)	Effective January 30, 2009, Class X and Class Y shares were converted to Class A shares.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 119

Statements of Changes in Net Assets (Continued)

	Nationwide Government Bond Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,522,244	2,786,656
Issued in class consolidation (c)	172,159	–
Reinvested	104,774	138,223
Redeemed	(506,057)	(1,780,973)

Total Class A Shares	1,293,120	1,143,906

Class B Shares
Issued	42,142	83,412
Reinvested	697	702
Redeemed	(25,852)	(21,874)

Total Class B Shares	16,987	62,240

Class C Shares
Issued	174,754	501,564
Reinvested	983	4,043
Redeemed	(206,719)	(418,502)

Total Class C Shares	(30,982)	87,105

Class D Shares
Issued	1,489,631	3,158,779
Reinvested	222,302	336,599
Redeemed	(976,047)	(2,431,327)

Total Class D Shares	735,886	1,064,051

Class R2 Shares (a)
Issued	53,819	55,702
Reinvested	549	468
Redeemed	(10,378)	(630)

Total Class R2 Shares	43,990	55,540

Class X Shares (c)
Issued	9,795	3,900
Reinvested	1,363	4,319
Redeemed in class consolidation	(106,104)	–
Redeemed	(16,220)	(44,408)

Total Class X Shares	(111,166)	(36,189)

Class Y Shares (c)
Issued	202	926
Reinvested	753	1,927
Redeemed in class consolidation	(66,202)	–
Redeemed	(368)	(13,787)

Total Class Y Shares	(65,615)	(10,934)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(c)	Effective January 30, 2009, Class X and Class Y shares were converted to Class A shares.

The accompanying notes are an integral part of these financial statements.

120 Semiannual Report 2009

	Nationwide Government Bond Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	–	–
Reinvested	3	5
Redeemed	–	–

Total Institutional Class Shares	3	5

Total change in shares:	1,882,223	2,365,724

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 121

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Government Bond Fund

		Operations			Distributions						Ratio / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized								Net	Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net			Net Asset		Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)		Turnover (e)

Class A Shares
Six Months Ended April 30, 2009 (Unaudited)	$10.25	0.18	0.56	0.74	(0.18)	(0.07)	(0.25)	–	$10.74	7.22%	$58,789,291	1.08%	3.42%	1.08%		22.49%
Year Ended October 31, 2008	$10.27	0.42	(0.03)	0.39	(0.41)	–	(0.41)	–	$10.25	3.81%	$42,857,123	1.07%	4.02%	1.07%		82.40%
Year Ended October 31, 2007	$10.19	0.41	0.09	0.50	(0.42)	–	(0.42)	–	$10.27	5.01%	$31,194,601	1.10%	4.09%	1.10%		90.18%
Year Ended October 31, 2006	$10.17	0.40	0.02	0.42	(0.39)	(0.01)	(0.40)	–	$10.19	4.25%	$31,585,695	1.09%	3.95%	1.09%		150.10%
Year Ended October 31, 2005	$10.37	0.35	(0.20)	0.15	(0.35)	–	(0.35)	–	$10.17	1.46%	$54,165,868	1.10%	3.41%	1	.10%(g)	117.67%
Year Ended October 31, 2004	$10.61	0.35	0.03	0.38	(0.36)	(0.26)	(0.62)	–	$10.37	3.68%	$55,480,750	1.07%	3.37%	1	.07%(g)	110.72%

Class B Shares
Six Months Ended April 30, 2009 (Unaudited)	$10.24	0.15	0.56	0.71	(0.15)	(0.07)	(0.22)	–	$10.73	6.86%	$1,286,468	1.77%	2.76%	1.77%		22.49%
Year Ended October 31, 2008	$10.27	0.35	(0.04)	0.31	(0.34)	–	(0.34)	–	$10.24	3.04%	$1,053,810	1.73%	3.33%	1.73%		82.40%
Year Ended October 31, 2007	$10.19	0.35	0.09	0.44	(0.36)	–	(0.36)	–	$10.27	4.39%	$417,265	1.71%	3.48%	1.71%		90.18%
Year Ended October 31, 2006	$10.17	0.34	0.02	0.36	(0.33)	(0.01)	(0.34)	–	$10.19	3.61%	$360,941	1.69%	3.42%	1.69%		150.10%
Year Ended October 31, 2005	$10.37	0.29	(0.20)	0.09	(0.29)	–	(0.29)	–	$10.17	0.85%	$152,497	1.71%	2.79%	1	.71%(g)	117.67%
Year Ended October 31, 2004	$10.61	0.28	0.03	0.31	(0.29)	(0.26)	(0.55)	–	$10.37	3.04%	$169,636	1.69%	2.75%	1	.69%(g)	110.72%

Class C Shares
Six Months Ended April 30, 2009 (Unaudited)	$10.24	0.15	0.56	0.71	(0.15)	(0.07)	(0.22)	–	$10.73	6.86%	$2,184,865	1.77%	2.76%	1.77%		22.49%
Year Ended October 31, 2008	$10.26	0.35	(0.03)	0.32	(0.34)	–	(0.34)	–	$10.24	3.14%	$2,402,430	1.72%	3.39%	1.72%		82.40%
Year Ended October 31, 2007	$10.19	0.36	0.07	0.43	(0.36)	–	(0.36)	–	$10.26	4.29%	$1,513,196	1.70%	3.46%	1.71%		90.18%
Year Ended October 31, 2006	$10.16	0.34	0.03	0.37	(0.33)	(0.01)	(0.34)	–	$10.19	3.69%	$2,645,133	1.69%	3.45%	1.69%		150.10%
Year Ended October 31, 2005	$10.37	0.29	(0.21)	0.08	(0.29)	–	(0.29)	–	$10.16	0.75%	$330,619	1.71%	2.80%	1	.71%(g)	117.67%
Year Ended October 31, 2004	$10.61	0.28	0.03	0.31	(0.29)	(0.26)	(0.55)	–	$10.37	3.03%	$295,915	1.69%	2.75%	1	.69%(g)	110.72%

Amounts designated as “–” are zero or have been rounded to zero. (a)	Excludes sales charge.
(b) Not annualized for periods less than one year.
(c) Annualized for periods less than one year.
(d) During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f) Per share calculations were performed using average shares outstanding during the period.
(g) There were no fee reductions during the period.
(h) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

The accompanying notes are an integral part of these financial statements.

122 Semiannual Report 2009

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Government Bond Fund(Continued)

		Operations			Distributions						Ratio / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized								Net	Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net			Net Asset		Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)		Turnover (e)

Class D Shares
Six Months Ended April 30, 2009 (Unaudited)	$10.25	0.20	0.56	0.76	(0.20)	(0.07)	(0.27)	–	$10.74	7.38%	$107,739,736	0.78%	3.72%	0.78%		22.49%
Year Ended October 31, 2008	$10.27	0.45	(0.03)	0.42	(0.44)	–	(0.44)	–	$10.25	4.09%	$95,279,876	0.80%	4.30%	0.80%		82.40%
Year Ended October 31, 2007	$10.19	0.44	0.09	0.53	(0.45)	–	(0.45)	–	$10.27	5.30%	$84,531,806	0.81%	4.37%	0.81%		90.18%
Year Ended October 31, 2006	$10.17	0.43	0.02	0.45	(0.42)	(0.01)	(0.43)	–	$10.19	4.55%	$92,547,417	0.79%	4.24%	0.79%		150.10%
Year Ended October 31, 2005	$10.37	0.38	(0.20)	0.18	(0.38)	–	(0.38)	–	$10.17	1.76%	$105,986,593	0.81%	3.70%	0	.81%(g)	117.67%
Year Ended October 31, 2004	$10.62	0.38	0.02	0.40	(0.39)	(0.26)	(0.65)	–	$10.37	3.87%	$121,325,444	0.78%	3.66%	0	.78%(g)	110.72%

Class R2 Shares
Six Months Ended April 30, 2009 (Unaudited)	$10.25	0.17	0.57	0.74	(0.17)	(0.07)	(0.24)	–	$10.75	7.17%	$1,071,489	1.37%	3.13%	1.37%		22.49%
Year Ended October 31, 2008	$10.28	0.39	(0.03)	0.36	(0.39)	–	(0.39)	–	$10.25	3.51%	$571,427	1.29%	3.61%	1.29%		82.40%
Year Ended October 31, 2007	$10.20	0.38	0.09	0.47	(0.39)	–	(0.39)	–	$10.28	4.70%	$1,875	1.35%	3.82%	1.35%		90.18%
Year Ended October 31, 2006	$10.17	0.40	0.03	0.43	(0.39)	(0.01)	(0.40)	–	$10.20	4.35%	$1,081	1.08%	3.96%	1.08%		150.10%
Year Ended October 31, 2005	$10.38	0.35	(0.21)	0.14	(0.35)	–	(0.35)	–	$10.17	1.34%	$1,037	1.06%	3.39%	1	.06%(g)	117.67%
Year Ended October 31, 2004	$10.62	0.32	0.03	0.35	(0.33)	(0.26)	(0.59)	–	$10.38	3.41%	$1,019	1.37%	3.12%	1	.37%(g)	110.72%

Institutional Class Shares
Six Months Ended April 30, 2009 (Unaudited)	$10.25	0.20	0.56	0.76	(0.20)	(0.07)	(0.27)	–	$10.74	7.36%	$1,230	0.80%	3.69%	0.80%		22.49%
Year Ended October 31, 2008	$10.27	0.47	(0.03)	0.44	(0.46)	–	(0.46)	–	$10.25	4.27%	$1,146	0.67%	4.50%	0.67%		82.40%
Year Ended October 31, 2007	$10.19	0.46	0.08	0.54	(0.46)	–	(0.46)	–	$10.27	5.43%	$1,099	0.69%	4.53%	0.69%		90.18%
Year Ended October 31, 2006	$10.17	0.44	0.02	0.46	(0.43)	(0.01)	(0.44)	–	$10.19	4.68%	$1,042	0.72%	4.38%	0.72%		150.10%
Year Ended October 31, 2005 (f)	$10.38	0.39	(0.21)	0.18	(0.39)	–	(0.39)	–	$10.17	1.72%	$996	0.72%	3.85%	0	.72%(g)	117.67%
Period Ended October 31, 2004 (h)	$10.11	0.12	0.28	0.40	(0.13)	–	(0.13)	–	$10.38	4.00%	$149,210	0.69%	3.66%	0	.69%(g)	110.72%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f) Per share calculations were performed using average shares outstanding during the period.
(g) There were no fee reductions during the period.
(h) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 123

Nationwide Short Duration Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2009, the Nationwide Short Duration Bond Fund (Class A at NAV) returned 3.03% versus 1.71% for its benchmark, the Merrill Lynch (ML) 1-3 Year Treasury Index. For broader comparison, the average return for the Fund’s Lipper peer category of Short Investment Grade Debt Funds (consisting of 268 funds as of April 30, 2009) was 1.01% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, shorter-maturity spread products (maturing in less than three years) generally outperformed Treasuries. The Fund’s exposure to these sectors provided the most positive returns for the Fund during the reporting period in relation to the benchmark index. Fund performance was driven by a combination of low Treasury yields, distressed valuations and government programs such as TALF (Term ABS Loan Facility) and PPIP (Public-Private Investment Program) that are expected to improve liquidity and valuations in certain eligible securitized sectors by providing government financing for leveraged purchases. The U.S. Agency mortgage-backed securities (MBS) sector posted the strongest performance relative to Treasuries as the Federal Reserve Board expanded its purchase plan for Agency MBS by $750 billion in order to keep mortgage rates low. The asset-backed securities sector, which was the first to benefit from the TALF program, also performed well, as did U.S. Agency debentures.

What areas of investment detracted from Fund performance?

During the reporting period, the Fund’s allocations to commercial mortgage-backed securities (CMBS) were a drag on Fund performance. The weakening economy and declining property values were two negatives for this sector. The Fund’s holdings, however, are AAA-rated deals issued primarily in 2005 or earlier, before underwriting standards in the sector weakened. As investors sought out higher yields in spread products, U.S. Treasuries were one of the lowest-returning sectors of the fixed-income markets during the reporting period. The Fund maintained an approximate 25% to 30% position in U.S. Treasuries during the reporting period. Credit markets also were a slight drag on Fund performance as pressure on financials and continued ratings downgrades weighed on the sector. The Fund maintained a 10% to 15% position in U.S. credits.

What is your outlook for the near term?

While the economy remains extremely weak, recent signs of stabilization have appeared, including better-than-expected retail sales and durable goods orders. A modest level of inventory accumulation should occur in 2009 after two years of liquidations. Much of the timing of the eventual economic recovery will depend on the success of the global monetary and fiscal stimulus programs that have been enacted. Until the housing and labor markets show signs of improvement, we expect short-term interest rates to remain low, because the Federal Reserve has demonstrated its commitment to its quantitative easing policy. Spread sectors are poised to outperform in this low-yield environment as investors search for more attractive yield opportunities, but performance will be industry- and issuer-specific, based on credit fundamentals. Government policy will continue to be an important driver of the markets as we navigate through the rest of the year.

Subadviser:
Morley Capital Management, Inc.

Portfolio Managers:
Perpetua M. Phillips and Paul Rocheleau

124 Semiannual Report 2009

Fund Performance	Nationwide Short Duration Bond Fund

Average Annual Total Return
(For periods ended April 30, 2009)

		Six
		Months*	1 Yr.	5 Yr.	10 Yr.

Class A1	w/o SC2	3.03%	2.32%	3.22%	3.83%
	w/SC3	0.68%	0.04%	2.75%	3.59%

Class C5	w/o SC2	2.77%	1.81%	2.82%	3.63%
	w/SC6	2.02%	1.07%	2.82%	3.63%

Institutional Class[4]		3.15%	2.57%	3.50%	4.18%

Service Class[4]		2.96%	2.19%	3.11%	3.78%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns until the creation of Class A shares (7/16/03) include the performance of the Fund’s IRA Class shares, which are no longer offered by the Fund. Excluding the effects of any fee waivers or reimbursements, such performance is substantially similar to what Class A shares would have produced because Class A shares invest in the same portfolio of securities as IRA Class shares and have the same expenses after any fee waivers or reimbursements. For Class A returns including sales charges, these returns have been restated for the applicable sales charges.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 2.25% front-end sales charge was deducted.

[4]	Not subject to any sales charges.

[5]	These returns until the creation of Class C shares (2/28/05) include the performance of the Fund’s Class A shares. Excluding the effects of any fee waivers or reimbursements, such performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class A shares. The performance for Class C has been restated to reflect differences in sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 fees) applicable to the classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[6]	A 0.75% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

Expense Ratios

Expense
Ratio*

Class A	0.79%

Class C	1.29%

Institutional Class Shares	0.54%

Service Class Shares	0.92%

*	Annualized data as of October 31, 2008. Please see the Fund’s most recent prospectus for details. Annualized expense ratios for the six-month period ending April 30, 2009 appear in the “Shareholder Expense Example” section of the report.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class shares of the Nationwide Short Duration Bond Fund, Merrill Lynch 1-3 Year Treasury Index(a) and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/09. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

(a)	Merrill Lynch 1-3 Year Treasury Index is an unmanaged index comprised of U.S. Treasury securities with maturities ranging from one to three years, which are guaranteed as to the timely payment of principal and interest by the U.S. government.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Semiannual Report 125

Shareholder	Nationwide Short Duration Bond Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2009

			Beginning	Ending	Expenses Paid	Annualized
			Account Value ($)	Account Value ($)	During Period ($)	Expense Ratio (%)
Nationwide Short Duration Bond Fund			11/01/08	04/30/09	11/1/08 - 04/30/09 [a]	11/1/08 - 04/30/09 [a]

Class A	Actual		1,000.00	1,030.26	3.78	0.75
	Hypothetical	[b]	1,000.00	1,021.08	3.77	0.75

Class C	Actual		1,000.00	1,027.70	6.35	1.26
	Hypothetical	[b]	1,000.00	1,018.53	6.34	1.26

Institutional Class	Actual		1,000.00	1,031.49	2.62	0.52
	Hypothetical	[b]	1,000.00	1,022.22	2.61	0.52

Service Class	Actual		1,000.00	1,029.56	4.56	0.91
	Hypothetical	[b]	1,000.00	1,020.30	4.55	0.91

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with the Securities and Exchange Commission guidelines.

[b]	Represent the hypothetical 5% return before expenses.

126 Semiannual Report 2009

Portfolio Summary	Nationwide Short Duration Bond Fund
April 30, 2009 (Unaudited)

Asset Allocation

U.S. Government Sponsored & Agency Obligations	38.5%
Asset-Backed Securities	19.2%
Corporate Bonds	13.0%
Commercial Mortgage Backed Securities	12.1%
Collateralized Mortgage Obligations	10.4%
Repurchase Agreements	5.4%
Yankee Dollars	0.9%
Other assets in excess of liabilities	0.5%

100.0%

Top Industries

Automobile ABS	11.0%
Diversified Financial Services	5.0%
Other ABS	4.2%
Banks	3.7%
Home Equity ABS	2.6%
Telecommunications	1.5%
Credit Card Loans	1.4%
Retail	1.4%
Insurance	1.3%
Pharmaceuticals	1.0%
Other Industries*	66.9%

100.0%

Top Holdings

U.S. Treasury Notes, 4.50%, 05/15/10	12.8%
U.S. Treasury Notes, 4.75%, 02/15/10	9.9%
U.S. Treasury Notes, 2.00%, 09/30/10	4.2%
Federal Home Loan Mortgage Corp., 2.88%, 04/30/10	2.8%
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A2, 4.89%, 09/15/30	2.6%
Fannie Mae REMICS, Series 2004-80, Class LG, 4.00%, 10/25/16	2.4%
Federal National Mortgage Association, 2.88%, 10/12/10	2.1%
Federal Home Loan Mortgage Corp., 2.88%, 11/23/10	2.1%
U.S. Treasury Notes, 1.38%, 02/15/12	2.1%
CitiFinancial Mortgage Securities, Inc., Series 2003-4, Class AF4, 4.43%, 10/25/33	1.6%
Other Holdings*	57.4%

100.0%

*	For purposes of listing top holdings and top industries, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 127

Statement of Investments
April 30, 2009 (Unaudited)

Nationwide Short Duration Bond Fund

Asset-Backed Securities 19.2%

	Principal Amount	Market Value

Automobile ABS 11.0%
AmeriCredit Automobile Receivables Trust, Series 2005-CF, Class A4, 4.63%, 06/06/12	$912,098	$907,716
Capital Auto Receivables Asset Trust, Series 2008-1, Class A4A, 4.46%, 07/15/14	1,000,000	915,389
Daimler Chrysler Auto Trust, Series 2007-A, Class A4, 5.28%, 03/08/13	1,000,000	867,862
Honda Auto Receivables Owner Trust, Series 2006-3, Class A4, 5.11%, 04/15/12	1,140,000	1,163,550
Nissan Auto Receivables Owner Trust, Series 2008-A, Class A4, 4.28%, 06/16/14	700,000	704,142
USAA Auto Owner Trust, Series 2008-1, Class A4, 4.50%, 10/15/13	1,000,000	1,018,599
Volkswagen Auto Loan Enhanced Trust, Series 2008-1, Class A2, 3.71%, 04/20/11	685,767	688,114
World Omni Auto Receivables Trust
Series 2008-B, Class A3A, 5.13%, 04/15/13	750,000	764,133
Series 2008-A, Class A4, 4.74%, 10/15/13	1,000,000	987,995

		8,017,500

Credit Card Loans 1.4%
Chase Issuance Trust, Series 2005-A7, Class A7, 4.55%, 03/15/13	1,000,000	1,021,950

Home Equity ABS 2.6%
CitiFinancial Mortgage Securities, Inc., Series 2003-4, Class AF4, 4.43%, 10/25/33	1,259,391	1,173,668
Residential Asset Securities Corp., Series 2003-KS10, Class AI4, 4.47%, 03/25/32	1,154,042	726,725

		1,900,393

Other ABS 4.2%
MBNA Practice Solutions Owner Trust, Series 2005-2, Class A4, 4.47%, 06/15/13 (a)	979,710	983,091
Peco Energy Transition Trust, Series 2001-A, Class A1, 6.52%, 12/31/10	1,000,000	1,048,656
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A2, 5.03%, 03/25/14	1,000,000	1,042,818

		3,074,565

Total Asset-Backed Securities (cost $14,602,952)		14,014,408

Collateralized Mortgage Obligations 10.4%
Fannie Mae REMICS
Series 2004-79, Class VE, 4.50%, 08/25/10	580,706	589,695
Series 2004-9, Class YJ, 4.00%, 10/25/13	391,132	391,148
Series 2002-82, Class XD, 5.00%, 07/25/16	718,694	733,575
Series 2004-80, Class LG, 4.00%, 10/25/16	1,709,814	1,740,596
Freddie Mac REMICS
Series 2870, Class BC, 4.50%, 07/15/14	790,776	796,052
Series 2676, Class CV, 4.00%, 05/15/16	873,889	892,302
Series 2626, Class UN, 4.00%, 08/15/29	568,837	575,212
Government National Mortgage Association
Series 2004-76, Class QA, 4.00%, 01/20/34	1,057,084	1,083,874
Series 2004-22, Class BK, 3.47%, 04/20/34	774,238	782,784

Total Collateralized Mortgage Obligations (cost $7,476,833)		7,585,238

Commercial Mortgage Backed Securities 12.1%
Bear Stearns Commercial Mortgage Securities
Series 2001-TOP4, Class A1, 5.06%, 11/15/16	431,201	433,255
Series 2001-TOP2, Class A1, 6.08%, 02/15/35	306,871	309,446
Series 2004-T14, Class A3, 4.80%, 01/12/41	700,418	672,902
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A1, 4.98%, 12/11/49	768,940	753,713
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A2, 5.51%, 04/10/38 (b)	1,000,000	896,303

128 Semiannual Report 2009

Commercial Mortgage Backed Securities (continued)

LB-UBS Commercial Mortgage Trust
Series 2005-C5, Class A2, 4.89%, 09/15/30	$2,000,000	$1,910,071
Series 2007-C1, Class A1, 5.39%, 02/15/40 (b)	649,354	655,686
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class A1, 4.71%, 07/12/46 (b)	956,287	945,564
Nomura Asset Securities Corp., Series 1998-D6, Class A1B, 6.59%, 03/15/30	50,983	50,987
Wachovia Bank Commercial Mortgage Trust
Series 2005-C17, Class A2, 4.78%, 03/15/42	1,174,308	1,116,730
Series 2006-C27, Class A2, 5.62%, 07/15/45	1,300,000	1,139,056

Total Commercial Mortgage Backed Securities (cost $9,346,970)		8,883,713

Corporate Bonds 13.0%

Banks 3.7%
JPMorgan Chase & Co., 2.63%, 12/01/10	750,000	766,706
State Street Corp., 2.15%, 04/30/12	500,000	499,134
US Bancorp, 2.25%, 03/13/12	500,000	501,992
Wells Fargo & Co., Series E, 3.98%, 10/29/10	1,000,000	964,002

		2,731,834

Diversified Financial Services 4.1%
General Electric Capital Corp., Series G, 2.20%, 06/08/12	1,000,000	1,006,259
Merrill Lynch & Co., Inc., Series C, 4.25%, 02/08/10	1,000,000	987,957
TIAA Global Markets, Inc., 4.88%, 01/12/11 (a)	1,000,000	1,000,023

		2,994,239

Insurance 1.3% (a)
Metropolitan Life Global Funding I, 4.63%, 08/19/10	1,000,000	972,258

Pharmaceuticals 1.0%
Eli Lilly & Co., 3.55%, 03/06/12	200,000	205,384
Pfizer, Inc., 3.17%, 03/15/11 (b)	500,000	512,957

		718,341

Retail 1.4%
Wal-Mart Stores, Inc., 4.13%, 02/15/11	1,000,000	1,042,197

Telecommunications 1.5%
Cisco Systems, Inc., 5.25%, 02/22/11	1,000,000	1,063,191

Total Corporate Bonds (cost $9,518,113)		9,522,060

U.S. Government Sponsored & Agency Obligations 38.5%

Federal Farm Credit Bank, 3.88%, 08/25/11	750,000	788,377
Federal Home Loan Mortgage Corp.
2.88%, 04/30/10	2,000,000	2,037,132
2.88%, 11/23/10	1,500,000	1,540,230
Federal National Mortgage Association
2.88%, 10/12/10	1,500,000	1,542,487
3.63%, 08/15/11	1,000,000	1,049,298
U.S. Treasury Notes
4.75%, 02/15/10	7,000,000	7,237,342
4.50%, 05/15/10	9,000,000	9,370,197
2.00%, 09/30/10	3,000,000	3,056,835
1.38%, 02/15/12	1,500,000	1,504,101

Total U.S. Government Sponsored & Agency Obligations (cost $27,356,951)		28,125,999

Yankee Dollar 0.9%

Diversified Financial Services 0.9%
BP Capital Markets PLC, 3.13%, 03/10/12	650,000	659,691

Total Yankee Dollar (cost $649,963)		659,691

2009 Semiannual Report 129

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide Short Duration Bond Fund (Continued)

Repurchase Agreements 5.4%

	Principal Amount	Market Value

CS First Boston, 0.18%, dated 04/30/09, due 05/01/09, repurchase price $1,360,732, collateralized by U.S. Government Agency Mortgage 5.50%, maturing 04/01/39; total market value of $1,387,940	$1,360,725	$1,360,725
UBS Securities, 0.15%, dated 04/30/09, due 05/01/09, repurchase price $2,570,016, collateralized by U.S. Government Agency Securities ranging from 0.00% — 6.25%, maturing 05/06/09 — 04/23/29; total market value of $2,621,405	2,570,005	2,570,005

Total Repurchase Agreements (cost $3,930,730)		3,930,730

Total Investments (cost $72,882,512) (c) — 99.5%		72,721,839

Other assets in excess of liabilities — 0.5%		339,816

NET ASSETS — 100.0%		$73,061,655

(a)	Rule 144A, Section 4(2), or other security which is restricted as to resale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2009 was $2,955,372 which represents 4.05% of net assets.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2009.

(c)	See notes to financial statements for tax unrealized appreciation / (depreciation) of securities.

LLC	Limited Liability Company

PLC	Public Limited Company

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

130 Semiannual Report 2009

Statement of Assets and Liabilities
April 30, 2009 (Unaudited)

Nationwide
Short Duration
Bond Fund

Assets:
Investments, at value (cost $68,951,782)	$68,791,109
Repurchase agreements, at value and cost	3,930,730

Total Investments	72,721,839

Interest receivable	487,447
Receivable for capital shares issued	26,163
Prepaid expenses and other assets	44,400

Total Assets	73,279,849

Liabilities:
Distributions payable	3,173
Payable for capital shares redeemed	183,315
Accrued expenses and other payables:
Investment advisory fees	3,379
Fund administration fees	7,757
Distribution fees	14,967
Trustee fees	384
Compliance program costs (Note 3)	1,013
Custodian fees	642
Printing fees	164
Professional fees	3,400

Total Liabilities	218,194

Net Assets	$73,061,655

Represented by:
Capital	$76,452,101
Accumulated net investment loss	(45,414)
Accumulated net realized losses from investment transactions	(3,184,359)
Net unrealized appreciation/(depreciation) from investments	(160,673)

Net Assets	$73,061,655

Net Assets:
Class A Shares	$12,234,556
Class C Shares	469,163
Institutional Class Shares	890,427
Service Class Shares	59,467,509

Total	$73,061,655

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,224,232
Class C Shares	46,924
Institutional Class Shares	89,043
Service Class Shares	5,950,965

Total	7,311,164

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 131

Statement of Assets and Liabilities (Continued)

Nationwide
Short Duration
Bond Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.99
Class C Shares (a)	$10.00
Institutional Class Shares	$10.00
Service Class Shares	$9.99
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.22

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class C Shares, the redemption price per share is reduced by 0.75% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

132 Semiannual Report 2009

Statement of Operations
For the Six Months Ended April 30, 2009 (Unaudited)

Nationwide
Short Duration
Bond Fund

INVESTMENT INCOME:
Interest income	$1,423,575

Total Income	1,423,575

EXPENSES:
Investment advisory fees	126,824
Fund administration fees	38,278
Distribution fees Class A	8,005
Distribution fees Class C	1,338
Distribution fees Service Class	73,850
Distribution fees IRA Class (a)	7,154
Administrative services fees Service Class	40,251
Administrative services fees IRA Class (a)	8,403
Registration and filing fees	40,709
Professional fees	6,946
Printing fees	7,690
Trustee fees	2,730
Compliance program costs (Note 3)	767
Custodian fees	2,974
Other	17,821

Total expenses before waived/reimbursed expenses	383,740
Earnings credit (Note 5)	(588)
Investment advisory fees voluntarily waived	(23,071)
Expenses reimbursed by adviser	(32,685)

Net Expenses	327,396

NET INVESTMENT INCOME	1,096,179

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(180,751)
Net change in unrealized appreciation/(depreciation) from investments	1,212,992

Net realized/ unrealized gains from investments	1,032,241

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,128,420

(a)	Effective January 30, 2009, IRA Class Shares were converted to Class A Shares.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 133

Statements of Changes in Net Assets

	Nationwide Short Duration Bond Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)
Operations:
Net investment income	$1,096,179	$2,232,504
Net realized gains (losses) from investment transactions	(180,751)	104,186
Net change in unrealized appreciation/(depreciation) from investments	1,212,992	(848,110)

Change in net assets resulting from operations	2,128,420	1,488,580

Distributions to Shareholders From:
Net investment income:
Class A	(100,944)	(22,696)
Class C	(4,758)	(6,029)
Institutional Class	(14,473)	(31,196)
Service Class	(897,789)	(1,964,756)
IRA Class (b)	(84,133)	(446,254)

Change in net assets from shareholder distributions	(1,102,097)	(2,470,931)

Change in net assets from capital transactions	(2,828,704)	3,008,763

Change in net assets	(1,802,381)	2,026,412

Net Assets:
Beginning of period	74,864,036	72,837,624

End of period	$73,061,655	$74,864,036

Accumulated net investment loss at end of period	$(45,414)	$(39,496)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$929,130	$570,042
Proceeds from shares issued in class consolidation (b)	11,191,304	–
Dividends reinvested	92,083	18,949
Cost of shares redeemed (a)	(902,142)	(537,285)

Total Class A	11,310,375	51,706

Class C Shares
Proceeds from shares issued	283,539	558,955
Dividends reinvested	2,888	3,069
Cost of shares redeemed	(46,207)	(371,888)

Total Class C	240,220	190,136

Institutional Class Shares
Proceeds from shares issued	60,361	163,908
Dividends reinvested	14,461	31,134
Cost of shares redeemed	(60,697)	(162,609)

Total Institutional Class	14,125	32,433

Service Class Shares
Proceeds from shares issued	8,183,969	20,538,574
Dividends reinvested	896,232	1,955,134
Cost of shares redeemed (a)	(11,527,553)	(16,766,290)

Total Service Class	(2,447,352)	5,727,418

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Includes redemption fees — see Note 4 to Financial Statements.

(b)	Effective January 30, 2009, IRA Class Shares were converted to Class A Shares.

The accompanying notes are an integral part of these financial statements.

134 Semiannual Report 2009

	Nationwide Short Duration Bond Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
IRA Class Shares(b)
Proceeds from shares issued	$62,130	$279,021
Dividends reinvested	75,679	404,297
Cost of shares redeemed in class consolidation	(11,191,304)	–
Cost of shares redeemed	(892,577)	(3,676,248)

Total IRA Class Shares	(11,946,072)	(2,992,930)

Change in net assets from capital transactions:	$(2,828,704)	$3,008,763

SHARE TRANSACTIONS:
Class A Shares
Issued	93,976	56,521
Issued in class consolidation (b)	1,127,054	–
Reinvested	9,263	1,887
Redeemed	(90,870)	(53,484)

Total Class A Shares	1,139,423	4,924

Class C Shares
Issued	28,672	55,244
Reinvested	291	305
Redeemed	(4,649)	(36,936)

Total Class C Shares	24,314	18,613

Institutional Class Shares
Issued	6,089	16,219
Reinvested	1,458	3,095
Redeemed	(6,192)	(16,215)

Total Institutional Class Shares	1,355	3,099

Service Class Shares
Issued	827,977	2,043,528
Reinvested	90,479	194,491
Redeemed	(1,166,873)	(1,670,134)

Total Service Class Shares	(248,417)	567,885

IRA Class Shares (b)
Issued	6,259	27,647
Reinvested	7,668	40,180
Redeemed in class consolidation	(1,127,008)	–
Redeemed	(90,828)	(365,478)

Total IRA Class Shares	(1,203,909)	(297,651)

Total change in shares:	(287,234)	296,870

2009 Semiannual Report 135

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Short Duration Bond Fund

		Operations			Distributions										Ratio / Supplemental Data

			Net Realized															Ratio of
			and														Ratio of Net	Expenses
	Net Asset		Unrealized							Capital						Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Reverse		Contributions		Net Asset			Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Stock		from	Redemption	Value, End	Total		at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Split		Advisor	Fees	of Period	Return (a)(b)		Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Six Months Ended April 30, 2009 (Unaudited)	$9.85	0.16	0.14	0.30	(0.16)	–	(0.16)	–		–	–	$9.99	3.03%		$12,234,556	0.75%	3.11%	0.92%	12.92%
Year Ended October 31, 2008	$9.97	0.33	(0.10)	0.23	(0.35)	–	(0.35)	–		–	–	$9.85	2.28%		$835,647	0.69%	3.16%	0.79%	29.53%
Year Ended October 31, 2007	$9.87	0.36	0.11	0.47	(0.37)	–	(0.37)	–		–	–	$9.97	4.86%		$796,804	0.70%	3.59%	0.80%	37.81%
Year Ended October 31, 2006	$9.83	0.30	0.07	0.37	(0.33)	–	(0.33)	–		–	–	$9.87	3.87%		$958,610	0.71%	3.14%	0.81%	28.68%
Year Ended October 31, 2005	$10.00	0.25	(0.15)	0.10	(0.27)	–	(0.27)	–		–	–	$9.83	0.98%		$1,016,840	0.78%	2.40%	0.88%	292.03%
Year Ended October 31, 2004	$10.00	0.23	(0.07)	0.16	(0.23)	(0.01)	(0.24)	0	.01(g)	0.07	–	$10.00	2	.35%(h)	$1,584,663	0.86%	2.08%	0.96%	129.96%

Class C Shares
Six Months Ended April 30, 2009 (Unaudited)	$9.86	0.14	0.13	0.27	(0.13)	–	(0.13)	–		–	–	$10.00	2.77%		$469,163	1.26%	2.64%	1.42%	12.92%
Year Ended October 31, 2008	$9.99	0.28	(0.11)	0.17	(0.30)	–	(0.30)	–		–	–	$9.86	1.68%		$222,875	1.21%	2.64%	1.31%	29.53%
Year Ended October 31, 2007	$9.88	0.30	0.13	0.43	(0.32)	–	(0.32)	–		–	–	$9.99	4.47%		$39,914	1.21%	3.12%	1.31%	37.81%
Year Ended October 31, 2006	$9.83	0.27	0.07	0.34	(0.29)	–	(0.29)	–		–	–	$9.88	3.52%		$141,729	1.18%	2.71%	1.28%	28.68%
Period Ended October 31, 2005 (f)	$9.91	0.13	(0.06)	0.07	(0.15)	–	(0.15)	–		–	–	$9.83	0.76%		$1,009	1.40%	2.08%	1.40%	292.03%

Institutional Class Shares
Six Months Ended April 30, 2009 (Unaudited)	$9.86	0.17	0.14	0.31	(0.17)	–	(0.17)	–		–	–	$10.00	3.15%		$890,427	0.52%	3.40%	0.67%	12.92%
Year Ended October 31, 2008	$9.98	0.34	(0.09)	0.25	(0.37)	–	(0.37)	–		–	–	$9.86	2.54%		$864,574	0.45%	3.37%	0.54%	29.53%
Year Ended October 31, 2007	$9.87	0.35	0.12	0.47	(0.36)	–	(0.36)	–		–	–	$9.98	4.81%		$844,382	0.85%	3.44%	0.95%	37.81%
Year Ended October 31, 2006	$9.83	0.33	0.07	0.40	(0.36)	–	(0.36)	–		–	–	$9.87	4.13%		$5,354,369	0.46%	3.38%	0.56%	28.68%
Year Ended October 31, 2005	$10.00	0.27	(0.15)	0.12	(0.29)	–	(0.29)	–		–	–	$9.83	1.24%		$6,741,317	0.49%	2.46%	0.59%	292.03%
Year Ended October 31, 2004	$10.00	0.27	(0.07)	0.20	(0.27)	(0.01)	(0.28)	0	.01(g)	0.07	–	$10.00	2	.69%(i)	$72,995,977	0.54%	2.63%	0.64%	129.96%
Amounts designated as “–“are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from February 28, 2005 (commencement of operations) through October 31, 2005.
(g)	Per share numbers prior to April 16, 2004 have been adjusted to reflect a 1.00620 for reverse stock split.
(h)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.63%
(i)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.97%
(j)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.54%

The accompanying notes are an integral part of these financial statements.

136 Semiannual Report 2009

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Short Duration Bond Fund (Continued)

		Operations			Distributions										Ratio / Supplemental Data

			Net Realized															Ratio of
			and														Ratio of Net	Expenses
	Net Asset		Unrealized							Capital						Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Reverse		Contributions		Net Asset			Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Stock		from	Redemption	Value, End	Total		at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Split		Advisor	Fees	of Period	Return (a)(b)		Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Service Class Shares
Six Months Ended April 30, 2009 (Unaudited)	$9.85	0.15	0.14	0.29	(0.15)	–	(0.15)	–		–	–	$9.99	2.96%		$59,467,509	0.91%	3.02%	1.06%	12.92%
Year Ended October 31, 2008	$9.98	0.31	(0.10)	0.21	(0.34)	–	(0.34)	–		–	–	$9.85	2.06%		$61,077,709	0.81%	3.00%	0.90%	29.53%
Year Ended October 31, 2007	$9.87	0.35	0.16	0.51	(0.40)	–	(0.40)	–		–	–	$9.98	5.22%		$56,176,559	0.44%	3.88%	0.54%	37.81%
Year Ended October 31, 2006	$9.83	0.30	0.07	0.37	(0.33)	–	(0.33)	–		–	–	$9.87	3.78%		$67,817,068	0.79%	3.05%	0.89%	28.68%
Year Ended October 31, 2005	$10.00	0.24	(0.15)	0.09	(0.26)	–	(0.26)	–		–	–	$9.83	0.95%		$80,817,644	0.83%	2.31%	0.93%	292.03%
Year Ended October 31, 2004	$10.00	0.22	(0.07)	0.15	(0.22)	(0.01)	(0.23)	0	.01(g)	0.07	–	$10.00	2	.26%(j)	$263,900,278	0.97%	2.20%	1.07%	129.96%
Amounts designated as “–“are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from February 28, 2005 (commencement of operations) through October 31, 2005.
(g)	Per share numbers prior to April 16, 2004 have been adjusted to reflect a 1.00620 for reverse stock split.
(h)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.63%
(i)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.97%
(j)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.54%

The accompanying notes are in integral part of these financial statements.

2009 Semiannual Report 137

Notes to Financial Statements
April 30, 2009 (Unaudited)

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated as of October 30, 1997, as subsequently amended, was redomesticated as a Delaware statutory trust on February 28, 2005. The redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2009, the Trust operates thirty-two (32) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the nine (9) series listed below (each, a “Fund”; collectively, the “Funds”):

-	Nationwide International Value Fund (“International Value”)
-	Nationwide Large Cap Value (“Large Cap Value”)
-	Nationwide U.S. Small Cap Value Fund (“U.S. Small Cap Value”)
-	Nationwide Value Fund (“Value”)
-	Nationwide Value Opportunities Fund (“Value Opportunities”)
-	Nationwide Bond Fund (“Bond”)
-	Nationwide Enhanced Income Fund (“Enhanced Income”)
-	Nationwide Government Bond Fund (“Government Bond”)
-	Nationwide Short Duration Bond Fund (“Short Duration Bond”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

138 Semiannual Report 2009

Notes to Financial Statements (Continued)
April 30, 2009 (Unaudited)

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds that hold foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

The Funds are subject to the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), effective with the beginning of the Funds’ current fiscal year. This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are summarized below:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value securities are not intended to indicate the risk associated with investing in those securities.

139 Semiannual Report 2009

The following is a summary of the inputs used to value the Funds’ net assets as of April 30, 2009:

			Level 2 — Other
			Significant Observable		Level 3 — Significant
	Level 1 — Quoted Prices		Inputs		Unobservable Inputs		Total
	Investments	Other*	Investments	Other*	Investments	Other*	Investments	Other*

International Value	$17,603,466	$—	$87,153,125	$(910,986)	$—	$—	$104,756,591	$(910,986)

Large Cap Value	12,415,695	—	163,654	—	—	—	12,579,349	—

U.S. Small Cap Value	22,407,379	—	81,930	—	—	—	22,489,309	—

Value	1,310,716	—	79,910	—	—	—	1,390,626	—

Value Opportunities	5,735,269	—	64,751	—	—	—	5,800,020	—

Bond	—	—	78,966,440	—	—	—	78,966,440	—

Enhanced Income	—	—	182,338,273	—	—	—	182,338,273	—

Government Bond	—	—	170,529,059	—	—	—	170,529,059	—

Short Duration Bond	—	—	72,721,839	—	—	—	72,721,839	—

*	Other financial instruments are derivative instruments not reflected in the Statement of Investments, such as futures, forwards and options, which are valued at the unrealized appreciation/depreciation on the instrument.
Amounts designated as “—” are zero or have been rounded to zero.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or a qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Funds that engage in foreign currency transactions translate foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

Certain Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Funds could be exposed to risks if the counterparties to the contracts are unable

2009 Semiannual Report 140

Notes to Financial Statements (Continued)
April 30, 2009 (Unaudited)

to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of that Fund’s NAV after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, a Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the contract amount. Subsequent payments, known as “variation margin” payments, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value of the underlying hedged assets.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(g)	Securities Lending

To generate additional income, each Fund may lend its respective portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments.

141 Semiannual Report 2009

JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments. As of April 30, 2009, the Funds did not have securities on loan.

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for International Value, Large Cap Value, U.S. Small Cap Value, Value, and Value Opportunities and are declared and paid monthly for all other Funds. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the respective Funds. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as distributions of paid-in-capital.

(i)	Federal Income Taxes

It is the policy of each Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”), provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, the filer may incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Each Fund’s taxable years 2005 to 2008 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Funds’ current financial statements. FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all series within the Trust. For each Fund, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair

2009 Semiannual Report 142

Notes to Financial Statements (Continued)
April 30, 2009 (Unaudited)

value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total NAV of that class’s shares in proportion to the total net assets of the series. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) manages the investment of the assets and supervises the daily business affairs of the Funds (as shown in the table below). NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for each of the Funds. The subadviser manages each of its respective Fund’s investments and has the responsibility for making all investment decisions for the applicable Funds.

The subadviser for each Fund is as follows:

Fund	Adviser	Subadviser

International Value	NFA	AllianceBernstein LP

Large Cap Value	NFA	NorthPointe Capital, LLC

U.S. Small Cap Value	NFA	Dimensional Fund Advisors LP

Value	NFA	Diamond Hill Capital Management, Inc.

Value Opportunities	NFA	NorthPointe Capital, LLC

Bond	NFA	Nationwide Asset Management, LLC (“NWAM”)

Enhanced Income	NFA	Morley Capital Management, Inc. (“Morley”)

Government Bond	NFA	NWAM

Short Duration Bond	NFA	Morley

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. From these fees, pursuant to the subadvisory agreement, NFA pays fees

143 Semiannual Report 2009

to the subadviser. For the six months ended April 30, 2009, the Funds paid investment advisory fees to NFA according to the schedule below:

Fund	Fee Schedule	Total Fees

International Value	All Assets	0.85%

Large Cap Value	Up to $100 million	0.75%
	On $100 million and more	0.70%

U.S. Small Cap Value	All Assets	0.95%

Value	All Assets	0.65%

Value Opportunities	Up to $250 million	0.70%
	$250 million up to $1 billion	0.675%
	$1 billion up to $2 billion	0.65%
	$2 billion up to $5 billion	0.625%
	On $5 billion and more	0.60%

Bond, Government Bond	Up to $250 million	0.50%
	$250 million up to $1 billion	0.475%
	$1 billion up to $2 billion	0.45%
	$2 billion up to $5 billion	0.425%
	On $5 billion and more	0.40%

Enhanced Income and	Up to $500 million	0.35%
Short Duration Bond	$500 million up to $1 billion	0.34%
	$1 billion up to $3 billion	0.325%
	$3 billion up to $5 billion	0.30%
	$5 billion up to $10 billion	0.285%
	On $10 billion and more	0.275%

From such fees, pursuant to the subadvisory agreements, NFA paid the subadvisers $585,865, of which $197,297 was paid to affiliated subadvisers, for the six months ended April 30, 2009.

NFA and the Trust have entered into a written Expense Limitation Agreement with respect to the Funds (except Government Bond) that limits operating expenses (excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, short sale dividend expenses, administrative service fees, other expenditures which are capitalized in accordance with GAAP and expenses incurred by a Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below until at least February 28, 2010:

Fund	Classes	Amount

International Value	All Classes	1.00%

Large Cap Value	All Classes	1.15%

U.S. Small Cap Value	All Classes	1.09%

Value	All Classes	0.85%

Value Opportunities	All Classes	1.10%

Bond (a)	All Classes	0.75%

Enhanced Income	All Classes	0.45%

Short Duration Bond	All Classes	0.55%

(a)	The Fund entered into an expense limitation agreement effective March 1, 2009.

NFA may request and receive reimbursement from the Funds for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the

2009 Semiannual Report 144

Notes to Financial Statements (Continued)
April 30, 2009 (Unaudited)

fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.

As of April 30, 2009, the cumulative potential reimbursements of the following Funds, based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursements to the Fund were made for expenses reimbursed by NFA, would be:

	Fiscal Year	Fiscal Year		Six Months Ended
	2007	2008		April 30, 2009
Fund	Amount	Amount		Amount

International Value	$ N/A	$70,312	(a)	$77,810

Large Cap Value	638	7,575		34,154

U.S. Small Cap Value	N/A	50,475	(a)	44,909

Value	N/A	36,145	(b)	32,633

Value Opportunities	40,325	37,345		52,711

Bond	—	—		24,718

Enhanced Income	—	$115,330		91,149

Short Duration Bond	—	—		32,685

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period December 21, 2007 (commencement of operations) to October 31, 2008.

(b)	For the period February 28, 2008 (commencement of operations) to October 31, 2008.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFS Distributors Inc. (“NFSDI”). These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

							Service
	Class A	Class B	Class C	Class R2	Class X	Class Y	Class
Fund	Shares	Shares	Shares	Shares*	Shares**	Shares**	Shares	IRA Class**

International Value	0.25%	N/A	1.00%	N/A	N/A	N/A	N/A	N/A

Large Cap Value	0.25%	1.00%	1.00%	0.50%	N/A	N/A	N/A	N/A

U.S. Small Cap Value	0.25%	N/A	1.00%	N/A	N/A	N/A	N/A	N/A

Value	0.25%	N/A	1.00%	0.50%	N/A	N/A	N/A	N/A

Value Opportunities	0.25%	1.00%	1.00%	0.50%	N/A	N/A	N/A	N/A

Bond	0.25%	1.00%	1.00%	0.50%	0.85%	0.85%	N/A	N/A

Enhanced Income	0.25%	N/A	N/A	0.50%	N/A	N/A	N/A	N/A

Government Bond	0.25%	1.00%	1.00%	0.50%	0.85%	0.85%	N/A	N/A

Short Duration Bond	0.25%	N/A	0.75%	N/A	N/A	N/A	0.25%	0.25%

*	Formerly Class R Shares.

**	This share class is no longer offered by the Funds. Effective January 30, 2009, all shares of this class were converted to Class A shares.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A and

145 Semiannual Report 2009

Class D shares. These fees are deducted from and are not included in proceeds from sales of Class A and Class D shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A and Class D shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares, which may cause the current value of a shareholder’s account to fall below the total purchase payments. A CDSC, if applicable, will be imposed on redemptions of Class B shares made within six years of the purchase. Class C shares have a CDSC fee of 1% imposed on redemptions of Class C shares of the Funds made within one year of purchase. For the six months ended April 30, 2009, NFD received commissions of $63,539 from front-end sales charges of Class A and Class D shares and from CDSC fees from Class B and Class C shares of the Funds, of which $40,724 was re-allowed to affiliated broker-dealers of the Funds. Class X, Class Y, and IRA Class shares were converted to Class A shares effective January, 30, 2009.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFSDI, provides various administrative and accounting services for the Funds, and serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. The fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all series within the Trust in relation to the average daily net assets of each series and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.26%

$1 billion to $3 billion	0.19%

$3 billion to $4 billion	0.15%

$4 billion to $5 billion	0.08%

$5 billion to $10 billion	0.05%

$10 billion to $12 billion	0.03%

$12 billion and more	0.02%

*	The assets of the Nationwide Investor Destinations Aggressive, Nationwide Investor Destinations Moderately Aggressive, Nationwide Investor Destinations Moderate, Nationwide Investor Destinations Moderately Conservative and Nationwide Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Nationwide Destination 2010, Nationwide Destination 2015, Nationwide Destination 2020, Nationwide Destination 2025, Nationwide Destination 2030, Nationwide Destination 2035, Nationwide Destination 2040, Nationwide Destination 2045, Nationwide Destination 2050, and Nationwide Retirement Income Funds (collectively, the “Target Destination Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Target Destination Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services to the Funds.

NFA and Citi have agreed to designate certain sub-transfer agency agreements NFA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, Citi will credit to NFA an amount equal to the lesser of (i) the actual amount NFA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. Citi will calculate and credit such amounts to NFA’s fees on a monthly basis. All amounts will be credited to each applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, NFS and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and

2009 Semiannual Report 146

Notes to Financial Statements (Continued)
April 30, 2009 (Unaudited)

maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D, Class R2 (formerly Class R), and Institutional Service Class shares of each of the Funds (except for Short Duration Bond). For Short Duration Bond, these fees are based on an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class A, IRA Class and Service Class shares (IRA Class shares were converted to Class A shares effective January 30, 2009).

For the six months ended April 30, 2009, NFS received the following amounts in administrative services fees from each Fund:

Fund	Amount

International Value	$129,273

Large Cap Value	5,269

U.S. Small Cap Value	26,013

Value	—

Value Opportunities	1,090

Bond	20,082

Enhanced Income	444

Government Bond	81,158

Short Duration Bond	33,999

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFA and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the six months ended April 30, 2009, the Funds’ portion of such costs amounted to $6,789.

As of April 30, 2009, NFA or affiliates of NFA directly owned the percentage indicated below of the shares outstanding of the applicable Fund:

% of Shares
Outstanding
Fund	Owned

International Value	0.02%

Large Cap Value	0.01%

U.S. Small Cap Value	0.18%

Value	45.14%

Value Opportunities	0.03%

4. Short-Term Trading Fees

The Funds (except Enhanced Income) assess a 2.00% short-term trading fee on all classes of shares that are purchased and are sold or exchanged within the minimum holding period: 30 calendar days from the date of purchase for Large Cap Value and Value; within 90 calendar days for International Value, U.S. Small Cap Value, and Value Opportunities, and within seven calendar days for Bond, Government Bond and Short Duration. The short-term trading fee is paid directly to the applicable Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. This short-term trading fee is in addition to any

147 Semiannual Report 2009

applicable CDSC. The short-term trading fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the short-term trading fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the six months ended April 30, 2009, the Funds had contributions to capital due to redemption fees in the amounts of:

							Institutional
						Institutional	Service	Service
Fund	Class A	Class B	Class C	Class D	Class R2*	Class	Class	Class

Large Cap Value	$382	$2	$7	N/A	$—	N/A	N/A	N/A

U.S. Small Cap Value	$—	N/A	$26	N/A	N/A	$—	$—	N/A

Value	$5	N/A	$—	N/A	$—	N/A	N/A	N/A

Value Opportunities	$69	$8	$101	N/A	$—	$—	N/A	N/A

Bond	$—	$—	$—	$39	$—	N/A	N/A	N/A

Government Bond	$—	$—	$—	N/A	$—	$—	$—	N/A

Short Duration Bond	$—	N/A	$—	N/A	N/A	N/A	N/A	$8

For the year ended October 31, 2008, the Funds had contributions to capital due to redemption fees in the amounts of:

							Institutional
						Institutional	Service	Service
Fund	Class A	Class B	Class C	Class D	Class R2*	Class	Class	Class

International Value(a)	$398	N/A	$40	N/A	N/A	$—	$—	N/A

Large Cap Value	$39	$1	$105	N/A	$11	N/A	N/A	N/A

U.S. Small Cap Value(a)	$—	N/A	$—	N/A	N/A	$—	$—	N/A

Value(b)	$—	N/A	$—	N/A	$—	N/A	N/A	N/A

Value Opportunities	$30	$8	$22	N/A	$—	$—	N/A	N/A

Bond	$—	$—	$34	$2	$—	N/A	N/A	N/A

Government Bond	$20	$261	$—	$807	$—	$—	$—	N/A

Short Duration Bond	$696	N/A	$—	N/A	N/A	N/A	N/A	$—

Amounts designated as “—” are zero or have been rounded to zero.

(a)	The Fund commenced operations on December 21, 2007.

(b)	The Fund commenced operations on February 28, 2008.

*	Formerly Class R Shares.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Funds’ custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, expiring on July 23, 2009, with a commitment fee of 0.07% per year on $100,000,000. There are three (3) other lenders participating in this arrangement. Advances taken by the Funds under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. There were no borrowings under this line of credit during the six months ended April 30, 2009.

2009 Semiannual Report 148

Notes to Financial Statements (Continued)
April 30, 2009 (Unaudited)

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those series that use DDAs based on the number of open shareholder accounts in each series. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2009, were as follows:

Fund	Purchases	Sales

International Value	$25,615,485	$28,738,151

Large Cap Value	8,067,085	8,545,300

U.S. Small Cap Value	3,914,391	3,366,513

Value	502,996	198,750

Value Opportunities	3,693,444	4,073,936

Bond	26,351,092	33,174,458

Enhanced Income	61,475,426	54,192,283

Government Bond	66,694,577	34,524,199

Short Duration Bond	9,007,157	11,930,330

Purchases and sales of U.S. Government Securities for the six months ended April 30, 2009, were as follows:

Fund	Purchases	Sales

Bond	$4,751,172	$11,362,411

Enhanced Income	4,104,094	—

Government Bond	6,796,563	3,290,742

Short Duration Bond	1,503,281	3,141,406

Amounts designated as “—” are zero or have been rounded to zero.

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered

149 Semiannual Report 2009

into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience however, the Trust expects that risk of loss to be remote.

9. New Accounting Pronouncements

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about each Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on each Fund’s financial statements and related disclosures.

In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (the “Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings and hybrid financial instruments containing embedded credit derivatives. Management has concluded that adoption of the Amendment did not impact each Fund’s financial statement disclosures.

In April 2009, the FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also provides guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Funds’ financial statement disclosures.

10. Other

As of April 30, 2009, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts

International Value	91%	1

Large Cap Value	72%	3

U.S. Small Cap Value	91%	1

Value	45%	1

Value Opportunities	37%	2

Bond	34%	2

Enhanced Income	98%	4

Government Bond	70%	2

Short Duration Bond	60%	1

2009 Semiannual Report 150

11. Federal Tax Information

As of April 30, 2009, the tax cost of securities and the breakdown of the unrealized appreciation/(depreciation) for each Fund were as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation
Fund	Securities	Appreciation	Depreciation	(Depreciation)

International Value	$158,680,762	$551,248	$(54,475,419)	$(53,924,171)

Large Cap Value	15,583,530	618,913	(3,623,094)	(3,004,181)

U.S. Small Cap Value	33,014,416	977,952	(11,503,059)	(10,525,107)

Value	1,678,133	17,274	(304,781)	(287,507)

Value Opportunities	6,335,664	810,191	(1,345,835)	(535,644)

Bond	85,644,137	1,965,899	(8,643,596)	(6,677,697)

Enhanced Income	181,224,855	1,421,872	(308,454)	1,113,418

Government Bond	164,448,861	6,508,849	(428,651)	6,080,198

Short Duration Bond	72,882,512	1,171,960	(1,332,633)	(160,673)

12. Subsequent Event

On June 17, 2009, the Board of Trustees of Nationwide Mutual Funds (the “Board”) unanimously approved a Plan of Liquidation and Dissolution (the “Plan”) pursuant to which the Nationwide Value Opportunities Fund (the “Fund”) would cease operations and be liquidated. The Board’s decision to liquidate the Fund, and implementation of the Plan, are subject to approval of the Fund’s shareholders. Pending shareholder approval of the Plan, the Fund may set up a reserve account for expenses incurred in connection with the liquidation to ensure that all shareholders are treated fairly. Any such reserve account may affect the amount of redemption proceeds payable to a shareholder upon redemption.

2009 Semiannual Report 151

Supplemental Information
(Unaudited)

A. Renewal of Advisory (and Sub-advisory) Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreement”) with its investment adviser and, as applicable, sub-advisers (together, the “Adviser”) must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund”), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including the services and support provided to the Fund and its shareholders.

On December 2, 2008, the Trustees met in person with their independent legal counsel (“Independent Legal Counsel”), the Adviser, Trust counsel, and others to give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the December 2, 2008 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreement, and to request any additional information they considered reasonably necessary to their deliberations.

In preparation for the December 2, 2008 meeting, the Trustees were provided, at the request of the Trustees, with a wide range of information to assist in their deliberations, including (i) reports from Lipper Inc. describing, on a fund-by-fund basis, each Fund’s (a) performance rankings (where “first quintile” denotes the best performance) (over multiple years ended September 30, 2008) compared with performance groups and performance universes created by Lipper (and in some cases, customized peer groups created by the Adviser) of similar or peer group funds, and (b) expense rankings (where “first quintile” denotes the lowest fees and expenses) comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds; (ii) information from the Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple years ended September 30, 2008) compared with the Fund’s benchmark and Lipper categories; (iii) for Funds under “close review,” copies of letters from Adviser to the portfolio manager of each such Fund, together with the portfolio manager’s written response describing the reasons for the Fund’s underperformance, (iv) information from the Adviser describing, on a Fund-by-Fund basis, annual performance for the year ended September 30, 2008, (v) information from the Adviser describing, on a Fund-by-Fund basis, the Adviser’s profitability in providing services under the Advisory Agreement, together with an explanation of the Adviser’s methodology in calculating its profitability, (vi) information from the Adviser describing, on a Fund-by-Fund basis, any fees paid to the Adviser for managing similar, non-affiliated institutional accounts, including the range of fee levels for such accounts, and (vii) information from the Adviser describing ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent.

At the December 2, 2008 meeting, the Trustees reviewed, considered and discussed, among themselves and with the Adviser, Trust counsel and Independent Legal Counsel, among other things, the information described above, and information regarding: (i) the nature, extent and quality of services provided by the Adviser under the Advisory Agreement, (ii) the investment performance of each Fund and the Adviser, (iii) the costs of the services provided by the Adviser under the Advisory Agreement and the profits realized by the Adviser thereunder, (iv) the extent to which economies of scale may be present and, if so, whether they are being shared with the Fund’s shareholders, (v) comparisons of the Adviser’s fees under the Advisory Agreement with investment advisory fees paid by a peer group of funds and those paid by non-affiliated institutional clients to the Adviser for managing similar accounts, and (vi) any ancillary benefits inuring to the Adviser and its affiliates as a result of being investment adviser for the Trust. The Trustees also considered, where applicable, expense

152 Semiannual Report 2009

caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio transactions, including the standards and performance in seeking best execution, allocation of soft dollars for research products and services, portfolio turnover rates, and other benefits from the allocation of brokerage; the financial condition and stability of the Adviser; the terms of each Advisory Agreement; and the effect of advisory and other fees on the Fund’s total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds.

As part of the December 2, 2008 Board meeting, the Independent Trustees developed a list of follow-up matters and questions and asked that the Adviser respond to such matters and questions at the contract approval meeting of the Board of Trustees to be held on January 16, 2009.

At the January 16, 2009 meeting of the Board of Trustees of the Trust, the Board received and considered information provided by the Adviser in follow-up from the December 2, 2008 Board meeting and, after consulting among themselves, and with the Adviser, Trust counsel and Independent Legal Counsel, concluded unanimously to renew the Advisory Agreement for the reasons set forth in the following section.

Nationwide International Value Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA and AllianceBernstein L.P. (“AllianceBernstein”), the Fund’s sub-adviser, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory and sub-advisory agreements and mutual fund industry norms. Turning to performance, the Trustees noted that the Fund’s performance for Class A shares for the three-month period ended September 30, 2008 was in the fifth quintile of its Peer Universe, and below the performance of the MSCI EAFE Index, the Fund’s benchmark. The Trustees noted the fact that AllianceBernstein was employing a momentum style of management for the Fund, resulting in better performance during economic upswings, but greater losses during downswings. The Trustees also noted that, given the Fund’s short performance history, information regarding the Fund’s performance may be less predictive than longer-term performance.

The Trustees noted that the Fund’s contractual advisory fee for Class A shares was in the fourth quintile of its Peer Group, but that the Fund’s actual advisory fee was in the first quintile of its Peer Group. The Trustees also noted that total expenses were in the second quintile of its Peer Group. The Trustees noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees), and that such expense cap is a way for the Fund to stay competitive within its Peer Group. The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. With respect to economies of scale, the Trustees noted that the Fund invests in a capacity-constrained asset class, which necessarily limits profitability.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory and Sub-advisory Agreements with respect to the Fund should be renewed.

Nationwide Large Cap Value Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA and NorthPointe Capital, LLC (“NorthPointe”), the Fund’s sub-adviser, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory and sub-advisory agreements and mutual fund industry norms. Turning to performance, the Trustees noted that, for each of the one- and five-year periods ended September 30, 2008, the Fund’s performance for Class A shares was in the first quintile of its Peer Group, while for the three-year period ended September 30, 2008, the Fund’s performance for Class A shares was in the second quintile of its Peer Group. The Trustees noted that, for each period, the Fund outperformed its benchmark, the Russell 1000 Value Index.

The Trustees noted that the Fund’s contractual advisory fee and actual advisory fee for Class A shares were above the median of its Peer Group, placing the Fund in the third and fourth quintiles of its Peer Group, respectively. The Trustees also noted that the Fund’s total expenses were in the fourth quintile of its Peer

2009 Semiannual Report 153

Supplemental Information (Continued)
(Unaudited)

Group. In this regard, the Trustees noted that total expenses (excluding 12b-1 and administrative services fees) were only two basis points above the median of its Peer Group. The Trustees noted that shareholders of the Fund receive the benefit of an expense cap (excluding 12b-1 and administrative service fees). The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees noted that the breakpoints included in the Fund’s proposed investment advisory fee schedule are a reasonable means to provide the benefits of economies of scale to shareholders as the Fund grows, although the asset level at which such economies can be realized and shared has not yet been achieved.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory and Sub-advisory Agreements with respect to the Fund should be renewed.

Nationwide U.S. Small Cap Value Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA and Dimensional Fund Advisors L.P. (“Dimensional”), the Fund’s sub-adviser, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory and sub-advisory agreements and mutual fund industry norms. Turning to performance, the Trustees noted that, for the three-month period ended September 30, 2008, the Fund’s performance for Class A shares was in the second quintile of its Peer Group, and below the performance of the Russell 2000 Value Index, the Fund’s benchmark. The Trustees considered market conditions affecting the Fund’s recent launch. The Trustees also noted that, given the Fund’s short performance history, information regarding the Fund’s performance may be less predictive than longer-term performance.

The Trustees noted that the Fund’s contractual advisory fee for Class A shares was in the third quintile and slightly above the median of its Peer Group, but that the Fund’s actual advisory fee was in the first quintile of its Peer Group. The Trustees also noted that the Fund’s total expenses were in the third quintile and slightly above the median of its Peer Group. In this regard, the relatively small asset size of the Fund compared to its Peer Group was discussed. The Trustees noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees). The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. With respect to economies of scale, the Trustees noted that the Fund invests in a capacity-constrained asset class, which necessarily limits profitability.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory and Sub-advisory Agreements with respect to the Fund should be renewed.

Nationwide Value Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA and Diamond Hill Capital Management, Inc. (“Diamond Hill”), the Fund’s sub-adviser, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory and sub-advisory agreements and mutual fund industry norms. Turning to performance, the Trustees noted that, for the three-month period ended September 30, 2008, the Fund’s performance for Class A shares was in the fourth quintile of its Peer Group and below the performance of the Russell 1000 Index, the Fund’s benchmark. The Trustees also noted that the Fund’s Class A shares outperformed its benchmark for the one-month period ended October 31, 2008. The Trustees considered market conditions affecting the Fund’s recent launch. The Trustees also noted that, given the Fund’s relatively short performance history, information regarding the Fund’s performance may be less predictive than longer-term performance.

The Trustees noted that the Fund’s contractual advisory fee for Class A shares was in the second quintile of its Peer Group, while the Fund’s actual advisory fee and total expenses were in the first quintile of its Peer Group. The Trustees noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees). The Trustees concluded that the costs of the services provided by NFA and the

154 Semiannual Report 2009

profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees noted that the asset levels of the Fund were not currently so large as to warrant formal contractual breakpoints.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory and Sub-advisory Agreements with respect to the Fund should be renewed.

Nationwide Value Opportunities Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA and NorthPointe, the Fund’s sub-adviser, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory and sub-advisory agreements and mutual fund industry norms. Turning to performance, the Trustees noted that, for each of the one-, three-, and five-year periods ended September 30, 2008, the Fund’s performance for Class A shares was in the fifth, fifth, and fourth quintiles of its Peer Group, respectively. In this regard, it was noted that the Fund’s Peer Group was composed of small cap core funds. The Trustees also noted that for each period, the Fund’s underperformed its benchmark, the Russell 2000 Index. The Trustees noted that the Fund is on the watch list and under close review. The Trustees reviewed NorthPointe’s response to the close review questionnaire and as well as a performance analysis report that had been prepared by NFA regarding NorthPointe’s performance. The Trustees noted that NFA was considering various strategic options with respect to the Fund.

The Trustees noted that the Fund’s contractual advisory fee and actual advisory fee for Class A shares were in the first quintile of its Peer Group. The Trustees noted that the Fund’s total expenses were in the second quintile of its Peer Group. The Trustees noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees). The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees noted that the proposed investment advisory fee schedule for the Fund contains breakpoints that are a reasonable means to provide the benefits of economies of scale to shareholders as the Fund grows, although the asset level at which such economies can be realized and shared has not yet been achieved.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory and Sub-advisory Agreements with respect to the Fund should be renewed.

Nationwide Bond Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA and Nationwide Asset Management, LLC (“NWAM”), the Fund’s sub-adviser, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory and sub-advisory agreements and mutual fund industry norms. Turning to performance, the Trustees noted that the Fund’s performance for Class A shares for each of the three- and five-year periods ended September 30, 2008 was in the first quintile of its Peer Group, while the Fund’s performance for Class A shares for the one-year period ended September 30, 2008 placed it in the third quintile and slightly below the median of its Peer Group. For each period, the Trustees noted that the Fund underperformed its benchmark, the Barclays Capital U.S. Aggregate Government/Credit Bond Index.

The Trustees noted that the Fund’s contractual advisory fee for Class A shares was in the third quintile and slightly below the median of its Peer Group, while the Fund’s actual advisory fee for Class A shares was in the third quintile and slightly above the median of its Peer Group. The Trustees also noted that the Fund’s total expenses were in the fourth quintile of its Peer Group. In this regard, the Trustees considered that NFA proposed putting an expense cap (excluding 12b-1 and administrative service fees) in place for the Fund, which brought the Fund close to the median of its Peer Group for total expenses (excluding 12b-1 and administrative service fees). The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees noted that

2009 Semiannual Report 155

Supplemental Information (Continued)
(Unaudited)

the proposed investment advisory fee schedule for the Fund contains breakpoints that are a reasonable means to provide the benefits of economies of scale to shareholders as the Fund grows, although the asset level at which such economies can be realized and shared has not yet been achieved.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory and Sub-advisory Agreements with respect to the Fund should be renewed.

Nationwide Enhanced Income Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA and Morley Capital, the Fund’s sub-adviser, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory and sub-advisory agreements and mutual fund industry norms. Turning to performance, the Trustees noted that the Fund’s performance for Institutional Class shares for each of the one-, three-, and five-year periods ended September 30, 2008 was in the first quintile of the Peer Group, but below the Fund’s benchmark, which is a 50%/50% blend of the Merrill Lynch 6-Month Treasury Bill Index and the Merrill Lynch 1-Year Treasury Note Index. The Trustees also noted that Morley Capital had recently replaced one of the Fund’s portfolio managers due to a portfolio manager departure.

The Trustees noted that the Fund’s contractual advisory fee for Institutional Class shares was in the third quintile and slightly above the median of its Peer Group, and that the Fund’s actual advisory fee was in the fifth quintile of its Peer Group, but only three basis points above the median of the Peer Group. The Trustees also noted that the Fund’s total expenses were in the fifth quintile of its Peer Group, but discussed the fact that the expenses were measured against a very narrow spread (i.e., 7 other ultra-short obligation funds). The Trustees noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees). The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees noted that the proposed investment advisory fee schedule for the Fund contains breakpoints that are a reasonable means to provide the benefits of economies of scale to shareholders as the Fund grows, although the asset level at which such economies can be realized and shared has not yet been achieved.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory and Sub-advisory Agreements with respect to the Fund should be renewed.

Nationwide Government Bond Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA and NWAM, the Fund’s sub-adviser, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory and sub-advisory agreements and mutual fund industry norms. Turning to performance, the Trustees noted that the Fund’s performance for Class A shares for each of the one- and three-year periods ended September 30, 2008 was in the second quintile of the Peer Group, and the Fund’s performance for Class A shares for the five-year period ended September 30, 2008 was in the first quintile of its Peer Group. The Trustees noted that for each period, the Fund underperformed its benchmark, the Merrill Lynch Government Master Index. The Trustees noted that NWAM had recently added new portfolio managers for the Fund, increasing the resources devoted to the Fund.

The Trustees noted that the Fund’s contractual advisory fee for Class A shares was in the second quintile of its Peer Group, but that the Fund’s actual advisory fee and total expenses were in the fifth quintile of its Peer Group. In this regard, the Trustees considered that total expenses (excluding 12b-1 and administrative service fees) were only slightly above the median of the Peer Group. The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees noted that the proposed investment advisory fee schedule for the Fund contains breakpoints that are a reasonable means to provide the benefits of economies of scale to

156 Semiannual Report 2009

shareholders as the Fund grows, although the asset level at which such economies can be realized and shared has not yet been achieved.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory and Sub-advisory Agreements with respect to the Fund should be renewed.

Nationwide Short Duration Bond Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA and Morley Capital Management, Inc. (“Morley Capital”), the Fund’s sub-adviser, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory and sub-advisory agreements and mutual fund industry norms. Turning to performance, the Trustees noted that the Fund’s performance for Class A shares for each of the one-, three-, and five-year periods ended September 30, 2008 was in the first quintile of the Peer Group. The Trustees noted that for each period, the Fund underperformed its benchmark, the Merrill Lynch 1-3 Year Treasury Index. The Trustees also noted that Morley Capital recently replaced one of the Fund’s portfolio managers due to a portfolio manager departure.

The Trustees noted that the Fund’s contractual advisory fee, actual advisory fee, and total expenses for Class A shares were in the first quintile of its Peer Group. The Trustees noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees). The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees noted that the proposed investment advisory fee schedule for the Fund contains breakpoints that are a reasonable means to provide the benefits of economies of scale to shareholders as the Fund grows, although the asset level at which such economies can be realized and shared has not yet been achieved.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory and Sub-advisory Agreements with respect to the Fund should be renewed.

2009 Semiannual Report 157

Management Information
April 30, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust

			Number of
			Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex	Other
Name, Address	and Length of	Principal Occupation(s)	Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	94	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting group) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	94	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	94	None

Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group), until 2001. Ms. Dryden was a managing partner at Mitchell Madison Group from 1996-2001.	94	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 to June 2000 and President & CEO from June 1992 to October 1999.	94	None

158 Semiannual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex	Other
Name, Address	and Length of	Principal Occupation(s)	Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	94	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997
Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			94	None

2009 Semiannual Report 159

Management Information (Continued)
April 30, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex	Other
Name, Address	and Length of	Principal Occupation(s)	Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman Since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology orientated investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	94	None

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
[3]	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFA, the Fund’s investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, are wholly-owned subsidiaries of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge by calling 800-848-0920.

160 Semiannual Report 2009

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund	Other
	with the Trust		Complex	Directorships
Name, Address	and Length of	Principal Occupation(s)	Overseen	Held by
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Trustee[3]
Michael S. Spangler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is the President and Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC [2] and Nationwide Fund Distributors LLC [2], and is a Senior Vice President of Nationwide Financial Services, Inc.[2] From May 2004 until May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc., and Vice President and Director of Touchstone Investments Business Operations from July 2002 until May 2004.
			N/A	N/A

Stephen T. Grugeon Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. [2] Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company and includes Nationwide SA Capital Trust. [2] From February 2008 through June 2008, Mr. Grugeon also served as acting President and Chief Executive Officer of Nationwide Mutual Funds, Nationwide Variable Insurance Trust and Nationwide Funds Group. [2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. [2] He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation, a subsidiary of NWD Investments, from 1999 through 2003.[2]
			N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2]From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]
			N/A	N/A

2009 Semiannual Report 161

Management Information (Continued)
April 30, 2009 (Unaudited)

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund	Other
	with the Trust		Complex	Directorships
Name, Address	and Length of	Principal Occupation(s)	Overseen	Held by
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Trustee[3]
Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA.[2] She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide.[2] From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007). [2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

162 Semiannual Report 2009

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund	Other
	with the Trust		Complex	Directorships
Name, Address	and Length of	Principal Occupation(s)	Overseen	Held by
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Trustee[3]
Michael Butler[4] Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008
Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President and Director of Nationwide Fund Distributors LLC (since January 2008). [2] From January 2006 through April 2007, Mr. Butler was Vice President — Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President — Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	This position is held with an affiliated person or principal underwriter of the Trust.
[3]	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mr. Butler has announced his resignation effective June 30, 2009.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. This summary is available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2009 Semiannual Report 163

P.O. Box 182205
Columbus, OH 43218-2205
nationwide.com/mutualfunds

Nationwide, Nationwide Financial,
the Nationwide Framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2009 Nationwide Funds Group.
All rights reserved.

SAR-CORE 6/09

Nationwide Mutual Funds
SemiannualReport
April 30, 2009 (Unaudited)

Index Funds
Nationwide Bond Index Fund
Nationwide International Index Fund
Nationwide Mid Cap Market Index Fund
Nationwide S&P 500 Index Fund
Nationwide Small Cap Index Fund

SemiannualReport
April 30, 2009 (Unaudited)

Contents

1	Message to Shareholders

Index Funds
5	Nationwide Bond Index Fund
39	Nationwide International Index Fund
72	Nationwide Mid Cap Market Index Fund
90	Nationwide S&P 500 Index Fund
110	Nationwide Small Cap Index Fund

143	Notes to Financial Statements

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on nationwidefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

This page intentionally left blank

Message to Shareholders
April 30, 2009

Dear Shareholder,

The semiannual reporting period for the Nationwide Mutual Funds (NMF) has encompassed two extremely difficult quarters for stock mutual fund investing. Although the blue-chip indexes, including the Dow Jones Industrial Average (DJIA), sank to 12-year lows on March 9th of this year, the market has shown some signs of cautious rebounding. It may be too early to call this a recovery, but at the start of the second quarter of 2009, stock prices began to show signs of improvement.

Federal Reserve Board Chairman Ben Bernanke has talked about seeing “green shoots” in the financial system in the wake of the central bank’s unprecedented efforts to get credit flowing again. Chairman Bernanke has cited as evidence of economic improvement: the rise in consumer spending in the first quarter of the year; a slow, but steady rate of new and existing home purchases, and a modest revival of the credit markets.

Some of those “shoots” are, indeed, hopeful signs. The recession, however, is not fading as quickly as we all would wish. The much-anticipated government plan to remove toxic assets from banks’ balance sheets, as of this writing, has not been implemented. The results from the government’s stress testing of banks are just being disseminated, and the early news indicates that some banks may require more relief.

In the coming months, investors will be keeping an eye on Washington as much as on Wall Street. The damage to the economy remains severe; the latest government figures suggest that, at best, the pace of the negative news has slowed.

This has been a challenging time in the financial markets. At Nationwide® and Nationwide Funds Groupsm we continue to keep a long-term perspective. We remain committed to the underlying investment principles of our funds.

We thank you for entrusting your assets to Nationwide Mutual Funds.

Sincerely,

Michael S. Spangler
President
Nationwide Mutual Funds

2009 Semiannual Report 1

This report and the holdings provided are for informational purposes only, and are not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is accurate as of the date of this report and is subject to change at any time. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site, nationwide.com/mutualfunds.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Small- and mid-sized company stocks have higher risks than the stocks of larger, more established companies, may be less liquid and have significant short-term price volatility.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Morgan Stanley Capital International Emerging Markets (MSCI EMsm) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s MidCap 400® (S&P 400) Index:  An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

Sales charge and fee information:
Nationwide Bond Index Fund
Nationwide International Index Fund
Nationwide Mid Cap Market Index Fund
Nationwide S&P 500 Index Fund
Nationwide Small Cap Index Fund
Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 1-800-848-0920 to request a prospectus, or download a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

The Funds’ adviser or its employees may have a position in the securities named in this report. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass.

2 Semiannual Report 2009

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any Fund will be achieved.

Based in Conshohocken, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with BlackRock Investment Management, LLC.

2009 Semiannual Report 3

Summary of Market Environment

The following is a summary from Nationwide Funds Group regarding market conditions during the reporting period.

The first half of the reporting period was filled with economic events that have not happened in the United States in more than 50 years, nor, in many cases, since the time of the Great Depression of the late 1920s and 1930s. A rebound in the markets began in mid-March and continued into April, evidence that market observers, as well as investors, are anticipating improvement in the economy during the latter half of 2009 and early 2010. Economic news during the reporting period was mixed, with signs of brightening frequently offset by events that indicated a deepening of the recession.

Some of the negative news included: (1) a 6.1% decrease in the annualized U.S. gross domestic product (GDP) for the first quarter of 2009, as reported by the U.S. Bureau of Economic Analysis; (2) a continuously rising jobless rate, which hit 8.9% in April 2009 according to the Department of Labor (DOL), representing the highest level in the jobless rate since 1983 (as companies continue laying off workers, the unemployment rate well may increase to 10% by the end of 2009); (3) a spate of new questions about the capital positions of some of the largest U.S. financial institutions; (4) persistently-low consumer confidence, resulting in depressed spending levels; and (5) the spreading of residential real estate market troubles to commercial real estate, causing even greater levels of stress in the financial system.

Toward the end of March and into April, some signs emerged that the worst of the economic news might be behind us: (1) indicators pointed to the possibility that price declines in the U.S. housing market were nearing an end; (2) President Obama’s administration announced the “Public-Private Investment Program” (PPIP) to help banks unload some of their illiquid assets; and (3) the U.S. Bureau of Economic Analysis reported in April that personal consumption rose by 2.2% in the first quarter of 2009, an indication that consumer confidence may be strengthening.

A broad look at index performance during the reporting period revealed that mid-capitalization U.S. equities beat their large- and small-cap counterparts by a significant margin. Specifically, large caps, as measured by the Standard & Poor’s 500® (S&P 500) Index, fell 8.5% during the reporting period amid continuing market volatility. Mid-caps, as measured by the Standard & Poor’s MidCap 400® (S&P 400) Index, lost 0.2%, and small caps, as measured by the Russell 2000® Index, declined 8.4%.

In general, the performance of international stocks experienced a significant upswing during the latter part of the reporting period, outpacing that of U.S. equities. International developed market stocks, as measured by the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, lost 2.4% during the reporting period, despite a gain of more than 7.9% during the latter half of the period. Emerging market stocks, as measured by the MSCI Emerging Markets (MSCI EM) Indexsm, gained more than 16% during the reporting period, including a gain of more than 25% during the last three months of the reporting period.

The reporting period was positive overall for fixed-income investors. The broad-based fixed-income Barclays Capital (BARCAP) U.S. Aggregate Bond Index gained 7.7% during the reporting period.

4 Semiannual Report 2009

Nationwide Bond Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Barclays Capital (BARCAP) U.S. Aggregate Bond Index as closely as possible before the deduction of Fund expenses. For the semiannual period ended April 30, 2009, the Nationwide Bond Index Fund (Class A at NAV) returned 7.19% versus 7.74% for its benchmark, the BARCAP U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Intermediate Investment Grade Debt Funds (consisting of 605 funds as of April 30, 2009) was 5.87% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The BARCAP U.S. Aggregate Bond Index sectors that posted the strongest performance for the reporting period and in which the Fund was invested, were non-government-owned and/or backed debt, including corporate bonds, with a return of 12.78%, and asset-backed securities (ABS), with 7.93%, plus government-owned and/or backed Agency mortgages and debentures, with returns of 8.29% and 6.65%, respectively. The corporate markets rallied sharply after spread levels versus Treasuries hit historically high levels near the end of 2008, prompting investors to return to the asset class. The ABS market rallied after the creation of TALF (Term ABS Loan Facility), with spreads narrowing significantly from their highs in November 2008. Agency mortgages and debentures performed well after the creation of the Mortgage and Agency purchase programs as part of the initial quantitative easing program announced in November 2008.

What areas of investment detracted from Fund performance?

By contrast, the sectors that lagged within the benchmark index and in which the Fund was invested, were commercial mortgage-backed securities (CMBS) and Treasuries. The CMBS sector continued to be afflicted by liquidity issues and returned only 1.32% for the reporting period. This sector began to respond in a more positive fashion once the Public-Private Investment Program(PPIP) and TALF programs began to take effect by returning 14.39% from February 28, 2009, through the end of the reporting period.

What is your outlook for the near term?

Looking ahead, we expect to see continued volatility in the U.S. and global economies. While consumption looks to have temporarily stabilized, it remains to be seen whether the current bounce is sustainable. On the one hand, lower energy prices and an upcoming stimulus package are supportive. On the other hand, household wealth has been decimated by declines in equity and housing prices, and labor income is now declining at a marked pace. Overall, we expect the markets to remain volatile. The numerous government initiatives that have been implemented (quantitative easing, TALF) or will be implemented (PPIP), however, should continue to benefit the fixed-income markets over the longer term.

Subadviser:
BlackRock Investment Management, LLC

Portfolio Managers:
Scott Amero; Curtis Arledge; Matthew Marra; and Andrew Phillips

2009 Semiannual Report 5

Fund Performance	Nationwide Bond Index Fund

Average Annual Total Return
For periods ended April 30, 2009

		Six
		Month*	1 Yr.	5 Yr.	10 Yr.

Class A1	w/o SC2	7.19%	3.16%	4.14%	5.05%
	w/SC3	1.03%	-2.78%	2.92%	4.43%

Class B4	w/o SC2	6.85%	2.40%	3.49%	4.56%
	w/SC5	1.85%	-2.54%	3.14%	4.56%

Class C7	w/o SC2	6.85%	2.47%	3.50%	4.57%
	w/SC8	5.85%	1.48%	3.50%	4.57%

Institutional Class[1,6]		7.49%	3.50%	4.54%	5.45%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not Annualized.

[1]	These returns until the creation of Class A and Institutional shares (12/29/99) include the performance of the Master Aggregate Bond Index Series (the “Series”), which began operations on April 3, 1997. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Institutional Class shares would have produced because these classes of the Fund’s shares invested in the same portfolio of securities as the Series. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees applicable to such classes; if these fees were reflected, the performance for Class A and Institutional Class shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	These returns until the creation of Class B shares (10/12/01) include performance based on the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to October 11, 2001. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

[5]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[6]	Not subject to any sales charges.

[7]	These returns are based on the previous performance of the Fund for the period through December 28, 1999, the Class A shares from December 29, 1999 until October 11, 2001 and the Class B shares from October 12, 2001 to December 31, 2005. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because all classes invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C would have been lower.

[8]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	0.75%	0.70%

Class B	1.37%	1.32%

Class C	1.37%	1.32%

Institutional Class	0.37%	0.32%

*	Annualized data as of October 31, 2008. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2010 Please see the Fund’s most recent prospectus for details. Annualized expense ratios for the six-month period ending April 30, 2009 appear in the “Shareholder Expense Example” section of the report.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Bond Index Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 04/30/09. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. government securities and corporate debt securities and is generally representative of the bond market as a whole.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor statistics the, CPI represents Changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Semiannual Report 2009

Shareholder	Nationwide Bond Index Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Bond Index Fund			11/01/08	04/30/09	11/01/08 - 04/30/09 [a]	11/01/08 - 04/30/09 [a]

Class A	Actual		1,000.00	1,071.91	3.47	0.68
	Hypothetical	[b]	1,000.00	1,021.44	3.39	0.68

Class B	Actual		1,000.00	1,068.49	6.76	1.32
	Hypothetical	[b]	1,000.00	1,018.26	6.62	1.32

Class C	Actual		1,000.00	1,068.49	6.76	1.32
	Hypothetical	[b]	1,000.00	1,018.26	6.62	1.32

Institutional Class	Actual		1,000.00	1,074.89	1.65	0.32
	Hypothetical	[b]	1,000.00	1,023.21	1.61	0.32

[a]
 Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance to Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2009 Semiannual Report 7

Portfolio Summary	Nationwide Bond Index Fund
April 30, 2009 (Unaudited)

Asset Allocation

U.S. Government Mortgage Backed Agencies	38.9%
U.S. Government Sponsored & Agency Obligations	29.3%
Corporate Bonds	20.0%
Repurchase Agreements	19.8%
Commercial Mortgage Backed Securities	4.0%
Sovereign Bonds	2.5%
Asset-Backed Securities	1.3%
Yankee Dollars	0.8%
Municipal Bonds	0.2%
Liabilities in excess of other assets	(16	.8)%

	100.0%

Top Industries

Banks	7.2%
Diversified Financial Services	4.7%
Electric	1.6%
Oil & Gas	1.0%
Media	0.9%
Automobile	0.8%
Pharmaceuticals	0.8%
Retail	0.8%
Insurance	0.7%
Pipelines	0.5%
Other Industries*	81.0%

100.0%

Top Holdings

Fannie Mae Pool, Pool #995050, 6.00%, 09/01/37	5.8%
Federal National Mortgage Association TBA, 6.00%, 05/12/39	4.0%
Federal Home Loan Mortgage Corp. TBA, 5.00%, 05/12/39	4.0%
Fannie Mae Pool, Pool #555421, 5.00%, 05/01/33	3.5%
Federal National Mortgage Association TBA, 5.50%, 05/12/39	2.6%
U.S. Treasury Notes, 4.50%, 09/30/11	2.1%
U.S. Treasury Notes, 2.75%, 02/28/13	1.8%
U.S. Treasury Notes, 4.25%, 11/15/17	1.7%
Federal Home Loan Mortgage Corp., 2.75%, 04/11/11	1.7%
Federal Home Loan Mortgage Corp. TBA, 4.50%, 05/01/19	1.6%
Other Holdings*	71.2%

100.0%

*	For purposes of listing top holdings and top industries, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

8 Semiannual Report 2009

Statement of Investments
April 30, 2009 (Unaudited)

Nationwide Bond Index Fund

Asset-Backed Securities 1.3%

	Principal Amount	Market Value

Automobile ABS 0.8%
Honda Auto Receivables Owner Trust, Series 2006-3, Class A3, 5.12%, 10/15/10	$1,828,203	$1,843,683
USAA Auto Owner Trust, Series 2008-3, Class A3, 4.28%, 10/15/12	4,750,000	4,853,491

		6,697,174

Credit Card ABS 0.4% (a)
Citibank Credit Card Issuance Trust, Series 2006-A4, Class A4, 5.45%, 05/10/13	2,820,000	2,906,348

Home Equity ABS 0.1% (a)
Aegis Asset Backed Securities Trust, Series 2006-1, Class A1, 0.52%, 01/25/37	1,252,772	1,162,850

Total Asset-Backed Securities (cost $10,749,934)		10,766,372

Commercial Mortgage Backed Securities 4.0%

Banks 1.8%
Banc of America Commercial Mortgage, Inc., Series 2006-6, Class A4, 5.36%, 10/10/45	2,830,000	2,211,678
First Union National Bank Commercial Mortgage, Series 2000-C2, Class A2, 7.20%, 10/15/32	3,174,073	3,224,816
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2001-CIBC, Class B, 6.45%, 03/15/33	2,604,000	2,554,743
Series 2001-CIB3, Class C, 7.09%, 11/15/35 (b)(c)	1,292,000	1,236,565
Series 2005-LDP4, Class AM, 5.00%, 10/15/42 (b)	1,546,000	926,274
Series 2006-LDP7, Class A4, 6.07%, 04/15/45 (b)	2,321,000	1,951,571
Series 2007-LD12, Class A2, 5.83%, 02/15/51	1,525,000	1,326,427
Wachovia Bank Commercial Mortgage Trust, Series 2002-C1, Class C, 6.55%, 04/15/34	1,189,000	1,199,581

		14,631,655

Diversified Financial Services 2.2%
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class AJ, 4.75%, 06/11/41	1,384,000	608,514
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class C, 6.73%, 12/18/35	2,078,000	2,003,424
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 6.11%, 07/10/38 (b)	6,120,000	5,116,085
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A5, 5.28%, 08/10/38 (b)	2,133,000	1,854,443
LB-UBS Commercial Mortgage Trust
Series 2003-C8, Class A4, 5.12%, 11/15/32	2,161,000	1,991,092
Series 2007-C1, Class A2, 5.32%, 02/15/40	1,535,000	1,362,106
Morgan Stanley Capital I, Series 2005-T19, Class A2, 4.73%, 06/12/47	2,153,000	2,082,867
Commercial Mortgage Pass Through Certificates, Series 2005-LP5, Class A4, 4.98%, 05/10/43	4,180,000	3,586,654

		18,605,185

Total Commercial Mortgage Backed Securities (cost $37,683,978)		33,236,840

Corporate Bonds 20.0%

Advertising 0.0%
Omnicom Group, Inc., 5.90%, 04/15/16	123,000	108,571

Aerospace & Defense 0.3%
General Dynamics Corp., 4.25%, 05/15/13	175,000	178,964
Goodrich Corp.
6.29%, 07/01/16	171,000	170,110
6.80%, 07/01/36	129,000	117,195
Lockheed Martin Corp.
7.65%, 05/01/16	123,000	139,534
Series B, 6.15%, 09/01/36	196,000	195,979
McDonnell Douglas Corp., 9.75%, 04/01/12	325,000	371,107
Northrop Grumman Systems Corp.
7.13%, 02/15/11	274,000	291,658
7.75%, 02/15/31	82,000	94,898

2009 Semiannual Report 9

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)
	Principal Amount	Market Value

Aerospace & Defense (continued)

Raytheon Co.
6.40%, 12/15/18	$144,000	$155,012
7.00%, 11/01/28	92,000	94,976
Rockwell Collins, Inc., 4.75%, 12/01/13	205,000	204,078
United Technologies Corp.
6.35%, 03/01/11	127,000	135,666
4.88%, 05/01/15	460,000	474,062

		2,623,239

Agriculture 0.0%
Archer-Daniels-Midland Co.
5.94%, 10/01/32	140,000	132,147
5.38%, 09/15/35	103,000	90,816
Bunge Ltd. Finance Corp., 5.10%, 07/15/15	62,000	53,906

		276,869

Airlines 0.1%
Continental Airlines, Inc.
Series 00-1, 7.92%, 05/01/10	250,000	238,750
Series 02-1, 6.56%, 08/15/13	162,000	139,320
Qantas Airways Ltd., 6.05%, 04/15/16 (b)	123,000	102,353
Southwest Airlines Co., 5.13%, 03/01/17	103,000	85,409

		565,832

Auto Manufacturers 0.2%
Daimler Finance North America LLC
5.88%, 03/15/11	1,213,000	1,198,725
7.30%, 01/15/12	271,000	274,131
6.50%, 11/15/13	338,000	328,479

		1,801,335

Auto Parts & Equipment 0.0%
Johnson Controls, Inc.
5.25%, 01/15/11 (c)	123,000	121,045
4.88%, 09/15/13	123,000	115,771

		236,816

Banks 5.3%
Bank of America Corp.
6.60%, 05/15/10	82,000	79,424
4.50%, 08/01/10	144,000	142,022
4.38%, 12/01/10	410,000	398,322
5.38%, 08/15/11	267,000	260,601
Series L, 2.10%, 04/30/12	1,675,000	1,685,641
4.88%, 09/15/12	201,000	182,213
4.88%, 01/15/13	451,000	404,954
4.75%, 08/01/15	431,000	354,857
5.25%, 12/01/15	513,000	382,000
5.63%, 10/14/16	440,000	365,353
Bank of America NA
6.00%, 06/15/16	205,000	175,781
5.30%, 03/15/17	500,000	374,964
Bank of New York Mellon Corp. (The), 5.13%, 08/27/13	300,000	310,907
Bank of Tokyo-Mitsubishi UFJ Ltd., 7.40%, 06/15/11	246,000	241,379
Bank One Corp.
7.88%, 08/01/10	41,000	42,557
5.25%, 01/30/13	103,000	98,030
8.00%, 04/29/27	202,000	194,025
BB&T Corp., 4.75%, 10/01/12	164,000	157,896
Capital One Financial Corp., 5.25%, 02/21/17	211,000	153,236
Charter One Bank NA, 6.38%, 05/15/12	500,000	447,137
Citigroup, Inc.
4.63%, 08/03/10	226,000	219,642
6.50%, 01/18/11	92,000	88,957
5.13%, 02/14/11	62,000	58,092
6.00%, 02/21/12	103,000	94,659
5.25%, 02/27/12	850,000	769,057
5.63%, 08/27/12	205,000	158,121
5.30%, 01/07/16 (c)	1,321,000	1,066,204
5.85%, 08/02/16	287,000	238,253
6.63%, 06/15/32	232,000	130,584
5.88%, 02/22/33	82,000	47,668
5.88%, 05/29/37	200,000	151,493
Comerica, Inc., 4.80%, 05/01/15	123,000	86,251
Deutsche Bank AG, 4.88%, 05/20/13 (c)	1,000,000	993,054
Deutsche Bank Financial LLC, 5.38%, 03/02/15	123,000	107,424
Eksportfinans AS, 5.50%, 05/25/16	267,000	276,548
Goldman Sachs Group, Inc. (The)
6.60%, 01/15/12	72,000	75,452
5.25%, 10/15/13	605,000	600,678
5.13%, 01/15/15	461,000	436,847
5.35%, 01/15/16	453,000	417,509
5.63%, 01/15/17	1,350,000	1,156,531
6.13%, 02/15/33	450,000	392,040
6.75%, 10/01/37	700,000	533,582
HBOS PLC, 5.46%, 11/29/49 (a)(b)	246,000	108,247

10 Semiannual Report 2009

Corporate Bonds (continued)
	Principal Amount	Market Value

Banks (continued)

HSBC Bank USA NA
4.63%, 04/01/14	$410,000	$398,438
5.88%, 11/01/34	498,000	436,872
5.63%, 08/15/35	250,000	211,203
HSBC Holdings PLC, 6.50%, 05/02/36	500,000	432,716
JPMorgan Chase & Co.
4.50%, 11/15/10 (c)	328,000	333,310
2.63%, 12/01/10	4,880,000	4,988,697
4.60%, 01/17/11	410,000	415,041
6.63%, 03/15/12	447,000	465,624
4.75%, 03/01/15	176,000	168,976
5.15%, 10/01/15	349,000	311,450
6.30%, 04/23/19	2,100,000	2,066,490
JPMorgan Chase Bank NA
5.88%, 06/13/16	308,000	285,323
6.00%, 10/01/17	750,000	699,731
KeyBank NA
5.70%, 08/15/12	185,000	170,703
5.80%, 07/01/14	103,000	87,303
Korea Development Bank, 5.75%, 09/10/13	82,000	79,422
Kreditanstalt fuer Wiederaufbau
3.50%, 03/10/14	2,085,000	2,141,991
4.13%, 10/15/14	492,000	510,819
4.38%, 07/21/15	1,005,000	1,013,159
Landwirtschaftliche Rentenbank
4.88%, 02/14/11 (c)	115,000	121,096
5.13%, 02/01/17	600,000	624,873
Manufacturers & Traders Trust Co., 2.71%, 04/01/13 (a)(b)	300,000	228,229
Marshall & Ilsley Bank, 5.25%, 09/04/12	113,000	73,215
Mellon Funding Corp.
6.40%, 05/14/11	185,000	190,353
5.00%, 12/01/14	185,000	174,475
Morgan Stanley
5.05%, 01/21/11	720,000	716,178
6.60%, 04/01/12	349,000	355,073
5.30%, 03/01/13	461,000	448,636
4.75%, 04/01/14	410,000	346,577
5.45%, 01/09/17	1,345,000	1,202,353
7.25%, 04/01/32	226,000	208,302
National City Corp., 4.90%, 01/15/15	246,000	220,706
Oesterreichische Kontrollbank AG
4.50%, 03/09/15	164,000	163,791
4.88%, 02/16/16 (c)	250,000	252,874
PNC Funding Corp., 5.25%, 11/15/15	246,000	210,497
Regions Bank, 3.25%, 12/09/11, FDIC Backed	2,440,000	2,523,238
Regions Financial Corp., 6.38%, 05/15/12	892,000	785,201
Royal Bank of Scotland Group PLC, 5.00%, 11/12/13	164,000	109,583
Santander Central Hispano Issuances Ltd., 7.63%, 09/14/10	41,000	42,726
Sovereign Bank, 5.13%, 03/15/13	200,000	163,087
St. George Bank Ltd., 5.30%, 10/15/15 (b)	164,000	150,341
State Street Bank & Trust Co., 5.30%, 01/15/16	200,000	179,440
SunTrust Bank
5.20%, 01/17/17	123,000	93,358
5.45%, 12/01/17	127,000	96,332
Synovus Financial Corp., 4.88%, 02/15/13	62,000	48,593
UBS AG/Stamford Branch
5.88%, 07/15/16	679,000	511,514
5.88%, 12/20/17	250,000	219,280
Union Planters Corp., 4.38%, 12/01/10	62,000	58,641
UnionBanCal Corp., 5.25%, 12/16/13	144,000	118,324
US Bancorp, Series P, 4.50%, 07/29/10	205,000	208,999
US Bank NA
6.38%, 08/01/11	249,000	260,558
4.95%, 10/30/14	185,000	183,814
4.80%, 04/15/15	92,000	89,419
Wachovia Bank NA
5.60%, 03/15/16	492,000	427,960
6.60%, 01/15/38	975,000	767,129
Wachovia Corp.
5.30%, 10/15/11	935,000	940,919
4.88%, 02/15/14	127,000	111,108
5.50%, 08/01/35	338,000	209,303
Wells Fargo & Co.
4.63%, 08/09/10	255,000	257,075
5.13%, 09/15/16	144,000	126,329
5.38%, 02/07/35	318,000	246,564

		44,341,523

Beverages 0.4%
Anheuser-Busch Cos., Inc.
4.38%, 01/15/13	21,000	20,383
5.00%, 03/01/19	164,000	142,337
5.75%, 04/01/36	151,000	113,400
6.00%, 11/01/41	103,000	75,164
Bottling Group LLC, 4.63%, 11/15/12	287,000	297,774

2009 Semiannual Report 11

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)
	Principal Amount	Market Value

Beverages (continued)

Coca-Cola Bottling Co. Consolidated, 5.00%, 11/15/12	$62,000	$62,010
Coca-Cola Enterprises, Inc.
8.50%, 02/01/12	146,000	163,667
7.38%, 03/03/14	328,000	374,746
6.95%, 11/15/26	103,000	107,804
Diageo Capital PLC, 5.50%, 09/30/16	300,000	300,662
Diageo Finance BV, 5.30%, 10/28/15	451,000	454,251
Miller Brewing Co., 5.50%, 08/15/13 (b)	103,000	98,862
Pepsi Bottling Group, Inc., 7.00%, 03/01/29	144,000	157,024
PepsiAmericas, Inc., 4.88%, 01/15/15	208,000	202,813
PepsiCo, Inc., 7.90%, 11/01/18	500,000	603,436

		3,174,333

Biotechnology 0.0%
Genentech, Inc., 5.25%, 07/15/35	62,000	52,303

Building Materials 0.1%
CRH America, Inc., 6.00%, 09/30/16	465,000	363,075
Hanson Australia Funding Ltd., 5.25%, 03/15/13	185,000	108,225
Lafarge SA, 6.50%, 07/15/16	185,000	137,308
Masco Corp.
5.88%, 07/15/12	148,000	125,737
4.80%, 06/15/15	246,000	179,653
6.13%, 10/03/16	315,000	220,331

		1,134,329

Chemicals 0.2%
Albemarle Corp., 5.10%, 02/01/15	82,000	68,042
Cytec Industries, Inc., 6.00%, 10/01/15	113,000	86,720
Dow Chemical Co. (The), 6.00%, 10/01/12	310,000	301,904
E.I. du Pont de Nemours & Co., 5.25%, 12/15/16	515,000	519,233
Lubrizol Corp.
5.50%, 10/01/14	196,000	180,099
6.50%, 10/01/34	103,000	79,088
Praxair, Inc., 3.95%, 06/01/13	123,000	122,394
Rohm & Haas Co., 7.85%, 07/15/29	82,000	54,886

		1,412,366

Commercial Services 0.1%
RR Donnelley & Sons Co.
4.95%, 04/01/14	82,000	62,785
6.13%, 01/15/17	400,000	301,237
Science Applications International Corp., 5.50%, 07/01/33	123,000	87,867

		451,889

Computers 0.3%
Dell, Inc., 7.10%, 04/15/28	144,000	130,162
Hewlett-Packard Co.
6.50%, 07/01/12	208,000	227,292
5.50%, 03/01/18	835,000	875,352
International Business Machines Corp.
4.75%, 11/29/12	359,000	381,317
5.88%, 11/29/32	732,000	711,514

		2,325,637

Containers & Packaging 0.0%
Newell Rubbermaid, Inc., 4.00%, 05/01/10	62,000	59,947

Cosmetics/Personal Care 0.1%
Procter & Gamble Co. (The)
4.85%, 12/15/15	123,000	130,656
5.80%, 08/15/34	405,000	415,843

		546,499

Diversified Financial Services 2.4%
American Express Co., 4.88%, 07/15/13	837,000	778,067
American General Finance Corp., Series H, 5.38%, 10/01/12	572,000	251,994
Associates Corp. of North America, 6.95%, 11/01/18	236,000	197,474
AXA Financial, Inc.
7.75%, 08/01/10	185,000	182,842
7.00%, 04/01/28	92,000	66,299
Bear Stearns Cos. LLC (The)
4.55%, 06/23/10	1,943,000	1,978,254
5.70%, 11/15/14	256,000	251,243
5.30%, 10/30/15	123,000	113,938
4.65%, 07/02/18	246,000	210,183
Boeing Capital Corp., 6.10%, 03/01/11	35,000	37,010

12 Semiannual Report 2009

Corporate Bonds (continued)
	Principal Amount	Market Value

Diversified Financial Services (continued)

BP Capital Markets America, Inc., 4.20%, 06/15/18	$103,000	$81,984
BSKYB Finance UK PLC, 5.63%, 10/15/15 (b)	103,000	93,639
Capital One Bank USA NA
5.75%, 09/15/10	164,000	163,365
5.13%, 02/15/14	410,000	344,267
Caterpillar Financial Services Corp.
5.05%, 12/01/10	260,000	266,976
5.50%, 03/15/16	205,000	188,387
CIT Group Funding Co. of Canada, 5.20%, 06/01/15	123,000	67,809
CIT Group, Inc.
4.75%, 12/15/10	139,000	102,902
5.13%, 09/30/14	53,000	29,272
5.40%, 01/30/16	38,000	19,985
5.85%, 09/15/16	174,000	93,306
12.00%, 12/18/18 (b)	469,000	192,290
6.00%, 04/01/36	44,000	19,872
Countrywide Home Loans, Inc., Series L, 4.00%, 03/22/11	494,000	463,173
Credit Suisse USA, Inc.
6.13%, 11/15/11	185,000	193,861
6.50%, 01/15/12	246,000	257,781
5.13%, 01/15/14	119,000	117,866
5.85%, 08/16/16	300,000	301,687
7.13%, 07/15/32	395,000	395,963
FIA Card Services NA, 7.13%, 11/15/12 (b)	140,000	127,581
General Electric Capital Corp.
1.80%, 03/11/11	4,170,000	4,202,893
5.50%, 04/28/11	287,000	295,581
Series A, 5.88%, 02/15/12	41,000	41,779
Series A, 6.00%, 06/15/12	182,000	185,635
Series A, 4.88%, 03/04/15	431,000	402,414
Series A, 5.00%, 01/08/16	205,000	181,035
5.40%, 02/15/17	415,000	361,780
Series A, 5.63%, 09/15/17	1,150,000	1,010,268
Series A, 6.75%, 03/15/32	867,000	675,656
6.15%, 08/07/37	750,000	533,846
HSBC Finance Corp.
4.75%, 04/15/10 (c)	246,000	245,388
7.00%, 05/15/12	264,000	255,714
5.25%, 04/15/15	185,000	160,575
International Lease Finance Corp., 5.00%, 04/15/10	410,000	367,520
Jefferies Group, Inc., 6.25%, 01/15/36	123,000	62,889
MBNA Corp., 5.00%, 05/04/10	226,000	216,645
National Rural Utilities Cooperative Finance Corp.
4.75%, 03/01/14	226,000	225,110
5.45%, 04/10/17	400,000	386,894
Series C, 8.00%, 03/01/32	111,000	108,125
Nissan Motor Acceptance Corp., 4.63%, 03/08/10 (b)	113,000	107,483
Principal Life Global Funding I (b)
6.25%, 02/15/12	150,000	145,995
5.25%, 01/15/13	615,000	569,478
SLM Corp., Series A, 5.38%, 05/15/14	759,000	476,411
TIAA Global Markets, Inc., 4.95%, 07/15/13 (b)	600,000	584,196
UFJ Finance Aruba AEC, 6.75%, 07/15/13	246,000	250,157
Unilever Capital Corp.
7.13%, 11/01/10	76,000	81,598
5.90%, 11/15/32	144,000	138,651

		19,862,986

Electric 1.6%
Alabama Power Co., 5.70%, 02/15/33	226,000	211,964
American Electric Power Co., Inc., 5.25%, 06/01/15	133,000	129,136
Appalachian Power Co., Series L, 5.80%, 10/01/35	144,000	108,722
Arizona Public Service Co., 5.50%, 09/01/35	150,000	89,447
Baltimore Gas & Electric Co., 5.90%, 10/01/16	615,000	584,053
Commonwealth Edison Co.
Series 98, 6.15%, 03/15/12	82,000	84,498
6.15%, 09/15/17	750,000	739,168
Consolidated Edison Co. of New York, Inc.
Series 02-B, 4.88%, 02/01/13	86,000	89,369
Series 05-C, 5.38%, 12/15/15	123,000	123,338
Series 03-A, 5.88%, 04/01/33	82,000	74,876
Consumers Energy Co., Series F, 4.00%, 05/15/10	167,000	167,541
Dominion Resources, Inc.
Series C, 5.70%, 09/17/12	113,000	117,755

2009 Semiannual Report 13

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)
	Principal Amount	Market Value

Electric (continued)

Series E, 6.30%, 03/15/33	$308,000	$286,424
Series B, 5.95%, 06/15/35	174,000	153,116
DTE Energy Co., 6.35%, 06/01/16	287,000	246,815
Duke Energy Carolinas LLC, 6.25%, 01/15/12	970,000	1,038,193
Duke Energy Ohio, Inc.
5.70%, 09/15/12	29,000	29,537
Series A, 5.40%, 06/15/33	51,000	40,552
Entergy Gulf States, Inc., 5.25%, 08/01/15	123,000	111,391
Entergy Mississippi, Inc., 5.15%, 02/01/13	201,000	194,382
Exelon Corp.
4.90%, 06/15/15	287,000	253,191
5.63%, 06/15/35	414,000	284,977
FirstEnergy Corp., Series C, 7.38%, 11/15/31	287,000	244,678
Florida Power & Light Co.
4.85%, 02/01/13	103,000	106,039
5.85%, 02/01/33	70,000	69,531
5.95%, 10/01/33	53,000	53,323
5.40%, 09/01/35	90,000	83,993
5.65%, 02/01/37	200,000	193,141
Florida Power Corp., 5.90%, 03/01/33	247,000	242,271
Georgia Power Co., Series K, 5.13%, 11/15/12	74,000	77,106
Metropolitan Edison Co., 4.88%, 04/01/14	164,000	154,979
MidAmerican Energy Co., 5.80%, 10/15/36	200,000	177,482
MidAmerican Energy Holdings Co.
5.88%, 10/01/12	441,000	455,835
5.75%, 04/01/18	750,000	746,138
New York State Electric & Gas Corp., 5.75%, 05/01/23	41,000	32,150
Ohio Power Co., Series G, 6.60%, 02/15/33	164,000	140,457
Oncor Electric Delivery Co.
6.38%, 05/01/12	383,000	389,580
6.38%, 01/15/15	308,000	305,564
Pacific Gas & Electric Co.
4.80%, 03/01/14	328,000	337,343
5.80%, 03/01/37	150,000	145,517
PacifiCorp, 5.25%, 06/15/35	123,000	110,128
Pepco Holdings, Inc.
6.45%, 08/15/12	74,000	73,902
7.45%, 08/15/32	82,000	65,994
Progress Energy, Inc.
7.10%, 03/01/11	85,000	89,695
7.75%, 03/01/31	164,000	172,856
PSEG Power LLC
6.95%, 06/01/12	51,000	52,207
5.50%, 12/01/15	287,000	265,694
Public Service Co. of Colorado, Series 15, 5.50%, 04/01/14	174,000	183,998
Public Service Electric & Gas Co., Series B, 5.13%, 09/01/12	135,000	139,287
Puget Sound Energy, Inc., 5.48%, 06/01/35	103,000	75,200
SCANA Corp.
6.88%, 05/15/11	359,000	377,297
6.25%, 02/01/12	103,000	104,691
Scottish Power Ltd., 5.81%, 03/15/25	82,000	61,226
Southern California Edison Co.
6.00%, 01/15/34	123,000	124,544
5.55%, 01/15/36	164,000	154,181
Southern Power Co., Series B, 6.25%, 07/15/12	174,000	180,120
SPI Electricity & Gas Australia Holdings Pty Ltd., 6.15%, 11/15/13 (b)	131,000	130,532
Virginia Electric and Power Co.
Series A, 5.40%, 01/15/16	103,000	105,170
Series B, 5.95%, 09/15/17	750,000	794,261
Westar Energy, Inc., 6.00%, 07/01/14	185,000	185,461
Wisconsin Electric Power Co., 5.63%, 05/15/33	41,000	37,824
Xcel Energy, Inc.
5.61%, 04/01/17	173,000	164,911
6.50%, 07/01/36	123,000	115,527

		12,878,278

Electrical Components & Equipment 0.0%
Emerson Electric Co., 6.00%, 08/15/32	57,000	56,500

Environmental Control 0.0%
Waste Management, Inc.
7.38%, 08/01/10	103,000	105,238
6.38%, 11/15/12	144,000	146,721
7.00%, 07/15/28	113,000	96,602

		348,561

14 Semiannual Report 2009

Corporate Bonds (continued)
	Principal Amount	Market Value

Food 0.4%
Cadbury Schweppes US Finance LLC, 5.13%, 10/01/13 (b)	$123,000	$120,085
Campbell Soup Co., 4.88%, 10/01/13	164,000	175,618
ConAgra Foods, Inc.
6.75%, 09/15/11	62,000	65,395
7.00%, 10/01/28	154,000	149,231
General Mills, Inc., 6.00%, 02/15/12	185,000	195,149
H.J. Heinz Finance Co.
6.00%, 03/15/12	150,000	158,151
6.75%, 03/15/32	62,000	57,903
Kellogg Co., Series B, 7.45%, 04/01/31	103,000	116,297
Kraft Foods, Inc.
5.63%, 11/01/11	326,000	342,758
6.00%, 02/11/13	200,000	210,337
6.50%, 11/01/31	131,000	122,095
6.88%, 02/01/38	300,000	294,612
Kroger Co. (The)
6.20%, 06/15/12	164,000	171,864
7.50%, 04/01/31	178,000	194,220
Safeway, Inc.
6.50%, 03/01/11	89,000	93,340
5.80%, 08/15/12	144,000	149,274
5.63%, 08/15/14	123,000	126,574
Sara Lee Corp., 6.25%, 09/15/11	174,000	182,103
SYSCO Corp., 5.38%, 09/21/35	74,000	61,932
W.M. Wrigley Jr. Co., 4.65%, 07/15/15	150,000	132,750

		3,119,688

Forest Products & Paper 0.1%
Celulosa Arauco y Constitucion SA, 5.13%, 07/09/13	123,000	119,103
International Paper Co.
5.85%, 10/30/12	30,000	26,976
5.30%, 04/01/15	144,000	112,183
Inversiones CMPC SA, 4.88%, 06/18/13 (b)	123,000	120,543
Westvaco Corp., 7.95%, 02/15/31	82,000	60,932
Weyerhaeuser Co., 6.75%, 03/15/12	443,000	442,100

		881,837

Gas 0.1%
AGL Capital Corp., 4.45%, 04/15/13	123,000	108,765
Atmos Energy Corp.
5.13%, 01/15/13	92,000	88,650
4.95%, 10/15/14	185,000	172,493
Southern California Gas Co., 4.80%, 10/01/12	267,000	272,526

		642,434

Hand/Machine Tools 0.0%
Black & Decker Corp., 4.75%, 11/01/14	160,000	146,714
Stanley Works (The), 4.90%, 11/01/12	92,000	91,891

		238,605

Health Care Equipment & Supplies 0.3%
Baxter International, Inc.
4.63%, 03/15/15	53,000	53,537
5.38%, 06/01/18	835,000	850,263
Covidien International Finance SA, 6.00%, 10/15/17	940,000	963,463
Johnson & Johnson, 4.95%, 05/15/33	537,000	501,259
Medtronic, Inc., Series B, 4.38%, 09/15/10	129,000	132,876

		2,501,398

Health Care Providers & Services 0.3%
Aetna, Inc., 6.00%, 06/15/16	650,000	624,862
Quest Diagnostics, Inc., 5.45%, 11/01/15	376,000	350,613
UnitedHealth Group, Inc.
5.38%, 03/15/16	205,000	184,386
5.80%, 03/15/36	417,000	308,997
WellPoint, Inc.
5.00%, 12/15/14	598,000	579,519
5.25%, 01/15/16	226,000	206,770
5.95%, 12/15/34	82,000	64,534

		2,319,681

Holding Companies-Diversified 0.1%
EnCana Holdings Finance Corp., 5.80%, 05/01/14	791,000	822,131

Home Builders 0.0%
MDC Holdings, Inc., 5.50%, 05/15/13	103,000	92,673
Toll Brothers Finance Corp., 6.88%, 11/15/12	62,000	59,974

		152,647

2009 Semiannual Report 15

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)
	Principal Amount	Market Value

Household Products/Wares 0.2%
Fortune Brands, Inc., 5.38%, 01/15/16	$585,000	$510,800
Kimberly-Clark Corp.
5.63%, 02/15/12	205,000	219,260
4.88%, 08/15/15	710,000	717,537

		1,447,597

Insurance 0.7%
ACE INA Holdings, Inc., 5.88%, 06/15/14	390,000	387,492
AIG Life Holdings US, Inc., 7.50%, 07/15/25	103,000	31,727
AIG SunAmerica Global Financing X, 6.90%, 03/15/32 (b)	287,000	136,952
Allstate Corp. (The)
6.13%, 02/15/12	176,000	174,242
7.50%, 06/15/13	425,000	434,266
6.13%, 12/15/32	82,000	62,096
5.55%, 05/09/35	62,000	40,904
5.95%, 04/01/36	82,000	56,509
American International Group, Inc.
5.05%, 10/01/15	103,000	37,444
5.60%, 10/18/16	290,000	100,845
6.25%, 05/01/36	164,000	56,030
Berkshire Hathaway Finance Corp., 4.85%, 01/15/15	246,000	253,822
Chubb Corp., 6.00%, 05/11/37	225,000	194,346
Genworth Financial, Inc.
5.75%, 06/15/14	62,000	22,953
6.50%, 06/15/34	144,000	38,507
Hartford Financial Services Group, Inc.
4.75%, 03/01/14	82,000	59,358
6.10%, 10/01/41	41,000	21,483
Infinity Property & Casualty Corp., Series B, 5.50%, 02/18/14	82,000	72,513
Lincoln National Corp., 6.15%, 04/07/36	410,000	229,644
Marsh & McLennan Cos., Inc.
6.25%, 03/15/12	72,000	68,400
5.75%, 09/15/15	327,000	289,780
MetLife, Inc.
6.13%, 12/01/11	445,000	440,963
5.50%, 06/15/14	185,000	179,092
5.70%, 06/15/35	336,000	240,463
Nationwide Mutual Insurance Co., 5.81%, 12/15/24 (a)(b)(h)	205,000	95,687
NLV Financial Corp., 7.50%, 08/15/33 (b)	51,000	39,271
Progressive Corp. (The), 6.25%, 12/01/32	113,000	92,843
Prudential Financial, Inc.
5.10%, 12/14/11	515,000	450,177
Series B, 5.10%, 09/20/14	205,000	162,257
Series B, 5.75%, 07/15/33	103,000	53,419
RLI Corp., 5.95%, 01/15/14	82,000	84,448
Travelers Cos, Inc. (The), 5.75%, 12/15/17	340,000	336,204
Travelers Property Casualty Corp., 6.38%, 03/15/33	133,000	123,573
W.R. Berkley Corp., 5.13%, 09/30/10	72,000	67,960
Western & Southern Financial Group, Inc., 5.75%, 07/15/33 (b)	103,000	68,383
Willis North America, Inc., 5.63%, 07/15/15	123,000	87,699
XL Capital Ltd., 5.25%, 09/15/14	541,000	386,883

		5,678,635

Machinery 0.1%
Caterpillar, Inc.
7.30%, 05/01/31	70,000	68,502
6.05%, 08/15/36	123,000	104,265
Deere & Co.
6.95%, 04/25/14	400,000	441,536
8.10%, 05/15/30	400,000	435,478

		1,049,781

Media 0.9%
CBS Corp.
5.63%, 08/15/12	310,000	297,939
7.88%, 07/30/30	55,000	38,740
5.50%, 05/15/33	82,000	51,077
Comcast Cable Communications Holdings, Inc.
8.38%, 03/15/13	164,000	180,837
9.46%, 11/15/22	82,000	95,292
Comcast Cable Holdings LLC, 9.80%, 02/01/12	213,000	229,624
Comcast Corp.
5.90%, 03/15/16	287,000	286,592
6.50%, 01/15/17	507,000	521,627
7.05%, 03/15/33	205,000	201,447
6.50%, 11/15/35	70,000	65,390
Cox Communications, Inc.
5.45%, 12/15/14	246,000	229,516
5.50%, 10/01/15	667,000	610,593
Gannett Co., Inc., 6.38%, 04/01/12	164,000	125,625

16 Semiannual Report 2009

Corporate Bonds (continued)
	Principal Amount	Market Value

Media (continued)

Historic TW, Inc., 6.88%, 06/15/18	$122,000	$116,062
News America Holdings, Inc.
9.25%, 02/01/13	82,000	87,696
8.00%, 10/17/16	82,000	83,541
News America, Inc.
5.30%, 12/15/14	433,000	431,955
7.28%, 06/30/28	53,000	43,289
6.20%, 12/15/34	170,000	128,117
Time Warner Cable, Inc., 6.20%, 07/01/13	500,000	522,395
Time Warner, Inc.
6.88%, 05/01/12	384,000	403,857
7.63%, 04/15/31	773,000	698,973
7.70%, 05/01/32	648,000	589,842
Viacom, Inc.
6.25%, 04/30/16	351,000	325,244
6.88%, 04/30/36	226,000	184,298
Walt Disney Co. (The)
Series B, 6.38%, 03/01/12	97,000	104,513
Series B, 6.20%, 06/20/14	687,000	760,479

		7,414,560

Mining 0.2%
Alcoa, Inc., 5.87%, 02/23/22	335,000	220,597
Barrick Gold Finance Co., 4.88%, 11/15/14	160,000	149,462
BHP Billiton Finance USA Ltd., 5.25%, 12/15/15	225,000	224,797
Newmont Mining Corp., 5.88%, 04/01/35	164,000	118,703
Placer Dome, Inc., 6.38%, 03/01/33	96,000	79,919
Rio Tinto Alcan, Inc.
5.00%, 06/01/15	205,000	164,824
5.75%, 06/01/35	144,000	93,663
Vale Overseas Ltd., 6.88%, 11/21/36	556,000	452,849

		1,504,814

Miscellaneous Manufacturing 0.2%
3M Co., 5.70%, 03/15/37	235,000	225,226
Dover Corp., 4.88%, 10/15/15	156,000	152,055
General Electric Co., 5.00%, 02/01/13	946,000	970,988
Honeywell International, Inc.
6.13%, 11/01/11	103,000	112,029
5.40%, 03/15/16	440,000	453,697

		1,913,995

Office/Business Equipment 0.0%
Pitney Bowes, Inc.
4.75%, 01/15/16	205,000	193,788
4.75%, 05/15/18	62,000	57,186

		250,974

Oil & Gas 0.7%
Anadarko Finance Co.
6.75%, 05/01/11	82,000	84,495
7.50%, 05/01/31	207,000	163,572
Anadarko Petroleum Corp., 6.45%, 09/15/36	269,000	203,935
Apache Corp.
6.25%, 04/15/12	160,000	170,373
7.63%, 07/01/19	41,000	47,291
Apache Finance Canada Corp., 4.38%, 05/15/15	238,000	228,234
Canadian Natural Resources Ltd., 6.25%, 03/15/38	660,000	536,678
Conoco Funding Co., 6.35%, 10/15/11	408,000	446,770
ConocoPhillips
4.75%, 10/15/12	270,000	282,329
5.90%, 10/15/32	123,000	113,482
ConocoPhillips Australia Funding Co., 5.50%, 04/15/13	226,000	241,056
Devon Energy Corp., 7.95%, 04/15/32	250,000	273,875
Devon Financing Corp. ULC, 6.88%, 09/30/11	297,000	315,763
Halliburton Co., 5.50%, 10/15/10	228,000	237,508
Hess Corp., 7.30%, 08/15/31	196,000	177,121
Marathon Oil Corp., 6.80%, 03/15/32	82,000	71,352
Motiva Enterprises LLC, 5.20%, 09/15/12 (b)	51,000	52,736
Murphy Oil Corp., 6.38%, 05/01/12	41,000	41,114
Nabors Industries, Inc., 5.38%, 08/15/12	29,000	26,681
Occidental Petroleum Corp.
6.75%, 01/15/12	185,000	197,530
7.00%, 11/01/13	250,000	282,292
Pemex Project Funding Master Trust
9.13%, 10/13/10	97,000	103,790
6.63%, 06/15/35	226,000	182,746
PTT PCL, 5.88%, 08/03/35 (b)	123,000	95,006

2009 Semiannual Report 17

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)
	Principal Amount	Market Value

Oil & Gas (continued)

Transocean Ltd., 7.50%, 04/15/31	$123,000	$113,126
Valero Energy Corp.
6.88%, 04/15/12	260,000	265,976
7.50%, 04/15/32	82,000	67,433
6.63%, 06/15/37	320,000	253,363
XTO Energy, Inc.
5.30%, 06/30/15	195,000	188,959
5.65%, 04/01/16	82,000	79,633
6.50%, 12/15/18	140,000	142,286
6.38%, 06/15/38	390,000	366,726

		6,053,231

Pharmaceuticals 0.8%
Abbott Laboratories, 5.88%, 05/15/16	334,000	358,138
AstraZeneca PLC
5.40%, 06/01/14	155,000	166,924
5.90%, 09/15/17	300,000	315,649
Bristol-Myers Squibb Co., 5.25%, 08/15/13	825,000	862,815
Eli Lilly & Co.
6.00%, 03/15/12	205,000	223,159
5.20%, 03/15/17	800,000	825,149
7.13%, 06/01/25	82,000	89,658
GlaxoSmithKline Capital, Inc.
5.65%, 05/15/18	940,000	975,639
5.38%, 04/15/34	139,000	123,887
Merck & Co., Inc.
4.75%, 03/01/15	396,000	406,123
6.40%, 03/01/28	51,000	51,012
5.95%, 12/01/28	113,000	106,775
Pfizer, Inc., 4.65%, 03/01/18	185,000	182,097
Pharmacia Corp., 6.60%, 12/01/28	123,000	121,004
Schering-Plough Corp., 5.30%, 12/01/13	800,000	848,199
Teva Pharmaceutical Finance LLC, 6.15%, 02/01/36	98,000	94,120
Wyeth
5.50%, 02/01/14	472,000	506,681
5.50%, 02/15/16	241,000	247,165
6.50%, 02/01/34	144,000	145,758

		6,649,952

Pipelines 0.4%
Boardwalk Pipelines LP, 5.20%, 06/01/18	62,000	47,854
CenterPoint Energy Resources Corp., 7.88%, 04/01/13	246,000	257,988
Colonial Pipeline Co., 7.63%, 04/15/32 (b)	150,000	159,779
Consolidated Natural Gas Co., Series A, 5.00%, 12/01/14	396,000	395,204
Enterprise Products Operating LLC, Series B, 5.60%, 10/15/14	656,000	608,984
Kinder Morgan Energy Partners LP
7.50%, 11/01/10	144,000	149,726
6.75%, 03/15/11	64,000	65,685
5.00%, 12/15/13	1,000,000	946,692
5.80%, 03/15/35	144,000	108,963
Plains All American Pipeline LP, 5.63%, 12/15/13	230,000	207,612
Spectra Energy Capital LLC, 6.75%, 02/15/32	123,000	100,951
Texas Eastern Transmission LP, 7.30%, 12/01/10	500,000	521,072
Texas Gas Transmission LLC, 4.60%, 06/01/15	123,000	102,482

		3,672,992

Real Estate 0.0%
Colonial Realty LP, 6.25%, 06/15/14	320,000	228,609
Westfield Capital Corp. Ltd., 5.13%, 11/15/14 (b)	107,000	92,558

		321,167

Real Estate Investment Trusts 0.4%
AvalonBay Communities, Inc., 6.63%, 09/15/11	62,000	59,461
Boston Properties LP, 5.00%, 06/01/15	360,000	282,313
Brandywine Operating Partnership LP, 5.63%, 12/15/10	125,000	111,416
Camden Property Trust, 5.00%, 06/15/15	103,000	76,854
Developers Diversified Realty Corp., 5.38%, 10/15/12	205,000	92,671
ERP Operating LP
5.25%, 09/15/14	278,000	239,752
5.38%, 08/01/16	205,000	169,698
HCP, Inc.
6.45%, 06/25/12	39,000	35,722
6.00%, 01/30/17	328,000	267,608
Health Care REIT, Inc., 6.00%, 11/15/13	123,000	102,072
Hospitality Properties Trust, 6.75%, 02/15/13	525,000	420,846
HRPT Properties Trust, 5.75%, 02/15/14	123,000	98,133

18 Semiannual Report 2009

Corporate Bonds (continued)
	Principal Amount	Market Value

Real Estate Investment Trusts (continued)

iStar Financial, Inc., 5.65%, 09/15/11	$176,000	$80,960
Liberty Property LP, 7.25%, 03/15/11	27,000	24,362
Simon Property Group LP
4.60%, 06/15/10	164,000	159,966
5.10%, 06/15/15	294,000	248,831
6.10%, 05/01/16	287,000	248,098
Vornado Realty LP, 5.60%, 02/15/11	144,000	135,242
Washington Real Estate Investment Trust, 5.25%, 01/15/14	82,000	61,373

		2,915,378

Retail 0.8%
Costco Wholesale Corp., 5.50%, 03/15/17	475,000	495,949
CVS Caremark Corp., 6.25%, 06/01/27	460,000	433,876
Home Depot, Inc.
5.25%, 12/16/13	200,000	198,054
5.40%, 03/01/16	410,000	393,817
JC Penney Corp., Inc., 5.75%, 02/15/18	600,000	522,095
Limited Brands, Inc., 6.13%, 12/01/12 (c)	103,000	90,718
Lowe’s Cos., Inc., 6.50%, 03/15/29	164,000	152,787
Macy’s Retail Holdings, Inc.
6.63%, 04/01/11	289,000	275,540
5.75%, 07/15/14 (c)	308,000	261,827
6.90%, 04/01/29	353,000	235,548
McDonald’s Corp., Series I, 5.35%, 03/01/18	240,000	248,164
Target Corp.
10.00%, 01/01/11	46,000	50,789
7.00%, 07/15/31	121,000	110,320
6.35%, 11/01/32	217,000	185,814
Wal-Mart Stores, Inc.
4.13%, 07/01/10	287,000	294,822
4.13%, 02/15/11	267,000	278,267
5.00%, 04/05/12	1,300,000	1,391,543
7.55%, 02/15/30	82,000	94,558
5.25%, 09/01/35	492,000	450,710
Yum! Brands, Inc., 8.88%, 04/15/11	82,000	88,034

		6,253,232

Savings&Loans 0.0%
Golden West Financial Corp., 4.75%, 10/01/12	109,000	102,074

Software 0.1%
Oracle Corp., 5.25%, 01/15/16	548,000	561,805

Telecommunications 1.7%
America Movil SAB de CV
5.75%, 01/15/15	155,000	150,374
6.38%, 03/01/35	123,000	99,243
Ameritech Capital Funding Corp., 6.45%, 01/15/18	62,000	60,360
AT&T Mobility LLC, 7.13%, 12/15/31	287,000	286,107
AT&T, Inc.
5.30%, 11/15/10	267,000	277,218
6.25%, 03/15/11	330,000	347,876
5.88%, 08/15/12	295,000	313,295
5.10%, 09/15/14	597,000	620,460
5.63%, 06/15/16	205,000	208,600
6.15%, 09/15/34	814,000	727,752
BellSouth Corp.
6.00%, 10/15/11	583,000	620,723
5.20%, 09/15/14	349,000	361,495
6.55%, 06/15/34	123,000	112,412
British Telecommunications PLC, 9.13%, 12/15/30	391,000	375,907
Cisco Systems, Inc.
5.25%, 02/22/11	205,000	217,954
5.50%, 02/22/16	325,000	343,909
4.95%, 02/15/19	835,000	849,847
Deutsche Telekom International Finance BV
5.25%, 07/22/13	513,000	525,782
5.75%, 03/23/16	273,000	271,848
8.25%, 06/15/30	256,000	295,561
Embarq Corp.
6.74%, 06/01/13	433,000	417,845
7.08%, 06/01/16	92,000	88,320
France Telecom SA
7.75%, 03/01/11	167,000	180,877
8.50%, 03/01/31	283,000	360,163
GTE Corp.
6.84%, 04/15/18	144,000	144,622
6.94%, 04/15/28	103,000	91,502
KONINKLIJKE KPN NV, 8.00%, 10/01/10	215,000	225,498
Motorola, Inc.
7.63%, 11/15/10	111,000	111,596
7.50%, 05/15/25	144,000	102,882
New Cingular Wireless Services, Inc.
8.13%, 05/01/12	31,000	34,255
8.75%, 03/01/31	224,000	256,401
Rogers Communications, Inc., 7.25%, 12/15/12	540,000	569,785

2009 Semiannual Report 19

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)
	Principal Amount	Market Value

Telecommunications (continued)

Telecom Italia Capital SA
6.20%, 07/18/11	$144,000	$145,086
4.95%, 09/30/14	205,000	189,463
5.25%, 10/01/15	730,000	648,488
6.00%, 09/30/34	160,000	113,532
Telefonos de Mexico SAB de CV, 5.50%, 01/27/15	164,000	160,749
Verizon Communications, Inc.
4.90%, 09/15/15	410,000	403,951
5.85%, 09/15/35	82,000	71,139
Verizon Global Funding Corp.
6.88%, 06/15/12	205,000	221,191
7.38%, 09/01/12	363,000	397,289
4.38%, 06/01/13	256,000	261,586
7.75%, 12/01/30	810,000	853,590
Vodafone Group PLC
5.00%, 12/16/13	461,000	479,420
7.88%, 02/15/30	144,000	157,633
6.15%, 02/27/37	75,000	72,551

		13,826,137

Tobacco 0.2%
Altria Group, Inc.
9.70%, 11/10/18	600,000	701,125
10.20%, 02/06/39	420,000	462,390
Philip Morris International, Inc.
5.65%, 05/16/18	300,000	303,588
6.38%, 05/16/38	150,000	150,094

		1,617,197

Transportation 0.2%
Burlington Northern Santa Fe Corp., 7.95%, 08/15/30	144,000	158,150
CSX Corp.
6.75%, 03/15/11	92,000	94,620
5.50%, 08/01/13	308,000	299,592
Norfolk Southern Corp.
6.75%, 02/15/11	371,000	390,949
5.59%, 05/17/25	59,000	50,313
7.25%, 02/15/31	87,000	87,006
Union Pacific Corp.
5.38%, 06/01/33	43,000	33,486
6.25%, 05/01/34	164,000	144,342
United Parcel Service of America, Inc.
8.38%, 04/01/20	82,000	97,634
8.38%, 04/01/30 (d)	123,000	142,723

		1,498,815

Trucking & Leasing 0.0% (b)
TTX Co., 4.90%, 03/01/15	154,000	133,648

Utility 0.0%
Ohio Power Co., 6.00%, 06/01/16	349,000	338,750

Total Corporate Bonds (cost $178,777,607)		166,140,968

Municipal Bonds 0.2%

CALIFORNIA 0.0%
State of California, 7.55%, 04/01/39	420,000	437,913

ILLINOIS 0.1%
State of Illinois, 5.10%, 06/01/33	695,000	573,299

NEW YORK 0.0%
Metropolitan Transportation Authority, 7.34%, 11/15/39	105,000	112,124

TEXAS 0.1% (e)
City of Dallas, Texas, 5.50%, 02/15/24	492,000	492,177

Total Municipal Bonds (cost $1,672,105)		1,615,513

Sovereign Bonds 2.5%

BRAZIL 0.4%
Brazilian Government International Bond, 8.00%, 01/15/18	2,845,000	3,072,600

CANADA 0.3%
Province of British Columbia Canada, 4.30%, 05/30/13	111,000	114,803
Province of Manitoba Canada, 5.00%, 02/15/12	275,000	289,985
Province of Nova Scotia Canada, 5.13%, 01/26/17	615,000	642,908
Province of Ontario Canada
4.38%, 02/15/13	297,000	307,801
4.50%, 02/03/15	463,000	470,612
4.75%, 01/19/16	205,000	210,024
Province of Quebec Canada
4.60%, 05/26/15	246,000	248,273
Series PD, 7.50%, 09/15/29	402,000	477,499

		2,761,905

20 Semiannual Report 2009

Sovereign Bonds (continued)
	Principal Amount	Market Value

CHILE 0.0%
Chile Government International Bond, 5.50%, 01/15/13	$123,000	$130,491

CHINA 0.0%
China Government International Bond, 4.75%, 10/29/13	205,000	214,757

ITALY 0.3%
Italian Republic
4.38%, 06/15/13	390,000	397,094
4.50%, 01/21/15	652,000	657,714
4.75%, 01/25/16	287,000	284,151
6.88%, 09/27/23	174,000	191,143
5.38%, 06/15/33	584,000	537,612

		2,067,714

LUXEMBOURG 0.3%
European Investment Bank
4.63%, 05/15/14	630,000	667,148
4.63%, 10/20/15	1,675,000	1,764,144
5.13%, 09/13/16	250,000	266,624

		2,697,916

MEXICO 0.2%
Mexico Government International Bond
6.38%, 01/16/13	545,000	579,062
6.75%, 09/27/34	1,123,000	1,090,433

		1,669,495

POLAND 0.0%
Poland Government International Bond, 5.00%, 10/19/15	156,000	149,898

REPUBLIC OF KOREA 0.1%
Export-Import Bank of Korea, 5.13%, 02/14/11	246,000	246,187
Republic of Korea, 4.25%, 06/01/13 (c)	492,000	480,466

		726,653

SOUTH AFRICA 0.0%
South Africa Government International Bond, 6.50%, 06/02/14	144,000	150,120

SPAIN 0.2%
Telefonica Emisiones SAU, 6.42%, 06/20/16	1,080,000	1,129,872

SWEDEN 0.5%
Svensk Exportkredit AB, Series A, 4.88%, 09/29/11	4,101,000	4,316,122

UNITED STATES 0.2%
Inter-American Development Bank
5.00%, 04/05/11	250,000	265,217
5.13%, 09/13/16	65,000	69,523
International Bank for Reconstruction & Development, 7.63%, 01/19/23	677,000	883,956

		1,218,696

VENEZUELA 0.0%
Corp Andina de Fomento, 6.88%, 03/15/12	164,000	164,275

Total Sovereign Bonds (cost $19,889,952)		20,470,514

U.S. Government Mortgage Backed Agencies 38.9%

Fannie Mae Pool
Pool #560868, 7.50%, 02/01/31	2,669	2,906
Pool #607212, 7.50%, 10/01/31	62,910	68,508
Pool #607559, 6.50%, 11/01/31	1,704	1,828
Pool #607632, 6.50%, 11/01/31	309	332
Pool #661664, 7.50%, 09/01/32	55,032	59,649
Pool #254548, 5.50%, 12/01/32	77,752	80,943
Pool #656559, 6.50%, 02/01/33	166,059	177,919
Pool #694846, 6.50%, 04/01/33	25,566	27,121
Pool #555421, 5.00%, 05/01/33	27,737,850	28,646,354
Pool #254767, 5.50%, 06/01/33	8,770,172	9,094,422
Pool #750229, 6.50%, 10/01/33	143,459	152,180
Pool #725027, 5.00%, 11/01/33	3,179,216	3,283,346
Pool #725424, 5.50%, 04/01/34	10,825,193	11,225,422
Pool #725425, 5.50%, 04/01/34	1,999,636	2,073,567
Pool #788027, 6.50%, 09/01/34	143,545	152,989

2009 Semiannual Report 21

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)
	Principal Amount	Market Value

Pool #804847, 4.50%, 01/01/35	$215,813	$220,246
Pool #735141, 5.50%, 01/01/35	5,577,481	5,783,692
Pool #256023, 6.00%, 12/01/35	4,276,537	4,474,742
Pool #845425, 6.00%, 02/01/36	1,521,429	1,593,368
Pool #894441, 5.83%, 08/01/36 (a)	5,593,578	5,787,862
Pool #897166, 6.50%, 10/01/36	1,880,730	1,995,073
Pool #906185, 5.96%, 01/01/37 (a)	3,773,674	3,949,039
Pool #888637, 6.00%, 09/01/37	238,370	249,455
Pool #995050, 6.00%, 09/01/37	46,085,440	48,221,362
Pool #955760, 6.00%, 10/01/37	8,098,711	8,475,327
Pool #955194, 7.00%, 11/01/37	3,694,005	3,955,650
Pool #929329, 6.00%, 04/01/38	405,354	424,182
Pool #965124, 6.50%, 09/01/38	6,095,523	6,466,725
Pool #990653, 6.50%, 09/01/38	302,662	321,093
Federal Home Loan Mortgage Corp. TBA
5.00%, 05/12/39	31,900,000	32,787,203
Federal National Mortgage Association TBA
6.00%, 05/17/16	900,000	944,437
5.00%, 05/01/24	7,500,000	7,741,410
4.00%, 05/18/24	3,400,000	3,444,625
5.50%, 05/18/24	600,000	628,156
6.00%, 05/12/39	3,500,000	3,377,702
6.50%, 06/11/39	300,000	316,687
Freddie Mac Gold Pool
Pool #G10399, 6.50%, 07/01/09	1	1
Pool #E00394, 7.50%, 09/01/10	6,837	7,102
Pool #M80898, 4.50%, 02/01/11	224,985	234,906
Pool #M80904, 4.50%, 03/01/11	144,558	149,784
Pool #M80917, 4.50%, 05/01/11	35,593	37,162
Pool #M80926, 4.50%, 07/01/11	135,893	141,987
Pool #M80934, 4.50%, 08/01/11	173,072	179,329
Pool #G10940, 6.50%, 11/01/11	3,710	3,823
Pool #G11130, 6.00%, 12/01/11	29,897	31,069
Pool #M80981, 4.50%, 07/01/12	73,099	75,674
Pool #E00507, 7.50%, 09/01/12	1,191	1,253
Pool #G10749, 6.00%, 10/01/12	28,275	29,697
Pool #M81009, 4.50%, 02/01/13	97,671	101,202
Pool #E69050, 6.00%, 02/01/13	19,171	20,154
Pool #E72896, 7.00%, 10/01/13	9,484	9,989
Pool #G11612, 6.00%, 04/01/14	15,563	16,158
Pool #E00677, 6.00%, 06/01/14	48,780	50,886
Pool #E00802, 7.50%, 02/01/15	25,092	26,591
Pool #G11001, 6.50%, 03/01/15	17,377	18,377
Pool #G11003, 7.50%, 04/01/15	1,340	1,419
Pool #G11164, 7.00%, 05/01/15	4,381	4,639
Pool #E81396, 7.00%, 10/01/15	919	974
Pool #E81394, 7.50%, 10/01/15	7,931	8,416
Pool #E84097, 6.50%, 12/01/15	2,752	2,909
Pool #E00938, 7.00%, 01/01/16	12,441	13,189
Pool #E82132, 7.00%, 01/01/16	2,607	2,764
Pool #E82815, 6.00%, 03/01/16	9,004	9,482
Pool #G11972, 6.00%, 04/01/16	140,488	147,949
Pool #E83231, 6.00%, 04/01/16	2,520	2,659
Pool #E83233, 6.00%, 04/01/16	6,550	6,910
Pool #E83046, 7.00%, 04/01/16	1,355	1,437
Pool #E00975, 6.00%, 05/01/16	34,994	36,638

22 Semiannual Report 2009

U.S. Government Mortgage Backed Agencies (continued)
	Principal Amount	Market Value

Pool #E83355, 6.00%, 05/01/16	$9,111	$9,612
Pool #E83636, 6.00%, 05/01/16	16,042	16,924
Pool #E83933, 6.50%, 05/01/16	711	751
Pool #E00985, 6.00%, 06/01/16	19,373	20,285
Pool #E00987, 6.50%, 06/01/16	17,513	18,433
Pool #E84236, 6.50%, 06/01/16	4,566	4,825
Pool #E00996, 6.50%, 07/01/16	2,130	2,242
Pool #E84912, 6.50%, 08/01/16	10,462	11,057
Pool #E85117, 6.50%, 08/01/16	5,803	6,133
Pool #E85387, 6.00%, 09/01/16	22,309	23,535
Pool #E85800, 6.50%, 10/01/16	3,987	4,214
Pool #E86183, 6.00%, 11/01/16	3,085	3,255
Pool #G11207, 7.00%, 11/01/16	11,003	11,667
Pool #E01083, 7.00%, 11/01/16	3,972	4,207
Pool #E86746, 5.50%, 12/01/16	46,628	48,513
Pool #E86533, 6.00%, 12/01/16	5,982	6,311
Pool #E01095, 6.00%, 01/01/17	8,102	8,487
Pool #E87584, 6.00%, 01/01/17	6,294	6,640
Pool #E86995, 6.50%, 01/01/17	19,113	20,201
Pool #E87291, 6.50%, 01/01/17	25,847	27,317
Pool #E87446, 6.50%, 01/01/17	3,901	4,120
Pool #E88076, 6.00%, 02/01/17	7,014	7,395
Pool #E01127, 6.50%, 02/01/17	12,849	13,534
Pool #E88055, 6.50%, 02/01/17	41,245	43,553
Pool #E88106, 6.50%, 02/01/17	25,590	27,022
Pool #E01137, 6.00%, 03/01/17	12,179	12,759
Pool #E88134, 6.00%, 03/01/17	2,185	2,304
Pool #E88474, 6.00%, 03/01/17	12,039	12,694
Pool #E88768, 6.00%, 03/01/17	28,962	30,554
Pool #E01138, 6.50%, 03/01/17	6,710	7,069
Pool #E01139, 6.00%, 04/01/17	55,762	58,424
Pool #E88729, 6.00%, 04/01/17	8,853	9,334
Pool #E89149, 6.00%, 04/01/17	15,589	16,437
Pool #E89151, 6.00%, 04/01/17	10,036	10,581
Pool #E89217, 6.00%, 04/01/17	8,819	9,298
Pool #E89222, 6.00%, 04/01/17	50,839	53,602
Pool #E89347, 6.00%, 04/01/17	3,090	3,258
Pool #E89496, 6.00%, 04/01/17	12,250	12,915
Pool #E89203, 6.50%, 04/01/17	5,514	5,822
Pool #G11409, 6.00%, 05/01/17	73,981	78,048
Pool #E01140, 6.00%, 05/01/17	47,926	50,217
Pool #E89788, 6.00%, 05/01/17	7,605	8,019
Pool #E89530, 6.00%, 05/01/17	32,991	34,784
Pool #E89746, 6.00%, 05/01/17	78,885	83,173
Pool #E89909, 6.00%, 05/01/17	12,742	13,435
Pool #E01156, 6.50%, 05/01/17	19,280	20,317
Pool #E89924, 6.50%, 05/01/17	39,208	41,402
Pool #E01157, 6.00%, 06/01/17	34,005	35,632
Pool #B15071, 6.00%, 06/01/17	159,280	168,037
Pool #E90194, 6.00%, 06/01/17	9,626	10,150
Pool #E90227, 6.00%, 06/01/17	7,846	8,273
Pool #E90313, 6.00%, 06/01/17	4,104	4,327

2009 Semiannual Report 23

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)
	Principal Amount	Market Value

Pool #E90591, 5.50%, 07/01/17	$49,854	$52,150
Pool #E90594, 6.00%, 07/01/17	31,299	33,000
Pool #E90667, 6.00%, 07/01/17	8,953	9,440
Pool #E90645, 6.00%, 07/01/17	50,749	53,508
Pool #E01186, 5.50%, 08/01/17	109,342	114,306
Pool #E01205, 6.50%, 08/01/17	14,070	14,827
Pool #G11295, 5.50%, 09/01/17	71,748	75,053
Pool #G11458, 6.00%, 09/01/17	22,733	23,919
Pool #G11434, 6.50%, 01/01/18	19,755	20,879
Pool #E01311, 5.50%, 02/01/18	1,183,348	1,236,599
Pool #G11399, 5.50%, 04/01/18	103,246	108,130
Pool #B10210, 5.50%, 10/01/18	223,058	232,913
Pool #B10653, 5.50%, 11/01/18	161,506	168,641
Pool #B11548, 5.50%, 12/01/18	73,177	76,136
Pool #G11531, 5.50%, 02/01/19	47,389	49,482
Pool #E01604, 5.50%, 03/01/19	89,524	93,143
Pool #B12908, 5.50%, 03/01/19	86,345	89,998
Pool #B13600, 5.50%, 04/01/19	59,424	61,938
Pool #B13430, 5.50%, 04/01/19	66,655	69,475
Pool #B15396, 5.50%, 06/01/19	106,967	111,493
Pool #G18007, 6.00%, 07/01/19	41,851	43,924
Pool #G18006, 5.50%, 08/01/19	83,955	87,507
Pool #B16087, 6.00%, 08/01/19	83,862	88,014
Pool #G18022, 5.50%, 11/01/19	175,556	182,983
Pool #B14288, 5.50%, 12/01/19	94,354	98,346
Pool #B18437, 5.50%, 05/01/20	82,003	85,395
Pool #G18062, 6.00%, 06/01/20	82,497	86,582
Pool #J02325, 5.50%, 07/01/20	140,804	146,629
Pool #J00718, 5.00%, 12/01/20	793,323	822,918
Pool #J00935, 5.00%, 12/01/20	81,313	84,347
Pool #J00854, 5.00%, 01/01/21	467,157	484,584
Pool #J00871, 5.00%, 01/01/21	179,717	186,421
Pool #J01049, 5.00%, 01/01/21	1,719,230	1,783,365
Pool #G18096, 5.50%, 01/01/21	67,451	70,178
Pool #J00855, 5.50%, 01/01/21	188,594	196,395
Pool #J01189, 5.00%, 02/01/21	112,724	116,788
Pool #J01279, 5.50%, 02/01/21	158,502	164,960
Pool #J01256, 5.00%, 03/01/21	100,138	103,748
Pool #J01414, 5.00%, 03/01/21	80,972	83,891
Pool #J01576, 5.00%, 04/01/21	469,642	486,575
Pool #J01570, 5.50%, 04/01/21	104,240	108,454
Pool #J01633, 5.50%, 04/01/21	474,072	493,386
Pool #J01757, 5.00%, 05/01/21	190,009	196,859
Pool #J01771, 5.00%, 05/01/21	138,513	143,507
Pool #J01833, 5.00%, 05/01/21	83,813	86,835
Pool #J01879, 5.00%, 05/01/21	167,878	173,931
Pool #J06015, 5.00%, 05/01/21	158,059	163,758
Pool #G18122, 5.00%, 06/01/21	143,280	148,446
Pool #G18123, 5.50%, 06/01/21	244,161	254,109
Pool #J01980, 6.00%, 06/01/21	104,596	109,775
Pool #J03074, 5.00%, 07/01/21	130,968	135,690
Pool #J03028, 5.50%, 07/01/21	95,269	99,151

24 Semiannual Report 2009

U.S. Government Mortgage Backed Agencies (continued)
	Principal Amount	Market Value

Pool #G12245, 6.00%, 07/01/21	$88,906	$93,308
Pool #G12310, 5.50%, 08/01/21	70,672	73,552
Pool #G12348, 6.00%, 08/01/21	171,987	180,502
Pool #G12412, 5.50%, 11/01/21	93,320	97,122
Pool #C00351, 8.00%, 07/01/24	1,557	1,709
Pool #D60780, 8.00%, 06/01/25	3,495	3,847
Pool #D64617, 8.00%, 10/01/25	19,310	21,181
Pool #D82854, 7.00%, 10/01/27	3,703	4,001
Pool #C00566, 7.50%, 12/01/27	6,366	6,980
Pool #C00678, 7.00%, 11/01/28	9,062	9,753
Pool #C18271, 7.00%, 11/01/28	5,074	5,460
Pool #C00836, 7.00%, 07/01/29	3,525	3,791
Pool #A16201, 7.00%, 08/01/29	16,303	17,533
Pool #C31282, 7.00%, 09/01/29	761	818
Pool #C31285, 7.00%, 09/01/29	9,050	9,733
Pool #A18212, 7.00%, 11/01/29	162,904	175,196
Pool #C32914, 8.00%, 11/01/29	4,119	4,519
Pool #C37436, 8.00%, 01/01/30	5,234	5,743
Pool #C36306, 7.00%, 02/01/30	4,899	5,264
Pool #C36429, 7.00%, 02/01/30	4,377	4,703
Pool #C00921, 7.50%, 02/01/30	4,893	5,331
Pool #G01108, 7.00%, 04/01/30	3,009	3,236
Pool #C37703, 7.50%, 04/01/30	3,405	3,710
Pool #C41561, 8.00%, 08/01/30	3,090	3,386
Pool #C01051, 8.00%, 09/01/30	8,764	9,602
Pool #C43550, 7.00%, 10/01/30	7,857	8,443
Pool #C44017, 7.50%, 10/01/30	706	769
Pool #C43967, 8.00%, 10/01/30	35,271	38,645
Pool #C44978, 7.00%, 11/01/30	1,533	1,648
Pool #C44957, 8.00%, 11/01/30	5,287	5,792
Pool #C01106, 7.00%, 12/01/30	46,103	49,539
Pool #C01103, 7.50%, 12/01/30	4,050	4,413
Pool #C01116, 7.50%, 01/01/31	3,874	4,221
Pool #C46932, 7.50%, 01/01/31	6,776	7,384
Pool #C47287, 7.50%, 02/01/31	5,403	5,887
Pool #G01217, 7.00%, 03/01/31	40,937	43,988
Pool #C48851, 7.00%, 03/01/31	6,776	7,269
Pool #C48206, 7.50%, 03/01/31	10,874	11,849
Pool #C53324, 7.00%, 06/01/31	8,971	9,623
Pool #C01209, 8.00%, 06/01/31	2,052	2,248
Pool #C54792, 7.00%, 07/01/31	49,502	53,098
Pool #C55071, 7.50%, 07/01/31	606	659
Pool #G01309, 7.00%, 08/01/31	10,399	11,154
Pool #C01222, 7.00%, 09/01/31	7,745	8,307
Pool #G01311, 7.00%, 09/01/31	63,834	68,592
Pool #G01315, 7.00%, 09/01/31	2,413	2,593
Pool #C58647, 7.00%, 10/01/31	2,341	2,511
Pool #C58694, 7.00%, 10/01/31	15,789	16,935
Pool #C60012, 7.00%, 11/01/31	1,998	2,143
Pool #C61298, 8.00%, 11/01/31	5,141	5,609
Pool #C61105, 7.00%, 12/01/31	7,613	8,165
Pool #C01305, 7.50%, 12/01/31	4,427	4,818

2009 Semiannual Report 25

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)
	Principal Amount	Market Value

Pool #C62218, 7.00%, 01/01/32	$9,983	$10,708
Pool #C63171, 7.00%, 01/01/32	24,813	26,615
Pool #C64121, 7.50%, 02/01/32	5,675	6,175
Pool #C01345, 7.00%, 04/01/32	33,649	36,068
Pool #G01391, 7.00%, 04/01/32	102,182	109,798
Pool #C66744, 7.00%, 04/01/32	1,788	1,917
Pool #C65717, 7.50%, 04/01/32	7,730	8,385
Pool #C01370, 8.00%, 04/01/32	7,252	7,913
Pool #C66916, 7.00%, 05/01/32	25,772	27,625
Pool #C67259, 7.00%, 05/01/32	2,916	3,125
Pool #C67235, 7.00%, 05/01/32	60,746	65,113
Pool #C01381, 8.00%, 05/01/32	41,587	45,371
Pool #C68290, 7.00%, 06/01/32	9,493	10,175
Pool #C68300, 7.00%, 06/01/32	47,673	51,100
Pool #C68307, 8.00%, 06/01/32	2,682	2,926
Pool #G01449, 7.00%, 07/01/32	72,592	78,002
Pool #C68988, 7.50%, 07/01/32	3,167	3,435
Pool #C69908, 7.00%, 08/01/32	43,714	46,857
Pool #C70211, 7.00%, 08/01/32	41,808	44,813
Pool #C71089, 7.50%, 09/01/32	11,415	12,383
Pool #C72160, 7.50%, 10/01/32	3,042	3,300
Pool #C77531, 6.50%, 02/01/33	68,911	73,768
Pool #G01536, 7.00%, 03/01/33	54,080	57,655
Pool #A10212, 6.50%, 06/01/33	18,046	19,284
Pool #A16419, 6.50%, 11/01/33	33,385	35,676
Pool #A17177, 6.50%, 12/01/33	20,075	21,452
Pool #A16522, 6.50%, 12/01/33	236,028	252,222
Pool #A17262, 6.50%, 12/01/33	49,443	52,836
Pool #C01806, 7.00%, 01/01/34	46,591	49,672
Pool #C01851, 6.50%, 04/01/34	143,273	152,655
Pool #A21356, 6.50%, 04/01/34	153,933	164,013
Pool #A22067, 6.50%, 05/01/34	202,213	215,455
Pool #A24301, 6.50%, 05/01/34	112,116	119,458
Pool #A24988, 6.50%, 07/01/34	104,392	111,228
Pool #G01741, 6.50%, 10/01/34	102,914	110,168
Pool #G08023, 6.50%, 11/01/34	161,622	172,206
Pool #A33137, 6.50%, 01/01/35	42,504	45,287
Pool #G08064, 6.50%, 04/01/35	100,155	106,338
Pool #A31989, 6.50%, 04/01/35	58,799	62,429
Pool #A38817, 6.50%, 05/01/35	8,577	9,095
Pool #G01947, 7.00%, 05/01/35	84,785	90,880
Pool #G01837, 5.00%, 07/01/35	11,449,094	11,790,099
Pool #G08073, 5.50%, 08/01/35	1,457,033	1,510,714
Pool #A47036, 4.50%, 09/01/35	225,737	229,803
Pool #A47055, 4.50%, 09/01/35	2,778,870	2,828,922
Pool #A37533, 4.50%, 09/01/35	170,064	173,127
Pool #A37135, 5.50%, 09/01/35	2,482,970	2,574,449
Pool #A46935, 6.50%, 09/01/35	51,390	54,562
Pool #G01890, 4.50%, 10/01/35	452,258	460,404
Pool #G02045, 4.50%, 10/01/35	163,713	166,662
Pool #A38255, 5.50%, 10/01/35	2,170,750	2,250,726
Pool #A38531, 5.50%, 10/01/35	2,627,886	2,724,704

26 Semiannual Report 2009

U.S. Government Mortgage Backed Agencies (continued)
	Principal Amount	Market Value

Pool #A38667, 5.50%, 10/01/35	$1,847,717	$1,915,791
Pool #G08088, 6.50%, 10/01/35	549,861	583,806
Pool #G08109, 4.50%, 11/01/35	239,435	243,748
Pool #G08095, 5.50%, 11/01/35	428,710	444,505
Pool #A39759, 5.50%, 11/01/35	150,282	155,819
Pool #A47682, 6.50%, 11/01/35	367,149	389,815
Pool #A40141, 6.50%, 11/01/35	88,300	93,751
Pool #A40376, 5.50%, 12/01/35	136,135	141,151
Pool #G02220, 4.50%, 01/01/36	143,107	145,684
Pool #A42298, 4.50%, 01/01/36	289,832	295,052
Pool #G08105, 5.50%, 01/01/36	5,079,334	5,266,471
Pool #A41326, 5.50%, 01/01/36	713,860	740,161
Pool #A41354, 5.50%, 01/01/36	4,839,654	5,017,960
Pool #A42305, 5.50%, 01/01/36	994,144	1,029,684
Pool #A42332, 5.50%, 01/01/36	232,744	241,319
Pool #G02037, 6.50%, 01/01/36	96,483	102,439
Pool #A41548, 7.00%, 01/01/36	153,370	163,519
Pool #G08111, 5.50%, 02/01/36	3,608,850	3,737,862
Pool #A43672, 6.50%, 02/01/36	45,835	48,614
Pool #A48303, 7.00%, 02/01/36	72,685	77,488
Pool #G08116, 5.50%, 03/01/36	720,755	746,521
Pool #A43884, 5.50%, 03/01/36	1,799,343	1,865,635
Pool #A43885, 5.50%, 03/01/36	1,503,411	1,557,157
Pool #A43886, 5.50%, 03/01/36	2,458,653	2,546,547
Pool #A48378, 5.50%, 03/01/36	1,211,521	1,254,832
Pool #A48379, 5.50%, 03/01/36	4,634,625	4,800,308
Pool #A43452, 5.50%, 03/01/36	125,557	130,045
Pool #A43757, 5.50%, 03/01/36	1,128,086	1,168,413
Pool #A43861, 5.50%, 03/01/36	2,781,676	2,881,118
Pool #A48700, 4.50%, 05/01/36	109,884	111,828
Pool #A48911, 5.50%, 05/01/36	394,627	408,734
Pool #A48976, 5.50%, 05/01/36	3,614,409	3,743,621
Pool #A48735, 5.50%, 05/01/36	295,596	306,164
Pool #A49960, 7.00%, 06/01/36	25,247	26,915
Pool #A53632, 6.00%, 10/01/36	565,787	591,656
Pool #A53039, 6.50%, 10/01/36	305,945	324,498
Pool #A53219, 6.50%, 10/01/36	248,092	263,137
Pool #G02366, 6.50%, 10/01/36	427,834	456,703
Pool #G02461, 6.50%, 11/01/36	9,874	10,541
Pool #A75145, 6.50%, 04/01/38	2,031,367	2,154,437
Pool #A82053, 6.50%, 09/01/38	2,352,596	2,495,127
Pool #A82676, 6.50%, 10/01/38	830,512	880,829
Pool #A82735, 6.50%, 10/01/38	2,206,256	2,339,922
Freddie Mac Non Gold Pool (a)
Pool #1J1593, 5.74%, 04/01/37	6,292,568	6,579,408
Pool #1J1594, 5.86%, 04/01/37	7,306,744	7,627,384
Pool #1G1945, 5.73%, 05/01/37	168,211	175,737
Ginnie Mae I Pool
Pool #279461, 9.00%, 11/15/19	1,847	1,997
Pool #376510, 7.00%, 05/15/24	5,048	5,400
Pool #457801, 7.00%, 08/15/28	8,620	9,246
Pool #486936, 6.50%, 02/15/29	5,765	6,152
Pool #502969, 6.00%, 03/15/29	20,560	21,658

2009 Semiannual Report 27

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)
	Principal Amount	Market Value

Pool #487053, 7.00%, 03/15/29	$8,086	$8,687
Pool #781014, 6.00%, 04/15/29	17,158	17,997
Pool #509099, 7.00%, 06/15/29	3,347	3,596
Pool #470643, 7.00%, 07/15/29	13,268	14,254
Pool #434505, 7.50%, 08/15/29	1,346	1,456
Pool #416538, 7.00%, 10/15/29	1,240	1,332
Pool #524269, 8.00%, 11/15/29	7,370	8,209
Pool #781124, 7.00%, 12/15/29	31,612	33,936
Pool #525561, 8.00%, 01/15/30	2,789	3,108
Pool #507396, 7.50%, 09/15/30	71,745	77,412
Pool #531352, 7.50%, 09/15/30	6,934	7,482
Pool #536334, 7.50%, 10/15/30	844	910
Pool #540659, 7.00%, 01/15/31	814	875
Pool #486019, 7.50%, 01/15/31	3,194	3,447
Pool #535388, 7.50%, 01/15/31	2,943	3,176
Pool #537406, 7.50%, 02/15/31	1,919	2,070
Pool #528589, 6.50%, 03/15/31	63,573	67,843
Pool #508473, 7.50%, 04/15/31	10,938	11,804
Pool #544470, 8.00%, 04/15/31	3,076	3,419
Pool #781287, 7.00%, 05/15/31	17,944	19,284
Pool #549742, 7.00%, 07/15/31	4,961	5,332
Pool #781319, 7.00%, 07/15/31	5,690	6,115
Pool #485879, 7.00%, 08/15/31	18,202	19,565
Pool #572554, 6.50%, 09/15/31	127,308	135,859
Pool #555125, 7.00%, 09/15/31	3,585	3,854
Pool #781328, 7.00%, 09/15/31	16,776	18,027
Pool #550991, 6.50%, 10/15/31	7,377	7,872
Pool #571267, 7.00%, 10/15/31	2,233	2,400
Pool #547948, 6.50%, 11/15/31	6,813	7,271
Pool #574837, 7.50%, 11/15/31	2,307	2,490
Pool #555171, 6.50%, 12/15/31	2,856	3,048
Pool #781380, 7.50%, 12/15/31	5,071	5,367
Pool #781481, 7.50%, 01/15/32	26,786	28,915
Pool #580972, 6.50%, 02/15/32	4,942	5,268
Pool #781401, 7.50%, 02/15/32	14,696	15,858
Pool #781916, 6.50%, 03/15/32	333,587	356,323
Pool #552474, 7.00%, 03/15/32	11,198	11,956
Pool #781478, 7.50%, 03/15/32	8,803	9,608
Pool #781429, 8.00%, 03/15/32	13,624	15,182
Pool #781431, 7.00%, 04/15/32	63,278	67,976
Pool #568715, 7.00%, 05/15/32	57,881	61,801
Pool #552616, 7.00%, 06/15/32	56,845	60,695
Pool #570022, 7.00%, 07/15/32	87,655	93,592
Pool #583645, 8.00%, 07/15/32	9,082	10,094
Pool #595077, 6.00%, 10/15/32	52,459	55,310
Pool #596657, 7.00%, 10/15/32	4,928	5,262
Pool #552903, 6.50%, 11/15/32	304,144	324,192
Pool #552952, 6.00%, 12/15/32	43,042	45,381
Pool #602102, 6.00%, 02/15/33	64,587	67,856
Pool #588192, 6.00%, 02/15/33	24,853	26,111
Pool #603520, 6.00%, 03/15/33	60,016	63,054
Pool #553144, 5.50%, 04/15/33	190,664	199,001

28 Semiannual Report 2009

U.S. Government Mortgage Backed Agencies (continued)
	Principal Amount	Market Value

Pool #604243, 6.00%, 04/15/33	$108,591	$114,086
Pool #631924, 6.00%, 05/15/33	102,162	107,332
Pool #611526, 6.00%, 05/15/33	49,064	51,547
Pool #553320, 6.00%, 06/15/33	97,804	102,753
Pool #572733, 6.00%, 07/15/33	20,204	21,227
Pool #573916, 6.00%, 11/15/33	87,203	91,615
Pool #604788, 6.50%, 11/15/33	184,324	194,400
Pool #781688, 6.00%, 12/15/33	200,876	210,034
Pool #781690, 6.00%, 12/15/33	87,976	92,003
Pool #604875, 6.00%, 12/15/33	211,490	222,192
Pool #781699, 7.00%, 12/15/33	33,902	36,439
Pool #621856, 6.00%, 01/15/34	82,324	86,362
Pool #564799, 6.00%, 03/15/34	475,821	499,156
Pool #630038, 6.50%, 08/15/34	196,135	206,735
Pool #781804, 6.00%, 09/15/34	303,844	317,337
Pool #781847, 6.00%, 12/15/34	264,608	276,342
Pool #486921, 5.50%, 02/15/35	121,394	126,247
Pool #781902, 6.00%, 02/15/35	257,369	268,772
Pool #646799, 4.50%, 07/15/35	115,488	118,016
Pool #645035, 5.00%, 07/15/35	107,041	111,106
Pool #641779, 5.00%, 09/15/35	2,690,023	2,792,203
Pool #649454, 5.50%, 09/15/35	1,103,615	1,149,632
Pool #649510, 5.50%, 10/15/35	1,694,393	1,765,045
Pool #649513, 5.50%, 10/15/35	2,322,751	2,419,603
Pool #602461, 5.00%, 12/15/35	118,100	122,586
Pool #648439, 5.00%, 01/15/36	249,118	258,386
Pool #650712, 5.00%, 01/15/36	352,310	365,417
Pool #652207, 5.50%, 03/15/36	2,009,224	2,090,178
Pool #652539, 5.00%, 05/15/36	152,384	158,053
Pool #655519, 5.00%, 05/15/36	308,468	319,944
Pool #653598, 5.50%, 05/15/36	489,050	508,754
Pool #606308, 5.50%, 05/15/36	328,211	341,435
Pool #606314, 5.50%, 05/15/36	161,912	168,436
Pool #655457, 6.00%, 05/15/36	141,156	147,461
Pool #635306, 6.00%, 06/15/36	680,985	711,188
Pool #656666, 6.00%, 06/15/36	617,066	644,434
Pool #657912, 6.50%, 08/15/36	127,604	134,400
Government National Mortgage Association TBA, 4.50%, 05/19/39	900,000	917,719

Total U.S. Government Mortgage Backed Agencies (cost $409,206,154)		323,993,481

U.S. Government Sponsored & Agency Obligations 29.3%

Federal Home Loan Banks
3.63%, 10/18/13	3,500,000	3,663,891
5.25%, 06/05/17	4,900,000	5,346,356
Federal Home Loan Mortgage Corp.
2.75%, 04/11/11 (c)	13,765,000	14,147,309
3.88%, 06/29/11	3,160,000	3,326,930
5.13%, 07/15/12	4,234,000	4,668,142
4.88%, 11/15/13	5,292,000	5,859,943
5.00%, 12/14/18	1,225,000	1,159,612
6.75%, 09/15/29	388,000	493,083
6.25%, 07/15/32	865,000	1,052,834
Federal National Mortgage Association
5.13%, 04/15/11	3,334,000	3,573,131
5.38%, 11/15/11	2,434,000	2,664,887
4.63%, 10/15/14	1,236,000	1,359,888
5.00%, 04/15/15	1,132,000	1,263,493
4.38%, 10/15/15	82,000	88,232
5.38%, 06/12/17 (c)	5,505,000	6,201,113
6.25%, 05/15/29 (c)	750,000	901,970

2009 Semiannual Report 29

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Sponsored & Agency Obligations (continued)
	Principal Amount	Market Value

Financing Corp. (FICO), 9.80%, 11/30/17	$12,000	$17,512
Tennessee Valley Authority
Series E, 6.25%, 12/15/17	35,000	40,621
4.50%, 04/01/18	3,365,000	3,460,916
U.S. Treasury Bonds
8.13%, 08/15/19	1,500,000	2,102,578
8.50%, 02/15/20	1,700,000	2,450,655
8.00%, 11/15/21	2,655,000	3,767,610
6.25%, 08/15/23	8,774,000	10,970,237
6.88%, 08/15/25	1,833,000	2,479,992
6.38%, 08/15/27	7,215,000	9,342,299
5.38%, 02/15/31	2,093,000	2,465,160
4.50%, 02/15/36	2,610,000	2,785,768
5.00%, 05/15/37	215,000	248,191
4.50%, 05/15/38	3,370,000	3,626,437
3.50%, 02/15/39	2,430,000	2,201,799
U.S. Treasury Notes
2.13%, 04/30/10	10,000,000	10,163,280
2.00%, 09/30/10	4,000,000	4,075,780
1.25%, 11/30/10	5,125,000	5,163,642
4.25%, 01/15/11	5,500,000	5,827,206
0.88%, 03/31/11 (c)	3,760,000	3,760,000
0.88%, 04/30/11 (c)	4,420,000	4,416,199
4.50%, 09/30/11	16,030,000	17,304,882
4.63%, 02/29/12	7,134,000	7,793,895
4.75%, 05/31/12	3,535,000	3,892,367
4.25%, 09/30/12	2,585,000	2,820,680
3.88%, 10/31/12 (c)	3,365,000	3,634,725
3.63%, 12/31/12	2,960,000	3,177,143
2.75%, 02/28/13	13,955,000	14,542,631
1.50%, 12/31/13	7,000,000	6,870,934
1.88%, 02/28/14	4,000,000	3,979,680
1.75%, 03/31/14 (c)	3,345,000	3,307,369
4.00%, 02/15/15	1,400,000	1,531,577
4.13%, 05/15/15	1,533,000	1,691,091
4.88%, 08/15/16	1,833,000	2,097,066
4.63%, 02/15/17	3,060,000	3,445,848
4.50%, 05/15/17	3,595,000	4,012,919
8.75%, 05/15/17	2,469,000	3,465,281
4.25%, 11/15/17	13,020,000	14,280,297
4.00%, 08/15/18	4,425,000	4,747,193
2.75%, 02/15/19 (c)	6,305,000	6,106,960

Total U.S. Government Sponsored & Agency Obligations (cost $234,153,344)		243,839,234

Yankee Dollars 0.8%

	Principal Amount	Market Value

Banks 0.1%
Inter-American Development Bank, 6.80%, 10/15/25	287,000	346,978
National Australia Bank Ltd., Series A, 8.60%, 05/19/10	123,000	126,763
Westpac Banking Corp., 4.63%, 06/01/18	103,000	94,414

		568,155

Chemicals 0.0%
Potash Corp. of Saskatchewan, Inc.
7.75%, 05/31/11	29,000	30,998
4.88%, 03/01/13	115,000	116,569

		147,567

Diversified Financial Services 0.1%
ConocoPhillips Canada Funding Co. I, 5.63%, 10/15/16	760,000	784,487

Electric 0.0%
Hydro Quebec
8.40%, 01/15/22	153,000	190,355
8.88%, 03/01/26	109,000	149,732

		340,087

Insurance 0.0%
Montpelier Re Holdings Ltd., 6.13%, 08/15/13	51,000	35,824

Mining 0.1%
BHP Billiton Finance USA Ltd., 6.42%, 03/01/26	55,000	53,986
Rio Tinto Alcan, Inc.
6.45%, 03/15/11	31,000	30,169
4.50%, 05/15/13	158,000	139,817
Vale Inco Ltd., 7.75%, 05/15/12	123,000	125,388
Xstrata Canada Corp., 6.20%, 06/15/35	123,000	79,176

		428,536

Oil & Gas 0.3%
Burlington Resources Finance Co.
6.40%, 08/15/11	86,000	92,707
6.50%, 12/01/11	144,000	156,839
Canadian Natural Resources Ltd., 4.90%, 12/01/14	195,000	183,716
EnCana Corp.
4.75%, 10/15/13	236,000	233,751
6.50%, 08/15/34	250,000	233,790
Nexen, Inc.
5.05%, 11/20/13	105,000	98,499

30 Semiannual Report 2009

Yankee Dollars (continued)
	Principal Amount	Market Value

Oil & Gas (continued)

5.20%, 03/10/15	$250,000	$214,386
5.88%, 03/10/35	92,000	63,653
6.40%, 05/15/37	250,000	181,900
Petro-Canada, 5.95%, 05/15/35	189,000	137,840
StatoilHydro ASA, 6.80%, 01/15/28	425,000	433,906
Talisman Energy, Inc.
7.25%, 10/15/27	92,000	75,077
5.75%, 05/15/35	250,000	155,049
Weatherford International Ltd., 5.50%, 02/15/16	51,000	42,747

		2,303,860

Pharmaceuticals 0.0%
AstraZeneca PLC, 6.45%, 09/15/37	140,000	150,691

Pipelines 0.1%
Enbridge, Inc., 5.60%, 04/01/17	750,000	652,963
TransCanada Pipelines Ltd., 5.85%, 03/15/36	500,000	430,640

		1,083,603

Transportation 0.1%
Canadian National Railway Co.
4.40%, 03/15/13	515,000	522,630
6.90%, 07/15/28	168,000	184,024
6.20%, 06/01/36	164,000	161,831

		868,485

Total Yankee Dollars (cost $7,229,244)		6,711,295

Repurchase Agreements 19.8%

CS First Boston, 0.18%, dated 04/30/09, due 05/01/09, repurchase price $49,944,618, collateralized by U.S. Government Agency Mortgage 5.50%, maturing 04/01/39; total market value of $50,943,255	49,944,368	49,944,368
Morgan Stanley, 0.15%, dated 04/30/09, due 05/01/09, repurchase price $20,859,949, collateralized by U.S. Government Agency Mortgages ranging 5.00% — 7.50%, maturing 07/01/19 — 11/01/47; total market value of $21,277,059 (f)	20,859,862	20,859,862
UBS Securities, 0.15%, dated 04/30/09, due 05/01/09, repurchase price $94,330,471, collateralized by U.S. Government Agency Securities ranging from 0.00% — 6.25%, maturing 05/06/09 — 04/23/29; total market value of $96,216,680	94,330,078	94,330,078

Total Repurchase Agreements (cost $165,134,308)		165,134,308

Total Investments (cost $970,480,177) (g) — 116.8%		971,908,525

Liabilities in excess of other assets — (16.8)%		(140,050,887)

NET ASSETS — 100.0%		$831,857,638

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2009. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to resale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2009 was $4,990,439 which represents 0.60% of net assets.

(c)	The security or a partial position of this security is on loan at April 30, 2009. The total value of securities on loan at April 30, 2009 was $36,161,649.

(d)	Step Bond: Coupon rate is set for an initial period and then decreases to a lower coupon rate at a specified date. The rate shown is the rate in effect at April 30, 2009.

(e)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at April 30, 2009.

(f)	The security was purchased with cash collateral held from securities on loan (See Note 2). The total value of this security as of April 30, 2009 was $20,859,862.

2009 Semiannual Report 31

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide Bond Index Fund (Continued)

(g)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

(h)	Investment in affiliate

AG	Stock Corporation

AS	Stock Corporation

ASA	Stock Corporation

FICO	Fair Isaac Corporation

LLC	Limited Liability Company

LP	Limited Partnership

Ltd	Limited

NA	National Association

NV	Public Traded Company

PCL	Public Company Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

TBA	To Be Announced

UK	United Kingdom

ULC	Unlimited Liability Company

The accompanying notes are an integral part of these financial statements.

32 Semiannual Report 2009

Statement of Assets and Liabilities
April 30, 2009 (Unaudited)

Nationwide Bond
Index Fund

Assets:
Investments, at value (cost $805,345,869)*	$806,774,217
Repurchase agreements, at value and cost	165,134,308

Total Investments	971,908,525

Interest receivable	3,215,184
Receivable for capital shares issued	3,332,181
Receivable for investments sold	140,878,320
Prepaid expenses and other assets	35,686

Total Assets	1,119,369,896

Liabilities:
Cash overdraft	504
Payable for investments purchased	263,257,889
Distributions payable	2,985,300
Payable for capital shares redeemed	134,631
Payable upon return of securities loaned (Note 2)	20,859,862
Accrued expenses and other payables:
Investment advisory fees	61,721
Fund administration fees	87,788
Distribution fees	22,672
Trustee fees	5,035
Compliance program costs (Note 3)	13,188
Custodian fees	13,401
Printing fees	248
Professional fees	44,097
Other	25,922

Total Liabilities	287,512,258

Net Assets	$831,857,638

Represented by:
Capital	$838,831,114
Accumulated undistributed net investment income	1,934,424
Accumulated net realized losses from investment transactions	(10,336,248)
Net unrealized appreciation/(depreciation) from investments	1,428,348

Net Assets	$831,857,638

Net Assets:
Class A Shares	$108,648,264
Class B Shares	550,425
Class C Shares	185,286
Institutional Class Shares	722,473,663

Total	$831,857,638

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	10,016,448
Class B Shares	50,758
Class C Shares	17,082
Institutional Class Shares	66,677,477

Total	76,761,765

*	Includes value of securities on loan of $36,161,649 (Note 2).

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 33

Statement of Assets and Liabilities(Continued)

Nationwide Bond
Index Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.85
Class B Shares (a)	$10.84
Class C Shares (b)	$10.85
Institutional Class Shares	$10.84
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.51

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

34 Semiannual Report 2009

Statement of Operations
For the Six Months Ended April 30, 2009 (Unaudited)

Nationwide Bond
Index Fund

INVESTMENT INCOME:
Interest income	$20,865,445
Income from securities lending (Note 2)	1,972

Total Income	20,867,417

EXPENSES:
Investment advisory fees	944,023
Fund administration fees	534,891
Distribution fees Class A	128,087
Distribution fees Class B	2,490
Distribution fees Class C	854
Administrative services fees Class A	54,500
Registration and filing fees	29,861
Professional fees	84,813
Printing fees	25,743
Trustee fees	33,224
Compliance program costs (Note 3)	9,301
Custodian fees	18,568
Other	118,833

Total expenses before earnings credit and expenses reimbursed	1,985,188
Earnings credit (Note 5)	(2,039)
Expenses reimbursed by adviser	(425,158)

Net Expenses	1,557,991

NET INVESTMENT INCOME	19,309,426

REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment transactions	87,616
Net change in unrealized appreciation/(depreciation) from investments	45,258,346

Net realized/ unrealized gains from investments	45,345,962

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$64,655,388

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 35

Statements of Changes in Net Assets

	Nationwide Bond Index Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)
Operations:
Net investment income	$19,309,426	$46,636,692
Net realized gains from investment transactions	87,616	761,099
Net change in unrealized appreciation/(depreciation) from investments	45,258,346	(42,918,960)

Change in net assets resulting from operations	64,655,388	4,478,831

Distributions to Shareholders From:
Net investment income:
Class A	(2,108,935)	(3,625,235)
Class B	(8,601)	(10,633)
Class C	(2,965)	(5,488)
Institutional Class	(16,920,712)	(42,907,686)

Change in net assets from shareholder distributions	(19,041,213)	(46,549,042)

Change in net assets from capital transactions	(85,352,418)	(200,685,497)

Change in net assets	(39,738,243)	(242,755,708)

Net Assets:
Beginning of period	871,595,881	1,114,351,589

End of period	$831,857,638	$871,595,881

Accumulated undistributed net investment income at end of period	$1,934,424	$1,666,211

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$25,621,103	$58,816,595
Dividends reinvested	1,984,338	3,371,787
Cost of shares redeemed (a)	(18,217,257)	(29,167,456)

Total Class A	9,388,184	33,020,926

Class B Shares
Proceeds from shares issued	201,046	182,200
Dividends reinvested	3,653	7,899
Cost of shares redeemed (a)	(45,973)	(53,959)

Total Class B	158,726	136,140

Class C Shares
Proceeds from shares issued	17,379	222,346
Dividends reinvested	179	471
Cost of shares redeemed	(20)	(117,132)

Total Class C	17,538	105,685

Institutional Class Shares
Proceeds from shares issued	55,449,192	106,935,656
Dividends reinvested	16,920,712	42,907,686
Cost of shares redeemed (a)	(167,286,770)	(383,791,590)

Total Institutional Class	(94,916,866)	(233,948,248)

Change in net assets from capital transactions:	$(85,352,418)	$(200,685,497)

(a)	Includes redemption fees — see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

36 Semiannual Report 2009

	Nationwide Bond Index Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

SHARE TRANSACTIONS:
Class A Shares
Issued	2,369,385	5,401,773
Reinvested	183,521	311,445
Redeemed	(1,691,396)	(2,675,279)

Total Class A Shares	861,510	3,037,939

Class B Shares
Issued	18,731	16,806
Reinvested	338	727
Redeemed	(4,296)	(4,917)

Total Class B Shares	14,773	12,616

Class C Shares
Issued	1,612	20,453
Reinvested	16	44
Redeemed	(2)	(10,847)

Total Class C Shares	1,626	9,650

Institutional Class Shares
Issued	5,136,040	9,838,186
Reinvested	1,566,302	3,955,515
Redeemed	(15,310,861)	(35,444,042)

Total Institutional Class Shares	(8,608,519)	(21,650,341)

Total change in shares:	(7,730,610)	(18,590,136)

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 37

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Bond Index Fund

		Operations			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$10.33	0.22	0.52	0.74	(0.22)	–	(0.22)	–	$10.85	7.19%	$108,648,264	0.68%	4.17%	0.78%	51.21%
Year Ended October 31, 2008 (f)	$10.82	0.48	(0.49)	(0.01)	(0.48)	–	(0.48)	–	$10.33	(0.23%)	$94,526,053	0.66%	4.41%	0.73%	123.88%
Year Ended October 31, 2007 (f)	$10.81	0.49	0.01	0.50	(0.49)	–	(0.49)	–	$10.82	4.77%	$66,184,484	0.73%	4.60%	0.77%	164.97%
Year Ended October 31, 2006	$10.77	0.44	0.04	0.48	(0.44)	–	(0.44)	–	$10.81	4.59%	$44,444,115	0.71%	4.15%	0.75%	113.91%
Year Ended October 31, 2005	$11.13	0.41	(0.34)	0.07	(0.42)	(0.01)	(0.43)	–	$10.77	0.56%	$42,125,615	0.71%	3.74%	0.77%	153.31%
Year Ended October 31, 2004	$10.98	0.36	0.17	0.53	(0.38)	–	(0.38)	–	$11.13	4.94%	$40,756,609	0.71%	3.25%	0.77%	151.56%

Class B Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$10.32	0.19	0.52	0.71	(0.19)	–	(0.19)	–	$10.84	6.85%	$550,425	1.32%	3.51%	1.42%	51.21%
Year Ended October 31, 2008 (f)	$10.82	0.41	(0.50)	(0.09)	(0.41)	–	(0.41)	–	$10.32	(0.94%)	$371,489	1.29%	3.80%	1.37%	123.88%
Year Ended October 31, 2007 (f)	$10.81	0.43	0.01	0.44	(0.43)	–	(0.43)	–	$10.82	4.15%	$252,812	1.33%	4.01%	1.37%	164.97%
Year Ended October 31, 2006	$10.77	0.38	0.04	0.42	(0.38)	–	(0.38)	–	$10.81	3.96%	$181,099	1.32%	3.56%	1.36%	113.91%
Year Ended October 31, 2005	$11.13	0.33	(0.33)	–	(0.35)	(0.01)	(0.36)	–	$10.77	(0.04%)	$217,526	1.31%	3.18%	1.37%	153.31%
Year Ended October 31, 2004	$10.98	0.30	0.17	0.47	(0.32)	–	(0.32)	–	$11.13	4.32%	$456,641	1.31%	2.70%	1.37%	151.56%

Class C Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$10.33	0.19	0.52	0.71	(0.19)	–	(0.19)	–	$10.85	6.85%	$185,286	1.32%	3.53%	1.42%	51.21%
Year Ended October 31, 2008 (f)	$10.82	0.41	(0.49)	(0.08)	(0.41)	–	(0.41)	–	$10.33	(0.87%)	$159,582	1.30%	3.77%	1.37%	123.88%
Year Ended October 31, 2007 (f)	$10.81	0.41	0.02	0.43	(0.42)	–	(0.42)	–	$10.82	4.11%	$62,803	1.33%	3.99%	1.38%	164.97%
Period Ended October 31, 2006 (g)	$10.68	0.23	0.13	0.36	(0.23)	–	(0.23)	–	$10.81	3.43%	$5,172	1.31%	3.73%	1.38%	113.91%

Institutional Class Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$10.31	0.24	0.53	0.77	(0.24)	–	(0.24)	–	$10.84	7.49%	$722,473,663	0.32%	4.54%	0.42%	51.21%
Year Ended October 31, 2008 (f)	$10.81	0.52	(0.50)	0.02	(0.52)	–	(0.52)	–	$10.31	0.03%	$776,538,757	0.32%	4.78%	0.37%	123.88%
Year Ended October 31, 2007 (f)	$10.80	0.55	–	0.55	(0.54)	–	(0.54)	–	$10.81	5.19%	$1,047,851,490	0.32%	4.99%	0.35%	164.97%
Year Ended October 31, 2006	$10.77	0.48	0.03	0.51	(0.48)	–	(0.48)	–	$10.80	4.91%	$2,036,325,317	0.32%	4.57%	0.36%	113.91%
Year Ended October 31, 2005	$11.13	0.45	(0.34)	0.11	(0.46)	(0.01)	(0.47)	–	$10.77	0.97%	$1,470,683,458	0.31%	4.14%	0.37%	153.31%
Year Ended October 31, 2004	$10.98	0.41	0.17	0.58	(0.43)	–	(0.43)	–	$11.13	5.36%	$952,041,841	0.31%	3.69%	0.37%	151.56%
Amounts designated as “–” are zero or have been rounded to zero

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares outstanding during the period.
(g)	For the period from March 29, 2006 (commencement of operations) through October 31, 2006.

The accompanying notes are an integral part of these financial statements.

38 Semiannual Report 2009

Nationwide International Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index as closely as possible before the deduction of Fund expenses. For the semiannual period ended April 30, 2009, the Nationwide International Index Fund (Class A at NAV) registered −4.46% versus −2.35% for its benchmark, the MSCI EAFE Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of International Large-Cap Core Funds (consisting of 329 funds as of April 30, 2009) was −3.83% for the same time period.

Volatility in the financial markets can cause some variance between the performance of the Nationwide International Index Fund and its benchmark, the MSCI EAFE Index. In our opinion, this is mainly because the Fund uses a different pricing methodology than that of its benchmark. The Fund employs ”fair value” methodology to price its foreign securities, while the benchmark relies on the security closing prices on the primary foreign securities markets or exchanges. As a result, this difference can cause variance in the performance figures calculated for the Fund and benchmark.

What areas of investment provided the most positive relative returns for the Fund?

The sectors and countries represented in the MSCI EAFE Index posted mixed results for the Fund for the reporting period. Four of the 10 sectors within the benchmark index recorded positive returns. Materials led the way, advancing 8.99%, followed by industrials, with 7.13%, information technology, with 4.48%, and consumer discretionary, with 2.51%. The strongest performers for the Fund among individual stocks within the index were Boliden AB, Lee & Man Paper Manufacturing Ltd., Shun Tak Holdings Ltd., Paladin Energy Ltd., and Fortis SA/NV.

What areas of investment detracted from Fund performance?

By contrast, the health-care sector posted the weakest results in the MSCI EAFE Index for the Fund, registering −13.04% for the reporting period. Other laggards included utilities, with −9.38%, consumer staples, with −7.55%, and financials, with −6.51%. Among individual stocks within the benchmark index, Hutchison Telecommunications International Ltd., Allied Irish Banks, p.l.c., Hypo Real Estate Holding AG, Boart Longyear Ltd., and Bank of Ireland posted the lowest returns. Lagging the return of the benchmark index were the equity markets in Ireland, with −18.96%, Switzerland, with −10.34%, Austria, with −8.87%, and the United Kingdom, with −8.61%. Regarding country allocation, the leading regions during the reporting period were Hong Kong, with 20.03%, Sweden, with 19.20%, and Singapore, with 11.00%.

What is your outlook for the near term?

Increasingly, signs are pointing to a slowdown in the recession’s downside momentum. It is important to remember that this does not mean that the economy is set to recover. We do believe, however, that the period of peak weakness may be behind us. Reflation policy finally appears to be taking hold, and credit markets are beginning to thaw. Leading economic indicators also are starting to look better.

When the economy does begin to pick up, an event that we believe will occur in late 2009 or 2010, the recovery is likely to be subpar. Corporate earnings and financial markets most likely will continue to experience some volatility. Market breadth and volume have been strong since the current rally began, which suggests to us that upward momentum has increased to the point that it has become more difficult to derail the markets. In addition, signs of economic improvement, which provides a stronger fundamental base for the markets, have accompanied this current rally (unlike previous failed attempts).

We are not convinced that we are at the beginning of a new secular bull market, because a number of downside risks and a high degree of uncertainty remain. We do continue to believe, however, that stock prices will be higher one year from now than they are today.

Subadviser:
BlackRock Investment Management, LLC

Portfolio Manager:
Debra L. Jelilian

2008 Semiannual Report 39

Fund Performance	Nationwide International Index Fund

Average Annual Total Return
For periods ended April 30, 2009

		Six
		Month*	1 Yr.	5 Yr.	Inception[1]

Class A	w/o SC2	-4.46%	-43.29%	0.12%	-2.74%
	w/SC3	-10.01%	-46.55%	-1.05%	-3.36%

Class B	w/o SC2	4.56%	-43.72%	-0.54%	-3.40%
	w/SC4	-8.78%	-46.17%	-0.83%	-3.40%

Class C5	w/o SC2	-4.67%	-43.61%	-0.75%	-3.51%
	w/SC7	-5.51%	-44.10%	-0.75%	-3.51%

Class R2[6,8,9]		-4.33%	-43.28%	0.11%	-2.75%

Institutional Class[6]		-4.35%	-43.10%	0.49%	-2.38%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not Annualized.

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (2/14/05) include the performance of the Fund’s Class B shares, which began operations on December 29, 1999 prior to the creation of the Class C. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C would have produced because Class C invests in the same portfolio of securities as Class B shares. The performance for Class C has been restated for sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes.

[6]	Not subject to any sales charges.

[7]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	These returns until the creation of Class R2 shares (3/9/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in sales charges, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

[9]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	0.82%	0.77%

Class B	1.42%	1.37%

Class C	1.42%	1.37%

Class R2	1.12%	1.07%

Institutional Class	0.42%	0.37%

*	Annualized data as of October 31, 2008. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2010. Please see the Fund’s most recent prospectus for details. Annualized expense ratios for the six-month period ending April 30, 2009 appear in the “Shareholder Expense Example” section of the report.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide International Index Fund, the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE®)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI EAFE® Index is an unmanaged free float-adjusted, market capitalization-weighted index that is designed to measure stocks of developed markets outside of the United States and Canada. The Index gives a broad look at how the stock prices of these companies have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents change in prices of a basket of goods and services purchased for consumption by urban households.

40 Semiannual Report 2009

Shareholder	Nationwide International Index Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide International Index Fund			11/01/08	04/30/09	11/01/08 - 04/30/09 [a]	11/01/08 - 04/30/09 [a]

Class A	Actual		1,000.00	955.38	3.75	0.77
	Hypothetical	[b]	1,000.00	1,020.96	3.88	0.77

Class B	Actual		1,000.00	952.56	6.63	1.37
	Hypothetical	[b]	1,000.00	1,018.00	6.88	1.37

Class C	Actual		1,000.00	953.29	6.64	1.37
	Hypothetical	[b]	1,000.00	1,018.00	6.88	1.37

Class R2[c]	Actual		1,000.00	956.72	4.08	0.87
	Hypothetical	[b]	1,000.00	1,020.63	4.22	0.87

Institutional Class	Actual		1,000.00	956.52	1.79	0.37
	Hypothetical	[b]	1,000.00	1,022.96	1.86	0.37

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance to Securities and Exchange Act guidelines.

[b]	Represents the hypothetical 5% return before expenses.

[c]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

2009 Semiannual Report 41

Portfolio Summary	Nationwide International Index Fund
April 30, 2009 (Unaudited)

Asset Allocation

Common Stocks	95.5%
Repurchase Agreements	14.0%
Preferred Stocks	0.3%
Exchange Traded Funds	0.2%
Liabilities in excess of other assets	(10	.0)%

	100.0%

Top Industries

Commercial Banks	12.4%
Oil, Gas & Consumable Fuels	8.0%
Pharmaceuticals	7.0%
Metals & Mining	4.6%
Insurance	4.3%
Diversified Telecommunication Services	4.2%
Automobiles	3.7%
Electric Utilities	3.7%
Food Products	3.3%
Chemicals	2.9%
Other Industries*	45.9%

100.0%

Top Holdings

BP PLC	1.7%
Nestle SA	1.7%
HSBC Holdings PLC	1.6%
Toyota Motor Corp	1.4%
Total SA	1.4%
Vodafone Group PLC	1.2%
Novartis AG	1.2%
Roche Holding AG	1.1%
BHP Billiton Ltd.	1.1%
Royal Dutch Shell PLC, A Shares	1.0%
Other Holdings*	86.6%

100.0%

Top Countries

Japan	22.8%
United Kingdom	18.5%
France	9.9%
Germany	7.9%
Switzerland	7.6%
Australia	6.4%
Spain	4.2%
Netherlands	3.4%
Italy	3.4%
Hong Kong	2.3%
Other Countries*	13.6%

100.0%

*	For purposes of listing top holdings, top industries, and top countries, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

42 Semiannual Report 2009

Statement of Investments
April 30, 2009 (Unaudited)

Nationwide International Index Fund

Common Stocks 95.5%

	Shares	Market Value

AUSTRALIA 6.4% (a)
Air Freight & Logistics 0.0%
Toll Holdings Ltd.	115,009	$491,963

Airline 0.0%
Qantas Airways Ltd.	179,424	258,764

Beverages 0.2%
Coca-Cola Amatil Ltd.	100,322	665,762
Foster’s Group Ltd.	332,464	1,270,781
Lion Nathan Ltd.	41,062	349,508

		2,286,051

Biotechnology 0.2%
CSL Ltd.	103,677	2,582,741

Capital Markets 0.1%
Macquarie Group Ltd. (b)	48,716	1,178,140
Perpetual Ltd.	3,903	91,062

		1,269,202

Chemicals 0.1%
Incitec Pivot Ltd.	295,426	448,895
Nufarm Ltd.	15,435	148,148
Orica Ltd.	57,835	704,251

		1,301,294

Commercial Banks 1.7%
Australia & New Zealand Banking Group Ltd.	349,949	4,034,308
Bendigo and Adelaide Bank Ltd.	46,300	230,472
Commonwealth Bank of Australia	251,925	6,434,778
National Australia Bank Ltd.	320,247	4,787,736
Westpac Banking Corp.	477,833	6,659,461

		22,146,755

Commercial Services & Supplies 0.1%
Brambles Ltd.	240,105	1,030,007

Construction & Engineering 0.0% (b)
Leighton Holdings Ltd.	24,535	373,952

Construction Materials 0.0% (b)
Boral Ltd.	105,513	313,238

Containers & Packaging 0.0%
Amcor Ltd.	137,252	479,025

Diversified Financial Services 0.1%
ASX Ltd.	29,948	709,712

Diversified Telecommunication Services 0.1%
Telstra Corp. Ltd.	725,084	1,751,140

Electric Utility 0.0%
SP AusNet	170,043	123,361

Energy Equipment & Services 0.0%
WorleyParsons Ltd.	26,466	348,973

Food & Staples Retailing 0.6%
Metcash Ltd.	127,729	385,641
Wesfarmers Ltd.	173,243	2,845,352
Wesfarmers Ltd. PPS	26,759	439,619
Woolworths Ltd.	210,077	4,073,927

		7,744,539

Food Products 0.0%
Goodman Fielder Ltd.	150,467	125,298

Health Care Equipment & Supplies 0.0%
Cochlear Ltd.	10,363	373,683

Health Care Providers & Services 0.1%
Sonic Healthcare Ltd.	63,458	538,079

Hotels, Restaurants & Leisure 0.1%
Aristocrat Leisure Ltd.	58,082	152,067
Crown Ltd.	85,388	425,019
TABCorp Holdings Ltd.	83,193	449,032
Tatts Group Ltd.	159,428	319,576

		1,345,694

Industrial Conglomerate 0.0%
CSR Ltd.	202,298	196,803

Information Technology Services 0.0%
Computershare Ltd.	74,223	491,860

Insurance 0.5%
AMP Ltd.	341,457	1,284,903
AXA Asia Pacific Holdings Ltd.	156,492	442,824
Insurance Australia Group Ltd.	354,569	893,269
QBE Insurance Group Ltd.	169,617	2,681,547
Suncorp-Metway Ltd.	226,396	965,655

		6,268,198

Media 0.0% (b)
Fairfax Media Ltd.	350,367	301,258

Metals & Mining 1.5%
Alumina Ltd.	206,983	224,056
BHP Billiton Ltd.	573,909	13,859,510
BlueScope Steel Ltd.	145,340	245,790
Fortescue Metals Group Ltd.*	210,671	358,165
Newcrest Mining Ltd.	82,574	1,782,858
OneSteel Ltd.	194,446	313,792
OZ Minerals Ltd.	475,393	256,433
Rio Tinto Ltd.	49,085	2,284,937
Sims Metal Management Ltd.	25,717	373,382

		19,698,923

Multi-Utility 0.1%
AGL Energy Ltd.	74,018	814,091

Multiline Retail 0.0%
Harvey Norman Holdings Ltd.	57,604	124,348

Oil, Gas & Consumable Fuels 0.4%
Caltex Australia Ltd.	14,655	104,612
Origin Energy Ltd.	152,196	1,798,837

2009 Semiannual Report 43

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

AUSTRALIA (continued)
Oil, Gas & Consumable Fuels (continued)

Santos Ltd.	100,918	$1,189,092
Woodside Petroleum Ltd.	84,193	2,314,000

		5,406,541

Real Estate Investment Trusts 0.4%
CFS Retail Property Trust	285,336	341,032
Dexus Property Group	758,601	401,052
Goodman Group	442,482	118,394
GPT Group	734,732	250,171
Macquarie Office Trust	190,927	26,932
Mirvac Group	197,476	149,773
Stockland	278,398	634,933
Westfield Group	346,140	2,700,944

		4,623,231

Real Estate Management & Development 0.0%
Lend Lease Corp. Ltd.	66,298	347,149

Textiles, Apparel & Luxury Goods 0.0%
Billabong International Ltd.	29,397	223,003

Transportation Infrastructure 0.1%
Macquarie Airports	112,290	147,960
Macquarie Infrastructure Group	402,168	393,943
Transurban Group	201,144	651,701

		1,193,604

		85,282,480

AUSTRIA 0.3% (a)
Building Products 0.0% (b)
Wienerberger AG	11,282	132,748

Commercial Banks 0.1%
Erste Group Bank AG	32,083	669,325
Raiffeisen International Bank Holding AG (b)	10,084	347,570

		1,016,895

Construction & Engineering 0.0%
Strabag SE	7,961	184,083

Diversified Telecommunication Services 0.1%
Telekom Austria AG	62,249	818,670

Electric Utility 0.0%
Verbund — Oesterreichische Elektrizitaetswirtschafts AG, Class A	14,094	578,645

Insurance 0.0%
Vienna Insurance Group	4,535	176,766

Metals & Mining 0.0%
Voestalpine AG	19,205	367,386

Oil, Gas & Consumable Fuels 0.1%
OMV AG	28,493	882,576

		4,157,769

BELGIUM 0.9% (a)
Beverages 0.3% (b)
Anheuser-Busch Inbev NV	125,437	3,839,296

Chemicals 0.1%
Solvay SA	10,665	914,030
Umicore (b)	22,740	445,595

		1,359,625

Commercial Banks 0.1%
Dexia SA (b)	90,713	439,889
KBC Groep NV	28,754	631,954

		1,071,843

Diversified Financial Services 0.2%
Fortis	388,375	954,520
Groupe Bruxelles Lambert SA	13,795	994,334
Nationale A Portefeuille (b)	6,148	296,294

		2,245,148

Diversified Telecommunication Services 0.1%
Belgacom SA	30,230	878,578

Food & Staples Retailing 0.1%
Colruyt SA	2,862	650,416
Delhaize Group	17,863	1,204,576

		1,854,992

Pharmaceuticals 0.0%
UCB SA*	18,411	501,023

Wireless Telecommunication Services 0.0%
Mobistar SA	5,682	339,964

		12,090,469

BERMUDA 0.1% (a)(b)
Energy Equipment & Services 0.1%
Seadrill Ltd.	50,212	536,289

CHINA 0.0% (a)
Communications Equipment 0.0%
Foxconn International Holdings Ltd.*	363,604	224,085

DENMARK 0.9% (a)
Beverages 0.1%
Carlsberg AS, Class B	12,857	618,271

Chemicals 0.0%
Novozymes AS, B Shares	7,905	533,081

44 Semiannual Report 2009

Common Stocks (continued)
	Shares	Market Value

DENMARK (continued)

Commercial Banks 0.1%
Danske Bank AS*	77,720	$852,597
Jyske Bank AS*	7,575	194,083

		1,046,680

Construction & Engineering 0.0% (b)
FLSmidth & Co. AS*	8,763	280,272

Electrical Equipment 0.2%
Vestas Wind Systems AS*	32,903	2,136,162

Food Products 0.0%
Danisco AS	9,657	316,324

Health Care Equipment & Supplies 0.0%
Coloplast AS, Class B	3,350	228,738
William Demant Holding*	2,534	119,864

		348,602

Insurance 0.1%
Topdanmark AS*	2,958	349,739
TrygVesta AS	4,699	257,226

		606,965

Marine 0.1% (b)
A P Moller — Maersk AS, Class A	94	537,073
A P Moller — Maersk AS, Class B	188	1,092,224

		1,629,297

Pharmaceuticals 0.3%
Novo Nordisk AS, Class B	79,186	3,768,407

Road & Rail 0.0%
DSV AS	36,375	410,859

		11,694,920

FINLAND 1.3% (a)
Auto Components 0.0% (b)
Nokian Renkaat OYJ	18,930	298,896

Communications Equipment 0.7% (b)
Nokia OYJ	653,155	9,275,592

Diversified Financial Services 0.0% (b)
Pohjola Bank PLC	25,227	186,688

Diversified Telecommunication Services 0.1%
Elisa OYJ	25,993	344,085

Electric Utility 0.1% (b)
Fortum OYJ	78,772	1,588,597

Food & Staples Retailing 0.0% (b)
Kesko OYJ, B Shares	13,136	341,521

Insurance 0.1%
Sampo OYJ, A Shares	75,006	1,398,991

Machinery 0.1%
Kone OYJ, Class B	27,728	757,306
Metso OYJ	23,256	356,069
Wartsila OYJ (b)	15,243	502,484

		1,615,859

Media 0.0% (b)
Sanoma OYJ	8,770	115,518

Metals & Mining 0.1%
Outokumpu OYJ	21,677	322,886
Rautaruukki OYJ (b)	15,996	297,584

		620,470

Oil, Gas & Consumable Fuels 0.0% (b)
Neste Oil OYJ	23,524	304,242

Paper & Forest Products 0.1%
Stora Enso OYJ, R Shares*	105,948	604,641
UPM-Kymmene OYJ (b)	94,008	841,133

		1,445,774

Pharmaceuticals 0.0% (b)
Orion OYJ, Class B	10,919	158,107

		17,694,340

FRANCE 9.9%
Aerospace & Defense 0.1% (a)
Safran SA	32,141	383,547
Thales SA	16,544	686,215
Zodiac Aerospace	9,030	263,685

		1,333,447

Airline 0.0% (a)
Air France-KLM	23,095	256,377

Auto Components 0.1% (a)
Compagnie Generale des Etablissements Michelin, Class B	25,898	1,325,467
Valeo SA	15,071	310,512

		1,635,979

Automobiles 0.1% (a)
Peugeot SA	27,390	632,410
Renault SA	32,269	1,034,533

		1,666,943

Beverages 0.2% (a)(b)
Pernod-Ricard SA	34,425	2,033,066

Building Products 0.2% (a)
Cie de Saint-Gobain	63,597	2,281,195

Chemicals 0.3% (a)
Air Liquide SA	42,550	3,461,686

Commercial Banks 1.1% (a)
BNP Paribas	140,673	7,404,396
Credit Agricole SA	153,076	2,237,854

2009 Semiannual Report 45

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

FRANCE (continued)
Commercial Banks (continued)

Natixis	174,338	$394,665
Societe Generale	79,330	4,053,799

		14,090,714

Commercial Services & Supplies 0.0% (a)
Societe BIC SA	3,030	162,634

Communications Equipment 0.1% (a)
Alcatel-Lucent*	414,637	1,048,283

Construction & Engineering 0.4% (a)
Bouygues SA (b)	42,619	1,817,833
Eiffage SA (b)	5,829	300,706
Vinci SA	72,215	3,234,752

		5,353,291

Construction Materials 0.2% (a)
Imerys SA	3,868	160,041
Lafarge SA (b)	33,050	1,864,670

		2,024,711

Diversified Financial Services 0.0% (a)
Eurazeo	3,976	162,402

Diversified Telecommunication Services 0.5% (a)
France Telecom SA	313,665	6,962,267
Iliad SA	2,775	291,420

		7,253,687

Electric Utility 0.1% (a)
EDF SA	34,136	1,580,956

Electrical Equipment 0.4% (a)
Alstom SA	36,835	2,295,838
Legrand SA	14,732	295,690
Schneider Electric SA* (b)	38,230	2,908,784

		5,500,312

Energy Equipment & Services 0.1% (a)
Cie Generale de Geophysique-Veritas*	25,384	366,668
Technip SA	18,574	797,816

		1,164,484

Food & Staples Retailing 0.4% (a)
Carrefour SA* (b)	109,147	4,424,883
Casino Guichard Perrachon SA	7,886	491,876

		4,916,759

Food Products 0.3% (a)(b)
Danone	74,885	3,561,465

Health Care Equipment & Supplies 0.1% (a)
BioMerieux	2,212	165,661
Cie Generale d’Optique Essilor International SA	35,827	1,543,335

		1,708,996

Hotels, Restaurants & Leisure 0.2% (a)
Accor SA	33,978	1,437,437
Sodexo	16,943	813,776

		2,251,213

Industrial Conglomerate 0.0% (a)(b)
Wendel	4,358	159,794

Information Technology Services 0.1% (a)
Atos Origin SA	13,040	401,942
Cap Gemini SA* (b)	24,772	925,837

		1,327,779

Insurance 0.4% (a)
AXA SA*	265,589	4,461,639
CNP Assurances	6,231	491,209
SCOR SE	31,539	661,819

		5,614,667

Machinery 0.1% (a)
Vallourec SA	9,442	1,031,863

Media 0.6% (a)
Eutelsat Communications	14,841	321,312
JC Decaux SA (b)	6,800	96,686
Lagardere SCA (b)	21,292	668,313
M6-Metropole Television	6,353	118,726
PagesJaunes Groupe	28,208	306,367
Publicis Groupe	23,988	733,074
Societe Television Francaise 1 (b)	25,405	237,881
Vivendi	200,872	5,400,405

		7,882,764

Metals & Mining 0.0% (a)(b)
Eramet	892	191,506

Multi-Utility 0.7% (a)
GDF Suez	187,110	6,718,854
Suez Environnement SA*	45,959	700,461
Veolia Environnement	67,167	1,839,656

		9,258,971

Multiline Retail 0.1% (a)
PPR	13,569	1,039,398

Office Electronics 0.0% (a)
Neopost SA	5,286	447,560

Oil, Gas & Consumable Fuels 1.4% (a)
Total SA	365,736	18,296,989

Personal Products 0.2% (a)(b)
L’Oreal SA	41,482	2,967,120

Pharmaceuticals 0.8%
Ipsen SA (a)	4,045	165,588
Sanofi-Aventis SA (b)	180,498	10,451,367

		10,616,955

46 Semiannual Report 2009

Common Stocks (continued)
	Shares	Market Value

FRANCE (continued)

Professional Services 0.0% (a)(b)
Bureau Veritas SA	6,265	$254,922

Real Estate Investment Trusts 0.2% (a)
Gecina SA	2,687	147,036
ICADE (b)	3,600	278,448
Klepierre (b)	13,281	295,209
Unibail-Rodamco (b)	14,528	2,166,154

		2,886,847

Software 0.0% (a)
Dassault Systemes SA	11,079	454,670

Textiles, Apparel & Luxury Goods 0.4% (a)
Christian Dior SA	9,329	625,015
Hermes International (b)	9,462	1,254,699
LVMH Moet Hennessy Louis Vuitton SA (b)	42,117	3,179,280

		5,058,994

Transportation Infrastructure 0.0% (a)
Aeroports de Paris	4,976	286,457
Societe Des Autoroutes Paris-Rhin-Rhone	2,657	171,083

		457,540

		131,396,939

GERMANY 7.6%
Air Freight & Logistics 0.1% (a)
Deutsche Post AG	147,243	1,681,120

Airline 0.1% (a)(b)
Deutsche Lufthansa AG	41,495	521,589

Automobiles 0.9% (a)
Bayerische Motoren Werke AG (b)	58,730	2,028,419
Daimler AG (b)	154,930	5,523,719
Volkswagen AG	15,052	4,770,705

		12,322,843

Capital Markets 0.4% (a)
Deutsche Bank AG	92,991	4,903,282

Chemicals 0.7% (a)
BASF SE* (b)	158,436	5,992,696
K+S AG	26,350	1,576,183
Linde AG (b)	23,930	1,907,746
Wacker Chemie AG	2,681	272,211

		9,748,836

Commercial Banks 0.1% (a)(b)
Commerzbank AG	126,662	846,861
Deutsche Postbank AG	14,195	294,858

		1,141,719

Construction & Engineering 0.0% (a)
Hochtief AG	7,975	382,201

Construction Materials 0.0% (a)
HeidelbergCement AG	3,959	166,297

Diversified Financial Services 0.2% (a)
Deutsche Boerse AG	33,603	2,446,560

Diversified Telecommunication Services 0.5% (b)
Deutsche Telekom AG	481,397	5,874,811

Electric Utility 0.8% (a)(b)
E.ON AG	326,553	10,959,466

Electrical Equipment 0.1% (a)(b)
Q-Cells SE*	11,273	235,565
Solarworld AG	15,142	419,564

		655,129

Food & Staples Retailing 0.1% (a)
Metro AG	19,942	848,146

Food Products 0.0% (a)
Suedzucker AG	10,710	206,691

Health Care Equipment & Supplies 0.0% (a)
Fresenius SE	4,202	176,393

Health Care Providers & Services 0.1% (a)
Celesio AG	14,561	325,201
Fresenius Medical Care AG & Co. KGaA (b)	33,850	1,311,175

		1,636,376

Hotels, Restaurants & Leisure 0.0% (a)(b)
TUI AG	36,634	398,375

Household Products 0.0% (a)
Henkel AG & Co. KGaA	20,725	510,918

Industrial Conglomerate 0.8% (a)
Siemens AG	149,132	9,934,908

Insurance 0.9%
Allianz SE (b)	77,752	7,161,964
Hannover Rueckversicherung AG (a)	11,027	356,229
Muenchener Rueckversicherungs AG (a)(b)	35,514	4,839,146

		12,357,339

Internet Software & Services 0.0% (a)(b)
United Internet AG	19,578	200,467

Machinery 0.1% (a)
GEA Group AG	23,555	305,091
MAN AG (b)	18,880	1,157,875

		1,462,966

Metals & Mining 0.1% (a)
Salzgitter AG	6,887	485,815
ThyssenKrupp AG	63,927	1,366,578

		1,852,393

2009 Semiannual Report 47

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

GERMANY (continued)

Multi-Utility 0.4% (a)(b)
RWE AG	76,391	$5,502,003

Personal Products 0.1% (a)
Beiersdorf AG	15,053	616,941

Pharmaceuticals 0.6% (a)
Bayer AG*	130,999	6,500,212
Merck KGaA	11,345	1,014,551

		7,514,763

Software 0.4% (a)
SAP AG	147,400	5,607,520

Textiles, Apparel & Luxury Goods 0.1% (a)
Adidas AG (b)	35,096	1,324,873
Puma AG Rudolf Dassler Sport*	1,380	295,139

		1,620,012

Transportation Infrastructure 0.0% (a)
Fraport AG Frankfurt Airport Services Worldwide	5,672	230,458
Hamburger Hafen und Logistik AG	3,912	139,130

		369,588

		101,619,652

GREECE 0.5% (a)
Beverages 0.0%
Coca Cola Hellenic Bottling Co. SA	24,575	392,943

Capital Markets 0.0%
Marfin Investment Group SA	106,920	458,389

Commercial Banks 0.3%
Alpha Bank AE*	67,699	659,313
EFG Eurobank Ergasias SA	55,164	432,973
National Bank of Greece SA	88,392	1,837,899
Piraeus Bank SA	55,042	504,626

		3,434,811

Construction Materials 0.0%
Titan Cement Co. SA	7,253	184,874

Diversified Telecommunication Services 0.1%
Hellenic Telecommunications Organization SA	49,113	747,615

Electric Utility 0.0%
Public Power Corp. SA	20,757	400,063

Hotels, Restaurants & Leisure 0.1%
OPAP SA	38,627	1,191,463

Oil, Gas & Consumable Fuels 0.0%
Hellenic Petroleum SA	14,352	139,067

		6,949,225

HONG KONG 2.3%
Airline 0.0% (a)
Cathay Pacific Airways Ltd.	203,000	234,820

Commercial Banks 0.3% (a)
Bank of East Asia Ltd.	283,550	673,046
BOC Hong Kong Holdings Ltd.	667,100	942,230
Hang Seng Bank Ltd.	136,200	1,509,651
Wing Hang Bank Ltd.	29,000	171,257

		3,296,184

Distributors 0.1% (a)
Li & Fung Ltd.	421,600	1,184,487

Diversified Financial Services 0.2% (a)
Hong Kong Exchanges and Clearing Ltd.	181,000	2,084,894

Electric Utilities 0.3% (a)
Cheung Kong Infrastructure Holdings Ltd.	77,500	298,968
CLP Holdings Ltd.	362,500	2,446,341
HongKong Electric Holdings	247,300	1,459,982

		4,205,291

Electronic Equipment & Instruments 0.0% (a)
Kingboard Chemical Holdings Ltd.	77,048	186,781

Hotels, Restaurants & Leisure 0.0% (a)
Genting International PLC* (b)	507,276	207,724
Shangri-La Asia Ltd.	184,000	270,557

		478,281

Industrial Conglomerates 0.2% (a)
Hutchison Whampoa Ltd.	378,500	2,229,424
NWS Holdings Ltd.	125,000	250,383

		2,479,807

Marine 0.0% (a)
Orient Overseas International Ltd.	34,438	98,648
Pacific Basin Shipping Ltd.	313,615	155,078

		253,726

Media 0.0% (a)
Television Broadcasts Ltd.	32,000	113,069

Multiline Retail 0.0% (a)
Lifestyle International Holdings Ltd.	69,193	66,110

Natural Gas Utility 0.1% (a)
Hong Kong & China Gas Co. Ltd.	714,336	1,328,628

Oil, Gas & Consumable Fuels 0.0% (a)(b)
Mongolia Energy Co. Ltd.*	482,460	137,351

Real Estate Investment Trusts 0.1% (a)
Link REIT (The)	390,051	758,267

Real Estate Management & Development 0.9% (a)
Cheung Kong Holdings Ltd.	247,000	2,548,035
Chinese Estates Holdings Ltd.	150,000	186,171

48 Semiannual Report 2009

Common Stocks (continued)
	Shares	Market Value

HONG KONG (continued)
Real Estate Management & Development (continued)

Hang Lung Group Ltd.	138,000	$505,429
Hang Lung Properties Ltd.	376,000	1,056,105
Henderson Land Development Co. Ltd.	192,800	898,094
Hopewell Holdings Ltd.	90,569	233,156
Hysan Development Co. Ltd.	59,673	108,377
Kerry Properties Ltd.	110,500	333,681
New World Development Ltd.	434,679	568,551
Sino Land Co.	304,000	387,214
Sun Hung Kai Properties Ltd.	249,700	2,581,421
Swire Pacific Ltd., Class A	146,000	1,141,302
Wharf Holdings Ltd.	248,337	817,114
Wheelock & Co. Ltd.	142,000	305,702

		11,670,352

Road & Rail 0.0% (a)
MTR Corp.	241,714	611,845

Semiconductors & Semiconductor Equipment 0.0% (a)(b)
ASM Pacific Technology Ltd.	27,300	122,060

Specialty Retail 0.1% (a)
Esprit Holdings Ltd.	188,300	1,153,798

Telecommunications 0.0%
Hutchison Telecommunications Hong Kong Holdings Ltd.*	230,642	21,726

Textiles, Apparel & Luxury Goods 0.0% (a)
Yue Yuen Industrial Holdings Ltd.	114,500	254,478

Trading Companies & Distributors 0.0% (a)
Noble Group Ltd.	303,363	262,956

Transportation Infrastructure 0.0% (a)
Hong Kong Aircraft Engineering Co. Ltd.	6,800	63,766

Wireless Telecommunication Services 0.0% (a)
Hutchison Telecommunications International Ltd.	230,642	42,558

		31,011,235

IRELAND 0.4% (a)
Airline 0.0%
Ryanair Holdings PLC*	42,663	184,240

Commercial Banks 0.0%
Anglo Irish Bank Corp. Ltd.	122,522	0

Construction Materials 0.3%
CRH PLC	121,963	3,165,566

Food Products 0.0%
Kerry Group PLC, Class A	23,908	491,472

Pharmaceuticals 0.0%
Elan Corp. PLC*	76,306	454,009

Professional Services 0.1%
Experian PLC	176,431	1,161,378

		5,456,665

ITALY 3.4%
Aerospace & Defense 0.1% (a)
Finmeccanica SpA	72,119	1,015,792

Auto Components 0.0% (a)
Pirelli & C SpA	582,934	226,744

Automobiles 0.1% (a)(b)
Fiat SpA*	126,252	1,234,093

Capital Markets 0.1% (a)
Mediobanca SpA	87,980	1,014,910

Commercial Banks 1.0% (a)
Banca Carige SpA	126,043	461,627
Banca Monte dei Paschi di Siena SpA	419,969	671,905
Banca Popolare di Milano Scarl	73,951	429,875
Banco Popolare SC	114,950	755,056
Intesa Sanpaolo SpA	1,307,317	4,164,271
Intesa Sanpaolo SpA — RSP	152,066	337,659
UniCredit SpA (b)	2,083,566	5,072,625
Unione di Banche Italiane SCPA	107,687	1,484,590

		13,377,608

Construction Materials 0.0% (a)
Italcementi SpA	5,588	67,259
Italcementi SpA — RSP	15,698	99,493

		166,752

Diversified Financial Services 0.0% (b)
EXOR SpA*	12,779	163,473

Diversified Telecommunication Services 0.2% (a)
Telecom Italia SpA	1,722,456	2,177,695
Telecom Italia SpA — RSP (b)	1,029,882	919,917

		3,097,612

Electric Utilities 0.4% (a)
Enel SpA	742,191	4,022,399
Terna Rete Elettrica Nazionale SpA	216,986	696,699

		4,719,098

Electrical Equipment 0.0% (a)
Prysmian SpA	20,029	243,500

Energy Equipment & Services 0.1% (a)
Saipem SpA	47,078	1,006,100

Food Products 0.1% (a)(b)
Parmalat SpA	298,441	592,646

2009 Semiannual Report 49

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

ITALY (continued)

Hotels, Restaurants & Leisure 0.0% (a)
Autogrill SpA	25,378	$192,834
Lottomatica SpA*	7,956	163,521

		356,355

Insurance 0.4% (a)
Alleanza Assicurazioni SpA	80,138	536,878
Assicurazioni Generali SpA (b)	180,407	3,669,950
Fondiaria-Sai SpA	14,812	246,285
Mediolanum SpA (b)	41,088	187,753
Unipol Gruppo Finanziario SpA	99,995	124,249

		4,765,115

Media 0.1% (a)(b)
Mediaset SpA	137,848	774,248

Multi-Utility 0.0% (a)
A2A SpA	198,697	326,544
ACEA SpA	14,531	180,219

		506,763

Natural Gas Utility 0.0% (a)
Snam Rete Gas SpA	140,055	554,588

Oil, Gas & Consumable Fuels 0.7% (a)
ENI SpA	446,576	9,581,623
Saras SpA	38,683	113,259

		9,694,882

Textiles, Apparel & Luxury Goods 0.0% (a)(b)
Bulgari SpA	23,800	121,186
Luxottica Group SpA	23,710	435,028

		556,214

Transportation Infrastructure 0.1% (a)
Atlantia SpA	45,677	805,661

		44,872,154

JAPAN 22.8% (a)
Air Freight & Logistics 0.1%
Yamato Holdings Co. Ltd.	68,000	757,967

Airlines 0.1% (b)
All Nippon Airways Co. Ltd.	107,000	390,777
Japan Airlines Corp.*	166,000	324,002

		714,779

Auto Components 0.5%
Aisin Seiki Co. Ltd.	32,100	659,352
Bridgestone Corp.	105,000	1,565,431
Denso Corp.	84,100	1,988,432
NGK Spark Plug Co. Ltd.	34,000	328,106
NHK Spring Co. Ltd.	38,000	175,696
NOK Corp.	14,600	169,988
Stanley Electric Co. Ltd.	23,500	333,786
Sumitomo Rubber Industries, Inc.	32,900	226,812
Toyoda Gosei Co. Ltd.	8,200	161,326
Toyota Boshoku Corp.	8,300	105,266
Toyota Industries Corp.	27,900	743,626

		6,457,821

Automobiles 2.5%
Daihatsu Motor Co. Ltd.	29,000	262,189
Fuji Heavy Industries Ltd.	100,000	402,786
Honda Motor Co. Ltd.	282,900	8,292,612
Isuzu Motors Ltd.	205,000	342,297
Mazda Motor Corp.	160,000	398,516
Mitsubishi Motors Corp.* (b)	596,000	913,506
Nissan Motor Co. Ltd.	388,800	2,029,748
Suzuki Motor Corp.	60,900	1,148,860
Toyota Motor Corp.	470,600	18,629,545
Yamaha Motor Co. Ltd.	37,700	398,608

		32,818,667

Beverages 0.2%
Asahi Breweries Ltd.	67,200	843,467
Coca-Cola West Co. Ltd.	10,800	177,584
Ito En Ltd. (b)	9,700	118,798
Kirin Holdings Co. Ltd.	130,000	1,430,680
Sapporo Holdings Ltd.	52,000	216,687

		2,787,216

Building Products 0.3%
Asahi Glass Co. Ltd.	174,600	1,043,482
Daikin Industries Ltd.	45,800	1,232,398
JS Group Corp.	41,800	508,764
Nippon Sheet Glass Co. Ltd.	100,000	283,387
TOTO Ltd. (b)	53,200	265,393

		3,333,424

Capital Markets 0.3%
Daiwa Securities Group, Inc.	231,500	1,213,039
JAFCO Co. Ltd.	3,700	82,697
Matsui Securities Co. Ltd.	12,900	91,465
Nomura Holdings, Inc.	428,300	2,585,123
SBI Holdings, Inc.	3,018	360,641
Shinko Securities Co. Ltd.	58,700	136,898

		4,469,863

Chemicals 1.0%
Asahi Kasei Corp.	208,200	837,144
Daicel Chemical Industries Ltd.	30,000	126,078
Denki Kagaku Kogyo K.K.	48,000	106,559
DIC Corp.	69,000	112,693
Hitachi Chemical Co. Ltd.	12,600	169,073
JSR Corp.	31,300	381,449
Kaneka Corp.	43,500	252,302
Kansai Paint Co. Ltd.	30,000	160,246
Kuraray Co. Ltd.	63,500	546,476
Mitsubishi Chemical Holdings Corp.	213,500	813,295

50 Semiannual Report 2009

Common Stocks (continued)
	Shares	Market Value

JAPAN (continued)
Chemicals (continued)

Mitsubishi Gas Chemical Co., Inc.	51,000	$238,375
Mitsubishi Rayon Co. Ltd. (b)	110,100	229,263
Mitsui Chemicals, Inc.	116,100	346,804
Nissan Chemical Industries Ltd.	32,000	266,942
Nitto Denko Corp.	28,710	668,816
Shin-Etsu Chemical Co. Ltd.	70,800	3,441,776
Showa Denko KK	232,000	349,578
Sumitomo Chemical Co. Ltd.	262,200	1,032,229
Taiyo Nippon Sanso Corp.	37,000	259,098
Teijin Ltd.	166,800	427,791
Tokuyama Corp.	38,000	226,647
Toray Industries, Inc.	231,300	1,020,621
Tosoh Corp.	108,000	248,116
UBE Industries Ltd.	187,000	352,685

		12,614,056

Commercial Banks 2.1%
77 Bank Ltd. (The)	45,300	232,185
Aozora Bank Ltd.*	97,000	122,902
Bank of Kyoto Ltd. (The)	51,000	409,439
Bank of Yokohama Ltd. (The)	214,000	907,648
Chiba Bank Ltd. (The)	132,300	656,273
Chugoku Bank Ltd. (The)	25,000	314,987
Chuo Mitsui Trust Holdings, Inc.	172,400	567,071
Fukuoka Financial Group, Inc.	128,600	396,371
Gunma Bank Ltd. (The)	75,000	373,774
Hachijuni Bank Ltd. (The)	60,000	353,569
Hiroshima Bank Ltd. (The)	65,000	246,482
Hokuhoku Financial Group, Inc.	168,900	298,007
Iyo Bank Ltd. (The)	40,000	399,129
Joyo Bank Ltd. (The)	103,000	475,946
Mitsubishi UFJ Financial Group, Inc.	1,880,184	10,258,236
Mizuho Financial Group, Inc. (b)	1,622,994	3,423,092
Mizuho Trust & Banking Co. Ltd.* (b)	230,000	239,165
Nishi-Nippon City Bank Ltd. (The)	102,000	205,668
Resona Holdings, Inc. (b)	87,800	1,180,010
Sapporo Hokuyo Holdings, Inc.*	34,000	98,257
Seven Bank Ltd.	81	191,328
Shinsei Bank Ltd.	261,000	341,499
Shizuoka Bank Ltd. (The)	105,000	946,206
Sumitomo Mitsui Financial Group, Inc.	114,247	3,963,024
Sumitomo Trust & Banking Co. Ltd. (The)	244,000	1,021,267
Suruga Bank Ltd.	38,000	325,870
Yamaguchi Financial Group, Inc.	32,000	309,231

		28,256,636

Commercial Services & Supplies 0.2%
Dai Nippon Printing Co. Ltd.	102,700	1,087,384
Secom Co. Ltd.	36,300	1,340,827
Toppan Printing Co. Ltd.	93,000	704,864

		3,133,075

Computers & Peripherals 0.4%
Fujitsu Ltd.	321,100	1,375,861
Mitsumi Electric Co. Ltd.	16,600	275,761
NEC Corp.*	335,000	1,113,992
Seiko Epson Corp.	20,200	285,349
Toshiba Corp. (b)	531,700	1,824,964

		4,875,927

Construction & Engineering 0.2%
JGC Corp.	39,000	511,480
Kajima Corp.	153,800	443,796
Kinden Corp.	25,000	208,622
Obayashi Corp.	107,500	527,901
Shimizu Corp.	95,000	455,127
Taisei Corp.	183,000	397,935

		2,544,861

Construction Materials 0.0%
Taiheiyo Cement Corp.	115,000	201,938

Consumer Finance 0.1%
Acom Co. Ltd. (b)	7,940	190,616
Aeon Credit Service Co. Ltd.	17,000	193,910
Credit Saison Co. Ltd.	30,500	342,709
ORIX Corp.	16,040	751,363
Promise Co. Ltd. (b)	11,000	145,381
Takefuji Corp. (b)	20,330	109,302

		1,733,281

Containers & Packaging 0.0%
Toyo Seikan Kaisha Ltd.	27,100	448,871

Distributors 0.0%
Canon Marketing Japan, Inc.	10,300	124,573

Diversified Consumer Services 0.0%
Benesse Corp.	13,200	505,259

Diversified Financial Services 0.0%
Mitsubishi UFJ Lease & Finance Co. Ltd.	7,890	182,535

Diversified Telecommunication Services 0.2%
Nippon Telegraph & Telephone Corp.	85,600	3,226,105

Electric Utilities 1.2%
Chubu Electric Power Co., Inc.	113,900	2,504,608
Chugoku Electric Power Co., Inc. (The)	46,200	931,119
Hokkaido Electric Power Co., Inc.	33,900	623,886
Hokuriku Electric Power Co.	27,200	614,341
Kansai Electric Power Co., Inc. (The)	131,000	2,668,119

2009 Semiannual Report 51

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

JAPAN (continued)
Electric Utilities (continued)

Kyushu Electric Power Co., Inc.	65,200	$1,345,829
Shikoku Electric Power Co., Inc.	31,600	866,355
Tohoku Electric Power Co., Inc.	73,400	1,531,232
Tokyo Electric Power Co., Inc. (The)	208,700	4,889,900

		15,975,389

Electrical Equipment 0.3%
Fuji Electric Holdings Co. Ltd.	60,200	103,549
Furukawa Electric Co. Ltd.	117,300	351,114
Mitsubishi Electric Corp.	321,600	1,713,132
Panasonic Electric Works Co. Ltd.	63,284	515,050
Sumitomo Electric Industries Ltd.	125,200	1,219,939
Ushio, Inc.	14,700	190,771

		4,093,555

Electronic Equipment & Instruments 1.2%
Alps Electric Co. Ltd.	38,000	203,257
Citizen Holdings Co. Ltd.	65,500	299,725
FUJIFILM Holdings Corp.	84,200	2,166,758
Hirose Electric Co. Ltd.	5,600	583,416
Hitachi High-Technologies Corp.	7,800	109,190
Hitachi Ltd.	559,800	1,956,516
HOYA Corp.	71,200	1,235,443
Ibiden Co. Ltd.	23,600	690,265
Keyence Corp.	7,208	1,273,166
Kyocera Corp.	28,000	2,175,045
Mabuchi Motor Co. Ltd.	4,100	185,765
Murata Manufacturing Co. Ltd.	36,900	1,495,809
Nidec Corp.	18,900	1,050,286
Nippon Electric Glass Co. Ltd.	61,000	496,485
Omron Corp.	29,800	445,485
Shimadzu Corp.	38,000	232,329
TDK Corp.	21,500	980,704
Yaskawa Electric Corp. (b)	30,000	139,639
Yokogawa Electric Corp.	44,700	230,725

		15,950,008

Food & Staples Retailing 0.4%
AEON Co. Ltd.	106,000	830,129
FamilyMart Co. Ltd.	10,500	288,992
Lawson, Inc.	12,500	486,238
Seven & I Holdings Co. Ltd.	140,400	3,173,211
UNY Co. Ltd.	22,000	161,676

		4,940,246

Food Products 0.2%
Ajinomoto Co., Inc.	111,000	815,143
Kikkoman Corp.	32,000	285,297
MEIJI Holdings Co. Ltd.*	6,552	200,015
Nippon Meat Packers, Inc.	34,000	350,126
Nisshin Seifun Group, Inc.	28,900	297,619
Nissin Foods Holdings Co. Ltd.	11,700	318,034
Toyo Suisan Kaisha Ltd.	15,400	301,149
Yakult Honsha Co. Ltd.	14,900	256,593
Yamazaki Baking Co. Ltd.	15,100	154,803

		2,978,779

Health Care Equipment & Supplies 0.1%
Olympus Corp. (b)	40,000	655,627
Terumo Corp.	29,400	1,112,574

		1,768,201

Health Care Providers & Services 0.0%
Alfresa Holdings Corp.	3,900	151,311
Mediceo Paltac Holdings Co. Ltd.	18,200	184,173
Suzuken Co. Ltd.	9,800	242,162

		577,646

Hotels, Restaurants & Leisure 0.0% (b)
Oriental Land Co. Ltd.	9,100	573,782

Household Durables 1.0%
Casio Computer Co. Ltd.	42,100	322,653
Haseko Corp.*	245,000	154,403
Makita Corp.	21,000	485,024
Panasonic Corp.	306,502	4,492,565
Sanyo Electric Co. Ltd.* (b)	297,200	491,951
Sekisui Chemical Co. Ltd.	57,000	299,338
Sekisui House Ltd.	78,300	675,892
Sharp Corp. (b)	172,900	1,820,960
Sony Corp.	172,300	4,477,952

		13,220,738

Household Products 0.2%
Kao Corp.	88,200	1,649,959
Unicharm Corp.	7,300	508,132

		2,158,091

Independent Power Producers & Energy Traders 0.1%
Electric Power Development Co. Ltd.	22,000	641,743

Industrial Conglomerate 0.1%
Hankyu Hanshin Holdings, Inc.	198,000	925,561

Information Technology Services 0.1%
Itochu Techno-Solutions Corp.	2,900	65,960
Nomura Research Institute Ltd.	21,700	385,998
NTT Data Corp.	221	581,128
Obic Co. Ltd.	940	127,632
Otsuka Corp.	1,500	55,800

		1,216,518

Insurance 0.6%
Aioi Insurance Co. Ltd.	69,000	302,931
Mitsui Sumitomo Insurance Group Holdings, Inc.	64,980	1,773,245
Nipponkoa Insurance Co. Ltd.	114,000	618,262
Nissay Dowa General Insurance Co. Ltd.	15,000	64,697

52 Semiannual Report 2009

Common Stocks (continued)
	Shares	Market Value

JAPAN (continued)
Insurance (continued)

Sompo Japan Insurance, Inc.	145,800	$878,848
Sony Financial Holdings, Inc.	146	459,442
T&D Holdings, Inc.	39,500	1,181,190
Tokio Marine Holdings, Inc.	116,700	3,078,388

		8,357,003

Internet & Catalog Retail 0.1% (b)
Dena Co. Ltd.	53	189,989
Rakuten, Inc.	1,120	569,910

		759,899

Internet Software & Services 0.0%
Yahoo! Japan Corp.	2,467	615,973

Leisure Equipment & Products 0.2%
Namco Bandai Holdings, Inc.	36,749	365,736
Nikon Corp.	57,000	755,588
Sankyo Co. Ltd.	8,900	451,570
Sega Sammy Holdings, Inc.	31,900	288,826
Shimano, Inc.	9,100	269,275
Yamaha Corp.	31,600	361,153

		2,492,148

Machinery 1.0%
Amada Co. Ltd.	47,000	291,101
Fanuc Ltd.	33,000	2,381,836
Hino Motors Ltd.	61,000	175,493
Hitachi Construction Machinery Co. Ltd. (b)	19,200	262,381
IHI Corp.*	171,000	259,831
Japan Steel Works Ltd. (The)	62,000	671,632
JTEKT Corp.	25,300	244,070
Kawasaki Heavy Industries Ltd.	275,200	589,988
Komatsu Ltd.	154,800	1,931,728
Kubota Corp.	190,100	1,142,815
Kurita Water Industries Ltd.	19,900	484,848
Minebea Co. Ltd.	78,000	302,368
Mitsubishi Heavy Industries Ltd.	550,200	1,801,361
Mitsui Engineering & Shipbuilding Co. Ltd.	121,000	247,858
NGK Insulators Ltd.	44,000	674,932
NSK Ltd.	66,400	295,613
NTN Corp.	59,600	198,536
SMC Corp.	10,000	981,166
Sumitomo Heavy Industries Ltd.	92,000	382,663
THK Co. Ltd.	24,600	341,239

		13,661,459

Marine 0.2%
Kawasaki Kisen Kaisha Ltd.	102,000	384,396
Mitsui OSK Lines Ltd.	199,000	1,137,414
Nippon Yusen KK	193,400	792,389

		2,314,199

Media 0.1%
Dentsu, Inc. (b)	33,200	615,827
Fuji Media Holdings, Inc.	116	129,351
Hakuhodo DY Holdings, Inc.	2,450	112,420
Jupiter Telecommunications Co. Ltd.	333	234,368
Toho Co. Ltd.	14,900	196,847
Tokyo Broadcasting System, HD	4,800	67,462

		1,356,275

Metals & Mining 0.8%
Daido Steel Co. Ltd.	64,000	213,239
Dowa Holdings Co. Ltd.	59,800	237,805
Hitachi Metals Ltd.	25,000	197,190
JFE Holdings, Inc.	89,900	2,455,954
Kobe Steel Ltd.	444,000	730,251
Maruichi Steel Tube Ltd. (b)	5,600	113,284
Mitsubishi Materials Corp.	191,000	552,988
Mitsui Mining & Smelting Co. Ltd.	116,100	229,885
Nippon Steel Corp.	876,000	2,945,810
Nisshin Steel Co. Ltd.	127,900	246,821
OSAKA Titanium Technologies Co. (b)	4,500	136,090
Sumitomo Metal Industries Ltd.	664,000	1,555,757
Sumitomo Metal Mining Co. Ltd.	96,000	1,072,294
Tokyo Steel Manufacturing Co. Ltd.	13,300	136,250
Yamato Kogyo Co. Ltd.	4,700	106,777

		10,930,395

Multiline Retail 0.1%
Isetan Mitsukoshi Holdings Ltd.	59,978	504,293
J. Front Retailing Co. Ltd.	69,200	284,301
Marui Group Co. Ltd.	54,600	302,072
Takashimaya Co. Ltd.	57,000	355,901

		1,446,567

Natural Gas Utility 0.2%
Osaka Gas Co. Ltd.	335,900	1,064,658
TOHO GAS Co. Ltd.	73,000	310,821
Tokyo Gas Co. Ltd.	398,400	1,510,720

		2,886,199

Office Electronics 0.6%
Brother Industries Ltd.	37,500	304,855
Canon, Inc.	182,600	5,465,543
Konica Minolta Holdings, Inc.	84,400	697,332
Ricoh Co. Ltd.	116,200	1,436,974

		7,904,704

Oil, Gas & Consumable Fuels 0.3%
Cosmo Oil Co. Ltd.	71,000	201,808
Idemitsu Kosan Co. Ltd.	3,900	288,112
INPEX Corp.	136	865,633
Japan Petroleum Exploration Co.	5,100	201,351

2009 Semiannual Report 53

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

JAPAN (continued)
Oil, Gas & Consumable Fuels (continued)

Nippon Mining Holdings, Inc.	158,900	$721,652
Nippon Oil Corp.	227,400	1,183,560
Showa Shell Sekiyu KK	38,700	340,486
TonenGeneral Sekiyu KK	41,000	390,033

		4,192,635

Paper & Forest Products 0.1%
Nippon Paper Group, Inc.	16,400	465,563
OJI Paper Co. Ltd.	149,000	641,598

		1,107,161

Personal Products 0.1%
Shiseido Co. Ltd.	56,700	995,651

Pharmaceuticals 1.2%
Astellas Pharma, Inc.	82,400	2,679,952
Chugai Pharmaceutical Co. Ltd.	39,200	728,169
Daiichi Sankyo Co. Ltd.	116,400	1,946,712
Dainippon Sumitomo Pharma Co. Ltd.	23,000	182,587
Eisai Co. Ltd.	43,600	1,170,268
Hisamitsu Pharmaceutical Co., Inc.	10,100	285,151
Kyowa Hakko Kirin Co. Ltd.	43,000	380,362
Mitsubishi Tanabe Pharma Corp.	38,000	362,786
Ono Pharmaceutical Co. Ltd.	16,100	683,210
Santen Pharmaceutical Co. Ltd.	13,300	375,700
Shionogi & Co. Ltd.	51,400	884,474
Taisho Pharmaceutical Co. Ltd.	19,900	364,164
Takeda Pharmaceutical Co. Ltd.	140,300	4,976,714
Tsumura & Co.	10,800	295,827

		15,316,076

Real Estate Investment Trusts 0.2%
Japan Prime Realty Investment Corp.	114	196,409
Japan Real Estate Investment Corp.	70	495,374
Japan Retail Fund Investment Corp.	77	269,330
Nippon Building Fund, Inc.	93	755,752
Nomura Real Estate Office Fund, Inc.	55	285,039

		2,001,904

Real Estate Management & Development 0.6%
Aeon Mall Co. Ltd.	8,000	104,745
Daito Trust Construction Co. Ltd.	13,300	554,698
Daiwa House Industry Co. Ltd.	89,000	777,437
Leopalace21 Corp.	20,575	150,748
Mitsubishi Estate Co. Ltd.	199,600	2,609,531
Mitsui Fudosan Co. Ltd.	144,700	1,821,051
Nomura Real Estate Holdings, Inc. (b)	5,100	83,504
NTT Urban Development Corp.	130	105,410
Sumitomo Realty & Development Co. Ltd.	65,000	779,853
Tokyo Tatemono Co. Ltd.	46,000	156,255
Tokyu Land Corp.	79,000	264,424

		7,407,656

Road & Rail 0.8%
Central Japan Railway Co.	270	1,600,704
East Japan Railway Co.	58,275	3,284,424
Keihin Electric Express Railway Co. Ltd.	63,000	483,826
Keio Corp.	86,400	490,606
Keisei Electric Railway Co. Ltd.	58,000	275,829
Kintetsu Corp. (b)	280,500	1,219,818
Nippon Express Co. Ltd.	143,500	511,866
Odakyu Electric Railway Co. Ltd.	103,100	839,846
Tobu Railway Co. Ltd. (b)	125,000	652,280
Tokyu Corp.	189,900	810,194
West Japan Railway Co.	294	901,782

		11,071,175

Semiconductors & Semiconductor Equipment 0.3%
Advantest Corp.	26,400	418,034
Elpida Memory, Inc.* (b)	19,000	203,527
NEC Electronics Corp.*	5,200	54,828
Rohm Co. Ltd.	17,600	1,079,602
Shinko Electric Industries Co. Ltd.	16,400	161,741
Sumco Corp.	22,800	335,050
Tokyo Electron Ltd.	29,800	1,363,018

		3,615,800

Software 0.4%
Konami Corp.	18,000	267,200
Nintendo Co. Ltd.	17,000	4,571,566
Oracle Corp. Japan (b)	4,600	162,802
Square Enix Holdings Co. Ltd.	11,700	210,589
Trend Micro, Inc.	18,000	548,226

		5,760,383

Specialty Retail 0.2%
ABC-Mart, Inc.	3,000	61,478
Fast Retailing Co. Ltd.	8,300	872,499
Hikari Tsushin, Inc.	3,200	65,504
Nitori Co. Ltd.	7,100	399,586
Shimamura Co. Ltd.	3,000	207,917
USS Co. Ltd.	5,000	226,626
Yamada Denki Co. Ltd.	15,050	693,367

		2,526,977

Textiles, Apparel & Luxury Goods 0.0%
Asics Corp.	19,000	123,539
Nisshinbo Holdings, Inc.	23,100	243,690
Onward Holdings Co. Ltd.	28,400	171,844

		539,073

54 Semiannual Report 2009

Common Stocks (continued)
	Shares	Market Value

JAPAN (continued)

Tobacco 0.1%
Japan Tobacco, Inc.	746	$1,874,625

Trading Companies & Distributors 0.9%
ITOCHU Corp.	261,000	1,399,777
Marubeni Corp.	286,000	1,039,889
Mitsubishi Corp.	230,400	3,546,449
Mitsui & Co. Ltd.	298,000	3,161,397
Sojitz Corp.	191,067	296,165
Sumitomo Corp.	194,000	1,689,022
Toyota Tsusho Corp.	31,500	372,081

		11,504,780

Transportation Infrastructure 0.0%
Kamigumi Co. Ltd.	33,000	211,999
Mitsubishi Logistics Corp.	23,400	223,197

		435,196

Wireless Telecommunication Services 0.6%
KDDI Corp.	501	2,253,464
NTT DoCoMo, Inc.	2,678	3,737,611
Softbank Corp.	130,000	2,057,015

		8,048,090

		303,329,114

LUXEMBOURG 0.5% (a)
Energy Equipment & Services 0.1% (b)
Tenaris SA	83,748	1,053,219

Media 0.1%
SES SA	48,464	874,722

Metals & Mining 0.3%
ArcelorMittal	150,000	3,513,098

Wireless Telecommunication Services 0.0%
Millicom International Cellular SA — SDR	11,290	555,696

		5,996,735

NETHERLANDS 3.4% (a)
Aerospace & Defense 0.1% (b)
European Aeronautic Defence and Space Co. NV	55,581	802,108

Air Freight & Logistics 0.1%
TNT NV	65,035	1,198,377

Beverages 0.1%
Heineken Holding NV	18,745	442,534
Heineken NV (b)	43,065	1,279,523

		1,722,057

Chemicals 0.2%
Akzo Nobel NV (b)	42,142	1,762,107
Koninklijke DSM NV	24,500	759,679

		2,521,786

Construction & Engineering 0.0%
Koninklijke Boskalis Westminster NV	9,630	224,500

Construction Materials 0.0%
James Hardie Industries NV CDI	65,970	220,457

Diversified Financial Services 0.2%
ING Groep NV CVA	337,251	3,073,629
SNS Reaal	20,410	114,868

		3,188,497

Diversified Telecommunication Services 0.3%
Koninklijke KPN NV	308,713	3,710,859

Energy Equipment & Services 0.1%
Fugro NV CVA	10,981	393,080
SBM Offshore NV	26,863	432,902

		825,982

Food & Staples Retailing 0.2% (b)
Koninklijke Ahold NV	211,461	2,316,428

Food Products 0.4%
Unilever NV CVA	280,552	5,550,523

Industrial Conglomerate 0.2% (b)
Koninklijke Philips Electronics NV	167,704	3,025,403

Insurance 0.1%
Aegon NV	246,488	1,239,543

Life Sciences Tools & Services 0.1%
QIAGEN NV*	33,687	554,612

Media 0.2%
Reed Elsevier NV (b)	109,258	1,200,200
Wolters Kluwer NV	48,785	802,660

		2,002,860

Oil, Gas & Consumable Fuels 1.0%
Royal Dutch Shell PLC, A Shares	599,634	13,800,888

Professional Services 0.0%
Randstad Holding NV	17,341	397,825

Real Estate Investment Trusts 0.0%
Corio NV	7,486	332,203

Semiconductors & Semiconductor Equipment 0.1%
ASML Holding NV	76,796	1,611,238

		45,246,146

NEW ZEALAND 0.1% (a)
Construction Materials 0.0%
Fletcher Building Ltd.	70,946	267,812

Diversified Telecommunication Services 0.1%
Telecom Corp. of New Zealand Ltd.	333,469	532,737

2009 Semiannual Report 55

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

NEW ZEALAND (continued)

Electric Utility 0.0%
Contact Energy Ltd.	33,428	$107,646

Hotels, Restaurants & Leisure 0.0%
Sky City Entertainment Group Ltd.	106,546	164,815

Transportation Infrastructure 0.0%
Auckland International Airport Ltd.	125,454	117,577

		1,190,587

NORWAY 0.7% (a)
Chemicals 0.1%
Yara International ASA	33,814	906,895

Commercial Banks 0.1%
DnB NOR ASA	132,189	823,373

Diversified Telecommunication Services 0.1%
Telenor ASA	150,054	933,877

Electrical Equipment 0.0% (b)
Renewable Energy Corp. AS*	27,264	246,467

Energy Equipment & Services 0.0%
Aker Solutions ASA	31,880	192,882

Industrial Conglomerate 0.1%
Orkla ASA	146,991	1,053,086

Metals & Mining 0.0% (b)
Norsk Hydro ASA	124,403	548,926

Oil, Gas & Consumable Fuels 0.3%
StatoilHydro ASA	226,856	4,231,089

		8,936,595

PORTUGAL 0.3% (a)
Commercial Banks 0.1%
Banco Comercial Portugues SA	437,665	408,367
Banco Espirito Santo SA	90,710	443,898

		852,265

Construction Materials 0.0% (b)
Cimpor Cimentos de Portugal SGPS SA	41,410	246,984

Diversified Telecommunication Services 0.1%
Portugal Telecom SGPS SA	110,137	839,661

Electric Utility 0.1% (b)
Energias de Portugal SA	312,592	1,136,732

Food & Staples Retailing 0.0%
Jeronimo Martins SGPS SA	38,744	218,498

Media 0.0%
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	30,919	169,008

Oil, Gas & Consumable Fuels 0.0%
Galp Energia SGPS SA, B Shares	32,199	426,927

Transportation Infrastructure 0.0%
BRISA	42,254	287,939

		4,178,014

SINGAPORE 1.1% (a)
Aerospace & Defense 0.0%
Singapore Technologies Engineering Ltd.	232,000	400,477

Airline 0.1%
Singapore Airlines Ltd.	91,613	659,245

Commercial Banks 0.4%
DBS Group Holdings Ltd.	299,050	1,902,189
Oversea-Chinese Banking Corp. Ltd.	445,600	1,757,149
United Overseas Bank Ltd.	216,500	1,669,617

		5,328,955

Distributors 0.0%
Jardine Cycle & Carriage Ltd.	18,604	178,034

Diversified Financial Services 0.1%
Singapore Exchange Ltd.	153,900	645,901

Diversified Telecommunication Services 0.2%
Singapore Telecommunications Ltd.	1,360,003	2,338,130

Food & Staples Retailing 0.0%
Olam International Ltd.	205,500	242,478

Food Products 0.1%
Golden Agri-Resources Ltd.	893,360	220,567
Wilmar International Ltd.	142,158	339,857

		560,424

Health Care Providers & Services 0.0%
Parkway Holdings Ltd.	210,646	170,456

Industrial Conglomerates 0.1%
Fraser and Neave Ltd.	167,369	294,345
Keppel Corp. Ltd.	229,000	914,738
SembCorp Industries Ltd.	138,243	253,027

		1,462,110

Machinery 0.0%
Cosco Corp. Singapore Ltd. (b)	164,066	111,912
SembCorp Marine Ltd.	151,200	212,985

		324,897

Marine 0.0% (b)
Neptune Orient Lines Ltd.	91,800	79,852

Media 0.0% (b)
Singapore Press Holdings Ltd.	278,500	544,751

56 Semiannual Report 2009

Common Stocks (continued)
	Shares	Market Value

SINGAPORE (continued)

Real Estate Investment Trusts 0.0%
Ascendas Real Estate Investment Trust	152,306	$136,902
CapitaMall Trust	406,800	340,592

		477,494

Real Estate Management & Development 0.1%
CapitaLand Ltd.	455,345	840,430
City Developments Ltd.	94,099	407,468
UOL Group Ltd.*	134,120	199,827

		1,447,725

Road & Rail 0.0%
ComfortDelgro Corp. Ltd.	280,620	267,670

		15,128,599

SPAIN 4.2%
Airline 0.0% (a)
Iberia Lineas Aereas de Espana	92,810	173,232

Biotechnology 0.0% (a)
Grifols SA	22,670	397,745

Commercial Banks 1.7%
Banco Bilbao Vizcaya Argentaria SA (a)(b)	621,239	6,731,719
Banco de Sabadell SA (a)(b)	164,575	949,552
Banco de Valencia SA (a)	27,899	255,109
Banco Popular Espanol SA (a)(b)	141,429	1,165,469
Banco Santander SA	1,403,494	13,497,991
Bankinter SA (a)(b)	43,964	519,590

		23,119,430

Construction & Engineering 0.2% (a)
ACS Actividades de Construccion y Servicios SA	32,855	1,642,957
Fomento de Construcciones y Contratas SA (b)	7,593	271,310
Grupo Ferrovial SA (b)	10,827	313,913
Sacyr Vallehermoso SA (b)	13,066	134,297

		2,362,477

Diversified Financial Services 0.1% (a)
Criteria CaixaCorp. SA	143,853	540,282

Diversified Telecommunication Services 1.0% (a)
Telefonica SA	727,568	13,782,424

Electric Utilities 0.5% (a)
Acciona SA	5,173	528,800
Iberdrola SA	601,745	4,737,882
Red Electrica Corp. SA	19,439	813,443

		6,080,125

Electrical Equipment 0.1% (a)
Gamesa Corp. Tecnologica SA	33,007	622,891

Independent Power Producers & Energy Traders 0.1% (a)
EDP Renovaveis SA*	37,892	308,909
Iberdrola Renovables SA*	152,396	618,754

		927,663

Information Technology Services 0.0% (a)(b)
Indra Sistemas SA	19,239	380,453

Insurance 0.0% (a)
Mapfre SA	122,899	350,254

Machinery 0.0% (a)(b)
Zardoya Otis SA	18,684	382,902

Media 0.0% (a)(b)
Gestevision Telecinco SA	19,699	185,692

Metals & Mining 0.0% (a)
Acerinox SA	28,129	428,360

Natural Gas Utility 0.1% (a)
Enagas	32,516	565,230
Gas Natural SDG SA (b)	40,476	641,710

		1,206,940

Oil, Gas & Consumable Fuels 0.2% (a)
Repsol YPF SA	126,180	2,398,012

Specialty Retail 0.1% (a)(b)
Inditex SA	38,838	1,655,704

Transportation Infrastructure 0.1% (a)(b)
Abertis Infraestructuras SA	47,945	858,030
Cintra Concesiones de Infraestructuras de Transporte SA*	45,283	247,422

		1,105,452

		56,100,038

SWEDEN 2.2% (a)
Building Products 0.0% (b)
Assa Abloy AB, Class B	53,848	634,264

Commercial Banks 0.5%
Nordea Bank AB (b)	539,934	4,018,140
Skandinaviska Enskilda Banken AB, Class A*	255,872	993,802
Svenska Handelsbanken AB, A Shares (b)	77,082	1,343,448
Swedbank AB, A Shares (b)	63,000	354,937

		6,710,327

Commercial Services & Supplies 0.0%
Securitas AB, B Shares*	54,485	451,671

Communications Equipment 0.3% (b)
Telefonaktiebolaget LM Ericsson, B Shares	501,124	4,258,535

2009 Semiannual Report 57

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

SWEDEN (continued)

Construction & Engineering 0.1%
Skanska AB, B Shares	65,056	$702,032

Diversified Financial Services 0.1%
Investor AB, B Shares	74,800	1,081,193

Diversified Telecommunication Services 0.2%
Tele2 AB, B Shares	50,799	479,026
TeliaSonera AB (b)	363,999	1,708,689

		2,187,715

Health Care Equipment & Supplies 0.0% (b)
Getinge AB, B Shares	33,471	388,991

Household Durables 0.1%
Electrolux AB, Series B* (b)	44,322	499,647
Husqvarna AB, B Shares*	69,664	342,652

		842,299

Machinery 0.5%
Alfa Laval AB (b)	62,689	555,565
Atlas Copco AB, A Shares (b)	113,764	1,058,086
Atlas Copco AB, B Shares (b)	67,264	557,073
Sandvik AB (b)	171,048	1,123,896
Scania AB, B Shares	54,482	577,957
SKF AB, B Shares (b)	66,713	731,892
Volvo AB, A Shares	62,102	406,935
Volvo AB, B Shares (b)	179,682	1,172,137

		6,183,541

Media 0.0% (b)
Modern Times Group AB, B Shares	8,062	218,205

Metals & Mining 0.0%
Ssab Svenskt Stal AB, Series A	31,433	299,579
Ssab Svenskt Stal AB, Series B	8,917	80,005

		379,584

Oil, Gas & Consumable Fuels 0.0%
Lundin Petroleum AB*	32,091	208,782

Paper & Forest Products 0.1% (b)
Holmen AB, Class B	7,619	168,119
Svenska Cellulosa AB, Class B	93,791	904,749

		1,072,868

Specialty Retail 0.3% (b)
Hennes & Mauritz AB, B Shares	84,865	3,779,988

Tobacco 0.0% (b)
Swedish Match AB	45,828	654,285

		29,754,280

SWITZERLAND 7.6%
Biotechnology 0.1% (a)
Actelion Ltd.*	17,627	803,327

Building Products 0.1% (a)
Geberit AG	7,357	784,314

Capital Markets 1.2%
Credit Suisse Group AG (b)	188,675	7,375,026
EFG International AG (a)(b)	6,184	74,838
Julius Baer Holding AG (a)	37,746	1,238,626
UBS AG* (a)	517,921	7,116,600

		15,805,090

Chemicals 0.3% (a)(b)
Givaudan SA	1,218	771,374
Syngenta AG	17,144	3,661,204

		4,432,578

Computers & Peripherals 0.0% (a)
Logitech International SA*	29,434	393,483

Construction Materials 0.1% (a)
Holcim Ltd.	35,211	1,786,534

Diversified Financial Services 0.0% (a)
Pargesa Holding SA	4,636	293,348

Diversified Telecommunication Services 0.1% (a)(b)
Swisscom AG	4,289	1,118,729

Electric Utility 0.0% (a)
BKW FMB Energie AG	1,904	132,442

Electrical Equipment 0.4% (a)
ABB Ltd.	388,655	5,503,621

Food Products 1.7% (a)
Aryzta AG*	14,400	417,200
Lindt & Spruengli AG	100	160,104
Lindt & Spruengli AG (b)	16	306,212
Nestle SA	675,175	22,015,250

		22,898,766

Health Care Equipment & Supplies 0.1% (a)
Nobel Biocare Holding AG (b)	21,384	436,072
Sonova Holding AG	8,314	540,344
Straumann Holding AG (b)	1,000	182,920

		1,159,336

Insurance 0.5% (a)
Baloise Holding AG	9,033	663,331
Swiss Life Holding AG	6,323	489,331
Swiss Reinsurance	59,706	1,417,682
Zurich Financial Services AG	25,126	4,670,610

		7,240,954

Life Sciences Tools & Services 0.1% (a)(b)
Lonza Group AG*	8,502	780,197

Machinery 0.1% (a)
Schindler Holding AG	8,332	436,927
Sulzer AG	5,209	283,198

		720,125

Marine 0.1% (a)
Kuehne + Nagel International AG	9,774	734,816

58 Semiannual Report 2009

Common Stocks (continued)
	Shares	Market Value

SWITZERLAND (continued)

Pharmaceuticals 2.3% (a)
Novartis AG	419,543	$15,883,866
Roche Holding AG	123,886	15,627,329

		31,511,195

Professional Services 0.1% (a)
Adecco SA	22,125	871,075
SGS SA (b)	841	943,401

		1,814,476

Semiconductors & Semiconductor Equipment 0.1% (a)
STMicroelectronics NV	123,089	811,091

Textiles, Apparel & Luxury Goods 0.2% (a)
Compagnie Financiere Richemont SA	92,884	1,663,283
Swatch Group AG (The) BRS	5,557	773,403
Swatch Group AG (The) REG	6,449	185,008

		2,621,694

		101,346,116

UNITED KINGDOM 18.5% (a)
Aerospace & Defense 0.4%
BAE Systems PLC	602,690	3,169,321
Cobham PLC	198,852	514,996
Meggitt PLC	134,757	357,004
Rolls-Royce Group PLC	314,958	1,560,881

		5,602,202

Airline 0.0%
British Airways PLC	90,070	194,976

Beverages 0.6%
Diageo PLC	426,595	5,087,608
SABMiller PLC	153,423	2,571,794

		7,659,402

Capital Markets 0.2%
3i Group PLC	67,961	319,570
ICAP PLC	84,272	460,520
Investec PLC	51,267	245,487
Man Group PLC	291,126	1,075,745

		2,101,322

Chemicals 0.1%
Johnson Matthey PLC	36,641	646,830

Commercial Banks 2.7%
Barclays PLC	1,428,724	5,798,959
HSBC Holdings PLC	2,917,851	20,743,751
Lloyds Banking Group PLC	1,678,995	2,722,493
Royal Bank of Scotland Group PLC*	2,927,891	1,786,352
Standard Chartered PLC	322,734	4,990,923

		36,042,478

Commercial Services & Supplies 0.1%
G4S PLC	209,444	580,593
Serco Group PLC	80,793	435,756

		1,016,349

Construction & Engineering 0.0%
Balfour Beatty PLC	82,042	405,009

Containers & Packaging 0.0%
Rexam PLC	108,877	504,167

Diversified Financial Services 0.0%
London Stock Exchange Group PLC	30,384	332,877

Diversified Telecommunication Services 0.2%
BT Group PLC	1,281,121	1,764,994
Cable & Wireless PLC	430,268	947,248

		2,712,242

Electric Utility 0.2%
Scottish & Southern Energy PLC	156,686	2,552,626

Energy Equipment & Services 0.0%
AMEC PLC	54,746	498,193

Food & Staples Retailing 0.7%
J Sainsbury PLC	170,226	824,664
Tesco PLC	1,339,651	6,635,676
WM Morrison Supermarkets PLC	391,946	1,419,312

		8,879,652

Food Products 0.5%
Associated British Foods PLC	58,885	621,438
Cadbury PLC	233,097	1,742,405
Tate & Lyle PLC	81,699	331,033
Unilever PLC	218,983	4,262,624

		6,957,500

Health Care Equipment & Supplies 0.1%
Smith & Nephew PLC	152,125	1,069,966

Hotels, Restaurants & Leisure 0.3%
Carnival PLC	27,925	767,126
Compass Group PLC	316,835	1,506,079
Intercontinental Hotels Group PLC	45,489	432,051
Ladbrokes PLC	119,578	412,928
Thomas Cook Group PLC	76,717	296,054
TUI Travel PLC	93,102	346,919
Whitbread PLC	28,034	387,657

		4,148,814

Household Durables 0.0%
Berkeley Group Holdings PLC*	9,117	131,069

Household Products 0.3%
Reckitt Benckiser Group PLC	102,111	4,007,143

2009 Semiannual Report 59

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

UNITED KINGDOM (continued)

Independent Power Producers & Energy Traders 0.1%
Drax Group PLC	55,054	$417,366
International Power PLC	249,972	913,235

		1,330,601

Industrial Conglomerates 0.1%
Smiths Group PLC	64,267	690,414
Tomkins PLC	151,866	387,586

		1,078,000

Information Technology Services 0.0%
Logica PLC	236,462	266,669

Insurance 0.7%
Admiral Group PLC	24,949	333,540
Aviva PLC	456,044	2,098,993
Friends Provident PLC	363,418	341,848
Legal & General Group PLC	1,018,359	864,911
Old Mutual PLC	869,892	866,404
Prudential PLC	427,374	2,455,647
RSA Insurance Group PLC	572,463	1,101,005
Standard Life PLC	360,491	1,001,995

		9,064,343

Internet & Catalog Retail 0.1%
Home Retail Group PLC	153,748	565,582

Machinery 0.1%
IMI PLC	43,571	228,365
Invensys PLC*	126,108	368,172

		596,537

Media 0.5%
British Sky Broadcasting Group PLC	194,984	1,387,663
Daily Mail & General Trust, Class A	34,990	169,833
ITV PLC	560,647	263,159
Pearson PLC	139,088	1,434,755
Reed Elsevier PLC	189,524	1,404,349
Thomson Reuters PLC	31,339	805,833
United Business Media Ltd.	48,671	329,510
WPP PLC	191,141	1,307,370

		7,102,472

Metals & Mining 1.8%
Anglo American PLC	224,553	4,830,501
Antofagasta PLC	68,550	588,116
BHP Billiton PLC	375,929	7,799,989
Eurasian Natural Resources Corp.	52,685	458,618
Kazakhmys PLC	32,271	250,635
Lonmin PLC	23,139	485,730
Rio Tinto PLC	169,988	6,904,703
Vedanta Resources PLC	22,688	354,774
Xstrata PLC	323,938	2,855,004

		24,528,070

Multi-Utility 0.6%
Centrica PLC	871,873	2,914,085
National Grid PLC	414,627	3,443,840
United Utilities Group PLC	117,965	881,911

		7,239,836

Multiline Retail 0.2%
Marks & Spencer Group PLC	271,119	1,342,776
Next PLC	34,315	820,504

		2,163,280

Oil, Gas & Consumable Fuels 3.6%
BG Group PLC	571,418	9,121,503
BP PLC	3,185,588	22,504,475
Cairn Energy PLC*	23,791	745,687
Frontline Ltd.	9,000	178,146
Imperial Tobacco Group PLC	173,438	3,955,977
Royal Dutch Shell PLC, B Shares	456,572	10,329,285
Tullow Oil PLC	136,678	1,612,968

		48,448,041

Pharmaceuticals 1.8%
AstraZeneca PLC	246,407	8,625,373
GlaxoSmithKline PLC	884,389	13,618,221
Shire PLC	96,504	1,206,288

		23,449,882

Professional Services 0.1%
Capita Group PLC (The)	102,065	1,028,767
Hays PLC	248,348	329,566

		1,358,333

Real Estate Investment Trusts 0.2%
British Land Co. PLC	147,788	932,245
Hammerson PLC	116,506	539,653
Land Securities Group PLC	130,874	1,078,934
Liberty International PLC	40,859	239,415
Segro PLC	962,403	337,405

		3,127,652

Road & Rail 0.0%
Firstgroup PLC	81,880	400,455
Stagecoach Group PLC	68,356	131,497

		531,952

Software 0.1%
Autonomy Corp. PLC*	36,705	769,802
Sage Group PLC (The)	228,659	622,488

		1,392,290

Specialty Retail 0.1%
Carphone Warehouse Group PLC	53,270	116,621
Kingfisher PLC	408,405	1,111,424

		1,228,045

Textiles, Apparel & Luxury Goods 0.0%
Burberry Group PLC	78,375	466,368

60 Semiannual Report 2009

Common Stocks (continued)
	Shares	Market Value

UNITED KINGDOM (continued)

Tobacco 0.6%
British American Tobacco PLC	322,521	$7,775,777

Trading Companies & Distributors 0.1%
Bunzl PLC	59,826	482,233
Wolseley PLC*	51,164	917,332

		1,399,565

Water Utility 0.1%
Severn Trent PLC	39,056	600,733

Wireless Telecommunication Services 1.2%
Vodafone Group PLC	8,928,929	16,406,026

		245,582,871

UNITED STATES 0.1%
Capital Markets 0.0% (a)
Schroders PLC	14,441	174,845

Health Care Equipment & Supplies 0.1%
Synthes, Inc.	10,596	1,072,392

		1,247,237

Total Common Stocks (cost $1,699,657,687)		1,271,022,554

Preferred Stocks 0.3% (a)

GERMANY 0.3%
Automobiles 0.1%
Bayerische Motoren Werke AG	8,063	170,929
Porsche Automobil Holding SE	15,682	1,117,269
Volkswagen AG (b)	17,965	1,126,252

		2,414,450

Health Care Equipment & Supplies 0.1%
Fresenius SE	13,768	707,419

Household Products 0.1%
Henkel AG & Co. KGaA	31,816	859,377

Multi-Utility 0.0%
RWE AG	6,674	410,946

		4,392,192

ITALY 0.0%
Insurance 0.0%
Unipol Gruppo Finanziario SpA	104,302	86,667

Total Preferred Stocks (cost $6,066,645)		4,478,859

Exchange Traded Fund 0.2%

	Shares	Market Value

UNITED STATES 0.2%
iShares MSCI EAFE Index Fund	$48,360	2,027,251

Rights 0.0%

AUSTRALIA 0.0% (a)
Metals & Mining 0.0%
OneSteel Ltd., expiring 5/7/09*	53,938	0

Real Estate Investment Trusts 0.0%
Dexus Property Group, expiring 5/21/09*	166,486	0

		0

BELGIUM 0.0%
Beverages 0.0% (a)
Anheuser-Busch InBev NV, expiring 12/31/49*	47,992	127

Diversified Financial Services 0.0% (a)
Fortis, expiring 7/2/14*	368,527	0

		127

ITALY 0.0%
Natural Gas Utility 0.0%
Snam Rete Gas SpA, expiring 5/18/09*	140,055	107,461

SPAIN 0.0%
Commercial Banks 0.0%
Banco de Valencia SA, expiring 5/12/09*	27,899	4,798

UNITED KINGDOM 0.0% (a)
Real Estate Investment Trusts 0.0%
Liberty International PLC, expiring 5/22/09*	10,631	13,316

Total Rights (cost $113,788)		125,702

Warrants 0.0% (a)

JAPAN 0.0%
Metals & Mining 0.0%
Dowa Holdings Co. Ltd., expiring 01/29/10*	67,800	0

Total Warrants (cost $ — )		0

2009 Semiannual Report 61

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide International Index Fund (Continued)

Repurchase Agreements 14.0%

	Principal Amount	Market Value

Barclays Capital, 0.16%, dated 04/30/09, due 05/01/09, repurchase price $50,000,222, collateralized by Treasury Notes ranging 0.00% — 1.38%, maturing 07/30/09 — 02/15/12; total market value of $51,000,000 (c)	$50,000,000	$50,000,000
CS First Boston, 0.18%, dated 04/30/09, due 05/01/09, repurchase price $7,412,015, collateralized by U.S. Government Agency Mortgage 5.50%, maturing 04/01/39; total market value of $7,560,218	7,411,978	7,411,978

Morgan Stanley, 0.15%, dated 04/30/09, due 05/01/09, repurchase price $115,320,138, collateralized by U.S. Government Agency Mortgages ranging 5.00% — 7.50%, maturing 07/01/19 — 11/01/47; total market value of $117,626,051 (c)	115,319,658	115,319,658
UBS Securities, 0.15%, dated 04/30/09, due 05/01/09, repurchase price $13,999,083, collateralized by U.S. Government Agency Securities ranging from 0.00% — 6.25%, maturing 05/06/09 — 04/23/29; total market value of $14,279,006	13,999,025	13,999,025

Total Repurchase Agreements (cost $186,730,661)		186,730,661

Total Investments (cost $1,895,249,449) (d) — 110.0%		1,464,385,027

Liabilities in excess of other assets — (10.0)%		(132,879,080)

NET ASSETS — 100.0%		$1,331,505,947

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	The security or a partial position of this security is on loan at April 30, 2009. The total value of securities on loan at April 30, 2009 was $161,098,217.

(c)	The security was purchased with cash collateral held from securities on loan (See Note 2). The total value of this security as of April 30, 2009 was $165,319,658.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

(e)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2009. The maturity date represents the actual maturity date.

AB	Stock Company

AE	Limited Company

AG	Stock Corporation

AS	Stock Corporation

ASA	Stock Corporation

BR	Bearer Shares

CVA	Dutch Certificate

KGaA	Limited partnership with shares

KK	Joint Stock Company

LTD	Limited

NV	Public Traded Company

OYJ	Public Traded Company

PLC	Public Limited Company

PPS	Price Protected Shares

REG	Registered Shares

REIT	Real Estate Investment Trust

RSP	Savings Shares

SA	Stock Company

SC	Partnership with full liability

SCA	Limited partnership with share capital

SCPA	Italian consortium joint-stock company

SDR	Swedish Depositary Receipts

SGPS	Holding Enterprise

SpA	Limited share company

62 Semiannual Report 2009

At April 30, 2009, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows:

					Net
		Currency			Unrealized
	Delivery	Received/	Contract	Market	Appreciation/
Currency	Date	(Delivered)	Value	Value	(Depreciation)

Short Contracts:
Australia Dollar	5/14/09	(2,990,000)	$(1,986,148)	$(2,169,946)	$(183,798)
British Pound	5/14/09	(2,716,000)	(3,853,420)	(4,016,599)	(163,179)
Euro	5/14/09	(4,614,000)	(6,021,060)	(6,103,520)	(82,460)
Hong Kong Dollar	5/14/09	(570,000)	(73,536)	(73,560)	(24)
Japanese Yen	5/14/09	(607,599,000)	(6,188,797)	(6,163,601)	25,196
Swedish Krone	5/14/09	(14,588,000)	(1,775,603)	(1,814,331)	(38,728)
Swiss Franc	5/14/09	(745,000)	(637,383)	(653,070)	(15,687)

Total Short Contracts			$(20,535,947)	$(20,994,627)	$(458,680)

Long Contracts:
Australia Dollar	5/14/09	5,774,100	$3,969,667	$4,190,464	$220,797
British Pound	5/14/09	8,677,900	12,705,004	12,833,447	128,443
Danish Kroner	5/14/09	400,000	69,869	71,042	1,173
Euro	5/14/09	9,440,100	12,417,149	12,487,610	70,461
Hong Kong Dollar	5/14/09	1,532,000	197,711	197,709	(2)
Japanese Yen	5/14/09	1,269,286,000	13,341,916	12,875,881	(466,035)
Swedish Krone	5/14/09	23,008,000	2,837,008	2,865,629	28,621
Swiss Franc	5/14/09	1,424,000	1,240,315	1,248,282	7,967

Total Long Contracts			$46,778,639	$46,770,064	$(8,575)

At April 30, 2009, the Fund’s open futures contracts were as follows:

					Net
				Notional Value	Unrealized
Number of				Covered by	Appreciation/
Contracts		Long Contracts*	Expiration	Contracts	(Depreciation)

Australia	70	SPI 200 Index	06/30/09	$4,788,007	$213,560
Europe	10	CAC40 10 Euro	06/22/09	406,128	48,572
Europe	2	DAX Index	06/22/09	317,395	44,398
Europe	2	IBEX 35 INDX	05/18/09	235,356	2,150
Europe	633	DJ Euro STOXX 50	06/20/09	12,657,530	1,363,397
Europe	3	S&P/MIB IDEM Index	06/19/09	371,369	73,212
Hong Kong	4	Hang Seng Index	05/31/09	397,094	14,138
Japan	185	Topix Index	06/30/09	15,779,412	1,377,337
Sweden	253	OMXS30 Index	04/17/09	2,389,820	107,483
United Kingdom	222	FTSE 100 Index	06/20/09	13,812,210	1,061,773

				$51,154,321	$4,306,020

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 63

Statement of Assets and Liabilities
April 30, 2009 (Unaudited)

Nationwide International Index Fund

Assets:
Investments, at value (cost $1,708,518,788)*	$1,277,654,366
Repurchase agreements, at value and cost	186,730,661

Total Investments	1,464,385,027

Deposits with broker for futures	4,795,850
Foreign currency, at value (cost $19,920,776)	20,067,456
Unrealized appreciation on forward foreign currency contracts	657,698
Interest and dividends receivable	6,597,209
Receivable for capital shares issued	521,157
Reclaims receivable	1,116,763
Receivable for variation margin on futures contracts	1,059,435
Prepaid expenses and other assets	55,447

Total Assets	1,499,256,042

Liabilities:
Cash overdraft	500,000
Unrealized depreciation on forward foreign currency contracts	1,124,953
Payable for capital shares redeemed	217,948
Payable upon return of securities loaned (Note 2)	165,319,658
Accrued expenses and other payables:
Investment advisory fees	162,438
Fund administration fees	136,091
Distribution fees	53,716
Trustee fees	9,055
Compliance program costs (Note 3)	20,572
Custodian fees	43,981
Printing fees	519
Professional fees	62,399
Other	98,765

Total Liabilities	167,750,095

Net Assets	$1,331,505,947

Represented by:
Capital	$1,787,940,246
Accumulated undistributed net investment income	9,889,739
Accumulated net realized losses from investment, futures and foreign currency transactions	(39,352,292)
Net unrealized appreciation/(depreciation) from investments	(430,864,422)
Net unrealized appreciation/(depreciation) from futures	4,306,020
Net unrealized appreciation/(depreciation) from foreign currency contracts	(467,255)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	53,911

Net Assets	$1,331,505,947

Net Assets:
Class A Shares	$269,601,610
Class B Shares	323,381
Class C Shares	486,772
Class R2 Shares (a)	5,765
Institutional Class Shares	1,061,088,419

Total	$1,331,505,947

*	Includes value of securities on loan of $161,098,217 (Note 2).

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

64 Semiannual Report 2009

	Nationwide International Index Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	50,462,852
Class B Shares	61,849
Class C Shares	95,119
Class R2 Shares (a)	1,081
Institutional Class Shares	197,823,724

Total	248,444,625

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$5.34
Class B Shares (b)	$5.23	(e)
Class C Shares (c)	$5.12
Class R2 Shares (a)	$5.34	(d)
Institutional Class Shares	$5.36
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$5.67

Maximum Sales Charge:
Class A Shares	5.75%

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(c)	For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(d)	The NAV reported above represents the traded NAV at April 30, 2009.

(e)	NAV shown differs from traded NAV at April 30, 2009 due to financial statement adjustments. The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 65

Statement of Operations
For the Six Months Ended April 30, 2009 (Unaudited)

Nationwide
International Index
Fund

INVESTMENT INCOME:
Interest income	$19,160
Dividend income	23,847,664
Income from securities lending (Note 2)	762,756
Foreign tax withholding	(2,186,546)

Total Income	22,443,034

EXPENSES:
Investment advisory fees	1,607,495
Fund administration fees	742,096
Distribution fees Class A	304,888
Distribution fees Class B	1,569
Distribution fees Class C	2,775
Distribution fees Class R2 (a)	14
Administrative services fees Class A	187,931
Registration and filing fees	25,428
Professional fees	116,704
Printing fees	33,829
Trustee fees	43,765
Compliance program costs (Note 3)	12,505
Custodian fees	39,999
Other	173,328

Total expenses before earnings credit and expenses reimbursed	3,292,326
Earnings credit (Note 5)	(409)
Expenses reimbursed by adviser	(589,856)

Net Expenses	2,702,061

NET INVESTMENT INCOME	19,740,973

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(26,442,531)
Net realized losses from futures transactions	(5,016,949)
Net realized gains from foreign currency transactions	511,103

Net realized losses from investment, futures and foreign currency transactions	(30,948,377)

Net change in unrealized appreciation/(depreciation) from investments	(46,346,879)
Net change in unrealized appreciation/(depreciation) from futures	4,838,856
Net change in unrealized appreciation/(depreciation) from foreign currency contracts	(46,670)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	308,859

Net change in unrealized appreciation/(depreciation) from investments, futures, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies.	(41,245,834)

Net realized/ unrealized losses from investments, futures and foreign currency transactions	(72,194,211)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(52,453,238)

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

66 Semiannual Report 2009

Statements of Changes in Net Assets

	Nationwide International Index Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)
Operations:
Net investment income	$19,740,973	$64,297,419
Net realized gains (losses) from investment, futures and foreign currency transactions	(30,948,377)	128,242,943
Net change in unrealized appreciation/(depreciation) from investments, futures, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(41,245,834)	(1,332,266,109)

Change in net assets resulting from operations	(52,453,238)	(1,139,725,747)

Distributions to Shareholders From:
Net investment income:
Class A	(4,323,353)	(8,067,405)
Class B	(5,384)	(15,885)
Class C	(9,847)	(37,988)
Class R2 (a)	(94)	(83)
Institutional Class	(17,218,348)	(66,046,009)
Net realized gains:
Class A	(26,595,913)	(5,912,646)
Class B	(37,073)	(18,506)
Class C	(68,840)	(45,457)
Class R2 (a)	(593)	(30)
Institutional Class	(100,838,802)	(59,206,432)

Change in net assets from shareholder distributions	(149,098,247)	(139,350,441)

Change in net assets from capital transactions	244,574,786	(92,847,795)

Change in net assets	43,023,301	(1,371,923,983)

Net Assets:
Beginning of period	1,288,482,646	2,660,406,629

End of period	$1,331,505,947	$1,288,482,646

Accumulated undistributed net investment income at end of period	$9,889,739	$11,705,792

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$35,093,164	$270,373,904
Dividends reinvested	30,729,215	13,862,259
Cost of shares redeemed (b)	(10,362,401)	(59,576,624)

Total Class A	55,459,978	224,659,539

Class B Shares
Proceeds from shares issued	23,777	21,163
Dividends reinvested	34,536	28,362
Cost of shares redeemed	(33,738)	(41,457)

Total Class B	24,575	8,068

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Includes redemption fees — see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 67

Statements of Changes in Net Assets (Continued)

	Nationwide International Index Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$53,659	$259,018
Dividends reinvested	40,126	51,518
Cost of shares redeemed (b)	(202,961)	(429,039)

Total Class C	(109,176)	(118,503)

Class R2 Shares (a)
Proceeds from shares issued	14	8,000
Dividends reinvested	687	113
Cost of shares redeemed	–	–

Total Class R2	701	8,113

Institutional Class Shares
Proceeds from shares issued	127,916,474	272,570,136
Dividends reinvested	118,054,448	125,250,333
Cost of shares redeemed (b)	(56,772,214)	(715,225,481)

Total Institutional Class	189,198,708	(317,405,012)

Change in net assets from capital transactions:	$244,574,786	$(92,847,795)

SHARE TRANSACTIONS:
Class A Shares
Issued	6,426,074	26,530,083
Reinvested	5,638,388	1,330,513
Redeemed	(2,038,982)	(5,910,974)

Total Class A Shares	10,025,480	21,949,622

Class B Shares
Issued	4,370	2,117
Reinvested	6,467	2,685
Redeemed	(6,302)	(5,104)

Total Class B Shares	4,535	(302)

Class C Shares
Issued	9,695	25,543
Reinvested	7,672	4,950
Redeemed	(40,904)	(48,673)

Total Class C Shares	(23,537)	(18,180)

Class R2 Shares (a)
Issued	–	850
Reinvested	127	12
Redeemed	–	–

Total Class R2 Shares	127	862

Amounts designated as “-” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Includes redemption fees — see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

68 Semiannual Report 2009

	Nationwide International Index Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	25,074,864	29,672,868
Reinvested	21,621,694	11,716,850
Redeemed	(11,284,076)	(70,889,053)

Total Institutional Class Shares	35,412,482	(29,499,335)

Total change in shares:	45,419,087	(7,567,333)

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 69

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide International Index Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$6.33	0.08	(0.35)	(0.27)	(0.10)	(0.62)	(0.72)	–	$5.34	(4.46%)	$269,601,610	0.77%	2.98%	0.87%	1.68%
Year Ended October 31, 2008 (f)	$12.60	0.24	(5.86)	(5.62)	(0.33)	(0.32)	(0.65)	–	$6.33	(46.65%)	$256,105,481	0.73%	2.53%	0.79%	12.76%
Year Ended October 31, 2007 (f)	$10.59	0.24	2.32	2.56	(0.25)	(0.30)	(0.55)	–	$12.60	24.91%	$232,958,284	0.79%	2.27%	0.81%	6.15%
Year Ended October 31, 2006	$8.69	0.16	2.11	2.27	(0.12)	(0.25)	(0.37)	–	$10.59	26.89%	$103,403,038	0.76%	1.95%	0.80%	8.66%
Year Ended October 31, 2005	$7.63	0.16	1.18	1.34	(0.20)	(0.08)	(0.28)	–	$8.69	17.83%	$40,558,775	0.76%	1.81%	0.83%	12.24%
Year Ended October 31, 2004	$6.55	0.10	1.07	1.17	(0.09)	–	(0.09)	–	$7.63	18.01%	$34,183,174	0.76%	1.57%	0.82%	7.62%

Class B Shares
Six Months Ended April 30, 2009 (Unaudited)(f)	$6.21	0.06	(0.33)	(0.27)	(0.09)	(0.62)	(0.71)	–	$5.23	(4.56%)	$323,381	1.37%	2.49%	1.47%	1.68%
Year Ended October 31, 2008 (f)	$12.39	0.23	(5.81)	(5.58)	(0.27)	(0.32)	(0.59)	–	$6.22	(46.95%)	$356,467	1.37%	2.18%	1.42%	12.76%
Year Ended October 31, 2007 (f)	$10.42	0.18	2.27	2.45	(0.18)	(0.30)	(0.48)	–	$12.39	24.18%	$713,940	1.37%	1.62%	1.39%	6.15%
Year Ended October 31, 2006	$8.57	0.13	2.05	2.18	(0.08)	(0.25)	(0.33)	–	$10.42	25.98%	$604,517	1.37%	1.41%	1.41%	8.66%
Year Ended October 31, 2005	$7.54	0.08	1.19	1.27	(0.16)	(0.08)	(0.24)	–	$8.57	17.17%	$395,925	1.36%	1.14%	1.43%	12.24%
Year Ended October 31, 2004	$6.48	0.06	1.05	1.11	(0.05)	–	(0.05)	–	$7.54	17.21%	$159,092	1.36%	0.98%	1.42%	7.62%

Class C Shares
Six Months Ended April 30, 2009 (Unaudited)(f)	$6.10	0.05	(0.32)	(0.27)	(0.09)	(0.62)	(0.71)	–	$5.12	(4.67%)	$486,772	1.37%	2.15%	1.47%	1.68%
Year Ended October 31, 2008 (f)	$12.17	0.21	(5.69)	(5.48)	(0.27)	(0.32)	(0.59)	–	$6.10	(46.98%)	$724,073	1.37%	2.17%	1.42%	12.76%
Year Ended October 31, 2007 (f)	$10.25	0.16	2.25	2.41	(0.19)	(0.30)	(0.49)	–	$12.17	24.22%	$1,665,407	1.37%	1.69%	1.39%	6.15%
Year Ended October 31, 2006	$8.44	0.11	2.04	2.15	(0.09)	(0.25)	(0.34)	–	$10.25	26.06%	$639,287	1.37%	1.36%	1.41%	8.66%
Period Ended October 31, 2005 (g)	$8.27	0.09	0.19	0.28	(0.11)	–	(0.11)	–	$8.44	3.63%	$151,484	1.36%	1.57%	1.43%	12.24%

Amounts designated as “–” are zero or have been rounded to zero (a)	Excludes sales charge. (b) Not annualized for periods less than one year.
(c) Annualized for periods less than one year.
(d) During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f) Per share calculations were performed using average shares outstanding during the period.
(g) For the period from February 14, 2005 (commencement of operations) through October 31, 2005.
(h) Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(i) For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

70 Semiannual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide International Index Fund (Continued)

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized									Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class R2 Shares (h)
Six Months Ended April 30, 2009 (Unaudited) (f)	$6.32	0.07	(0.33)	(0.26)	(0.10)	(0.62)	(0.72)	–	$5.34	(4.33%)	$5,765	0.87%	2.85%	0.94%	1.68%
Year Ended October 31, 2008 (f)	$12.60	0.20	(5.83)	(5.63)	(0.32)	(0.32)	(0.64)	–	$6.33	(46.67%)	$6,038	0.85%	2.20%	0.88%	12.76%
Period Ended October 31, 2007 (f)(i)	$10.96	0.21	1.57	1.78	(0.14)	–	(0.14)	–	$12.60	16.39%	$1,164	0.76%	2.82%	0.77%	6.15%

Institutional Class Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$6.35	0.09	(0.35)	(0.26)	(0.11)	(0.62)	(0.73)	–	$5.36	(4.35%)	$1,061,088,419	0.37%	3.40%	0.47%	1.68%
Year Ended October 31, 2008 (f)	$12.64	0.33	(5.93)	(5.60)	(0.37)	(0.32)	(0.69)	–	$6.35	(46.44%)	$1,031,290,587	0.37%	3.21%	0.42%	12.76%
Year Ended October 31, 2007 (f)	$10.61	0.30	2.32	2.62	(0.29)	(0.30)	(0.59)	–	$12.64	25.49%	$2,425,067,834	0.37%	2.62%	0.39%	6.15%
Year Ended October 31, 2006	$8.70	0.22	2.09	2.31	(0.15)	(0.25)	(0.40)	–	$10.61	27.32%	$1,900,802,330	0.37%	2.34%	0.41%	8.66%
Year Ended October 31, 2005	$7.64	0.18	1.19	1.37	(0.23)	(0.08)	(0.31)	–	$8.70	18.26%	$1,320,671,391	0.36%	2.17%	0.43%	12.24%
Year Ended October 31, 2004	$6.56	0.12	1.08	1.20	(0.12)	–	(0.12)	–	$7.64	18.43%	$855,049,635	0.36%	1.99%	0.42%	7.62%
Amounts designated as “–” are zero or have been rounded to zero

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from February 14, 2005 (commencement of operations) through October 31, 2005.
(h)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(i)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 71

Nationwide Mid Cap Market Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Standard & Poor’s MidCap 400® (S&P 400) Index as closely as possible before the deduction of Fund expenses. For the semiannual period ended April 30, 2009, the Nationwide Mid Cap Market Index Fund (Class A at NAV) registered −0.55% versus −0.18% for its benchmark, the S&P 400 MidCap Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mid-Cap Core Funds (consisting of 392 funds as of April 30, 2009) was −1.87% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The sectors represented in the S&P MidCap 400 Index posted mixed results for the Fund for the reporting period. Six of the 10 sectors within the benchmark index recorded positive returns. Consumer discretionary led the way, advancing 12.28%, followed by information technology, with 10.28%, telecommunications services, with 4.89%, and materials, with 4.62%. The strongest performers among individual stocks within the index were Palm, Inc.; Chico’s FAS, Inc.; Health Management Associates, Inc.; Temple-Inland Inc.; and Fidelity National Financial, Inc.

What areas of investment detracted from Fund performance?

By contrast, the financials sector posted the weakest results for the Fund within the benchmark index, registering −13.29% for the reporting period. Other laggards included energy, with −7.15%, utilities, with −4.75%, and health-care, with −3.10%. Among individual stocks within the index, the lowest returns were posted by The Colonial BancGroup, Inc.; Webster Financial Corp.; Synovus Financial Corp.; Apollo Investment Corp.; Patriot Coal Corp.; and SVB Financial Group.

What is your outlook for the near term?

Increasingly, signs are pointing to a slowdown in the recession’s downside momentum. It is important to remember that this does not mean that the economy is set to recover. We do believe, however, that the period of peak weakness may be behind us. Reflation policy finally appears to be taking hold, and credit markets are beginning to thaw. Leading economic indicators also are starting to look better.

When the economy does begin to pick up, an event that we believe will occur in late 2009 or 2010, the recovery is likely to be subpar. Corporate earnings and financial markets most likely will continue to experience some volatility. Market breadth and volume have been strong since the current rally began, which suggests to us that upward momentum has increased to the point that it has become more difficult to derail the markets. In addition, signs of economic improvement, which provides a stronger fundamental base for the markets, have accompanied this current rally (unlike previous failed attempts).

We are not convinced that we are at the beginning of a new secular bull market, because a number of downside risks and a high degree of uncertainty remain. We do continue to believe, however, that stock prices will be higher one year from now than they are today.

Subadviser:
BlackRock Investment Management, LLC

Portfolio Manager:
Debra L. Jelilian

72 Semiannual Report 2009

Fund Performance	Nationwide Mid Cap Market Index Fund

Average Annual Total Return
For periods ended April 30, 2009

		Six
		Month*	1 Yr.	5 Yr.	Inception[1]

Class A	w/o SC2	-0.55%	-32.27%	-0.14%	3.19%
	w/SC3	-6.24%	-36.18%	-1.31%	2.53%

Class B4	w/o SC2	-0.87%	-32.78%	-0.76%	2.61%
	w/SC5	-5.52%	-35.93%	-1.06%	2.61%

Class C6	w/o SC2	-0.85%	-32.74%	-0.75%	2.61%
	w/SC7	-1.78%	-33.37%	-0.75%	2.61%

Class R2[8,9,10]		-0.70%	-32.31%	-0.15%	3.18%

Institutional Class[8]		-0.41%	-32.06%	0.26%	3.62%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not Annualized

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	These returns until the creation of Class B shares (5/25/01) include performance based on the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for this class has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

[5]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[6]	These returns until the creation of Class C shares (10/22/03) include the performance of the Fund’s Class A shares for the period through May 24, 2001 and the Fund’s Class B shares for the period from May 25, 2001 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.

[7]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	Not subject to any sales charges.

[9]	These returns until the creation of Class R2 shares (3/9/07) include performance based on the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in sales charges, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

[10]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	0.77%	0.72%

Class B	1.37%	1.32%

Class C	1.37%	1.32%

Class R2	1.07%	1.02%

Institutional Class	0.37%	0.32%

*	Annualized data as of October 31, 2008. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2010. Please see the Fund’s most recent prospectus for details. Annualized expense ratios for the six-month period ending April 30, 2009 appear in the “Shareholder Expense Example” section of the report.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Mid Cap Market Index Fund, the S&P MidCap 400® Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

(b)	Calculated by the U.S Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Semiannual Report 73

Shareholder	Nationwide Mid Cap Market Index Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Mid Cap Market Index Fund			11/01/08	04/30/09	11/01/08 - 04/30/09 [a]	11/01/08 - 04/30/09 [a]

Class A	Actual		1,000.00	994.49	3.21	0.65
	Hypothetical	[b]	1,000.00	1,021.57	3.26	0.65

Class B	Actual		1,000.00	991.34	6.52	1.32
	Hypothetical	[b]	1,000.00	1,018.25	6.63	1.32

Class C	Actual		1,000.00	991.47	6.52	1.32
	Hypothetical	[b]	1,000.00	1,018.25	6.63	1.32

Class R2[c]	Actual		1,000.00	993.02	4.55	0.92
	Hypothetical	[b]	1,000.00	1,020.23	4.62	0.92

Institutional Class	Actual		1,000.00	995.89	1.58	0.32
	Hypothetical	[b]	1,000.00	1,023.21	1.61	0.32

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance to Securities and Exchange Commissions guidelines.

[b]	Represents the hypothetical 5% return before expenses.

[c]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

74 Semiannual Report 2009

Portfolio Summary	Nationwide Mid Cap Market Index Fund
April 30, 2009 (Unaudited)

Asset Allocation

Common Stocks	96.7%
Repurchase Agreements	8.9%
Liabilities in excess of other assets	(5	.6)%

	100.0%

Top Industries

Real Estate Investment Trusts	5.8%
Specialty Retail	4.8%
Insurance	4.7%
Machinery	4.5%
Health Care Equipment & Supplies	3.9%
Chemicals	3.7%
Commercial Banks	3.5%
Information Technology Services	3.4%
Energy Equipment & Services	3.2%
Oil, Gas & Consumable Fuels	3.1%
Other Industries*	59.4%

100.0%

Top Holdings

Vertex Pharmaceuticals, Inc	0.7%
Western Digital Corp.	0.7%
Ross Stores, Inc.	0.7%
Everest Re Group Ltd	0.6%
Quanta Services, Inc.	0.6%
FMC Technologies, Inc.	0.6%
Fidelity National Financial, Inc., Class A	0.6%
Advance Auto Parts, Inc.	0.6%
Newfield Exploration Co.	0.6%
Roper Industries, Inc.	0.6%
Other Holdings*	93.7%

100.0%

*	For purposes of listing top holdings and top industries, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 75

Statement of Investments
April 30, 2009 (Unaudited)

Nationwide Mid Cap Market Index Fund

Common Stocks 96.7%

	Shares	Market Value

Aerospace & Defense 0.5%
Alliant Techsystems, Inc.*	28,500	$2,270,025
BE Aerospace, Inc.	87,444	943,521

		3,213,546

Airlines 0.3%
AirTran Holdings, Inc.*	103,060	716,267
Alaska Air Group, Inc.*	31,600	530,248
JetBlue Airways Corp.*	159,725	787,444

		2,033,959

Auto Components 0.7%
BorgWarner, Inc.	100,440	2,907,738
Gentex Corp.	119,680	1,600,122

		4,507,860

Automobiles 0.1%
Thor Industries, Inc.	31,200	717,288

Beverages 0.6%
Hansen Natural Corp.*	62,900	2,563,804
PepsiAmericas, Inc.	50,400	1,238,328

		3,802,132

Biotechnology 1.2%
OSI Pharmaceuticals, Inc.*	50,400	1,691,928
United Therapeutics Corp.*	20,200	1,268,762
Vertex Pharmaceuticals, Inc.	150,290	4,631,938

		7,592,628

Building Products 0.2%
Lennox International, Inc.	40,700	1,297,923

Capital Markets 1.9%
Affiliated Managers Group, Inc.*	35,681	2,028,465
Apollo Investment Corp.	123,506	592,829
Eaton Vance Corp.	101,600	2,780,792
Jefferies Group, Inc.	106,400	2,082,248
Raymond James Financial, Inc. (a)	84,880	1,331,767
SEI Investments Co.	116,380	1,632,811
Waddell & Reed Financial, Inc., Class A	73,800	1,653,858

		12,102,770

Chemicals 3.7%
Airgas, Inc.	70,700	3,048,584
Albemarle Corp.	79,400	2,129,508
Ashland, Inc.	57,600	1,264,896
Cabot Corp.	57,500	839,500
Cytec Industries, Inc.	41,000	814,260
FMC Corp.	63,020	3,070,965
Lubrizol Corp.	58,980	2,549,116
Minerals Technologies, Inc.	16,440	611,404
Olin Corp.	67,460	849,996
RPM International, Inc.	111,600	1,542,312
Scotts Miracle-Gro Co. (The), Class A	38,220	1,290,689
Sensient Technologies Corp.	42,280	988,506
Terra Industries, Inc.	87,550	2,320,075
Valspar Corp.	87,000	2,088,000

		23,407,811

Commercial Banks 3.5%
Associated Banc-Corp.	111,221	1,720,589
BancorpSouth, Inc.	62,900	1,462,425
Bank of Hawaii Corp.	41,500	1,458,310
Cathay General Bancorp (a)	43,200	484,704
City National Corp. (a)	35,200	1,288,320
Colonial BancGroup, Inc. (The) (a)	178,080	135,341
Commerce Bancshares, Inc.	57,385	1,899,443
Cullen/Frost Bankers, Inc.	51,630	2,431,257
FirstMerit Corp.	70,680	1,371,899
Fulton Financial Corp.	152,400	1,007,364
International Bancshares Corp. (a)	44,000	594,440
PacWest Bancorp	21,540	313,838
SVB Financial Group*	28,599	593,715
Synovus Financial Corp.	244,000	788,120
TCF Financial Corp. (a)	97,700	1,359,007
Trustmark Corp. (a)	42,400	921,776
Valley National Bancorp (a)	117,400	1,698,778
Webster Financial Corp.	45,900	240,057
Westamerica Bancorporation (a)	25,120	1,347,185
Wilmington Trust Corp.	59,900	869,149

		21,985,717

Commercial Services & Supplies 1.6%
Brink’s Co. (The)	35,180	997,353
Clean Harbors, Inc.*	17,600	881,760
Copart, Inc.*	55,000	1,726,450
Corrections Corp. of America	104,330	1,474,183
Deluxe Corp.	45,473	659,358
Herman Miller, Inc.	47,200	701,864
HNI Corp.	38,970	604,035
Mine Safety Appliances Co.	26,100	643,365
Rollins, Inc.	34,147	614,646
Waste Connections, Inc.*	69,400	1,789,132

		10,092,146

Communications Equipment 1.6%
3Com Corp.*	336,105	1,361,225
ADC Telecommunications, Inc.*	83,925	617,688
ADTRAN, Inc.	47,459	1,003,758
Avocent Corp.*	39,406	569,023
CommScope, Inc.*	61,909	1,553,916
F5 Networks, Inc.*	69,024	1,882,284
Palm, Inc.* (a)	114,800	1,204,252
Plantronics, Inc.	43,000	547,820

76 Semiannual Report 2009

Common Stocks (continued)
	Shares	Market Value

Communications Equipment (continued)

Polycom, Inc.*	72,702	$1,355,165

		10,095,131

Computers & Peripherals 1.2%
Diebold, Inc.	58,133	1,536,455
Imation Corp.	26,533	265,330
NCR Corp.*	137,460	1,395,219
Western Digital Corp.*	193,500	4,551,120

		7,748,124

Construction & Engineering 2.4%
Aecom Technology Corp.*	79,200	2,037,816
Dycom Industries, Inc.*	34,700	292,174
Granite Construction, Inc.	28,560	1,126,692
KBR, Inc.	140,710	2,197,890
Quanta Services, Inc.*	169,510	3,852,962
Shaw Group, Inc. (The)*	72,665	2,436,458
URS Corp.	73,900	3,256,034

		15,200,026

Construction Materials 0.5%
Martin Marietta Materials, Inc.	35,964	3,022,055

Consumer Finance 0.2% (a)
AmeriCredit Corp.*	114,320	1,162,634

Containers & Packaging 1.2%
AptarGroup, Inc.	58,900	1,827,667
Greif, Inc., Class A	29,700	1,344,519
Packaging Corp. of America	89,060	1,413,382
Sonoco Products Co.	86,700	2,116,347
Temple-Inland, Inc.	92,510	1,104,570

		7,806,485

Distributors 0.3%
LKQ Corp.	121,700	2,066,466

Diversified Consumer Services 2.3%
Brink’s Home Security Holdings, Inc.	35,780	951,032
Career Education Corp.	63,549	1,400,620
Corinthian Colleges, Inc.*	74,980	1,154,692
DeVry, Inc.	53,500	2,276,960
ITT Educational Services, Inc.	27,340	2,755,052
Matthews International Corp., Class A	26,910	842,821
Regis Corp.	38,020	727,703
Service Corp. International	224,700	1,017,891
Sotheby’s (a)	58,200	675,702
Strayer Education, Inc.	12,240	2,318,379

		14,120,852

Diversified Telecommunication Services 0.1%
Cincinnati Bell, Inc.*	188,800	526,752

Electric Utilities 1.7%
Cleco Corp.	53,700	1,132,533
DPL, Inc.	100,857	2,262,223
Great Plains Energy, Inc.	103,658	1,499,931
Hawaiian Electric Industries, Inc.	78,800	1,224,552
IDACORP, Inc.	40,100	961,197
NV Energy, Inc.	203,620	2,087,105
Westar Energy, Inc.	94,350	1,653,955

		10,821,496

Electrical Equipment 1.7%
Ametek, Inc.	92,850	2,990,699
Hubbell, Inc., Class B	49,000	1,626,800
Roper Industries, Inc.	78,050	3,558,299
Thomas & Betts Corp.	46,348	1,442,350
Woodward Governor Co.	47,800	954,088

		10,572,236

Electronic Equipment & Instruments 2.3%
Arrow Electronics, Inc.	103,733	2,358,888
Avnet, Inc.*	130,478	2,856,164
Ingram Micro, Inc., Class A	140,400	2,038,608
Itron, Inc.	32,000	1,472,000
National Instruments Corp.	48,530	1,069,601
Tech Data Corp.	43,443	1,250,724
Trimble Navigation Ltd.	103,500	2,219,040
Vishay Intertechnology, Inc.	164,030	962,856

		14,227,881

Energy Equipment & Services 3.2%
Exterran Holdings, Inc.	53,585	1,106,530
FMC Technologies, Inc.	109,324	3,742,161
Helix Energy Solutions Group, Inc.	82,100	746,289
Helmerich & Payne, Inc.	91,600	2,823,112
Oceaneering International, Inc.	47,300	2,155,461
Patterson-UTI Energy, Inc.	133,140	1,692,209
Pride International, Inc.	150,928	3,426,066
Superior Energy Services, Inc.	67,890	1,304,167
Tidewater, Inc.	44,777	1,936,605
Unit Corp.	41,100	1,121,619

		20,054,219

Food & Staples Retailing 0.4%
BJ’s Wholesale Club, Inc.*	47,157	1,572,214
Ruddick Corp.	34,400	882,704

		2,454,918

Food Products 1.3%
Corn Products International, Inc.	64,990	1,553,261
Flowers Foods, Inc.	68,800	1,589,280
Lancaster Colony Corp.	17,300	757,740
Ralcorp Holdings, Inc.*	49,200	2,812,272

2009 Semiannual Report 77

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Food Products (continued)

Smithfield Foods, Inc.	103,310	$892,598
Tootsie Roll Industries, Inc.	21,933	534,069

		8,139,220

Health Care Equipment & Supplies 3.9%
Beckman Coulter, Inc.	54,960	2,888,697
Edwards Lifesciences Corp.	48,600	3,080,268
Gen-Probe, Inc.	45,500	2,191,280
Hill-Rom Holdings, Inc.	54,965	713,446
Hologic, Inc.	222,898	3,312,264
IDEXX Laboratories, Inc. (a)	51,400	2,020,020
Immucor, Inc.*	60,700	988,803
Kinetic Concepts, Inc.*	47,800	1,183,528
Masimo Corp.*	41,900	1,210,910
ResMed, Inc.	65,700	2,526,165
STERIS Corp.	50,780	1,223,798
Teleflex, Inc.	34,420	1,479,372
Thoratec Corp.*	49,000	1,423,940

		24,242,491

Health Care Providers & Services 3.1%
Community Health Systems, Inc.	79,577	1,817,539
Health Management Associates, Inc., Class A *	214,600	1,002,182
Health Net, Inc.	90,142	1,301,650
Henry Schein, Inc.	77,674	3,187,741
Kindred Healthcare, Inc.*	26,420	343,988
LifePoint Hospitals, Inc.	45,256	1,169,868
Lincare Holdings, Inc.	64,663	1,560,318
Omnicare, Inc.	90,600	2,329,326
Owens & Minor, Inc.	36,000	1,248,480
Psychiatric Solutions, Inc.*	48,600	942,354
Universal Health Services, Inc., Class B	43,055	2,169,972
VCA Antech, Inc.	73,627	1,842,148
WellCare Health Plans, Inc.	36,650	550,116

		19,465,682

Health Care Technology 0.5% (a)
Cerner Corp.	58,640	3,154,832

Hotels, Restaurants & Leisure 1.8%
Bob Evans Farms, Inc.	27,029	655,453
Boyd Gaming Corp.	50,200	461,338
Brinker International, Inc.	88,630	1,570,524
Cheesecake Factory, Inc. (The)*	51,950	902,371
Chipotle Mexican Grill, Inc., Class A (a)	28,630	2,321,607
International Speedway Corp., Class A	24,400	577,792
Life Time Fitness, Inc.* (a)	30,770	577,245
Panera Bread Co., Class A (a)	26,900	1,506,669
Scientific Games Corp., Class A	56,500	988,185
Wendy’s/Arby’s Group, Inc., Class A	363,375	1,816,875

		11,378,059

Household Durables 1.7%
American Greetings Corp., Class A	39,914	313,325
Blyth, Inc.	4,460	196,597
M.D.C. Holdings, Inc.	32,100	1,097,178
Mohawk Industries, Inc.	48,840	2,310,620
NVR, Inc.	4,944	2,498,549
Ryland Group, Inc.	37,267	771,800
Toll Brothers, Inc.*	112,818	2,285,693
Tupperware Brands Corp.	54,433	1,362,458

		10,836,220

Household Products 1.0%
Church & Dwight Co., Inc.	61,000	3,319,010
Energizer Holdings, Inc.	50,678	2,903,849

		6,222,859

Industrial Conglomerate 0.2%
Carlisle Cos., Inc.	52,980	1,205,295

Information Technology Services 3.4%
Acxiom Corp.	59,784	576,916
Alliance Data Systems Corp.* (a)	51,600	2,160,492
Broadridge Financial Solutions, Inc.	122,010	2,360,893
DST Systems, Inc.	35,460	1,282,588
Gartner, Inc.*	52,080	703,601
Global Payments, Inc.*	69,870	2,240,032
Hewitt Associates, Inc., Class A	72,600	2,276,736
Lender Processing Services, Inc.	72,900	2,089,314
Mantech International Corp., Class A*	18,200	658,658
Metavante Technologies, Inc.	78,130	1,843,087
NeuStar, Inc., Class A	64,550	1,227,096
SAIC, Inc.	176,200	3,189,220
SRA International, Inc., Class A*	37,000	569,430

		21,178,063

Insurance 4.7%
American Financial Group, Inc.	65,300	1,147,974
Arthur J. Gallagher & Co.	83,500	1,877,080
Brown & Brown, Inc.	100,920	1,963,903
Everest Re Group Ltd.	53,400	3,985,776
Fidelity National Financial, Inc., Class A	201,453	3,652,343
First American Corp.	80,853	2,270,352
Hanover Insurance Group, Inc. (The)	44,500	1,334,110
HCC Insurance Holdings, Inc.	98,790	2,363,057
Horace Mann Educators Corp.	34,400	302,032
Mercury General Corp.	31,000	1,047,180
Old Republic International Corp.	203,587	1,907,610
Protective Life Corp.	60,700	520,199
Reinsurance Group of America, Inc.	63,100	2,005,949
StanCorp Financial Group, Inc.	42,600	1,168,518
Unitrin, Inc.	42,800	727,600
W.R. Berkley Corp.	120,766	2,887,515

		29,161,198

78 Semiannual Report 2009

Common Stocks (continued)
	Shares	Market Value

Internet & Catalog Retail 0.8% (a)
Netflix, Inc.*	36,030	$1,632,519
priceline.com, Inc.	35,600	3,456,404

		5,088,923

Internet Software & Services 0.3%
Digital River, Inc.*	32,170	1,235,971
ValueClick, Inc.*	75,350	798,710

		2,034,681

Leisure Equipment & Products 0.1%
Callaway Golf Co.	56,800	428,840

Life Sciences Tools & Services 1.9%
Affymetrix, Inc.*	61,710	289,420
Bio-Rad Laboratories, Inc., Class A*	16,800	1,170,792
Charles River Laboratories International, Inc.	58,082	1,605,967
Covance, Inc.	54,880	2,155,687
Mettler-Toledo International, Inc.	29,200	1,799,596
Pharmaceutical Product Development, Inc.	102,400	2,008,064
Techne Corp.	32,635	1,867,375
Varian, Inc.*	25,460	840,689

		11,737,590

Machinery 4.5%
AGCO Corp.	79,800	1,939,140
Bucyrus International, Inc.	65,100	1,413,321
Crane Co.	42,666	985,158
Donaldson Co., Inc.	67,080	2,212,969
Federal Signal Corp.	41,700	324,009
Graco, Inc.	51,770	1,221,254
Harsco Corp.	69,800	1,922,990
IDEX Corp.	69,880	1,764,470
Joy Global, Inc.	88,832	2,265,216
Kennametal, Inc.	63,600	1,300,620
Lincoln Electric Holdings, Inc.	37,000	1,647,610
Nordson Corp.	30,000	1,088,400
Oshkosh Corp.	64,600	620,160
Pentair, Inc.	85,460	2,276,655
SPX Corp.	43,120	1,990,850
Terex Corp.	82,600	1,139,880
Timken Co.	73,900	1,188,312
Trinity Industries, Inc.	69,050	1,008,821
Wabtec Corp.	41,680	1,589,675

		27,899,510

Marine 0.2%
Alexander & Baldwin, Inc.	36,401	969,723

Media 1.0%
DreamWorks Animation SKG, Inc., Class A	66,800	1,603,868
Harte-Hanks, Inc.	33,440	276,215
John Wiley & Sons, Inc., Class A	37,700	1,278,030
Lamar Advertising Co., Class A (a)	66,000	1,115,400
Marvel Entertainment, Inc.*	42,500	1,268,200
Scholastic Corp.	23,255	458,821

		6,000,534

Metals & Mining 1.4%
Carpenter Technology Corp.	38,260	790,834
Cliffs Natural Resources, Inc.	98,680	2,275,561
Commercial Metals Co.	97,700	1,453,776
Reliance Steel & Aluminum Co.	55,500	1,955,265
Steel Dynamics, Inc.	140,700	1,751,715
Worthington Industries, Inc.	52,087	776,096

		9,003,247

Multi-Utility 2.1%
Alliant Energy Corp.	96,100	2,148,796
Black Hills Corp.	33,600	667,968
MDU Resources Group, Inc.	159,725	2,806,369
NSTAR	92,820	2,915,476
OGE Energy Corp.	81,600	2,097,936
PNM Resources, Inc.	75,050	639,426
Vectren Corp.	70,460	1,562,098

		12,838,069

Multiline Retail 0.7%
99 Cents Only Stores*	41,233	442,842
Dollar Tree, Inc.	78,828	3,337,578
Saks, Inc.	124,900	650,729

		4,431,149

Natural Gas Utility 2.0%
AGL Resources, Inc.	67,540	2,105,222
Energen Corp.	62,300	2,250,276
National Fuel Gas Co.	69,100	2,260,261
ONEOK, Inc.	91,456	2,393,403
UGI Corp.	93,900	2,154,066
WGL Holdings, Inc.	43,600	1,357,704

		12,520,932

Office Electronics 0.2%
Zebra Technologies Corp., Class A	52,642	1,118,643

Oil, Gas & Consumable Fuels 3.1%
Arch Coal, Inc.	124,194	1,734,990
Bill Barrett Corp.*	32,200	836,556
Cimarex Energy Co.	72,430	1,948,367
Comstock Resources, Inc.*	40,400	1,392,184
Encore Acquisition Co.	45,010	1,313,842
Forest Oil Corp.	84,360	1,349,760
Frontier Oil Corp.	90,330	1,148,094
Mariner Energy, Inc.	78,100	888,778
Newfield Exploration Co.	115,484	3,600,791

2009 Semiannual Report 79

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)

Overseas Shipholding Group, Inc.	20,830	$598,029
Patriot Coal Corp. (a)	55,700	350,910
Plains Exploration & Production Co.	105,318	1,987,351
Quicksilver Resources, Inc. (a)	98,222	798,545
Southern Union Co.	107,800	1,715,098

		19,663,295

Paper & Forest Products 0.1%
Louisiana-Pacific Corp.	80,060	325,844

Personal Products 0.5%
Alberto-Culver Co.	74,160	1,653,026
NBTY, Inc.	48,200	1,248,862

		2,901,888

Pharmaceuticals 1.1%
Endo Pharmaceuticals Holdings, Inc.	101,500	1,678,810
Medicis Pharmaceutical Corp., Class A	49,300	792,251
Perrigo Co.	67,500	1,749,600
Sepracor, Inc.*	94,932	1,348,984
Valeant Pharmaceuticals International* (a)	71,400	1,196,664

		6,766,309

Professional Services 1.6%
Corporate Executive Board Co. (The)	29,900	516,672
FTI Consulting, Inc.*	44,300	2,431,184
Kelly Services, Inc., Class A	21,675	246,228
Korn/Ferry International*	39,400	417,246
Manpower, Inc.	68,160	2,937,014
MPS Group, Inc.*	81,140	652,366
Navigant Consulting, Inc.*	41,120	604,875
Watson Wyatt Worldwide, Inc., Class A	37,000	1,962,850

		9,768,435

Real Estate Investment Trusts 5.8%
Alexandria Real Estate Equities, Inc. (a)	33,980	1,239,590
AMB Property Corp.	120,367	2,297,806
BRE Properties, Inc. Class A	44,500	1,093,365
Camden Property Trust	46,400	1,258,832
Corporate Office Properties Trust SBI MD	46,200	1,411,872
Cousins Properties, Inc. (a)	38,920	328,874
Duke Realty Corp.	184,960	1,807,059
Equity One, Inc. (a)	31,700	471,696
Essex Property Trust, Inc.	23,300	1,479,317
Federal Realty Investment Trust	51,400	2,837,280
Highwoods Properties, Inc.	55,260	1,325,688
Hospitality Properties Trust	81,720	1,000,253
Liberty Property Trust	87,696	2,134,521
Macerich Co. (The) (a)	66,900	1,172,757
Mack-Cali Realty Corp.	57,750	1,551,165
Nationwide Health Properties, Inc.	88,480	2,184,571
Omega Healthcare Investors, Inc.	71,600	1,125,552
Potlatch Corp.	34,556	1,016,292
Rayonier, Inc.	68,680	2,652,422
Realty Income Corp. (a)	90,700	2,025,331
Regency Centers Corp.	69,200	2,591,540
SL Green Realty Corp.	49,800	879,468
UDR, Inc.	129,318	1,302,232
Weingarten Realty Investors (a)	90,300	1,403,262

		36,590,745

Real Estate Management & Development 0.2%
Jones Lang LaSalle, Inc.	30,060	970,036

Road & Rail 1.0%
Con-way, Inc.	40,140	994,669
J.B. Hunt Transport Services, Inc.	71,300	2,004,956
Kansas City Southern	79,600	1,213,900
Landstar System, Inc.	44,400	1,581,084
Werner Enterprises, Inc.	37,348	610,640
YRC Worldwide, Inc.* (a)	51,462	155,930

		6,561,179

Semiconductors & Semiconductor Equipment 2.1%
Atmel Corp.	387,400	1,487,616
Cree, Inc. (a)	76,925	2,106,976
Fairchild Semiconductor International, Inc.	109,120	672,179
Integrated Device Technology, Inc.	143,087	776,963
International Rectifier Corp.	62,800	1,060,064
Intersil Corp., Class A	105,802	1,227,303
Lam Research Corp.	109,115	3,042,126
RF Micro Devices, Inc.*	231,525	488,518
Semtech Corp.*	52,530	757,483
Silicon Laboratories, Inc.	38,940	1,295,144

		12,914,372

Software 2.7%
ACI Worldwide, Inc.*	30,700	530,189
Advent Software, Inc.* (a)	13,669	454,358
ANSYS, Inc.	77,800	2,148,836
Cadence Design Systems, Inc.	228,791	1,276,654
FactSet Research Systems, Inc. (a)	36,500	1,956,035
Fair Isaac Corp.	42,607	716,650
Jack Henry & Associates, Inc.	73,000	1,315,460
Macrovision Solutions Corp.*	71,120	1,438,046
Mentor Graphics Corp.*	81,200	545,664
Parametric Technology Corp.*	100,460	1,120,129
Sybase, Inc.*	71,174	2,417,069
Synopsys, Inc.	124,681	2,715,552
Wind River Systems, Inc.*	59,700	437,601

		17,072,243

Specialty Retail 4.8%
Advance Auto Parts, Inc.	82,600	3,613,750
Aeropostale, Inc.*	57,759	1,962,073
American Eagle Outfitters, Inc.	179,261	2,656,648

80 Semiannual Report 2009

Common Stocks (continued)
	Shares	Market Value

Specialty Retail (continued)

AnnTaylor Stores Corp.	49,689	$367,202
Barnes & Noble, Inc.	32,173	840,359
CarMax, Inc. (a)	191,600	2,444,816
Chico’s FAS, Inc.*	154,043	1,176,888
Coldwater Creek, Inc.*	39,900	137,655
Collective Brands, Inc.*	55,395	804,335
Dick’s Sporting Goods, Inc.	73,960	1,405,240
Foot Locker, Inc.	134,700	1,601,583
Guess?, Inc.	52,400	1,364,496
J Crew Group, Inc.* (a)	45,100	776,171
PetSmart, Inc.	110,476	2,527,691
Rent-A-Center, Inc.*	57,347	1,103,930
Ross Stores, Inc.	112,454	4,266,505
Urban Outfitters, Inc.*	98,916	1,927,873
Williams-Sonoma, Inc.	75,340	1,054,760

		30,031,975

Textiles, Apparel & Luxury Goods 0.8%
Hanesbrands, Inc.*	81,382	1,339,548
Phillips-Van Heusen Corp.	44,780	1,299,963
Timberland Co. (The) Class A*	40,500	657,720
Under Armour, Inc., Class A* (a)	31,700	746,218
Warnaco Group, Inc. (The)*	40,520	1,168,597

		5,212,046

Thrifts & Mortgage Finance 1.3%
Astoria Financial Corp.	70,820	584,973
First Niagara Financial Group, Inc.	128,100	1,734,474
New York Community Bancorp, Inc. (a)	299,864	3,391,462
NewAlliance Bancshares, Inc.	92,900	1,199,339
Washington Federal, Inc.	76,512	993,126

		7,903,374

Tobacco 0.1%
Universal Corp.	21,740	655,678

Trading Companies & Distributors 0.5%
GATX Corp.	42,300	1,273,653
MSC Industrial Direct Co., Class A	39,000	1,593,150
United Rentals, Inc.	52,715	319,453

		3,186,256

Water Utility 0.3%
Aqua America, Inc.	117,726	2,160,272

Wireless Telecommunication Services 0.5%
Syniverse Holdings, Inc.*	45,200	569,520
Telephone & Data Systems, Inc.	75,700	2,170,319
Telephone & Data Systems, Inc. Special Shares	12,100	312,664

		3,052,503

Total Common Stocks (cost $840,650,739)		605,425,265

Repurchase Agreements 8.9%

	Principal Amount	Market Value

CS First Boston, 0.18%, dated 04/30/09, due 05/01/09, repurchase price $6,271,999, collateralized by U.S. Government Agency Mortgage 5.50%, maturing 04/01/39; total market value of $6,397,407	$6,271,968	6,271,968
Morgan Stanley, 0.15%, dated 04/30/09, due 05/01/09, repurchase price $37,777,344, collateralized by U.S. Government Agency Mortgages ranging 5.00% — 7.50%, maturing 07/01/19 — 11/01/47; total market value of $38,532,731 (b)	37,777,187	37,777,187
UBS Securities, 0.15%, dated 04/30/09, due 05/01/09, repurchase price $11,845,933, collateralized by U.S. Government Agency Securities ranging from 0.00% — 6.25%, maturing 05/06/09 — 04/23/29; total market value of $12,082,802	11,845,884	11,845,884

Total Repurchase Agreements (cost $55,895,039)		55,895,039

Total Investments (cost $896,545,778) (c) — 105.6%		661,320,304

Liabilities in excess of other assets — (5.6)%		(34,856,552)

NET ASSETS — 100.0%		$626,463,752

2009 Semiannual Report 81

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide Mid Cap Market Index Fund (Continued)

*	Denotes a non-income producing security.

(a)	The security or a partial position of this security is on loan at April 30, 2009. The total value of securities on loan at April 30, 2009 was $36,786,102.

(b)	The security was purchased with cash collateral held from securities on loan (See Note 2). The total value of this security as of April 30, 2009 was $37,777,187.

(c)	See notes to financial statements for tax unrealized appreciation / (depreciation) of securities.

Ltd	Limited

At April 30, 2009, the Fund’s open futures contracts were as follows:

			Market Value	Net Unrealized
Number of			Covered by	Appreciation/
Contracts	Long Contracts	Expiration	Contracts	(Depreciation)

374	S&P Mid 400 Emini	06/19/09	$20,944,000	$2,522,896

The accompanying notes are an integral part of these financial statements.

82 Semiannual Report 2009

Statement of Assets and Liabilities
April 30, 2009 (Unaudited)

Nationwide Mid Cap
Market Index Fund

Assets:
Investments, at value (cost $840,650,739)*	$605,425,265
Repurchase agreements, at value and cost	55,895,039

Total Investments	661,320,304

Deposits with broker for futures	2,496,200
Interest and dividends receivable	397,854
Receivable for capital shares issued	248,671
Receivable for variation margin on futures contract	16,624
Prepaid expenses and other assets	29,782

Total Assets	664,509,435

Liabilities:
Payable for capital shares redeemed	109,048
Payable upon return of securities loaned (Note 2)	37,777,187
Accrued expenses and other payables:
Investment advisory fees	32,737
Fund administration fees	63,016
Distribution fees	25,362
Trustee fees	2,404
Compliance program costs (Note 3)	8,400
Custodian fees	1,562
Professional fees	25,947
Other	20

Total Liabilities	38,045,683

Net Assets	$626,463,752

Represented by:
Capital	$885,726,664
Accumulated net investment loss	(36,169)
Accumulated net realized losses from investment and futures transactions	(26,524,165)
Net unrealized appreciation/(depreciation) from investments	(235,225,474)
Net unrealized appreciation/(depreciation) from futures	2,522,896

Net Assets	$626,463,752

Net Assets:
Class A Shares	$124,912,772
Class B Shares	512,029
Class C Shares	852,291
Class R2 Shares (a)	686
Institutional Class Shares	500,185,974

Total	$626,463,752

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	13,584,152
Class B Shares	56,672
Class C Shares	94,940
Class R2 Shares (a)	75
Institutional Class Shares	53,980,855

Total	67,716,694

*	Includes value of securities on loan of $36,786,102 (Note 2).

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 83

Statement of Assets and Liabilities (Continued)

	Nationwide Mid Cap
	Market Index Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.20
Class B Shares (b)	$9.03
Class C Shares (c)	$8.98
Class R2 Shares (a)	$9.18	(d)
Institutional Class Shares	$9.27
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.76

Maximum Sales Charge:
Class A Shares	5.75%

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(d)	The NAV reported above represents the traded NAV at April 30, 2009.

The accompanying notes are an integral part of these financial statements.

84 Semiannual Report 2009

Statement of Operations
For the Six Months Ended April 30, 2009 (Unaudited)

Nationwide Mid Cap
Market Index Fund

INVESTMENT INCOME:
Interest income	$7,345
Dividend income	4,933,610
Income from securities lending (Note 2)	94,837

Total Income	5,035,792

EXPENSES:
Investment advisory fees	582,351
Fund administration fees	330,391
Distribution fees Class A	136,075
Distribution fees Class B	2,452
Distribution fees Class C	3,895
Distribution fees Class R2 (a)	2
Administrative services fees Class A	45,935
Registration and filing fees	43,567
Professional fees	48,517
Printing fees	16,686
Trustee fees	18,483
Compliance program costs (Note 3)	5,391
Custodian fees	6,799
Other	43,455

Total expenses before earnings credit and expenses reimbursed	1,283,999
Earnings credit (Note 5)	(2,272)
Expenses reimbursed by adviser	(247,298)

Net Expenses	1,034,429

NET INVESTMENT INCOME	4,001,363

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(20,926,677)
Net realized losses from futures transactions	(3,593,272)

Net realized losses from investment and futures transactions	(24,519,949)

Net change in unrealized appreciation/(depreciation) from investments	19,356,420
Net change in unrealized appreciation/(depreciation) from futures	4,399,149

Net change in unrealized appreciation/(depreciation) from investments and futures	23,755,569

Net realized/unrealized losses from investments and futures	(764,380)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,236,983

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 85

Statements of Changes in Net Assets

	Nationwide Mid Cap Market Index Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)
Operations:
Net investment income	$4,001,363	$7,829,684
Net realized gains (losses) from investment and futures transactions	(24,519,949)	31,513,557
Net change in unrealized appreciation/(depreciation) from investments and futures	23,755,569	(367,491,161)

Change in net assets resulting from operations	3,236,983	(328,147,920)

Distributions to Shareholders From:
Net investment income:
Class A	(838,323)	(1,036,665)
Class B	(2,428)	(1,002)
Class C	(4,034)	(1,655)
Class R2 (a)	(5)	(5)
Institutional Class	(4,133,827)	(5,954,461)
Net realized gains:
Class A	(6,382,649)	(8,307,848)
Class B	(30,189)	(38,273)
Class C	(49,014)	(53,796)
Class R2 (a)	(36)	(42)
Institutional Class	(22,882,577)	(25,633,488)

Change in net assets from shareholder distributions	(34,323,082)	(41,027,235)

Change in net assets from capital transactions	93,060,318	(12,455,845)

Change in net assets	61,974,219	(381,631,000)

Net Assets:
Beginning of period	564,489,533	946,120,533

End of period	$626,463,752	$564,489,533

Accumulated undistributed net investment income (loss) at end of period	$(36,169)	$941,085

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$12,918,784	$20,631,612
Dividends reinvested	7,098,133	9,165,065
Cost of shares redeemed (b)	(11,380,129)	(39,773,394)

Total Class A	8,636,788	(9,976,717)

Class B Shares
Proceeds from shares issued	9,471	41,801
Dividends reinvested	26,836	34,376
Cost of shares redeemed	(59,200)	(102,705)

Total Class B	(22,893)	(26,528)

Class C Shares
Proceeds from shares issued	108,118	374,648
Dividends reinvested	33,606	32,405
Cost of shares redeemed	(76,649)	(225,347)

Total Class C	65,075	181,706

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Includes redemption fees — see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

86 Semiannual Report 2009

	Nationwide Mid Cap Market Index Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares (a)
Proceeds from shares issued	$–	$–
Dividends reinvested	41	48
Cost of shares redeemed	–	–

Total Class R2	41	48

Institutional Class Shares
Proceeds from shares issued	83,905,310	122,549,070
Dividends reinvested	27,016,364	31,587,862
Cost of shares redeemed	(26,540,367)	(156,771,286)

Total Institutional Class	84,381,307	(2,634,354)

Change in net assets from capital transactions:	$93,060,318	$(12,455,845)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,573,538	1,494,978
Reinvested	834,201	612,377
Redeemed	(1,382,182)	(2,896,769)

Total Class A Shares	1,025,557	(789,414)

Class B Shares
Issued	1,134	3,018
Reinvested	3,202	2,319
Redeemed	(7,035)	(7,827)

Total Class B Shares	(2,699)	(2,490)

Class C Shares
Issued	12,804	27,053
Reinvested	4,034	2,200
Redeemed	(10,107)	(17,492)

Total Class C Shares	6,731	11,761

Class R2 Shares (a)
Issued	–	–
Reinvested	5	3
Redeemed	–	–

Total Class R2 Shares	5	3

Institutional Class Shares
Issued	10,035,183	8,935,502
Reinvested	3,161,470	2,103,014
Redeemed	(3,317,432)	(10,781,477)

Total Institutional Class Shares	9,879,221	257,039

Total change in shares:	10,908,815	(523,101)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 87

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Mid Cap Market Index Fund

		Operations			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset	Net	Unrealized									Ratio of	Investment	(Prior to
	Value,	Investment	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	Income (Loss)	Reimbursements)
	Beginning	Income	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Six Months Ended April 30, 2009 (Unaudited)	$9.88	0.05	(0.15)	(0.10)	(0.07)	(0.51)	(0.58)	–	$9.20	(0.55%)	$124,912,772	0.65%	1.27%	0.75%	12.94%
Year Ended October 31, 2008	$16.40	0.10	(5.91)	(5.81)	(0.08)	(0.63)	(0.71)	–	$9.88	(36.87%)	$124,032,623	0.69%	0.71%	0.74%	29.96%
Year Ended October 31, 2007	$15.64	0.17	2.22	2.39	(0.21)	(1.42)	(1.63)	–	$16.40	16.20%	$218,928,364	0.74%	1.05%	0.77%	21.52%
Year Ended October 31, 2006	$14.68	0.17	1.63	1.80	(0.18)	(0.66)	(0.84)	–	$15.64	12.57%	$192,273,970	0.71%	1.09%	0.76%	15.59%
Year Ended October 31, 2005	$12.89	0.12	2.04	2.16	(0.11)	(0.26)	(0.37)	–	$14.68	16.94%	$150,304,580	0.70%	0.90%	0.77%	18.44%
Year Ended October 31, 2004	$11.87	0.05	1.13	1.18	(0.04)	(0.12)	(0.16)	–	$12.89	10.07%	$65,059,025	0.70%	0.50%	0.77%	15.75%

Class B Shares
Six Months Ended April 30, 2009 (Unaudited)	$9.71	0.02	(0.15)	(0.13)	(0.04)	(0.51)	(0.55)	–	$9.03	(0.87%)	$512,029	1.32%	0.65%	1.41%	12.94%
Year Ended October 31, 2008	$16.18	0.03	(5.84)	(5.81)	(0.02)	(0.63)	(0.65)	–	$9.72	(37.29%)	$576,888	1.32%	0.08%	1.38%	29.96%
Year Ended October 31, 2007	$15.45	0.08	2.19	2.27	(0.12)	(1.42)	(1.54)	–	$16.18	15.52%	$1,000,821	1.32%	0.49%	1.36%	21.52%
Year Ended October 31, 2006	$14.50	0.07	1.63	1.70	(0.09)	(0.66)	(0.75)	–	$15.45	11.98%	$935,088	1.32%	0.49%	1.37%	15.59%
Year Ended October 31, 2005	$12.75	0.03	2.01	2.04	(0.03)	(0.26)	(0.29)	–	$14.50	16.15%	$884,018	1.31%	0.27%	1.38%	18.44%
Year Ended October 31, 2004	$11.77	(0.02)	1.12	1.10	–	(0.12)	(0.12)	–	$12.75	9.44%	$656,523	1.31%	(0.10%)	1.37%	15.75%

Class C Shares
Six Months Ended April 30, 2009 (Unaudited)	$9.66	0.02	(0.15)	(0.13)	(0.04)	(0.51)	(0.55)	–	$8.98	(0.85%)	$852,291	1.32%	0.63%	1.41%	12.94%
Year Ended October 31, 2008	$16.09	0.01	(5.79)	(5.78)	(0.02)	(0.63)	(0.65)	–	$9.66	(37.31%)	$852,181	1.32%	0.05%	1.37%	29.96%
Year Ended October 31, 2007	$15.38	0.08	2.18	2.26	(0.13)	(1.42)	(1.55)	–	$16.09	15.52%	$1,230,151	1.32%	0.40%	1.36%	21.52%
Year Ended October 31, 2006	$14.46	0.07	1.62	1.69	(0.11)	(0.66)	(0.77)	–	$15.38	11.96%	$794,122	1.32%	0.42%	1.37%	15.59%
Year Ended October 31, 2005	$12.74	0.02	2.01	2.03	(0.05)	(0.26)	(0.31)	–	$14.46	16.13%	$224,692	1.31%	0.28%	1.39%	18.44%
Year Ended October 31, 2004	$11.76	(0.02)	1.12	1.10	–	(0.12)	(0.12)	–	$12.74	9.48%	$25,592	1.31%	(0.10%)	1.38%	15.75%

Class R2 Shares (f)
Six Months Ended April 30, 2009 (Unaudited)	$9.88	0.04	(0.16)	(0.12)	(0.07)	(0.51)	(0.58)	–	$9.18	(0.70%)	$686	0.92%	1.02%	1.08%	12.94%
Year Ended October 31, 2008	$16.39	0.11	(5.91)	(5.80)	(0.08)	(0.63)	(0.71)	–	$9.88	(36.84%)	$691	0.66%	0.74%	0.69%	29.96%
Period Ended October 31, 2007 (g)	$15.72	0.09	1.35	1.44	(0.18)	(0.59)	(0.77)	–	$16.39	9.40%	$1,094	0.73%	0.74%	0.75%	21.52%

Amounts designated as “–”are zero or have been rounded to zero. (a)	Excludes sales charge.
(b) Not annualized for periods less than one year.
(c) Annualized for periods less than one year.
(d) During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f) Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(g) For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

88 Semiannual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Mid Cap Market Index Fund (Continued)

		Operations			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset	Net	Unrealized									Ratio of	Investment	(Prior to
	Value,	Investment	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	Income (Loss)	Reimbursements)
	Beginning	Income	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Institutional Class Shares
Six Months Ended April 30, 2009 (Unaudited)	$9.96	0.07	(0.16)	(0.09)	(0.09)	(0.51)	(0.60)	–	$9.27	(0.41%)	$500,185,974	0.32%	1.57%	0.41%	12.94%
Year Ended October 31, 2008	$16.53	0.15	(5.96)	(5.81)	(0.14)	(0.63)	(0.77)	–	$9.95	(36.69%)	$439,027,150	0.32%	1.09%	0.37%	29.96%
Year Ended October 31, 2007	$15.75	0.23	2.24	2.47	(0.27)	(1.42)	(1.69)	–	$16.53	16.66%	$724,960,103	0.32%	1.67%	0.35%	21.52%
Year Ended October 31, 2006	$14.77	0.22	1.65	1.87	(0.23)	(0.66)	(0.89)	–	$15.75	13.06%	$1,108,038,965	0.32%	1.47%	0.37%	15.59%
Year Ended October 31, 2005	$12.96	0.17	2.06	2.23	(0.16)	(0.26)	(0.42)	–	$14.77	17.41%	$857,474,583	0.31%	1.27%	0.38%	18.44%
Year Ended October 31, 2004	$11.95	0.11	1.13	1.24	(0.11)	(0.12)	(0.23)	–	$12.96	10.47%	$530,191,467	0.31%	0.89%	0.37%	15.75%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares. (f) Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(g)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 89

Nationwide S&P 500 Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Standard & Poor’s 500® (S&P 500) Index as closely as possible before the deduction of Fund expenses. For the semiannual period ended April 30, 2009, the Nationwide S&P 500 Index Fund (Class A at NAV) registered −8.80% versus −8.53% for its benchmark, the S&P 500 Index. For broader comparison, the average return for the Fund’s Lipper peer category of S&P 500 Index Objective Funds (consisting of 179 funds as of April 30, 2009) was −8.69% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The sectors represented in the S&P 500 Index posted mixed results for the reporting period. Four of the 10 sectors within the benchmark index recorded positive returns. Information technology led the way, advancing 5.61%, followed by consumer discretionary, with 4.10%, telecommunications services, with 3.44%, and materials, with 0.22%. The strongest performers among individual stocks within the index were Ford Motor Co.; AutoNation, Inc.; Sun Microsystems, Inc.; Whole Foods Market, Inc.; and D.R. Horton, Inc.

What areas of investment detracted from Fund performance?

By contrast, the financials sector within the benchmark index posted the weakest results, registering −29.13% for the reporting period. Other laggards included industrials, with −12.56%, energy, with −10.30%, consumer staples, with −9.60%, utilities, with −9.44%, and health care, with −9.10%. Among individual stocks within the index, Citigroup Inc., Zions Bancorp, Huntington Bancshares Inc., Marshall & Ilsley Corp. and General Motors Corp. posted the lowest returns.

What is your outlook for the near term?

Increasingly, signs are pointing to a slowdown in the recession’s downside momentum. It is important to remember that this does not mean that the economy is set to recover. We do believe, however, that the period of peak weakness may be behind us. Reflation policy finally appears to be taking hold, and credit markets are beginning to thaw. Leading economic indicators also are starting to look better.

When the economy does begin to pick up, an event that we believe will occur in late 2009 or 2010, the recovery is likely to be subpar. Corporate earnings and financial markets most likely will continue to experience some volatility. Market breadth and volume have been strong since the current rally began, which suggests to us that upward momentum has increased to the point that it has become more difficult to derail the markets. In addition, signs of economic improvement, which provides a stronger fundamental base for the markets, have accompanied this current rally (unlike previous failed attempts).

We are not convinced that we are at the beginning of a new secular bull market, because a number of downside risks and a high degree of uncertainty remain. We do continue to believe, however, that stock prices will be higher one year from now than they are today.

Subadviser:
BlackRock Investment Management, LLC

Portfolio Manager:
Debra L. Jelilian

90 Semiannual Report 2009

Fund Performance	Nationwide S&P 500 Index Fund

Average Annual Total Return
For periods ended April 30, 2009

		Six
		Month*	1 Yr.	5 Yr.	10 Yr.

Class A1	w/o SC2	-8.80%	-35.66%	-3.17%	-2.97%
	w/SC3	-14.00%	-39.38%	-4.31%	-3.54%

Class B1	w/o SC2	-9.08%	-36.08%	-3.87%	-3.59%
	w/SC4	-13.58%	-39.23%	-4.23%	-3.59%

Class C5	w/o SC2	-8.98%	-36.08%	-3.86%	-3.59%
	w/SC6	-9.88%	-36.71%	-3.86%	-3.59%

Class R2[8,9,10]		-8.78%	-35.77%	-3.26%	-3.01%

Institutional Service Class[1,8]		-8.75%	-35.61%	-3.16%	-2.97%

Institutional Class[7,8]		-8.64%	-35.48%	-2.90%	-2.69%

Service Class[1,8]		-8.78%	-35.78%	-3.31%	-3.13%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not Annualized.
[1]	These returns for the period prior to the creation of a particular class include the performance of the Fund’s Local Fund Shares which are no longer offered by the Fund. These returns were achieved prior to the creation of Class A and Class B shares (12/29/99) and Service Class and Institutional Service Class shares (11/2/98). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Service Class and Institutional Service Class shares would have produced because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class A, Class B, Service Class and Institutional Service Class would have been lower.
[2]	These returns do not reflect the effects of sales charges (SC).
[3]	A 5.75% front-end sales charge was deducted.
[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
[5]	These returns until the creation of Class C shares (10/22/03) include the performance of the Fund’s Local Fund Shares which are no longer offered by the Fund for the period through December 28, 1999 and the Fund’s Class B shares for the period from December 29, 1999 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.
[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[7]	These returns until the creation of the Institutional Class shares (12/29/99) include the performance of the Fund’s Local Fund shares which are no longer offered by the Fund. The returns have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because Institutional Class shares invest in the same portfolio of securities as Local Fund Shares.
[8]	Not subject to any sales charges.
[9]	Class R2 shares commenced operations on January 30, 2007. The returns shown in the table are based on the performance of the Fund’s Local Fund shares which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in sales charges, if any, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.
[10]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	0.52%	0.48%

Class B	1.27%	1.23%

Class C	1.27%	1.23%

Class R2	0.97%	0.93%

Institutional Service Class	0.52%	0.48%

Institutional Class	0.27%	0.23%

Service Class	0.67%	0.63%

*	Annualized data as of October 31, 2008. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2010. Please see the Fund’s most recent prospectus for details. Annualized expense ratios for the six-month period ending April 30, 2009 appear in the “Shareholder Expense Example” section of the report.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class Shares of the Nationwide S&P 500 Index Fund, the S&P 500® Index(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 04/30/09. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 Index is an unmanaged index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Semiannual Report 91

Shareholder	Nationwide S&P 500 Index Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide S&P 500 Index Fund			11/01/08	04/30/09	11/01/08 - 04/30/09 [a]	11/01/08 - 04/30/09 [a]

Class A	Actual		1,000.00	912.04	2.27	0.48
	Hypothetical	[b]	1,000.00	1,022.42	2.41	0.48

Class B	Actual		1,000.00	909.20	5.82	1.23
	Hypothetical	[b]	1,000.00	1,018.70	6.17	1.23

Class C	Actual		1,000.00	910.17	5.83	1.23
	Hypothetical	[b]	1,000.00	1,018.70	6.18	1.23

Class R2[c]	Actual		1,000.00	912.21	3.57	0.75
	Hypothetical	[b]	1,000.00	1,021.06	3.78	0.75

Institutional Service Class	Actual		1,000.00	912.51	2.20	0.46
	Hypothetical	[b]	1,000.00	1,022.50	2.33	0.46

Institutional Class	Actual		1,000.00	913.63	1.09	0.23
	Hypothetical	[b]	1,000.00	1,023.65	1.15	0.23

Service Class	Actual		1,000.00	912.19	3.08	0.65
	Hypothetical	[b]	1,000.00	1,021.57	3.26	0.65

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance to Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

[c]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

92 Semiannual Report 2009

Portfolio Summary	Nationwide S&P 500 Index Fund
April 30, 2009 (Unaudited)

Asset Allocation

Common Stocks	94.7%
Repurchase Agreements	6.3%
Liabilities in excess of other assets	(1	.0)%

	100.0%

Top Industries

Oil, Gas & Consumable Fuels	10.2%
Pharmaceuticals	6.8%
Computers & Peripherals	5.1%
Software	3.8%
Diversified Telecommunication Services	3.2%
Food & Staples Retailing	3.2%
Diversified Financial Services	3.0%
Communications Equipment	3.0%
Aerospace & Defense	2.7%
Capital Markets	2.5%
Other Industries*	56.5%

100.0%

Top Holdings

Exxon Mobil Corp.	4.1%
Microsoft Corp.	1.9%
AT&T, Inc.	1.9%
Procter & Gamble Co. (The)	1.8%
Johnson & Johnson	1.8%
International Business Machines Corp.	1.7%
General Electric Co.	1.7%
Chevron Corp.	1.7%
JPMorgan Chase & Co.	1.6%
Cisco Systems, Inc.	1.4%
Other Holdings*	80.4%

100.0%

*	For purposes of listing top holdings and top industries, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 93

Statement of Investments
April 30, 2009 (Unaudited)

Nationwide S&P 500 Index Fund

Common Stocks 94.7%

	Shares	Market Value

Aerospace & Defense 2.7%
Boeing Co.	153,671	$6,154,524
General Dynamics Corp.	81,762	4,224,642
Goodrich Corp.	26,251	1,162,394
Honeywell International, Inc.	155,669	4,858,429
ITT Corp.	38,560	1,581,346
L-3 Communications Holdings, Inc.	25,138	1,914,259
Lockheed Martin Corp.	70,322	5,522,387
Northrop Grumman Corp.	69,276	3,349,495
Precision Castparts Corp.	29,600	2,215,856
Raytheon Co.	86,187	3,898,238
Rockwell Collins, Inc.	33,241	1,274,792
United Technologies Corp.	199,456	9,741,431

		45,897,793

Air Freight & Logistics 1.1%
CH Robinson Worldwide, Inc.	36,100	1,919,076
Expeditors International of Washington, Inc.	44,900	1,558,479
FedEx Corp.	65,902	3,687,876
United Parcel Service, Inc., Class B	210,716	11,028,875

		18,194,306

Airline 0.1%
Southwest Airlines Co.	155,176	1,083,128

Auto Components 0.2%
Goodyear Tire & Rubber Co. (The)*	50,921	559,622
Johnson Controls, Inc.	125,858	2,392,560

		2,952,182

Automobiles 0.3%
Ford Motor Co.*	600,500	3,590,990
General Motors Corp. (a)	132,256	253,932
Harley-Davidson, Inc. (a)	49,527	1,097,518

		4,942,440

Beverages 2.4%
Brown-Forman Corp., Class B	21,163	984,080
Coca-Cola Co. (The)	421,217	18,133,392
Coca-Cola Enterprises, Inc.	66,557	1,135,462
Constellation Brands, Inc., Class A*	40,900	474,031
Dr Pepper Snapple Group, Inc.*	53,300	1,103,843
Molson Coors Brewing Co., Class B	31,740	1,214,055
Pepsi Bottling Group, Inc.	28,421	888,725
PepsiCo, Inc.	329,374	16,389,650

		40,323,238

Biotechnology 1.8%
Amgen, Inc.*	218,848	10,607,563
Biogen Idec, Inc.*	62,972	3,044,066
Celgene Corp.*	97,300	4,156,656
Cephalon, Inc.*	14,600	957,906
Genzyme Corp.*	57,451	3,063,862
Gilead Sciences, Inc.*	192,800	8,830,240

		30,660,293

Building Products 0.0%
Masco Corp.	77,327	685,117

Capital Markets 2.5%
Ameriprise Financial, Inc.	46,351	1,221,349
Bank of New York Mellon Corp. (The)	243,211	6,197,016
Charles Schwab Corp. (The)	198,487	3,668,040
E*Trade Financial Corp.* (a)	130,122	186,074
Federated Investors, Inc., Class B	18,911	432,684
Franklin Resources, Inc.	32,071	1,939,654
Goldman Sachs Group, Inc. (The)	107,332	13,792,162
Invesco Ltd.	80,800	1,189,376
Janus Capital Group, Inc.	35,231	353,367
Legg Mason, Inc.	30,300	608,121
Morgan Stanley	227,442	5,376,729
Northern Trust Corp.	50,836	2,763,445
State Street Corp.	91,477	3,122,110
T. Rowe Price Group, Inc.	54,182	2,087,091

		42,937,218

Chemicals 1.9%
Air Products & Chemicals, Inc.	44,366	2,923,719
CF Industries Holdings, Inc.	10,100	727,705
Dow Chemical Co. (The)	195,590	3,129,440
E.I. Du Pont de Nemours & Co.	191,050	5,330,295
Eastman Chemical Co.	15,260	605,517
Ecolab, Inc.	35,511	1,368,949
International Flavors & Fragrances, Inc.	14,840	463,008
Monsanto Co.	115,980	9,845,542
PPG Industries, Inc.	34,806	1,533,204
Praxair, Inc.	65,032	4,852,038
Sigma-Aldrich Corp.	26,350	1,155,184

		31,934,601

Commercial Banks 2.2%
BB&T Corp.(a)	118,473	2,765,160
Comerica, Inc.	32,426	680,297
Fifth Third Bancorp	126,804	519,896
First Horizon National Corp.	44,754	515,119
Huntington Bancshares, Inc. (a)	83,420	232,742
KeyCorp	104,772	644,348
M&T Bank Corp. (a)	16,461	863,379
Marshall & Ilsley Corp.	54,666	315,969
PNC Financial Services Group, Inc.	90,655	3,599,004
Regions Financial Corp. (a)	145,285	652,330
SunTrust Banks, Inc.	75,526	1,090,595
U.S. Bancorp	371,503	6,768,785

94 Semiannual Report 2009

Common Stocks (continued)
	Shares	Market Value

Commercial Banks (continued)

Wells Fargo & Co.	896,835	$17,945,668
Zions Bancorporation (a)	25,320	276,748

		36,870,040

Commercial Services & Supplies 0.5%
Avery Dennison Corp.	21,216	609,748
Cintas Corp.	27,601	708,241
Iron Mountain, Inc.*	37,700	1,074,073
Pitney Bowes, Inc.	43,296	1,062,484
Republic Services, Inc.	67,399	1,415,379
RR Donnelley & Sons Co.	43,106	502,185
Stericycle, Inc.*	18,000	847,440
Waste Management, Inc.	104,113	2,776,694

		8,996,244

Communications Equipment 3.0%
Ciena Corp.*	20,658	246,863
Cisco Systems, Inc.*	1,235,309	23,866,170
Corning, Inc.	329,122	4,811,764
Harris Corp.	28,300	865,414
JDS Uniphase Corp.*	44,194	203,734
Juniper Networks, Inc.*	110,700	2,396,655
Motorola, Inc.	475,428	2,629,117
QUALCOMM, Inc.	349,078	14,772,981
Tellabs, Inc.*	81,752	428,380

		50,221,078

Computers & Peripherals 5.1%
Apple, Inc.*	188,474	23,715,684
Dell, Inc.*	366,358	4,257,080
EMC Corp.*	427,887	5,361,424
Hewlett-Packard Co.	507,190	18,248,696
International Business Machines Corp.	283,910	29,302,351
Lexmark International, Inc., Class A*	17,901	351,218
NetApp, Inc.*	70,084	1,282,537
QLogic Corp.*	27,290	386,972
SanDisk Corp.*	47,900	752,988
Seagate Technology* (b)	5,600	0
Sun Microsystems, Inc.*	155,220	1,421,815
Teradata Corp.*	36,300	606,936

		85,687,701

Construction & Engineering 0.1%
Fluor Corp.	38,470	1,456,859
Jacobs Engineering Group, Inc.*	26,100	992,844

		2,449,703

Construction Materials 0.1%
Vulcan Materials Co.	23,376	1,111,529

Consumer Finance 0.5%
American Express Co.	247,857	6,250,953
Capital One Financial Corp.	82,986	1,389,186
Discover Financial Services	100,721	818,862
SLM Corp.*	98,022	473,446

		8,932,447

Containers & Packaging 0.2%
Ball Corp.	20,030	755,531
Bemis Co., Inc.	20,996	504,744
Owens-Illinois, Inc.*	35,100	856,089
Pactiv Corp.*	27,936	610,681
Sealed Air Corp.	30,294	577,404

		3,304,449

Distributors 0.1%
Genuine Parts Co.	33,516	1,138,203

Diversified Consumer Services 0.1%
Apollo Group, Inc., Class A*	22,626	1,424,307
H&R Block, Inc.	71,072	1,076,030

		2,500,337

Diversified Financial Services 3.0%
Bank of America Corp.	1,354,648	12,097,007
CIT Group, Inc.	76,000	168,720
Citigroup, Inc. (a)	1,142,588	3,484,893
CME Group, Inc.	14,048	3,109,525
IntercontinentalExchange, Inc.*	15,400	1,349,040
JPMorgan Chase & Co.	795,309	26,245,197
Leucadia National Corp.*	35,200	747,296
Moody’s Corp.	40,802	1,204,475
Nasdaq OMX Group, Inc. (The)*	29,100	559,593
NYSE Euronext	55,600	1,288,252

		50,253,998

Diversified Telecommunication Services 3.2%
AT&T, Inc.	1,247,113	31,951,035
CenturyTel, Inc.	21,776	591,218
Embarq Corp.	28,635	1,046,896
Frontier Communications Corp.	66,736	474,493
Qwest Communications International, Inc. (a)	307,530	1,196,292
Verizon Communications, Inc.	601,180	18,239,801
Windstream Corp.	94,682	785,861

		54,285,596

Electric Utilities 2.2%
Allegheny Energy, Inc.	35,496	920,056
American Electric Power Co., Inc.	98,897	2,608,903
Duke Energy Corp.	271,281	3,746,391
Edison International	69,032	1,968,102
Entergy Corp.	40,076	2,595,723
Exelon Corp.	139,298	6,425,817
FirstEnergy Corp.	63,900	2,613,510

2009 Semiannual Report 95

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Electric Utilities (continued)

FPL Group, Inc.	86,532	$4,654,556
Northeast Utilities	33,695	708,269
Pepco Holdings, Inc.	42,600	509,070
Pinnacle West Capital Corp.	21,925	600,307
PPL Corp.	78,662	2,352,780
Progress Energy, Inc.	58,251	1,987,524
Southern Co. (The)	164,649	4,755,063

		36,446,071

Electrical Equipment 0.4%
Cooper Industries Ltd., Class A	36,360	1,192,244
Emerson Electric Co.	160,864	5,475,811
Rockwell Automation, Inc.	29,676	937,465

		7,605,520

Electronic Equipment & Instruments 0.3%
Agilent Technologies, Inc.*	73,476	1,341,672
Amphenol Corp., Class A	36,900	1,248,696
FLIR Systems, Inc.*	31,400	696,452
Jabil Circuit, Inc.	36,641	296,792
Molex, Inc.	27,821	463,776
Tyco Electronics Ltd.	95,975	1,673,804

		5,721,192

Energy Equipment & Services 1.6%
Baker Hughes, Inc.	65,447	2,328,604
BJ Services Co.	61,892	859,680
Cameron International Corp.*	46,100	1,179,238
Diamond Offshore Drilling, Inc.	15,000	1,086,150
ENSCO International, Inc.	30,100	851,228
Halliburton Co.	189,924	3,840,263
Nabors Industries Ltd.*	59,954	911,900
National Oilwell Varco, Inc.*	88,388	2,676,389
Rowan Cos., Inc.	24,586	383,787
Schlumberger Ltd.	253,136	12,401,133
Smith International, Inc.	46,500	1,202,025

		27,720,397

Food & Staples Retailing 3.2%
Costco Wholesale Corp.	91,757	4,459,390
CVS Caremark Corp.	308,099	9,791,386
Kroger Co. (The)	138,109	2,985,917
Safeway, Inc.	89,982	1,777,144
SUPERVALU, Inc.	44,479	727,232
SYSCO Corp.	125,633	2,931,018
Wal-Mart Stores, Inc.	473,182	23,848,373
Walgreen Co.	208,825	6,563,370
Whole Foods Market, Inc. (a)	29,900	619,827

		53,703,657

Food Products 1.6%
Archer-Daniels-Midland Co.	135,843	3,344,455
Campbell Soup Co.	43,232	1,111,927
ConAgra Foods, Inc.	93,828	1,660,755
Dean Foods Co.*	32,700	676,890
General Mills, Inc.	70,062	3,551,443
H.J. Heinz Co.	66,657	2,294,334
Hershey Co. (The)	34,722	1,254,853
Hormel Foods Corp.	15,200	475,608
J.M. Smucker Co. (The)	24,900	981,060
Kellogg Co.	53,442	2,250,442
Kraft Foods, Inc., Class A	311,067	7,278,968
McCormick & Co., Inc., Non-Voting Shares	24,946	734,660
Sara Lee Corp.	148,299	1,233,848
Tyson Foods, Inc., Class A	63,500	669,290

		27,518,533

Health Care Equipment & Supplies 2.1%
Baxter International, Inc.	130,073	6,308,540
Becton, Dickinson & Co.	50,986	3,083,633
Boston Scientific Corp.*	317,918	2,673,690
C.R. Bard, Inc.	21,086	1,510,390
Covidien Ltd.	105,575	3,481,864
DENTSPLY International, Inc.	31,300	895,806
Hospira, Inc.*	31,846	1,046,778
Intuitive Surgical, Inc.* (a)	8,304	1,193,534
Medtronic, Inc.	236,706	7,574,592
St. Jude Medical, Inc.*	73,322	2,457,753
Stryker Corp.	50,777	1,965,578
Varian Medical Systems, Inc.*	26,100	870,957
Zimmer Holdings, Inc.*	47,246	2,078,352

		35,141,467

Health Care Providers & Services 2.0%
Aetna, Inc.	96,684	2,128,015
AmerisourceBergen Corp.	32,752	1,101,777
Cardinal Health, Inc.	75,397	2,547,665
CIGNA Corp.	57,683	1,136,932
Coventry Health Care, Inc.*	30,100	478,891
DaVita, Inc.*	21,800	1,010,866
Express Scripts, Inc.*	52,440	3,354,587
Humana, Inc.*	35,761	1,029,201
Laboratory Corp. of America Holdings*	22,700	1,456,205
McKesson Corp.	57,947	2,144,039
Medco Health Solutions, Inc.*	104,452	4,548,885
Patterson Cos., Inc.*	20,600	421,476
Quest Diagnostics, Inc.	33,272	1,707,852
Tenet Healthcare Corp.*	85,987	193,471
UnitedHealth Group, Inc.	257,318	6,052,119
WellPoint, Inc.*	106,302	4,545,473

		33,857,454

Health Care Technology 0.0%
IMS Health, Inc.	36,074	453,089

96 Semiannual Report 2009

Common Stocks (continued)
	Shares	Market Value

Hotels, Restaurants & Leisure 1.5%
Carnival Corp.	92,663	$2,490,781
Darden Restaurants, Inc.	29,176	1,078,637
International Game Technology	61,832	763,625
Marriott International, Inc., Class A	62,262	1,466,893
McDonald’s Corp.	235,741	12,562,638
Starbucks Corp.*	155,524	2,248,877
Starwood Hotels & Resorts Worldwide, Inc.	39,224	818,212
Wyndham Worldwide Corp.	40,029	467,539
Wynn Resorts Ltd.* (a)	12,900	506,067
Yum! Brands, Inc.	97,362	3,247,023

		25,650,292

Household Durables 0.4%
Black & Decker Corp.	12,765	514,430
Centex Corp.	27,581	301,736
D.R. Horton, Inc.	58,400	762,120
Fortune Brands, Inc.	31,786	1,249,508
Harman International Industries, Inc.	11,700	212,823
KB Home	16,030	289,662
Leggett & Platt, Inc.	33,501	481,074
Lennar Corp., Class A	31,067	302,593
Newell Rubbermaid, Inc.	58,242	608,629
Pulte Homes, Inc.	44,882	516,592
Snap-on, Inc.	10,870	368,710
Stanley Works (The)	16,580	630,537
Whirlpool Corp.	15,917	718,812

		6,957,226

Household Products 2.5%
Clorox Co.	29,486	1,652,690
Colgate-Palmolive Co.	106,108	6,260,372
Kimberly-Clark Corp.	87,587	4,304,025
Procter & Gamble Co. (The)	620,203	30,662,837

		42,879,924

Independent Power Producers & Energy Traders 0.1%
AES Corp. (The)*	141,193	998,235
Constellation Energy Group, Inc.	40,286	970,087
Dynegy, Inc., Class A*	114,003	202,925

		2,171,247

Industrial Conglomerates 2.2%
3M Co.	146,889	8,460,806
General Electric Co.	2,234,832	28,270,625
Textron, Inc.	52,792	566,458

		37,297,889

Information Technology Services 1.0%
Affiliated Computer Services, Inc., Class A*	20,441	988,936
Automatic Data Processing, Inc.	106,878	3,762,106
Cognizant Technology Solutions Corp., Class A*	61,800	1,532,022
Computer Sciences Corp.*	31,781	1,174,626
Convergys Corp.*	25,382	256,612
Fidelity National Information Services, Inc.	39,900	712,215
Fiserv, Inc.*	33,666	1,256,415
MasterCard, Inc., Class A	15,336	2,813,389
Paychex, Inc.	68,052	1,838,084
Total System Services, Inc.	38,600	481,342
Western Union Co. (The)	150,352	2,518,396

		17,334,143

Insurance 2.2%
Aflac, Inc.	99,013	2,860,486
Allstate Corp. (The)	113,514	2,648,282
American International Group, Inc. (a)	572,666	790,279
Aon Corp.	57,927	2,444,519
Assurant, Inc.	24,700	603,668
Chubb Corp.	74,562	2,904,190
Cincinnati Financial Corp.	34,089	816,432
Genworth Financial, Inc., Class A	97,500	230,100
Hartford Financial Services Group, Inc.	69,771	800,273
Lincoln National Corp.	54,256	609,837
Loews Corp.	76,513	1,904,409
Marsh & McLennan Cos., Inc.	109,093	2,300,771
MBIA, Inc.* (a)	39,876	188,614
MetLife, Inc.	173,179	5,152,075
Principal Financial Group, Inc.	55,007	898,814
Progressive Corp. (The)*	143,300	2,189,624
Prudential Financial, Inc.	89,743	2,591,778
Torchmark Corp.	17,931	525,916
Travelers Cos., Inc. (The)	123,815	5,093,749
Unum Group	70,149	1,146,235
XL Capital Ltd., Class A	69,746	663,284

		37,363,335

Internet & Catalog Retail 0.4%
Amazon.com, Inc.*	68,000	5,475,360
Expedia, Inc.*	44,000	598,840

		6,074,200

Internet Software & Services 1.8%
Akamai Technologies, Inc.*	36,100	794,922
eBay, Inc.*	228,176	3,758,059
Google, Inc., Class A*	50,710	20,079,638
VeriSign, Inc.*	40,800	839,664
Yahoo!, Inc.*	295,148	4,217,665

		29,689,948

2009 Semiannual Report 97

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Leisure Equipment & Products 0.1%
Eastman Kodak Co.	57,546	$175,515
Hasbro, Inc.	26,521	707,050
Mattel, Inc.	75,223	1,125,336

		2,007,901

Life Sciences Tools & Services 0.4%
Life Technologies Corp.*	36,802	1,372,715
Millipore Corp.*	11,625	687,037
PerkinElmer, Inc.	24,796	361,278
Thermo Fisher Scientific, Inc.*	88,576	3,107,246
Waters Corp.*	20,671	913,038

		6,441,314

Machinery 1.5%
Caterpillar, Inc.	127,364	4,531,611
Cummins, Inc.	42,700	1,451,800
Danaher Corp.	53,947	3,152,663
Deere & Co.	89,492	3,692,440
Dover Corp.	39,056	1,202,144
Eaton Corp.	35,036	1,534,577
Flowserve Corp.	11,900	808,010
Illinois Tool Works, Inc.	82,594	2,709,083
Ingersoll-Rand Co. Ltd., Class A	67,568	1,470,955
Manitowoc Co., Inc. (The)	27,600	164,220
PACCAR, Inc.	76,791	2,721,473
Pall Corp.	24,791	654,730
Parker Hannifin Corp.	34,034	1,543,442

		25,637,148

Media 2.5%
CBS Corp., Class B, Non-Voting	142,837	1,005,573
Comcast Corp., Class A	609,662	9,425,375
DIRECTV Group, Inc. (The)* (a)	114,100	2,821,693
Gannett Co., Inc. (a)	48,076	187,977
Interpublic Group of Cos., Inc.*	100,278	627,740
McGraw-Hill Cos., Inc. (The)	66,602	2,008,050
Meredith Corp.	8,035	201,518
New York Times Co. (The), Class A (a)	27,206	146,368
News Corp., Class A	486,900	4,021,794
Omnicom Group, Inc.	65,882	2,073,307
Scripps Networks Interactive, Inc., Class A	17,900	491,176
Time Warner Cable, Inc.	78,991	2,545,880
Time Warner, Inc.	250,947	5,478,173
Viacom, Inc., Class B*	128,737	2,476,900
Walt Disney Co. (The)	392,940	8,605,386
Washington Post Co. (The), Class B	1,243	520,307

		42,637,217

Metals & Mining 0.8%
AK Steel Holding Corp.	24,800	322,648
Alcoa, Inc.	201,126	1,824,213
Allegheny Technologies, Inc.	20,675	676,693
Freeport-McMoRan Copper & Gold, Inc.*	87,114	3,715,412
Newmont Mining Corp.	103,532	4,166,128
Nucor Corp.	66,460	2,704,257
Titanium Metals Corp. (a)	18,000	122,220
United States Steel Corp. (a)	30,331	805,288

		14,336,859

Multi-Utility 1.3%
Ameren Corp.	44,356	1,021,075
CenterPoint Energy, Inc.	72,342	769,719
CMS Energy Corp.	49,156	590,855
Consolidated Edison, Inc.	57,426	2,132,227
Dominion Resources, Inc.	121,888	3,676,142
DTE Energy Co.	34,191	1,011,028
Integrys Energy Group, Inc.	16,609	438,644
NiSource, Inc.	59,658	655,641
PG&E Corp.	77,472	2,875,761
Public Service Enterprise Group, Inc.	107,122	3,196,520
SCANA Corp.	24,700	746,434
Sempra Energy	51,081	2,350,748
TECO Energy, Inc.	46,181	489,057
Wisconsin Energy Corp.	24,600	983,016
Xcel Energy, Inc.	94,187	1,736,808

		22,673,675

Multiline Retail 0.9%
Big Lots, Inc.*	17,851	493,402
Family Dollar Stores, Inc.	29,606	982,623
J.C. Penney Co., Inc.	47,081	1,444,916
Kohl’s Corp.*	64,497	2,924,939
Macy’s, Inc.	89,152	1,219,599
Nordstrom, Inc. (a)	33,792	764,713
Sears Holdings Corp.* (a)	11,761	734,710
Target Corp.	159,390	6,576,431

		15,141,333

Natural Gas Utility 0.1%
EQT Corp.	27,500	924,825
Nicor, Inc.	9,505	305,491
Questar Corp.	36,400	1,081,808

		2,312,124

Office Electronics 0.1%
Xerox Corp.	181,654	1,109,906

Oil, Gas & Consumable Fuels 10.2%
Anadarko Petroleum Corp.	97,376	4,193,010
Apache Corp.	70,824	5,160,237
Cabot Oil & Gas Corp.	21,900	661,161
Chesapeake Energy Corp.	119,000	2,345,490

98 Semiannual Report 2009

Common Stocks (continued)
	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)

Chevron Corp.	424,143	$28,035,852
ConocoPhillips	313,256	12,843,496
CONSOL Energy, Inc.	38,300	1,198,024
Denbury Resources, Inc.*	55,000	895,400
Devon Energy Corp.	93,908	4,869,130
El Paso Corp.	147,213	1,015,770
EOG Resources, Inc.	52,882	3,356,949
Exxon Mobil Corp.	1,045,761	69,720,886
Hess Corp.	60,060	3,290,687
Marathon Oil Corp.	149,824	4,449,773
Massey Energy Co.	18,900	300,699
Murphy Oil Corp.	40,400	1,927,484
Noble Energy, Inc.	36,600	2,077,050
Occidental Petroleum Corp.	171,454	9,651,146
Peabody Energy Corp.	56,600	1,493,674
Pioneer Natural Resources Co.	24,700	571,064
Range Resources Corp.	33,100	1,323,007
Southwestern Energy Co.*	72,800	2,610,608
Spectra Energy Corp.	131,840	1,911,680
Sunoco, Inc.	24,820	657,978
Tesoro Corp.	29,400	448,350
Valero Energy Corp.	109,284	2,168,195
Williams Cos., Inc. (The)	122,738	1,730,606
XTO Energy, Inc.	122,723	4,253,579

		173,160,985

Paper & Forest Products 0.2%
International Paper Co.	90,558	1,146,465
MeadWestvaco Corp.	34,247	536,308
Weyerhaeuser Co.	44,701	1,576,157

		3,258,930

Personal Products 0.2%
Avon Products, Inc.	90,317	2,055,615
Estee Lauder Cos., Inc. (The), Class A	24,300	726,570

		2,782,185

Pharmaceuticals 6.8%
Abbott Laboratories	327,063	13,687,587
Allergan, Inc.	65,132	3,039,059
Bristol-Myers Squibb Co.	418,940	8,043,648
Eli Lilly & Co.	213,991	7,044,584
Forest Laboratories, Inc.*	63,232	1,371,502
Johnson & Johnson	585,325	30,647,617
King Pharmaceuticals, Inc.*	51,823	408,365
Merck & Co., Inc.	446,076	10,812,882
Mylan, Inc.* (a)	64,551	855,301
Pfizer, Inc.	1,427,534	19,071,854
Schering-Plough Corp.	344,127	7,921,803
Watson Pharmaceuticals, Inc.*	22,006	680,866
Wyeth	281,772	11,947,133

		115,532,201

Professional Services 0.2%
Dun & Bradstreet Corp.	11,300	919,820
Equifax, Inc.	26,551	774,227
Monster Worldwide, Inc.*	24,031	331,628
Robert Half International, Inc.	32,606	783,196

		2,808,871

Real Estate Investment Trusts 1.0%
Apartment Investment & Management Co., Class A	26,716	195,027
AvalonBay Communities, Inc.	17,096	971,224
Boston Properties, Inc.	25,700	1,270,094
Equity Residential	57,811	1,323,294
HCP, Inc.	53,800	1,180,910
Health Care REIT, Inc.	23,700	807,459
Host Hotels & Resorts, Inc.	126,200	970,478
Kimco Realty Corp.	65,400	786,108
Plum Creek Timber Co., Inc.	35,061	1,210,306
ProLogis	92,151	839,495
Public Storage	26,600	1,778,476
Simon Property Group, Inc.	53,322	2,751,415
Ventas, Inc.	31,000	887,840
Vornado Realty Trust	32,980	1,612,392

		16,584,518

Real Estate Management & Development 0.0%
CB Richard Ellis Group, Inc., Class A*	47,100	353,250

Road & Rail 0.9%
Burlington Northern Santa Fe Corp.	58,952	3,978,081
CSX Corp.	84,512	2,500,710
Norfolk Southern Corp.	77,637	2,770,088
Ryder System, Inc.	12,105	335,187
Union Pacific Corp.	106,532	5,234,983

		14,819,049

Semiconductors & Semiconductor Equipment 2.4%
Advanced Micro Devices, Inc.*	128,242	462,954
Altera Corp.	62,482	1,019,081
Analog Devices, Inc.	61,757	1,314,189
Applied Materials, Inc.	281,519	3,437,347
Broadcom Corp., Class A*	91,996	2,133,387
Intel Corp.	1,177,138	18,575,238
KLA-Tencor Corp.	36,021	999,223
Linear Technology Corp.	47,467	1,033,831
LSI Corp.*	126,782	486,843
MEMC Electronic Materials, Inc.*	47,400	767,880
Microchip Technology, Inc.	38,600	887,800
Micron Technology, Inc.*	160,568	783,572
National Semiconductor Corp.	42,777	529,151
Novellus Systems, Inc.*	20,821	376,027
NVIDIA Corp.*	113,733	1,305,655
Teradyne, Inc.*	35,801	212,658

2009 Semiannual Report 99

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)

Texas Instruments, Inc.	271,859	$4,909,773
Xilinx, Inc.	58,122	1,188,014

		40,422,623

Software 3.8%
Adobe Systems, Inc.*	111,342	3,045,204
Autodesk, Inc.*	47,962	956,362
BMC Software, Inc.*	39,356	1,364,473
CA, Inc.	83,538	1,441,031
Citrix Systems, Inc.*	38,171	1,089,019
Compuware Corp.*	53,107	397,240
Electronic Arts, Inc.*	68,207	1,388,012
Intuit, Inc.*	68,062	1,574,274
McAfee, Inc.*	32,700	1,227,558
Microsoft Corp.	1,617,989	32,780,457
Novell, Inc.*	67,372	253,319
Oracle Corp.	811,638	15,697,079
Salesforce.com, Inc.*	22,400	958,944
Symantec Corp.*	175,374	3,025,201

		65,198,173

Specialty Retail 2.1%
Abercrombie & Fitch Co., Class A	18,500	500,610
AutoNation, Inc.* (a)	26,080	461,877
AutoZone, Inc.*	8,110	1,349,423
Bed Bath & Beyond, Inc.*	55,002	1,673,161
Best Buy Co., Inc.	71,815	2,756,260
GameStop Corp., Class A*	34,700	1,046,552
Gap, Inc. (The)	98,740	1,534,419
Home Depot, Inc.	358,867	9,445,379
Lowe’s Cos., Inc.	310,198	6,669,257
Ltd. Brands, Inc.	59,328	677,526
O’Reilly Automotive, Inc.*	29,600	1,149,960
Office Depot, Inc.*	53,662	138,984
RadioShack Corp.	29,071	409,320
Sherwin-Williams Co. (The)	20,886	1,182,983
Staples, Inc.	151,072	3,115,105
Tiffany & Co.	26,086	754,929
TJX Cos., Inc.	88,168	2,466,059

		35,331,804

Textiles, Apparel & Luxury Goods 0.5%
Coach, Inc.*	68,600	1,680,700
Nike, Inc., Class B	82,272	4,316,812
Polo Ralph Lauren Corp.	12,000	646,080
VF Corp.	18,506	1,096,850

		7,740,442

Thrifts & Mortgage Finance 0.2%
Hudson City Bancorp, Inc.	110,700	1,390,392
People’s United Financial, Inc.	73,800	1,152,756

		2,543,148

Tobacco 1.5%
Altria Group, Inc.	437,343	7,141,811
Lorillard, Inc.	35,600	2,247,428
Philip Morris International, Inc.	424,143	15,353,977
Reynolds American, Inc.	35,490	1,347,910

		26,091,126

Trading Companies & Distributors 0.1%
Fastenal Co. (a)	27,400	1,051,064
W.W. Grainger, Inc.	13,625	1,142,865

		2,193,929

Wireless Telecommunication Services 0.3%
American Tower Corp., Class A*	84,100	2,671,016
Sprint Nextel Corp.*	599,414	2,613,445

		5,284,461

Total Common Stocks (cost $2,196,803,723)		1,605,350,397

Repurchase Agreements 6.3%

	Principal Amount	Market Value

CS First Boston, 0.18%, dated 04/30/09, due 05/01/09, repurchase price $30,213,769, collateralized by U.S. Government Agency Mortgage 5.50%, maturing 04/01/39; total market value of $30,817,890 (b)	$30,213,618	30,213,618
Morgan Stanley, 0.15%, dated 04/30/09, due 05/01/09, repurchase price $18,647,604, collateralized by U.S. Government Agency Mortgages ranging 5.00% — 7.50%, maturing 07/01/19 — 11/01/47; total market value of $19,020,477 (c)	18,647,526	18,647,526

100 Semiannual Report 2009

Repurchase Agreements (continued)
	Principal Amount	Market Value

UBS Securities, 0.15%, dated 04/30/09, due 05/01/09, repurchase price $57,064,789, collateralized by U.S. Government Agency Securities ranging from 0.00% — 6.25%, maturing 05/06/09 — 04/23/29; total market value of $58,205,842	$57,064,551	$57,064,551

Total Repurchase Agreements (cost $105,925,695)		105,925,695

Total Investments (cost $2,302,729,418) (d) — 101.0%		1,711,276,092

Liabilities in excess of other assets — (1.0)%		(16,421,795)

NET ASSETS — 100.0%		$1,694,854,297

*	Denotes a non-income producing security.

(a)	The security or a partial position of this security is on loan at April 30, 2009. The total value of securities on loan at April 30, 2009 was $17,921,387.

(b)	Fair Valued Security.

(c)	The security was purchased with cash collateral held from securities on loan (See Note 2). The total value of this security as of April 30, 2009 was $18,647,526.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

Ltd	Limited

REIT	Real Estate Investment Trust

At April 30, 2009, the Fund’s open futures contracts were as follows:

			Market Value	Net Unrealized
Number of			Covered by	Appreciation/
Contracts	Long Contracts	Expiration	Contracts	(Depreciation)

410	S&P 500	06/19/09	$89,175,000	$10,441,538

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 101

Statement of Assets and Liabilities
April 30, 2009 (Unaudited)

Nationwide S&P 500
Index Fund

Assets:
Investments, at value (cost $2,196,803,723)*	$1,605,350,397
Repurchase agreements, at value and cost	105,925,695

Total Investments	1,711,276,092

Interest and dividends receivable	2,487,576
Receivable for capital shares issued	604,127
Receivable from adviser	16,728
Receivable for variation margin on futures contracts	89,692
Prepaid expenses and other assets	167,739

Total Assets	1,714,641,954

Liabilities:
Payable for investments purchased	323,617
Payable for capital shares redeemed	421,894
Payable upon return of securities loaned (Note 2)	18,647,526
Accrued expenses and other payables:
Fund administration fees	174,927
Distribution fees	63,992
Trustee fees	9,763
Compliance program costs (Note 3)	25,100
Custodian fees	38,247
Printing fees	12,316
Professional fees	70,275

Total Liabilities	19,787,657

Net Assets	$1,694,854,297

Represented by:
Capital	$2,344,268,150
Accumulated undistributed net investment income	2,594,326
Accumulated net realized losses from investment and futures transactions	(70,996,391)
Net unrealized appreciation/(depreciation) from investments	(591,453,326)
Net unrealized appreciation/(depreciation) from futures	10,441,538

Net Assets	$1,694,854,297

Net Assets:
Class A Shares	$71,316,715
Class B Shares	8,768,477
Class C Shares	2,571,970
Class R2 Shares (a)	302,115
Institutional Service Class Shares	59,348,761
Institutional Class Shares	1,212,081,040
Service Class Shares	340,465,219

Total	$1,694,854,297

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	9,791,604
Class B Shares	1,209,694
Class C Shares	356,819
Class R2 Shares (a)	41,525
Institutional Service Class Shares	8,115,883
Institutional Class Shares	165,567,270
Service Class Shares	46,738,800

Total	231,821,595

*	Includes value of securities on loan of $17,921,387 (Note 2).

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

102 Semiannual Report 2009

Nationwide S&P 500
Index Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$7.28
Class B Shares (b)	$7.25
Class C Shares (c)	$7.21
Class R2 Shares (a)	$7.28
Institutional Service Class Shares	$7.31
Institutional Class Shares	$7.32
Service Class Shares	$7.28

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.72

Maximum sales charge:
Class A Shares	5.75%

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 103

Statement of Operations
For the Six Months Ended April 30, 2009 (Unaudited)

Nationwide S&P 500
Index Fund

INVESTMENT INCOME:
Interest income	$16,628
Dividend income	22,479,137
Income from securities lending (Note 2)	203,711

Total Income	22,699,476

EXPENSES:
Investment advisory fees	996,613
Distribution fees Local Fund Class	17
Fund administration fees	960,234
Distribution fees Class A	77,469
Distribution fees Class B	39,195
Distribution fees Class C	10,939
Distribution fees Class R2 (a)	605
Distribution fees Service Class	244,560
Administrative services fees Class R2 (a)	30
Administrative services fees Institutional Service Class	63,821
Administrative services fees Service Class	438,778
Registration and filing fees	49,745
Professional fees	156,507
Printing fees	53,517
Trustee fees	57,950
Compliance program costs (Note 3)	16,538
Custodian fees	49,534
Other	120,380

Total expenses before earnings credit and expenses reimbursed	3,336,432
Earnings credit (Note 5)	(3,474)
Expenses reimbursed by adviser	(689,641)

Net Expenses	2,643,317

NET INVESTMENT INCOME	20,056,159

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(11,408,808)
Net realized losses from futures transactions	(14,087,873)

Net realized losses from investment and futures transactions	(25,496,681)

Net change in unrealized appreciation/(depreciation) from investments	(149,808,155)
Net change in unrealized appreciation/(depreciation) from futures	13,782,737

Net change in unrealized appreciation/(depreciation) from investments and futures	(136,025,418)

Net realized/ unrealized losses from investments and futures	(161,522,099)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(141,465,940)

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

104 Semiannual Report 2009

Statements of Changes in Net Assets

	Nationwide S&P 500 Index Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)
Operations:
Net investment income	$20,056,159	$41,246,030
Net realized losses from investment and futures transactions	(25,496,681)	(11,392,248)
Net change in unrealized appreciation/(depreciation) from investments and futures	(136,025,418)	(988,517,590)

Change in net assets resulting from operations	(141,465,940)	(958,663,808)

Distributions to Shareholders From:
Net investment income:
Class A	(829,412)	(1,362,509)
Class B	(73,399)	(103,029)
Class C	(21,764)	(25,993)
Class R2 (a)	(2,984)	(2,973)
Institutional Service Class	(740,489)	(1,377,208)
Local Fund Class (b)	(737)	(2,566)
Institutional Class	(15,656,052)	(28,813,725)
Service Class	(4,018,806)	(8,117,001)
Net realized gains:
Class A	–	(1,246,235)
Class B	–	(169,165)
Class C	–	(41,591)
Class R2 (a)	–	(3,095)
Institutional Service Class	–	(1,383,994)
Local Fund Class (b)	–	(2,280)
Institutional Class	–	(23,761,476)
Service Class	–	(9,213,280)

Change in net assets from shareholder distributions	(21,343,643)	(75,626,120)

Change in net assets from capital transactions	152,720,204	38,913,732

Change in net assets	(10,089,379)	(995,376,196)

Net Assets:
Beginning of period	1,704,943,676	2,700,319,872

End of period	$1,694,854,297	$1,704,943,676

Accumulated undistributed net investment income at end of period	$2,594,326	$3,881,810

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$20,908,224	$34,549,043
Dividends reinvested	743,709	2,296,921
Cost of shares redeemed	(9,634,857)	(18,792,722)

Total Class A	12,017,076	18,053,242

Class B Shares
Proceeds from shares issued	1,968,104	3,616,798
Dividends reinvested	19,201	89,841
Cost of shares redeemed	(1,113,695)	(1,899,648)

Total Class B	873,610	1,806,991

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Effective January 30, 2009, Local Shares were liquidated.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 105

Statements of Changes in Net Assets (Continued)

	Nationwide S&P 500 Index Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)
CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$646,466	$1,309,599
Dividends reinvested	6,730	24,030
Cost of shares redeemed	(190,686)	(954,832)

Total Class C	462,510	378,797

Class R2 Shares (a)
Proceeds from shares issued	132,056	138,624
Dividends reinvested	2,984	6,067
Cost of shares redeemed	(31,884)	(62,556)

Total Class R2	103,156	82,135

Institutional Service Class Shares
Proceeds from shares issued	9,296,114	9,866,611
Dividends reinvested	740,489	2,761,185
Cost of shares redeemed	(6,642,660)	(12,396,189)

Total Institutional Service Class	3,393,943	231,607

Local Fund Shares (b)
Proceeds from shares issued	2	502
Dividends reinvested	698	4,599
Cost of shares redeemed	(88,653)	–

Total Local Class	(87,953)	5,101

Institutional Class Shares
Proceeds from shares issued	168,116,706	365,062,461
Dividends reinvested	15,614,400	52,373,108
Cost of shares redeemed	(47,234,446)	(352,934,526)

Total Institutional Class	136,496,660	64,501,043

Service Class Shares
Proceeds from shares issued	22,088,342	40,235,869
Dividends reinvested	4,018,760	17,330,218
Cost of shares redeemed (c)	(26,645,900)	(103,711,271)

Total Service Class	(538,798)	(46,145,184)

Change in net assets from capital transactions:	152,720,204	38,913,732

SHARE TRANSACTIONS:
Class A Shares
Issued	2,963,830	3,181,707
Reinvested	107,418	195,918
Redeemed	(1,365,224)	(1,750,553)

Total Class A Shares	1,706,024	1,627,072

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Effective January 30, 2009, Local Class shares were liquidated.

(c)	Includes redemption fees — see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

106 Semiannual Report 2009

	Nationwide S&P 500 Index Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

SHARE TRANSACTIONS: (continued)
Class B Shares
Issued	278,651	338,059
Reinvested	2,762	7,571
Redeemed	(160,571)	(178,064)

Total Class B Shares	120,842	167,566

Class C Shares
Issued	94,132	122,274
Reinvested	978	2,034
Redeemed	(27,090)	(82,342)

Total Class C Shares	68,020	41,966

Class R2 Shares (a)
Issued	18,765	13,708
Reinvested	433	517
Redeemed	(4,620)	(5,247)

Total Class R2 Shares	14,578	8,978

Institutional Service Class Shares
Issued	1,386,557	969,875
Reinvested	106,404	233,631
Redeemed	(948,033)	(1,121,178)

Total Institutional Service Class Shares	544,928	82,328

Local Fund Shares (b)
Issued	–	44
Reinvested	94	390
Redeemed	(12,781)	–

Total Local Class Shares	(12,687)	434

Institutional Class Shares
Issued	24,102,307	33,135,124
Reinvested	2,246,425	4,455,874
Redeemed	(7,000,429)	(30,453,631)

Total Institutional Class Shares	19,348,303	7,137,367

Service Class Shares
Issued	3,165,267	3,785,208
Reinvested	578,685	1,465,964
Redeemed	(3,808,355)	(9,216,829)

Total Service Class Shares	(64,403)	(3,965,657)

Total change in shares:	21,725,605	5,100,054

2009 Semiannual Report 107

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide S&P 500 Index Fund

		Operations			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset	Net	Unrealized								Net Assets	Ratio of	Investment	(Prior to
	Value,	Investment	Gains	Total	Net	Net			Net Asset		at End	Expenses	Income	Reimbursements)
	Beginning	Income	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	of	to Average	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Six Months Ended April 30, 2009 (Unaudited)	$8.09	0.08	(0.80)	(0.72)	(0.09)	–	(0.09)	–	$7.28	(8.80%)	$71,316,715	0.48%	2.44%	0.57%	2.18%
Year Ended October 31, 2008	$13.13	0.19	(4.85)	(4.66)	(0.19)	(0.19)	(0.38)	–	$8.09	(36.42%)	$65,378,521	0.49%	1.71%	0.53%	10.51%
Year Ended October 31, 2007	$11.75	0.19	1.44	1.63	(0.20)	(0.05)	(0.25)	–	$13.13	13.98%	$84,794,405	0.49%	1.48%	0.51%	3.56%
Year Ended October 31, 2006	$10.36	0.16	1.47	1.63	(0.16)	(0.08)	(0.24)	–	$11.75	15.90%	$42,670,253	0.49%	1.46%	0.52%	2.63%
Year Ended October 31, 2005	$9.74	0.15	0.64	0.79	(0.17)	–	(0.17)	–	$10.36	8.11%	$24,805,311	0.50%	1.49%	0.56%	5.28%
Year Ended October 31, 2004	$9.04	0.11	0.70	0.81	(0.11)	–	(0.11)	–	$9.74	8.99%	$7,821,623	0.50%	1.18%	0.54%	1.71%

Class B Shares
Six Months Ended April 30, 2009 (Unaudited)	$8.05	0.06	(0.79)	(0.73)	(0.07)	–	(0.07)	–	$7.25	(9.08%)	$8,768,477	1.23%	1.71%	1.32%	2.18%
Year Ended October 31, 2008	$13.07	0.10	(4.83)	(4.73)	(0.10)	(0.19)	(0.29)	–	$8.05	(36.89%)	$8,760,072	1.23%	0.96%	1.28%	10.51%
Year Ended October 31, 2007	$11.71	0.09	1.43	1.52	(0.11)	(0.05)	(0.16)	–	$13.07	13.09%	$12,040,325	1.23%	0.75%	1.25%	3.56%
Year Ended October 31, 2006	$10.33	0.08	1.46	1.54	(0.08)	(0.08)	(0.16)	–	$11.71	15.01%	$6,296,167	1.23%	0.75%	1.26%	2.63%
Year Ended October 31, 2005	$9.70	0.09	0.63	0.72	(0.09)	–	(0.09)	–	$10.33	7.45%	$5,707,020	1.23%	0.90%	1.28%	5.28%
Year Ended October 31, 2004	$9.00	0.05	0.69	0.74	(0.04)	–	(0.04)	–	$9.70	8.23%	$4,820,480	1.23%	0.45%	1.27%	1.71%

Class C Shares
Six Months Ended April 30, 2009 (Unaudited)	$8.00	0.06	(0.78)	(0.72)	(0.07)	–	(0.07)	–	$7.21	(8.98%)	$2,571,970	1.23%	1.68%	1.32%	2.18%
Year Ended October 31, 2008	$13.00	0.10	(4.81)	(4.71)	(0.10)	(0.19)	(0.29)	–	$8.00	(36.95%)	$2,311,273	1.23%	0.96%	1.28%	10.51%
Year Ended October 31, 2007	$11.65	0.10	1.42	1.52	(0.12)	(0.05)	(0.17)	–	$13.00	13.11%	$3,208,449	1.23%	0.74%	1.25%	3.56%
Year Ended October 31, 2006	$10.28	0.08	1.46	1.54	(0.09)	(0.08)	(0.17)	–	$11.65	15.06%	$1,422,512	1.23%	0.72%	1.26%	2.63%
Year Ended October 31, 2005	$9.67	0.08	0.64	0.72	(0.11)	–	(0.11)	–	$10.28	7.44%	$831,234	1.23%	0.71%	1.28%	5.28%
Year Ended October 31, 2004	$9.01	0.05	0.67	0.72	(0.06)	–	(0.06)	–	$9.67	8.06%	$250,270	1.23%	0.46%	1.27%	1.71%

Class R2 Shares (f)
Six Months Ended April 30, 2009 (Unaudited)	$8.08	0.07	(0.78)	(0.71)	(0.09)	–	(0.09)	–	$7.28	(8.78%)	$302,115	0.75%	2.17%	0.84%	2.18%
Year Ended October 31, 2008	$13.12	0.16	(4.85)	(4.69)	(0.16)	(0.19)	(0.35)	–	$8.08	(36.62%)	$217,723	0.76%	1.42%	0.80%	10.51%
Period Ended October 31, 2007 (g)	$12.13	0.10	1.03	1.13	(0.14)	–	(0.14)	–	$13.12	9.34%	$235,763	0.74%	1.12%	0.76%	3.56%

Amount designated as “–” are zero or have been rounded to zero. (a)	Excludes sales charge.
(b) Not annualized for periods less than one year.
(c) Annualized for periods less than one year.
(d) During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f) Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(g) For the period from January 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

108 Semiannual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide S&P 500 Index Fund (Continued)

		Operations			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset	Net	Unrealized								Net Assets	Ratio of	Investment	(Prior to
	Value,	Investment	Gains	Total	Net	Net			Net Asset		at End	Expenses	Income	Reimbursements)
	Beginning	Income	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	of	to Average	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	Fees	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Institutional Service Class Shares
Six Months Ended April 30, 2009 (Unaudited)	$8.12	0.08	(0.80)	(0.72)	(0.09)	–	(0.09)	–	$7.31	(8.75%)	$59,348,761	0.46%	2.47%	0.55%	2.18%
Year Ended October 31, 2008	$13.18	0.20	(4.88)	(4.68)	(0.19)	(0.19)	(0.38)	–	$8.12	(36.43%)	$61,463,544	0.47%	1.74%	0.51%	10.51%
Year Ended October 31, 2007	$11.79	0.20	1.44	1.64	(0.20)	(0.05)	(0.25)	–	$13.18	14.01%	$98,678,663	0.48%	1.52%	0.49%	3.56%
Year Ended October 31, 2006	$10.40	0.17	1.46	1.63	(0.16)	(0.08)	(0.24)	–	$11.79	15.85%	$82,442,558	0.48%	1.49%	0.51%	2.63%
Year Ended October 31, 2005	$9.77	0.18	0.62	0.80	(0.17)	–	(0.17)	–	$10.40	8.29%	$69,995,616	0.48%	1.68%	0.52%	5.28%
Year Ended October 31, 2004	$9.07	0.12	0.69	0.81	(0.11)	–	(0.11)	–	$9.77	9.14%	$69,569,089	0.48%	1.21%	0.52%	1.71%

Institutional Class Shares
Six Months Ended April 30, 2009 (Unaudited)	$8.13	0.09	(0.80)	(0.71)	(0.10)	–	(0.10)	–	$7.32	(8.64%)	$1,212,081,040	0.23%	2.70%	0.32%	2.18%
Year Ended October 31, 2008	$13.19	0.22	(4.88)	(4.66)	(0.21)	(0.19)	(0.40)	–	$8.13	(36.25%)	$1,188,316,958	0.23%	1.99%	0.27%	10.51%
Year Ended October 31, 2007	$11.80	0.23	1.44	1.67	(0.23)	(0.05)	(0.28)	–	$13.19	14.26%	$1,834,779,809	0.23%	1.82%	0.24%	3.56%
Year Ended October 31, 2006	$10.41	0.19	1.47	1.66	(0.19)	(0.08)	(0.27)	–	$11.80	16.12%	$2,689,367,610	0.23%	1.73%	0.26%	2.63%
Year Ended October 31, 2005	$9.77	0.19	0.64	0.83	(0.19)	–	(0.19)	–	$10.41	8.55%	$2,007,289,506	0.23%	1.86%	0.28%	5.28%
Year Ended October 31, 2004	$9.07	0.13	0.70	0.83	(0.13)	–	(0.13)	–	$9.77	8.86%	$1,247,060,623	0.23%	1.45%	0.27%	1.71%

Service Class Shares
Six Months Ended April 30, 2009 (Unaudited)	$8.08	0.08	(0.79)	(0.71)	(0.09)	–	(0.09)	–	$7.28	(8.78%)	$340,465,219	0.65%	2.36%	0.74%	2.18%
Year Ended October 31, 2008	$13.13	0.17	(4.86)	(4.69)	(0.17)	(0.19)	(0.36)	–	$8.08	(36.60%)	$378,392,267	0.64%	1.53%	0.68%	10.51%
Year Ended October 31, 2007	$11.75	0.18	1.43	1.61	(0.18)	(0.05)	(0.23)	–	$13.13	13.79%	$666,420,484	0.63%	1.37%	0.65%	3.56%
Year Ended October 31, 2006	$10.36	0.15	1.46	1.61	(0.14)	(0.08)	(0.22)	–	$11.75	15.74%	$628,020,675	0.63%	1.35%	0.66%	2.63%
Year Ended October 31, 2005	$9.73	0.16	0.62	0.78	(0.15)	–	(0.15)	–	$10.36	8.06%	$578,102,425	0.63%	1.51%	0.67%	5.28%
Year Ended October 31, 2004	$9.03	0.11	0.69	0.80	(0.10)	–	(0.10)	–	$9.73	9.24%	$523,127,367	0.63%	1.05%	0.67%	1.71%
Amount designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(g)	For the period from January 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 109

Nationwide Small Cap Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Russell 2000® Index as closely as possible before the deduction of Fund expenses. For the semiannual period ended April 30, 2009, the Nationwide Small Cap Index Fund (Class A at NAV) registered −8.68% versus −8.40% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Small-Cap Core Funds (consisting of 794 funds as of April 30, 2009) was −5.21% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

The sectors represented in the Russell 2000 Index posted mixed results for the reporting period. Three of the 10 sectors within the benchmark index recorded positive returns. Consumer discretionary led the way, advancing 7.55%, followed by information technology, with 6.31%, and telecommunications services, with 3.56%. The strongest performers among individual stocks within the index were Myriad Genetics, Inc.; Ralcorp Holdings, Inc.; Alexion Pharmaceuticals, Inc.; Sybase, Inc.; and Aéropostale, Inc.

What areas of investment detracted from Fund performance?

By contrast, the energy sector within the benchmark index posted the weakest results, registering −26.38% for the reporting period. Other laggards included financials, with −19.72%, utilities, with −11.35%, industrials, with −10.98%, and health care, with −10.45%. Among individual stocks within the index, FX Real Estate And Entertainment Inc.; The Aristotle Corp.; Jazz Pharmaceuticals, Inc.; HSW International, Inc.; and GreenHunter Energy, Inc. posted the lowest returns.

What is your outlook for the near term?

Increasingly, signs are pointing to a slowdown in the recession’s downside momentum. It is important to remember that this does not mean that the economy is set to recover. We do believe, however, that the period of peak weakness may be behind us. Reflation policy finally appears to be taking hold, and credit markets are beginning to thaw. Leading economic indicators also are starting to look better.

When the economy does begin to pick up, an event that we believe will occur in late 2009 or 2010, the recovery is likely to be subpar. Corporate earnings and financial markets most likely will continue to experience some volatility. Market breadth and volume have been strong since the current rally began, which suggests to us that upward momentum has increased to the point that it has become more difficult to derail the markets. In addition, signs of economic improvement, which provides a stronger fundamental base for the markets, have accompanied this current rally (unlike previous failed attempts).

We are not convinced that we are at the beginning of a new secular bull market, because a number of downside risks and a high degree of uncertainty remain. We do continue to believe, however, that stock prices will be higher one year from now than they are today.

Subadviser:
BlackRock Investment Management, LLC

Portfolio Manager:
Debra L. Jelilian

110 Semiannual Report 2009

Fund Performance	Nationwide Small Cap Index Fund

Average Annual Total Return
For periods ended April 30, 2009

		Six
		Month*	1 Yr.	5 Yr.	10 Yr.

Class A1	w/o SC2	-8.68%	-31.13%	-2.10%	1.77%
	w/SC3	-13.90%	-35.09%	-3.25%	1.18%

Class B4	w/o SC2	-8.73%	-31.50%	-2.67%	1.30%
	w/SC5	-13.21%	-34.86%	-2.98%	1.30%

Class C6	w/o SC2	-8.83%	-31.47%	-2.64%	1.33%
	w/SC7	-9.72%	-32.14%	-2.64%	1.33%

Class R2[8,9,10]		-8.67%	-31.10%	-2.11%	1.77%

Institutional Class[1,8]		-8.37%	-30.82%	-1.70%	2.19%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not Annualized.
[1]	These returns prior to the creation of Class A and Institutional shares (12/29/99) include the performance of the Master Small Cap Series (the “Series”), which began operations on April 9, 1997. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Institutional Class shares would have produced because these classes of the Fund’s shares invested in the same portfolio of securities as the Series. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees applicable to such classes; if these fees were reflected, the performance for Class A and Institutional Class shares would have been lower.
[2]	These returns do not reflect the effects of sales charges (SC).
[3]	A 5.75% front-end sales charge was deducted.
[4]	These returns until the creation of Class B shares (11/29/01) include performance based on the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to November 28, 2001. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.
[5]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
[6]	These returns until the creation of Class C shares (10/22/03) include the performance of the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to November 28, 2001 and the Fund’s Class B shares for the period from November 29, 2001 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.
[7]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[8]	Not subject to any sales charges.
[9]	These returns until the creation of Class R2 shares (3/9/07) are based on the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in sales charges, if any, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance of Class R2 shares would have been lower.
[10]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Class A	0.76%	0.70%

Class B	1.36%	1.30%

Class C	1.36%	1.30%

Class R2	1.06%	1.00%

Institutional Class	0.36%	0.30%

*	Annualized data as of October 31, 2008. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2010. Please see the Fund’s most recent prospectus for details. Annualized expense ratios for the six-month period ending April 30, 2009 appear in the “Shareholder Expense Example” section of the report.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Small Cap Index Fund, versus performance of the Russell 2000® Index and the Consumer Price Index (CPI)(b) over a 10-year period ended 04/30/09. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000® Index is an unmanaged index of approximately 2000 Small-Capitalization U.S. Companies that gives a broad look at how the stock prices of those Companies have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in price of a basket of goods and services purchased for consumption by urban households.

2009 Semiannual Report 111

Shareholder	Nationwide Small Cap Index Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Small Cap Index Fund			11/01/088	04/30/09	11/01/08 - 04/30/09 [a]	11/01/08 - 04/30/09 [a]

Class A	Actual		1,000.00	913.16	3.23	0.68
	Hypothetical	[b]	1,000.00	1,021.42	3.41	0.68

Class B	Actual		1,000.00	912.71	6.17	1.30
	Hypothetical	[b]	1,000.00	1,018.35	6.53	1.30

Class C	Actual		1,000.00	911.72	6.16	1.30
	Hypothetical	[b]	1,000.00	1,018.35	6.53	1.30

Class R2[c]	Actual		1,000.00	913.33	4.41	0.93
	Hypothetical	[b]	1,000.00	1,020.18	4.67	0.93

Institutional Class	Actual		1,000.00	916.31	1.43	0.30
	Hypothetical	[b]	1,000.00	1,023.31	1.51	0.30

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance to Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

[c]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

112 Semiannual Report 2009

Portfolio Summary	Nationwide Small Cap Index Fund
April 30, 2009 (Unaudited)

Asset Allocation

Common Stocks	95.1%
Repurchase Agreements	10.6%
Liabilities in excess of other assets	(5	.7)%

	100.0%

Top Industries

Commercial Banks	5.9%
Real Estate Investment Trusts	5.4%
Software	4.6%
Biotechnology	4.4%
Insurance	3.6%
Specialty Retail	3.5%
Semiconductors & Semiconductor Equipment	3.3%
Health Care Equipment & Supplies	3.2%
Communications Equipment	3.1%
Oil, Gas & Consumable Fuels	3.0%
Other Industries*	60.0%

100.0%

Top Holdings

Myriad Genetics, Inc.	0.5%
Ralcorp Holdings, Inc.	0.4%
Alexion Pharmaceuticals, Inc.	0.4%
Sybase, Inc.	0.4%
Realty Income Corp.	0.3%
Aeropostale, Inc.	0.3%
Watson Wyatt Worldwide, Inc., Class A	0.3%
ITC Holdings Corp.	0.3%
Dendreon Corp.	0.3%
Waste Connections, Inc.	0.3%
Other Holdings*	96.5%

100.0%

*	For purposes of listing top holdings and top industries, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 113

Statement of Investments
April 30, 2009 (Unaudited)

Nationwide Small Cap Index Fund

Common Stocks 95.1%

	Shares	Market Value

Aerospace & Defense 1.8%
AAR Corp.*	16,268	$245,159
Aerovironment, Inc.*	4,600	108,836
American Science & Engineering, Inc.	3,830	230,796
Applied Signal Technology, Inc.	5,300	104,728
Argon ST, Inc.*	5,540	112,961
Ascent Solar Technologies, Inc.* (a)	3,700	16,724
Axsys Technologies, Inc.*	3,900	163,449
Ceradyne, Inc.*	11,040	190,330
Cubic Corp.	6,546	187,936
Curtiss-Wright Corp.	18,748	599,373
Ducommun, Inc.	4,500	77,940
Dyncorp International, Inc., Class A*	10,400	158,600
Esterline Technologies Corp.*	11,861	312,537
Gencorp, Inc.*	24,074	57,778
HEICO Corp.	9,348	268,381
Herley Industries, Inc.*	5,700	58,938
Hexcel Corp.*	40,275	386,237
Ladish Co., Inc.*	6,700	50,719
LMI Aerospace, Inc.*	3,600	23,724
Moog, Inc., Class A*	17,863	478,371
Orbital Sciences Corp.*	24,522	379,110
Stanley, Inc.*	3,700	95,386
Taser International, Inc.*	26,316	126,317
Teledyne Technologies, Inc.*	14,863	474,575
TransDigm Group, Inc.*	13,500	474,390
Triumph Group, Inc.	6,905	285,384

		5,668,679

Air Freight & Logistics 0.3%
Atlas Air Worldwide Holdings, Inc.*	5,600	148,680
Dynamex, Inc.*	3,660	53,838
Forward Air Corp.	12,091	201,557
HUB Group, Inc., Class A*	15,515	356,845
Pacer International, Inc.	14,624	62,006
Park-Ohio Holdings Corp.*	3,600	16,740

		839,666

Airlines 0.7%
AirTran Holdings, Inc.*	49,119	341,377
Alaska Air Group, Inc.*	15,088	253,177
Allegiant Travel Co.* (a)	5,700	296,628
Hawaiian Holdings, Inc.*	18,200	90,818
JetBlue Airways Corp.*	72,600	357,918
Republic Airways Holdings, Inc.*	14,700	105,252
SkyWest, Inc.	24,458	294,474
UAL Corp.* (a)	58,100	285,852
US Airways Group, Inc.*	47,900	181,541

		2,207,037

Auto Components 0.4%
American Axle & Manufacturing Holdings, Inc.	21,345	21,345
Amerigon, Inc.*	9,400	53,110
ArvinMeritor, Inc.	31,179	38,662
Cooper Tire & Rubber Co.	24,768	204,831
Dana Holding Corp.*	33,200	26,228
Dorman Products, Inc.*	4,500	48,150
Drew Industries, Inc.*	8,298	118,496
Exide Technologies*	31,700	172,131
Fuel Systems Solutions, Inc.* (a)	5,100	77,877
Hayes Lemmerz International, Inc.*	32,800	5,543
Lear Corp.*	26,390	21,112
Modine Manufacturing Co.	14,140	54,015
QUANTUM Fuel Systems Technologies Worldwide, Inc.* (a)	28,400	20,448
Raser Technologies, Inc.* (a)	21,700	84,847
Spartan Motors, Inc.	13,700	110,559
Stoneridge, Inc.*	6,300	14,553
Superior Industries International, Inc.	9,685	146,050
Tenneco, Inc.*	19,770	60,496
Wonder Auto Technology, Inc.*	6,200	41,726

		1,320,179

Automobiles 0.0%
Winnebago Industries	12,253	107,949

Beverages 0.1%
Boston Beer Co., Inc., Class A*	3,555	94,563
Coca-Cola Bottling Co. Consolidated	1,700	88,604
National Beverage Corp.*	4,332	45,616

		228,783

Biotechnology 4.4%
Acadia Pharmaceuticals, Inc.*	14,200	14,058
Acorda Therapeutics, Inc.*	15,500	307,365
Affymax, Inc.*	4,900	86,926
Alexion Pharmaceuticals, Inc.*	34,238	1,144,234
Alkermes, Inc.*	40,057	306,436
Allos Therapeutics, Inc.*	22,300	136,699
Alnylam Pharmaceuticals, Inc.* (a)	14,900	273,713
Amicus Therapeutics, Inc.*	2,000	17,900
Arena Pharmaceuticals, Inc.*	31,100	87,391
ARIAD Pharmaceuticals, Inc.*	36,414	54,621
Arqule, Inc.*	16,600	73,870
Array BioPharma, Inc.*	19,500	57,135
Celera Corp.*	33,573	271,606
Cell Genesys, Inc.*	29,817	16,698
Celldex Therapeutics, Inc.*	6,100	52,826
Cepheid, Inc.* (a)	23,890	231,733
Cougar Biotechnology, Inc.*	6,100	213,012
Cubist Pharmaceuticals, Inc.*	23,620	392,092
Cytokinetics, Inc.*	17,000	31,620
Cytori Therapeutics, Inc.*	11,900	21,301
Dendreon Corp.* (a)	41,278	875,094
Dyax Corp.*	23,500	46,060
Emergent Biosolutions, Inc.*	5,700	61,047

114 Semiannual Report 2009

Common Stocks (continued)
	Shares	Market Value

Biotechnology (continued)

Enzon Pharmaceuticals, Inc.*	18,805	$108,129
Facet Biotech Corp.*	9,860	92,191
Genomic Health, Inc.*	5,900	132,750
Geron Corp.* (a)	36,217	186,155
GTx, Inc.* (a)	7,800	76,674
Halozyme Therapeutics, Inc.*	24,900	157,368
Human Genome Sciences, Inc.*	58,365	127,819
Idenix Pharmaceuticals, Inc.*	10,315	38,165
Idera Pharmaceuticals, Inc.*	8,500	51,085
ImmunoGen, Inc.*	21,300	148,035
Immunomedics, Inc.*	26,900	31,204
Incyte Corp Ltd.*	32,129	75,824
InterMune, Inc.*	14,683	198,808
Isis Pharmaceuticals, Inc.*	37,880	593,958
Lexicon Pharmaceuticals, Inc.*	33,000	36,300
Ligand Pharmaceuticals, Inc., Class B*	42,900	128,271
MannKind Corp.* (a)	21,700	88,753
Marshall Edwards, Inc.*	4,500	2,475
Martek Biosciences Corp.	13,805	251,527
Maxygen, Inc.*	10,409	60,893
Medarex, Inc.*	53,542	316,969
Medivation, Inc.* (a)	10,400	201,032
Metabolix, Inc.*	8,000	63,200
Molecular Insight Pharmaceuticals, Inc.* (a)	8,000	29,760
Momenta Pharmaceuticals, Inc.*	11,100	124,320
Myriad Genetics, Inc.*	37,388	1,450,281
Nabi Biopharmaceuticals*	21,251	73,103
Nanosphere, Inc.*	6,100	21,350
Neurocrine Biosciences, Inc.*	16,235	53,575
Novavax, Inc.* (a)	25,100	61,244
NPS Pharmaceuticals, Inc.*	19,900	68,854
Onyx Pharmaceuticals, Inc.*	23,340	604,506
Opko Health, Inc.* (a)	19,800	23,364
Orexigen Therapeutics, Inc.*	8,500	24,140
OSI Pharmaceuticals, Inc.*	24,000	805,680
Osiris Therapeutics, Inc.* (a)	6,100	77,287
PDL BioPharma, Inc.	50,000	357,500
Pharmasset, Inc.*	8,600	77,400
Progenics Pharmaceuticals, Inc.*	11,200	61,376
Protalix BioTherapeutics, Inc.*	4,450	12,994
Regeneron Pharmaceuticals, Inc.*	25,977	344,455
Repligen Corp.*	12,800	54,400
Rexahn Pharmaceuticals, Inc.*	8,400	5,460
Rigel Pharmaceuticals, Inc.*	15,374	102,083
Sangamo BioSciences, Inc.* (a)	15,400	65,450
Savient Pharmaceuticals, Inc.*	23,552	124,355
Seattle Genetics, Inc.*	27,400	252,902
Synta Pharmaceuticals Corp.* (a)	7,700	25,025
Targacept, Inc.*	7,500	26,925
Theravance, Inc.* (a)	21,700	310,961
United Therapeutics Corp.*	11,112	697,945
XOMA Ltd.*	48,600	26,244
Zymogenetics, Inc.*	15,754	55,139

		13,959,100

Building Products 0.6%
AAON, Inc.	5,650	110,062
American Woodmark Corp.	4,435	91,804
Ameron International Corp.	3,800	224,846
Apogee Enterprises, Inc.	12,150	162,810
Builders FirstSource, Inc.* (a)	6,700	22,177
China Architectural Engineering, Inc.* (a)	8,000	12,400
Gibraltar Industries, Inc.	11,378	76,233
Griffon Corp.*	22,524	195,283
Insteel Industries, Inc.	7,200	53,640
NCI Building Systems, Inc.*	8,394	33,156
Quanex Building Products Corp.	15,575	159,644
Simpson Manufacturing Co., Inc.	15,618	347,657
Trex Co., Inc.* (a)	6,400	70,080
Universal Forest Products, Inc.	7,006	235,121

		1,794,913

Capital Markets 1.8%
Apollo Investment Corp.	59,682	286,474
Ares Capital Corp.	40,749	239,197
BGC Partners, Inc., Class A	14,211	36,807
BlackRock Kelso Capital Corp.*	5,586	32,566
Broadpoint Securities Group, Inc.*	10,500	45,255
Calamos Asset Management, Inc., Class A	8,500	96,985
Capital Southwest Corp.	1,315	102,254
Cohen & Steers, Inc. (a)	7,050	103,776
Diamond Hill Investment Group, Inc.	800	32,048
Epoch Holding Corp.	4,600	33,902
Evercore Partners, Inc., Class A	4,200	79,296
FBR Capital Markets Corp.*	10,900	45,235
FCStone Group, Inc.*	9,700	29,973
GAMCO Investors, Inc., Class A	3,168	158,875
GFI Group, Inc.	27,840	113,587
Gladstone Capital Corp.	8,928	59,907
Gladstone Investment Corp.	9,100	33,124
Greenhill & Co., Inc.	7,600	589,228
Harris & Harris Group, Inc.* (a)	10,700	51,788
Hercules Technology Growth Capital, Inc.	14,639	87,980
International Assets Holding Corp.*	1,800	21,744
KBW, Inc.* (a)	11,500	278,185
Knight Capital Group, Inc., Class A*	38,475	595,978
Kohlberg Capital Corp.	7,400	26,344
LaBranche & Co., Inc.*	20,906	87,387
Ladenburg Thalmann Financial Services, Inc.*	30,900	22,248
MCG Capital Corp.	32,098	56,492

2009 Semiannual Report 115

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Capital Markets (continued)

MVC Capital, Inc.	10,200	$87,312
NGP Capital Resources Co.	9,163	64,324
optionsXpress Holdings, Inc.	17,800	292,988
Patriot Capital Funding, Inc.	8,900	20,114
PennantPark Investment Corp.	8,719	47,867
Penson Worldwide, Inc.*	6,900	69,966
Piper Jaffray Cos.*	8,279	287,033
Prospect Capital Corp.	12,500	113,375
Pzena Investment Management, Inc., Class A	2,300	10,925
Riskmetrics Group, Inc.*	9,000	156,510
Sanders Morris Harris Group, Inc.	7,953	35,948
Stifel Financial Corp.*	11,349	558,711
SWS Group, Inc.	10,225	130,778
Teton Advisors, Inc.* (b)	46	0
thinkorswim Group, Inc.*	20,790	197,505
Thomas Weisel Partners Group, Inc.*	8,230	37,200
TradeStation Group, Inc.*	13,500	109,485
US Global Investors, Inc., Class A	5,300	29,256
Virtus Investment Partners, Inc.*	2,483	28,182
Westwood Holdings Group, Inc.	2,200	86,834

		5,710,948

Chemicals 1.7%
A. Schulman, Inc.	11,408	178,991
American Vanguard Corp.	7,933	101,463
Arch Chemicals, Inc.	10,450	252,681
Balchem Corp.	7,565	188,293
Calgon Carbon Corp.*	22,648	384,563
Ferro Corp.	18,617	51,569
Flotek Industries, Inc.* (a)	10,600	21,942
GenTek, Inc.*	3,700	70,633
H.B. Fuller Co.	20,300	358,498
ICO, Inc.*	11,500	28,405
Innophos Holdings, Inc.	4,300	63,769
Innospec, Inc.	9,944	78,160
Koppers Holdings, Inc.	8,800	166,848
Landec Corp.*	9,800	66,248
LSB Industries, Inc.*	7,300	87,454
Minerals Technologies, Inc.	7,935	295,103
NewMarket Corp.	5,675	357,525
NL Industries, Inc.	2,828	34,247
Olin Corp.	30,898	389,315
OM Group, Inc.*	12,800	356,608
Penford Corp.	4,800	21,456
PolyOne Corp.*	39,288	107,649
Quaker Chemical Corp.	4,600	53,820
Rockwood Holdings, Inc.*	17,500	215,250
Sensient Technologies Corp.	20,154	471,200
ShengdaTech, Inc.* (a)	12,800	46,336
Solutia, Inc.*	39,200	147,392
Spartech Corp.	12,988	51,043
Stepan Co.	2,700	106,839
W.R. Grace & Co.*	30,300	267,549
Westlake Chemical Corp. (a)	8,100	151,470
Zep, Inc.	8,775	118,726
Zoltek Cos., Inc.* (a)	11,600	91,292

		5,382,337

Commercial Banks 5.9%
1st Source Corp.	6,140	120,590
Amcore Financial, Inc.	8,701	12,790
Ameris Bancorp	5,628	36,863
Ames National Corp.	2,600	56,368
Arrow Financial Corp.	3,800	100,624
Bancfirst Corp.	3,100	132,370
Banco Latinoamericano de Exportaciones SA	11,500	141,450
BancTrust Financial Group, Inc. (a)	7,300	48,034
Bank of the Ozarks, Inc.	5,216	129,513
Banner Corp. (a)	6,387	29,636
Boston Private Financial Holdings, Inc.	22,965	105,869
Bryn Mawr Bank Corp.	2,900	56,927
Camden National Corp.	3,200	92,800
Capital City Bank Group, Inc. (a)	4,937	74,253
Capitol Bancorp Ltd. (a)	6,085	22,271
Cardinal Financial Corp.	9,900	77,715
Cascade Bancorp (a)	9,618	15,966
Cathay General Bancorp (a)	20,713	232,400
Centerstate Banks of Florida, Inc.	3,800	45,638
Central Pacific Financial Corp.	12,105	70,935
Chemical Financial Corp.	9,971	212,881
Citizens & Northern Corp.	3,700	73,371
Citizens Republic Bancorp, Inc.*	53,101	89,210
City Bank (a)	5,855	18,326
City Holding Co.	6,762	199,411
CoBiz Financial, Inc. (a)	7,974	46,807
Colonial BancGroup, Inc. (The)(a)	75,100	57,076
Columbia Banking System, Inc.	7,609	75,329
Community Bank System, Inc.	13,709	225,513
Community Trust Bancorp, Inc.	6,311	190,971
CVB Financial Corp. (a)	27,840	167,318
East West Bancorp, Inc.	26,700	182,361
Encore Bancshares, Inc.*	2,600	23,764
Enterprise Financial Services Corp.	4,600	45,310
Farmers Capital Bank Corp.	2,600	55,172
Financial Institutions, Inc.	4,700	69,795
First Bancorp, Inc.	3,600	62,820
First Bancorp, North Carolina	5,864	71,365
First Bancorp, Puerto Rico	29,910	164,804
First Busey Corp. (a)	10,650	83,390
First Commonwealth Financial Corp.	35,666	309,224
First Community Bancshares, Inc.	4,020	58,089
First Financial Bancorp	15,746	169,899
First Financial Bankshares, Inc.	8,674	427,455
First Financial Corp.	4,594	170,437

116 Semiannual Report 2009

Common Stocks (continued)
	Shares	Market Value

Commercial Banks (continued)

First Merchants Corp.	9,255	$112,541
First Midwest Bancorp, Inc.	20,352	180,319
First South Bancorp, Inc. (a)	3,360	38,842
FirstMerit Corp.	33,900	657,999
FNB Corp.	36,123	271,645
Frontier Financial Corp. (a)	20,114	28,562
Glacier Bancorp, Inc.	25,463	390,093
Green Bankshares, Inc. (a)	5,540	47,090
Guaranty Bancorp*	22,300	49,506
Hancock Holding Co.	10,792	408,693
Hanmi Financial Corp.	15,928	24,688
Harleysville National Corp.	17,975	157,641
Heartland Financial USA, Inc. (a)	5,350	79,073
Heritage Commerce Corp.	4,300	34,744
Home Bancshares, Inc.	5,556	122,510
IBERIABANK Corp.	6,725	307,198
Independent Bank Corp.	8,710	173,852
Integra Bank Corp.	8,898	19,220
International Bancshares Corp. (a)	21,420	289,384
Investors Bancorp, Inc.*	18,500	169,460
Lakeland Bancorp, Inc.	8,236	70,088
Lakeland Financial Corp.	5,000	93,850
MainSource Financial Group, Inc.	8,537	73,930
MB Financial, Inc.	14,581	198,739
Midwest Banc Holdings, Inc. (a)	9,340	15,131
Nara Bancorp, Inc.	9,654	35,816
National Penn Bancshares, Inc.	33,371	269,971
NBT Bancorp, Inc.	13,574	321,432
Northfield Bancorp, Inc.	8,000	90,400
Old National Bancorp	27,840	379,459
Old Second Bancorp, Inc. (a)	5,784	31,234
Oriental Financial Group, Inc.	10,304	95,724
Pacific Capital Bancorp NA	19,411	134,712
Pacific Continental Corp.	4,400	50,512
PacWest Bancorp	11,717	170,717
Park National Corp.	4,641	310,715
Peapack Gladstone Financial Corp.	3,400	64,464
Pennsylvania Commerce Bancorp, Inc.*	2,100	46,410
Peoples Bancorp, Inc.	4,335	71,831
Pinnacle Financial Partners, Inc.*	10,000	178,400
PremierWest Bancorp	8,505	32,404
PrivateBancorp, Inc.	9,002	182,291
Prosperity Bancshares, Inc.	15,770	437,933
Provident Bankshares Corp.	12,523	110,077
Renasant Corp.	8,793	123,981
Republic Bancorp, Inc., Class A	3,868	86,024
S&T Bancorp, Inc. (a)	10,001	178,718
Sandy Spring Bancorp, Inc.	6,956	113,035
Santander BanCorp.	1,842	12,341
SCBT Financial Corp.	4,728	109,075
Seacoast Banking Corp. of Florida (a)	6,125	25,848
Shore Bancshares, Inc.	3,500	67,865
Sierra Bancorp	3,200	38,432
Signature Bank*	14,813	402,765
Simmons First National Corp., Class A	5,843	151,509
Smithtown Bancorp, Inc. (a)	3,700	49,580
South Financial Group, Inc. (The)	35,900	59,594
Southside Bancshares, Inc.	5,187	110,483
Southwest Bancorp, Inc.	6,000	41,100
State Bancorp, Inc.	5,900	48,616
StellarOne Corp.	9,300	119,691
Sterling Bancorp	7,626	87,241
Sterling Bancshares, Inc.	30,742	204,434
Sterling Financial Corp. (a)	22,524	71,852
Suffolk Bancorp	3,983	101,965
Sun Bancorp, Inc.*	6,491	42,711
Susquehanna Bancshares, Inc.	36,033	290,426
SVB Financial Group*	12,545	260,434
SY Bancorp, Inc.	5,530	139,467
Texas Capital Bancshares, Inc.*	11,620	162,680
Tompkins Financial Corp.	2,462	103,773
TowneBank	8,700	149,901
Trico Bancshares	5,824	93,184
Trustmark Corp. (a)	20,820	452,627
UCBH Holdings, Inc. (a)	49,475	63,328
UMB Financial Corp.	13,070	598,214
Umpqua Holdings Corp. (a)	25,278	242,416
Union Bankshares Corp.	5,495	93,910
United Bankshares, Inc. (a)	15,865	411,538
United Community Banks, Inc. (a)	17,299	111,579
United Security Bancshares	3,590	25,988
Univest Corp. of Pennsylvania	5,280	110,194
W Holding Co., Inc. (a)	975	22,591
Washington Trust Bancorp, Inc.	5,740	104,755
WesBanco, Inc.	11,200	222,768
West Bancorporation, Inc.	7,200	63,360
West Coast Bancorp	6,800	19,176
Westamerica Bancorporation (a)	11,912	638,841
Western Alliance Bancorp*	9,100	59,241
Wilshire Bancorp, Inc.	7,896	31,900
Wintrust Financial Corp.	9,897	168,249
Yadkin Valley Financial Corp. (a)	5,400	44,280

		18,814,090

Commercial Services & Supplies 2.6%
ABM Industries, Inc.	18,378	321,983
ACCO Brands Corp.*	23,100	48,279
American Ecology Corp.	6,800	112,336
American Reprographics Co.*	15,400	99,330
AMREP Corp.*	700	13,013
ATC Technology Corp.*	8,736	138,815
Bowne & Co., Inc.	11,506	58,796
Casella Waste Systems, Inc., Class A*	9,737	20,058
Cenveo, Inc.*	20,250	95,580
Clean Harbors, Inc.*	8,300	415,830

2009 Semiannual Report 117

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Commercial Services & Supplies (continued)

Comfort Systems USA, Inc.	16,875	$182,081
Consolidated Graphics, Inc.*	4,214	81,836
Cornell Cos., Inc.*	4,700	85,446
Courier Corp.	4,350	68,208
Deluxe Corp.	21,600	313,200
EnergySolutions, Inc.	14,000	135,800
EnerNOC, Inc.*	4,100	71,627
Ennis, Inc.	10,800	97,200
Fuel Tech, Inc.* (a)	8,000	104,880
G&K Services, Inc.	8,022	200,309
Geo Group, Inc. (The)*	21,344	354,951
GeoEye, Inc.*	7,600	189,164
Healthcare Services Group, Inc.	17,450	312,006
Herman Miller, Inc.	23,600	350,932
HNI Corp.	18,700	289,850
ICT Group, Inc.*	3,700	26,196
Innerworkings, Inc.*	13,000	65,650
Interface, Inc., Class A	22,455	130,014
Kimball International, Inc., Class B	13,148	72,182
Knoll, Inc.	20,400	144,432
M&F Worldwide Corp.*	4,900	78,155
McGrath Rentcorp	9,906	209,413
Metalico, Inc.* (a)	10,400	23,920
Mine Safety Appliances Co.	12,987	320,130
Mobile Mini, Inc.*	14,529	199,047
Multi-Color Corp.	4,450	52,821
PRG-Schultz International, Inc.*	6,200	18,352
Protection One, Inc.*	1,500	4,605
Rollins, Inc.	17,491	314,838
Schawk, Inc.	6,145	44,183
Standard Parking Corp.*	3,400	51,816
Standard Register Co. (The)	6,051	31,586
SYKES Enterprises, Inc.*	13,867	272,625
Team, Inc.*	7,800	112,086
TETRA Tech, Inc.*	24,707	606,804
United Stationers, Inc.*	9,801	320,787
Viad Corp.	8,685	165,710
Waste Connections, Inc.*	32,634	841,304
Waste Services, Inc.*	9,999	53,995

		8,322,161

Communications Equipment 3.1%
3Com Corp.*	169,090	684,815
Acme Packet, Inc.*	10,500	80,955
ADTRAN, Inc.	23,605	499,246
Airvana, Inc.*	8,600	48,934
Anaren, Inc.*	5,993	77,969
Arris Group, Inc.*	51,375	548,171
Aruba Networks, Inc.*	22,000	103,180
Avocent Corp.*	18,800	271,472
Bel Fuse, Inc., Class B	4,949	80,075
BigBand Networks, Inc.*	13,800	80,868
Black Box Corp.	7,377	201,908
Blue Coat Systems, Inc.*	13,890	184,181
Cogo Group, Inc.*	9,800	80,164
Comtech Telecommunications Corp.*	11,770	393,942
DG FastChannel, Inc.*	7,500	174,975
Digi International, Inc.*	10,900	79,243
EMS Technologies, Inc.*	6,600	125,730
Emulex Corp.*	35,440	371,057
Extreme Networks*	37,262	65,581
Finisar Corp.*	127,623	84,231
Globecomm Systems, Inc.*	8,400	57,120
Harmonic, Inc.*	39,484	289,418
Harris Stratex Networks, Inc., Class A*	10,750	43,215
Hughes Communications, Inc.*	3,000	57,510
Infinera Corp.*	38,900	328,316
InterDigital, Inc.*	19,050	501,396
Ixia*	17,936	103,311
Loral Space & Communications, Inc.*	4,900	114,415
MRV Communications, Inc.*	46,495	21,388
Netgear, Inc.*	14,830	237,428
Nextwave Wireless, Inc.*	17,000	3,230
Oclaro, Inc.*	67,529	66,854
Oplink Communications, Inc.*	8,456	93,354
Opnext, Inc.*	11,500	29,095
Orbcomm, Inc.* (a)	13,200	16,896
Palm, Inc.* (a)	56,585	593,577
ParkerVision, Inc.* (a)	9,600	26,880
PC-Tel, Inc.	8,000	38,960
Plantronics, Inc.	20,541	261,692
Polycom, Inc.*	36,700	684,088
Powerwave Technologies, Inc.*	45,305	38,509
Riverbed Technology, Inc.*	23,500	430,520
Seachange International, Inc.*	13,000	81,510
ShoreTel, Inc.*	17,800	88,822
Sonus Networks, Inc.*	85,650	148,175
Starent Networks Corp.*	12,500	246,625
Sycamore Networks, Inc.*	80,318	236,938
Symmetricom, Inc.*	18,885	94,047
Tekelec*	27,410	424,855
UTStarcom, Inc.*	45,425	53,147
ViaSat, Inc.*	10,623	244,223

		9,892,211

Computers & Peripherals 0.9%
3PAR, Inc.*	11,200	85,792
Adaptec, Inc.*	50,830	145,374
Avid Technology, Inc.*	12,700	140,589
Compellent Technologies, Inc.*	5,800	64,728
Cray, Inc.*	13,900	58,380
Data Domain, Inc.* (a)	14,600	242,068
Electronics for Imaging, Inc.*	22,333	219,310
Hutchinson Technology, Inc.*	9,996	19,192
Hypercom Corp.*	22,030	23,792
Imation Corp.	12,600	126,000

118 Semiannual Report 2009

Common Stocks (continued)
	Shares	Market Value

Computers & Peripherals (continued)

Immersion Corp.*	12,300	$51,291
Intermec, Inc.*	25,791	311,555
Intevac, Inc.*	9,200	63,388
Isilon Systems, Inc.*	10,500	26,985
Netezza Corp.*	16,600	134,294
Novatel Wireless, Inc.*	13,304	91,133
Presstek, Inc.*	11,400	22,002
Quantum Corp.*	78,202	82,112
Rackable Systems, Inc.*	12,545	57,205
Rimage Corp.*	4,000	58,880
STEC, Inc.*	12,900	123,840
Stratasys, Inc.*	8,700	81,432
Super Micro Computer, Inc.*	9,700	50,634
Synaptics, Inc.* (a)	14,235	462,353

		2,742,329

Construction & Engineering 0.9%
Dycom Industries, Inc.*	16,896	142,264
EMCOR Group, Inc.*	28,420	590,852
Furmanite Corp.*	15,400	60,984
Granite Construction, Inc.	13,905	548,552
Great Lakes Dredge & Dock Corp.	16,400	64,944
Insituform Technologies, Inc., Class A*	15,482	237,339
Integrated Electrical Services, Inc.*	3,200	30,752
Layne Christensen Co.*	8,040	174,146
MasTec, Inc.*	20,246	253,278
Michael Baker Corp.*	3,100	104,160
Northwest Pipe Co.*	3,800	144,134
Orion Marine Group, Inc.*	8,900	133,322
Perini Corp.*	20,383	352,626
Pike Electric Corp.*	7,100	73,698
Sterling Construction Co., Inc.*	4,900	91,973

		3,003,024

Construction Materials 0.1%
Headwaters, Inc.*	17,744	44,715
Texas Industries, Inc. (a)	9,758	312,061
U.S. Concrete, Inc.*	16,500	32,670
United States Lime & Minerals, Inc.*	700	27,125

		416,571

Consumer Finance 0.4%
Advance America Cash Advance Centers, Inc.	17,780	71,120
Advanta Corp., Class B	14,432	16,886
Cardtronics, Inc.*	5,500	13,475
Cash America International, Inc.	12,254	274,000
CompuCredit Corp.* (a)	6,951	22,243
Credit Acceptance Corp.* (a)	2,368	54,440
Dollar Financial Corp.*	10,200	103,020
EZCORP, Inc., Class A*	18,900	234,171
First Cash Financial Services, Inc.*	8,305	136,534
First Marblehead Corp. (The)*	29,300	56,256
Nelnet, Inc., Class A*	7,400	44,622
World Acceptance Corp.*	6,834	202,833

		1,229,600

Containers & Packaging 0.4%
AEP Industries, Inc.*	2,200	44,726
Boise, Inc.*	11,600	9,976
BWAY Holding Co.*	3,000	27,960
Graphic Packaging Holding Co.*	55,200	94,944
Myers Industries, Inc.	11,900	119,357
Rock-Tenn Co., Class A	16,033	605,406
Silgan Holdings, Inc.	10,596	492,608

		1,394,977

Distributors 0.0%
Audiovox Corp., Class A*	7,388	41,077
Core-Mark Holding Co., Inc.*	4,000	76,680

		117,757

Diversified Consumer Services 1.1%
American Public Education, Inc.*	4,600	165,600
Capella Education Co.*	6,000	308,280
Coinstar, Inc.*	12,138	431,991
Corinthian Colleges, Inc.*	35,700	549,780
Grand Canyon Education, Inc.*	4,400	71,940
Jackson Hewitt Tax Service, Inc.	12,000	58,680
K12, Inc.*	2,700	47,466
Learning Tree International, Inc.*	3,700	30,414
Lincoln Educational Services Corp.*	1,800	29,862
Matthews International Corp., Class A	13,132	411,294
Pre-Paid Legal Services, Inc.* (a)	3,350	123,381
Princeton Review, Inc.*	5,500	23,870
Regis Corp.	17,875	342,128
Sotheby’s (a)	28,298	328,540
Steiner Leisure Ltd.*	6,300	199,332
Stewart Enterprises, Inc., Class A	35,172	122,750
Universal Technical Institute, Inc.*	9,068	129,128

		3,374,436

Diversified Financial Services 0.6%
Ampal American Israel, Class A*	8,200	19,188
Asset Acceptance Capital Corp.*	6,345	52,600
Compass Diversified Holdings	10,000	89,400
Encore Capital Group, Inc.*	5,700	49,818
Fifth Street Finance Corp.	4,200	31,500
Financial Federal Corp.	10,723	263,893
Interactive Brokers Group, Inc., Class A*	16,600	244,850
Life Partners Holdings, Inc. (a)	3,100	58,032
MarketAxess Holdings, Inc.*	12,700	121,793
Medallion Financial Corp.	6,100	44,957
NewStar Financial, Inc.*	10,200	23,154
PHH Corp.*	22,720	381,242

2009 Semiannual Report 119

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Diversified Financial Services (continued)

Pico Holdings, Inc.*	6,800	$204,000
Portfolio Recovery Associates, Inc.* (a)	6,422	224,577
Primus Guaranty Ltd.*	8,900	18,156
Resource America, Inc., Class A	4,105	20,361

		1,847,521

Diversified Telecommunication Services 0.9%
Alaska Communications Systems Group, Inc.	18,200	109,746
Atlantic Tele-Network, Inc.	3,900	86,112
Cbeyond, Inc.*	10,075	205,329
Cincinnati Bell, Inc.*	96,679	269,734
Cogent Communications Group, Inc.*	18,700	157,828
Consolidated Communications Holdings, Inc.	9,798	110,228
FairPoint Communications, Inc.	36,568	38,031
General Communication, Inc., Class A*	19,048	145,908
Global Crossing Ltd.*	11,000	79,860
Globalstar, Inc.*	16,100	10,465
iBasis, Inc.*	10,200	10,710
IDT Corp., Class B*	7,878	10,714
Iowa Telecommunications Services, Inc.	13,500	177,930
Neutral Tandem, Inc.*	7,000	200,200
NTELOS Holdings Corp.	12,560	200,709
PAETEC Holding Corp.*	52,100	159,947
Premiere Global Services, Inc.*	25,975	273,776
Shenandoah Telecommunications Co.	9,683	190,077
tw telecom, Inc.*	61,664	566,692
Vonage Holdings Corp.*	16,600	6,308

		3,010,304

Electric Utilities 1.5%
Allete, Inc.	11,660	303,626
Central Vermont Public Service Corp.	4,900	84,084
Cleco Corp.	25,232	532,143
El Paso Electric Co.*	18,831	259,868
Empire District Electric Co. (The)	14,176	212,215
IDACORP, Inc.	18,214	436,590
ITC Holdings Corp.	20,700	901,071
MGE Energy, Inc.	9,323	286,030
Portland General Electric Co.	30,500	557,235
UIL Holdings Corp.	10,613	245,054
UniSource Energy Corp.	14,464	380,692
Westar Energy, Inc.	42,900	752,037

		4,950,645

Electrical Equipment 2.0%
A.O. Smith Corp.	8,409	261,436
Acuity Brands, Inc.	16,551	475,676
Advanced Battery Technologies, Inc.*	18,200	50,050
Akeena Solar, Inc.* (a)	8,800	9,768
American Superconductor Corp.* (a)	17,636	453,245
AZZ, Inc.*	5,100	157,743
Baldor Electric Co.	19,379	449,593
Beacon Power Corp.*	30,700	26,095
Belden, Inc.	19,552	315,178
Brady Corp., Class A	21,089	444,345
Capstone Turbine Corp.* (a)	51,700	41,360
China BAK Battery, Inc.*	13,700	29,181
Coleman Cable, Inc.*	3,400	8,466
Encore Wire Corp.	7,646	166,989
Ener1, Inc.* (a)	17,000	100,130
Energy Conversion Devices, Inc.* (a)	18,885	347,106
EnerSys*	11,585	197,524
Evergreen Solar, Inc.* (a)	60,310	146,553
Franklin Electric Co., Inc.	9,591	227,211
FuelCell Energy, Inc.*	29,443	93,629
Fushi Copperweld, Inc.*	6,100	30,988
GrafTech International Ltd.*	50,116	440,520
GT Solar International, Inc.*	12,800	90,752
Harbin Electric, Inc.*	3,000	23,940
II-VI, Inc.*	10,284	246,507
LaBarge, Inc.*	5,000	41,250
LSI Industries, Inc.	7,975	44,740
Medis Technologies Ltd.*	12,177	4,384
Microvision, Inc.* (a)	29,700	55,242
Orion Energy Systems, Inc.*	3,700	15,725
Plug Power, Inc.*	39,000	38,610
Polypore International, Inc.*	6,500	49,010
Powell Industries, Inc.*	3,069	110,453
Power-One, Inc.*	30,800	37,268
PowerSecure International, Inc.*	7,100	29,394
Preformed Line Products Co.	1,100	40,810
Regal-Beloit Corp.	13,536	549,968
Ultralife Corp.*	5,300	37,895
Valence Technology, Inc.* (a)	23,100	51,744
Vicor Corp.	7,988	42,895
Woodward Governor Co.	24,600	491,016

		6,474,389

Electronic Equipment & Instruments 1.9%
Agilysys, Inc.	9,785	59,004
Anixter International, Inc.*	12,485	496,653
Benchmark Electronics, Inc.*	28,265	342,854
Brightpoint, Inc.*	20,960	109,202
Checkpoint Systems, Inc.*	16,708	203,002
China Security & Surveillance Technology, Inc.* (a)	13,200	89,496
Cogent, Inc.*	17,200	195,048
Cognex Corp.	16,579	233,267
Coherent, Inc.*	9,900	188,100
Comverge, Inc.* (a)	9,400	72,098
CPI International, Inc.*	4,000	43,800
CTS Corp.	14,237	86,419

120 Semiannual Report 2009

Common Stocks (continued)
	Shares	Market Value

Electronic Equipment & Instruments (continued)

Daktronics, Inc.	13,772	$124,499
DTS, Inc.*	7,512	200,195
Echelon Corp.* (a)	12,487	99,396
Electro Rent Corp.	8,600	82,302
Electro Scientific Industries, Inc.*	11,454	98,504
Elixir Gaming Technologies, Inc.*	25,900	2,849
FARO Technologies, Inc.*	7,000	106,120
Gerber Scientific, Inc.*	9,800	38,710
ICx Technologies, Inc.*	5,700	21,318
Insight Enterprises, Inc.*	19,762	113,039
IPG Photonics Corp.*	8,100	90,477
L-1 Identity Solutions, Inc.*	30,348	222,147
Littelfuse, Inc.*	9,166	150,231
Maxwell Technologies, Inc.*	8,500	87,040
Measurement Specialties, Inc.*	6,131	41,629
Mercury Computer Systems, Inc.*	9,353	75,946
Methode Electronics, Inc.	16,000	96,320
MTS Systems Corp.	7,356	155,432
Multi-Fineline Electronix, Inc.*	3,700	74,259
Newport Corp.*	15,145	75,574
OSI Systems, Inc.*	6,576	123,300
Park Electrochemical Corp.	8,563	176,398
PC Connection, Inc.*	4,000	19,800
PC Mall, Inc.*	4,600	29,440
Plexus Corp.*	16,704	369,994
RadiSys Corp.*	9,460	67,828
Rofin-Sinar Technologies, Inc.*	12,484	266,034
Rogers Corp.*	7,053	179,499
Sanmina-SCI Corp.*	184,600	103,376
ScanSource, Inc.*	11,020	272,304
Smart Modular Technologies WWH, Inc.*	18,900	46,494
SYNNEX Corp.*	7,300	157,169
Technitrol, Inc.	17,331	70,537
TTM Technologies, Inc.*	17,971	133,345
Universal Display Corp.* (a)	12,200	137,738
Zygo Corp.*	4,900	24,598

		6,252,784

Energy Equipment & Services 1.2%
Allis-Chalmers Energy, Inc.*	12,000	23,160
Basic Energy Services, Inc.*	17,300	176,460
Bolt Technology Corp.*	3,600	36,612
Bristow Group, Inc.*	10,200	232,152
Bronco Drilling Co., Inc.*	11,100	60,939
Cal Dive International, Inc.*	18,612	147,407
CARBO Ceramics, Inc.(a)	8,599	264,075
Complete Production Services, Inc.*	20,200	134,936
Dawson Geophysical Co.*	3,300	64,878
Dril-Quip, Inc.*	12,996	446,803
ENGlobal Corp.*	11,200	64,624
Geokinetics, Inc.*	1,700	8,007
Gulf Island Fabrication, Inc.	5,187	67,120
Gulfmark Offshore, Inc.*	9,440	253,747
Hornbeck Offshore Services, Inc.*	9,710	225,563
ION Geophysical Corp.*	37,686	94,215
Lufkin Industries, Inc.	6,164	215,124
Matrix Service Co.*	10,900	104,422
Mitcham Industries, Inc.*	4,100	18,450
NATCO Group, Inc., Class A*	8,400	202,104
Natural Gas Services Group, Inc.*	5,100	50,898
Newpark Resources*	37,784	105,795
OYO Geospace Corp.*	1,700	27,030
Parker Drilling Co.*	47,512	131,133
PHI, Inc., Non-Voting Shares*	5,800	65,656
Pioneer Drilling Co.*	20,945	104,725
RPC, Inc.	12,251	131,086
SulphCo, Inc.* (a)	16,300	14,670
Superior Well Services, Inc.*	7,000	74,900
T-3 Energy Services, Inc.*	5,300	71,179
Trico Marine Services, Inc.* (a)	5,500	21,340
Union Drilling, Inc.*	5,800	34,742
Willbros Group, Inc.*	16,300	186,798

		3,860,750

Food & Staples Retailing 0.9%
Andersons, Inc. (The)	7,630	122,614
Arden Group, Inc., Class A	368	43,056
Casey’s General Stores, Inc.	21,280	566,261
Great Atlantic & Pacific Tea Co.*	14,856	109,043
Ingles Markets, Inc., Class A	5,152	80,423
Nash Finch Co.	5,335	156,262
Pantry, Inc. (The)*	9,375	221,437
PriceSmart, Inc.	6,100	108,885
Ruddick Corp.	16,989	435,938
Spartan Stores, Inc.	9,200	149,684
Susser Holdings Corp.*	3,300	47,685
United Natural Foods, Inc.*	17,972	409,402
Village Super Market, Inc., Class A	2,600	80,548
Weis Markets, Inc.	4,683	173,224
Winn-Dixie Stores, Inc.*	22,700	260,142

		2,964,604

Food Products 2.0%
AgFeed Industries, Inc.*	10,000	36,600
Alico, Inc. (a)	1,400	37,142
American Dairy, Inc.*	3,000	47,430
B&G Foods, Inc., Class A	8,300	50,796
Cal-Maine Foods, Inc. (a)	5,500	145,585
Calavo Growers, Inc.	4,300	61,103
Chiquita Brands International, Inc.*	18,175	137,585
Darling International, Inc.*	34,200	195,624
Diamond Foods, Inc.	6,700	175,473
Farmer Bros Co.	2,700	53,325
Flowers Foods, Inc.	32,394	748,301
Fresh Del Monte Produce, Inc.*	17,600	255,552

2009 Semiannual Report 121

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Food Products (continued)

Green Mountain Coffee Roasters, Inc.* (a)	7,200	$520,632
Griffin Land & Nurseries, Inc.	1,300	40,469
Hain Celestial Group, Inc. (The)*	16,993	283,613
HQ Sustainable Maritime Industries, Inc.*	2,900	27,057
Imperial Sugar Co.	5,000	32,750
J&J Snack Foods Corp.	5,984	231,940
Lancaster Colony Corp.	8,502	372,387
Lance, Inc.	11,316	262,078
Lifeway Foods, Inc.*	2,000	18,040
Omega Protein Corp.*	7,900	25,201
Ralcorp Holdings, Inc.*	23,223	1,327,427
Reddy Ice Holdings, Inc.	7,815	17,584
Sanderson Farms, Inc.	8,459	337,514
Smart Balance, Inc.*	26,300	184,889
Synutra International, Inc.* (a)	4,300	36,292
Tootsie Roll Industries, Inc.	10,276	250,221
TreeHouse Foods, Inc.*	13,120	348,861
Zhongpin, Inc.*	7,800	68,250

		6,329,721

Health Care Equipment & Supplies 3.2%
Abaxis, Inc.*	9,100	137,592
ABIOMED, Inc.*	14,311	95,454
Accuray, Inc.*	15,200	91,960
Align Technology, Inc.*	25,392	315,115
Alphatec Holdings, Inc.*	10,700	21,935
American Medical Systems Holdings, Inc.*	30,516	377,483
Analogic Corp.	5,584	203,258
AngioDynamics, Inc.*	10,200	129,234
Atrion Corp.	500	44,780
Cantel Medical Corp.*	5,300	74,889
Cardiac Science Corp.*	8,000	23,600
Conceptus, Inc.*	12,700	171,958
CONMED Corp.*	12,029	160,226
CryoLife, Inc.*	11,700	63,531
Cyberonics, Inc.*	9,939	131,592
Cynosure, Inc., Class A*	4,100	25,092
DexCom, Inc.*	17,600	78,848
ev3, Inc.*	29,548	247,021
Exactech, Inc.*	3,200	42,400
Greatbatch, Inc.*	9,620	202,405
Haemonetics Corp.*	10,815	558,378
Hansen Medical, Inc.*	11,000	59,070
I-Flow Corp.*	9,169	45,845
ICU Medical, Inc.*	4,950	186,120
Immucor, Inc.*	29,346	478,046
Insulet Corp.*	8,100	46,575
Integra LifeSciences Holdings Corp.*	7,480	193,134
Invacare Corp.	13,449	206,980
IRIS International, Inc.*	7,500	83,775
Kensey Nash Corp.*	3,082	64,537
Masimo Corp.*	19,300	557,770
Medical Action Industries, Inc.*	6,000	58,200
Meridian Bioscience, Inc.	16,875	293,288
Merit Medical Systems, Inc.*	11,632	180,412
Micrus Endovascular Corp.*	6,400	44,288
Natus Medical, Inc.*	11,600	101,848
Neogen Corp.*	6,100	138,287
NuVasive, Inc.*	14,900	564,710
NxStage Medical, Inc.*	10,700	23,968
OraSure Technologies, Inc.*	19,773	71,578
Orthofix International NV*	7,200	122,760
Orthovita, Inc.*	27,200	79,968
Palomar Medical Technologies, Inc.*	7,735	66,598
Quidel Corp.*	11,800	137,352
RTI Biologics, Inc.*	22,700	80,358
Sirona Dental Systems, Inc.*	7,100	116,156
Somanetics Corp.*	5,100	82,671
SonoSite, Inc.*	7,090	127,904
Spectranetics Corp.*	13,400	52,260
Stereotaxis, Inc.* (a)	12,600	42,084
STERIS Corp.	23,990	578,159
SurModics, Inc.*	6,458	140,139
Symmetry Medical, Inc.*	14,900	108,174
Synovis Life Technologies, Inc.*	4,800	72,864
Thoratec Corp.*	22,867	664,515
TomoTherapy, Inc.*	17,300	44,634
TranS1, Inc.*	5,200	37,856
Vision-Sciences, Inc.*	7,100	8,449
VNUS Medical Technologies, Inc.*	5,500	121,825
Volcano Corp.*	19,800	261,162
West Pharmaceutical Services, Inc.	13,592	443,779
Wright Medical Group, Inc.*	15,652	215,215
Zoll Medical Corp.*	8,812	141,697

		10,341,761

Health Care Providers & Services 2.9%
Air Methods Corp.*	4,500	119,475
Alliance HealthCare Services, Inc.*	10,800	84,996
Almost Family, Inc.*	2,700	66,690
Amedisys, Inc.* (a)	10,955	367,431
AMERIGROUP Corp.*	22,400	669,088
AMN Healthcare Services, Inc.*	14,266	98,293
Amsurg Corp.*	13,178	270,676
Assisted Living Concepts, Inc., Class A*	4,600	91,218
Bio-Reference Labs, Inc.*	4,900	125,783
BMP Sunstone Corp.*	9,600	37,440
Capital Senior Living Corp.*	9,300	36,735
CardioNet, Inc.*	1,900	39,425
Catalyst Health Solutions, Inc.*	13,853	312,385
Centene Corp.*	18,234	334,959
Chemed Corp.	9,345	395,574

122 Semiannual Report 2009

Common Stocks (continued)
	Shares	Market Value

Health Care Providers & Services (continued)

Chindex International, Inc.*	4,700	$38,493
CorVel Corp.*	3,350	75,375
Cross Country Healthcare, Inc.*	12,885	113,517
Emergency Medical Services Corp., Class A*	3,900	135,876
Emeritus Corp.*	8,300	75,032
Ensign Group, Inc. (The)	3,200	49,600
Five Star Quality Care, Inc.*	13,300	22,477
Genoptix, Inc.*	3,500	101,780
Gentiva Health Services, Inc.*	10,649	169,639
Hanger Orthopedic Group, Inc.*	12,900	179,439
HealthSouth Corp.*	36,900	345,753
HealthSpring, Inc.*	20,800	191,984
Healthways, Inc.*	14,746	153,801
HMS Holdings Corp.*	10,500	314,790
inVentiv Health, Inc.*	13,900	154,151
IPC The Hospitalist Co., Inc.*	2,500	45,825
Kindred Healthcare, Inc.*	11,721	152,607
Landauer, Inc.	3,937	208,582
LHC Group, Inc.*	6,200	141,484
Magellan Health Services, Inc.*	15,760	465,866
MedCath Corp.*	6,675	67,551
Molina Healthcare, Inc.*	5,734	124,141
MWI Veterinary Supply, Inc.*	4,300	133,644
National HealthCare Corp.	3,500	138,950
National Research Corp.	500	12,605
NightHawk Radiology Holdings, Inc.*	9,600	34,272
Odyssey HealthCare, Inc.*	13,723	142,170
Owens & Minor, Inc.	16,692	578,879
PharMerica Corp.*	12,809	233,764
Providence Service Corp. (The)*	5,175	50,818
PSS World Medical, Inc.*	25,991	377,389
Psychiatric Solutions, Inc.*	22,644	439,067
RadNet, Inc.* (a)	8,900	13,706
RehabCare Group, Inc.*	7,560	126,252
Res-Care, Inc.*	10,445	167,329
Skilled Healthcare Group, Inc., Class A*	7,400	64,602
Sun Healthcare Group, Inc.*	18,100	153,307
Sunrise Senior Living, Inc.*	18,473	47,106
Triple-S Management Corp., Class B* (a)	5,800	74,356
U.S. Physical Therapy, Inc.*	4,900	57,232
Universal American Corp.*	16,490	170,342
Virtual Radiologic Corp.* (a)	2,700	24,732

		9,418,453

Health Care Technology 0.6%
Allscripts-Misys Healthcare Solutions, Inc.	61,194	760,030
athenahealth, Inc.*	8,700	276,660
Computer Programs & Systems, Inc.	3,860	135,061
Eclipsys Corp.*	22,837	301,448
MedAssets, Inc.*	7,700	132,748
Omnicell, Inc.*	13,100	115,280
Phase Forward, Inc.*	18,000	256,680
Vital Images, Inc.*	6,465	65,491

		2,043,398

Hotels, Restaurants & Leisure 3.0%
AFC Enterprises, Inc.*	10,375	64,429
Ambassadors Group, Inc.	8,000	97,600
Ameristar Casinos, Inc.	10,692	219,400
Bally Technologies, Inc.*	22,957	601,014
BJ’s Restaurants, Inc.*	7,300	120,377
Bluegreen Corp.*	5,000	9,550
Bob Evans Farms, Inc.	13,059	316,681
Buffalo Wild Wings, Inc.* (a)	7,430	290,067
California Pizza Kitchen, Inc.*	8,620	135,420
CEC Entertainment, Inc.*	8,448	257,326
Cheesecake Factory, Inc. (The)*	25,000	434,250
Churchill Downs, Inc.	4,000	139,240
CKE Restaurants, Inc.	21,997	210,511
Cracker Barrel Old Country Store, Inc.	9,300	303,273
Denny’s Corp.*	40,000	107,200
DineEquity, Inc.(a)	7,360	235,814
Domino’s Pizza, Inc.*	16,460	155,382
Dover Downs Gaming & Entertainment, Inc.	5,843	24,950
Dover Motorsports, Inc.	6,300	10,017
Einstein Noah Restaurant Group, Inc.*	2,100	22,659
Gaylord Entertainment Co.* (a)	17,136	238,876
Great Wolf Resorts, Inc.*	11,600	42,804
Isle of Capri Casinos, Inc.*	6,651	71,432
Jack in the Box, Inc.*	24,640	605,898
Krispy Kreme Doughnuts, Inc.*	23,863	94,020
Landry’s Restaurants, Inc.*	5,014	45,828
Life Time Fitness, Inc.* (a)	14,600	273,896
Lodgian, Inc.*	6,720	17,270
Luby’s, Inc.*	8,900	47,704
Marcus Corp.	8,534	108,382
Monarch Casino & Resort, Inc.*	4,930	50,385
Morgans Hotel Group Co.* (a)	10,900	46,761
O’Charleys, Inc.	7,725	53,843
P.F. Chang’s China Bistro, Inc.*	10,185	307,383
Papa John’s International, Inc.*	9,224	244,805
Peet’s Coffee & Tea, Inc.*	5,682	155,005
Pinnacle Entertainment, Inc.*	25,196	314,446
Red Robin Gourmet Burgers, Inc.*	6,459	158,568
Rick’s Cabaret International, Inc.*	3,000	17,880
Riviera Holdings Corp.*	4,300	6,493
Ruby Tuesday, Inc.*	21,860	167,885
Ruth’s Hospitality Group, Inc.*	8,800	31,856
Shuffle Master, Inc.*	22,265	84,830
Sonic Corp.*	25,110	274,201
Speedway Motorsports, Inc.	5,745	86,175

2009 Semiannual Report 123

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Hotels, Restaurants & Leisure (continued)

Steak N Shake Co. (The)*	12,072	$139,552
Texas Roadhouse, Inc., Class A*	20,775	236,420
Town Sports International Holdings, Inc.*	7,300	25,185
Vail Resorts, Inc.* (a)	12,408	362,314
Wendy’s/Arby’s Group, Inc., Class A	166,244	831,220
WMS Industries, Inc.*	17,977	577,241

		9,473,718

Household Durables 1.0%
American Greetings Corp., Class A	19,100	149,935
Beazer Homes USA, Inc.* (a)	16,800	42,336
Blyth, Inc.	2,530	111,522
Brookfield Homes Corp. (a)	4,047	21,247
Cavco Industries, Inc.*	2,700	63,288
Champion Enterprises, Inc.*	26,784	15,535
CSS Industries, Inc.	3,105	61,665
Ethan Allen Interiors, Inc.	10,400	139,880
Furniture Brands International, Inc.	17,735	56,043
Helen of Troy Ltd.*	12,700	202,565
Hooker Furniture Corp.	3,875	45,415
Hovnanian Enterprises, Inc., Class A* (a)	19,700	54,569
iRobot Corp.*	7,600	87,172
La-Z-Boy, Inc.	21,900	58,254
M/I Homes, Inc.	5,992	91,498
Meritage Homes Corp.*	12,900	268,449
National Presto Industries, Inc.	1,681	119,788
Palm Harbor Homes, Inc.*	4,341	13,197
Russ Berrie & Co., Inc.*	7,357	14,052
Ryland Group, Inc.	17,800	368,638
Sealy Corp.*	18,800	66,552
Skyline Corp.	2,918	60,490
Standard Pacific Corp.*	41,300	77,231
Tempur-Pedic International, Inc. (a)	31,300	402,518
Tupperware Brands Corp.	26,038	651,731
Universal Electronics, Inc.*	5,956	111,615

		3,355,185

Household Products 0.1%
Central Garden & Pet Co., Class A*	26,312	238,650
WD-40 Co.	6,927	187,444

		426,094

Independent Power Producers & Energy Traders 0.1%
Ormat Technologies, Inc.	7,530	265,056
Synthesis Energy Systems, Inc.*	8,900	6,586
U.S. Geothermal, Inc.*	25,600	22,272

		293,914

Industrial Conglomerates 0.3%
Otter Tail Corp.	14,840	329,151
Raven Industries, Inc.	6,680	159,652
Seaboard Corp.	146	136,510
Standex International Corp.	5,254	72,873
Tredegar Corp.	10,106	177,664
United Capital Corp.*	700	12,572

		888,422

Information Technology Services 1.8%
Acxiom Corp.	25,700	248,005
CACI International, Inc., Class A*	12,200	482,510
Cass Information Systems, Inc.	2,770	93,432
China Information Security Technology, Inc.*	8,600	26,144
CIBER, Inc.*	25,654	82,862
CSG Systems International, Inc.*	14,687	212,962
CyberSource Corp.*	28,946	422,901
Euronet Worldwide, Inc.*	19,808	320,494
ExlService Holdings, Inc.*	6,000	55,860
Forrester Research, Inc.*	6,481	164,682
Gartner, Inc.*	24,826	335,399
Gevity HR, Inc.	10,253	40,602
Global Cash Access Holdings, Inc.*	16,900	102,583
Hackett Group, Inc. (The)*	16,900	38,025
Heartland Payment Systems, Inc.	10,300	82,812
iGate Corp.	9,100	34,489
infoGROUP, Inc.*	14,000	56,700
Integral Systems, Inc.*	7,102	47,086
Mantech International Corp., Class A*	8,596	311,089
MAXIMUS, Inc.	7,422	299,329
NCI, Inc., Class A*	2,500	60,900
Ness Technologies, Inc.*	16,575	61,162
Online Resources Corp.*	11,900	51,051
Perot Systems Corp., Class A*	34,948	491,369
RightNow Technologies, Inc.*	11,400	86,070
Safeguard Scientifics, Inc.*	34,600	31,486
Sapient Corp.*	36,862	189,102
SRA International, Inc., Class A*	17,900	275,481
Syntel, Inc.	5,440	150,797
TeleTech Holdings, Inc.*	15,311	203,177
TNS, Inc.*	10,300	173,555
VeriFone Holdings, Inc.*	28,700	215,537
Virtusa Corp.*	3,700	23,643
Wright Express Corp.*	16,275	372,372

		5,843,668

Insurance 3.6%
AMBAC Financial Group, Inc.	117,400	106,834
American Equity Investment Life Holding Co.	22,985	129,406
American Physicians Capital, Inc.	3,375	140,603
American Safety Insurance Holdings Ltd.*	4,400	50,072
Amerisafe, Inc.*	7,700	118,272
Amtrust Financial Services, Inc.	6,700	61,171

124 Semiannual Report 2009

Common Stocks (continued)
	Shares	Market Value

Insurance (continued)

Argo Group International Holdings Ltd.*	12,862	$360,007
Aspen Insurance Holdings Ltd.	35,600	839,448
Assured Guaranty Ltd.	23,400	226,044
Baldwin & Lyons, Inc., Class B	3,581	71,799
Citizens, Inc.* (a)	15,500	111,755
CNA Surety Corp.*	7,000	134,750
Crawford & Co., Class B*	9,920	59,024
Delphi Financial Group, Inc., Class A	17,359	299,790
Donegal Group, Inc., Class A	4,788	70,096
eHealth, Inc.*	10,500	201,495
EMC Insurance Group, Inc.	2,370	53,704
Employers Holdings, Inc.	20,760	173,138
Enstar Group Ltd.*	2,200	156,948
Enstar Group Ltd.*	100	7,134
FBL Financial Group, Inc., Class A	5,447	31,320
First Acceptance Corp.*	7,200	18,360
First Mercury Financial Corp.*	6,100	80,642
Flagstone Reinsurance Holdings Ltd.	12,700	117,602
FPIC Insurance Group, Inc.*	3,450	105,363
Greenlight Capital Re Ltd., Class A*	12,100	187,308
Hallmark Financial Services*	2,400	16,128
Harleysville Group, Inc.	5,458	157,845
Hilltop Holdings, Inc.*	18,962	214,840
Horace Mann Educators Corp.	17,059	149,778
Independence Holding Co.	1,120	5,790
Infinity Property & Casualty Corp.	5,985	210,912
IPC Holdings Ltd.	23,500	611,940
Kansas City Life Insurance Co.	1,800	39,654
Maiden Holdings Ltd.	20,700	93,357
Max Capital Group Ltd.	23,100	382,305
Meadowbrook Insurance Group, Inc.	23,335	138,843
Montpelier Re Holdings Ltd.	37,400	466,004
National Financial Partners Corp.	16,701	117,909
National Interstate Corp.	2,500	40,375
National Western Life Insurance Co., Class A	952	108,423
Navigators Group, Inc.*	5,492	249,227
NYMAGIC, Inc.	1,900	22,401
Odyssey Re Holdings Corp.	8,760	335,421
Phoenix Cos, Inc. (The)	48,376	75,467
Platinum Underwriters Holdings Ltd.	21,600	621,432
PMA Capital Corp., Class A*	13,123	49,211
Presidential Life Corp.	9,181	98,145
ProAssurance Corp.*	13,017	571,967
RLI Corp.	7,814	375,307
Safety Insurance Group, Inc.	6,805	224,905
SeaBright Insurance Holdings, Inc.*	8,900	82,592
Selective Insurance Group	22,368	330,152
State Auto Financial Corp.	6,000	97,380
Stewart Information Services Corp.	7,202	162,837
Tower Group, Inc.	15,105	410,705
United America Indemnity Ltd., Class A*	14,450	73,261
United Fire & Casualty Co.	9,517	177,682
Validus Holdings Ltd.	27,000	604,800
Zenith National Insurance Corp.	15,652	356,709

		11,585,789

Internet & Catalog Retail 0.5%
1-800-FLOWERS.COM, Inc., Class A*	11,146	32,546
Bidz.com, Inc.*	2,100	8,652
Blue Nile, Inc.* (a)	5,603	238,464
Drugstore.com, Inc.*	35,400	54,870
Gaiam, Inc., Class A*	7,600	44,232
Netflix, Inc.* (a)	16,280	737,647
NutriSystem, Inc. (a)	12,500	171,750
Orbitz Worldwide, Inc.*	15,000	28,500
Overstock.com, Inc.* (a)	6,500	87,620
PetMed Express, Inc.*	10,000	162,600
Shutterfly, Inc.*	8,300	106,323
Stamps.com, Inc.*	5,616	52,566

		1,725,770

Internet Software & Services 2.2%
Art Technology Group, Inc.*	54,100	169,874
AsiaInfo Holdings, Inc.*	14,500	242,875
Bankrate, Inc.* (a)	5,355	133,875
Chordiant Software, Inc.*	12,740	40,768
comScore, Inc.*	7,600	96,976
Constant Contact, Inc.*	8,500	135,405
DealerTrack Holdings, Inc.*	16,700	253,506
Dice Holdings, Inc.*	6,500	25,610
Digital River, Inc.*	15,588	598,891
DivX, Inc.*	11,400	58,482
EarthLink, Inc.*	45,985	348,566
GSI Commerce, Inc.*	9,823	139,585
HSW International, Inc.*	7,900	1,817
Infospace, Inc.*	14,509	96,195
Internap Network Services Corp.*	21,250	59,075
Internet Brands, Inc., Class A*	9,200	56,396
Internet Capital Group, Inc.*	15,900	86,337
j2 Global Communications, Inc.*	18,580	445,734
Keynote Systems, Inc.*	5,700	43,947
Knot, Inc. (The)*	12,500	113,375
Limelight Networks, Inc.*	12,200	59,780
Liquidity Services, Inc.*	6,235	46,950
LoopNet, Inc.*	12,300	105,657
Marchex, Inc., Class B	9,800	44,296
MercadoLibre, Inc.* (a)	10,700	292,431
ModusLink Global Solutions, Inc.*	19,524	72,239
Move, Inc.*	54,039	110,780
NIC, Inc.	16,400	88,560
Omniture, Inc.*	27,691	341,153
Perficient, Inc.*	13,500	94,095

2009 Semiannual Report 125

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Internet Software & Services (continued)

Rackspace Hosting, Inc.*	7,300	$67,087
RealNetworks, Inc.*	36,028	88,629
S1 Corp.*	19,678	122,004
SAVVIS, Inc.*	15,830	180,145
SonicWALL, Inc.*	22,451	121,909
SupportSoft, Inc.*	19,600	44,100
Switch & Data Facilities Co., Inc.*	8,600	99,502
TechTarget, Inc.*	5,800	23,258
Terremark Worldwide, Inc.*	21,690	84,374
TheStreet.com, Inc.	7,800	16,614
United Online, Inc.	32,363	171,524
ValueClick, Inc.*	36,334	385,140
Vignette Corp.*	10,431	86,160
VistaPrint Ltd.*	18,500	635,475
Vocus, Inc.*	6,800	115,600
Web.com Group, Inc.*	11,700	48,672
Websense, Inc.*	18,950	337,878

		7,031,301

Leisure Equipment & Products 0.5%
Brunswick Corp.	36,800	220,064
Callaway Golf Co.	27,869	210,411
JAKKS Pacific, Inc.*	11,537	145,943
Leapfrog Enterprises, Inc.*	14,140	25,311
Marine Products Corp.	4,226	19,651
Nautilus, Inc.*	9,630	9,630
Polaris Industries, Inc. (a)	13,800	461,610
Pool Corp.	20,100	358,986
RC2 Corp.*	7,365	83,298
Smith & Wesson Holding Corp.*	15,800	113,286
Steinway Musical Instruments*	2,900	38,947

		1,687,137

Life Sciences Tools & Services 1.1%
Accelrys, Inc.*	11,000	49,500
Affymetrix, Inc.*	29,200	136,948
Albany Molecular Research, Inc.*	9,885	96,478
AMAG Pharmaceuticals, Inc.*	7,160	321,126
Bio-Rad Laboratories, Inc., Class A*	7,915	551,596
Bruker Corp.*	21,213	139,582
Caliper Life Sciences, Inc.*	19,800	28,512
Cambrex Corp.*	12,424	28,948
Clinical Data, Inc.* (a)	4,800	61,488
Dionex Corp.*	7,645	481,635
Enzo Biochem, Inc.*	13,564	55,612
eResearchTechnology, Inc.*	18,189	92,218
Exelixis, Inc.*	44,140	217,610
Kendle International, Inc.*	5,500	48,950
Life Sciences Research, Inc.*	3,900	26,364
Luminex Corp.*	17,260	283,237
Nektar Therapeutics*	38,795	217,252
PAREXEL International Corp.*	23,802	235,878
Sequenom, Inc.* (a)	25,400	91,948
Varian, Inc.*	12,369	408,424

		3,573,306

Machinery 2.9%
3D Systems Corp.*	7,300	51,173
Actuant Corp., Class A	23,460	287,620
Alamo Group, Inc.	2,600	29,276
Albany International Corp., Class A	12,467	115,694
Altra Holdings, Inc.*	11,200	61,264
American Railcar Industries, Inc.	4,000	36,480
Ampco-Pittsburgh Corp.	3,500	85,260
Astec Industries, Inc.*	7,559	232,968
Badger Meter, Inc.	6,100	237,656
Barnes Group, Inc.	20,114	284,814
Blount International, Inc.*	16,100	103,040
Briggs & Stratton Corp.(a)	20,780	309,206
Cascade Corp.	3,846	92,958
Chart Industries, Inc.*	11,900	164,577
China Fire & Security Group, Inc.* (a)	5,800	63,858
CIRCOR International, Inc.	7,085	182,297
Clarcor, Inc.	21,194	658,710
Colfax Corp.*	9,100	78,533
Columbus McKinnon Corp.*	8,000	103,680
Commercial Vehicle Group, Inc.*	8,300	7,968
Dynamic Materials Corp.	5,330	85,493
Energy Recovery, Inc.*	6,300	49,644
EnPro Industries, Inc.*	8,500	135,660
ESCO Technologies, Inc.*	10,853	451,268
Federal Signal Corp.	20,143	156,511
Flanders Corp.*	6,600	35,046
Flow International Corp.*	16,000	29,120
Force Protection, Inc.*	27,900	212,598
FreightCar America, Inc.	5,030	96,727
Gorman-Rupp Co. (The)	5,997	127,736
Graham Corp.	3,300	41,250
Greenbrier Cos., Inc.	6,990	59,485
Hurco Cos., Inc.*	2,700	41,391
K-Tron International, Inc.*	1,000	80,420
Kadant, Inc.*	5,403	66,673
Kaydon Corp.	14,348	458,562
Key Technology, Inc.*	2,100	22,134
LB Foster Co., Class A*	4,300	140,825
Lindsay Corp.(a)	5,028	195,639
Lydall, Inc.*	7,100	30,459
Met-Pro Corp.	6,400	65,216
Middleby Corp.*	7,592	332,302
Mueller Industries, Inc.	15,525	341,084
Mueller Water Products, Inc., Class A	48,370	202,670
NACCO Industries, Inc., Class A	2,522	96,466
NN, Inc.	7,000	9,170
Nordson Corp.	14,097	511,439
Omega Flex, Inc.	1,000	15,460

126 Semiannual Report 2009

Common Stocks (continued)
	Shares	Market Value

Machinery (continued)

PMFG, Inc.*	5,300	$31,906
RBC Bearings, Inc.*	9,200	170,200
Robbins & Myers, Inc.	11,746	222,587
Sauer-Danfoss, Inc.	4,838	20,078
Sun Hydraulics Corp.	4,750	85,975
Tecumseh Products Co., Class A*	6,901	70,459
Tennant Co.	7,024	104,447
Thermadyne Holdings Corp.*	5,800	18,560
Titan International, Inc.	14,450	87,423
Trimas Corp.*	6,300	15,750
Twin Disc, Inc.	3,600	24,552
Wabash National Corp.	13,140	16,425
Wabtec Corp.	19,878	758,147
Watts Water Technologies, Inc., Class A	12,230	272,240
Xerium Technologies, Inc.*	7,200	5,976

		9,182,205

Marine 0.2%
American Commercial Lines, Inc.*	15,100	75,198
Eagle Bulk Shipping, Inc. (a)	19,700	128,444
Genco Shipping & Trading Ltd. (a)	10,200	194,820
Horizon Lines, Inc., Class A (a)	12,700	67,564
International Shipholding Corp.	2,200	46,200
TBS International Ltd., Class A* (a)	4,500	35,685
Ultrapetrol Bahamas Ltd.*	9,800	36,456

		584,367

Media 1.0%
AH Belo Corp., Class A	8,500	16,150
Arbitron, Inc.	11,453	238,452
Belo Corp., Class A	36,700	62,390
Cinemark Holdings, Inc.	12,600	112,140
CKX, Inc.*	21,600	116,424
Cox Radio, Inc., Class A*	9,790	46,992
Crown Media Holdings, Inc., Class A*	4,458	13,775
Cumulus Media, Inc., Class A*	11,094	13,646
Dolan Media Co.*	10,700	127,437
Entercom Communications Corp., Class A	11,100	18,426
Entravision Communications Corp., Class A*	22,073	11,257
Fisher Communications, Inc.	2,800	33,768
Global Sources Ltd.*	7,703	34,279
Global Traffic Network, Inc.*	4,900	23,520
Gray Television, Inc.	16,458	11,192
Harte-Hanks, Inc.	15,500	128,030
Interactive Data Corp.	15,400	346,192
Journal Communications, Inc., Class A	17,420	27,001
Knology, Inc.*	12,000	85,200
Lee Enterprises, Inc. (a)	15,500	5,890
Lin TV Corp., Class A*	11,600	18,560
Live Nation, Inc.*	31,900	124,729
Martha Stewart Living Omnimedia, Class A*	10,808	39,125
Marvel Entertainment, Inc.*	20,050	598,292
McClatchy Co. (The)	21,400	11,342
Media General, Inc., Class A (a)	9,800	25,480
Mediacom Communications Corp., Class A*	16,941	96,394
National CineMedia, Inc.	17,620	256,019
Outdoor Channel Holdings, Inc.*	6,300	47,124
Playboy Enterprises, Inc., Class B*	9,134	27,493
Primedia, Inc.	10,466	40,817
RCN Corp.*	15,930	65,313
RHI Entertainment, Inc.*	5,600	18,088
Scholastic Corp.	10,122	199,707
Sinclair Broadcast Group, Inc., Class A	20,735	23,016
Valassis Communications, Inc.*	20,400	105,468
Value Line, Inc.	200	5,610
World Wrestling Entertainment, Inc., Class A	8,969	95,968

		3,270,706

Metals & Mining 1.1%
Allied Nevada Gold Corp.*	18,400	99,360
AM Castle & Co.	7,000	67,830
AMCOL International Corp.	11,450	221,901
Brush Engineered Materials, Inc.*	8,536	144,429
China Direct, Inc.*	2,400	2,880
China Precision Steel, Inc.* (a)	7,300	11,388
Coeur d’Alene Mines Corp.*	274,355	378,610
Compass Minerals International, Inc.	13,560	653,863
General Moly, Inc.* (a)	26,700	40,584
General Steel Holdings, Inc.* (a)	5,000	29,100
Haynes International, Inc.*	5,000	112,900
Hecla Mining Co.*	91,238	225,358
Horsehead Holding Corp.*	14,700	104,958
Kaiser Aluminum Corp.	6,600	194,964
Olympic Steel, Inc.	3,800	69,692
Royal Gold, Inc.	14,175	512,568
RTI International Metals, Inc.*	9,710	126,327
Stillwater Mining Co.*	16,635	75,024
Sutor Technology Group Ltd.*	3,300	7,425
Universal Stainless & Alloy*	2,700	36,180
Worthington Industries, Inc.	26,975	401,927

		3,517,268

Multi-Utility 0.5%
Avista Corp.	22,276	335,254
Black Hills Corp.	16,080	319,670
CH Energy Group, Inc.	6,663	296,104
NorthWestern Corp.	15,100	315,892
PNM Resources, Inc.	36,300	309,276

		1,576,196

2009 Semiannual Report 127

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Multiline Retail 0.2%
99 Cents Only Stores*	19,716	$211,750
Dillard’s, Inc., Class A (a)	24,000	185,040
Fred’s, Inc., Class A	16,760	228,942
Retail Ventures, Inc.*	11,905	30,953
Tuesday Morning Corp.*	12,942	44,132

		700,817

Natural Gas Utility 1.3%
Chesapeake Utilities Corp.	2,800	82,012
Laclede Group, Inc. (The)	9,200	319,056
New Jersey Resources Corp.	17,237	567,442
Nicor, Inc.	18,387	590,958
Northwest Natural Gas Co.	11,116	454,645
Piedmont Natural Gas Co., Inc.	30,800	752,136
South Jersey Industries, Inc.	12,504	434,014
Southwest Gas Corp.	18,186	367,539
WGL Holdings, Inc.	20,195	628,872

		4,196,674

Oil, Gas & Consumable Fuels 3.0%
Abraxas Petroleum Corp.*	17,500	15,400
Alon USA Energy, Inc.(a)	4,600	58,420
American Oil & Gas, Inc.*	14,200	9,514
APCO Argentina, Inc.	1,600	30,512
Approach Resources, Inc.*	3,800	26,980
Arena Resources, Inc.*	15,900	455,853
Atlas America, Inc.	14,497	225,573
ATP Oil & Gas Corp.* (a)	11,700	83,772
Berry Petroleum Co., Class A	17,880	294,662
Bill Barrett Corp.*	15,400	400,092
BMB Munai, Inc.*	16,500	13,200
BPZ Resources, Inc.* (a)	30,000	163,500
Brigham Exploration Co.*	20,402	47,741
Callon Petroleum Co.*	8,800	15,488
Cano Petroleum, Inc.*	17,700	11,328
Carrizo Oil & Gas, Inc.*	11,540	142,288
Cheniere Energy, Inc.* (a)	22,000	86,680
Clayton Williams Energy, Inc.*	2,300	69,069
Clean Energy Fuels Corp.* (a)	10,400	87,984
Comstock Resources, Inc.*	19,131	659,254
Concho Resources, Inc.*	23,200	636,144
Contango Oil & Gas Co.*	5,500	208,395
Crosstex Energy, Inc.	17,100	33,687
CVR Energy, Inc.*	9,700	71,392
Delek US Holdings, Inc.	5,600	57,512
Delta Petroleum Corp.* (a)	26,380	77,557
DHT Maritime, Inc.	17,900	75,359
Double Eagle Petroleum Co.*	3,400	15,504
Endeavour International Corp.*	40,300	64,077
Energy XXI Bermuda Ltd.	43,200	22,464
Evergreen Energy, Inc.*	53,660	59,080
EXCO Resources, Inc.*	62,600	737,428
FX Energy, Inc.* (a)	16,600	62,416
Gasco Energy, Inc.*	34,600	17,300
General Maritime Corp.	20,324	201,817
GeoGlobal Resources, Inc.* (a)	15,700	22,137
GeoMet, Inc.*	7,800	7,332
GeoResources, Inc.*	2,600	18,460
GMX Resources, Inc.* (a)	7,100	77,674
Golar LNG Ltd.(a)	14,900	80,311
Goodrich Petroleum Corp.*	9,495	217,720
Gran Tierra Energy, Inc.*	92,800	230,144
GreenHunter Energy, Inc.* (a)	1,200	1,800
Gulfport Energy Corp.*	11,200	33,264
Harvest Natural Resources, Inc.*	13,965	71,222
Houston American Energy Corp.	6,200	12,772
International Coal Group, Inc.* (a)	53,500	106,465
James River Coal Co.*	11,500	163,760
Knightsbridge Tankers Ltd.	7,200	95,256
McMoRan Exploration Co.*	25,207	138,386
Meridian Resource Corp.*	28,800	7,776
National Coal Corp.*	11,600	14,268
Nordic American Tanker Shipping (a)	15,900	516,273
Northern Oil & Gas, Inc.*	9,000	51,390
Oilsands Quest, Inc.*	76,000	57,000
Pacific Ethanol, Inc.*	17,300	6,401
Panhandle Oil and Gas, Inc.	3,000	51,450
Parallel Petroleum Corp.*	17,665	23,495
Penn Virginia Corp.	17,480	245,944
Petrocorp, Inc.* (c)	1,500	0
Petroleum Development Corp.*	6,256	101,410
PetroQuest Energy, Inc.*	18,300	55,083
PrimeEnergy Corp.*	400	16,996
Quest Resource Corp.*	9,500	4,180
RAM Energy Resources, Inc.*	17,300	12,975
Rentech, Inc.*	60,200	35,518
Rex Energy Corp.*	7,700	29,337
Rosetta Resources, Inc.*	21,605	152,315
Ship Finance International Ltd. (a)	17,700	152,751
Stone Energy Corp.*	13,349	57,534
Swift Energy Co.*	12,820	138,712
Teekay Tankers Ltd., Class A	5,500	66,330
Toreador Resources Corp. (a)	7,000	25,900
Tri-Valley Corp.*	9,500	11,875
TXCO Resources, Inc.*	14,600	6,862
Uranium Resources, Inc.*	17,000	24,990
USEC, Inc.* (a)	46,613	288,535
VAALCO Energy, Inc.*	24,200	115,434
Venoco, Inc.*	8,600	37,582
Warren Resources, Inc.*	23,940	38,304
Western Refining, Inc.* (a)	12,500	157,375
Westmoreland Coal Co.*	4,200	35,700
World Fuel Services Corp.	12,020	458,323

		9,512,163

128 Semiannual Report 2009

Common Stocks (continued)
	Shares	Market Value

Paper & Forest Products 0.3%
Buckeye Technologies, Inc.*	16,590	$85,439
Clearwater Paper Corp.*	4,811	73,223
Deltic Timber Corp.	4,456	187,776
Glatfelter	19,010	168,809
KapStone Paper and Packaging Corp.*	7,700	21,945
Louisiana-Pacific Corp.	43,500	177,045
Mercer International, Inc.*	12,620	7,193
Neenah Paper, Inc.	6,200	31,062
Schweitzer-Mauduit International, Inc.	6,542	150,270
Verso Paper Corp.	5,300	5,565
Wausau Paper Corp.	18,547	161,915

		1,070,242

Personal Products 0.4%
American Oriental Bioengineering, Inc.*	26,000	110,240
Chattem, Inc.*	7,226	396,780
China Sky One Medical, Inc.*	3,000	42,330
Elizabeth Arden, Inc.*	10,307	89,259
Inter Parfums, Inc.	5,950	46,172
Mannatech, Inc. (a)	6,500	28,405
Nu Skin Enterprises, Inc., Class A	20,798	266,630
Prestige Brands Holdings, Inc.*	14,200	91,732
Schiff Nutrition International, Inc.*	4,100	19,680
USANA Health Sciences, Inc.* (a)	2,810	67,187

		1,158,415

Pharmaceuticals 1.2%
Acura Pharmaceuticals, Inc.* (a)	3,400	23,596
Adolor Corp.*	19,500	43,875
Akorn, Inc.*	23,400	19,656
Alexza Pharmaceuticals, Inc.*	9,800	16,268
Ardea Biosciences, Inc.* (a)	5,900	72,806
Auxilium Pharmaceuticals, Inc.*	17,300	396,170
Biodel, Inc.*	5,000	24,000
BioForm Medical, Inc.*	9,600	10,752
BioMimetic Therapeutics, Inc.*	5,500	47,355
Cadence Pharmaceuticals, Inc.*	10,200	103,224
Caraco Pharmaceutical Laboratories Ltd.*	4,600	20,608
Columbia Laboratories, Inc.*	21,300	29,607
Cypress Bioscience, Inc.*	15,820	113,904
Depomed, Inc.*	21,600	44,928
Discovery Laboratories, Inc.*	43,300	37,671
Durect Corp.*	33,500	81,740
Inspire Pharmaceuticals, Inc.*	17,800	79,922
Javelin Pharmaceuticals, Inc.* (a)	22,400	30,016
Jazz Pharmaceuticals, Inc.*	2,000	1,100
KV Pharmaceutical Co., Class A* (a)	14,023	19,632
MAP Pharmaceuticals, Inc.*	3,200	9,024
Medicines Co. (The)*	21,879	218,353
Medicis Pharmaceutical Corp., Class A	23,660	380,216
MiddleBrook Pharmaceuticals, Inc.* (a)	14,900	21,009
Noven Pharmaceuticals, Inc.*	10,400	107,328
Obagi Medical Products, Inc.*	7,400	44,474
Optimer Pharmaceuticals, Inc.* (a)	11,400	159,258
Pain Therapeutics, Inc.*	14,510	68,778
Par Pharmaceutical Cos., Inc.*	14,495	155,531
Pozen, Inc.*	11,005	84,298
Questcor Pharmaceuticals, Inc.*	20,700	93,150
Salix Pharmaceuticals Ltd.*	20,070	220,770
Sucampo Pharmaceuticals, Inc., Class A*	3,800	24,700
Valeant Pharmaceuticals International*	26,700	447,492
ViroPharma, Inc.*	33,100	186,353
Vivus, Inc.*	29,000	116,290
XenoPort, Inc.*	11,400	155,838

		3,709,692

Professional Services 1.6%
Administaff, Inc.	9,019	240,447
Advisory Board Co. (The)*	6,700	124,888
CBIZ, Inc.*	18,843	148,106
CDI Corp.	5,221	62,391
COMSYS IT Partners, Inc.*	6,090	32,155
CoStar Group, Inc.*	8,165	302,513
CRA International, Inc.*	4,631	108,088
Duff & Phelps Corp., Class A*	4,400	82,984
Exponent, Inc.*	5,700	159,030
First Advantage Corp., Class A*	4,236	60,744
Heidrick & Struggles International, Inc.	7,255	122,610
Hill International, Inc.*	10,000	40,400
Hudson Highland Group, Inc.*	10,850	17,794
Huron Consulting Group, Inc.*	8,700	417,165
ICF International, Inc.*	2,800	77,028
Kelly Services, Inc., Class A	11,040	125,414
Kforce, Inc.*	12,875	140,466
Korn/Ferry International*	19,479	206,283
LECG Corp.*	10,900	31,719
MPS Group, Inc.*	39,626	318,593
Navigant Consulting, Inc.*	20,269	298,157
Odyssey Marine Exploration, Inc.* (a)	21,500	74,820
On Assignment, Inc.*	15,000	52,800
Resources Connection, Inc.*	19,055	372,525
School Specialty, Inc.*	7,908	148,433
Spherion Corp.*	21,767	78,144
TrueBlue, Inc.*	18,669	181,276
Volt Information Sciences, Inc.*	5,057	36,309
VSE Corp.	1,600	47,824
Watson Wyatt Worldwide, Inc., Class A	17,485	927,579

		5,036,685

2009 Semiannual Report 129

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Real Estate Investment Trusts 5.4%
Acadia Realty Trust	15,519	$225,025
Agree Realty Corp.	3,300	52,668
Alexander’s, Inc.	800	174,464
American Campus Communities, Inc.	17,804	385,991
American Capital Agency Corp.	4,200	78,750
Anthracite Capital, Inc. (a)	24,151	9,660
Anworth Mortgage Asset Corp.	41,600	267,488
Arbor Realty Trust, Inc. (a)	6,030	16,944
Ashford Hospitality Trust, Inc.	36,410	109,958
Associated Estates Realty Corp.	6,600	36,630
BioMed Realty Trust, Inc.	33,703	384,551
Capital Trust, Inc., Class A	7,368	12,526
CapLease, Inc.	19,000	56,430
Capstead Mortgage Corp.	26,500	301,835
Care Investment Trust, Inc.	5,500	28,050
Cedar Shopping Centers, Inc.	16,300	58,517
Chimera Investment Corp.	57,200	201,916
Cogdell Spencer, Inc.	5,100	31,620
Colonial Properties Trust	20,000	144,800
Corporate Office Properties Trust SBI MD	17,980	549,469
Cousins Properties, Inc. (a)	18,302	154,652
DCT Industrial Trust, Inc.	72,070	318,549
DiamondRock Hospitality Co.	43,460	282,055
DuPont Fabros Technology, Inc.	5,600	47,544
EastGroup Properties, Inc.	10,410	349,880
Education Realty Trust, Inc.	12,100	56,749
Entertainment Properties Trust	14,614	337,730
Equity Lifestyle Properties, Inc.	8,536	338,623
Equity One, Inc. (a)	14,025	208,692
Extra Space Storage, Inc.	35,940	255,533
FelCor Lodging Trust, Inc.	26,600	52,668
First Industrial Realty Trust, Inc. (a)	18,802	70,884
First Potomac Realty Trust	11,500	112,585
Franklin Street Properties Corp.	24,800	331,080
Friedman Billings Ramsey Group, Inc., Class A*	45,800	12,366
Getty Realty Corp.	7,335	143,913
Glimcher Realty Trust	16,178	39,636
Gramercy Capital Corp.	17,208	37,169
Hatteras Financial Corp.	6,500	156,455
Healthcare Realty Trust, Inc.	24,700	414,713
Hersha Hospitality Trust	20,400	74,460
Highwoods Properties, Inc.	26,664	639,669
Home Properties, Inc.	13,290	484,288
Inland Real Estate Corp.	24,070	211,335
Investors Real Estate Trust	23,597	218,272
Kite Realty Group Trust	10,069	35,242
LaSalle Hotel Properties	16,886	201,957
Lexington Realty Trust	35,502	136,683
LTC Properties, Inc.	9,740	175,417
Maguire Properties, Inc.*	15,810	17,233
Medical Properties Trust, Inc.	33,510	178,943
MFA Financial, Inc.	93,374	549,973
Mid-America Apartment Communities, Inc.	11,792	436,186
Mission West Properties, Inc.	8,100	55,161
Monmouth Real Estate Investment Corp., Class A	8,200	50,184
National Health Investors, Inc.	9,337	250,418
National Retail Properties, Inc.	32,840	582,582
Newcastle Investment Corp.	17,997	11,158
NorthStar Realty Finance Corp. (a)	23,823	75,519
Omega Healthcare Investors, Inc.	34,400	540,768
One Liberty Properties, Inc.	3,660	14,933
Parkway Properties, Inc.	8,182	113,484
Pennsylvania Real Estate Investment Trust (a)	14,867	115,219
Post Properties, Inc.	18,576	237,030
Potlatch Corp.	16,541	486,471
PS Business Parks, Inc.	6,345	277,594
RAIT Financial Trust	26,343	38,988
Ramco-Gershenson Properties Trust	6,639	73,029
Realty Income Corp. (a)	42,300	944,559
Redwood Trust, Inc.	25,220	410,329
Resource Capital Corp.	9,100	28,665
Saul Centers, Inc.	4,045	128,793
Senior Housing Properties Trust	49,397	809,617
Sovran Self Storage, Inc.	9,201	207,391
Strategic Hotels & Resorts, Inc.	30,732	25,815
Sun Communities, Inc.	6,910	101,231
Sunstone Hotel Investors, Inc.	22,800	120,612
Tanger Factory Outlet Centers (a)	13,197	439,724
U-Store-It Trust	21,010	72,064
Universal Health Realty Income Trust	4,973	159,235
Urstadt Biddle Properties, Inc., Class A	8,680	133,325
Washington Real Estate Investment Trust	21,984	468,919
Winthrop Realty Trust	4,760	41,888

		17,223,131

Real Estate Management & Development 0.2%
Avatar Holdings, Inc.*	2,592	48,159
Consolidated-Tomoka Land Co.	2,280	79,321
Forestar Group, Inc.*	14,100	181,326
FX Real Estate and Entertainment, Inc.*	2,440	293
Grubb & Ellis Co.	13,200	12,276
Maui Land & Pineapple Co., Inc.* (a)	1,937	12,300
Stratus Properties, Inc.*	2,500	22,575
Tejon Ranch Co.*	4,643	107,718
Thomas Properties Group, Inc.	10,000	20,100

		484,068

Road & Rail 0.8%
Amerco, Inc.*	3,904	126,685
Arkansas Best Corp.	9,525	219,837

130 Semiannual Report 2009

Common Stocks (continued)
	Shares	Market Value

Road & Rail (continued)

Celadon Group, Inc.*	9,000	$61,560
Dollar Thrifty Automotive Group, Inc.* (a)	9,400	35,344
Genesee & Wyoming, Inc., Class A*	12,880	386,400
Heartland Express, Inc.	22,846	341,548
Knight Transportation, Inc.	24,020	424,673
Marten Transport Ltd.*	6,445	133,669
Old Dominion Freight Line, Inc.*	11,579	325,949
Patriot Transportation Holding, Inc.*	600	41,424
Saia, Inc.*	5,655	73,854
Universal Truckload Services, Inc.	2,400	29,568
Werner Enterprises, Inc.	17,862	292,044
YRC Worldwide, Inc.* (a)	24,000	72,720

		2,565,275

Semiconductors & Semiconductor Equipment 3.3%
Actel Corp.*	10,609	131,233
Advanced Analogic Technologies, Inc.*	18,800	90,240
Advanced Energy Industries, Inc.*	13,745	115,870
Amkor Technology, Inc.*	45,800	197,398
Anadigics, Inc.*	26,400	79,728
Applied Micro Circuits Corp.*	27,217	148,333
Atheros Communications, Inc.*	24,865	428,175
ATMI, Inc.*	13,457	212,486
AuthenTec, Inc.*	10,800	20,088
Axcelis Technologies, Inc.*	33,133	15,573
Brooks Automation, Inc.*	26,678	165,937
Cabot Microelectronics Corp.*	9,832	283,260
Cavium Networks, Inc.*	12,700	159,766
Ceva, Inc.*	8,300	68,475
Cirrus Logic, Inc.*	27,297	126,931
Cohu, Inc.	9,745	95,111
Cymer, Inc.*	12,738	361,887
Diodes, Inc.*	12,140	180,643
DSP Group, Inc.*	9,748	61,315
EMCORE Corp.* (a)	32,600	40,424
Entegris, Inc.*	46,754	69,196
Entropic Communications, Inc.*	400	732
Exar Corp.*	15,764	96,949
FEI Co.*	15,268	262,304
FormFactor, Inc.*	20,437	356,217
Hittite Microwave Corp.*	8,200	304,712
IXYS Corp.	10,002	95,419
Kopin Corp.*	29,100	80,025
Kulicke & Soffa Industries, Inc.*	25,668	102,672
Lattice Semiconductor Corp.*	48,575	84,520
LTX-Credence Corp.*	47,873	23,458
Mattson Technology, Inc.*	18,674	21,475
Micrel, Inc.	19,958	149,685
Microsemi Corp.*	33,708	452,361
Microtune, Inc.*	22,350	46,712
MIPS Technologies, Inc.*	18,674	61,998
MKS Instruments, Inc.*	20,923	327,445
Monolithic Power Systems, Inc.*	11,000	203,500
NetLogic Microsystems, Inc.*	7,200	234,648
NVE Corp.*	1,900	72,276
OmniVision Technologies, Inc.*	21,428	203,780
Pericom Semiconductor Corp.*	9,300	82,863
Photronics, Inc.*	17,892	29,880
PLX Technology, Inc.*	11,700	39,663
PMC — Sierra, Inc.*	91,600	725,472
Power Integrations, Inc.	11,800	251,340
RF Micro Devices, Inc.*	110,560	233,282
Rubicon Technology, Inc.*	5,600	47,488
Rudolph Technologies, Inc.*	13,287	69,491
Semitool, Inc.*	9,618	45,686
Semtech Corp.*	25,935	373,983
Sigma Designs, Inc.*	11,200	144,704
Silicon Image, Inc.*	30,906	84,064
Silicon Storage Technology, Inc.*	32,984	61,020
SiRF Technology Holdings, Inc.* (a)	25,075	69,709
Skyworks Solutions, Inc.*	68,337	604,099
Spansion, Inc., Class A*	43,700	6,992
Standard Microsystems Corp.*	9,461	150,051
Supertex, Inc.*	4,580	117,798
Techwell, Inc.*	6,300	46,431
Tessera Technologies, Inc.*	20,328	285,405
Trident Microsystems, Inc.*	25,873	35,446
TriQuint Semiconductor, Inc.*	60,239	230,715
Ultra Clean Holdings*	8,300	15,106
Ultratech, Inc.*	9,850	133,172
Veeco Instruments, Inc.*	13,442	97,320
Volterra Semiconductor Corp.*	10,400	119,496
Zoran Corp.*	21,759	194,525

		10,528,158

Software 4.6%
ACI Worldwide, Inc.*	14,396	248,619
Actuate Corp.*	21,100	78,070
Advent Software, Inc.* (a)	6,793	225,799
American Software, Inc., Class A	9,300	51,615
ArcSight, Inc.*	2,800	42,280
Ariba, Inc.*	35,875	344,759
Blackbaud, Inc.	18,794	286,045
Blackboard, Inc.*	13,000	442,390
Bottomline Technologies, Inc.*	9,100	71,435
Callidus Software, Inc.*	12,500	40,375
Commvault Systems, Inc.*	17,900	222,855
Concur Technologies, Inc.*	18,100	489,967
Deltek, Inc.*	5,400	22,248
DemandTec, Inc.*	8,400	60,648
Digimarc Corp.*	2,742	27,310
Double-Take Software, Inc.*	7,100	57,652
Ebix, Inc.*	2,700	75,060
Entrust, Inc.*	25,300	49,335

2009 Semiannual Report 131

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Software (continued)

Epicor Software Corp.*	24,989	$137,939
EPIQ Systems, Inc.*	14,875	230,116
Fair Isaac Corp.	20,400	343,128
FalconStor Software, Inc.*	15,699	58,086
Guidance Software, Inc.*	3,900	14,352
i2 Technologies, Inc.*	6,600	58,872
Informatica Corp.*	37,153	590,733
Interactive Intelligence, Inc.*	5,400	59,400
Jack Henry & Associates, Inc.	30,335	546,637
JDA Software Group, Inc.*	10,829	152,797
Kenexa Corp.*	9,500	62,320
Lawson Software, Inc.*	49,540	267,021
Macrovision Solutions Corp.*	34,019	687,864
Magma Design Automation, Inc.*	18,198	32,392
Manhattan Associates, Inc.*	10,340	171,851
Mentor Graphics Corp.*	38,100	256,032
MICROS Systems, Inc.*	34,168	716,845
MicroStrategy, Inc., Class A*	3,786	147,313
Monotype Imaging Holdings, Inc.*	6,400	23,744
MSC.Software Corp.*	18,900	116,046
Net 1 UEPS Technologies, Inc.*	20,900	344,850
NetScout Systems, Inc.*	12,400	111,476
NetSuite, Inc.* (a)	3,000	41,970
OpenTV Corp., Class A*	35,700	52,479
Opnet Technologies, Inc.*	5,400	46,440
Parametric Technology Corp.*	47,595	530,684
Pegasystems, Inc.	6,100	106,567
Phoenix Technologies Ltd.*	12,400	35,340
Progress Software Corp.*	17,435	369,448
PROS Holdings, Inc.*	5,300	34,238
QAD, Inc.	5,200	13,832
Quality Systems, Inc.	7,354	394,321
Quest Software, Inc.*	27,162	394,664
Radiant Systems, Inc.*	11,635	85,750
Renaissance Learning, Inc.	3,965	38,064
Smith Micro Software, Inc.*	12,500	107,500
Solera Holdings, Inc.*	23,200	529,424
Sonic Solutions, Inc.*	9,600	21,120
Sourcefire, Inc.*	8,300	89,889
SPSS, Inc.*	7,473	230,916
SuccessFactors, Inc.*	10,200	88,842
Sybase, Inc.*	32,600	1,107,096
Symyx Technologies*	14,159	68,530
Synchronoss Technologies, Inc.*	8,500	112,880
Take-Two Interactive Software, Inc.	32,300	293,284
Taleo Corp., Class A*	10,900	130,909
TeleCommunication Systems, Inc., Class A*	14,200	139,302
THQ, Inc.*	28,041	95,900
TIBCO Software, Inc.*	73,360	463,635
TiVo, Inc.*	42,779	320,843
Tyler Technologies, Inc.*	15,600	257,400
Ultimate Software Group, Inc.*	10,300	192,919
Unica Corp.*	5,800	27,782
VASCO Data Security International, Inc.*	11,300	78,196
Wind River Systems, Inc.*	28,546	209,242

		14,675,682

Specialty Retail 3.5%
Aaron Rents, Inc.	19,001	637,674
Aeropostale, Inc.*	27,599	937,538
America’s Car-Mart, Inc.*	4,200	68,124
Asbury Automotive Group, Inc.	13,460	130,158
Bebe Stores, Inc.	16,100	148,120
Big 5 Sporting Goods Corp.	9,200	75,716
Blockbuster, Inc., Class A* (a)	72,680	58,144
Borders Group, Inc.*	21,400	58,422
Brown Shoe Co., Inc.	17,854	114,801
Buckle, Inc. (The)(a)	9,757	364,619
Build-A-Bear Workshop, Inc.*	7,000	38,220
Cabela’s, Inc.*	16,505	211,429
Cache, Inc.*	4,900	22,295
Casual Male Retail Group, Inc.*	12,106	15,375
Cato Corp. (The), Class A	11,591	222,779
Charlotte Russe Holding, Inc.*	8,836	110,892
Charming Shoppes, Inc.*	47,710	166,508
Chico’s FAS, Inc.*	74,000	565,360
Children’s Place Retail Stores, Inc. (The)*	9,811	279,025
Christopher & Banks Corp.	14,839	82,505
Citi Trends, Inc.*	6,000	147,360
Coldwater Creek, Inc.*	24,000	82,800
Collective Brands, Inc.*	26,814	389,339
Conn’s, Inc.* (a)	4,100	67,404
Dress Barn, Inc.*	18,929	286,585
DSW, Inc., Class A* (a)	5,665	61,579
Finish Line (The), Class A	17,956	152,626
Genesco, Inc.*	8,020	182,696
Group 1 Automotive, Inc.	9,763	207,952
Gymboree Corp.*	11,902	409,429
Haverty Furniture Cos., Inc.	7,475	81,104
hhgregg, Inc.*	5,300	87,980
Hibbett Sports, Inc.*	11,959	249,345
HOT Topic, Inc.*	18,338	224,457
J Crew Group, Inc.* (a)	17,490	301,003
Jo-Ann Stores, Inc.*	10,683	195,713
JOS. A. Bank Clothiers, Inc.*	7,655	309,568
Lumber Liquidators, Inc.*	3,900	58,344
MarineMax, Inc.*	7,100	32,305
Men’s Wearhouse, Inc. (The)	21,600	402,624
Midas, Inc.*	5,700	57,000
Monro Muffler, Inc.	6,875	171,669
New York & Co., Inc.*	9,800	56,840
Pacific Sunwear of California*	27,760	112,428
PEP Boys-Manny Moe & Jack	17,783	131,594

132 Semiannual Report 2009

Common Stocks (continued)
	Shares	Market Value

Specialty Retail (continued)

Pier 1 Imports, Inc.*	31,700	$59,279
Rent-A-Center, Inc.*	27,150	522,637
REX Stores Corp.*	3,400	40,460
Sally Beauty Holdings, Inc.*	39,600	293,040
Shoe Carnival, Inc.*	3,700	43,142
Sonic Automotive, Inc., Class A (a)	11,152	57,544
Stage Stores, Inc.	16,101	197,237
Stein Mart, Inc.*	10,733	46,903
Syms Corp.*	2,700	15,282
Systemax, Inc.*	4,600	77,556
Talbots, Inc.(a)	10,400	24,544
Tractor Supply Co.*	13,500	545,130
Tween Brands, Inc.*	10,607	30,972
Ulta Salon, Cosmetics & Fragrance, Inc.*	8,600	75,250
Wet Seal, Inc. (The), Class A*	38,705	147,466
Zale Corp.*	13,602	50,599
Zumiez, Inc.*	8,300	100,098

		11,094,587

Textiles, Apparel & Luxury Goods 1.6%
American Apparel, Inc.*	14,300	96,525
Carter’s, Inc.*	23,708	506,877
Cherokee, Inc.	3,200	58,464
Columbia Sportswear Co.(a)	5,200	159,744
CROCS, Inc.*	35,200	79,200
Deckers Outdoor Corp.*	5,478	309,617
FGX International Holdings Ltd.*	5,600	64,512
Fossil, Inc.*	19,045	383,947
Fuqi International, Inc.*	3,700	23,236
G-III Apparel Group Ltd.*	5,600	44,912
Iconix Brand Group, Inc.*	24,200	345,092
K-Swiss, Inc., Class A	10,881	109,245
Kenneth Cole Productions, Inc., Class A	3,870	26,781
Lululemon Athletica, Inc.* (a)	8,200	114,390
Maidenform Brands, Inc.*	9,500	121,125
Movado Group, Inc.	6,737	61,778
Oxford Industries, Inc.	6,057	58,995
Perry Ellis International, Inc.*	5,182	37,984
Quiksilver, Inc.*	53,100	87,615
Skechers U.S.A., Inc., Class A*	13,785	161,285
Steven Madden Ltd.*	7,398	217,649
Timberland Co. (The) Class A*	20,100	326,424
True Religion Apparel, Inc.*	7,200	113,472
Under Armour, Inc., Class A* (a)	13,830	325,558
Unifi, Inc.*	18,800	16,920
UniFirst Corp.	6,043	225,344
Volcom, Inc.*	7,700	103,873
Warnaco Group, Inc. (The)*	18,623	537,087
Weyco Group, Inc.	2,700	74,115
Wolverine World Wide, Inc.	20,846	434,222

		5,225,988

Thrifts & Mortgage Finance 1.5%
Abington Bancorp, Inc.	10,100	88,779
Anchor Bancorp Wisconsin, Inc.	8,317	13,557
Bank Mutual Corp.	20,260	208,070
BankFinancial Corp.	8,300	88,810
Beneficial Mutual Bancorp, Inc.*	13,500	135,810
Berkshire Hills Bancorp, Inc.	4,940	111,446
Brookline Bancorp, Inc.	24,485	242,891
Brooklyn Federal Bancorp, Inc.	1,700	21,114
Clifton Savings Bancorp, Inc.	4,400	48,312
Corus Bankshares, Inc.*	14,240	2,990
Danvers Bancorp, Inc.	7,500	108,825
Dime Community Bancshares	9,964	83,100
Doral Financial Corp.* (a)	2,200	10,450
ESSA Bancorp, Inc.	6,400	87,296
Federal Agricultural Mortgage Corp., Class C	4,100	12,956
First Financial Holdings, Inc.	4,900	44,100
First Financial Northwest, Inc.(a)	9,400	75,858
First Niagara Financial Group, Inc.	61,390	831,221
First Place Financial Corp.	7,235	41,095
Flagstar Bancorp, Inc.* (a)	28,195	40,883
Flushing Financial Corp.	9,050	83,351
Fox Chase Bancorp, Inc.*	2,700	25,596
Guaranty Financial Group, Inc.*	37,200	21,948
Home Federal Bancorp, Inc.	2,900	29,261
Kearny Financial Corp.	7,300	81,395
Meridian Interstate Bancorp, Inc.*	4,400	35,112
NASB Financial, Inc.	1,400	30,884
NewAlliance Bancshares, Inc.	45,520	587,663
Northwest Bancorp, Inc.	7,190	126,400
OceanFirst Financial Corp.	3,700	44,955
Ocwen Financial Corp.*	14,960	166,355
Oritani Financial Corp.*	5,000	70,950
PMI Group, Inc. (The)	33,300	20,979
Provident Financial Services, Inc.	25,106	267,881
Provident New York Bancorp	16,875	142,931
Radian Group, Inc.	34,000	58,820
Rockville Financial, Inc.	3,700	34,817
Roma Financial Corp.	3,700	48,137
Trustco Bank Corp.	31,808	190,848
United Community Financial Corp.	11,699	24,217
United Financial Bancorp, Inc.	7,300	96,871
ViewPoint Financial Group	4,600	71,576
Waterstone Financial, Inc.*	2,660	7,581
Westfield Financial, Inc.	13,028	121,683
WSFS Financial Corp.	2,609	70,730

		4,758,504

Tobacco 0.2%
Alliance One International, Inc.*	37,311	139,916
Star Scientific, Inc.* (a)	30,800	151,536

2009 Semiannual Report 133

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Tobacco (continued)

Universal Corp.	10,032	$302,565
Vector Group Ltd.	13,889	187,224

		781,241

Trading Companies & Distributors 0.7%
Aceto Corp.	10,000	71,500
Aircastle Ltd.	19,600	129,360
Applied Industrial Technologies, Inc.	17,712	398,520
Beacon Roofing Supply, Inc.*	18,570	295,263
DXP Enterprises, Inc.*	3,000	39,840
H&E Equipment Services, Inc.*	6,900	51,957
Houston Wire & Cable Co.	7,500	72,300
Interline Brands, Inc.*	13,600	176,256
Kaman Corp.	10,608	179,381
Lawson Products, Inc.	1,724	19,792
RSC Holdings, Inc.* (a)	20,000	143,000
Rush Enterprises, Inc., Class A*	14,150	186,214
TAL International Group, Inc.	6,100	58,438
Textainer Group Holdings Ltd.	4,000	35,440
Titan Machinery, Inc.*	3,000	30,390
Watsco, Inc.	9,833	422,327

		2,309,978

Transportation Infrastructure 0.0%
CAI International, Inc.*	3,200	11,712

Water Utility 0.3%
American States Water Co.	7,246	250,204
Cadiz, Inc.*	4,900	29,645
California Water Service Group	8,197	319,929
Connecticut Water Service, Inc.	3,500	72,590
Consolidated Water Co., Inc.	6,100	81,801
Middlesex Water Co.	5,600	78,960
SJW Corp.	5,545	139,734
Southwest Water Co.	10,325	59,266

		1,032,129

Wireless Telecommunication Services 0.2%
Centennial Communications Corp.*	27,100	224,117
FiberTower Corp.*	35,180	13,713
ICO Global Communications Holdings Ltd.*	32,800	18,040
iPCS, Inc.*	7,200	104,544
Syniverse Holdings, Inc.*	21,500	270,900
TerreStar Corp.*	17,900	9,129
USA Mobility, Inc.	9,124	101,459
Virgin Mobile USA, Inc., Class A*	12,000	24,600

		766,502

Total Common Stocks (cost $450,224,672)		304,877,766

Exchange Traded Funds 0.0%

	Shares	Market Value

Capital Markets 0.0%
Kayne Anderson Energy Development Co.	4,300	46,913

Total Exchange Traded Funds (cost $96,908)		46,913

Rights 0.0% (c)

Software 0.0%
Deltek, Inc.*	5,400	0

Total Rights (cost $ — )		0

Warrants 0.0%

Hotels, Restaurants & Leisure 0.0%
Krispy Kreme Doughnuts, Inc.*	301	4

Oil, Gas & Consumable Fuels 0.0% (c)
GreenHunter Energy, Inc.*	120	0

Total Warrants (cost $ — )		4

Repurchase Agreements 10.6%

	Principal Amount	Market Value

CS First Boston, 0.18%, dated 04/30/09, due 05/01/09, repurchase price $4,753,769, collateralized by U.S. Government Agency Mortgage 5.50%, maturing 04/01/39; total market value of $4,848,820	$4,753,745	4,753,745
Morgan Stanley, 0.15%, dated 04/30/09, due 05/01/09, repurchase price $20,270,161, collateralized by U.S. Government Agency Mortgages ranging 5.00% — 7.50%, maturing 07/01/19 — 11/01/47; total market value of $20,675,479 (d)	20,270,077	20,270,077

134 Semiannual Report 2009

Repurchase Agreements (continued)

	Principal Amount	Market Value

UBS Securities, 0.15%, dated 04/30/09, due 05/01/09, repurchase price $8,978,449, collateralized by U.S. Government Agency Securities ranging from 0.00% — 6.25%, maturing 05/06/09 — 04/23/29; total market value of $9,157,980	$8,978,412	$8,978,412

Total Repurchase Agreements (cost $34,002,234)		34,002,234

Total Investments (cost $484,323,814) (e) — 105.7%		338,926,917

Liabilities in excess of other assets — (5.7)%		(18,400,240)

NET ASSETS — 100.0%		$320,526,677

*	Denotes a non-income producing security.

(a)	The security or a partial position of this security is on loan at April 30, 2009. The total value of securities on loan at April 30, 2009 was $19,637,132.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to resale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2009 was 0 which represents 0.00 of net assets.

(c)	Fair Valued Security.

(d)	The security was purchased with cash collateral held from securities on loan (See Note 2). The total value of this security as of April 30, 2009 was $20,270,077.

(e)	See notes to financial statements for tax unrealized appreciation / (depreciation) of securities.

(f)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2009.

Ltd	Limited

NA	National Association

NV	Public Traded Company

SA	Stock Company

At April 30, 2009, the Fund’s open futures contracts were as follows:

			Market Value	Net Unrealized
Number of	Long		Covered by	Appreciation/
Contracts	Contracts	Expiration	Contracts	(Depreciation)

317	Russell 2000 Mini	06/19/09	$15,428,390	$1,832,351

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 135

Statement of Assets and Liabilities
April 30, 2009 (Unaudited)

Nationwide Small
Cap Index Fund

Assets:
Investments, at value (cost $450,321,580)*	$304,924,683
Repurchase agreements, at value and cost	34,002,234

Total Investments	338,926,917

Cash	390
Deposits with broker for futures	1,596,000
Interest and dividends receivable	278,748
Receivable for capital shares issued	213,857
Receivable for investments sold	748,298
Prepaid expenses and other assets	32,388

Total Assets	341,796,598

Liabilities:
Payable for investments purchased	750,579
Payable for capital shares redeemed	95,170
Payable upon return of securities loaned (Note 2)	20,270,077
Payable for variation margin on futures contracts	66,570
Accrued expenses and other payables:
Investment advisory fees	7,950
Fund administration fees	32,188
Distribution fees	20,401
Trustee fees	1,083
Compliance program costs (Note 3)	4,278
Custodian fees	5,809
Printing fees	1,478
Professional fees	14,338

Total Liabilities	21,269,921

Net Assets	$320,526,677

Represented by:
Capital	$475,260,982
Accumulated undistributed net investment income	60,559
Accumulated net realized losses from investment and futures transactions	(11,230,318)
Net unrealized appreciation/(depreciation) from investments	(145,396,897)
Net unrealized appreciation/(depreciation) from futures	1,832,351

Net Assets	$320,526,677

Net Assets:
Class A Shares	$102,647,539
Class B Shares	202,870
Class C Shares	511,386
Class R2 Shares (a)	630
Institutional Class Shares	217,164,252

Total	$320,526,677

*	Includes value of securities on loan of $19,637,132 (Note 2).

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

136 Semiannual Report 2009

	Nationwide Small
	Cap Index Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	13,918,443
Class B Shares	27,797
Class C Shares	70,278
Class R2 Shares (a)	86
Institutional Class Shares	29,165,315

Total	43,181,919

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$7.37
Class B Shares (b)	$7.30
Class C Shares (c)	$7.28
Class R2 Shares (a)	$7.36	(d)
Institutional Class Shares	$7.45
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.82

Maximum Sales Charge:
Class A Shares	5.75%

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(d)	The NAV reported above represents the traded NAV at April 30, 2009.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 137

Statement of Operations
For the Six Months Ended April 30, 2009 (Unaudited)

Nationwide Small
Cap Index Fund

INVESTMENT INCOME:
Interest income	$24,325
Dividend income	1,876,113
Income from securities lending (Note 2)	81,154
Foreign tax withholding	(182)

Total Income	1,981,410

EXPENSES:
Investment advisory fees	265,620
Fund administration fees	165,733
Distribution fees Class A	109,504
Distribution fees Class B	1,086
Distribution fees Class C	2,126
Distribution fees Class R2 (a)	2
Administrative services fees Class A	56,956
Registration and filing fees	37,077
Professional fees	24,495
Printing fees	11,996
Trustee fees	9,549
Compliance program costs (Note 3)	2,823
Custodian fees	8,639
Other	36,999

Total expenses before earnings credit and expenses reimbursed	732,605

Earnings credit (Note 5)	(2,591)
Expenses reimbursed by adviser	(163,863)

Net Expenses	566,151

NET INVESTMENT INCOME	1,415,259

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(5,998,596)
Net realized losses from futures transactions	(6,183,567)

Net realized losses from investments and futures transactions	(12,182,163)

Net change in unrealized appreciation/(depreciation) from investments	(13,805,035)
Net change in unrealized appreciation/(depreciation) from futures	4,955,984

Net change in unrealized appreciation/(depreciation) from investments and futures	(8,849,051)

Net realized/unrealized losses from investments and futures	(21,031,214)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(19,615,955)

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

138 Semiannual Report 2009

Statements of Changes in Net Assets

	Nationwide Small Cap Index Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)
Operations:
Net investment income	$1,415,259	$3,718,806
Net realized gains (losses) from investment and futures transactions	(12,182,163)	8,021,216
Net change in unrealized appreciation/(depreciation) from investments and futures	(8,849,051)	(165,931,044)

Change in net assets resulting from operations	(19,615,955)	(154,191,022)

Distributions to Shareholders From:
Net investment income:
Class A	(516,854)	(567,435)
Class B	(570)	(308)
Class C	(1,059)	(260)
Class R2 (a)	(4)	(4)
Institutional Class	(1,429,520)	(2,418,812)
Net realized gains:
Class A	(1,504,529)	(3,375,848)
Class B	(3,982)	(13,116)
Class C	(5,683)	(21,384)
Class R2 (a)	(10)	(31)
Institutional Class	(2,803,164)	(8,641,752)

Change in net assets from shareholder distributions	(6,265,375)	(15,038,950)

Change in net assets from capital transactions	57,988,914	12,051,436

Change in net assets	32,107,584	(157,178,535)

Net Assets:
Beginning of period	288,419,093	445,597,629

End of period	$320,526,677	$288,419,093

Accumulated undistributed net investment income at end of period	$60,559	$593,307

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$19,328,415	$53,368,760
Dividends reinvested	1,969,020	3,829,930
Cost of shares redeemed (b)	(5,615,998)	(32,807,583)

Total Class A	15,681,437	24,391,107

Class B Shares
Proceeds from shares issued	1,061	39,627
Dividends reinvested	3,944	12,389
Cost of shares redeemed	(48,107)	(39,671)

Total Class B	(43,102)	12,345

Class C Shares
Proceeds from shares issued	226,526	266,109
Dividends reinvested	3,968	11,055
Cost of shares redeemed	(74,327)	(254,095)

Total Class C	156,167	23,069

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Includes redemption fees — see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 139

Statements of Changes in Net Assets (Continued)

	Nationwide Small Cap Index Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares (a)
Proceeds from shares issued	$–	$–
Dividends reinvested	14	35
Cost of shares redeemed	–	–

Total Class R2	14	35

Institutional Class Shares
Proceeds from shares issued	47,386,947	57,244,248
Dividends reinvested	4,232,657	11,060,523
Cost of shares redeemed (b)	(9,425,206)	(80,679,891)

Total Institutional Class	42,194,398	(12,375,120)

Change in net assets from capital transactions:	$57,988,914	$12,051,436

SHARE TRANSACTIONS:
Class A Shares
Issued	2,870,031	4,809,026
Reinvested	273,766	322,044
Redeemed	(840,424)	(3,006,040)

Total Class A Shares	2,303,373	2,125,030

Class B Shares
Issued	153	3,385
Reinvested	546	1,043
Redeemed	(8,077)	(3,842)

Total Class B Shares	(7,378)	586

Class C Shares
Issued	31,584	24,827
Reinvested	556	930
Redeemed	(11,576)	(25,488)

Total Class C Shares	20,564	269

Class R2 Shares (a)
Issued	–	–
Reinvested	2	4
Redeemed	–	–

Total Class R2 Shares	2	4

Institutional Class Shares
Issued	6,970,050	5,161,621
Reinvested	588,974	924,436
Redeemed	(1,435,284)	(7,279,613)

Total Institutional Class Shares	6,123,740	(1,193,556)

Total change in shares:	8,440,301	932,333

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

140 Semiannual Report 2009

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Small Cap Index Fund

		Operations			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset	Net	Unrealized									Ratio of	Investment	(Prior to
	Value,	Investment	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	Income (Loss)	Reimbursements)
	Beginning	Income	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End of	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	Fees	Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Six Months Ended April 30, 2009 (Unaudited)	$8.25	0.03	(0.75)	(0.72)	(0.04)	(0.12)	(0.16)	– –	$7.37	(8.68%)	$102,647,539	0.68%	0.85%	0.80%	3.21%
Year Ended October 31, 2008	$13.09	0.07	(4.47)	(4.40)	(0.06)	(0.38)	(0.44)	–	$8.25	(34.65%)	$95,789,525	0.65%	0.75%	0.71%	37.88%
Year Ended October 31, 2007	$13.47	0.14	0.94	1.08	(0.18)	(1.28)	(1.46)	–	$13.09	8.36%	$124,188,723	0.71%	1.03%	0.75%	19.60%
Year Ended October 31, 2006	$11.90	0.15	2.06	2.21	(0.15)	(0.49)	(0.64)	–	$13.47	19.14%	$114,280,835	0.70%	1.21%	0.75%	31.51%
Year Ended October 31, 2005	$11.15	0.10	1.20	1.30	(0.10)	(0.45)	(0.55)	–	$11.90	11.67%	$65,750,869	0.69%	0.90%	0.77%	24.14%
Year Ended October 31, 2004	$10.25	0.06	1.06	1.12	(0.05)	(0.17)	(0.22)	–	$11.15	11.08%	$62,688,382	0.69%	0.56%	0.77%	24.10%

Class B Shares
Six Months Ended April 30, 2009 (Unaudited)	$8.15	0.02	(0.73)	(0.71)	(0.02)	(0.12)	(0.14)	–	$7.30	(8.73%)	$202,870	1.30%	0.53%	1.42%	3.21%
Year Ended October 31, 2008	$12.98	0.02	(4.45)	(4.43)	(0.01)	(0.38)	(0.39)	–	$8.16	(35.08%)	$286,977	1.30%	0.10%	1.36%	37.88%
Year Ended October 31, 2007	$13.36	0.06	0.93	0.99	(0.09)	(1.28)	(1.37)	–	$12.98	7.68%	$448,885	1.30%	0.45%	1.34%	19.60%
Year Ended October 31, 2006	$11.82	0.08	2.02	2.10	(0.07)	(0.49)	(0.56)	–	$13.36	18.38%	$482,293	1.30%	0.62%	1.35%	31.51%
Year Ended October 31, 2005	$11.08	0.03	1.19	1.22	(0.03)	(0.45)	(0.48)	–	$11.82	10.98%	$444,173	1.29%	0.28%	1.37%	24.14%
Year Ended October 31, 2004	$10.21	(0.01)	1.05	1.04	–	(0.17)	(0.17)	–	$11.08	10.28%	$424,121	1.29%	(0.04%)	1.37%	24.10%

Class C Shares
Six Months Ended April 30, 2009 (Unaudited)	$8.14	0.01	(0.73)	(0.72)	(0.02)	(0.12)	(0.14)	–	$7.28	(8.83%)	$511,386	1.30%	0.18%	1.42%	3.21%
Year Ended October 31, 2008	$12.94	–	(4.42)	(4.42)	–	(0.38)	(0.38)	–	$8.14	(35.06%)	$404,580	1.30%	0.13%	1.36%	37.88%
Year Ended October 31, 2007	$13.33	0.06	0.93	0.99	(0.10)	(1.28)	(1.38)	–	$12.94	7.74%	$639,822	1.30%	0.42%	1.34%	19.60%
Year Ended October 31, 2006	$11.80	0.06	2.05	2.11	(0.09)	(0.49)	(0.58)	–	$13.33	18.40%	$534,348	1.30%	0.53%	1.35%	31.51%
Year Ended October 31, 2005	$11.08	0.03	1.19	1.22	(0.05)	(0.45)	(0.50)	–	$11.80	10.99%	$199,527	1.29%	0.23%	1.37%	24.14%
Year Ended October 31, 2004	$10.20	–	1.06	1.06	(0.01)	(0.17)	(0.18)	–	$11.08	10.48%	$39,105	1.29%	(0.04%)	1.37%	24.10%

Class R2 Shares (f)
Six Months Ended April 30, 2009 (Unaudited)	$8.24	0.02	(0.74)	(0.72)	(0.04)	(0.12)	(0.16)	–	$7.36	(8.67%)	$630	0.93%	0.60%	1.05%	3.21%
Year Ended October 31, 2008	$13.08	0.07	(4.48)	(4.41)	(0.05)	(0.38)	(0.43)	–	$8.24	(34.72%)	$690	0.71%	0.67%	0.79%	37.88%
Period Ended October 31, 2007 (g)	$12.75	0.07	0.64	0.71	(0.15)	(0.23)	(0.38)	–	$13.08	5.64%	$1,056	0.68%	0.84%	0.70%	19.60%

Amounts designated as “–” are zero or have been rounded to zero. (a)	Excludes sales charge.
(b) Not annualized for periods less than one year.
(c) Annualized for periods less than one year.
(d) During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f) Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(g) For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are in integral part of these financial statements.

2009 Semiannual Report 141

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Financial Highlights (Continued)

		Operations			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset	Net	Unrealized									Ratio of	Investment	(Prior to
	Value,	Investment	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	Income (Loss)	Reimbursements)
	Beginning	Income	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End of	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	Fees	Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Institutional Class Shares
Six Months Ended April 30, 2009 (Unaudited)	$8.33	0.04	(0.74)	(0.70)	(0.06)	(0.12)	(0.18)	–	$7.45	(8.37%)	$217,164,252	0.30%	1.17%	0.42%	3.21%
Year Ended October 31, 2008	$13.22	0.12	(4.53)	(4.41)	(0.10)	(0.38)	(0.48)	–	$8.33	(34.45%)	$191,937,321	0.30%	1.13%	0.36%	37.88%
Year Ended October 31, 2007	$13.59	0.20	0.94	1.14	(0.23)	(1.28)	(1.51)	–	$13.22	8.76%	$320,319,143	0.30%	1.53%	0.33%	19.60%
Year Ended October 31, 2006	$12.00	0.20	2.07	2.27	(0.19)	(0.49)	(0.68)	–	$13.59	19.60%	$518,238,957	0.30%	1.61%	0.35%	31.51%
Year Ended October 31, 2005	$11.24	0.15	1.21	1.36	(0.15)	(0.45)	(0.60)	–	$12.00	12.11%	$348,509,477	0.29%	1.28%	0.37%	24.14%
Year Ended October 31, 2004	$10.32	0.10	1.09	1.19	(0.10)	(0.17)	(0.27)	–	$11.24	11.51%	$210,322,134	0.29%	0.97%	0.37%	24.10%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(g)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are in integral part of these financial statements.

142 Semiannual Report 2009

Notes to Financial Statements
April 30, 2009 (Unaudited)

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated as of October 30, 1997, as subsequently amended, was redomesticated as a Delaware statutory trust on February 28, 2005. The redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2009, the Trust operates thirty-two (32) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) series listed below (each, a “Fund”; collectively, the “Funds”):

-	Nationwide Bond Index Fund (“Bond Index”)
-	Nationwide International Index Fund (“International Index”)
-	Nationwide Mid Cap Market Index Fund (“Mid Cap Market Index”)
-	Nationwide S&P 500 Index Fund (“S&P 500 Index”)
-	Nationwide Small Cap Index Fund (“Small Cap Index”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account

2009 Semiannual Report 143

Notes to Financial Statements (Continued)
April 30, 2009 (Unaudited)

relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds that hold foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

The Funds are subject to the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), effective with the beginning of the Funds’ current fiscal year. This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are summarized below:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value securities are not intended to indicate the risk associated with investing in those securities.

144 Semiannual Report 2009

The following is a summary of the inputs used to value the Funds’ net assets as of April 30, 2009:

			Level 2 — Other Significant		Level 3 — Significant
	Level 1 — Quoted Prices		Observable Inputs		Unobservable Inputs		Total
	Investments	Other*	Investments	Other*	Investments	Other*	Investments	Other*

Bond Index	$—	$—	$1,065,530,676	$—	$—	$—	$1,065,530,676	$—

International Index	47,758,261	4,306,019	1,416,626,766	(467,255)	—	—	1,464,385,027	3,838,765

Mid Cap Market Index	605,425,265	2,522,896	55,895,039	—	—	—	661,320,304	2,522,896

S&P 500 Index	1,605,350,397	10,441,538	105,925,695	—	—	—	1,711,276,092	10,441,538

Small Cap Index	304,924,683	1,832,351	34,002,234	—	—	—	338,926,917	1,832,351

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

International Index
	Investments in	Other Financial
	Securities	Instruments*

Balance as of 1/31/2009	$166,083	$—

Accrued Accretion/ (Amortization)	—	—

Change in Unrealized Appreciation/(Depreciation)	—	—

Net Purchase/(Sales)	—	—

Transfers In/(Out) of Level 3	(166,083)	—

Balance as of 4/30/2009	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Statement of Investments, such as futures, forwards and options, which are valued at the unrealized appreciation/depreciation on the instrument.
Amounts designated as “—” are zero or have been rounded to zero.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or a qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

2009 Semiannual Report 145

Notes to Financial Statements (Continued)
April 30, 2009 (Unaudited)

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. International Index, which may engage in foreign currency transactions, translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. A Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

International Index and S&P 500 Index may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

Certain funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of that Fund’s NAV after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, a Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the contract amount. Subsequent payments, known as “variation margin” payments, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value of the underlying hedged assets.

(f)	Mortgage Dollar Rolls

Bond Index may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Mortgage dollar rolls are referred to as TBA’s on the Fund’s Statement of Investments. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income

146 Semiannual Report 2009

is generated as consideration for entering into these transactions and is included in interest income on the Statement of Operations.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(h)	Securities Lending

To generate additional income, each Fund may lend its respective portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of April 30, 2009, the Funds had securities with the following values on loan:

	Value of	Value of
Fund	Loaned Securities	Collateral

Bond Index	$36,161,649	$36,894,544	*

International Index	161,098,217	168,867,069	**

Mid Cap Market Index	36,786,102	37,777,187

S&P 500 Index	17,921,387	18,647,526

Small Cap Index	19,637,132	20,270,077

*	Includes $16,034,682 of collateral in the form of U.S. Government Sponsored and Agency Obligations securities, interest rates ranging from 0.0% to 7.0% and maturity dates ranging from 5/15/09 to 7/1/47.
**	Includes $3,547,411 of collateral in the form of U.S. Government securities, interest rates ranging from 0.85% to 5.35% and maturity dates ranging from 4/15/10 to 2/15/31.

(i)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

2009 Semiannual Report 147

Notes to Financial Statements (Continued)
April 30, 2009 (Unaudited)

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the respective Funds. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as distributions of paid-in-capital.

(j)	Federal Income Taxes

It is the policy of each Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”), provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, the filer may incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Each Fund’s taxable years 2005 to 2008 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Fund’s current financial statements FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(k)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all series within the Trust. For each Fund, except Bond Index, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total NAV of that class’s shares in proportion to the total net assets of the series. For the Bond Index, the allocation method used is based on the fair value of settled shares outstanding. Under this method, earnings are allocated based on the fair value of settled shares. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”) manages the investment of the assets and supervises the daily business affairs of the Funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. NFA provides investment management evaluation services in initially

148 Semiannual Report 2009

selecting and monitoring, on an ongoing basis, the performance of BlackRock Investment Management LLC, the subadviser for the Funds. BlackRock Investment Management LLC manages each Fund’s investments and has the responsibility for making all investment decisions for the Funds.

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. From these fees, pursuant to the subadvisory agreement, NFA pays fees to the subadviser. For the six months ended April 30, 2009, the Funds paid investment advisory fees to NFA according to the schedule below:

Fund	Fee Schedule	Total Fees

Bond Index	Up to $1.5 billion	0.22%
	$1.5 billion up to $3 billion	0.21%
	On $3 billion and more	0.20%

International Index	Up to $1.5 billion	0.27%
	$1.5 billion up to $3 billion	0.26%
	On $3 billion and more	0.25%

Mid Cap Market Index	Up to $1.5 billion	0.22%
	$1.5 billion up to $3 billion	0.21%
	On $3 billion and more	0.20%

S&P 500 Index	Up to $1.5 billion	0.13%
	$1.5 billion up to $3 billion	0.12%
	$3 billion up to $4.5 billion	0.11%
	On $4.5 billion and more	0.10%

Small Cap Index	Up to $1.5 billion	0.20%
	$1.5 billion up to $3 billion	0.19%
	On $3 billion and more	0.18%

From such fees, pursuant to the subadvisory agreements, NFA paid the subadviser $1,441,724 for the six months ended April 30, 2009.

NFA and the Trust have entered into a written Expense Limitation Agreement with respect to the Funds that limits operating expenses (excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, short sale dividend expenses, administrative service fees, other expenditures which are capitalized in accordance with GAAP and expenses incurred by a Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below until at least February 28, 2010:

Fund	Classes	Amount

Bond Index (a)	All Classes	0.32%

International Index (a)	All Classes	0.37%

Mid Cap Market Index	All Classes	0.32%

S&P 500 Index	All Classes	0.23%

Small Cap Index (a)	All Classes	0.30%

(a)	The Expense Limitation Agreement also states that for this Fund, the expense ratio for Class A, Class B, Class C, and Institutional Class shares will not exceed 4.00% through March 1, 2011.

NFA may request and receive reimbursement from the Funds for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is

2009 Semiannual Report 149

Notes to Financial Statements (Continued)
April 30, 2009 (Unaudited)

approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.

As of April 30, 2009, the cumulative potential reimbursements of the following Funds, based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursements to the Fund were made for expenses reimbursed by NFA, would be:

	Fiscal Year	Fiscal Year	Six Months Ended
	2007	2008	April 30, 2009
Fund	Amount	Amount	Amount

Bond Index	$439,605	$527,490	$425,158

International Index	386,490	1,015,839	590,137

Mid Cap Market Index	319,532	404,937	247,298

S&P 500 Index	375,580	947,881	689,641

Small Cap Index	164,560	217,602	163,863

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFS Distributors Inc. (“NFSDI”). These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

	Class A	Class B	Class C	Class R2	Service Class
Fund	Shares	Shares	Shares	Shares*	Shares

Bond Index	0.25%	1.00%	1.00%	0.50%	N/A

International Index	0.25%	1.00%	1.00%	0.50%	N/A

Mid Cap Market Index	0.25%	1.00%	1.00%	0.50%	N/A

S&P 500 Index	0.25%	1.00%	1.00%	0.50%	0.15%

Small Cap Index	0.25%	1.00%	1.00%	0.50%	N/A

*	Formerly Class R Shares.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares, which may cause the current value of a shareholder’s account to fall below the total purchase payments. A CDSC, if applicable, will be imposed on redemptions of Class B and shares made within six years of the purchase. Class C shares have a CDSC fee of 1% imposed on redemptions of Class C shares of the Funds made within one year of purchase. For the six months ended April 30, 2009, NFD received commissions of $55,990 from front-end sales charges of Class A shares and from CDSC fees from Class B and Class C shares of the Funds, of which $13,193 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFSDI, provides various administrative and accounting services for the Funds, and serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. The fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according

150 Semiannual Report 2009

to the fee schedule below. The fees are then allocated proportionately among all series within the Trust in relation to the average daily net assets of each series and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.26%

$1 billion to $3 billion	0.19%

$3 billion to $4 billion	0.15%

$4 billion to $5 billion	0.08%

$5 billion to $10 billion	0.05%

$10 billion to $12 billion	0.03%

$12 billion and more	0.02%

*	The assets of the Nationwide Investor Destinations Aggressive, Nationwide Investor Destinations Moderately Aggressive, Nationwide Investor Destinations Moderate, Nationwide Investor Destinations Moderately Conservative and Nationwide Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Nationwide Destination 2010, Nationwide Destination 2015, Nationwide Destination 2020, Nationwide Destination 2025, Nationwide Destination 2030, Nationwide Destination 2035, Nationwide Destination 2040, Nationwide Destination 2045, Nationwide Destination 2050, and Nationwide Retirement Income Funds (collectively, the “Target Destination Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Target Destination Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services to the Funds.

NFA and Citi have agreed to designate certain sub-transfer agency agreements NFA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, Citi will credit to NFA an amount equal to the lesser of (i) the actual amount NFA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. Citi will calculate and credit such amounts to NFA’s fees on a monthly basis. All amounts will be credited to each applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, NFS and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each share class of S&P 500 Index and 0.25% of the average daily net assets of Class A and Class R2 (formerly Class R) shares of Bond Index, International Index, Mid Cap Market Index, and Small Cap Index.

For the six months ended April 30, 2009, NFS received the following amounts in administrative services fees from each Fund:

Fund	Amount

Bond Index	$68,515

International Index	181,573

Mid Cap Market Index	78,635

S&P 500 Index	487,364

Small Cap Index	62,292

2009 Semiannual Report 151

Notes to Financial Statements (Continued)
April 30, 2009 (Unaudited)

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFA and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the six months ended April 30, 2009, the Funds’ portion of such costs amounted to $46,558.

4. Short-Term Trading Fees

The Funds assess a 2.00% short-term trading fee on all classes of shares that are purchased and are sold or exchanged within seven calendar days of purchase. The short-term trading fee is paid directly to the applicable Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. This short-term trading fee is in addition to any CDSCs that may be applicable at the time of sale. The short-term trading fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the short-term trading fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the six months ended April 30, 2009, the Funds had contributions to capital due to redemption fees in the amounts of:

					Institutional	Service	Institutional
Fund	Class A	Class B	Class C	Class R2*	Service Class	Class	Class

Bond Index	$2	$506	$—	N/A	N/A	N/A	$11

International Index	$41	$—	$2	$—	N/A	N/A	$—

Mid Cap Market Index	$79	$—	$—	$—	N/A	N/A	$—

S&P 500 Index	$—	$6	$—	$—	$—	$—	$15

Small Cap Index	$60	$—	$—	$—	N/A	N/A	$—

For the year ended October 31, 2008, the Funds had contributions to capital due to redemption fees in the amounts of:

					Institutional	Service	Institutional
Fund	Class A	Class B	Class C	Class R2*	Service Class	Class	Class

Bond Index	$646	$—	$—	N/A	N/A	N/A	$—

International Index	$9	$—	$—	$—	N/A	N/A	$8

Mid Cap Market Index	$220	$—	$—	$—	N/A	N/A	$—

S&P 500 Index	$1,135	$—	$—	$—	$—	$—	$236

Small Cap Index	$97	$—	$—	$—	N/A	N/A	$444

*	Formerly Class R Shares.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Funds’ custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, expiring on July 23, 2009, with a commitment fee of 0.07% per year on $100,000,000. There are three (3) other lenders participating in this arrangement. Advances taken by the Funds under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require

152 Semiannual Report 2009

the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. There were no borrowings under this line of credit during the six months ended April 30, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those series that use DDAs based on the number of open shareholder accounts in each series. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2009 were as follows:

Fund	Purchases	Sales

Bond Index	$396,340,761	$519,618,264

International Index	101,235,388	20,048,696

Mid Cap Market Index	128,749,061	68,541,996

S&P 500 Index	125,145,254	33,430,701

Small Cap Index	59,944,112	7,987,067

Purchases and sales of U.S. Government securities for the six months ended April 30, 2009, were as follows:

Fund	Purchases	Sales

Bond Index	$94,603,733	$113,825,365

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience however, the Trust expects that risk of loss to be remote.

2009 Semiannual Report 153

Notes to Financial Statements (Continued)
April 30, 2009 (Unaudited)

9. New Accounting Pronouncements

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about each Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on each Fund’s financial statements and related disclosures.

In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (the “Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings and hybrid financial instruments containing embedded credit derivatives. Management has concluded that adoption of the Amendment did not impact each Fund’s financial statement disclosures.

In April 2009, the FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also provides guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Funds’ financial statement disclosures.

10. Other

As of April 30, 2009, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts

Bond Index	89%	5

International Index	70%	4

Mid Cap Market Index	78%	4

S&P 500 Index	76%	4

Small Cap Index	85%	4

11. Federal Tax Information

As of April 30, 2009, the tax cost of securities and the breakdown of the unrealized appreciation/(depreciation) for each Fund were as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Bond Index	$1,066,851,037	$20,349,560	$(21,275,624)	$(926,064)

International Index	1,905,711,632	53,202,368	(494,528,973)	(441,326,605)

Mid Cap Market Index	900,795,975	14,477,126	(253,952,797)	(239,475,671)

S&P 500 Index	2,337,385,928	42,726,373	(668,836,209)	(626,109,836)

Small Cap Index	487,565,322	7,099,249	(155,737,654)	(148,638,405)

154 Semiannual Report 2009

Supplemental Information
(Unaudited)

A. Renewal of Advisory (and Sub-advisory) Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreement”) with its investment adviser and, as applicable, sub-advisers (together, the “Adviser”) must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund”), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including the services and support provided to the Fund and its shareholders.

On December 2, 2008, the Trustees met in person with their independent legal counsel (“Independent Legal Counsel”), the Adviser, Trust counsel, and others to give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the December 2, 2008 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreement, and to request any additional information they considered reasonably necessary to their deliberations.

In preparation for the December 2, 2008 meeting, the Trustees were provided, at the request of the Trustees, with a wide range of information to assist in their deliberations, including (i) reports from Lipper Inc. describing, on a fund-by-fund basis, each Fund’s (a) performance rankings (where “first quintile” denotes the best performance) (over multiple years ended September 30, 2008) compared with performance groups and performance universes created by Lipper (and in some cases, customized peer groups created by the Adviser) of similar or peer group funds, and (b) expense rankings (where “first quintile” denotes the lowest fees and expenses) comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds; (ii) information from the Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple years ended September 30, 2008) compared with the Fund’s benchmark and Lipper categories; (iii) for Funds under “close review,” copies of letters from Adviser to the portfolio manager of each such Fund, together with the portfolio manager’s written response describing the reasons for the Fund’s underperformance, (iv) information from the Adviser describing, on a Fund-by-Fund basis, annual performance for the year ended September 30, 2008, (v) information from the Adviser describing, on a Fund-by-Fund basis, the Adviser’s profitability in providing services under the Advisory Agreement, together with an explanation of the Adviser’s methodology in calculating its profitability, (vi) information from the Adviser describing, on a Fund-by-Fund basis, any fees paid to the Adviser for managing similar, non-affiliated institutional accounts, including the range of fee levels for such accounts, and (vii) information from the Adviser describing ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent.

At the December 2, 2008 meeting, the Trustees reviewed, considered and discussed, among themselves and with the Adviser, Trust counsel and Independent Legal Counsel, among other things, the information described above, and information regarding: (i) the nature, extent and quality of services provided by the Adviser under the Advisory Agreement, (ii) the investment performance of each Fund and the Adviser, (iii) the costs of the services provided by the Adviser under the Advisory Agreement and the profits realized by the Adviser thereunder, (iv) the extent to which economies of scale may be present and, if so, whether they are being shared with the Fund’s shareholders, (v) comparisons of the Adviser’s fees under the Advisory Agreement with investment advisory fees paid by a peer group of funds and those paid by non-affiliated institutional clients to the Adviser for managing similar accounts, and (vi) any ancillary benefits inuring to the Adviser and its affiliates as a result of being investment adviser for the Trust. The Trustees also considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio

2009 Semiannual Report 155

Supplemental Information (Continued)
(Unaudited)

transactions, including the standards and performance in seeking best execution, allocation of soft dollars for research products and services, portfolio turnover rates, and other benefits from the allocation of brokerage; the financial condition and stability of the Adviser; the terms of each Advisory Agreement; and the effect of advisory and other fees on the Fund’s total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds.

As part of the December 2, 2008 Board meeting, the Independent Trustees developed a list of follow-up matters and questions and asked that the Adviser respond to such matters and questions at the contract approval meeting of the Board of Trustees to be held on January 16, 2009.

At the January 16, 2009 meeting of the Board of Trustees of the Trust, the Board received and considered information provided by the Adviser in follow-up from the December 2, 2008 Board meeting and, after consulting among themselves, and with the Adviser, Trust counsel and Independent Legal Counsel, concluded unanimously to renew the Advisory Agreement for the reasons set forth in the following section.

Nationwide Bond Index Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA and BlackRock Investment Management, the Fund’s sub-adviser, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory and sub-advisory agreements and mutual fund industry norms. Turning to performance, the Trustees noted that the Fund’s performance for Institutional Class shares for each of the one-, three-, and five-year periods ended September 30, 2008 was in the first quintile of its Peer Universe, but slightly below the performance of the Barclays Capital U.S. Aggregate Bond Index, the Fund’s benchmark, which, because of the effect of expenses, was expected. The Trustees noted that the Fund had achieved its objective of closely tracking the performance of the Barclays Capital U.S. Aggregate Bond Index.

The Trustees noted that the Fund’s actual advisory fee for Institutional Class shares was in the third quintile and slightly above the median of its Peer Universe. The Trustees noted, however, that the Fund’s total expenses were in the second quintile of its Peer Group. The Trustees noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees). The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees noted that the proposed investment advisory fee schedule for the Fund contains breakpoints that are a reasonable means to provide the benefits of economies of scale to shareholders as the Fund grows, although the asset level at which such economies can be realized and shared has not yet been achieved.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory and Sub-Advisory Agreements with respect to the Fund should be renewed.

Nationwide International Index Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA and BlackRock Investment Management, the Fund’s sub-adviser, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory and sub-advisory agreements and mutual fund industry norms. Turning to performance, the Trustees noted that, for each of the one-, three-, and five-year periods ended September 30, 2008, the Fund’s performance for Institutional Class shares was in the first, first, and second quintiles of its Peer Group, respectively. The Trustees also noted that for each of the one- and three-year periods ended September 30, 2008, the Fund outperformed its benchmark, the MSCI EAFE Index, but underperformed the benchmark for the five-year period ended September 30, 2008, which, because of the effect of expenses, was expected. The Trustees noted that the Fund had achieved its objective of closely tracking the performance of the MSCI EAFE Index.

The Trustees noted that the Fund’s contractual advisory fee for Institutional Class shares was in the third quintile and at the median of its Peer Group, while the actual advisory fee was in the second quintile of its Peer

156 Semiannual Report 2009

Group. The Trustees also noted that the Fund’s total expenses were in the first quintile of its Peer Group. The Trustees noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees). The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees noted that the advisory fee schedule includes breakpoints, and that the first breakpoint has been reached. The Trustees concluded that the shareholders of the Fund have appropriately benefited from economies of scale under the proposed advisory fee schedule, in light of such breakpoints.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory and Sub-Advisory Agreements with respect to the Fund should be renewed.

Nationwide Mid Cap Market Index Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA and BlackRock Investment Management, the Fund’s sub-adviser, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory and sub-advisory agreements and mutual fund industry norms. Turning to performance, the Trustees noted that, for each of the one-, three-, and five-year periods ended September 30, 2008, the Fund’s performance for Institutional Class shares was in the second quintile of its Peer Universe. The Trustees also considered that, for each period, the Fund slightly underperformed its benchmark, the S&P MidCap 400® Index, which, because of the effect of expenses, was to be expected. The Trustees noted that the Fund had achieved its objective of closely tracking the performance of the S&P MidCap 400® Index.

The Trustees noted that the Fund’s contractual advisory fee and actual advisory fee for Institutional Class shares were in the fifth quintile of its Peer Group, but that the Fund’s advisory fee was being measured against a very small Peer Group (i.e., 6 other funds) and that the Fund’s actual advisory fee was in the fourth quintile of its Peer Universe. The Trustees also noted that the Fund’s total expenses were in the second quintile of its Peer Group. The Trustees noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees). The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees noted that the proposed investment advisory fee schedule for the Fund contains breakpoints that are a reasonable means to provide the benefits of economies of scale to shareholders as the Fund grows, although the asset level at which such economies can be realized and shared has not yet been achieved.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory and Sub-Advisory Agreements with respect to the Fund should be renewed.

Nationwide S&P 500 Index Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA and BlackRock Investment Management, LLC (“BlackRock Investment Management”), the Fund’s sub-adviser, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory and sub-advisory agreements and mutual fund industry norms. Turning to performance, the Trustees noted that, for the one-year period ended September 30, 2008, the Fund’s performance for Institutional Class shares was in the fifth quintile of its Peer Group, but that for each of the three- and five-year periods ended September 30, 2008, the Fund’s performance for Institutional Class shares placed it in the second quintile of its Peer Group. The Trustees considered that, for each period, the Fund slightly underperformed its benchmark, the S&P 500® Index, which, because of the effect of expenses, was to be expected. The Trustees noted that the Fund had achieved its objective of closely tracking the performance of the S&P 500® Index.

The Trustees noted that the Fund’s contractual advisory fee for Institutional Class shares was in the fourth quintile of its Peer Group, but that the Fund’s actual advisory fee was in the second quintile of its Peer Group. The Trustees also noted that the Fund’s total expenses were in the first quintile of its Peer Group. The Trustees

2009 Semiannual Report 157

Supplemental Information (Continued)
(Unaudited)

noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees). The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees noted that the advisory fee schedule includes breakpoints, and that the first breakpoint has been reached. The Trustees concluded that the shareholders of the Fund have appropriately benefited from economies of scale under the proposed advisory fee schedule, in light of such breakpoints.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory and Sub-Advisory Agreements with respect to the Fund should be renewed.

Nationwide Small Cap Index Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA and BlackRock Investment Management, the Fund’s sub-adviser, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory and sub-advisory agreements and mutual fund industry norms. Turning to performance, the Trustees noted that, for each of the one- and three-year periods ended September 30, 2008, the Fund’s performance for Institutional Class shares was in the second quintile of its Peer Universe. With respect to the five-year period ended September 30, 2008, the Fund’s performance for Institutional Class shares was in the third quintile and above the median of its Peer Universe. In this regard, the Trustees noted that the Fund’s Peer Universe is not limited to index or index-based funds, but rather, includes all retail and institutional small cap core funds, regardless of asset size or primary channel of distribution. The Trustees also noted that, for each period, the Fund’s performance was slightly below that of the Russell 2000 Index, the Fund’s benchmark, which, because of the effect of expenses, was to be expected. The Trustees noted that the Fund had achieved its objective of closely tracking the performance of the Russell 2000 Index.

The Trustees noted that the Fund’s contractual advisory fee for Institutional Class shares was in the third quintile of its Peer Group, slightly above the median, and that the actual advisory fee was in the second quintile of its Peer Group. The Trustees also noted that the Fund’s total expenses were in the first quintile of its Peer Group. The Trustees noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees). The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees noted that the proposed investment advisory fee schedule for the Fund contains breakpoints that are a reasonable means to provide the benefits of economies of scale to shareholders as the Fund grows, although the asset level at which such economies can be realized and shared has not yet been achieved.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory and Sub-Advisory Agreements with respect to the Fund should be renewed.

158 Semiannual Report 2009

Management Information
April 30, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust

			Number of
			Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex	Other
Name, Address	and Length of	Principal Occupation(s)	Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	94	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting group) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	94	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	94	None

Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group), until 2001. Ms. Dryden was a managing partner at Mitchell Madison Group from 1996-2001.	94	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 to June 2000 and President & CEO from June 1992 to October 1999.	94	None

2009 Semiannual Report 161

Management Information (Continued)
April 30, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex	Other
Name, Address	and Length of	Principal Occupation(s)	Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	94	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997
Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			94	None

162 Semiannual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex	Other
Name, Address	and Length of	Principal Occupation(s)	Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman Since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology orientated investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	94	None

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
[3]	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFA, the Fund’s investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, are wholly-owned subsidiaries of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge by calling 800-848-0920.

2009 Semiannual Report 163

Management Information (Continued)
April 30, 2009 (Unaudited)

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund	Other
	with the Trust		Complex	Directorships
Name, Address	and Length of	Principal Occupation(s)	Overseen	Held by
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Trustee[3]
Michael S. Spangler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is the President and Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC [2] and Nationwide Fund Distributors LLC [2], and is a Senior Vice President of Nationwide Financial Services, Inc.[2] From May 2004 until May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc., and Vice President and Director of Touchstone Investments Business Operations from July 2002 until May 2004.
			N/A	N/A

Stephen T. Grugeon Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. [2] Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company and includes Nationwide SA Capital Trust. [2] From February 2008 through June 2008, Mr. Grugeon also served as acting President and Chief Executive Officer of Nationwide Mutual Funds, Nationwide Variable Insurance Trust and Nationwide Funds Group. [2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. [2] He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation, a subsidiary of NWD Investments, from 1999 through 2003.[2]
			N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2]From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]
			N/A	N/A

164 Semiannual Report 2009

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund	Other
	with the Trust		Complex	Directorships
Name, Address	and Length of	Principal Occupation(s)	Overseen	Held by
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Trustee[3]
Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA.[2] She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide.[2] From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007). [2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Director of Economic and Risk Analysis Lab of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

2009 Semiannual Report 165

Management Information (Continued)
April 30, 2009 (Unaudited)

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund	Other
	with the Trust		Complex	Directorships
Name, Address	and Length of	Principal Occupation(s)	Overseen	Held by
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Trustee[3]
Michael Butler[4] Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008
Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President and Director of Nationwide Fund Distributors LLC (since January 2008). [2] From January 2006 through April 2007, Mr. Butler was Vice President — Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President — Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	This position is held with an affiliated person or principal underwriter of the Trust.
[3]	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mr. Butler has announced his resignation effective June 30, 2009.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. This summary is available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

166 Semiannual Report 2009

P.O. Box 182205
Columbus, OH 43218-2205
nationwide.com/mutualfunds

Nationwide, Nationwide Financial, the Nationwide Framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2009 Nationwide Funds Group.
All rights reserved.

SAR-IDX 6/09

Nationwide Mutual Funds
SemiannualReport
April 30, 2009 (Unaudited)

Investor Destinations Funds
Nationwide Investor Destinations Aggressive Fund
Nationwide Investor Destinations Moderately Aggressive Fund
Nationwide Investor Destinations Moderate Fund
Nationwide Investor Destinations Moderately Conservative Fund
Nationwide Investor Destinations Conservative Fund

SemiannualReport
April 30, 2009 (Unaudited)

Contents

1	Message to Shareholders

Investor Destinations Funds
6	Nationwide Investor Destinations Aggressive Fund
20	Nationwide Investor Destinations Moderately Aggressive Fund
34	Nationwide Investor Destinations Moderate Fund
48	Nationwide Investor Destinations Moderately Conservative Fund
62	Nationwide Investor Destinations Conservative Fund

76	Notes to Financial Statements

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on nationwidefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

This page intentionally left blank

Message to Shareholders
April 30, 2009

Dear Shareholder,

The semiannual reporting period for the Nationwide Mutual Funds (NMF) has encompassed two extremely difficult quarters for stock mutual fund investing. Although the blue-chip indexes, including the Dow Jones Industrial Average (DJIA), sank to 12-year lows on March 9th of this year, the market has shown some signs of cautious rebounding. It may be too early to call this a recovery, but at the start of the second quarter of 2009, stock prices began to show signs of improvement.

Federal Reserve Board Chairman Ben Bernanke has talked about seeing “green shoots” in the financial system in the wake of the central bank’s unprecedented efforts to get credit flowing again. Chairman Bernanke has cited as evidence of economic improvement: the rise in consumer spending in the first quarter of the year; a slow, but steady rate of new and existing home purchases, and a modest revival of the credit markets.

Some of those “shoots” are, indeed, hopeful signs. The recession, however, is not fading as quickly as we all would wish. The much-anticipated government plan to remove toxic assets from banks’ balance sheets, as of this writing, has not been implemented. The results from the government’s stress testing of banks are just being disseminated, and the early news indicates that some banks may require more relief.

In the coming months, investors will be keeping an eye on Washington as much as on Wall Street. The damage to the economy remains severe; the latest government figures suggest that, at best, the pace of the negative news has slowed.

This has been a challenging time in the financial markets. At Nationwide® and Nationwide Funds Groupsm we continue to keep a long-term perspective. We remain committed to the underlying investment principles of our funds.

We thank you for entrusting your assets to Nationwide Mutual Funds.

Sincerely,

Michael S. Spangler
President
Nationwide Mutual Funds

2009 Semiannual Report 1

This report and the holdings provided are for informational purposes only, and are not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is accurate as of the date of this report and subject to change at any time. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The objective is to reduce long-term risk and capture potential profits across various asset classes. Remember, though, asset allocation does not ensure a profit nor protect against losses, including possible loss of principal.

Day-to-day market activity will likely cause a Fund’s asset allocations to fluctuate from the stated target. Under ordinary circumstances, the Adviser will periodically rebalance the assets of each Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Funds’ prospectus.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved.

Each Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations. Each Fund’s underlying funds may be subject to specific investment risks such as those associated with small companies, international securities, initial public offerings, bonds and short-term instruments. Please see the Funds’ prospectus for information about the specific risks of this type of an investment.

The Nationwide Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Nationwide Investor Destinations Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

There is no assurance that a diversified portfolio will produce better results than a nondiversified portfolio.

Note that diversification does not ensure a profit nor protect against loss in a declining market. Investing in alternative asset classes involves special risk.

The Nationwide Investor Destinations Aggressive Fund benchmark consists of 95% Standard & Poor’s 500® (S&P 500) Index and 5% Barclays Capital (BARCAP) U.S. Aggregate Bond Index.

The Nationwide Investor Destinations Moderately Aggressive Fund benchmark consists of 80% Standard & Poor’s 500® (S&P 500) Index, 15% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 5% Citigroup 3-Month Treasury Bill (T-Bill) Index.

The Nationwide Investor Destinations Moderate Fund benchmark consists of 60% Standard & Poor’s 500® (S&P 500) Index, 25% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 15% Citigroup 3-Month Treasury Bill (T-Bill) Index.

The Nationwide Investor Destinations Moderately Conservative Fund benchmark consists of 40% Standard & Poor’s 500® (S&P 500) Index, 35% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 25% Citigroup 3-Month Treasury Bill (T-Bill) Index.

The Nationwide Investor Destinations Conservative Fund benchmark consists of 45% Citigroup 3-Month Treasury Bill (T-Bill) Index, 35% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 20% Standard & Poor’s 500® (S&P 500) Index.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Sales charge and fee information:
Nationwide Investor Destinations Aggressive Fund
Nationwide Investor Destinations Moderately Aggressive Fund
Nationwide Investor Destinations Moderate Fund
Nationwide Investor Destinations Moderately Conservative Fund
Nationwide Investor Destinations Conservative Fund

Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Investors may be able to reduce or eliminate front-end sales charges on Class A shares, based on investment size. Please consult the Fund’s prospectus for more details.

Performance shown is for Class A shares at NAV. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Total returns reflect a waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower.

2 Semiannual Report 2009

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Citigroup 3-Month Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 1-800-848-0920 to request a prospectus, or download a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass.

The Funds’ adviser or its employees may have a position in the securities named in this report.

Investing in mutual funds involves risk, including the possible loss of principal. Investors’ shares, when redeemed, may be worth more or less than their original cost.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market.

The Treasury Department has extended the U.S. Department of the Treasury’s Temporary Guarantee Program (the “Program”) for Money Market Funds until September 18, 2009. The Board of Trustees of Nationwide Mutual Funds approved the continued participation of the Nationwide Money Market Fund in the Program on April 8, 2009.

Here are some reminders about the Program:

•	Only shareholders who held shares in the Nationwide Money Market Fund on September 19, 2008, are eligible for protection under the Program.

•	The Program currently in place provides a guarantee to these shareholders based on the number of shares invested in the Funds at the close of business on September 19, 2008.

•	Any increase in the number of shares an eligible shareholder holds after the close of business on September 19, 2008, will not be guaranteed by the Program.

•	If a customer closes his or her account with a fund or broker-dealer, any future investment in the fund will not be guaranteed.

•	If the number of shares an investor holds fluctuates during the period, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less.

•	The Program is not part of the U.S. Treasury Department’s Troubled Asset Relief Program (TARP). The Program is intended to provide relief for investors in the event the per-share value of any of the money market funds falls below $0.995 and a fund liquidates its holdings. The Program will provide coverage to a fund’s shareholders of record at the close of business on September 19, 2008, up to $1.00 per share for the lesser of either the number of shares the investor held in that fund or the number of shares the investor held the date the per-share value fell below $0.995. This is commonly referred to as “breaking the buck.”

•	The U.S. Treasury Department, through the Exchange Stabilization Fund (“ESF”), is providing this guarantee. In the event that a participating fund breaks the buck and liquidates, a guarantee payment should be made to investors through

2009 Semiannual Report 3

their fund within approximately 30 days, subject to possible extensions at the discretion of the Treasury. Payments to investors under the Program will depend on the availability of assets in the ESF, which currently totals approximately $50 billion. The U.S. Department of the Treasury and the Secretary of the Treasury have the authority to use assets from the ESF for purposes other than those of the Program.

•	Participation in each period of the Program requires a payment to the U.S. Department of the Treasury in the amount of 0.015% based on the net asset value of the Fund as of September 19, 2008. Each Fund individually bears this expense without regard to any expense limitation currently in effect for the Fund.

Based in Conshohocken, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Nationwide Funds distributed by Nationwide Fund Distributors LLC, Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428.

4 Semiannual Report 2009

Summary of Market Environment

The following is a summary from Nationwide Funds Group regarding market conditions during the reporting period.

The first half of the reporting period was filled with economic events that have not happened in the United States in more than 50 years, nor, in many cases, since the time of the Great Depression of the late 1920s and 1930s. A rebound in the markets began in mid-March and continued into April, evidence that market observers, as well as investors, are anticipating improvement in the economy during the latter half of 2009 and early 2010. Economic news during the reporting period was mixed, with signs of brightening frequently offset by events that indicated a deepening of the recession.

Some of the negative news included: (1) a 6.1% decrease in the annualized U.S. gross domestic product (GDP) for the first quarter of 2009, as reported by the U.S. Bureau of Economic Analysis; (2) a continuously rising jobless rate, which hit 8.9% in April 2009 according to the Department of Labor (DOL), representing the highest level in the jobless rate since 1983 (as companies continue laying off workers, the unemployment rate well may increase to 10% by the end of 2009); (3) a spate of new questions about the capital positions of some of the largest U.S. financial institutions; (4) persistently-low consumer confidence, resulting in depressed spending levels; and (5) the spreading of residential real estate market troubles to commercial real estate, causing even greater levels of stress in the financial system.

Toward the end of March and into April, some signs emerged that the worst of the economic news might be behind us: (1) indicators pointed to the possibility that price declines in the U.S. housing market were nearing an end; (2) President Obama’s administration announced the “Public-Private Investment Program” (PPIP) to help banks unload some of their illiquid assets; and (3) the U.S. Bureau of Economic Analysis reported in April that personal consumption rose by 2.2% in the first quarter of 2009, an indication that consumer confidence may be strengthening.

A broad look at index performance during the reporting period revealed that mid-capitalization U.S. equities beat their large- and small-cap counterparts by a significant margin. Specifically, large caps, as measured by the Standard & Poor’s 500® (S&P 500) Index, fell 8.5% during the reporting period amid continuing market volatility. Mid-caps, as measured by the Standard & Poor’s MidCap 400 (S&P 400) Index, lost 0.2%, and small caps, as measured by the Russell 2000® Index, declined 8.4%.

In general, the performance of international stocks experienced a significant upswing during the latter part of the reporting period, outpacing that of U.S. equities. International developed market stocks, as measured by the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, lost 2.4% during the reporting period, despite a gain of more than 7.9% during the latter half of the period. Emerging market stocks, as measured by the MSCI Emerging Markets (MSCI EM) Indexsm, gained more than 16% during the reporting period, including a gain of more than 25% during the last three months of the reporting period.

The reporting period was positive overall for fixed-income investors. The broad-based fixed-income Barclays Capital (BARCAP) U.S. Aggregate Bond Index gained 7.7% during the reporting period.

2009 Semiannual Report 5

Nationwide Investor Destinations Aggressive Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2009, the Nationwide Investor Destinations Aggressive Fund (Class A at NAV) registered −5.37% versus −7.58% for its composite benchmark, which consists of 95% Standard & Poor’s 500® (S&P 500) Index and 5% Barclays Capital (BARCAP) U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s Lipper peer category of Global Multi-Cap Core Funds (consisting of 136 funds as of April 30, 2009) was −3.88%.

What areas of investment provided the most positive relative returns for the Fund?

The Nationwide Bond Index Fund (with an allocation of approximately 5%) provided the only positive return among the overall portfolio’s underlying investments during the reporting period, gaining 7.49%. The sectors that posted the strongest performance during the reporting period were non-government-owned and/or backed debt, including corporate bonds, with 12.78%, and asset-backed securities, with 7.93%, as well as government-owned and/or backed Agency mortgages and debentures, which posted returns of 8.29% and 6.65%, respectively.

What areas of investment detracted from Fund performance?

The declines posted by the Nationwide S&P 500 Index Fund, with −8.64%, and the Nationwide International Index Fund, with −4.35%, (with allocations of approximately 40% and 30%, respectively) proved to be the largest negative contributions to the overall portfolio during the reporting period. Four of the 10 sectors within the S&P 500 Index recorded positive returns; the information technology sector led the way with a gain of 5.61%. By contrast, the financials sector within the S&P 500 Index posted the weakest results, with −29.13% for the reporting period. Coincidentally, four of the 10 sectors within the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index also recorded positive returns; the materials sector was the best performer, with 8.99%. By contrast, the health-care sector within the MSCI EAFE Index posted the weakest results, with −13.04% for the reporting period.

What is your outlook for the near term?

The unprecedented decline in equity markets has begun to abate; we have seen some significant gains from the middle of March 2009 onward. This is a cause for optimism, although overall financial conditions are still tenuous. This optimism, however, should be tempered with caution, because the rebound in the financial markets does not signal an end to the U.S. recession. The road back to a less volatile economic picture still lies mostly ahead of us. The market environment suggests that long-term investing and portfolio diversification may provide shareholders with a positive option for the near future.

6 Semiannual Report 2009

The table below lists the target allocations (as of April 30, 2009) for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Investor Destinations Aggressive Fund
Performance of Underlying Investments for the Six Months Ended April 30, 2009

Asset Class	Underlying Investment	Target Allocation	Six-Month Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	40%	-8.64%

International Stocks	Nationwide International Index Fund	30%	-4.35%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	15%	-0.41%

Small-Cap Stocks	Nationwide Small Cap Index Fund	10%	-8.37%

Intermediate-Term Bonds	Nationwide Bond Index Fund	5%	7.49%

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Performance shown is for Institutional Class shares for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized.

Portfolio Manager:
Thomas R. Hickey Jr.

2009 Semiannual Report 7

Fund Performance	Nationwide Investor Destinations Aggressive Fund

Average Annual Total Return
(For periods ended April 30, 2009)

		Six
		Month*	1 Yr.	5 Yr.	Inception[1]

Class A	w/o SC2	-5.37%	-35.39%	-1.22%	-2.21%
	w/SC3	-10.83%	-39.09%	-2.38%	-2.85%

Class B	w/o SC2	-5.78%	-35.85%	-1.94%	-2.90%
	w/SC4	-10.08%	-38.77%	-2.25%	-2.90%

Class C5	w/o SC2	-5.64%	-35.82%	-1.92%	-2.90%
	w/SC6	-6.51%	-36.40%	-1.92%	-2.90%

Class R2[7,8,10]		-5.56%	-35.57%	-1.43%	-2.60%

Institutional Class[7,9]		-5.30%	-35.19%	-0.94%	-2.07%

Service Class[7]		-5.46%	-35.43%	-1.35%	-2.29%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not Annualized
[1]	Fund commenced operations on March 31, 2000.
[2]	These returns do not reflect the effects of sales charges (SC).
[3]	A 5.75% front-end sales charge was deducted.
[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.
[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[7]	Not subject to any sales charges.
[8]	These returns until the creation of Class R2 shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.
[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.
[10]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
Expense Ratios

Expense
Ratio*

Class A	0.80%

Class B	1.50%

Class C	1.50%

Class R2	1.13%

Institutional Class	0.50%

Service Class	0.91%

*	Annualized data as of October 31, 2008. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Annualized expense ratios for the six-month period ending April 30, 2009 appear in the “Shareholder Expense Example” section of the report.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Aggressive Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index) (a), S&P 500® Index (b), the Aggressive Fund Composite Index(c), and the Consumer Price Index (CPI) (d) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)	The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

(c)	The Aggressive Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Aggressive Fund Composite is a combination of the S&P 500 Index (95%) and the Barclays Capital U.S. Aggregate Bond Index (5%).

(d)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

8 Semiannual Report 2009

Shareholder	Nationwide Investor Destinations Aggressive Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Investor Destinations Aggressive Fund			11/01/08	04/30/09	11/01/08 - 04/30/09 [a,b]	11/01/08 - 04/30/09 [a,b]

Class A	Actual		1,000.00	946.34	2.67	0.55
	Hypothetical	[c]	1,000.00	1,022.05	2.78	0.55

Class B	Actual		1,000.00	942.23	5.94	1.23
	Hypothetical	[c]	1,000.00	1,018.68	6.19	1.23

Class C	Actual		1,000.00	943.57	5.95	1.23
	Hypothetical	[c]	1,000.00	1,018.68	6.19	1.23

Class R2[d]	Actual		1,000.00	944.43	4.40	0.91
	Hypothetical	[c]	1,000.00	1,020.27	4.58	0.91

Institutional Class	Actual		1,000.00	947.01	1.16	0.24
	Hypothetical	[c]	1,000.00	1,023.60	1.20	0.24

Service Class	Actual		1,000.00	945.38	2.84	0.59
	Hypothetical	[c]	1,000.00	1,021.87	2.96	0.59

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with the Securities and Exchange Commission guidelines.
[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.
[c]	Represent the hypothetical 5% return before expenses.
[d]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

2009 Semiannual Report 9

Portfolio Summary	Nationwide Investor Destinations Aggressive Fund
April 30, 2009 (Unaudited)

Asset Allocation

Equity Funds	95.3%
Fixed Income Funds	4.7%
Liabilities in excess of other assets	0.0%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	39.5%
Nationwide International Index Fund, Institutional Class	30.1%
Nationwide Mid Cap Market Index Fund, Institutional Class	15.4%
Nationwide Small Cap Index Fund, Institutional Class	10.3%
Nationwide Bond Index Fund, Institutional Class	4.7%

100.0%

The accompanying notes are an integral part of these financial statements.

10 Semiannual Report 2009

Statement of Investments
April 30, 2009 (Unaudited)

Nationwide Investor Destinations Aggressive Fund

Mutual Funds 100.0% (a)

	Shares	Market Value

Equity Funds 95.3%
Nationwide International Index Fund, Institutional Class	39,543,406	$211,952,654
Nationwide Mid Cap Market Index Fund, Institutional Class	11,721,017	108,653,823
Nationwide S&P 500 Index Fund, Institutional Class	37,942,548	277,739,453
Nationwide Small Cap Index Fund, Institutional Class	9,747,153	72,616,288

		670,962,218

Fixed Income Fund 4.7%
Nationwide Bond Index Fund, Institutional Class	3,065,557	33,230,640

Total Investments (cost $1,052,568,097) (b) — 100.0%		704,192,858

Liabilities in excess of other assets — 0.0%		(197,664)

NET ASSETS — 100.0%		$703,995,194

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 11

Statement of Assets and Liabilities
April 30, 2009 (Unaudited)

Nationwide
Investor Destinations
Aggressive Fund

Assets:
Investments in affiliates, at value (cost $1,052,568,097)	$704,192,858
Cash	230
Dividends receivable from affiliates	121,451
Receivable for capital shares issued	486,555
Prepaid expenses and other assets	32,849

Total Assets	704,833,943

Liabilities:
Payable for investments purchased	16,357
Payable for capital shares redeemed	491,276
Accrued expenses and other payables:
Investment advisory fees	72,132
Distribution fees	184,513
Trustee fees	4,412
Compliance program costs (Note 3)	10,812
Custodian fees	18,362
Printing fees	5,661
Professional fees	35,224

Total Liabilities	838,749

Net Assets	$703,995,194

Represented by:
Capital	$1,042,825,232
Accumulated net investment loss	(354,297)
Accumulated net realized gains from investment transactions	9,899,498
Net unrealized appreciation/(depreciation) from investments in affiliates	(348,375,239)

Net Assets	$703,995,194

Net Assets:
Class A Shares	$33,868,671
Class B Shares	10,754,859
Class C Shares	60,332,650
Class R2 Shares (a)	46,015,202
Institutional Class Shares	27,935,661
Service Class Shares	525,088,151

Total	$703,995,194

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	5,587,536
Class B Shares	1,800,257
Class C Shares	10,124,762
Class R2 Shares (a)	7,681,040
Institutional Class Shares	4,569,716
Service Class Shares	86,435,640

Total	116,198,951

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

12 Semiannual Report 2009

Nationwide
Investor Destinations
Aggressive Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$6.06
Class B Shares (b)	$5.97
Class C Shares (c)	$5.96
Class R2 Shares (a)	$5.99
Institutional Class Shares	$6.11
Service Class Shares	$6.07
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$6.43

Maximum Sales Charge:
Class A Shares	5.75%

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 13

Statement of Operations
For the Six Months Ended April 30, 2009 (Unaudited)

Nationwide
Investor Destinations
Aggressive Fund

INVESTMENT INCOME:
Dividend income from affiliates	$9,642,868

Total Income	9,642,868

EXPENSES:
Investment advisory fees	420,614
Distribution fees Class A	42,634
Distribution fees Class B	51,991
Distribution fees Class C	290,876
Distribution fees Class R2 (a)	93,895
Distribution fees Service Class	603,912
Administrative services fees Class A	11,911
Administrative services fees Class R2 (a)	33,565
Administrative services fees Service Class	253,577
Registration and filing fees	47,918
Professional fees	64,304
Printing fees	26,027
Trustee fees	24,580
Compliance program costs (Note 3)	7,145
Custodian fees	29,203
Other	141,442

Total expenses before earnings credit	2,143,594
Earning credit (Note 4)	(3,080)

Net Expenses	2,140,514

NET INVESTMENT INCOME	7,502,354

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	27,099,699
Net realized losses from investment transactions with affiliates	(14,980,436)

Net realized gains from affiliated investments	12,119,263

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(58,743,632)

Net realized/unrealized losses from affiliated investments	(46,624,369)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(39,122,015)

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

14 Semiannual Report 2009

Statements of Changes in Net Assets

	Nationwide Investor Destinations Aggressive Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)
Operations:
Net investment income	$7,502,354	$16,946,159
Net realized gains from investment transactions	12,119,263	57,583,630
Net change in unrealized appreciation/(depreciation) from investments	(58,743,632)	(527,246,654)

Change in net assets resulting from operations	(39,122,015)	(452,716,865)

Distributions to Shareholders From:
Net investment income:
Class A	(418,273)	(1,562,467)
Class B	(94,084)	(292,187)
Class C	(513,577)	(1,675,049)
Class R2 (a)	(394,742)	(745,951)
Institutional Class	(324,661)	(871,085)
Service Class	(6,111,314)	(16,113,602)
Net realized gains:
Class A	(2,776,469)	(2,780,369)
Class B	(861,874)	(707,644)
Class C	(4,746,056)	(4,059,419)
Class R2 (a)	(2,841,497)	(1,076,571)
Institutional Class	(1,826,127)	(1,226,204)
Service Class	(38,778,254)	(27,644,364)

Change in net assets from shareholder distributions	(59,686,928)	(58,754,912)

Change in net assets from capital transactions	79,373,852	16,736,685

Change in net assets	(19,435,091)	(494,735,092)

Net Assets:
Beginning of period	723,430,285	1,218,165,377

End of period	$703,995,194	$723,430,285

Accumulated net investment income (loss) at end of period	$(354,297)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,972,512	$14,691,880
Dividends reinvested	2,197,538	2,941,567
Cost of shares redeemed	(9,125,073)	(32,654,807)

Total Class A	(1,955,023)	(15,021,360)

Class B Shares
Proceeds from shares issued	557,803	1,755,554
Dividends reinvested	614,768	646,969
Cost of shares redeemed	(889,130)	(3,171,393)

Total Class B	283,441	(768,870)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 15

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Aggressive Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)
CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	8,265,822	17,475,451
Dividends reinvested	1,710,087	1,687,986
Cost of shares redeemed	(9,760,031)	(24,918,281)

Total Class C	215,878	(5,754,844)

Class R2 Shares (a)
Proceeds from shares issued	13,336,923	31,843,428
Dividends reinvested	2,937,124	1,534,572
Cost of shares redeemed	(1,755,128)	(5,758,580)

Total Class R2	14,518,919	27,619,420

Institutional Class Shares
Proceeds from shares issued	5,552,417	14,720,387
Dividends reinvested	2,150,788	2,097,279
Cost of shares redeemed	(1,842,401)	(9,037,065)

Total Institutional Class	5,860,804	7,780,601

Service Class Shares
Proceeds from shares issued	44,880,528	98,466,004
Dividends reinvested	44,888,786	43,744,423
Cost of shares redeemed	(29,319,481)	(139,328,689)

Total Service Class	60,449,833	2,881,738

Change in net assets from capital transactions:	$79,373,852	$16,736,685

SHARE TRANSACTIONS:
Class A Shares
Issued	845,508	1,480,463
Reinvested	368,996	274,406
Redeemed	(1,608,420)	(3,287,261)

Total Class A Shares	(393,916)	(1,532,392)

Class B Shares
Issued	95,454	172,759
Reinvested	104,485	60,654
Redeemed	(156,246)	(332,772)

Total Class B Shares	43,693	(99,359)

Class C Shares
Issued	1,429,215	1,748,711
Reinvested	291,634	158,812
Redeemed	(1,667,354)	(2,628,088)

Total Class C Shares	53,495	(720,565)

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

16 Semiannual Report 2009

	Nationwide Investor Destinations Aggressive Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

SHARE TRANSACTIONS: (continued)
Class R2 Shares (a)
Issued	2,260,120	3,212,498
Reinvested	498,890	146,606
Redeemed	(296,451)	(598,867)

Total Class R2 Shares	2,462,559	2,760,237

Institutional Class Shares
Issued	938,772	1,420,005
Reinvested	358,517	195,846
Redeemed	(309,793)	(903,945)

Total Institutional Class Shares	987,496	711,906

Service Class Shares
Issued	7,631,311	9,923,310
Reinvested	7,523,965	4,084,791
Redeemed	(5,163,613)	(13,708,879)

Total Service Class Shares	9,991,663	299,222

Total change in shares:	13,144,990	1,419,049

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 17

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Investor Destinations Aggressive Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)		Turnover (e)
Class A Shares
Six Months Ended April 30, 2009 (Unaudited)	$7.02	0.07	(0.46)	(0.39)	(0.07)	(0.50)	(0.57)	$6.06	(5.37%)	$33,868,671	0.55%	2.42%	0.55%		6.37%
Year Ended October 31, 2008	$11.99	0.18	(4.54)	(4.36)	(0.23)	(0.38)	(0.61)	$7.02	(38.07%)	$41,992,722	0.48%	1.88%	0.48%		16.79%
Year Ended October 31, 2007	$10.77	0.20	1.52	1.72	(0.27)	(0.23)	(0.50)	$11.99	16.46%	$90,083,962	0.45%	1.67%	0.45%		3.92%
Year Ended October 31, 2006	$9.48	0.15	1.53	1.68	(0.20)	(0.19)	(0.39)	$10.77	18.13%	$61,216,843	0.45%	1.27%	0.46%		4.80%
Year Ended October 31, 2005	$8.61	0.19	0.87	1.06	(0.19)	–	(0.19)	$9.48	12.36%	$38,583,404	0.49%	1.87%	0	.49%(f)	6.51%
Year Ended October 31, 2004	$7.81	0.10	0.80	0.90	(0.10)	–	(0.10)	$8.61	11.55%	$19,737,415	0.47%	1.06%	0	.47%(f)	2.12%

Class B Shares
Six Months Ended April 30, 2009 (Unaudited)	$6.93	0.05	(0.46)	(0.41)	(0.05)	(0.50)	(0.55)	$5.97	(5.78%)	$10,754,859	1.23%	1.77%	1.23%		6.37%
Year Ended October 31, 2008	$11.84	0.11	(4.48)	(4.37)	(0.16)	(0.38)	(0.54)	$6.93	(38.50%)	$12,167,277	1.20%	1.13%	1.21%		16.79%
Year Ended October 31, 2007	$10.66	0.12	1.50	1.62	(0.21)	(0.23)	(0.44)	$11.84	15.62%	$21,966,705	1.19%	0.95%	1.19%		3.92%
Year Ended October 31, 2006	$9.38	0.08	1.52	1.60	(0.13)	(0.19)	(0.32)	$10.66	17.39%	$16,889,601	1.19%	0.64%	1.19%		4.80%
Year Ended October 31, 2005	$8.53	0.11	0.86	0.97	(0.12)	–	(0.12)	$9.38	11.46%	$11,760,611	1.21%	1.18%	1	.21%(f)	6.51%
Year Ended October 31, 2004	$7.74	0.04	0.80	0.84	(0.05)	–	(0.05)	$8.53	10.86%	$7,414,335	1.20%	0.35%	1	.20%(f)	2.12%

Class C Shares
Six Months Ended April 30, 2009 (Unaudited)	$6.91	0.05	(0.45)	(0.40)	(0.05)	(0.50)	(0.55)	$5.96	(5.64%)	$60,332,650	1.23%	1.86%	1.23%		6.37%
Year Ended October 31, 2008	$11.81	0.11	(4.47)	(4.36)	(0.16)	(0.38)	(0.54)	$6.91	(38.51%)	$69,599,437	1.20%	1.13%	1.21%		16.79%
Year Ended October 31, 2007	$10.64	0.12	1.49	1.61	(0.21)	(0.23)	(0.44)	$11.81	15.55%	$127,449,809	1.19%	0.95%	1.19%		3.92%
Year Ended October 31, 2006	$9.37	0.07	1.52	1.59	(0.13)	(0.19)	(0.32)	$10.64	17.29%	$93,557,002	1.19%	0.65%	1.19%		4.80%
Year Ended October 31, 2005	$8.52	0.12	0.86	0.98	(0.13)	–	(0.13)	$9.37	11.49%	$71,231,493	1.21%	1.16%	1	.21%(f)	6.51%
Year Ended October 31, 2004	$7.73	0.04	0.80	0.84	(0.05)	–	(0.05)	$8.52	10.88%	$43,667,578	1.20%	0.32%	1	.20%(f)	2.12%

Class R2 Shares (g)
Six Months Ended April 30, 2009 (Unaudited)	$6.95	0.06	(0.46)	(0.40)	(0.06)	(0.50)	(0.56)	$5.99	(5.56%)	$46,015,202	0.91%	2.00%	0.91%		6.37%
Year Ended October 31, 2008	$11.88	0.17	(4.52)	(4.35)	(0.20)	(0.38)	(0.58)	$6.95	(38.27%)	$36,259,161	0.83%	1.47%	0.83%		16.79%
Year Ended October 31, 2007	$10.69	0.21	1.46	1.67	(0.25)	(0.23)	(0.48)	$11.88	16.11%	$29,198,877	0.77%	1.19%	0.77%		3.92%
Year Ended October 31, 2006	$9.42	0.16	1.49	1.65	(0.19)	(0.19)	(0.38)	$10.69	17.93%	$2,083,122	0.79%	0.88%	0.80%		4.80%
Year Ended October 31, 2005	$8.56	0.18	0.86	1.04	(0.18)	–	(0.18)	$9.42	12.19%	$215,578	0.63%	1.47%	0	.63%(f)	6.51%
Year Ended October 31, 2004	$7.74	0.07	0.82	0.89	(0.07)	–	(0.07)	$8.56	11.58%	$37,539	0.63%	0.93%	0	.63%(f)	2.12%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	There were no fee reductions during the period.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	For the period from December 29, 2004 (commencement of operation) through October 31, 2005.

The accompanying notes are in integral part of these financial statements.

18 Semiannual Report 2009

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Investor Destinations Aggressive Fund (Continued)

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)		Turnover (e)

Institutional Class Shares
Six Months Ended April 30, 2009 (Unaudited)	$7.08	0.08	(0.47)	(0.39)	(0.08)	(0.50)	(0.58)	$6.11	(5.30%)	$27,935,661	0.24%	2.62%	0.24%		6.37%
Year Ended October 31, 2008	$12.08	0.21	(4.57)	(4.36)	(0.26)	(0.38)	(0.64)	$7.08	(37.86%)	$25,347,433	0.20%	2.09%	0.20%		16.79%
Year Ended October 31, 2007	$10.84	0.28	1.48	1.76	(0.29)	(0.23)	(0.52)	$12.08	16.77%	$34,670,326	0.19%	1.80%	0.19%		3.92%
Year Ended October 31, 2006	$9.53	0.22	1.50	1.72	(0.22)	(0.19)	(0.41)	$10.84	18.54%	$1,439,446	0.18%	1.74%	0.19%		4.80%
Period Ended October 31, 2005 (h)	$9.31	0.09	0.25	0.34	(0.12)	–	(0.12)	$9.53	3.66%	$1,036	0.24%	1.39%	0	.24%(f)	6.51%

Service Class Shares
Six Months Ended April 30, 2009 (Unaudited)	$7.04	0.08	(0.48)	(0.40)	(0.08)	(0.49)	(0.57)	$6.07	(5.46%)	$525,088,151	0.59%	2.39%	0.59%		6.37%
Year Ended October 31, 2008	$12.01	0.18	(4.55)	(4.37)	(0.22)	(0.38)	(0.60)	$7.04	(38.09%)	$538,064,255	0.60%	1.74%	0.60%		16.79%
Year Ended October 31, 2007	$10.80	0.19	1.51	1.70	(0.26)	(0.23)	(0.49)	$12.01	16.20%	$914,795,698	0.59%	1.55%	0.59%		3.92%
Year Ended October 31, 2006	$9.50	0.14	1.54	1.68	(0.19)	(0.19)	(0.38)	$10.80	18.04%	$676,249,456	0.59%	1.16%	0.60%		4.80%
Year Ended October 31, 2005	$8.63	0.18	0.87	1.05	(0.18)	–	(0.18)	$9.50	12.18%	$439,966,300	0.62%	1.78%	0	.62%(f)	6.51%
Year Ended October 31, 2004	$7.82	0.09	0.81	0.90	(0.09)	–	(0.09)	$8.63	11.50%	$282,485,709	0.59%	0.94%	0.60%		2.12%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	There were no fee reductions during the period.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	For the period from December 29, 2004 (commencement of operation) through October 31, 2005.

The accompanying notes are in integral part of these financial statements.

2009 Semiannual Report 19

Nationwide Investor Destinations Moderately Aggressive Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2009, the Nationwide Investor Destinations Moderately Aggressive Fund (Class A at NAV) registered −2.97% versus −5.24% for its composite benchmark, which consists of 80% Standard & Poor’s 500® (S&P 500) Index, 15% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 5% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 703 funds as of April 30, 2009) was −1.74%.

What areas of investment provided the most positive relative returns for the Fund?

The Nationwide Bond Index Fund and Nationwide Fixed Contract (with an allocation of approximately 15% and 5%, respectively) proved to be the major positive contributors to the overall portfolio reported gains of 7.49% and 1.96% during the reporting period. The sectors that posted the strongest performance during the reporting period were non-government-owned and/or backed debt, including corporate bonds, with 12.78%, and asset-backed securities, with 7.93%, as well as government-owned and/or backed Agency mortgages and debentures, which posted returns of 8.29% and 6.65%, respectively.

What areas of investment detracted from Fund performance?

The declines posted by the Nationwide S&P 500 Index Fund, with −8.64%, and the Nationwide International Index Fund, with −4.35%, (with allocations of approximately 35% and 25%, respectively) proved to be the largest negative contributions to the overall portfolio during the reporting period. Four of the 10 sectors within the S&P 500 Index recorded positive returns; the information technology sector led the way with a gain of 5.61%. By contrast, the financials sector within the S&P 500 Index posted the weakest results, with −29.13% for the reporting period. Coincidentally, four of the 10 sectors within the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index also recorded positive returns; the materials sector was the best performer, with 8.99%. By contrast, the health-care sector within the MSCI EAFE Index posted the weakest results, with −13.04% for the reporting period.

What is your outlook for the near term?

The unprecedented decline in equity markets has begun to abate; we have seen some significant gains from the middle of March 2009 onward. This is cause for optimism, although overall financial conditions are still tenuous. This optimism, however, should be tempered with caution, because the rebound in the financial markets does not signal an end to the U.S. recession. The road back to a steadier economic picture still lies mostly ahead of us. The market environment suggests that long-term investing and portfolio diversification may provide shareholders with a positive option for the near future.

20 Semiannual Report 2009

The table below lists the target allocations (as of April 30, 2009) for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period.

Nationwide Investor Destinations Moderately Aggressive Fund
Performance of Underlying Investments for the Six-Months Ended April 30, 2009

Asset Class	Underlying Investment	Target Allocation	Six-Month Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	35%	-8.64%

International Stocks	Nationwide International Index Fund	25%	-4.35%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	15%	-0.41%

Intermediate-Term Bonds	Nationwide Bond Index Fund	15%	7.49%

Short-Term Bonds	Nationwide Fixed Contract	5%	1.96%

Small-Cap Stocks	Nationwide Small Cap Index Fund	5%	-8.37%

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Performance shown is for Institutional Class shares for each underlying investment except the Nationwide Fixed Contract. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized.

Portfolio Manager:
Thomas R. Hickey Jr.

2009 Semiannual Report 21

Fund Performance	Nationwide Investor Destinations Moderately Aggressive Fund

Average Annual Total Return
(For periods ended April 30, 2009)

		Six
		Month*	1 Yr.	5 Yr.	Inception[1]

Class A	w/o SC2	-2.97%	-29.80%	-0.20%	-0.89%
	w/SC3	-8.56%	-33.86%	-1.38%	-1.54%

Class B	w/o SC2	-3.27%	-30.32%	-0.89%	-1.61%
	w/SC4	-7.68%	-33.48%	-1.21%	-1.61%

Class C5	w/o SC2	-3.27%	-30.32%	-0.89%	-1.58%
	w/SC6	-4.15%	-30.95%	-0.89%	-1.58%

Class R2[7,8,10]		-3.17%	-30.07%	-0.43%	-1.32%

Institutional Class[7,9]		-2.83%	-29.60%	0.06%	-0.78%

Service Class[7]		-2.98%	-29.88%	-0.29%	-0.97%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not Annualized
[1]	Fund commenced operations on March 31, 2000.
[2]	These returns do not reflect the effects of sales charges (SC).
[3]	A 5.75% front-end sales charge was deducted.
[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.
[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[7]	Not subject to any sales charges.
[8]	These returns until the creation of Class R2 shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because the Class R2 shares invest in the same portfolio of securities as Class B shares.
[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.
[10]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
Expense Ratios

Expense
Ratio*

Class A	0.78%

Class B	1.50%

Class C	1.50%

Class R2	1.14%

Institutional Class	0.50%

Service Class	0.91%

*	Annualized data as of October 31, 2008. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Annualized expense ratios for the six-month period ending April 30, 2009 appear in the “Shareholder Expense Example” section of the report.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Moderately Aggressive Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index) (a), S&P 500® Index (b), the Citigroup 3-Month T-Bill Index (c), the Moderately Aggressive Fund Composite Index (d), and the Consumer Price Index (CPI) (e) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.
(b)	The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).
(d)	The Moderately Aggressive Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderately Aggressive Fund Composite is a combination of the S&P 500 Index (80%), the Barclays Capital U.S. Aggregate Bond Index (15%) and the Citigroup 3-Month T-Bill Index (5%).
(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

22 Semiannual Report 2009

Shareholder	Nationwide Investor Destinations Moderately Aggressive Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Investor Destinations Moderately Aggressive Fund			11/01/08	04/30/09	11/01/08 - 04/30/09 [a,b]	11/01/08 - 04/30/09 [a,b]

Class A	Actual		1,000.00	970.29	2.45	0.50
	Hypothetical	[c]	1,000.00	1,022.31	2.52	0.50

Class B	Actual		1,000.00	967.32	5.95	1.22
	Hypothetical	[c]	1,000.00	1,018.74	6.13	1.22

Class C	Actual		1,000.00	967.34	5.95	1.22
	Hypothetical	[c]	1,000.00	1,018.74	6.13	1.22

Class R2[d]	Actual		1,000.00	968.32	4.20	0.86
	Hypothetical	[c]	1,000.00	1,020.53	4.32	0.86

Institutional Class	Actual		1,000.00	971.70	1.08	0.22
	Hypothetical	[c]	1,000.00	1,023.70	1.11	0.22

Service Class	Actual		1,000.00	970.15	2.88	0.59
	Hypothetical	[c]	1,000.00	1,021.87	2.96	0.59

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with the Securities and Exchange Commission guidelines.
[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.
[c]	Represent the hypothetical 5% return before expenses.
[d]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

2009 Semiannual Report 23

Portfolio Summary	Nationwide Investor Destinations Moderately Aggressive Fund
April 30, 2009 (Unaudited)

Asset Allocation

Equity Funds	80.9%
Fixed Income Funds	17.2%
Fixed Contract	1.9%
Money Market Fund	0.0%
Other assets in excess of liabilities	0.0%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	34.8%
Nationwide International Index Fund, Institutional Class	25.3%
Nationwide Mid Cap Market Index Fund, Institutional Class	15.6%
Nationwide Bond Index Fund, Institutional Class	14.3%
Nationwide Small Cap Index Fund, Institutional Class	5.2%
Nationwide Enhanced Income Fund, Institutional Class	2.9%
Nationwide Fixed Contract, 3.75%, 01/01/99	1.9%
Nationwide Money Market Fund, Institutional Class	0.0%

100.0%

The accompanying notes are an integral part of these financial statements.

24 Semiannual Report 2009

Statement of Investments
April 30, 2009 (Unaudited)

Nationwide Investor Destinations Moderately Aggressive Fund

Mutual Funds 98.1% (a)

	Shares	Market Value

Equity Funds 80.9%
Nationwide International Index Fund, Institutional Class	57,020,629	$305,630,572
Nationwide Mid Cap Market Index Fund, Institutional Class	20,307,937	188,254,578
Nationwide S&P 500 Index Fund, Institutional Class	57,414,624	420,275,050
Nationwide Small Cap Index Fund, Institutional Class	8,442,877	62,899,432

		977,059,632

Fixed Income Funds 17.2%
Nationwide Bond Index Fund, Institutional Class	15,897,429	172,328,135
Nationwide Enhanced Income Fund, Institutional Class	3,801,639	34,823,011

		207,151,146

Money Market Fund 0.0% (b)
Nationwide Money Market Fund, Institutional Class, 0.01%	4,808	4,808

Total Mutual Funds (cost $1,653,907,998)		1,184,215,586

Fixed Contract 1.9% (a)(c)(d)

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.75%	$22,635,930	22,635,930

Total Fixed Contract (cost $22,635,930)		22,635,930

Total Investments (cost $1,676,543,928) (d) — 100.0%		1,206,851,516

Other assets in excess of liabilities — 0.0%		174,227

NET ASSETS — 100.0%		$1,207,025,743

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2009.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 25

Statement of Assets and Liabilities
April 30, 2009 (Unaudited)

Nationwide
Investor Destinations Moderately
Aggressive Fund

Assets:
Investments in affiliates, at value (cost $1,676,543,928)	$1,206,851,516
Interest and dividends receivable from affiliates	710,347
Receivable for capital shares issued	537,938
Prepaid expenses and other assets	63,861

Total Assets	1,208,163,662

Liabilities:
Payable for investments purchased	390,049
Payable for capital shares redeemed	176,948
Accrued expenses and other payables:
Investment advisory fees	124,408
Distribution fees	330,691
Trustee fees	7,181
Compliance program costs (Note 3)	18,076
Custodian fees	30,676
Printing fees	587
Professional fees	59,303

Total Liabilities	1,137,919

Net Assets	$1,207,025,743

Represented by:
Capital	$1,659,586,787
Accumulated undistributed net investment income	115,956
Accumulated net realized gains from investment transactions	17,015,412
Net unrealized appreciation/(depreciation) from investments in affiliates	(469,692,412)

Net Assets	$1,207,025,743

Net Assets:
Class A Shares	$65,465,301
Class B Shares	22,422,585
Class C Shares	115,952,136
Class R2 Shares (a)	99,990,854
Institutional Class Shares	56,897,954
Service Class Shares	846,296,913

Total	$1,207,025,743

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	9,640,028
Class B Shares	3,357,476
Class C Shares	17,357,181
Class R2 Shares (a)	14,973,498
Institutional Class Shares	8,383,848
Service Class Shares	124,835,173

Total	178,547,204

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

26 Semiannual Report 2009

Nationwide
Investor Destinations Moderately
Aggressive Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$6.79
Class B Shares (b)	$6.68
Class C Shares (c)	$6.68
Class R2 Shares (a)	$6.68
Institutional Class Shares	$6.79
Service Class Shares	$6.78
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.20

Maximum Sales Charge:
Class A Shares	5.75%

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(c)	For class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 27

Statement of Operations
For the Six Months Ended April 30, 2009 (Unaudited)

Nationwide
Investor Destinations
Moderately
Aggressive Fund

INVESTMENT INCOME:
Dividend income from affiliates	$17,159,442
Interest income from affiliates	562,294

Total Income	17,721,736

EXPENSES:
Investment advisory fees	731,604
Distribution fees Class A	77,953
Distribution fees Class B	111,892
Distribution fees Class C	571,180
Distribution fees Class R2 (a)	210,707
Distribution fees Service Class	990,201
Administrative services fees Class A	9,490
Administrative services fees Class R2 (a)	56,623
Administrative services fees Service Class	421,424
Registration and filing fees	52,276
Professional fees	110,843
Printing fees	34,666
Trustee fees	42,580
Compliance program costs (Note 3)	12,341
Custodian fees	44,862
Other	219,790

Total expenses before earnings credit	3,698,432
Earning credit (Note 4)	(4,367)

Net Expenses	3,694,065

NET INVESTMENT INCOME	14,027,671

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	38,297,125
Net realized losses from investment transactions with affiliates	(17,700,864)

Net realized gains from affiliated investments	20,596,261

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(72,908,297)

Net realized/unrealized losses from affiliated investments	(52,312,036)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(38,284,365)

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

28 Semiannual Report 2009

Statements of Changes in Net Assets

	Nationwide Investor Destinations
	Moderately Aggressive Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)
Operations:
Net investment income	$14,027,671	$32,490,811
Net realized gains from investment transactions	20,596,261	95,483,792
Net change in unrealized appreciation/(depreciation) from investments	(72,908,297)	(739,797,320)

Change in net assets resulting from operations	(38,284,365)	(611,822,717)

Distributions to Shareholders From:
Net investment income:
Class A	(846,866)	(2,331,952)
Class B	(217,151)	(675,565)
Class C	(1,108,326)	(3,462,127)
Class R2 (a)	(992,835)	(1,768,068)
Institutional Class	(732,166)	(1,874,682)
Service Class	(10,605,589)	(27,200,516)
Net realized gains:
Class A	(5,117,352)	(2,564,384)
Class B	(1,878,322)	(1,054,241)
Class C	(9,553,996)	(5,436,823)
Class R2 (a)	(6,600,125)	(1,624,440)
Institutional Class	(3,933,422)	(1,748,195)
Service Class	(64,503,068)	(31,244,256)

Change in net assets from shareholder distributions	(106,089,218)	(80,985,249)

Change in net assets from capital transactions	124,033,958	22,152,655

Change in net assets	(20,339,625)	(670,655,311)

Net Assets:
Beginning of period	1,227,365,368	1,898,020,679

End of period	$1,207,025,743	$1,227,365,368

Accumulated undistributed net investment income at end of period	$115,956	$591,218

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$14,177,794	$18,073,799
Dividends reinvested	3,457,248	2,865,325
Cost of shares redeemed	(10,228,112)	(26,821,733)

Total Class A	7,406,930	(5,882,609)

Class B Shares
Proceeds from shares issued	1,035,528	2,380,286
Dividends reinvested	1,458,196	1,180,772
Cost of shares redeemed	(3,061,827)	(6,110,838)

Total Class B	(568,103)	(2,549,780)

Class C Shares
Proceeds from shares issued	14,993,674	25,560,789
Dividends reinvested	3,084,905	2,325,384
Cost of shares redeemed	(18,241,623)	(45,407,616)

Total Class C	(163,044)	(17,521,443)

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 29

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations
	Moderately Aggressive Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares (a)
Proceeds from shares issued	$22,177,107	$66,531,114
Dividends reinvested	7,231,680	3,135,494
Cost of shares redeemed	(2,900,161)	(7,171,591)

Total Class R2	26,508,626	62,495,017

Institutional Class Shares
Proceeds from shares issued	8,779,232	21,256,138
Dividends reinvested	4,665,588	3,622,871
Cost of shares redeemed	(3,817,698)	(8,679,307)

Total Institutional Class	9,627,122	16,199,702

Service Class Shares
Proceeds from shares issued	54,352,448	126,570,824
Dividends reinvested	75,108,657	58,444,538
Cost of shares redeemed	(48,238,678)	(215,603,594)

Total Service Class	81,222,427	(30,588,232)

Change in net assets from capital transactions:	$124,033,958	$22,152,655

SHARE TRANSACTIONS:
Class A Shares
Issued	2,104,080	1,753,054
Reinvested	519,014	263,859
Redeemed	(1,577,444)	(2,646,374)

Total Class A Shares	1,045,650	(629,461)

Class B Shares
Issued	159,414	232,408
Reinvested	222,270	109,284
Redeemed	(476,680)	(630,768)

Total Class B Shares	(94,996)	(289,076)

Class C Shares
Issued	2,280,627	2,463,899
Reinvested	470,267	215,282
Redeemed	(2,828,832)	(4,624,457)

Total Class C Shares	(77,938)	(1,945,276)

Class R2 Shares (a)
Issued	3,404,893	6,518,747
Reinvested	1,103,437	296,008
Redeemed	(456,002)	(729,728)

Total Class R2 Shares	4,052,328	6,085,027

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

30 Semiannual Report 2009

	Nationwide Investor Destinations
	Moderately Aggressive Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	1,348,570	2,016,911
Reinvested	701,923	335,351
Redeemed	(589,285)	(881,390)

Total Institutional Class Shares	1,461,208	1,470,872

Service Class Shares
Issued	8,234,844	12,221,881
Reinvested	11,289,162	5,385,691
Redeemed	(7,578,394)	(20,391,321)

Total Service Class Shares	11,945,612	(2,783,749)

Total change in shares:	18,331,864	1,908,337

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 31

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Investor Destinations Moderately Aggressive Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)		Turnover (e)
Class A Shares
Six Months Ended April 30, 2009 (Unaudited)	$7.69	0.09	(0.33)	(0.24)	(0.10)	(0.56)	(0.66)	$6.79	(2.97%)	$65,465,301	0.50%	2.67%	0.50%		9.42%
Year Ended October 31, 2008	$12.03	0.23	(4.03)	(3.80)	(0.26)	(0.28)	(0.54)	$7.69	(32.83%)	$66,098,117	0.46%	2.21%	0.46%		23.68%
Year Ended October 31, 2007	$11.00	0.25	1.31	1.56	(0.30)	(0.23)	(0.53)	$12.03	14.67%	$110,994,304	0.44%	2.09%	0.44%		2.80%
Year Ended October 31, 2006	$9.84	0.18	1.33	1.51	(0.22)	(0.13)	(0.35)	$11.00	15.66%	$83,365,165	0.46%	1.65%	0.47%		6.67%
Year Ended October 31, 2005	$9.10	0.21	0.74	0.95	(0.21)	–	(0.21)	$9.84	10.47%	$57,072,820	0.49%	2.10%	0	.49%(f)	5.51%
Year Ended October 31, 2004	$8.35	0.12	0.75	0.87	(0.12)	–	(0.12)	$9.10	10.48%	$35,416,274	0.47%	1.37%	0.47%		2.74%

Class B Shares
Six Months Ended April 30, 2009 (Unaudited)	$7.57	0.07	(0.33)	(0.26)	(0.07)	(0.56)	(0.63)	$6.68	(3.27%)	$22,422,585	1.22%	1.95%	1.22%		9.42%
Year Ended October 31, 2008	$11.86	0.15	(3.98)	(3.83)	(0.18)	(0.28)	(0.46)	$7.57	(33.38%)	$26,143,633	1.20%	1.47%	1.20%		23.68%
Year Ended October 31, 2007	$10.85	0.16	1.31	1.47	(0.23)	(0.23)	(0.46)	$11.86	13.87%	$44,365,796	1.18%	1.37%	1.18%		2.80%
Year Ended October 31, 2006	$9.72	0.11	1.30	1.41	(0.15)	(0.13)	(0.28)	$10.85	14.83%	$39,398,958	1.19%	1.03%	1.20%		6.67%
Year Ended October 31, 2005	$8.99	0.14	0.73	0.87	(0.14)	–	(0.14)	$9.72	9.74%	$30,176,729	1.21%	1.40%	1	.21%(f)	5.51%
Year Ended October 31, 2004	$8.26	0.07	0.73	0.80	(0.07)	–	(0.07)	$8.99	9.66%	$19,546,083	1.19%	0.67%	1.19%		2.74%

Class C Shares
Six Months Ended April 30, 2009 (Unaudited)	$7.57	0.07	(0.33)	(0.26)	(0.07)	(0.56)	(0.63)	$6.68	(3.27%)	$115,952,136	1.22%	1.95%	1.22%		9.42%
Year Ended October 31, 2008	$11.86	0.15	(3.98)	(3.83)	(0.18)	(0.28)	(0.46)	$7.57	(33.38%)	$132,062,033	1.20%	1.47%	1.20%		23.68%
Year Ended October 31, 2007	$10.86	0.16	1.30	1.46	(0.23)	(0.23)	(0.46)	$11.86	13.87%	$229,820,512	1.18%	1.37%	1.18%		2.80%
Year Ended October 31, 2006	$9.72	0.11	1.31	1.42	(0.15)	(0.13)	(0.28)	$10.86	14.83%	$192,829,644	1.19%	1.03%	1.20%		6.67%
Year Ended October 31, 2005	$8.99	0.14	0.73	0.87	(0.14)	–	(0.14)	$9.72	9.74%	$155,315,482	1.21%	1.39%	1	.21%(f)	5.51%
Year Ended October 31, 2004	$8.27	0.07	0.72	0.79	(0.07)	–	(0.07)	$8.99	9.58%	$99,210,776	1.19%	0.66%	1.19%		2.74%

Class R2 Shares (g)
Six Months Ended April 30, 2009 (Unaudited)	$7.58	0.08	(0.33)	(0.25)	(0.09)	(0.56)	(0.65)	$6.68	(3.17%)	$99,990,854	0.86%	2.27%	0.86%		9.42%
Year Ended October 31, 2008	$11.87	0.21	(3.99)	(3.78)	(0.23)	(0.28)	(0.51)	$7.58	(33.06%)	$82,732,049	0.84%	1.81%	0.84%		23.68%
Year Ended October 31, 2007	$10.87	0.24	1.27	1.51	(0.28)	(0.23)	(0.51)	$11.87	14.25%	$57,399,585	0.79%	1.69%	0.79%		2.80%
Year Ended October 31, 2006	$9.75	0.20	1.27	1.47	(0.22)	(0.13)	(0.35)	$10.87	15.43%	$2,847,424	0.80%	1.73%	0.80%		6.67%
Year Ended October 31, 2005	$9.01	0.20	0.74	0.94	(0.20)	–	(0.20)	$9.75	10.49%	$253,440	0.61%	1.92%	0	.61%(f)	5.51%
Year Ended October 31, 2004	$8.26	0.10	0.75	0.85	(0.10)	–	(0.10)	$9.01	10.27%	$62,882	0.62%	1.19%	0	.62%(f)	2.74%

Amounts designated as “–” are zero or have been rounded to zero. (a)	Excludes sales charge.
(b) Not annualized for periods less than one year.
(c) Annualized for periods less than one year.
(d) During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f) There were no fee reductions during the period.
(g) Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h) For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

The accompanying notes are in integral part of these financial statements.

32 Semiannual Report 2009

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Investor Destinations Moderately Aggressive Fund (Continued)

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)		Turnover (e)

Institutional Class Shares
Six Months Ended April 30, 2009 (Unaudited)	$7.69	0.10	(0.33)	(0.23)	(0.11)	(0.56)	(0.67)	$6.79	(2.83%)	$56,897,954	0.22%	2.84%	0.22%		9.42%
Year Ended October 31, 2008	$12.03	0.26	(4.03)	(3.77)	(0.29)	(0.28)	(0.57)	$7.69	(32.65%)	$53,214,335	0.20%	2.44%	0.20%		23.68%
Year Ended October 31, 2007	$10.99	0.32	1.28	1.60	(0.33)	(0.23)	(0.56)	$12.03	14.96%	$65,583,607	0.19%	2.22%	0.19%		2.80%
Year Ended October 31, 2006	$9.85	0.25	1.27	1.52	(0.25)	(0.13)	(0.38)	$10.99	15.84%	$3,863,570	0.19%	2.07%	0.20%		6.67%
Period Ended October 31, 2005 (h)	$9.67	0.12	0.20	0.32	(0.14)	–	(0.14)	$9.85	3.37%	$1,033	0.24%	1.73%	0	.24%(f)	5.51%

Service Class Shares
Six Months Ended April 30, 2009 (Unaudited)	$7.68	0.09	(0.33)	(0.24)	(0.10)	(0.56)	(0.66)	$6.78	(2.98%)	$846,296,913	0.59%	2.58%	0.59%		9.42%
Year Ended October 31, 2008	$12.02	0.21	(4.03)	(3.82)	(0.24)	(0.28)	(0.52)	$7.68	(32.96%)	$867,115,201	0.60%	2.07%	0.60%		23.68%
Year Ended October 31, 2007	$10.98	0.24	1.32	1.56	(0.29)	(0.23)	(0.52)	$12.02	14.55%	$1,389,856,875	0.58%	1.97%	0.58%		2.80%
Year Ended October 31, 2006	$9.83	0.17	1.32	1.49	(0.21)	(0.13)	(0.34)	$10.98	15.53%	$1,077,126,226	0.59%	1.54%	0.60%		6.67%
Year Ended October 31, 2005	$9.08	0.20	0.75	0.95	(0.20)	–	(0.20)	$9.83	10.48%	$736,304,452	0.61%	1.98%	0	.61%(f)	5.51%
Year Ended October 31, 2004	$8.34	0.11	0.74	0.85	(0.11)	–	(0.11)	$9.08	10.22%	$452,237,154	0.59%	1.26%	0.59%		2.74%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	There were no fee reductions during the period.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

The accompanying notes are in integral part of these financial statements.

2009 Semiannual Report 33

Nationwide Investor Destinations Moderate Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2009, the Nationwide Investor Destinations Moderate Fund (Class A at NAV) registered −0.92% versus −2.57% for its composite benchmark, which consists of 60% Standard & Poor’s 500® (S&P 500) Index, 25% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 15% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 703 funds as of April 30, 2009) was −1.74%.

What areas of investment provided the most positive relative returns for the Fund?

The Nationwide Bond Index Fund (with an allocation of approximately 25%) gained 7.49% during the reporting period. The sectors that posted the strongest performance during the reporting period were non-government-owned and/or backed debt, including corporate bonds, with 12.78%, and asset-backed securities, with 7.93%, as well as government-owned and/or backed Agency mortgages and debentures, which posted returns of 8.29% and 6.65%, respectively. The Nationwide Enhanced Income Fund (with an allocation of approximately 5%) gained 2.61% during the reporting period; it also benefited from allocations to the sectors mentioned above while maintaining its high-quality portfolio of primarily corporate bonds.

What areas of investment detracted from Fund performance?

The declines posted by the Nationwide S&P 500 Index Fund, with −8.64%, and the Nationwide International Index Fund, with −4.35%, (with allocations of approximately 30% and 15%, respectively) proved to be the largest negative contributions to the overall portfolio during the reporting period. Four of the 10 sectors within the S&P 500 Index recorded positive returns; the information technology sector led the way with a gain of 5.61%. By contrast, the financials sector within the S&P 500 Index posted the weakest results, with −29.13% for the reporting period. Coincidentally, four of the 10 sectors within the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index also recorded positive returns; the materials sector was the best performer, with 8.99%. By contrast, the health-care sector within the MSCI EAFE Index posted the weakest results, with −13.04% for the reporting period.

What is your outlook for the near term?

The unprecedented decline in equity markets has begun to abate; we have seen some significant gains from the middle of March 2009 onward. This is cause for optimism, although overall financial conditions are still tenuous. This optimism, however, should be tempered with caution, because the rebound in the financial markets does not signal an end to the U.S. recession. The road back to a less volatile economic picture still lies mostly ahead of us. The market environment suggests that long-term investing and portfolio diversification may provide shareholders with a positive option for the near future.

34 Semiannual Report 2009

The table below lists the target allocations (as of April 30, 2009) for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Investor Destinations Moderate Fund
Performance of Underlying Investments for the Six-Months Ended April 30, 2009

Asset Class	Underlying Investment	Target Allocation	Six-Month Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	30%	-8.64%

Intermediate-Term Bonds	Nationwide Bond Index Fund	25%	7.49%

International Stocks	Nationwide International Index Fund	15%	-4.35%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	10%	-0.41%

Small-Cap Stocks	Nationwide Small Cap Index Fund	5%	-8.37%

Short-Term Bonds	Nationwide Fixed Contract	5%	1.96%

Short-Term Bonds	Nationwide Enhanced Income Fund	5%	2.61%

Money Market Investments	Nationwide Money Market Fund	5%	0.20%

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Performance shown is for Institutional Class shares for each underlying investment, except for the Nationwide Fixed Contract. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized.

Portfolio Manager:
Thomas R. Hickey Jr.

2009 Semiannual Report 35

Fund Performance	Nationwide Investor Destinations Moderate Fund

Average Annual Total Return
(For periods ended April 30, 2009)

		Six
		Month*	1 Yr.	5 Yr.	Inception[1]

Class A	w/o SC2	-0.92%	-21.78%	0.78%	0.53%
	w/SC3	-6.66%	-26.28%	-0.40%	-0.13%

Class B	w/o SC2	-1.32%	-22.41%	0.05%	-0.20%
	w/SC4	-5.77%	-25.88%	-0.27%	-0.20%

Class C5	w/o SC2	-1.33%	-22.41%	0.05%	-0.21%
	w/SC6	-2.22%	-23.10%	0.05%	-0.21%

Class R2[7,8,10]		-1.10%	-22.14%	0.51%	0.08%

Institutional Class[7,9]		-0.78%	-21.56%	1.04%	0.65%

Service Class[7]		-0.97%	-21.89%	0.66%	0.44%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not Annualized.
[1]	Fund commenced operations on March 31, 2000.
[2]	These returns do not reflect the effects of sales charges (SC).
[3]	A 5.75% front-end sales charge was deducted.
[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.
[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[7]	Not subject to any sales charges.
[8]	These returns until the creation of Class R2 shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because the Class R2 shares invest in the same portfolio of securities as Class B shares.
[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.
[10]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
Expense Ratios

Expense
Ratio*

Class A	0.77%

Class B	1.49%

Class C	1.49%

Class R2	1.14%

Institutional Class	0.49%

Service Class	0.90%

*	Annualized data as of October 31, 2008. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Annualized expense ratios for the six-month period ending April 30, 2009 appear in the “Shareholder Expense Example” section of the report.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Moderate Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index) (a), S&P 500® Index (b), the Citigroup 3-Month T-Bill Index (c), the Moderate Fund Composite Index (d), and the Consumer Price Index (CPI) (e) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.
(b)	The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).
(d)	The Moderate Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderate Fund Composite is a combination of the S&P 500 Index (60%), the Barclays Capital U.S. Aggregate Bond Index (25%) and the Citigroup 3-Month T-Bill Index (15%).
(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

36 Semiannual Report 2009

Shareholder	Nationwide Investor Destinations Moderate Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Investor Destinations Moderate Fund			11/01/08	04/30/09	11/01/08 - 04/30/09 [a,b]	11/01/08 - 04/30/09 [a,b]

Class A	Actual		1,000.00	990.83	2.36	0.48
	Hypothetical	[c]	1,000.00	1,022.42	2.40	0.48

Class B	Actual		1,000.00	986.81	6.00	1.22
	Hypothetical	[c]	1,000.00	1,018.76	6.11	1.22

Class C	Actual		1,000.00	986.66	5.99	1.22
	Hypothetical	[c]	1,000.00	1,018.76	6.11	1.22

Class R2[d]	Actual		1,000.00	988.96	4.52	0.92
	Hypothetical	[c]	1,000.00	1,020.25	4.60	0.92

Institutional Class	Actual		1,000.00	992.17	1.07	0.22
	Hypothetical	[c]	1,000.00	1,023.72	1.09	0.22

Service Class	Actual		1,000.00	990.27	2.86	0.58
	Hypothetical	[c]	1,000.00	1,021.92	2.91	0.58

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with the Securities and Exchange Commission guidelines.
[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.
[c]	Represent the hypothetical 5% return before expenses.
[d]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

2009 Semiannual Report 37

Portfolio Summary	Nationwide Investor Destinations Moderate Fund
April 30, 2009 (Unaudited)

Asset Allocation

Equity Funds	61.4%
Fixed Income Funds	30.3%
Fixed Contract	6.3%
Money Market Fund	1.9%
Other assets in excess of liabilities	0.1%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	30.2%
Nationwide Bond Index Fund, Institutional Class	24.1%
Nationwide International Index Fund, Institutional Class	15.4%
Nationwide Mid Cap Market Index Fund, Institutional Class	10.6%
Nationwide Fixed Contract	6.3%
Nationwide Enhanced Income Fund, Institutional Class	6.2%
Nationwide Small Cap Index Fund, Institutional Class	5.3%
Nationwide Money Market Fund, Institutional Class	1.9%

100.0%

The accompanying notes are an integral part of these financial statements.

38 Semiannual Report 2009

Statement of Investments
April 30, 2009 (Unaudited)

Nationwide Investor Destinations Moderate Fund

Mutual Funds 93.6% (a)

	Shares	Market Value

Equity Funds 61.4%
Nationwide International Index Fund, Institutional Class	30,933,495	$165,803,535
Nationwide Mid Cap Market Index Fund, Institutional Class	12,260,474	113,654,590
Nationwide S&P 500 Index Fund, Institutional Class	44,499,542	325,736,647
Nationwide Small Cap Index Fund, Institutional Class	7,597,635	56,602,378

		661,797,150

Fixed Income Funds 30.3%
Nationwide Bond Index Fund, Institutional Class	23,958,732	259,712,656
Nationwide Enhanced Income Fund, Institutional Class	7,279,868	66,683,590

		326,396,246

Money Market Fund 1.9%(b)
Nationwide Money Market Fund, Institutional Class, 0.01%	21,216,242	21,216,242

Total Mutual Funds (cost $1,299,804,740)		1,009,409,638

Fixed Contract 6.3% (a)(c)

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.75%	$67,625,068	67,625,068

Total Fixed Contract (cost $67,625,068)		67,625,068

Total Investments (cost $1,367,429,808) (d) — 99.9%		1,077,034,706

Other assets in excess of liabilities — 0.1%		634,452

NET ASSETS — 100.0%		$1,077,669,158

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2009.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are in integral part of these financial statements.

2009 Semiannual Report 39

Statement of Assets and Liabilities
April 30, 2009 (Unaudited)

Nationwide
Investor Destinations
Moderate Fund

Assets:
Investments in affiliates, at value (cost $1,367,429,808)	$1,077,034,706
Cash	33
Interest and dividends receivable from affiliates	1,107,720
Receivable for capital shares issued	516,146
Receivable for investments sold	279,310
Prepaid expenses and other assets	87,849

Total Assets	1,079,025,764

Liabilities:
Payable for capital shares redeemed	839,493
Accrued expenses and other payables:
Investment advisory fees	112,019
Distribution fees	308,363
Trustee fees	6,094
Compliance program costs (Note 3)	16,340
Custodian fees	22,600
Professional fees	51,697

Total Liabilities	1,356,606

Net Assets	$1,077,669,158

Represented by:
Capital	$1,364,789,225
Accumulated undistributed net investment income	875,900
Accumulated net realized gains from investment transactions	2,399,135
Net unrealized appreciation/(depreciation) from investments in affiliates	(290,395,102)

Net Assets	$1,077,669,158

Net Assets:
Class A Shares	$60,592,480
Class B Shares	21,455,816
Class C Shares	124,700,313
Class R2 Shares (a)	94,461,731
Institutional Class Shares	69,174,751
Service Class Shares	707,284,067

Total	$1,077,669,158

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	8,208,967
Class B Shares	2,926,313
Class C Shares	17,070,593
Class R2 Shares (a)	12,993,091
Institutional Class Shares	9,375,737
Service Class Shares	95,931,363

Total	146,506,064

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

40 Semiannual Report 2009

Nationwide
Investor Destinations
Moderate Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$7.38
Class B Shares (b)	$7.33
Class C Shares (c)	$7.30
Class R2 Shares (a)	$7.27
Institutional Class Shares	$7.38
Service Class Shares	$7.37
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.83

Maximum Sales Charge:
Class A Shares	5.75%

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 41

Statement of Operations
For the Six Months Ended April 30, 2009 (Unaudited)

Nationwide
Investor Destinations
Moderate Fund

INVESTMENT INCOME:
Dividend income from affiliates	$15,274,844
Interest income from affiliates	1,347,988

Total Income	16,622,832

EXPENSES:
Investment advisory fees	662,616
Distribution fees Class A	74,974
Distribution fees Class B	109,488
Distribution fees Class C	610,947
Distribution fees Class R2 (a)	199,490
Distribution fees Service Class	840,692
Administrative services fees Class A	3,314
Administrative services fees Class R2 (a)	79,920
Administrative services fees Service Class	332,615
Registration and filing fees	45,670
Professional fees	99,261
Printing fees	26,189
Trustee fees	38,295
Compliance program costs (Note 3)	10,744
Custodian fees	35,855
Other	193,223

Total expenses before earnings credit	3,363,293
Earning credit (Note 4)	(2,959)

Net Expenses	3,360,334

NET INVESTMENT INCOME	13,262,498

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	20,197,760
Net realized losses from investment transactions with affiliates	(13,601,226)

Net realized gains from affiliated investments	6,596,534

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(31,645,329)

Net realized/unrealized losses from affiliated investments	(25,048,795)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,786,297)

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

42 Semiannual Report 2009

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderate Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)
Operations:
Net investment income	$13,262,498	$31,633,799
Net realized gains from investment transactions	6,596,534	95,372,446
Net change in unrealized appreciation/(depreciation) from investments	(31,645,329)	(505,577,722)

Change in net assets resulting from operations	(11,786,297)	(378,571,477)

Distributions to Shareholders From:
Net investment income:
Class A	(869,528)	(2,430,240)
Class B	(228,657)	(667,805)
Class C	(1,262,190)	(3,710,811)
Class R2 (a)	(1,279,314)	(1,869,423)
Institutional Class	(980,512)	(2,621,457)
Service Class	(9,277,245)	(23,920,035)
Net realized gains:
Class A	(5,646,662)	(2,160,229)
Class B	(2,071,873)	(919,537)
Class C	(11,252,124)	(5,113,446)
Class R2 (a)	(6,907,952)	(1,492,012)
Institutional Class	(5,702,093)	(2,046,104)
Service Class	(61,743,122)	(23,366,415)

Change in net assets from shareholder distributions	(107,221,272)	(70,317,514)

Change in net assets from capital transactions	109,227,208	(311,248,570)

Change in net assets	(9,780,361)	(760,137,561)

Net Assets:
Beginning of period	1,087,449,519	1,847,587,080

End of period	$1,077,669,158	$1,087,449,519

Accumulated undistributed net investment income at end of period	$875,900	$1,510,848

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$9,617,582	$21,028,709
Dividends reinvested	4,101,311	2,847,298
Cost of shares redeemed	(10,581,922)	(21,914,515)

Total Class A	3,136,971	1,961,492

Class B Shares
Proceeds from shares issued	1,211,566	2,264,500
Dividends reinvested	1,252,021	841,398
Cost of shares redeemed	(2,986,821)	(6,236,670)

Total Class B	(523,234)	(3,130,772)

Class C Shares
Proceeds from shares issued	21,772,234	26,891,187
Dividends reinvested	3,638,642	2,139,413
Cost of shares redeemed	(22,804,022)	(46,384,378)

Total Class C	2,606,854	(17,353,778)

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 43

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderate Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares (a)
Proceeds from shares issued	$24,804,979	$56,759,821
Dividends reinvested	7,435,180	2,849,602
Cost of shares redeemed	(4,417,816)	(13,214,979)

Total Class R2	27,822,343	46,394,444

Institutional Class Shares
Proceeds from shares issued	8,777,315	21,079,808
Dividends reinvested	6,682,605	4,667,546
Cost of shares redeemed	(5,001,444)	(14,834,827)

Total Institutional Class	10,458,476	10,912,527

Service Class Shares
Proceeds from shares issued	43,578,803	119,090,449
Dividends reinvested	71,020,185	47,286,361
Cost of shares redeemed	(48,873,190)	(516,409,293)

Total Service Class	65,725,798	(350,032,483)

Change in net assets from capital transactions:	$109,227,208	$(311,248,570)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,302,984	2,024,167
Reinvested	564,673	266,624
Redeemed	(1,472,275)	(2,153,091)

Total Class A Shares	395,382	137,700

Class B Shares
Issued	167,766	218,557
Reinvested	173,426	78,724
Redeemed	(420,600)	(621,389)

Total Class B Shares	(79,408)	(324,108)

Class C Shares
Issued	3,026,549	2,602,605
Reinvested	505,573	200,997
Redeemed	(3,131,443)	(4,613,819)

Total Class C Shares	400,679	(1,810,217)

Class R2 Shares (a)
Issued	3,443,063	5,504,333
Reinvested	1,039,214	270,963
Redeemed	(617,895)	(1,317,194)

Total Class R2 Shares	3,864,382	4,458,102

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

44 Semiannual Report 2009

	Nationwide Investor Destinations Moderate Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	1,215,204	1,999,547
Reinvested	921,761	437,901
Redeemed	(697,160)	(1,462,547)

Total Institutional Class Shares	1,439,805	974,901

Service Class Shares
Issued	6,020,371	11,447,823
Reinvested	9,790,707	4,430,273
Redeemed	(6,874,654)	(46,950,349)

Total Service Class Shares	8,936,424	(31,072,253)

Total change in shares:	14,957,264	(27,635,875)

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 45

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Investor Destinations Moderate Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)		Turnover (e)
Class A Shares
Six Months Ended April 30, 2009 (Unaudited)	$8.29	0.11	(0.20)	(0.09)	(0.11)	(0.71)	(0.82)	$7.38	(0.92%)	$60,592,480	0.48%	2.81%	0.48%		11.63%
Year Ended October 31, 2008	$11.65	0.27	(3.04)	(2.77)	(0.31)	(0.28)	(0.59)	$8.29	(24.88%)	$64,773,015	0.46%	2.56%	0.46%		21.57%
Year Ended October 31, 2007	$10.97	0.30	0.93	1.23	(0.34)	(0.21)	(0.55)	$11.65	11.56%	$89,397,222	0.44%	2.59%	0.44%		2.98%
Year Ended October 31, 2006	$10.11	0.23	1.00	1.23	(0.26)	(0.11)	(0.37)	$10.97	12.41%	$68,921,688	0.46%	2.16%	0.46%		8.40%
Year Ended October 31, 2005	$9.60	0.23	0.52	0.75	(0.23)	(0.01)	(0.24)	$10.11	7.86%	$57,505,312	0.48%	2.35%	0	.48%(f)	5.91%
Year Ended October 31, 2004	$9.01	0.17	0.58	0.75	(0.16)	–	(0.16)	$9.60	8.36%	$35,156,632	0.47%	1.78%	0.47%		5.64%

Class B Shares
Six Months Ended April 30, 2009 (Unaudited)	$8.24	0.08	(0.20)	(0.12)	(0.08)	(0.71)	(0.79)	$7.33	(1.32%)	$21,455,816	1.22%	2.07%	1.22%		11.63%
Year Ended October 31, 2008	$11.55	0.19	(3.01)	(2.82)	(0.21)	(0.28)	(0.49)	$8.24	(25.37%)	$24,758,716	1.21%	1.82%	1.21%		21.57%
Year Ended October 31, 2007	$10.89	0.20	0.92	1.12	(0.25)	(0.21)	(0.46)	$11.55	10.64%	$38,474,634	1.18%	1.85%	1.18%		2.98%
Year Ended October 31, 2006	$10.04	0.15	0.99	1.14	(0.18)	(0.11)	(0.29)	$10.89	11.61%	$35,436,566	1.18%	1.51%	1.19%		8.40%
Year Ended October 31, 2005	$9.55	0.16	0.50	0.66	(0.16)	(0.01)	(0.17)	$10.04	6.96%	$28,906,723	1.20%	1.66%	1	.20%(f)	5.91%
Year Ended October 31, 2004	$8.96	0.10	0.59	0.69	(0.10)	–	(0.10)	$9.55	7.72%	$19,504,323	1.19%	1.07%	1.19%		5.64%

Class C Shares
Six Months Ended April 30, 2009 (Unaudited)	$8.21	0.08	(0.20)	(0.12)	(0.08)	(0.71)	(0.79)	$7.30	(1.33%)	$124,700,313	1.22%	2.07%	1.22%		11.63%
Year Ended October 31, 2008	$11.52	0.19	(3.01)	(2.82)	(0.21)	(0.28)	(0.49)	$8.21	(25.44%)	$136,846,923	1.21%	1.82%	1.21%		21.57%
Year Ended October 31, 2007	$10.86	0.21	0.92	1.13	(0.26)	(0.21)	(0.47)	$11.52	10.69%	$212,829,000	1.18%	1.86%	1.18%		2.98%
Year Ended October 31, 2006	$10.01	0.16	0.99	1.15	(0.19)	(0.11)	(0.30)	$10.86	11.65%	$184,788,048	1.18%	1.51%	1.19%		8.40%
Year Ended October 31, 2005	$9.52	0.16	0.50	0.66	(0.16)	(0.01)	(0.17)	$10.01	6.98%	$150,491,449	1.20%	1.66%	1	.20%(f)	5.91%
Year Ended October 31, 2004	$8.94	0.10	0.58	0.68	(0.10)	–	(0.10)	$9.52	7.67%	$102,057,894	1.19%	1.07%	1.19%		5.64%

Class R2 Shares (g)
Six Months Ended April 30, 2009 (Unaudited)	$8.21	0.09	(0.20)	(0.11)	(0.12)	(0.71)	(0.83)	$7.27	(1.10%)	$94,461,731	0.92%	2.30%	0.92%		11.63%
Year Ended October 31, 2008	$11.55	0.24	(3.03)	(2.79)	(0.27)	(0.28)	(0.55)	$8.21	(25.18%)	$74,954,889	0.84%	2.16%	0.84%		21.57%
Year Ended October 31, 2007	$10.89	0.27	0.91	1.18	(0.31)	(0.21)	(0.52)	$11.55	11.17%	$53,929,660	0.76%	2.21%	0.76%		2.98%
Year Ended October 31, 2006	$10.06	0.22	0.97	1.19	(0.25)	(0.11)	(0.36)	$10.89	12.11%	$4,025,758	0.79%	1.88%	0.79%		8.40%
Year Ended October 31, 2005	$9.56	0.22	0.51	0.73	(0.22)	(0.01)	(0.23)	$10.06	7.68%	$198,589	0.61%	2.09%	0	.61%(f)	5.91%
Year Ended October 31, 2004	$8.96	0.13	0.60	0.73	(0.13)	–	(0.13)	$9.56	8.19%	$42,024	0.62%	1.79%	0	.62%(f)	5.64%

Amounts designated as “–” are zero or have been rounded to zero. (a)	Excludes sales charge.
(b) Not annualized for periods less than one year.
(c) Annualized for periods less than one year.
(d) During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f) There were no fee reductions during the period.
(g) Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h) For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

The accompanying notes are in integral part of these financial statements.

46 Semiannual Report 2009

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Investor Destinations Moderate Fund (Continued)

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)		Turnover (e)

Institutional Class Shares
Six Months Ended April 30, 2009 (Unaudited)	$8.29	0.12	(0.20)	(0.08)	(0.12)	(0.71)	(0.83)	$7.38	(0.78%)	$69,174,751	0.22%	3.01%	0.22%		11.63%
Year Ended October 31, 2008	$11.65	0.30	(3.04)	(2.74)	(0.34)	(0.28)	(0.62)	$8.29	(24.64%)	$65,760,859	0.20%	2.81%	0.21%		21.57%
Year Ended October 31, 2007	$10.98	0.33	0.91	1.24	(0.36)	(0.21)	(0.57)	$11.65	11.73%	$81,099,547	0.19%	2.78%	0.19%		2.98%
Year Ended October 31, 2006	$10.12	0.27	0.99	1.26	(0.29)	(0.11)	(0.40)	$10.98	12.69%	$3,119,086	0.21%	2.55%	0.21%		8.40%
Period Ended October 31, 2005 (h)	$10.02	0.18	0.09	0.27	(0.17)	–	(0.17)	$10.12	2.71%	$1,027	0.23%	2.45%	0	.23%(f)	5.91%

Service Class Shares
Six Months Ended April 30, 2009 (Unaudited)	$8.28	0.10	(0.20)	(0.10)	(0.10)	(0.71)	(0.81)	$7.37	(0.97%)	$707,284,067	0.58%	2.70%	0.58%		11.63%
Year Ended October 31, 2008	$11.62	0.26	(3.04)	(2.78)	(0.28)	(0.28)	(0.56)	$8.28	(24.97%)	$720,355,117	0.59%	2.42%	0.60%		21.57%
Year Ended October 31, 2007	$10.95	0.27	0.93	1.20	(0.32)	(0.21)	(0.53)	$11.62	11.33%	$1,371,857,017	0.58%	2.45%	0.58%		2.98%
Year Ended October 31, 2006	$10.09	0.22	1.00	1.22	(0.25)	(0.11)	(0.36)	$10.95	12.30%	$1,152,756,459	0.58%	2.05%	0.59%		8.40%
Year Ended October 31, 2005	$9.59	0.22	0.51	0.73	(0.22)	(0.01)	(0.23)	$10.09	7.66%	$934,203,210	0.60%	2.24%	0	.60%(f)	5.91%
Year Ended October 31, 2004	$8.99	0.16	0.59	0.75	(0.15)	–	(0.15)	$9.59	8.34%	$487,130,429	0.59%	1.66%	0.59%		5.64%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	There were no fee reductions during the period.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

The accompanying notes are in integral part of these financial statements.

2009 Semiannual Report 47

Nationwide Investor Destinations Moderately Conservative Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2009, the Nationwide Investor Destinations Moderately Conservative Fund (Class A at NAV) returned 1.45% versus −0.10% for its composite benchmark, which consists of 40% Standard & Poor’s 500® Index, 35% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 25% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 534 funds as of April 30, 2009) was −0.62%.

What areas of investment provided the most positive relative returns for the Fund?

The Nationwide Bond Index Fund (with an allocation of approximately 35%) gained 7.49% during the reporting period. The sectors that posted the strongest performance during the reporting period were non-government-owned and/or backed debt, including corporate bonds, with 12.78%, and asset-backed securities, with 7.93%, as well as government-owned and/or backed Agency mortgages and debentures, which posted returns of 8.29% and 6.65%, respectively. The Nationwide Enhanced Income Fund (with an allocation of approximately 7.5%) gained 2.61% during the reporting period; it also benefited from allocations to the sectors mentioned above while maintaining its high-quality portfolio of primarily corporate bonds.

What areas detracted from Fund performance?

The declines posted by the Nationwide S&P 500 Index Fund, with −8.64%, and the Nationwide International Index Fund, with −4.35%, (with allocations of approximately 20% and 10%, respectively) proved to be the largest negative contributions to the overall portfolio during the reporting period. Four of the 10 sectors within the S&P 500 Index recorded positive returns; the information technology sector led the way with a gain of 5.61%. By contrast, the financials sector within the S&P 500 Index posted the weakest results, with −29.13% for the reporting period. Coincidentally, four of the 10 sectors within the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index also recorded positive returns; the materials sector was the best performer, with 8.99%. By contrast, the health-care sector within the MSCI EAFE Index posted the weakest results, with −13.04% for the reporting period.

What is your outlook for the near term?

The unprecedented decline in equity markets has begun to abate; we have seen some significant gains from the middle of March 2009 onward. This is a cause for optimism, although overall financial conditions are still tenuous. This optimism, however, should be tempered with caution, because the rebound in the financial markets does not signal an end to the U.S. recession. The road back to a steadier economic picture still lies mostly ahead of us. The market environment suggests that long-term investing and portfolio diversification may provide shareholders with a positive option for the near future.

48 Semiannual Report 2009

The table below lists the target allocations (as of April 30, 2009) for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Investor Destinations Moderately Conservative Fund
Performance of Underlying Investments for the Six-Months Ended April 30, 2009

Asset Class	Underlying Investment	Target Allocation	Six-Month Return

Intermediate-Term Bonds	Nationwide Bond Index Fund	35%	7.49%

Large-Cap Stocks	Nationwide S&P 500 Index Fund	20%	-8.64%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	10%	-0.41%

International Stocks	Nationwide International Index Fund	10%	-4.35%

Money Market Investments	Nationwide Money Market Fund	10%	0.20%

Short-Term Bonds	Nationwide Fixed Contract	7.5%	1.96%

Short-Term Bonds	Nationwide Enhanced Income Fund	7.5%	2.61%

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Performance shown is for Institutional Class shares for each underlying investment except the Nationwide Fixed Contract. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized.

Portfolio Manager:
Thomas R. Hickey Jr.

2009 Semiannual Report 49

Fund Performance	Nationwide Investor Destinations Moderately Conservative Fund

Average Annual Total Return
(For periods ended April 30, 2009)

		Six
		Month*	1 Yr.	5 Yr.	Inception[1]

Class A	w/o SC2	1.45%	-14.02%	1.88%	1.84%
	w/SC3	-4.41%	-18.96%	0.68%	1.18%

Class B	w/o SC2	1.07%	-14.67%	1.16%	1.16%
	w/SC4	-3.79%	-18.73%	0.83%	1.16%

Class C5	w/o SC2	1.09%	-14.61%	1.17%	1.16%
	w/SC6	0.12%	-15.42%	1.17%	1.16%

Class R2[7,8,10]		1.27%	-14.38%	1.66%	1.47%

Institutional Class[7,9]		1.58%	-13.79%	2.15%	2.00%

Service Class[7]		1.31%	-14.12%	1.76%	1.78%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not Annualized.
[1]	Fund commenced operations on March 31, 2000.
[2]	These returns do not reflect the effects of sales charges (SC).
[3]	A 5.75% front-end sales charge was deducted.
[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.
[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[7]	Not subject to any sales charges.
[8]	These returns until the creation of Class R2 shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because the Class R2 shares invest in the same portfolio of securities as Class B shares.
[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.
[10]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
Expense Ratios

Expense
Ratio*

Class A	0.79%

Class B	1.50%

Class C	1.50%

Class R2	1.16%

Institutional Class	0.50%

Service Class	0.90%

*	Annualized data as of October 31, 2008. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Annualized expense ratios for the six-month period ending April 30, 2009 appear in the “Shareholder Expense Example” section of the report.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Moderately Conservative Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index) (a), S&P 500® Index (b), the Citigroup 3-Month T-Bill Index (c), the Moderately Conservative Fund Composite Index (d), and the Consumer Price Index (CPI) (e) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.
(b)	The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).
(d)	The Moderately Conservative Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderately Conservative Fund Composite is a combination of the S&P 500 Index (40%), the Barclays Capital U.S. Aggregate Bond Index (35%) and the Citigroup 3-Month T-Bill Index (25%).
(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

50 Semiannual Report 2009

Shareholder	Nationwide Investor Destinations Moderately Conservative Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Investor Destinations Moderately Conservative Fund			11/01/08	04/30/09	11/01/08 - 04/30/09 [a,b]	11/01/08 - 04/30/09 [a,b]

Class A	Actual		1,000.00	1,014.52	2.47	0.49
	Hypothetical	[c]	1,000.00	1,022.34	2.48	0.49

Class B	Actual		1,000.00	1,010.71	6.08	1.22
	Hypothetical	[c]	1,000.00	1,018.74	6.12	1.22

Class C	Actual		1,000.00	1,010.94	6.08	1.22
	Hypothetical	[c]	1,000.00	1,018.74	6.12	1.22

Class R2[d]	Actual		1,000.00	1,012.67	4.47	0.90
	Hypothetical	[c]	1,000.00	1,020.36	4.49	0.90

Institutional Class	Actual		1,000.00	1,015.77	1.08	0.22
	Hypothetical	[c]	1,000.00	1,023.72	1.08	0.22

Service Class	Actual		1,000.00	1,013.14	2.88	0.58
	Hypothetical	[c]	1,000.00	1,021.93	2.90	0.58

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with the Securities and Exchange Commission guidelines.
[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.
[c]	Represent the hypothetical 5% return before expenses.
[d]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

2009 Semiannual Report 51

Portfolio Summary	Nationwide Investor Destinations Moderately Conservative Fund
April 30, 2009 (Unaudited)

Asset Allocation

Fixed Income Funds	44.3%
Equity Funds	41.5%
Fixed Contract	8.1%
Money Market Fund	6.0%
Other assets in excess of liabilities	0.1%

100.0%

Top Holdings

Nationwide Bond Index Fund, Institutional Class	34.2%
Nationwide S&P 500 Index Fund, Institutional Class	20.4%
Nationwide Mid Cap Market Index Fund, Institutional Class	10.7%
Nationwide International Index Fund, Institutional Class	10.4%
Nationwide Enhanced Income Fund, Institutional Class	10.2%
Nationwide Fixed Contract,	8.1%
Nationwide Money Market Fund, Institutional Class	6.0%

100.0%

The accompanying notes are an integral part of these financial statements.

52 Semiannual Report 2009

Statement of Investments
April 30, 2009 (Unaudited)

Nationwide Investor Destinations Moderately Conservative Fund

Mutual Funds 91.8% (a)

	Shares	Market Value

Equity Funds 41.5%
Nationwide International Index Fund, Institutional Class	6,875,324	$36,851,739
Nationwide Mid Cap Market Index Fund, Institutional Class	4,070,314	37,731,815
Nationwide S&P 500 Index Fund, Institutional Class	9,870,548	72,252,409

		146,835,963

Fixed Income Funds 44.3%
Nationwide Bond Index Fund, Institutional Class	11,130,764	120,657,478
Nationwide Enhanced Income Fund, Institutional Class	3,950,694	36,188,359

		156,845,837

Money Market Fund 6.0% (b)
Nationwide Money Market Fund, Institutional Class, 0.01%	21,375,418	21,375,418

Total Mutual Funds (cost $384,162,592)		325,057,218

Fixed Contract 8.1% (a)(c)

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.75%	$28,526,973	28,526,973

Total Fixed Contract (cost $28,526,973)		28,526,973

Total Investments (cost $412,689,565) (d) — 99.9%		353,584,191

Other assets in excess of liabilities — 0.1%		421,568

NET ASSETS — 100.0%		$354,005,759

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2009.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 53

Statement of Assets and Liabilities
April 30, 2009 (Unaudited)

Nationwide
Investor Destinations
Moderately
Conservative Fund

Assets:
Investments in affiliates, at value (cost $412,689,565)	$353,584,191
Interest and dividends receivable from affiliates	525,255
Receivable for capital shares issued	260,528
Prepaid expenses and other assets	65,786

Total Assets	354,435,760

Liabilities:
Payable for investments purchased	109,333
Payable for capital shares redeemed	154,327
Accrued expenses and other payables:
Investment advisory fees	36,974
Distribution fees	101,021
Trustee fees	1,603
Compliance program costs (Note 3)	4,780
Custodian fees	6,107
Professional fees	15,856

Total Liabilities	430,001

Net Assets	$354,005,759

Represented by:
Capital	$413,543,426
Accumulated undistributed net investment income	511,710
Accumulated net realized losses from investment transactions	(944,003)
Net unrealized appreciation/(depreciation) from investments in affiliates	(59,105,374)

Net Assets	$354,005,759

Net Assets:
Class A Shares	$23,580,672
Class B Shares	5,547,423
Class C Shares	34,619,884
Class R2 Shares (a)	42,381,269
Institutional Class Shares	12,303,708
Service Class Shares	235,572,803

Total	$354,005,759

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,806,918
Class B Shares	660,463
Class C Shares	4,136,679
Class R2 Shares (a)	5,038,339
Institutional Class Shares	1,453,834
Service Class Shares	27,930,746

Total	42,026,979

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

54 Semiannual Report 2009

Nationwide
Investor Destinations
Moderately
Conservative Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.40
Class B Shares (b)	$8.40
Class C Shares (c)	$8.37
Class R2 Shares (a)	$8.41
Institutional Class Shares	$8.46
Service Class Shares	$8.43
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.91

Maximum Sales Charge:
Class A Shares	5.75%

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 55

Statement of Operations
For the Six Months Ended April 30, 2009 (Unaudited)

Nationwide
Investor Destinations
Moderately
Conservative Fund

INVESTMENT INCOME:
Dividend income from affiliates	$5,030,659
Interest income from affiliates	510,680

Total Income	5,541,339

EXPENSES:
Investment advisory fees	216,256
Distribution fees Class A	28,980
Distribution fees Class B	27,060
Distribution fees Class C	161,613
Distribution fees Class R2 (a)	84,750
Distribution fees Service Class	282,814
Administrative services fees Class A	3,336
Administrative services fees Class R2 (a)	30,686
Administrative services fees Service Class	126,051
Registration and filing fees	35,072
Professional fees	31,496
Printing fees	11,780
Trustee fees	12,268
Compliance program costs (Note 3)	3,533
Custodian fees	10,014
Other	39,570

Total expenses before earnings credit	1,105,279
Earning credit (Note 4)	(775)

Net Expenses	1,104,504

NET INVESTMENT INCOME	4,436,835

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	4,477,569
Net realized losses from investment transactions with affiliates	(2,988,263)

Net realized gains from affiliated investments	1,489,306

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(1,137,213)

Net realized/unrealized gains from affiliated investments	352,093

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,788,928

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

56 Semiannual Report 2009

Statements of Changes in Net Assets

	Nationwide Investor Destinations
	Moderately Conservative Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)
Operations:
Net investment income	$4,436,835	$10,585,926
Net realized gains from investment transactions	1,489,306	8,471,793
Net change in unrealized appreciation/(depreciation) from investments	(1,137,213)	(89,266,683)

Change in net assets resulting from operations	4,788,928	(70,208,964)

Distributions to Shareholders From:
Net investment income:
Class A	(345,647)	(848,551)
Class B	(59,532)	(164,433)
Class C	(365,875)	(931,779)
Class R2 (a)	(429,489)	(722,476)
Institutional Class	(183,268)	(484,092)
Service Class	(3,310,508)	(7,974,834)
Net realized gains:
Class A	(662,773)	(685,073)
Class B	(151,799)	(178,112)
Class C	(912,450)	(1,045,495)
Class R2 (a)	(868,064)	(510,786)
Institutional Class	(310,498)	(345,628)
Service Class	(6,366,471)	(6,497,505)

Change in net assets from shareholder distributions	(13,966,374)	(20,388,764)

Change in net assets from capital transactions	26,296,264	16,071,822

Change in net assets	17,118,818	(74,525,906)

Net Assets:
Beginning of period	336,886,941	411,412,847

End of period	$354,005,759	$336,886,941

Accumulated undistributed net investment income at end of period	$511,710	$769,194

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,647,183	$7,539,671
Dividends reinvested	717,648	1,139,017
Cost of shares redeemed	(3,210,777)	(8,363,411)

Total Class A	1,154,054	315,277

Class B Shares
Proceeds from shares issued	790,607	855,894
Dividends reinvested	126,226	184,724
Cost of shares redeemed	(916,575)	(1,509,949)

Total Class B	258	(469,331)

Class C Shares
Proceeds from shares issued	7,716,919	8,208,188
Dividends reinvested	410,283	573,501
Cost of shares redeemed	(4,625,775)	(12,981,807)

Total Class C	3,501,427	(4,200,118)

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 57

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations
	Moderately Conservative Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares (a)
Proceeds from shares issued	$13,388,653	$22,348,282
Dividends reinvested	1,236,781	1,153,632
Cost of shares redeemed	(1,379,527)	(5,096,074)

Total Class R2	13,245,907	18,405,840

Institutional Class Shares
Proceeds from shares issued	2,606,678	4,568,456
Dividends reinvested	493,766	829,717
Cost of shares redeemed	(2,414,262)	(4,071,816)

Total Institutional Class	686,182	1,326,357

Service Class Shares
Proceeds from shares issued	22,265,252	60,955,574
Dividends reinvested	9,676,951	14,472,312
Cost of shares redeemed	(24,233,767)	(74,734,089)

Total Service Class	7,708,436	693,797

Change in net assets from capital transactions:	$26,296,264	$16,071,822

SHARE TRANSACTIONS:
Class A Shares
Issued	444,696	744,885
Reinvested	86,916	110,766
Redeemed	(397,123)	(829,249)

Total Class A Shares	134,489	26,402

Class B Shares
Issued	96,084	88,533
Reinvested	15,255	17,892
Redeemed	(110,955)	(151,518)

Total Class B Shares	384	(45,093)

Class C Shares
Issued	934,336	833,664
Reinvested	49,790	55,734
Redeemed	(568,970)	(1,288,070)

Total Class C Shares	415,156	(398,672)

Class R2 Shares (a)
Issued	1,627,926	2,202,753
Reinvested	149,476	112,504
Redeemed	(168,266)	(511,947)

Total Class R2 Shares	1,609,136	1,803,310

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

58 Semiannual Report 2009

	Nationwide Investor Destinations
	Moderately Conservative Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	316,469	442,453
Reinvested	59,412	80,259
Redeemed	(293,228)	(406,300)

Total Institutional Class Shares	82,653	116,412

Service Class Shares
Issued	2,710,243	5,983,972
Reinvested	1,166,289	1,402,625
Redeemed	(2,963,638)	(7,340,798)

Total Service Class Shares	912,894	45,799

Total change in shares:	3,154,712	1,548,158

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 59

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Investor Destinations Moderately Conservative Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			And									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)		Turnover (e)
Class A Shares
Six Months Ended April 30, 2009 (Unaudited)	$8.64	0.11	0.01	0.12	(0.12)	(0.24)	(0.36)	$8.40	1.45%	$23,580,672	0.49%	2.85%	0.49%		12.31%
Year Ended October 31, 2008	$11.00	0.30	(2.08)	(1.78)	(0.32)	(0.26)	(0.58)	$8.64	(16.97%)	$23,093,974	0.46%	2.97%	0.46%		25.61%
Year Ended October 31, 2007	$10.64	0.32	0.65	0.97	(0.35)	(0.26)	(0.61)	$11.00	9.42%	$29,097,499	0.46%	3.06%	0.46%		12.07%
Year Ended October 31, 2006	$10.18	0.28	0.64	0.92	(0.29)	(0.17)	(0.46)	$10.64	9.24%	$27,244,214	0.48%	2.65%	0.49%		12.64%
Year Ended October 31, 2005	$9.88	0.26	0.31	0.57	(0.26)	(0.01)	(0.27)	$10.18	5.78%	$16,923,424	0.54%	2.57%	0.54%		8.37%
Year Ended October 31, 2004	$9.44	0.19	0.44	0.63	(0.19)	–	(0.19)	$9.88	6.71%	$11,156,971	0.52%	2.12%	0.52%		6.66%

Class B Shares
Six Months Ended April 30, 2009 (Unaudited)	$8.64	0.09	–	0.09	(0.09)	(0.24)	(0.33)	$8.40	1.07%	$5,547,423	1.22%	2.12%	1.22%		12.31%
Year Ended October 31, 2008	$10.99	0.23	(2.08)	(1.85)	(0.24)	(0.26)	(0.50)	$8.64	(17.52%)	$5,702,625	1.20%	2.23%	1.20%		25.61%
Year Ended October 31, 2007	$10.64	0.24	0.64	0.88	(0.27)	(0.26)	(0.53)	$10.99	8.53%	$7,750,492	1.20%	2.30%	1.20%		12.07%
Year Ended October 31, 2006	$10.18	0.20	0.65	0.85	(0.22)	(0.17)	(0.39)	$10.64	8.49%	$7,375,951	1.20%	1.98%	1.21%		12.64%
Year Ended October 31, 2005	$9.88	0.20	0.31	0.51	(0.20)	(0.01)	(0.21)	$10.18	5.08%	$6,001,750	1.22%	1.90%	1.22%		8.37%
Year Ended October 31, 2004	$9.44	0.13	0.43	0.56	(0.12)	–	(0.12)	$9.88	5.99%	$4,606,478	1.21%	1.41%	1	.21%(f)	6.66%

Class C Shares
Six Months Ended April 30, 2009 (Unaudited)	$8.61	0.08	0.01	0.09	(0.09)	(0.24)	(0.33)	$8.37	1.09%	$34,619,884	1.22%	2.12%	1.22%		12.31%
Year Ended October 31, 2008	$10.96	0.23	(2.08)	(1.85)	(0.24)	(0.26)	(0.50)	$8.61	(17.57%)	$32,042,631	1.20%	2.23%	1.20%		25.61%
Year Ended October 31, 2007	$10.61	0.24	0.64	0.88	(0.27)	(0.26)	(0.53)	$10.96	8.66%	$45,138,980	1.20%	2.30%	1.20%		12.07%
Year Ended October 31, 2006	$10.14	0.20	0.66	0.86	(0.22)	(0.17)	(0.39)	$10.61	8.50%	$41,108,220	1.20%	1.97%	1.21%		12.64%
Year Ended October 31, 2005	$9.85	0.18	0.31	0.49	(0.19)	(0.01)	(0.20)	$10.14	5.01%	$39,545,053	1.22%	1.90%	1.22%		8.37%
Year Ended October 31, 2004	$9.42	0.13	0.43	0.56	(0.13)	–	(0.13)	$9.85	5.99%	$26,760,188	1.22%	1.42%	1	.22%(f)	6.66%
Amounts designated as “–” are zero or have been rounded to zero.
(a) Excludes sales charge.
(b) Not annualized for periods less than one year.
(c) Annualized for periods less than one year.
(d) During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f) There were no fee reductions during the period.
(g) Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h) For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

The accompanying notes are in integral part of these financial statements.

60 Semiannual Report 2009

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Investor Destinations Moderately Conservative Fund (Continued)

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			And									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)		Turnover (e)

Class R2 Shares (g)
Six Months Ended April 30, 2009 (Unaudited)	$8.65	0.10	–	0.10	(0.11)	(0.23)	(0.34)	$8.41	1.27%	$42,381,269	0.90%	2.39%	0.90%		12.31%
Year Ended October 31, 2008	$11.02	0.26	(2.08)	(1.82)	(0.29)	(0.26)	(0.55)	$8.65	(17.31%)	$29,677,803	0.84%	2.57%	0.84%		25.61%
Year Ended October 31, 2007	$10.69	0.30	0.63	0.93	(0.34)	(0.26)	(0.60)	$11.02	9.04%	$17,913,023	0.83%	2.78%	0.83%		12.07%
Year Ended October 31, 2006	$10.22	0.28	0.65	0.93	(0.29)	(0.17)	(0.46)	$10.69	9.19%	$620,222	0.81%	2.53%	0.82%		12.64%
Year Ended October 31, 2005	$9.91	0.25	0.31	0.56	(0.24)	(0.01)	(0.25)	$10.22	5.73%	$1,141	0.65%	2.54%	0.65%		8.37%
Year Ended October 31, 2004	$9.45	0.20	0.42	0.62	(0.16)	–	(0.16)	$9.91	6.55%	$1,117	0.60%	2.01%	0	.60%(f)	6.66%

Institutional Class Shares
Six Months Ended April 30, 2009 (Unaudited)	$8.70	0.13	–	0.13	(0.13)	(0.24)	(0.37)	$8.46	1.58%	$12,303,708	0.22%	3.08%	0.22%		12.31%
Year Ended October 31, 2008	$11.07	0.33	(2.09)	(1.76)	(0.35)	(0.26)	(0.61)	$8.70	(16.74%)	$11,932,939	0.20%	3.22%	0.20%		25.61%
Year Ended October 31, 2007	$10.71	0.36	0.64	1.00	(0.38)	(0.26)	(0.64)	$11.07	9.64%	$13,889,521	0.21%	3.30%	0.21%		12.07%
Year Ended October 31, 2006	$10.24	0.31	0.65	0.96	(0.32)	(0.17)	(0.49)	$10.71	9.58%	$905,330	0.20%	3.05%	0.21%		12.64%
Period Ended October 31, 2005 (h)	$10.17	0.23	0.04	0.27	(0.20)	–	(0.20)	$10.24	3.70%	$1,027	0.29%	3.17%	0	.29%(f)	8.37%

Service Class Shares
Six Months Ended April 30, 2009 (Unaudited)	$8.68	0.11	–	0.11	(0.12)	(0.24)	(0.36)	$8.43	1.31%	$235,572,803	0.58%	2.76%	0.58%		12.31%
Year Ended October 31, 2008	$11.03	0.29	(2.08)	(1.79)	(0.30)	(0.26)	(0.56)	$8.68	(16.96%)	$234,436,969	0.59%	2.83%	0.59%		25.61%
Year Ended October 31, 2007	$10.68	0.32	0.63	0.95	(0.34)	(0.26)	(0.60)	$11.03	9.15%	$297,623,382	0.60%	2.99%	0.60%		12.07%
Year Ended October 31, 2006	$10.21	0.26	0.66	0.92	(0.28)	(0.17)	(0.45)	$10.68	9.18%	$241,726,441	0.60%	2.53%	0.61%		12.64%
Year Ended October 31, 2005	$9.91	0.25	0.31	0.56	(0.25)	(0.01)	(0.26)	$10.21	5.67%	$195,790,379	0.62%	2.49%	0.62%		8.37%
Year Ended October 31, 2004	$9.47	0.19	0.43	0.62	(0.18)	–	(0.18)	$9.91	6.59%	$136,368,412	0.61%	2.01%	0.61%		6.66%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	There were no fee reductions during the period.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

The accompanying notes are in integral part of these financial statements.

2009 Semiannual Report 61

Nationwide Investor Destinations Conservative Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2009, the Nationwide Investor Destinations Conservative Fund (Class A at NAV) returned 2.82% versus 1.42% for its composite benchmark, which consists of 45% Citigroup 3-Month Treasury Bill (T-Bill) Index, 35% Barclays Capital (BARCAP) U.S. Aggregate Bond Index and 20% Standard & Poor’s 500® (S&P 500) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 451 funds as of April 30, 2009) was 1.72%.

What areas of investment provided the most positive relative returns for the Fund?

The Nationwide Bond Index Fund (with an allocation of approximately 40%) gained 7.49% during the reporting period. The sectors that posted the strongest performance during the reporting period were non-government-owned and/or backed debt, including corporate bonds, with 12.78%, and asset-backed securities, with 7.93%, as well as government-owned and/or backed Agency mortgages and debentures, which posted returns of 8.29% and 6.65%, respectively. The Nationwide Enhanced Income Fund (with an allocation of approximately 12.5%) gained 2.61% during the reporting period; it also benefited from allocations to the sectors mentioned above while maintaining its high-quality portfolio of primarily corporate bonds.

What areas of investment detracted from Fund performance?

The declines posted by the Nationwide S&P 500 Index Fund, with −8.64%, and the Nationwide International Index Fund, with −4.35%, (with allocations of approximately 10% and 5%, respectively) proved to be the largest negative contributions to the overall portfolio during the reporting period. Four of the 10 sectors within the S&P 500 Index recorded positive returns; the information technology sector led the way with a gain of 5.61%. By contrast, the financials sector within the S&P 500 Index posted the weakest results, with −29.13% for the reporting period. Coincidentally, four of the 10 sectors within the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index also recorded positive returns; the materials sector was the best performer, with 8.99%. By contrast, the health-care sector within the MSCI EAFE Index posted the weakest results, with −13.04% for the reporting period.

What is your outlook for the near term?

The unprecedented decline in equity markets has begun to abate; we have seen some significant gains from the middle of March 2009 onward. This is cause for optimism, although overall financial conditions are still tenuous. This optimism, however, should be tempered with caution, because the rebound in the financial markets does not signal an end to the U.S. recession. The road back to a less volatile economic picture still lies mostly ahead of us. The market environment suggests that long-term investing and portfolio diversification may provide shareholders with a positive option for the near future.

62 Semiannual Report 2009

The table below lists the target allocations (as of April 30, 2009) for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Investor Destinations Conservative Fund
Performance of Underlying Investments for the Six-Months Ended April 30, 2009

Asset Class	Underlying Investment	Target Allocation	Six-Month Return

Intermediate-Term Bonds	Nationwide Bond Index Fund	40%	7.49%

Money Market Investments	Nationwide Money Market Fund	15%	0.20%

Short-Term Bonds	Nationwide Fixed Contract	12.5%	1.96%

Short-Term Bonds	Nationwide Enhanced Income Fund	12.5%	2.61%

Large-Cap Stocks	Nationwide S&P 500 Index Fund	10%	-8.64%

International Stocks	Nationwide International Index Fund	5%	-4.35%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	5%	-0.41%

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Performance shown is for Institutional Class shares for each underlying investment except the Nationwide Fixed Contract. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized.

Portfolio Manager:
Thomas R. Hickey Jr.

2009 Semiannual Report 63

Fund Performance	Nationwide Investor Destinations Conservative Fund

Average Annual Total Return
(For periods ended April 30, 2009)

		Six
		Months*	1 Yr.	5 Yr.	Inception[1]

Class A	w/o SC2	2.82%	-5.87%	2.71%	2.89%
	w/SC3	-3.05%	-11.31%	1.50%	2.22%

Class B	w/o SC2	2.52%	-6.56%	2.00%	2.18%
	w/SC4	-2.48%	-11.07%	1.65%	2.18%

Class C5	w/o SC2	2.46%	-6.56%	2.00%	2.17%
	w/SC6	1.46%	-7.46%	2.00%	2.17%

Class R2[7,8,10]		2.66%	-6.16%	2.52%	2.50%

Institutional Class[7,9]		2.94%	-5.70%	3.00%	3.05%

Service Class[7]		2.91%	-5.92%	2.62%	2.83%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not Annualized.
[1]	Fund commenced operations on March 31, 2000.
[2]	These returns do not reflect the effects of sales charges (SC).
[3]	A 5.75% front-end sales charge was deducted.
[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.
[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
[7]	Not subject to any sales charges.
[8]	These returns until the creation of Class R2 shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because the Class R2 shares invest in the same portfolio of securities as Class B shares.
[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.
[10]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
Expense Ratios

Expense
Ratio*

Class A	0.78%

Class B	1.51%

Class C	1.51%

Class R2	1.14%

Institutional Class	0.51%

Service Class	0.91%

*	Annualized data as of October 31, 2008. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Annualized expense ratios for the six-month period ending April 30, 2009 appear in the “ Shareholder Expense Example” section of the report.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Conservative Fund versus performance of the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index) (a), S&P 500® Index (b), the Citigroup 3-Month T-Bill Index (c), the Conservative Fund Composite Index (d), and the Consumer Price Index (CPI) (e) since inception. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.
(b)	The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.
(c)	The Citigroup 3-Month T-Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).
(d)	The Conservative Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Conservative Fund Composite is a combination of the S&P 500 Index (20%), the Barclays Capital U.S. Aggregate Bond Index (35%) and the Citigroup 3-Month T-Bill Index (45%).
(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

64 Semiannual Report 2009

Shareholder	Nationwide Investor Destinations Conservative Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Investor Destinations Conservative Fund			11/01/08	04/30/09	11/01/08 - 04/30/09 [a,b]	11/01/08 - 04/30/09 [a,b]

Class A	Actual		1,000.00	1,028.17	2.52	0.50
	Hypothetical	[c]	1,000.00	1,022.31	2.51	0.50

Class B	Actual		1,000.00	1,025.24	6.11	1.22
	Hypothetical	[c]	1,000.00	1,018.76	6.11	1.22

Class C	Actual		1,000.00	1,024.59	6.11	1.22
	Hypothetical	[c]	1,000.00	1,018.76	6.11	1.22

Class R2[d]	Actual		1,000.00	1,026.61	4.32	0.86
	Hypothetical	[c]	1,000.00	1,020.53	4.32	0.86

Institutional Class	Actual		1,000.00	1,029.37	1.10	0.22
	Hypothetical	[c]	1,000.00	1,023.71	1.09	0.22

Service Class	Actual		1,000.00	1,029.05	2.93	0.58
	Hypothetical	[c]	1,000.00	1,021.91	2.92	0.58

[a]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with the Securities and Exchange Commission guidelines.
[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.
[c]	Represent the hypothetical 5% return before expenses.
[d]	Effective February 28, 2009. Class R Shares were renamed Class R2 Shares.

2009 Semiannual Report 65

Portfolio Summary	Nationwide Investor Destinations Conservative Fund
April 30, 2009 (Unaudited)

Asset Allocation

Fixed Income Funds	55.2%
Equity Funds	21.1%
Fixed Contract	11.9%
Money Market Fund	11.7%
Other assets in excess of liabilities	0.1%

100.0%

Top Holdings

Nationwide Bond Index Fund, Institutional Class	39.5%
Nationwide Enhanced Income Fund, Institutional Class	15.7%
Nationwide Fixed Contract	11.9%
Nationwide Money Market Fund, Institutional Class	11.7%
Nationwide S&P 500 Index Fund, Institutional Class	10.5%
Nationwide Mid Cap Market Index Fund, Institutional Class	5.4%
Nationwide International Index Fund, Institutional Class	5.3%

100.0%

The accompanying notes are an integral part of these financial statements.

66 Semiannual Report 2009

Statement of Investments
April 30, 2009 (Unaudited)

Nationwide Investor Destinations Conservative Fund

Mutual Funds 88.0% (a)

	Shares	Market Value

Equity Funds 21.1%
Nationwide International Index Fund, Institutional Class	2,605,024	$13,962,927
Nationwide Mid Cap Market Index Fund, Institutional Class	1,549,324	14,362,229
Nationwide S&P 500 Index Fund, Institutional Class	3,738,954	27,369,143

		55,694,299

Fixed Income Funds 55.2%
Nationwide Bond Index Fund, Institutional Class	9,642,494	104,524,636
Nationwide Enhanced Income Fund, Institutional Class	4,555,744	41,730,614

		146,255,250

Money Market Fund 11.7% (b)
Nationwide Money Market Fund, Institutional Class, 0.01%	31,023,447	31,023,447

Total Mutual Funds (cost $251,779,350)		232,972,996

Fixed Contract 11.9% (a)(c)

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.75%	$31,631,415	31,631,415

Total Fixed Contract (cost $31,631,415)		31,631,415

Total Investments (cost $283,410,765) (d) — 99.9%		264,604,411

Other assets in excess of liabilities — 0.1%		277,931

NET ASSETS — 100.0%		$264,882,342

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2009.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 67

Statement of Assets and Liabilities
April 30, 2009 (Unaudited)

Nationwide
Investor
Destinations Conservative Fund

Assets:
Investments in affiliates, at value (cost $283,410,765)	$264,604,411
Interest and dividends receivable from affiliates	478,701
Receivable for capital shares issued	235,292
Receivable for investments sold	129,415
Prepaid expenses and other assets	68,055

Total Assets	265,515,874

Liabilities:
Payable for capital shares redeemed	512,120
Accrued expenses and other payables:
Investment advisory fees	27,932
Distribution fees	76,774
Trustee fees	997
Compliance program costs (Note 3)	3,310
Custodian fees	1,344
Professional fees	11,055

Total Liabilities	633,532

Net Assets	$264,882,342

Represented by:
Capital	$284,479,558
Accumulated undistributed net investment income	526,235
Accumulated net realized losses from investment transactions	(1,317,097)
Net unrealized appreciation/(depreciation) from investments in affiliates	(18,806,354)

Net Assets	$264,882,342

Net Assets:
Class A Shares	$14,440,349
Class B Shares	2,952,342
Class C Shares	27,556,768
Class R2 Shares (a)	30,014,073
Institutional Class Shares	6,595,669
Service Class Shares	183,323,141

Total	$264,882,342

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,560,931
Class B Shares	318,470
Class C Shares	2,988,935
Class R2 Shares (a)	3,252,666
Institutional Class Shares	710,420
Service Class Shares	19,786,293

Total	28,617,715

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

68 Semiannual Report 2009

Nationwide
Investor
Destinations Conservative Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.25
Class B Shares (b)	$9.27
Class C Shares (c)	$9.22
Class R2 Shares (a)	$9.23
Institutional Class Shares	$9.28
Service Class Shares	$9.27
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.81

Maximum Sales Charge:
Class A Shares	5.75%

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 69

Statement of Operations
For the Six Months Ended April 30, 2009 (Unaudited)

Nationwide
Investor
Destinations
Conservative Fund

INVESTMENT INCOME:
Dividend income from affiliates	$3,556,171
Interest income from affiliates	529,668

Total Income	4,085,839

EXPENSES:
Investment advisory fees	160,220
Distribution fees Class A	15,975
Distribution fees Class B	15,360
Distribution fees Class C	122,685
Distribution fees Class R2 (a)	62,527
Distribution fees Service Class	218,742
Administrative services fees Class A	2,118
Administrative services fees Class R2 (a)	16,816
Administrative services fees Service Class	100,044
Registration and filing fees	32,344
Professional fees	22,739
Printing fees	9,683
Trustee fees	8,930
Compliance program costs (Note 3)	2,547
Custodian fees	4,472
Other	28,349

Total expenses before earnings credit	823,551
Earning credit (Note 4)	(376)

Net Expenses	823,175

NET INVESTMENT INCOME	3,262,664

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	1,560,934
Net realized losses from investment transactions with affiliates	(1,184,684)

Net realized gains from affiliated investments	376,250

Net change in unrealized appreciation/(depreciation) from investments in affiliates	3,591,663

Net realized/unrealized gains from affiliated investments	3,967,913

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,230,577

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

70 Semiannual Report 2009

Statements of Changes in Net Assets

	Nationwide Investor Destinations Conservative Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)
Operations:
Net investment income	$3,262,664	$7,364,552
Net realized gains from investment transactions	376,250	3,182,190
Net change in unrealized appreciation/(depreciation) from investments	3,591,663	(31,865,536)

Change in net assets resulting from operations	7,230,577	(21,318,794)

Distributions to Shareholders From:
Net investment income:
Class A	(189,170)	(369,927)
Class B	(32,831)	(83,681)
Class C	(268,895)	(559,736)
Class R2 (a)	(324,407)	(432,658)
Institutional Class	(96,522)	(216,410)
Service Class	(2,522,753)	(5,880,099)
Net realized gains:
Class A	(180,146)	(130,464)
Class B	(45,532)	(45,046)
Class C	(341,251)	(276,498)
Class R2 (a)	(335,130)	(125,912)
Institutional Class	(85,686)	(66,977)
Service Class	(2,516,657)	(2,213,528)

Change in net assets from shareholder distributions	(6,938,980)	(10,400,936)

Change in net assets from capital transactions	24,597,824	23,565,491

Change in net assets	24,889,421	(8,154,239)

Net Assets:
Beginning of period	239,992,921	248,147,160

End of period	$264,882,342	$239,992,921

Accumulated undistributed net investment income at end of period	$526,235	$698,149

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,648,294	$7,646,399
Dividends reinvested	193,780	344,099
Cost of shares redeemed	(3,133,908)	(14,936,001)

Total Class A	2,708,166	(6,945,503)

Class B Shares
Proceeds from shares issued	370,684	1,201,415
Dividends reinvested	43,024	67,118
Cost of shares redeemed	(717,244)	(1,262,507)

Total Class B	(303,536)	6,026

Class C Shares
Proceeds from shares issued	8,172,605	12,739,577
Dividends reinvested	189,652	241,474
Cost of shares redeemed	(4,702,084)	(7,446,586)

Total Class C	3,660,173	5,534,465

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 71

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Conservative Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares (a)
Proceeds from shares issued	$11,567,040	$17,904,729
Dividends reinvested	626,498	507,200
Cost of shares redeemed	(2,486,167)	(3,936,978)

Total Class R2	9,707,371	14,474,951

Institutional Class Shares
Proceeds from shares issued	1,640,209	2,846,847
Dividends reinvested	182,208	283,385
Cost of shares redeemed	(938,876)	(1,710,580)

Total Institutional Class	883,541	1,419,652

Service Class Shares
Proceeds from shares issued	22,949,766	53,252,940
Dividends reinvested	5,039,411	8,093,573
Cost of shares redeemed	(20,047,068)	(52,270,613)

Total Service Class	7,942,109	9,075,900

Change in net assets from capital transactions:	$24,597,824	$23,565,491

SHARE TRANSACTIONS:
Class A Shares
Issued	620,480	760,798
Reinvested	21,200	33,924
Redeemed	(342,864)	(1,436,187)

Total Class A Shares	298,816	(641,465)

Class B Shares
Issued	41,104	121,510
Reinvested	4,687	6,589
Redeemed	(79,086)	(127,388)

Total Class B Shares	(33,295)	711

Class C Shares
Issued	904,697	1,280,608
Reinvested	20,789	23,848
Redeemed	(517,921)	(750,845)

Total Class C Shares	407,565	553,611

Class R2 Shares (a)
Issued	1,267,522	1,783,463
Reinvested	68,694	50,233
Redeemed	(274,016)	(391,654)

Total Class R2 Shares	1,062,200	1,442,042

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

72 Semiannual Report 2009

	Nationwide Investor Destinations Conservative Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	178,976	283,419
Reinvested	19,874	27,835
Redeemed	(102,769)	(169,544)

Total Institutional Class Shares	96,081	141,710

Service Class Shares
Issued	2,525,162	5,272,418
Reinvested	550,100	796,011
Redeemed	(2,194,837)	(5,134,722)

Total Service Class Shares	880,425	933,707

Total change in shares:	2,711,792	2,430,316

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 73

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Investor Destinations Conservative Fund

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average		Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)		Turnover (e)
Class A Shares
Six Months Ended April 30, 2009 (Unaudited)	$9.26	0.12	0.14	0.26	(0.14)	(0.13)	(0.27)	$9.25	2.82%	$14,440,349	0.50%	2.81%	0.50%		10.78%
Year Ended October 31, 2008	$10.56	0.37	(1.20)	(0.83)	(0.34)	(0.13)	(0.47)	$9.26	(8.17%)	$11,682,682	0.46%	3.24%	0.46%		29.72%
Year Ended October 31, 2007	$10.40	0.37	0.31	0.68	(0.37)	(0.15)	(0.52)	$10.56	6.78%	$20,101,731	0.47%	3.54%	0.47%		10.69%
Year Ended October 31, 2006	$10.17	0.34	0.32	0.66	(0.31)	(0.12)	(0.43)	$10.40	6.68%	$18,383,603	0.48%	2.98%	0.48%		36.51%
Year Ended October 31, 2005	$10.13	0.24	0.12	0.36	(0.27)	(0.05)	(0.32)	$10.17	3.67%	$28,965,461	0.53%	2.85%	0.53%		13.42%
Year Ended October 31, 2004	$9.88	0.22	0.25	0.47	(0.22)	–	(0.22)	$10.13	4.84%	$5,007,763	0.50%	2.43%	0.51%		11.67%

Class B Shares
Six Months Ended April 30, 2009 (Unaudited)	$9.27	0.10	0.13	0.23	(0.10)	(0.13)	(0.23)	$9.27	2.52%	$2,952,342	1.22%	2.09%	1.22%		10.78%
Year Ended October 31, 2008	$10.54	0.26	(1.16)	(0.90)	(0.24)	(0.13)	(0.37)	$9.27	(8.81%)	$3,261,540	1.20%	2.53%	1.20%		29.72%
Year Ended October 31, 2007	$10.38	0.29	0.31	0.60	(0.29)	(0.15)	(0.44)	$10.54	6.01%	$3,701,270	1.20%	2.81%	1.21%		10.69%
Year Ended October 31, 2006	$10.16	0.24	0.34	0.58	(0.24)	(0.12)	(0.36)	$10.38	5.89%	$3,841,442	1.21%	2.36%	1.22%		36.51%
Year Ended October 31, 2005	$10.12	0.21	0.08	0.29	(0.20)	(0.05)	(0.25)	$10.16	3.02%	$4,010,143	1.22%	2.10%	1.22%		13.42%
Year Ended October 31, 2004	$9.87	0.15	0.25	0.40	(0.15)	–	(0.15)	$10.12	4.12%	$3,437,479	1.23%	1.70%	1	.23%(f)	11.67%

Class C Shares
Six Months Ended April 30, 2009 (Unaudited)	$9.23	0.09	0.13	0.22	(0.10)	(0.13)	(0.23)	$9.22	2.46%	$27,556,768	1.22%	2.09%	1.22%		10.78%
Year Ended October 31, 2008	$10.51	0.25	(1.15)	(0.90)	(0.25)	(0.13)	(0.38)	$9.23	(8.83%)	$23,815,171	1.20%	2.52%	1.20%		29.72%
Year Ended October 31, 2007	$10.35	0.29	0.32	0.61	(0.30)	(0.15)	(0.45)	$10.51	6.04%	$21,304,049	1.21%	2.81%	1.21%		10.69%
Year Ended October 31, 2006	$10.13	0.25	0.34	0.59	(0.25)	(0.12)	(0.37)	$10.35	5.92%	$18,473,790	1.21%	2.36%	1.22%		36.51%
Year Ended October 31, 2005	$10.09	0.21	0.08	0.29	(0.20)	(0.05)	(0.25)	$10.13	2.95%	$19,105,966	1.23%	2.10%	1.23%		13.42%
Year Ended October 31, 2004	$9.85	0.16	0.24	0.40	(0.16)	–	(0.16)	$10.09	4.10%	$13,682,592	1.24%	1.69%	1	.24%(f)	11.67%

Class R2 Shares (g)
Six Months Ended April 30, 2009 (Unaudited)	$9.24	0.10	0.14	0.24	(0.12)	(0.13)	(0.25)	$9.23	2.66%	$30,014,073	0.86%	2.45%	0.86%		10.78%
Year Ended October 31, 2008	$10.55	0.29	(1.14)	(0.85)	(0.33)	(0.13)	(0.46)	$9.24	(8.40%)	$20,228,887	0.82%	2.85%	0.82%		29.72%
Year Ended October 31, 2007	$10.40	0.31	0.34	0.65	(0.35)	(0.15)	(0.50)	$10.55	6.44%	$7,900,079	0.83%	3.17%	0.83%		10.69%
Year Ended October 31, 2006	$10.20	0.26	0.38	0.64	(0.32)	(0.12)	(0.44)	$10.40	6.46%	$502,668	0.83%	3.03%	0.83%		36.51%
Year Ended October 31, 2005	$10.15	0.22	0.14	0.36	(0.26)	(0.05)	(0.31)	$10.20	3.65%	$3,156	0.65%	2.67%	0.65%		13.42%
Year Ended October 31, 2004	$9.87	0.22	0.24	0.46	(0.18)	–	(0.18)	$10.15	4.73%	$1,192	0.62%	2.30%	0	.62%(f)	11.67%

Amounts designated as “–” are zero or have been rounded to zero. (a)	Excludes sales charge.
(b) Not annualized for periods less than one year, if any.
(c) Annualized for periods less than one year, if any.
(d) During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f) There were no fee reductions during the period.
(g) Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h) For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

The accompanying notes are in integral part of these financial statements.

74 Semiannual Report 2009

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Investor Destinations Conservative Fund (Continued)

		Operations			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Institutional Class Shares
Six Months Ended April 30, 2009 (Unaudited)	$9.29	0.13	0.13	0.26	(0.14)	(0.13)	(0.27)	$9.28	2.94%	$6,595,669	0.22%	3.09%	0.22%	10.78%
Year Ended October 31, 2008	$10.62	0.36	(1.16)	(0.80)	(0.40)	(0.13)	(0.53)	$9.29	(7.89%)	$5,705,718	0.20%	3.52%	0.20%	29.72%
Year Ended October 31, 2007	$10.46	0.38	0.33	0.71	(0.40)	(0.15)	(0.55)	$10.62	7.12%	$5,019,624	0.22%	3.77%	0.22%	10.69%
Year Ended October 31, 2006	$10.23	0.33	0.37	0.70	(0.35)	(0.12)	(0.47)	$10.46	6.91%	$158,596	0.22%	3.68%	0.23%	36.51%
Period Ended October 31, 2005 (h)	$10.20	0.27	(0.02)	0.25	(0.22)	–	(0.22)	$10.23	2.44%	$1,024	0.28%	3.74%	0.28%	13.42%

Service Class Shares
Six Months Ended April 30, 2009 (Unaudited)	$9.27	0.12	0.14	0.26	(0.13)	(0.13)	(0.26)	$9.27	2.91%	$183,323,141	0.58%	2.73%	0.58%	10.78%
Year Ended October 31, 2008	$10.58	0.32	(1.17)	(0.85)	(0.33)	(0.13)	(0.46)	$9.27	(8.31%)	$175,298,923	0.58%	3.14%	0.59%	29.72%
Year Ended October 31, 2007	$10.42	0.35	0.32	0.67	(0.36)	(0.15)	(0.51)	$10.58	6.64%	$190,120,407	0.61%	3.41%	0.61%	10.69%
Year Ended October 31, 2006	$10.20	0.31	0.34	0.65	(0.31)	(0.12)	(0.43)	$10.42	6.52%	$167,498,797	0.61%	2.95%	0.62%	36.51%
Year Ended October 31, 2005	$10.15	0.27	0.09	0.36	(0.26)	(0.05)	(0.31)	$10.20	3.62%	$137,588,864	0.62%	2.70%	0.63%	13.42%
Year Ended October 31, 2004	$9.90	0.23	0.23	0.46	(0.21)	–	(0.21)	$10.15	4.69%	$101,261,256	0.61%	2.31%	0.63%	11.67%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	There were no fee reductions during the period.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

The accompanying notes are in integral part of these financial statements.

2009 Semiannual Report 75

Notes to Financial Statements
April 30, 2009 (Unaudited)

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated as of October 30, 1997, as subsequently amended, was redomesticated as a Delaware statutory trust on February 28, 2005. The redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2009, the Trust operates thirty-two (32) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) series listed below (each, a “Fund”; collectively, the “Funds”):

-	Nationwide Investor Destinations Aggressive Fund (“Investor Destinations Aggressive”)
-	Nationwide Investor Destinations Moderately Aggressive Fund (“Investor Destinations Moderately Aggressive”)
-	Nationwide Investor Destinations Moderate Fund (“Investor Destinations Moderate”)
-	Nationwide Investor Destinations Moderately Conservative Fund (“Investor Destinations Moderately Conservative”)
-	Nationwide Investor Destinations Conservative Fund (“Investor Destinations Conservative”)

Each of the Funds is constructed as a “fund of funds,” which means that each of the Funds pursues its investment objective by allocating its investments primarily among other affiliated and unaffiliated mutual funds (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. Each of the Funds may also invest in a non-registered Fixed Interest Contract (“Fixed Interest Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which a Fund invests are valued at their respective net asset values (“NAV”s) as reported by the Underlying Funds.

The following are the Valuation policies of the Underlying Funds:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars

76 Semiannual Report 2009

at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Each of the Funds (except Investor Destinations Aggressive) currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Funds a fixed rate of interest. The fixed interest rate must be at least 3.50% (on an annual basis), but may be higher and is currently adjusted on a quarterly basis. During the six months ended April 30, 2009, the rate ranged from 3.75% to 4.00%. Because the contract is guaranteed by Nationwide Life, assuming no default, the Funds receive no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions a Fund’s performance may be hurt by its investment in the Nationwide Fixed Contract, Nationwide Fund Advisors (“NFA”) believes that the relatively stable nature of the Nationwide Fixed Contract should reduce the Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously. Under most circumstances, the fixed interest contract is valued at par value each day, which is deemed to be fair value. The par value is calculated each day by the summation of the following factors: prior day’s par value; prior day’s interest accrued (par multiplied by guaranteed fixed rate); and current day net purchase or redemption.

The Funds are subject to the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), effective with the beginning of the Funds’ current fiscal year. This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are summarized below:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value securities are not intended to indicate the risk associated with investing in those securities.

2009 Semiannual Report 77

Notes to Financial Statements (Continued)
April 30, 2009 (Unaudited)

The following is a summary of the inputs used to value the Funds’ net assets as of April 30, 2009:

			Level 2 — Other Significant		Level 3 — Significant
	Level 1 — Quoted Prices		Observable Inputs		Unobservable Inputs		Total
	Investments	Other*	Investments	Other*	Investments	Other*	Investments	Other*

Investor Destinations Aggressive	$704,192,858	$—	$—	$—	$—	$—	$704,192,858	$—

Investor Destinations Moderately Aggressive	1,184,215,586	—	22,635,930	—	—	—	1,206,851,516	—

Investor Destinations Moderate	1,009,409,638	—	67,625,068	—	—	—	1,077,034,706	—

Investor Destinations Moderately Conservative	325,057,218	—	28,526,973	—	—	—	353,584,191	—

Investor Destinations Conservative	232,972,996	—	31,631,415	—	—	—	264,604,411	—

*	Other financial instruments are derivative instruments not reflected in the Statement of Investments, such as futures, forwards, and options, which are valued at the unrealized appreciation/depreciation on the instrument.
Amounts designated as “—” are zero or have been rounded to zero.

The following policies (b) through (f) represent the accounting policies applicable to the Underlying Funds:

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or a qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty. As of April 30, 2009 the funds did not hold any repurchase agreement.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

Certain funds may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular

78 Semiannual Report 2009

currency. If it does so, the Funds would be exposed to risk that the counterparty to the contract is unable to meet the terms of the contract and to the risk of unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. Forward foreign currency contracts are adjusted daily by the exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

Certain funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish the Fund’s positions may not exceed 5% of the Fund’s NAV after taking into account unrealized profits and unrealized losses on such contracts.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets, known as an “initial margin deposit,” equal to a certain percentage of the contract amount. Subsequent payments, known as “variation margin” payments, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Funds may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value of the underlying hedged assets.

(f)	Mortgage Dollar Rolls

The Funds may enter into mortgage dollar rolls in which the Funds sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Mortgage dollar rolls may be implemented in the “to be announced” (“TBA”) market and are referred to as TBAs on the Statement of Investments of the Fund. During the roll period, the Funds foregoes principal and interest paid on the mortgage-backed securities. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Mortgage dollar roll investments entail risks related to the potential inability of counterparties to complete the transaction, which may be heightened because of the delayed payment date. Income is generated as consideration for entering into mortgage dollar rolls and is included in interest income on the Statement of Operations.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

2009 Semiannual Report 79

Notes to Financial Statements (Continued)
April 30, 2009 (Unaudited)

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the respective Funds. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as distributions of paid-in-capital.

(i)	Federal Income Taxes

It is the policy of each Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”), provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, the filer may incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Each Fund’s taxable years 2005 to 2008 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Funds’ current financial statements. FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change the next twelve months.

(j)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all series within the Trust. For each Fund, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total NAV of that class’s shares in proportion to the total net assets of the series. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds. NFA is a wholly-owned subsidiary of Nationwide Financial

80 Semiannual Report 2009

Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of is Nationwide Corporation.

Each Fund pays NFA an investment advisory fee of 0.13% based on the Fund’s average daily net assets.

NFA and the Funds have entered into a written Expense Limitation Agreement with respect to the Funds that limits operating expenses (excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, short sale dividend expenses, administrative service fees, other expenditures which are capitalized in accordance with GAAP and expenses incurred by a Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below until at least February 28, 2010:

Fund	Classes	Amount

Investor Destinations Aggressive (a)	All Classes	0.25%

Investor Destinations Moderately Aggressive (a)	All Classes	0.25%

Investor Destinations Moderate (a)	All Classes	0.25%

Investor Destinations Moderately Conservative (a)	All Classes	0.25%

Investor Destinations Conservative (a)	All Classes	0.25%

(a)	The Expense Limitation Agreement also states that the expense ratio for Class A, Class B, and Service Class shares will not exceed 4.00% through March 1, 2011.

NFA may request and receive reimbursement from the Funds for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted. As of April 30, 2009, the Funds had no cumulative potential reimbursements.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFS Distributors Inc. (“NFSDI”). These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed 0.25% of Class A shares, 1.00% of Class B shares, 1.00% of Class C shares, 0.50% of Class R2 shares (formerly Class R shares), and 0.25% of Service Class shares. Institutional Service Class shares do not pay a distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares, which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions of Class B and shares made within six years of the purchase. Class C shares have a CDSC fee of 1% imposed on redemptions of Class C shares of the Funds made within one year of purchase. For the six months ended April 30, 2009, NFD received commissions of $257,869 from front-end sales charges of Class A shares and from CDSC fees from Class B and Class C shares of the Funds, of which $33,479 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFSDI, provides various administrative and accounting services for the

2009 Semiannual Report 81

Notes to Financial Statements (Continued)
April 30, 2009 (Unaudited)

Funds, and serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. The Funds do not pay a fee for these services.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services to the Funds.

NFA and Citi have agreed to designate certain sub-transfer agency agreements NFA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, Citi will credit to NFA an amount equal to the lesser of (i) the actual amount NFA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. Citi will calculate and credit such amounts to NFA’s fees on a monthly basis. All amounts will be credited to each applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, NFS and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class R2 (formerly Class R), and Service Class shares of each of the Funds.

For the six months ended April 30, 2009, NFS received the following amounts in administrative services fees from each Fund:

Fund	Amount

Investor Destinations Aggressive	$393,711

Investor Destinations Moderately Aggressive	662,979

Investor Destinations Moderate	564,234

Investor Destinations Moderately Conservative	194,599

Investor Destinations Conservative	147,940

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFA and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the six months ended April 30, 2009, the Funds’ portion of such costs amounted to $36,310.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Funds’ custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, expiring on July 23, 2009, with a commitment fee of 0.07% per year on $100,000,000. There are three (3) other lenders participating in this arrangement. Advances taken by the Funds under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. There were no borrowings under this line of credit during the six months ended April 30, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those series that use DDAs based on the number of open shareholder accounts in each series. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft

82 Semiannual Report 2009

charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2009, were as follows:

Fund	Purchases	Sales

Investor Destinations Aggressive	$96,355,462	$42,375,614

Investor Destinations Moderately Aggressive	187,589,520	105,759,950

Investor Destinations Moderate	154,760,806	112,523,848

Investor Destinations Moderately Conservative	57,764,048	38,122,654

Investor Destinations Conservative	41,164,083	23,785,535

6. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience however, the Trust expects that risk of loss to be remote.

7. New Accounting Pronouncements

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about each Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on each Fund’s financial statements and related disclosures.

In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (the “Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings and hybrid financial instruments containing embedded credit derivatives. Management has concluded that the adoption of the Amendment did not impact each Fund’s financial statement disclosures.

In April 2009, the FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also provides guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Funds’ financial statement disclosures.

2009 Semiannual Report 83

Notes to Financial Statements (Continued)
April 30, 2009 (Unaudited)

8. Other

As of April 30, 2009, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 10% of the total shares outstanding of the Funds as detailed below.

		Number of
Fund	% of Shares	Accounts

Investor Destination Aggressive	83%	2

Investor Destination Moderately Aggressive	82%	2

Investor Destination Moderate	90%	3

Investor Destination Moderately Conservative	81%	2

Investor Destination Conservative	82%	2

9. Federal Tax Information

As of April 30, 2009, the tax cost of securities and the breakdown of the unrealized appreciation/(depreciation) for each Fund were as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Investor Destinations Aggressive	1,068,823,691	284,926	(364,915,759)	(364,630,833)

Investor Destinations Moderately Aggressive	1,697,428,874	1,704,188	(492,281,546)	(490,577,358)

Investor Destinations Moderate	1,385,046,783	2,183,683	(310,195,760)	(308,012,077)

Investor Destinations Moderately Conservative	418,081,256	755,209	(65,252,274)	(64,497,065)

Investor Destinations Conservative	286,324,700	950,008	(22,670,297)	(21,720,289)

84 Semiannual Report 2009

Supplemental Information
(Unaudited)

A. Renewal of Advisory (and Sub-advisory) Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreement”) with its investment adviser and, as applicable, sub-advisers (together, the “Adviser”) must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund”), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including the services and support provided to the Fund and its shareholders.

On December 2, 2008, the Trustees met in person with their independent legal counsel (“Independent Legal Counsel”), the Adviser, Trust counsel, and others to give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the December 2, 2008 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreement, and to request any additional information they considered reasonably necessary to their deliberations.

In preparation for the December 2, 2008 meeting, the Trustees were provided, at the request of the Trustees, with a wide range of information to assist in their deliberations, including (i) reports from Lipper Inc. describing, on a fund-by-fund basis, each Fund’s (a) performance rankings (where “first quintile” denotes the best performance) (over multiple years ended September 30, 2008) compared with performance groups and performance universes created by Lipper (and in some cases, customized peer groups created by the Adviser) of similar or peer group funds, and (b) expense rankings (where “first quintile” denotes the lowest fees and expenses) comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds; (ii) information from the Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple years ended September 30, 2008) compared with the Fund’s benchmark and Lipper categories; (iii) for Funds under “close review,” copies of letters from Adviser to the portfolio manager of each such Fund, together with the portfolio manager’s written response describing the reasons for the Fund’s underperformance, (iv) information from the Adviser describing, on a Fund-by-Fund basis, annual performance for the year ended September 30, 2008, (v) information from the Adviser describing, on a Fund-by-Fund basis, the Adviser’s profitability in providing services under the Advisory Agreement, together with an explanation of the Adviser’s methodology in calculating its profitability, (vi) information from the Adviser describing, on a Fund-by-Fund basis, any fees paid to the Adviser for managing similar, non-affiliated institutional accounts, including the range of fee levels for such accounts, and (vii) information from the Adviser describing ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent.

At the December 2, 2008 meeting, the Trustees reviewed, considered and discussed, among themselves and with the Adviser, Trust counsel and Independent Legal Counsel, among other things, the information described above, and information regarding: (i) the nature, extent and quality of services provided by the Adviser under the Advisory Agreement, (ii) the investment performance of each Fund and the Adviser, (iii) the costs of the services provided by the Adviser under the Advisory Agreement and the profits realized by the Adviser thereunder, (iv) the extent to which economies of scale may be present and, if so, whether they are being shared with the Fund’s shareholders, (v) comparisons of the Adviser’s fees under the Advisory Agreement with investment advisory fees paid by a peer group of funds and those paid by non-affiliated institutional clients to the Adviser for managing similar accounts, and (vi) any ancillary benefits inuring to the Adviser and its affiliates as a result of being investment adviser for the Trust. The Trustees also considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio

2009 Semiannual Report 85

Supplemental Information
(Unaudited) (Continued)

transactions, including the standards and performance in seeking best execution, allocation of soft dollars for research products and services, portfolio turnover rates, and other benefits from the allocation of brokerage; the financial condition and stability of the Adviser; the terms of each Advisory Agreement; and the effect of advisory and other fees on the Fund’s total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds.

As part of the December 2, 2008 Board meeting, the Independent Trustees developed a list of follow-up matters and questions and asked that the Adviser respond to such matters and questions at the contract approval meeting of the Board of Trustees to be held on January 16, 2009.

At the January 16, 2009 meeting of the Board of Trustees of the Trust, the Board received and considered information provided by the Adviser in follow-up from the December 2, 2008 Board meeting and, after consulting among themselves, and with the Adviser, Trust counsel and Independent Legal Counsel, concluded unanimously to renew the Advisory Agreement for the reasons set forth in the following section.

Nationwide Investor Destinations Aggressive Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA, and concluded that the nature, extent, and qualify of those services were appropriate and consistent with the terms of the investment advisory agreement and mutual fund industry norms. Turning to performance, the Trustees noted that, for the one-year period ended September 30, 2008, the Fund’s performance for Class A shares was in the fifth quintile of its Peer Group and below the Fund’s benchmark, which is a 95%/5% blend of the S&P 500® Index and the Barclays Capital U.S. Aggregate Bond Index. With respect to the thee-year period ended September 30, 2008, the Fund outperformed the benchmark, but ranked in the fourth quintile of its Peer Group. The Trustees noted, however, that, for the five-year period ended September 30, 2008, the Fund’s performance for Class A shares was in the first quintile of its Peer Universe and above the Fund’s benchmark.

The Trustees noted that the Fund’s actual advisory fee for Class A shares was in the fourth quintile of its Peer Universe, but that the Fund’s total expenses were in the first quintile of its Peer Group. In this regard, the Trustees noted that the acquired fund fees and expenses borne indirectly by shareholders were not reflected in the Lipper expense rankings regarding advisory fees, but were included in the Lipper expense rankings regarding total expenses. The Trustees also took into account supplemental comparative information regarding the Fund’s advisory fees. The Trustees noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees). The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. With respect to economies of scale, the Trustees noted that shareholders were afforded the benefits of economies of scale through the realization of breakpoints at the underlying index fund level.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory and Sub-Advisory Agreements with respect to the Fund should be renewed.

Nationwide Investor Destinations Moderately Aggressive Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory agreement and mutual fund industry norms. Turning to performance, the Trustees noted that, for each of the one- and three-year periods ended September 30, 2008, the Fund’s performance for Class A shares was in the second and first quintiles of its Peer Group, respectively. The Trustees noted that, with respect to the five-year period ended September 30, 2008, the Fund’s performance for Class A shares placed it in the first quintile of its Peer Universe. The Trustees noted that, for the one-year period ended September 30, 2008, the Fund underperformed its benchmark, which is an 80%/15%/5% blend of the S&P 500® Index, the Barclays Capital U.S. Aggregate Bond Index, and the Citigroup 3-Month Treasury Bill Index, but that the Fund outperformed the benchmark for the three- and five-year periods ended September 30, 2008.

86 Semiannual Report 2009

The Trustees noted that the Fund’s actual advisory fee was in the fourth quintile of its Peer Group, but that the Fund’s contractual advisory fee and total expenses for Class A shares was in the first quintile of its Peer Group. In this regard, the Trustees noted that the acquired fund fees and expenses borne indirectly by shareholders were not reflected in the Lipper expense rankings regarding advisory fees, but were included in the Lipper expense rankings regarding total expenses. The Trustees took into account supplemental comparative information regarding the Fund’s advisory fees. The Trustees noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees). The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees noted that shareholders were afforded the benefits of economies of scale through the realization of breakpoints at the underlying index fund level.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded the Advisory and Sub-Advisory Agreements with respect to the Fund should be renewed.

Nationwide Investor Destinations Moderate Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory agreement and mutual fund industry norms. Turning to performance, the Trustees noted that the Fund’s performance for Class A shares for the one-, three-, and five-year periods ended September 30, 2008 was in the second quintile of its Peer Group. The Trustees noted that, with respect to the one- and three-year periods ended September 30, 2008, the Fund underpeformed its benchmark, which is a 60%/25%/15% blend of the S&P 500® Index, the Barclays Capital U.S. Aggregate Bond Index, and the Citigroup 3-Month Treasury Bill Index, but that the Fund outperformed the benchmark for the five-year period ended September 30, 2008. The Trustees considered that the Fund’s benchmark is more conservative than the Fund, and noted that, during a market downturn, the Fund will underperform the benchmark, while during a market upturn, the Fund will outperform the benchmark.

The Trustees noted that the Fund’s contractual advisory fee and actual advisory fee for Class A shares was in the second and fourth quintiles of its Peer Group, respectively, but that the Fund’s total expenses were in the first quintile of its Peer Group. In this regard, the Trustees noted that the acquired fund fees and expenses borne indirectly by shareholders were not reflected in the Lipper expense rankings regarding advisory fees, but were included in the Lipper expense rankings regarding total expenses. The Trustees took into account supplemental comparative information regarding the Fund’s advisory fees. The Trustees noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees). The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees noted that shareholders were afforded the benefits of economies of scale through the realization of breakpoints at the underlying index fund level.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded the Advisory and Sub-Advisory Agreements with respect to the Fund should be renewed.

Nationwide Investor Destinations Moderately Conservative Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory agreement and mutual fund industry norms. Turning to performance, the Trustees noted that the Fund’s performance for Class A shares for the one- and three-year periods ended September 30, 2008 was in the first quintile of its Peer Group, but below the Fund’s benchmark, which is a 40%/35%/25% blend of the S&P 500® Index, the Barclays Capital U.S. Aggregate Bond Index, and the Citigroup 3-Month Treasury Bill Index. For the five-year period ended September 30, 2008, the Trustees noted that the Fund was in the second quintile of its Peer Universe and above the Fund’s benchmark.

2009 Semiannual Report 87

Supplemental Information
(Unaudited) (Continued)

The Trustees noted that the Fund’s contractual advisory fee for Class A shares was in the second quintile of its Peer Group, and that the Fund’s actual advisory fee was in the fourth quintile of its Peer Group. The Trustees noted, however, that the Fund’s total expenses were in the first quintile of its Peer Group. In this regard, the Trustees noted that the acquired fund fees and expenses borne indirectly by shareholders were not reflected in the Lipper expense rankings regarding advisory fees, but were included in the Lipper expense rankings regarding total expenses. The Trustees took into account supplemental comparative information regarding the Fund’s advisory fees. The Trustees noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees). The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees noted that shareholders were afforded the benefits of economies of scale through the realization of breakpoints at the underlying index fund level.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded the Advisory and Sub-Advisory Agreements with respect to the Fund should be renewed.

Nationwide Investor Destinations Conservative Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory agreement and mutual fund industry norms. Turning to performance, the Trustees noted that the Fund’s performance for Class A shares for the one- and three-year periods ended September 30, 2008 was in the first quintile of its Peer Group, but below the Fund’s benchmark, which is a 20%/35%/45% blend of the S&P 500® Index, the Barclays Capital U.S. Aggregate Bond Index, and the Citigroup 3-Month Treasury Bill Index. For the five-year period ended September 30, 2008, the Trustees noted that the Fund was in the second quintile of its Peer Universe, but underperformed the Fund’s benchmark. The Trustees noted that the Fund has been attracting assets and has an overall four-star Morningstar rating as of September 30, 2008.

The Trustees noted that the Fund’s actual advisory fee for Class A shares was in the fifth quintile of its Peer Universe, but that the Fund’s total expenses were in the first quintile of its Peer Group. In this regard, the Trustees noted that the acquired fund fees and expenses borne indirectly by shareholders were not reflected in the Lipper expense rankings regarding advisory fees, but were included in the Lipper expense rankings regarding total expenses. The Trustees took into account supplemental comparative information regarding the Fund’s advisory fees. The Trustees noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees). The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees noted that shareholders were afforded the benefits of economies of scale through the realization of breakpoints at the underlying index fund level.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded the Advisory and Sub-Advisory Agreements with respect to the Fund should be renewed.

88 Semiannual Report 2009

Management Information
April 30, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust

			Number of
			Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex	Other
Name, Address	and Length of	Principal Occupation(s)	Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	94	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting group) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	94	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	94	None

Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group), until 2001. Ms. Dryden was a managing partner at Mitchell Madison Group from 1996-2001.	94	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 to June 2000 and President & CEO from June 1992 to October 1999.	94	None

2009 Semiannual Report 89

Management Information (Continued)
April 30, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex	Other
Name, Address	and Length of	Principal Occupation(s)	Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	94	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997
Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			94	None

90 Semiannual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex	Other
Name, Address	and Length of	Principal Occupation(s)	Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman Since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology orientated investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	94	None

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
[3]	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFA, the Fund’s investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, are wholly-owned subsidiaries of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge by calling 800-848-0920.

2009 Semiannual Report 91

Management Information (Continued)
April 30, 2009 (Unaudited)

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund	Other
	with the Trust		Complex	Directorships
Name, Address	and Length of	Principal Occupation(s)	Overseen	Held by
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Trustee[3]
Michael S. Spangler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is the President and Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC [2] and Nationwide Fund Distributors LLC [2], and is a Senior Vice President of Nationwide Financial Services, Inc.[2] From May 2004 until May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc., and Vice President and Director of Touchstone Investments Business Operations from July 2002 until May 2004.
			N/A	N/A

Stephen T. Grugeon Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. [2] Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company and includes Nationwide SA Capital Trust. [2] From February 2008 through June 2008, Mr. Grugeon also served as acting President and Chief Executive Officer of Nationwide Mutual Funds, Nationwide Variable Insurance Trust and Nationwide Funds Group. [2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. [2] He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation, a subsidiary of NWD Investments, from 1999 through 2003.[2]
			N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2]From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]
			N/A	N/A

92 Semiannual Report 2009

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund	Other
	with the Trust		Complex	Directorships
Name, Address	and Length of	Principal Occupation(s)	Overseen	Held by
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Trustee[3]
Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA.[2] She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide.[2] From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007). [2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

2009 Semiannual Report 93

Management Information (Continued)
April 30, 2009 (Unaudited)

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund	Other
	with the Trust		Complex	Directorships
Name, Address	and Length of	Principal Occupation(s)	Overseen	Held by
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Trustee[3]
Michael Butler[4] Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008
Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President and Director of Nationwide Fund Distributors LLC (since January 2008). [2] From January 2006 through April 2007, Mr. Butler was Vice President — Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President — Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	This position is held with an affiliated person or principal underwriter of the Trust.
[3]	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mr. Butler has announced his resignation effective June 30, 2009.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. This summary is available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

94 Semiannual Report 2009

P.O. Box 182205
Columbus, OH 43218-2205
nationwide.com/mutualfunds

Nationwide, Nationwide Financial,
the Nationwide Framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2009 Nationwide Funds Group.
All rights reserved.

SAR-ID 6/09

Nationwide Mutual Funds
SemiannualReport
April 30, 2009 (Unaudited)

Equity Funds
Nationwide Growth Fund
Nationwide Fund

Fixed-Income Fund
Nationwide Money Market Fund

SemiannualReport
April 30, 2009 (Unaudited)

Contents

1	Message to Shareholders

Equity Funds
5	Nationwide Growth Fund
20	Nationwide Fund

Fixed Income Fund
35	Nationwide Money Market Fund

48	Notes to Financial Statements

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on nationwidefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

This page intentionally left blank

Message to Shareholders
April 30, 2009

Dear Shareholder,

The semiannual reporting period for the Nationwide Mutual Funds (NMF) has encompassed two extremely difficult quarters for stock mutual fund investing. Although the blue-chip indexes, including the Dow Jones Industrial Average (DJIA), sank to 12-year lows on March 9th of this year, the market has shown some signs of cautious rebounding. It may be too early to call this a recovery, but at the start of the second quarter of 2009, stock prices began to show signs of improvement.

Federal Reserve Board Chairman Ben Bernanke has talked about seeing “green shoots” in the financial system in the wake of the central bank’s unprecedented efforts to get credit flowing again. Chairman Bernanke has cited as evidence of economic improvement: the rise in consumer spending in the first quarter of the year; a slow, but steady rate of new and existing home purchases, and a modest revival of the credit markets.

Some of those “shoots” are, indeed, hopeful signs. The recession, however, is not fading as quickly as we all would wish. The much-anticipated government plan to remove toxic assets from banks’ balance sheets, as of this writing, has not been implemented. The results from the government’s stress testing of banks are just being disseminated, and the early news indicates that some banks may require more relief.

In the coming months, investors will be keeping an eye on Washington as much as on Wall Street. The damage to the economy remains severe; the latest government figures suggest that, at best, the pace of the negative news has slowed.

This has been a challenging time in the financial markets. At Nationwide® and Nationwide Funds Groupsm we continue to keep a long-term perspective. We remain committed to the underlying investment principles of our funds.

We thank you for entrusting your assets to Nationwide Mutual Funds.

Sincerely,

Michael S. Spangler
President
Nationwide Mutual Funds

2009 Semiannual Report 1

This report and the holdings provided are for informational purposes only, and are not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is accurate as of the date of this report and is subject to change at any time. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site, nationwide.com/mutualfunds.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency except as stated below. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The Treasury Department has extended the U.S. Department of the Treasury’s Temporary Guarantee Program (the “Program”) for Money Market Funds until September 18, 2009. The Board of Trustees of Nationwide Mutual Funds approved the continued participation of the Nationwide Money Market Fund in the Program on April 8, 2009.

Here are some reminders about the program:

•	Only shareholders who held shares in the Nationwide Money Market Fund on September 19, 2008 are eligible for protection under the Program.

•	The Program currently in place provides a guarantee to these shareholders based on the number of shares invested in the Funds at the close of business on September 19, 2008.

•	Any increase in the number of shares an eligible shareholder holds after the close of business on September 19, 2008, will not be guaranteed by the Program.

•	If a customer closes his or her account with a fund or broker-dealer, any future investment in the fund will not be guaranteed.

•	If the number of shares an investor holds fluctuates during the period, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less.

•	The Program is not part of the U.S. Treasury Department’s Troubled Assets Relief Program (TARP). The Program is intended to provide relief for investors in the event the per share value of any of the money market funds falls below $0.995 and a fund liquidates its holdings. The Program will provide coverage to a fund’s shareholders of record at the close of business on September 19, 2008 up to $1.00 per share for the lesser of either the number of shares the investor held in that fund or the number of shares the investor held the date the per share value fell below $0.995. This is commonly referred to as “breaking the buck.”

•	The U.S. Treasury Department, through the Exchange Stabilization Fund (“ESF”), is providing this guarantee. In the event that a participating fund breaks the buck and liquidates, a guarantee payment should be made to investors through their fund within approximately 30 days, subject to possible extensions at the discretion of the Treasury. Payments to investors under the Program will depend on the availability of assets in the ESF, which currently totals approximately $50 billion. The U.S. Department of the Treasury and the Secretary of the Treasury have the authority to use assets from the ESF for purposes other than those of the Program.

•	Participation in each period of the Program requires a payment to the U.S. Department of the Treasury in the amount of 0.015% based on the net asset value of the Fund as of September 19, 2008. Each Fund individually bears this expense without regard to any expense limitation currently in effect for the Fund.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Performance shown is for Class A shares at NAV of the Nationwide Fund and the Nationwide Growth Fund, and Prime Shares of the Nationwide Money Market Fund. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

2 Semiannual Report 2009

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

iMoneyNet First Tier Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds that do not invest in any second-tier securities. Portfolio holdings of first-tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, first-tier commercial paper, floating-rate notes and asset-backed commercial paper.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Morgan Stanley Capital International Emerging Markets (MSCI EMsm) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Standard & Poor’s MidCap 400 (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

Sales charge and fee information:

•	Nationwide Fund

•	Nationwide Growth Fund

Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee.

•	Nationwide Money Market Fund

The Fund has no sales charge or 12b-1 fee.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 1-800-848-0920 to request a prospectus, or download a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

The Funds’ adviser or its employees, may have a position in the securities named in this report. Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass.

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any fund will be achieved.

Based in Conshohocken, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with Aberdeen Asset Management Inc. or Federated Investment Management Company.

2009 Semiannual Report 3

Summary of Market Environment

The following is a summary from Nationwide Funds Group regarding market conditions during the reporting period.

The first half of the reporting period was filled with economic events that have not happened in the United States in more than 50 years, nor, in many cases, since the time of the Great Depression of the late 1920s and 1930s. A rebound in the markets began in mid-March and continued into April, evidence that market observers, as well as investors, are anticipating improvement in the economy during the latter half of 2009 and early 2010. Economic news during the reporting period was mixed, with signs of brightening frequently offset by events that indicated a deepening of the recession.

Some of the negative news included: (1) a 6.1% decrease in the annualized U.S. gross domestic product (GDP) for the first quarter of 2009, as reported by the U.S. Bureau of Economic Analysis; (2) a continuously rising jobless rate, which hit 8.9% in April 2009 according to the Department of Labor (DOL), representing the highest level in the jobless rate since 1983 (as companies continue laying off workers, the unemployment rate well may increase to 10% by the end of 2009;) (3) a spate of new questions about the capital positions of some of the largest U.S. financial institutions (4) persistently-low consumer confidence, resulting in depressed spending levels; and (5) the spreading of residential real estate market troubles to commercial real estate, causing even greater levels of stress in the financial system.

Toward the end of March and into April, some signs emerged that the worst of the economic news might be behind us: (1) indicators pointed to the possibility that price declines in the U.S. housing market were nearing an end; (2) President Obama’s administration announced the “Public-Private Investment Program” (PPIP) to help banks unload some of their illiquid assets and; (3) the U.S. Bureau of Economic Analysis reported in April that personal consumption rose by 2.2% in the first quarter of 2009, an indication that consumer confidence may be strengthening.

A broad look at index performance during the reporting period revealed that mid-capitalization U.S. equities beat their large- and small-cap counterparts by a significant margin. Specifically, large caps, as measured by the Standard & Poor’s 500® (S&P 500) Index, fell 8.5% during the reporting period amid continuing market volatility. Mid-caps, as measured by the Standard & Poor’s MidCap 400® (S&P 400) Index, lost 0.2%, and small caps, as measured by the Russell 2000® Index, declined 8.4%.

In general, the performance of international stocks experienced a significant upswing during the latter part of the reporting period, outpacing that of U.S. equities. International developed market stocks, as measured by the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, lost 2.4% during the reporting period, despite a gain of more than 7.9% during the latter half of the period. Emerging market stocks, as measured by the MSCI Emerging Markets (MSCI EM) Indexsm, gained more than 17% during the reporting period, including a gain of more than 25% during the last three months of the reporting period.

The reporting period was positive overall for fixed-income investors. The broad-based fixed-income Barclays Capital (BARCAP) U.S. Aggregate Bond Index gained 7.7% during the reporting period.

4 Semiannual Report 2009

Nationwide Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2009, the Nationwide Growth Fund (Class A at NAV) returned 0.70% versus −1.52% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Large-Cap Growth Funds (consisting of 879 funds as of April 30, 2009) was −2.35% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Security selection in the information technology (IT), health-care and consumer discretionary sectors provided the most positive relative returns for the Fund during the reporting period. The Fund’s holding in semiconductor manufacturer Marvell Technology Group Ltd. enhanced Fund performance in the IT sector; the company benefited from a very favorable inventory position relative to end-user demand. As new products are launched, we believe the company will expand its profit margins and grow earnings faster than its peers and faster than many investors expect. Within the health-care sector, the Fund’s holding in biotechnology firm Biogen Idec Inc. was a positive contributor to Fund performance. Our decision not to own Celgene Corp., whose stock price fell as fundamentals for one of its key products deteriorated, also helped the Fund. The Fund’s position in Darden Restaurants, Inc., a casual-dining restaurant chain, also enhanced Fund performance during the period. The stock performed well as the company reduced expenses, realized cost savings from acquisitions and achieved better-than-expected sales from its Olive Garden and Red Lobster restaurant chains.

What areas of investment detracted from Fund performance?

Overall, stock selection did not significantly hinder Fund performance in any sector during the reporting period. Among individual holdings, the Fund’s underweight in computers and peripherals manufacturer International Business Machines Corp. (IBM) contributed negatively to the Fund. IBM reported record profits for 2008, an increase of 24% over the previous year. The Fund’s position in Baxter International, Inc., a provider of health-care equipment and supplies, also hampered performance; the company’s stock price was hindered by declining sales as well as continued uncertainty as to the direction and magnitude of health-care policy initiatives coming from Washington, D.C.

What is your outlook for the near term?

Our near-term outlook suggests a continued difficult environment for the economy, given rising unemployment and continuing deleveraging across the economy. Though recovery will take time, we are seeing signs of improvement as the cumulative effect of numerous government and Federal Reserve Board policy initiatives begin to take hold. Several encouraging developments have emerged recently. For example, the latest data on housing activity exceeded expectations, and new car sales were up. Consumers, who comprise two-thirds of the U.S. gross domestic product (GDP), have begun to save again; the savings rate rose from -1% to nearly 3% in the fourth quarter of 2008. The more recent equity market rally has been sharp and quick but rather concentrated, although it does appear that panic has subsided within the global financial markets. The rate of economic deceleration appears to be moderating, which has led equity markets to begin discounting future growth. While we remain cautious in the near term, we continue to invest in companies we believe will survive and prosper across the business cycle.

Subadviser:
Aberdeen Asset Management Inc.

Portfolio Managers:
Christopher Baggini, CFA; and Douglas Burtnick, CFA

2009 Semiannual Report 5

Fund Performance	Nationwide Growth Fund

Average Annual Total Return
For periods ended April 30, 2009

		Six
		Months*	1 Yr.	5 Yr.	10 Yr.

Class A	w/o SC1	0.70%	-29.17%	-0.91%	-6.63%
	w/SC2	-5.13%	-33.22%	-2.08%	-7.18%

Class B	w/o SC1	0.39%	-29.70%	-1.53%	-7.52%
	w/SC3	-4.61%	-33.22%	-1.93%	-7.52%

Class C4	w/o SC1	0.39%	-29.70%	-1.55%	-7.19%
	w/SC5	-0.61%	-30.40%	-1.55%	-7.19%

Class D	w/o SC1	0.85%	-28.95%	-0.57%	-6.35%
	w/SC6	-3.76%	-32.15%	-1.48%	-6.78%

Class R2[4,7,8]		0.53%	-29.40%	-1.09%	-6.63%

Institutional Service Class[4,7]		0.69%	-29.03%	-0.60%	-6.35%

Institutional Class[4,7]		0.86%	-28.98%	-0.60%	-6.37%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	These returns for periods prior to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class C shares (3/1/01), Institutional Service Class shares (1/2/02), Class R2 shares (10/1/03), and Institutional Class shares (6/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C, Institutional Service Class, Class R2 shares and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C and Class R2 shares would have been lower.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	A 4.50% front-end sales charge was deducted.

[7]	Not subject to any sales charges.

[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

Expense Ratios

Expense
Ratio*

Class A	1.10%

Class B	1.81%

Class C	1.81%

Class D	0.82%

Class R2	1.51%

Institutional Service Class	0.81%

Institutional Class	0.81%

*	Annualized data as of October 31, 2008. Please see the Fund’s most recent prospectus for details. Annualized expense ratios for the six-month period ending April 30, 2009 appear in the “Shareholder Expense Example” section of the report.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Growth Fund, the Russell 1000® Growth Index (Russell 1000 Growth)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 04/30/09. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 Growth measures the performance of those companies in the Russell 1000® Index (the largest 1000 companies in the U.S.) with higher price-to-book ratios and higher forecasted growth values.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Semiannual Report 2009

Shareholder	Nationwide Growth Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Growth Fund			11/01/08	04/30/09	11/01/08 - 04/30/09 [a]	11/01/08 - 04/30/09 [a]

Class A	Actual		1,000.00	1,007.03	7.27	1.46
	Hypothetical	[b]	1,000.00	1,017.55	7.33	1.46

Class B	Actual		1,000.00	1,003.89	10.68	2.15
	Hypothetical	[b]	1,000.00	1,014.13	10.79	2.15

Class C	Actual		1,000.00	1,003.89	10.68	2.15
	Hypothetical	[b]	1,000.00	1,014.13	10.79	2.15

Class D	Actual		1,000.00	1,008.53	5.78	1.16
	Hypothetical	[b]	1,000.00	1,019.04	5.82	1.16

Class R2[c]	Actual		1,000.00	1,005.25	7.71	1.55
	Hypothetical	[b]	1,000.00	1,017.11	7.78	1.55

Institutional Service Class	Actual		1,000.00	1,006.87	6.33	1.27
	Hypothetical	[b]	1,000.00	1,018.49	6.38	1.27

Institutional Class	Actual		1,000.00	1,008.61	6.30	1.27
	Hypothetical	[b]	1,000.00	1,018.52	6.35	1.27

[a]	Expenses are equal to the fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

[c]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

2009 Semiannual Report 7

Portfolio Summary	Nationwide Growth Fund
April 30, 2009 (Unaudited)

Asset Allocation

Common Stocks	98.9%
Repurchase Agreements	2.0%
Liabilities in excess of other assets	(0	.9)%

	100.0%

Top Industries

Computers & Peripherals	8.0%
Communications Equipment	7.0%
Software	6.3%
Semiconductors & Semiconductor Equipment	5.4%
Hotels, Restaurants & Leisure	5.0%
Specialty Retail	4.5%
Chemicals	4.2%
Oil, Gas & Consumable Fuels	4.1%
Food & Staples Retailing	3.9%
Pharmaceuticals	3.9%
Other Industries*	47.7%

100.0%

Top Holdings

Google, Inc., Class A	3.3%
Hewlett-Packard Co.	3.0%
Oracle Corp.	2.7%
QUALCOMM, Inc.	2.5%
Apple, Inc.	2.5%
Cisco Systems, Inc.	2.4%
Wal-Mart Stores, Inc.	2.0%
Intel Corp.	2.0%
Microsoft Corp.	2.0%
Baxter International, Inc.	2.0%
Other Holdings*	75.6%

100.0%

*	For purposes of listing top holdings and top industries, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

8 Semiannual Report 2009

Statement of Investments
April 30, 2009 (Unaudited)

Nationwide Growth Fund

Common Stocks 98.9%

	Shares	Market Value

Aerospace & Defense 3.6%
Alliant Techsystems, Inc.*	4,050	$322,583
Boeing Co.	3,880	155,394
Honeywell International, Inc.	38,000	1,185,980
Precision Castparts Corp.	11,050	827,203
Raytheon Co.	29,150	1,318,454
United Technologies Corp.	8,860	432,722

		4,242,336

Air Freight & Logistics 1.4%
CH Robinson Worldwide, Inc.	12,000	637,920
United Parcel Service, Inc., Class B	18,400	963,056

		1,600,976

Airline 0.7%
Southwest Airlines Co.	119,200	832,016

Beverages 2.2%
Coca-Cola Co. (The)	9,420	405,531
PepsiCo, Inc.	42,990	2,139,182

		2,544,713

Biotechnology 2.3%
Cephalon, Inc.*	14,960	981,526
Gilead Sciences, Inc.*	37,990	1,739,942

		2,721,468

Capital Markets 2.1%
Charles Schwab Corp. (The)	35,600	657,888
Goldman Sachs Group, Inc. (The)	7,130	916,205
Northern Trust Corp.	6,700	364,212
State Street Corp.	16,290	555,978

		2,494,283

Chemicals 4.2%
Air Products & Chemicals, Inc.	7,000	461,300
FMC Corp.	9,750	475,117
Monsanto Co.	19,777	1,678,870
Praxair, Inc.	17,800	1,328,058
Valspar Corp.	37,350	896,400

		4,839,745

Communications Equipment 7.0%
Cisco Systems, Inc.*	141,340	2,730,689
Corning, Inc.	35,100	513,162
Juniper Networks, Inc.*	46,100	998,065
QUALCOMM, Inc.	68,420	2,895,534
Research In Motion Ltd.*	13,900	966,050

		8,103,500

Computers & Peripherals 8.0%
Apple, Inc.*	22,740	2,861,374
Dell, Inc.*	34,900	405,538
EMC Corp.*	97,550	1,222,301
Hewlett-Packard Co.	96,640	3,477,107
International Business Machines Corp.	4,950	510,890
NetApp, Inc.*	31,200	570,960
Western Digital Corp.*	8,600	202,272

		9,250,442

Diversified Financial Services 1.1%
JPMorgan Chase & Co.	37,200	1,227,600

Electric Utility 0.2%
DPL, Inc.	8,750	196,263

Electrical Equipment 2.0%
Ametek, Inc.	25,095	808,310
Emerson Electric Co.	44,800	1,524,992

		2,333,302

Electronic Equipment & Instruments 0.2%
FLIR Systems, Inc.*	8,900	197,402

Energy Equipment & Services 3.2%
Cameron International Corp.*	29,100	744,378
Schlumberger Ltd.	37,320	1,828,307
Transocean Ltd.*	17,114	1,154,853

		3,727,538

Food & Staples Retailing 3.9%
CVS Caremark Corp.	57,069	1,813,653
Wal-Mart Stores, Inc.	47,160	2,376,864
Walgreen Co.	11,300	355,159

		4,545,676

Health Care Equipment & Supplies 3.1%
Baxter International, Inc.	46,350	2,247,975
Medtronic, Inc.	11,800	377,600
St. Jude Medical, Inc.*	27,850	933,532

		3,559,107

Health Care Providers & Services 2.3%
Aetna, Inc.	32,060	705,641
Express Scripts, Inc.*	4,650	297,461
Medco Health Solutions, Inc.*	19,600	853,580
Quest Diagnostics, Inc.	16,550	849,511

		2,706,193

Hotels, Restaurants & Leisure 5.0%
Darden Restaurants, Inc.	44,700	1,652,559
International Game Technology	23,100	285,285
Marriott International, Inc., Class A	11,300	266,228
McDonald’s Corp.	30,070	1,602,430

2009 Semiannual Report 9

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide Growth Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Hotels, Restaurants & Leisure (continued)

Starwood Hotels & Resorts Worldwide, Inc.	52,900	$1,103,494
WMS Industries, Inc.*	26,950	865,365

		5,775,361

Household Durables 0.2%
Garmin Ltd.	7,300	183,887

Household Products 1.4%
Colgate-Palmolive Co.	21,400	1,262,600
Procter & Gamble Co. (The)	8,530	421,723

		1,684,323

Industrial Conglomerate 0.4%
3M Co.	7,450	429,120

Information Technology Services 1.7%
Cognizant Technology Solutions Corp., Class A *	20,020	496,296
Visa, Inc., Class A	22,960	1,491,481

		1,987,777

Insurance 0.8%
Aflac, Inc.	10,000	288,900
MetLife, Inc.	20,290	603,627

		892,527

Internet & Catalog Retail 0.3%
Amazon.com, Inc.*	3,700	297,924

Internet Software & Services 3.3%
Google, Inc., Class A*	9,570	3,789,433

Leisure Equipment & Products 0.2%
Hasbro, Inc.	10,500	279,930

Life Sciences Tools & Services 0.9%
Thermo Fisher Scientific, Inc.*	28,650	1,005,042

Machinery 2.6%
Deere & Co.	29,550	1,219,233
Graco, Inc.	11,200	264,208
PACCAR, Inc.	18,000	637,920
SPX Corp.	20,450	944,176

		3,065,537

Media 1.0%
Comcast Corp., Class A	77,500	1,198,150

Metals & Mining 0.6%
Nucor Corp.	17,200	699,868

Multiline Retail 2.8%
Kohl’s Corp.*	21,700	984,095
Macy’s, Inc.	44,400	607,392
Nordstrom, Inc.	11,500	260,245
Target Corp.	35,150	1,450,289

		3,302,021

Natural Gas Utility 0.1%
Questar Corp.	5,400	160,488

Oil, Gas & Consumable Fuels 4.1%
Cabot Oil & Gas Corp.	29,600	893,624
EOG Resources, Inc.	23,500	1,491,780
Hess Corp.	26,900	1,473,851
Occidental Petroleum Corp.	7,800	439,062
Peabody Energy Corp.	8,600	226,954
Williams Cos., Inc. (The)	19,730	278,193

		4,803,464

Pharmaceuticals 3.9%
Abbott Laboratories	45,600	1,908,360
Allergan, Inc.	14,900	695,234
Bristol-Myers Squibb Co.	73,900	1,418,880
Schering-Plough Corp.	21,000	483,420

		4,505,894

Professional Services 1.3%
Manpower, Inc.	13,500	581,715
Watson Wyatt Worldwide, Inc., Class A	16,650	883,282

		1,464,997

Real Estate Investment Trusts 0.3%
Plum Creek Timber Co., Inc.	9,800	338,296

Road & Rail 1.5%
Burlington Northern Santa Fe Corp.	3,000	202,440
Canadian National Railway Co.	17,850	721,497
Ryder System, Inc.	4,800	132,912
Union Pacific Corp.	14,400	707,616

		1,764,465

Semiconductors & Semiconductor Equipment 5.4%
Altera Corp.	67,350	1,098,479
Intel Corp.	150,230	2,370,629
Marvell Technology Group Ltd.*	108,650	1,192,977
Microchip Technology, Inc.	24,700	568,100
NVIDIA Corp.*	41,100	471,828
Texas Instruments, Inc.	30,250	546,315

		6,248,328

Software 6.3%
Intuit, Inc.*	10,000	231,300
McAfee, Inc.*	44,500	1,670,530
Microsoft Corp.	112,720	2,283,707
Oracle Corp.	160,190	3,098,075

		7,283,612

10 Semiannual Report 2009

Common Stocks (continued)
	Shares	Market Value

Specialty Retail 4.5%
Advance Auto Parts, Inc.	13,150	$575,313
GameStop Corp., Class A*	35,840	1,080,934
Lowe’s Cos., Inc.	99,600	2,141,400
Staples, Inc.	28,800	593,856
Urban Outfitters, Inc.*	45,200	880,948

		5,272,451

Textiles, Apparel & Luxury Goods 1.0%
Coach, Inc.*	48,400	1,185,800

Tobacco 1.0%
Philip Morris International, Inc.	30,900	1,118,580

Trading Companies & Distributors 0.8%
W.W. Grainger, Inc.	10,520	882,418

Total Common Stocks (cost $119,148,275)		114,742,253

Repurchase Agreements 2.0%

	Principal Amount	Market Value

CS First Boston, 0.18%, dated 04/30/09, due 05/01/09, repurchase price $791,646, collateralized by U.S. Government Agency Mortgage 5.50%, maturing 04/01/39; total market value of $807,475	$791,642	791,642
UBS Securities, 0.15%, dated 04/30/09, due 05/01/09, repurchase price $1,495,182, collateralized by U.S. Government Agency Securities ranging from 0.00% — 6.25%, maturing 05/06/09 — 04/23/29; total market value of $1,525,080	1,495,175	1,495,175

Total Repurchase Agreements (cost $2,286,817)		2,286,817

Total Investments (cost $121,435,092) (a) — 100.9%		117,029,070

Liabilities in excess of other assets — (0.9)%		(1,001,809)

NET ASSETS — 100.0%		$116,027,261

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

Ltd	Limited

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 11

Statement of Assets and Liabilities
April 30, 2009 (Unaudited)

Nationwide
Growth Fund

Assets:
Investments, at value (cost $119,148,275)	$114,742,253
Repurchase agreements, at value and cost	2,286,817

Total Investments	117,029,070

Interest and dividends receivable	122,208
Receivable for capital shares issued	16,980
Receivable for investments sold	2,217,598
Prepaid expenses and other assets	55,708

Total Assets	119,441,564

Liabilities:
Payable for investments purchased	3,209,091
Payable for capital shares redeemed	45,005
Accrued expenses and other payables:
Investment advisory fees	55,600
Fund administration fees	12,033
Distribution fees	3,771
Administrative services fees	15,447
Trustee fees	739
Compliance program costs (Note 3)	1,817
Custodian fees	5,010
Printing fees	56,314
Professional fees	6,569
Other	2,907

Total Liabilities	3,414,303

Net Assets	$116,027,261

Represented by:
Capital	$375,577,379
Accumulated undistributed net investment income	133,697
Accumulated net realized losses from investment transactions	(255,277,793)
Net unrealized appreciation/(depreciation) from investments	(4,406,022)

Net Assets	$116,027,261

Net Assets:
Class A Shares	$9,345,969
Class B Shares	1,763,902
Class C Shares	623,883
Class D Shares	104,227,316
Class R2 Shares (a)	64,325
Institutional Service Class Shares	931
Institutional Class Shares	935

Total	$116,027,261

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,630,406
Class B Shares	341,804
Class C Shares	120,915
Class D Shares	17,726,210
Class R2 Shares (a)	11,200
Institutional Service Class Shares	158
Institutional Class Shares	159

Total	19,830,852

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

12 Semiannual Report 2009

	Nationwide
	Growth Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$5.73
Class B Shares (b)	$5.16
Class C Shares (c)	$5.16
Class D Shares	$5.88
Class R2 Shares (a)	$5.74
Institutional Service Class Shares	$5.88	(d)
Institutional Class Shares	$5.87	(d)
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$6.08
Class D Shares	$6.16

Maximum Sales Charge:
Class A Shares	5.75%

Class D Shares	4.50%

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(d)	The NAV reported above represents the traded NAV at April 30, 2009.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 13

Statement of Operations
For the Six Months Ended April 30, 2009 (Unaudited)

Nationwide
Growth Fund

INVESTMENT INCOME:
Interest income	$508
Dividend income	863,724
Foreign tax withholding	(496)

Total Income	863,736

EXPENSES:
Investment advisory fees	324,179
Fund administration fees	67,404
Distribution fees Class A	10,977
Distribution fees Class B	8,543
Distribution fees Class C	5,065
Distribution fees Class R2 (a)	5
Administrative services fees Class A	2,515
Administrative services fees Class D	1,790
Registration and filing fees	52,802
Professional fees	10,259
Printing fees	55,258
Trustee fees	4,047
Compliance program costs (Note 3)	1,162
Custodian fees	32,938
Other	76,395

Total expenses before earnings credit	653,339
Earnings credit (Note 5)	(9,915)

Net Expenses	643,424

NET INVESTMENT INCOME	220,312

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(24,203,762)
Net change in unrealized appreciation/(depreciation) from investments	24,231,447

Net realized/unrealized gains from investments	27,685

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$247,997

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

14 Semiannual Report 2009

Statements of Changes in Net Assets

	Nationwide Growth Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)
Operations:
Net investment income	$220,312	$439,605
Net realized losses from investment transactions	(24,203,762)	(20,074,972)
Net change in unrealized appreciation/(depreciation) from investments	24,231,447	(56,754,191)

Change in net assets resulting from operations	247,997	(76,389,558)

Distributions to Shareholders From:
Net investment income:
Class A	–	(24,178)
Class B	–	(683)
Class C	–	–
Class D	(166,801)	(339,208)
Class R2 (a)	–	(1)
Institutional Service Class	(1)	(3)
Institutional Class	(2)	(3)

Change in net assets from shareholder distributions	(166,804)	(364,076)

Change in net assets from capital transactions	(5,041,765)	(20,385,421)

Change in net assets	(4,960,572)	(97,139,055)

Net Assets:
Beginning of period	120,987,833	218,126,888

End of period	$116,027,261	$120,987,833

Accumulated undistributed net investment income at end of period	$133,697	$80,189

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$677,447	$5,286,231
Dividends reinvested	–	19,422
Cost of shares redeemed (b)	(1,282,915)	(6,938,623)

Total Class A	(605,468)	(1,632,970)

Class B Shares
Proceeds from shares issued	99,960	287,221
Dividends reinvested	–	633
Cost of shares redeemed (b)	(352,812)	(1,118,646)

Total Class B	(252,852)	(830,792)

Class C Shares
Proceeds from shares issued	2,002,949	768,162
Dividends reinvested	–	–
Cost of shares redeemed (b)	(1,935,701)	(2,129,882)

Total Class C	67,248	(1,361,720)

Amounts designated as “ – ” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Includes redemption fees — see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 15

Statements of Changes in Net Assets (Continued)

	Nationwide Growth Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class D Shares
Proceeds from shares issued	$1,519,492	$5,182,808
Dividends reinvested	161,801	328,100
Cost of shares redeemed (b)	(5,994,359)	(22,070,854)

Total Class D	(4,313,066)	(16,559,946)

Class R2 Shares (a)
Proceeds from shares issued	63,703	–
Dividends reinvested	–	1
Cost of shares redeemed (b)	(1,333)	–

Total Class R2	62,370	1

Institutional Service Class Shares
Proceeds from shares issued	–	–
Dividends reinvested	1	3
Cost of shares redeemed	–	–

Total Institutional Service Class	1	3

Institutional Class Shares
Proceeds from shares issued	–	–
Dividends reinvested	2	3
Cost of shares redeemed	–	–

Total Institutional Class	2	3

Change in net assets from capital transactions:	$(5,041,765)	$(20,385,421)

SHARE TRANSACTIONS:
Class A Shares
Issued	130,324	639,018
Reinvested	–	2,550
Redeemed	(248,374)	(888,876)

Total Class A Shares	(118,050)	(247,308)

Class B Shares
Issued	20,725	40,064
Reinvested	–	91
Redeemed	(75,459)	(160,261)

Total Class B Shares	(54,734)	(120,106)

Class C Shares
Issued	419,785	99,100
Reinvested	–	–
Redeemed	(420,099)	(308,471)

Total Class C Shares	(314)	(209,371)

Amounts designated as “ – ” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Includes redemption fees — see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

16 Semiannual Report 2009

	Nationwide Growth Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

SHARE TRANSACTIONS: (continued)
Class D Shares
Issued	282,740	645,162
Reinvested	29,689	42,007
Redeemed	(1,137,620)	(2,754,933)

Total Class D Shares	(825,191)	(2,067,764)

Class R2 Shares (a)
Issued	11,259	–
Reinvested	–	–
Redeemed	(233)	–

Total Class R2 Shares	11,026	–

Institutional Service Class Shares
Issued	–	–
Reinvested	–	–
Redeemed	–	–

Total Institutional Service Class	–	–

Institutional Class Shares
Issued	–	–
Reinvested	–	–
Redeemed	–	–

Total Institutional Class	–	–

Total change in shares:	(987,263)	(2,644,549)

Amounts designated as “ – ” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The Accompanying Notes are an integral part of these Financial Statements.

2009 Semiannual Report 17

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Growth Fund

		Operations			Distributions					Ratios/Supplemental Data

			Net Realized									Ratio of Net	Ratio of
			and									Investment	Expenses
	Net Asset	Net	Unrealized								Ratio of	Income	(Prior to
	Value,	Investment	Gains	Total	Net			Net Asset		Net Assets	Expenses	(Loss) to	Reimbursements)
	Beginning	Income	(Losses) from	from	Investment	Total	Redemption	Value, End	Total	at End	to Average	Average	to Average		Portfolio
	of Period	(Loss)	Investments	Operations	Income	Distributions	fees	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)		Turnover (e)
Class A Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$5.69	–	0.04	0.04	–	–	–	$5.73	0.70%	$9,345,969	1.46%	0.16%	1.46%		68.28%
Year Ended October 31, 2008 (f)	$9.14	–	(3.44)	(3.44)	(0.01)	(0.01)	–	$5.69	(37.65%)	$9,957,021	1.12%	–	1.12%		217.15%
Year Ended October 31, 2007 (f)	$7.20	–	1.96	1.96	(0.02)	(0.02)	–	$9.14	27.24%	$18,240,558	1.12%	(0.05%)	1.12%		262.81%
Year Ended October 31, 2006	$6.69	(0.04)	0.55	0.51	–	–	–	$7.20	7.62%	$12,815,818	1.15%	(0.29%)	1.15%		284.67%
Year Ended October 31, 2005	$6.08	(0.01)	0.63	0.62	(0.01)	(0.01)	–	$6.69	10.22%	$29,467,129	1.34%	(0.14%)	1	.34% (g)	281.51%
Year Ended October 31, 2004	$5.92	(0.02)	0.18	0.16	–	–	–	$6.08	2.70%	$30,641,138	1.19%	(0.36%)	1	.19% (g)	286.06%

Class B Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$5.14	(0.01)	0.03	0.02	–	–	–	$5.16	0.39%	$1,763,902	2.15%	(0.53%)	2.15%		68.28%
Year Ended October 31, 2008 (f)	$8.30	(0.05)	(3.11)	(3.16)	–	–	–	$5.14	(38.06%)	$2,039,665	1.81%	(0.67%)	1.81%		217.15%
Year Ended October 31, 2007 (f)	$6.58	(0.05)	1.78	1.73	(0.01)	(0.01)	–	$8.30	26.23%	$4,288,651	1.81%	(0.72%)	1.82%		262.81%
Year Ended October 31, 2006	$6.15	(0.07)	0.50	0.43	–	–	–	$6.58	6.99%	$4,444,688	1.80%	(0.94%)	1.80%		284.67%
Year Ended October 31, 2005	$5.61	(0.05)	0.59	0.54	–	–	–	$6.15	9.63%	$5,324,797	1.98%	(0.78%)	1	.98% (g)	281.51%
Year Ended October 31, 2004	$5.51	(0.05)	0.15	0.10	–	–	–	$5.61	1.81%	$5,817,237	1.84%	(1.00%)	1	.84% (g)	286.06%

Class C Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$5.14	(0.01)	0.03	0.02	–	–	–	$5.16	0.39%	$623,883	2.15%	(0.61%)	2.15%		68.28%
Year Ended October 31, 2008 (f)	$8.30	(0.05)	(3.11)	(3.16)	–	–	–	$5.14	(38.07%)	$623,431	1.81%	(0.67%)	1.81%		217.15%
Year Ended October 31, 2007 (f)	$6.58	(0.06)	1.79	1.73	(0.01)	(0.01)	–	$8.30	26.37%	$2,743,798	1.79%	(0.79%)	1.79%		262.81%
Year Ended October 31, 2006	$6.16	(0.05)	0.47	0.42	–	–	–	$6.58	6.82%	$777,448	1.77%	(0.93%)	1.77%		284.67%
Year Ended October 31, 2005	$5.62	(0.04)	0.58	0.54	–	–	–	$6.16	9.61%	$549,708	2.03%	(0.96%)	2	.03% (g)	281.51%
Year Ended October 31, 2004	$5.51	(0.05)	0.16	0.11	–	–	–	$5.62	2.00%	$247,780	1.84%	(1.01%)	1	.84% (g)	286.06%

Class D Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$5.84	0.01	0.04	0.05	(0.01)	(0.01)	–	$5.88	0.85%	$104,227,316	1.16%	0.46%	1.16%		68.28%
Year Ended October 31, 2008 (f)	$9.35	0.02	(3.51)	(3.49)	(0.02)	(0.02)	–	$5.84	(37.40%)	$108,364,868	0.82%	0.31%	0.82%		217.15%
Year Ended October 31, 2007 (f)	$7.35	0.02	2.00	2.02	(0.02)	(0.02)	–	$9.35	27.57%	$192,849,322	0.81%	0.27%	0.82%		262.81%
Year Ended October 31, 2006	$6.81	–	0.54	0.54	–	–	–	$7.35	7.93%	$182,519,298	0.80%	0.05%	0.80%		284.67%
Year Ended October 31, 2005	$6.17	0.01	0.65	0.66	(0.02)	(0.02)	–	$6.81	10.74%	$202,682,030	0.99%	0.21%	0	.99% (g)	281.51%
Year Ended October 31, 2004	$6.00	–	0.17	0.17	–	–	–	$6.17	2.87%	$216,842,723	0.85%	(0.01%)	0	.85% (g)	286.06%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares outstanding during the period.
(g)	There were no fee reductions during the period.
(h)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(i)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

The accompanying notes are an integral part of these financial statements.

18 Semiannual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Growth Fund (Continued)

		Operations			Distributions					Ratios/Supplemental Data

			Net Realized									Ratio of Net	Ratio of
			and									Investment	Expenses
	Net Asset	Net	Unrealized								Ratio of	Income	(Prior to
	Value,	Investment	Gains	Total	Net			Net Asset		Net Assets	Expenses	(Loss) to	Reimbursements)
	Beginning	Income	(Losses) from	from	Investment	Total	Redemption	Value, End	Total	at End	to Average	Average	to Average		Portfolio
	of Period	(Loss)	Investments	Operations	Income	Distributions	fees	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)		Turnover (e)

Class R2 Shares (h)
Six Months Ended April 30, 2009 (Unaudited) (f)	$5.71	(0.03)	0.06	0.03	–	–	–	$5.74	0.53%	$64,325	1.55%	(1.26%)	1.55%		68.28%
Year Ended October 31, 2008 (f)	$9.20	(0.03)	(3.45)	(3.48)	(0.01)	(0.01)	–	$5.71	(37.87%)	$996	1.48%	(0.36%)	1.48%		217.15%
Year Ended October 31, 2007 (f)	$7.27	(0.04)	1.98	1.94	(0.01)	(0.01)	–	$9.20	26.76%	$1,602	1.48%	(0.44%)	1.49%		262.81%
Year Ended October 31, 2006	$6.77	(0.03)	0.53	0.50	–	–	–	$7.27	7.39%	$1,265	1.28%	(0.47%)	1.28%		284.67%
Year Ended October 31, 2005	$6.15	(0.01)	0.64	0.63	(0.01)	(0.01)	–	$6.77	10.28%	$1,177	1.29%	(0.14%)	1	.29% (g)	281.51%
Year Ended October 31, 2004	$6.00	(0.03)	0.18	0.15	–	–	–	$6.15	2.50%	$1,067	1.29%	(0.46%)	1	.29% (g)	286.06%

Institutional Service Class Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$5.85	0.01	0.03	0.04	(0.01)	(0.01)	–	$5.88	0.69%	$931	1.27%	0.30%	1.27%		68.28%
Year Ended October 31, 2008 (f)	$9.36	0.03	(3.52)	(3.49)	(0.02)	(0.02)	–	$5.85	(37.36%)	$924	0.74%	0.37%	0.74%		217.15%
Year Ended October 31, 2007 (f)	$7.36	0.02	2.00	2.02	(0.02)	(0.02)	–	$9.36	27.53%	$1,475	0.81%	0.22%	0.81%		262.81%
Year Ended October 31, 2006	$6.82	–	0.54	0.54	–	–	–	$7.36	7.92%	$1,157	0.80%	0.02%	0.80%		284.67%
Year Ended October 31, 2005	$6.19	–	0.65	0.65	(0.02)	(0.02)	–	$6.82	10.55%	$1,071	1.04%	0.11%	1	.04% (g)	281.51%
Year Ended October 31, 2004 (f)	$6.01	0.01	0.17	0.18	–	–	–	$6.19	3.03%	$969	0.84%	0.22%	0	.84% (g)	286.06%

Institutional Class Shares
Period Ended April 30, 2009 (Unaudited) (f)	$5.83	0.01	0.04	0.05	(0.01)	(0.01)	–	$5.87	0.86%	$935	1.27%	0.30%	1.27%		68.28%
Year Ended October 31, 2008 (f)	$9.34	0.03	(3.52)	(3.49)	(0.02)	(0.02)	–	$5.83	(37.44%)	$928	0.74%	0.37%	0.74%		217.15%
Year Ended October 31, 2007 (f)	$7.34	0.02	2.01	2.03	(0.03)	(0.03)	–	$9.34	27.61%	$1,482	0.81%	0.23%	0.81%		262.81%
Year Ended October 31, 2006	$6.80	–	0.54	0.54	–	–	–	$7.34	7.94%	$1,162	0.79%	0.02%	0.79%		284.67%
Year Ended October 31, 2005	$6.17	–	0.65	0.65	(0.02)	(0.02)	–	$6.80	10.59%	$1,076	1.04%	0.11%	1	.04%(g)	281.51%
Period Ended October 31, 2004 (i)	$6.34	–	(0.17)	(0.17)	–	–	–	$6.17	(2.68%)	$973	0.80%	(0.06%)	0	.80%(g)	286.06%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares outstanding during the period.
(g)	There were no fee reductions during the period.
(h)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(i)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 19

Nationwide Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2009, the Nationwide Fund (Class A at NAV) registered −8.20% versus −8.53% for its benchmark, the Standard & Poor’s 500® (S&P 500) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Large-Cap Core Funds (consisting of 959 funds as of April 30, 2009) was −7.13% for the same time period.

What areas of investment provided the most positive relative returns for the Fund?

Stock selection in the financials and industrials sectors contributed the most to Fund performance during the reporting period. The Fund’s holding in The Goldman Sachs Group, Inc. enhanced performance; the company’s strong capital base and balance sheet allowed the company to outperform versus its peers, despite the unprecedented disruptions that have occurred in the global financial markets. The Fund’s limited exposure to Bank of America Corp. also helped performance; the company continued to struggle with significant credit losses and capital adequacy issues in the wake of its Merrill Lynch acquisition. Offshore technology services provider and Fund-holding Cognizant Technology Solutions Corp. announced earnings results and guidance that exceeded consensus expectations, and benefited from improving investor sentiment toward technology companies. Automotive components supplier BorgWarner Inc. also added to Fund performance. BorgWarner’s shares were trading at what we thought was an attractive valuation on negative sentiment around the auto industry. As one of the highest-quality auto supply companies, BorgWarner saw its shares gain ground as investors began to look more favourably on government-induced industry restructuring trends and the improving macroeconomic environment.

What areas of investment detracted from Fund performance?

Fund performance was hampered by security selection in the materials sector, most notably the Fund’s holding in The Dow Chemical Co. Dow Chemical’s stock price fell sharply on concerns that the cyclical downturn would lead to reduced demand for its products and that its acquisition of Rohm and Haas Co. was poorly timed and overpriced. The two companies did complete the merger under revised terms, but we had since exited the position in the stock. Within the financials sector, the Fund’s exposure to Zions Bancorp also was a detractor. Zions Bancorp’s stock price declined amid continued negative investor sentiment for banks, asset-quality erosion on its balance sheet, and the increasing risk of further credit losses.

What is your outlook for the near term?

Our near-term outlook suggests a continued difficult environment for the economy, given rising unemployment and continuing deleveraging across the economy. Though recovery will take time, we are seeing signs of improvement as the cumulative effect of numerous government and Federal Reserve Board policy initiatives begin to take hold. Several encouraging developments have emerged recently. For example, the latest data on housing activity exceeded expectations, and new car sales were up. Consumers, who comprise two-thirds of the U.S. gross domestic product (GDP), have begun to save again; the savings rate rose from −1% to nearly 3% in the fourth quarter of 2008. The more recent equity market rally has been sharp and quick, but rather concentrated, although it does appear that panic has subsided within the global financial markets. The rate of economic deceleration appears to be moderating, which has led equity markets to begin discounting future growth. While we remain cautious in the near term, we continue to invest in companies we believe will survive and prosper across the business cycle.

Subadviser:
Aberdeen Asset Management Inc.

Portfolio Managers:
(Fundamental Sleeve)
Paul Atkinson, Francis Radano III, CFA and Shahreza Yusof
(Quantitive Sleeve)
Joseph A. Cerniglia, CFA and Jarrett Fisher, CFA

20 Semiannual Report 2009

Fund Performance	Nationwide Fund

Average Annual Total Return
For periods ended April 30, 2009

		Six
		Months*	1 Yr.	5 Yr.	10 Yr.

Class A	w/o SC1	-8.20%	-39.64%	-3.60%	-3.31%
	w/SC2	-13.47%	-43.12%	-4.73%	-3.88%

Class B	w/o SC1	-8.57%	-40.10%	-4.28%	-4.03%
	w/SC3	-13.10%	-43.06%	-4.52%	-4.03%

Class C4	w/o SC1	-8.44%	-40.00%	-4.26%	-3.83%
	w/SC5	-9.35%	-40.60%	-4.26%	-3.83%

Class D	w/o SC1	-8.10%	-39.52%	-3.38%	-3.09%
	w/SC6	-12.26%	-42.25%	-4.26%	-3.54%

Class R2[4,7,8]		-8.38%	-39.81%	-3.77%	1.43%

Institutional Class[4,7]		-7.97%	-39.38%	-3.28%	-3.04%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of sales charges (SC).

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	These returns for periods prior to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class C shares (3/1/01), Class R2 shares (10/1/03), and Institutional Class shares (6/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C, Class R2 shares and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C and Class R2 shares would have been lower.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	A 4.50% front-end sales charge was deducted.

[7]	Not subject to any sales charges.

[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

Expense Ratios

Expense
Ratio*

Class A	1.04%

Class B	1.73%

Class C	1.73%

Class D	0.78%

Class R2	1.43%

Institutional Class	0.73%

*	Annualized data as of October 31, 2008. Please see the Fund’s most recent prospectus for details. Annualized expense ratios for the six-month period ending April 30, 2009 appear in the “Shareholder Expense Example” section of the report.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Fund, S&P 500® Index (S&P 500)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 04/30/09. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expense, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Semiannual Report 21

Shareholder	Nationwide Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Fund			11/01/2008	04/30/2009	11/01/08 - 04/30/09 [a]	11/01/08 - 04/30/09 [a]

Class A	Actual		1,000.00	917.96	5.59	1.18
	Hypothetical	[b]	1,000.00	1,018.96	5.90	1.18

Class B	Actual		1,000.00	914.25	8.91	1.88
	Hypothetical	[b]	1,000.00	1,015.49	9.42	1.88

Class C	Actual		1,000.00	915.57	8.91	1.88
	Hypothetical	[b]	1,000.00	1,015.49	9.42	1.88

Class D	Actual		1,000.00	919.04	4.43	0.93
	Hypothetical	[b]	1,000.00	1,020.18	4.67	0.93

Class R2[c]	Actual		1,000.00	916.16	6.56	1.38
	Hypothetical	[b]	1,000.00	1,017.95	6.93	1.38

Institutional Class	Actual		1,000.00	920.32	3.61	0.76
	Hypothetical	[b]	1,000.00	1,021.03	3.81	0.76

[a]	Expenses are equal to the fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

[c]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

22 Semiannual Report 2009

Portfolio Summary	Nationwide Fund
April 30, 2009 (Unaudited)

Asset Allocation

Common Stocks	97.9%
Repurchase Agreements	3.3%
Liabilities in excess of other assets	(1	.2)%

	100.0%

Top Industries

Oil, Gas & Consumable Fuels	10.0%
Pharmaceuticals	5.8%
Communications Equipment	4.7%
Software	4.7%
Aerospace & Defense	4.1%
Computers & Peripherals	4.1%
Specialty Retail	3.9%
Food & Staples Retailing	3.8%
Health Care Providers & Services	3.3%
Capital Markets	3.2%
Other Industries*	52.4%

100.0%

Top Holdings

Exxon Mobil Corp.	3.5%
Procter & Gamble Co. (The)	2.7%
Microsoft Corp.	2.5%
QUALCOMM, Inc.	2.4%
Johnson & Johnson	2.4%
JPMorgan Chase & Co.	2.2%
United Technologies Corp.	2.2%
Oracle Corp.	2.2%
Philip Morris International, Inc.	2.1%
Schlumberger Ltd.	2.1%
Other Holdings*	75.7%

100.0%

*	For purposes of listing top holdings and top industries, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 23

Statement of Investments
April 30, 2009 (Unaudited)

Nationwide Fund

Common Stocks 97.9%

	Shares	Market Value

Aerospace & Defense 4.1%
Boeing Co.	44,600	$1,786,230
Honeywell International, Inc.	55,200	1,722,792
ITT Corp.	155,800	6,389,358
Lockheed Martin Corp.	20,000	1,570,600
United Technologies Corp.	268,900	13,133,076

		24,602,056

Air Freight & Logistics 0.2%
FedEx Corp.	24,600	1,376,616

Auto Components 0.9%
BorgWarner, Inc.	179,500	5,196,525

Beverages 2.1%
Coca-Cola Co. (The)	62,400	2,686,320
PepsiCo, Inc.	197,300	9,817,648

		12,503,968

Biotechnology 1.9%
Amgen, Inc.*	39,500	1,914,565
Gilead Sciences, Inc.*	202,500	9,274,500

		11,189,065

Capital Markets 3.2%
Franklin Resources, Inc.	28,600	1,729,728
Goldman Sachs Group, Inc. (The)	65,710	8,443,735
Morgan Stanley	86,700	2,049,588
State Street Corp.	152,300	5,197,999
T. Rowe Price Group, Inc.	41,600	1,602,432

		19,023,482

Chemicals 1.1%
E.I. Du Pont de Nemours & Co.	70,200	1,958,580
Monsanto Co.	29,800	2,529,722
Praxair, Inc.	26,700	1,992,087

		6,480,389

Commercial Banks 2.5%
Bank of Hawaii Corp.	47,900	1,683,206
Royal Bank of Canada	164,100	5,818,466
Wells Fargo & Co.	375,000	7,503,750

		15,005,422

Communications Equipment 4.7%
Cisco Systems, Inc.*	610,136	11,787,828
Corning, Inc.	131,000	1,915,220
QUALCOMM, Inc.	343,400	14,532,688

		28,235,736

Computers & Peripherals 4.1%
Apple, Inc.*	31,400	3,951,062
Dell, Inc.*	168,700	1,960,294
EMC Corp.*	665,300	8,336,209
Hewlett-Packard Co.	115,000	4,137,700
International Business Machines Corp.	59,411	6,131,809

		24,517,074

Consumer Finance 0.5%
Capital One Financial Corp.	195,800	3,277,692

Distributors 0.2%
Genuine Parts Co.	43,600	1,480,656

Diversified Financial Services 2.7%
Bank of America Corp.	357,684	3,194,118
JPMorgan Chase & Co.	399,630	13,187,790

		16,381,908

Diversified Telecommunication Services 2.4%
AT&T, Inc.	180,100	4,614,162
TELUS Corp.	220,019	5,375,988
Verizon Communications, Inc.	136,100	4,129,274

		14,119,424

Electric Utilities 1.7%
Edison International	30,100	858,151
Great Plains Energy, Inc.	26,500	383,455
Northeast Utilities	72,060	1,514,701
PPL Corp.	257,100	7,689,861

		10,446,168

Electrical Equipment 1.2%
Emerson Electric Co.	214,900	7,315,196

Energy Equipment & Services 3.1%
ENSCO International, Inc.	148,400	4,196,752
Halliburton Co.	95,700	1,935,054
Schlumberger Ltd.	255,700	12,526,743

		18,658,549

Food & Staples Retailing 3.8%
Costco Wholesale Corp.	31,600	1,535,760
CVS Caremark Corp.	212,960	6,767,869
Kroger Co. (The)	49,800	1,076,676
Safeway, Inc.	69,600	1,374,600
SYSCO Corp.	297,600	6,943,008
Wal-Mart Stores, Inc.	95,200	4,798,080

		22,495,993

Food Products 1.7%
Archer-Daniels-Midland Co.	47,400	1,166,988
Kraft Foods, Inc., Class A	373,200	8,732,880

		9,899,868

24 Semiannual Report 2009

Common Stocks (continued)
	Shares	Market Value

Health Care Equipment & Supplies 1.3%
Baxter International, Inc.	43,900	$2,129,150
Medtronic, Inc.	47,100	1,507,200
St. Jude Medical, Inc.*	116,216	3,895,560

		7,531,910

Health Care Providers & Services 3.3%
Aetna, Inc.	330,557	7,275,560
Express Scripts, Inc.*	31,300	2,002,261
McKesson Corp.	36,000	1,332,000
Quest Diagnostics, Inc.	152,400	7,822,692
UnitedHealth Group, Inc.	66,600	1,566,432

		19,998,945

Hotels, Restaurants & Leisure 0.8%
McDonald’s Corp.	35,600	1,897,124
Starwood Hotels & Resorts Worldwide, Inc.	95,100	1,983,786
Yum! Brands, Inc.	19,300	643,655

		4,524,565

Household Durables 1.9%
Black & Decker Corp.	54,500	2,196,350
Stanley Works (The)	104,200	3,962,726
Toll Brothers, Inc.*	258,400	5,235,184

		11,394,260

Household Products 2.8%
Clorox Co.	14,800	829,540
Procter & Gamble Co. (The)	320,010	15,821,294

		16,650,834

Independent Power Producers & Energy Traders 0.2%
AES Corp. (The)*	187,400	1,324,918

Industrial Conglomerates 2.6%
3M Co.	178,200	10,264,320
General Electric Co.	402,950	5,097,318

		15,361,638

Information Technology Services 2.6%
Alliance Data Systems Corp.* (a)	175,500	7,348,185
Cognizant Technology Solutions Corp., Class A*	343,800	8,522,802

		15,870,987

Insurance 1.8%
Aflac, Inc.	129,700	3,747,033
MetLife, Inc.	229,375	6,823,906

		10,570,939

Internet Software & Services 0.5%
Google, Inc., Class A*	7,950	3,147,962

Leisure Equipment & Products 0.2%
Mattel, Inc.	100,200	1,498,992

Machinery 3.0%
Caterpillar, Inc.	49,300	1,754,094
Cummins, Inc.	63,200	2,148,800
Deere & Co.	151,567	6,253,654
Eaton Corp.	34,800	1,524,240
PACCAR, Inc.	175,100	6,205,544

		17,886,332

Media 1.9%
Comcast Corp., Class A	425,600	6,579,776
Omnicom Group, Inc.	63,500	1,998,345
Walt Disney Co. (The)	115,230	2,523,537

		11,101,658

Metals & Mining 0.3%
Nucor Corp.	38,000	1,546,220

Multi-Utility 0.5%
CenterPoint Energy, Inc.	123,200	1,310,848
DTE Energy Co.	35,400	1,046,778
PG&E Corp.	21,500	798,080

		3,155,706

Multiline Retail 0.3%
J.C. Penney Co., Inc.	64,700	1,985,643

Natural Gas Utility 0.1%
Questar Corp.	14,200	422,024
UGI Corp.	20,000	458,800

		880,824

Oil, Gas & Consumable Fuels 10.0%
Apache Corp.	169,600	12,357,056
Chevron Corp.	67,382	4,453,950
ConocoPhillips	49,086	2,012,526
EOG Resources, Inc.	124,600	7,909,608
Exxon Mobil Corp.	315,833	21,056,586
Hess Corp.	129,540	7,097,497
Murphy Oil Corp.	33,800	1,612,598
Occidental Petroleum Corp.	40,700	2,291,003
Sunoco, Inc.	39,900	1,057,749

		59,848,573

Pharmaceuticals 5.8%
Abbott Laboratories	51,600	2,159,460
Bristol-Myers Squibb Co.	107,500	2,064,000
Johnson & Johnson	276,510	14,478,064
Merck & Co., Inc.	98,900	2,397,336
Pfizer, Inc.	730,442	9,758,705

2009 Semiannual Report 25

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide Fund (Continued)

Common Stocks (continued)
	Shares	Market Value

Pharmaceuticals (continued)

Schering-Plough Corp.	58,300	$1,342,066
Wyeth	60,400	2,560,960

		34,760,591

Professional Services 0.6%
FTI Consulting, Inc.*	63,200	3,468,416

Real Estate Investment Trusts 0.6%
Plum Creek Timber Co., Inc.	68,400	2,361,168
Rayonier, Inc.	31,200	1,204,944

		3,566,112

Road & Rail 1.3%
Canadian National Railway Co.	153,100	6,188,302
CSX Corp.	48,700	1,441,033

		7,629,335

Semiconductors & Semiconductor Equipment 2.7%
Intel Corp.	665,215	10,497,093
NVIDIA Corp.*	309,100	3,548,468
Texas Instruments, Inc.	123,400	2,228,604

		16,274,165

Software 4.7%
Microsoft Corp.	748,300	15,160,558
Oracle Corp.	667,900	12,917,186

		28,077,744

Specialty Retail 3.9%
Best Buy Co., Inc.	44,000	1,688,720
Lowe’s Cos., Inc.	106,900	2,298,350
Staples, Inc.	302,325	6,233,941
TJX Cos., Inc.	270,900	7,577,073
Urban Outfitters, Inc.*	282,700	5,509,823

		23,307,907

Tobacco 2.1%
Philip Morris International, Inc.	347,900	12,593,980

Total Common Stocks (cost $629,592,644)		586,164,943

Repurchase Agreements 3.3%

	Principal Amount	Market Value

CS First Boston, 0.18%, dated 04/30/09, due 05/01/09, repurchase price $4,269,801, collateralized by U.S. Government Agency Mortgage 5.50%, maturing 04/01/39; total market value of $4,355,176	$4,269,780	4,269,780
Morgan Stanley, 0.15%, dated 04/30/09, due 05/01/09, repurchase price $7,127,524, collateralized by U.S. Government Agency Mortgages ranging 5.00% — 7.50%, maturing 07/01/19 — 11/01/47; total market value of $7,270,044 (b)	7,127,494	7,127,494
UBS Securities, 0.15%, dated 04/30/09, due 05/01/09, repurchase price $8,064,381, collateralized by U.S. Government Agency Securities ranging from 0.00% — 6.25%, maturing 05/06/09 — 04/23/29; total market value of $8,225,634	8,064,333	8,064,333

Total Repurchase Agreements (cost $19,461,607)		19,461,607

Total Investments (cost $649,054,251) (c) — 101.2%		605,626,550

Liabilities in excess of other assets — (1.2)%		(7,182,163)

NET ASSETS — 100.0%		$598,444,387

*	Denotes a non-income producing security.

(a)	The security or a partial position of this security is on loan at April 30, 2009. The total value of securities on loan at April 30, 2009 was $6,957,434.

(b)	The security was purchased with cash collateral held from securities on loan (See Note 2). The total value of this security as of April 30, 2009 was $7,127,494.

(c)	See notes to financial statements for tax unrealized appreciation / (depreciation) of securities.

Ltd	Limited

The accompanying notes are an integral part of these financial statements.

26 Semiannual Report 2009

Statement of Assets and Liabilities
April 30, 2009 (Unaudited)

Nationwide Fund

Assets:
Investments, at value (cost $629,592,644)*	$586,164,943
Repurchase agreements, at value and cost	19,461,607

Total Investments	605,626,550

Interest and dividends receivable	674,316
Receivable for capital shares issued	76,221
Receivable for investments sold	4,969,236
Prepaid expenses and other assets	61,911

Total Assets	611,408,234

Liabilities:
Payable for investments purchased	4,692,218
Payable for capital shares redeemed	366,256
Payable upon return of securities loaned (Note 2)	7,127,494
Accrued expenses and other payables:
Investment advisory fees	282,104
Fund administration fees	62,714
Distribution fees	15,350
Administrative services fees	203,431
Trustee fees	5,082
Compliance program costs (Note 3)	10,793
Custodian fees	25,174
Printing fees	133,585
Professional fees	39,615
Other	31

Total Liabilities	12,963,847

Net Assets	$598,444,387

Represented by:
Capital	$1,103,992,862
Accumulated undistributed net investment income	567,833
Accumulated net realized losses from investment and foreign currency transactions	(462,690,918)
Net unrealized appreciation/(depreciation) from investments	(43,427,701)
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	2,311

Net Assets	$598,444,387

Net Assets:
Class A Shares	$52,399,707
Class B Shares	5,581,517
Class C Shares	464,087
Class D Shares	539,992,372
Class R2 Shares (a)	5,880
Institutional Class Shares	824

Total	$598,444,387

*	Includes value of securities on loan of $6,957,434 (Note 2).

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 27

Statement of Assets and Liabilities (Continued)

Nationwide Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	5,410,349
Class B Shares	603,973
Class C Shares	50,291
Class D Shares	56,537,174
Class R2 Shares (a)	614
Institutional Class Shares	86

Total	62,602,487

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.69
Class B Shares (b)	$9.24
Class C Shares (c)	$9.23
Class D Shares	$9.55
Class R2 Shares (a)	$9.57 (d)
Institutional Class Shares	$9.58
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.28
Class D Shares	$10.00

Maximum Sales Charge:
Class A Shares	5.75%

Class D Shares	4.50%

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(d)	The NAV reported above represents the traded NAV at April 30, 2009.

The accompanying notes are an integral part of these financial statements.

28 Semiannual Report 2009

Statement of Operations
For the Six Months Ended April 30, 2009 (Unaudited)

Nationwide Fund

INVESTMENT INCOME:
Interest income	$4,327
Dividend income	8,383,824
Income from securities lending (Note 2)	31,014
Foreign tax withholding	(46,763)

Total Income	8,372,402

EXPENSES:
Investment advisory fees	1,727,477
Fund administration fees	367,867
Distribution fees Class A	63,860
Distribution fees Class B	29,091
Distribution fees Class C	2,234
Distribution fees Class R2 (a)	13
Administrative services fees Class A	12,463
Administrative services fees Class D	118,046
Registration and filing fees	39,564
Professional fees	58,893
Printing fees	116,630
Trustee fees	23,167
Compliance program costs (Note 3)	6,684
Custodian fees	88,853
Other	180,854

Total expenses before earnings credit	2,835,696
Earnings credit (Note 5)	(22,819)

Net Expenses	2,812,877

NET INVESTMENT INCOME	5,559,525

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(196,094,814)
Net realized losses from foreign currency transactions	(46,432)

Net realized losses from investments and foreign currency transactions	(196,141,246)

Net change in unrealized appreciation/(depreciation) from investments	130,206,798
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	2,311

Net change in unrealized appreciation/(depreciation) from investments	130,209,109

Net realized/unrealized losses from investments and foreign currency transactions	(65,932,137)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(60,372,612)

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 29

Statements of Changes in Net Assets

	Nationwide Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)
Operations:
Net investment income	$5,559,525	$14,228,720
Net realized losses from investment and foreign currency transactions	(196,141,246)	(250,578,165)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	130,209,109	(255,356,694)

Change in net assets resulting from operations	(60,372,612)	(491,706,139)

Distributions to Shareholders From:
Net investment income:
Class A	(661,353)	(850,752)
Class B	(56,983)	(25,191)
Class C	(4,617)	(1,249)
Class D	(7,780,016)	(10,468,230)
Class R2 (a)	(64)	(59)
Institutional Class	(11)	(15)
Net realized gains:
Class A	–	(18,804,898)
Class B	–	(2,650,192)
Class C	–	(131,964)
Class D	–	(180,715,061)
Class R2 (a)	–	(3,453)
Institutional Class	–	(231)

Change in net assets from shareholder distributions	(8,503,044)	(213,651,295)

Change in net assets from capital transactions	(34,476,128)	95,420,536

Change in net assets	(103,351,784)	(609,936,898)

Net Assets:
Beginning of period	701,796,171	1,311,733,069

End of period	$598,444,387	$701,796,171

Accumulated undistributed net investment income at end of period	$567,833	$3,511,352

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,257,253	$7,010,979
Dividends reinvested	643,497	17,083,583
Cost of shares redeemed (b)	(6,537,994)	(21,957,162)

Total Class A	(3,637,244)	2,137,400

Class B Shares
Proceeds from shares issued	294,761	1,160,482
Dividends reinvested	56,568	2,647,950
Cost of shares redeemed (b)	(1,354,774)	(5,208,296)

Total Class B	(1,003,445)	(1,399,864)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Includes redemption fees — see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

30 Semiannual Report 2009

	Nationwide Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$112,539	$142,838
Dividends reinvested	2,075	68,668
Cost of shares redeemed	(47,111)	(138,977)

Total Class C	67,503	72,529

Class D Shares
Proceeds from shares issued	15,579,005	46,862,714
Dividends reinvested	7,396,327	182,248,043
Cost of shares redeemed (b)	(52,879,259)	(134,492,011)

Total Class D	(29,903,927)	94,618,746

Class R2 Shares (a)
Proceeds from shares issued	910	9,748
Dividends reinvested	64	270
Cost of shares redeemed	–	(18,538)

Total Class R2	974	(8,520)

Institutional Class Shares
Proceeds from shares issued	–	–
Dividends reinvested	11	245
Cost of shares redeemed (b)	–	–
Total Institutional Class	11	245

Change in net assets from capital transactions:	$(34,476,128)	$95,420,536

SHARE TRANSACTIONS:
Class A Shares
Issued	245,313	444,486
Reinvested	68,510	987,920
Redeemed	(710,802)	(1,446,262)

Total Class A Shares	(396,979)	(13,856)

Class B Shares
Issued	33,676	74,662
Reinvested	6,221	159,723
Redeemed	(155,254)	(346,246)

Total Class B Shares	(115,357)	(111,861)

Class C Shares
Issued	11,836	8,778
Reinvested	229	4,150
Redeemed	(5,187)	(9,287)

Total Class C Shares	6,878	3,641

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

(b)	Includes redemption fees — see Note 4 to Financial Statements.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 31

Statements of Changes in Net Assets (Continued)

	Nationwide Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

SHARE TRANSACTIONS: (continued)
Class D Shares
Issued	1,735,333	2,800,775
Reinvested	801,098	10,698,113
Redeemed	(5,938,548)	(8,816,267)

Total Class D Shares	(3,402,117)	4,682,621

Class R2 Shares (a)
Issued	93	616
Reinvested	7	16
Redeemed	–	(1,174)

Total Class R2 Shares	100	(542)

Institutional Class Shares
Issued	–	–
Reinvested	1	14
Redeemed	–	–

Total Institutional Class Shares	1	14

Total change in shares:	(3,907,474)	4,560,017

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

32 Semiannual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Fund

		Operations			Distributions						Ratios/Supplemental Data

			Net Realized										Ratio of Net	Ratio of
			and										Investment	Expenses
	Net Asset	Net	Unrealized									Ratio of	Income	(Prior to
	Value,	Investment	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	(Loss)	Reimbursements)
	Beginning	Income	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End	to Average	to Average	to Average		Portfolio
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	fees	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)		Turnover (e)

Class A Shares
Six Months Ended April 30, 2009 (Unaudited)(f)	$10.69	0.08	(0.96)	(0.88)	(0.12)	–	(0.12)	–	$9.69	(8.20%)	$52,399,707	1.18%	1.67%	1.18%		112.20%
Year Ended October 31, 2008 (f)	$21.40	0.18	(7.48)	(7.30)	(0.14)	(3.27)	(3.41)	–	$10.69	(40.14%)	$62,064,995	1.01%	1.14%	1.01%		353.47%
Year Ended October 31, 2007 (f)	$20.75	0.18	2.89	3.07	(0.17)	(2.25)	(2.42)	–	$21.40	16.17%	$124,572,619	0.97%	0.88%	0.97%		373.30%
Year Ended October 31, 2006	$20.94	0.18	2.61	2.79	(0.17)	(2.81)	(2.98)	–	$20.75	14.65%	$117,938,002	1.04%	0.91%	1.04%		245.80%
Year Ended October 31, 2005	$18.96	0.38	1.86	2.24	(0.18)	(0.08)	(0.26)	–	$20.94	11.88%	$119,614,916	1.14%	1.64%	1	.14% (g)	145.66%
Year Ended October 31, 2004	$18.08	0.07	0.87	0.94	(0.06)	–	(0.06)	–	$18.96	5.22%	$447,883,716	1.10%	0.35%	1	.10% (g)	144.61%

Class B Shares
Six Months Ended April 30, 2009 (Unaudited)(f)	$10.20	0.04	(0.92)	(0.88)	(0.08)	–	(0.08)	–	$9.24	(8.57%)	$5,581,517	1.88%	1.00%	1.88%		112.20%
Year Ended October 31, 2008 (f)	$20.59	0.07	(7.16)	(7.09)	(0.03)	(3.27)	(3.30)	–	$10.20	(40.58%)	$7,336,269	1.73%	0.42%	1.73%		353.47%
Year Ended October 31, 2007 (f)	$20.05	0.03	2.79	2.82	(0.03)	(2.25)	(2.28)	–	$20.59	15.32%	$17,114,110	1.71%	0.14%	1.72%		373.30%
Year Ended October 31, 2006	$20.32	0.05	2.52	2.57	(0.03)	(2.81)	(2.84)	–	$20.05	13.83%	$20,454,791	1.76%	0.21%	1.76%		245.80%
Year Ended October 31, 2005	$18.46	0.03	2.01	2.04	(0.10)	(0.08)	(0.18)	–	$20.32	11.09%	$29,959,872	1.79%	0.25%	1	.79% (g)	145.66%
Year Ended October 31, 2004	$17.65	(0.05)	0.86	0.81	–	–	–	–	$18.46	4.59%	$35,072,931	1.76%	(0.30%)	1	.76% (g)	144.61%

Class C Shares
Six Months Ended April 30, 2009 (Unaudited)(f)	$10.18	0.04	(0.90)	(0.86)	(0.09)	–	(0.09)	–	$9.23	(8.44%)	$464,087	1.88%	0.91%	1.88%		112.20%
Year Ended October 31, 2008 (f)	$20.56	0.07	(7.15)	(7.08)	(0.03)	(3.27)	(3.30)	–	$10.18	(40.59%)	$441,929	1.73%	0.43%	1.73%		353.47%
Year Ended October 31, 2007 (f)	$20.03	0.03	2.78	2.81	(0.03)	(2.25)	(2.28)	–	$20.56	15.27%	$817,742	1.71%	0.15%	1.72%		373.30%
Year Ended October 31, 2006	$20.30	0.04	2.53	2.57	(0.03)	(2.81)	(2.84)	–	$20.03	13.89%	$865,856	1.75%	0.20%	1.75%		245.80%
Year Ended October 31, 2005	$18.45	0.04	1.99	2.03	(0.10)	(0.08)	(0.18)	–	$20.30	11.04%	$965,423	1.79%	0.27%	1	.79% (g)	145.66%
Year Ended October 31, 2004	$17.65	(0.06)	0.87	0.81	(0.01)	–	(0.01)	–	$18.45	4.58%	$989,408	1.76%	(0.32%)	1	.76% (g)	144.61%

Amounts designated as “–“ are zero or have been rounded to zero. (a)	Excludes sales charge.
(b) Not annualized for periods less than one year.
(c) Annualized for periods less than one year.
(d) During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f) Per share calculations were performed using average shares outstanding during the period.
(g) There were no fee reductions during the period.
(h) Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(i) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 33

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Fund (Continued)

		Operations			Distributions						Ratios/Supplemental Data

			Net Realized										Ratio of Net	Ratio of
			and										Investment	Expenses
	Net Asset	Net	Unrealized									Ratio of	Income	(Prior to
	Value,	Investment	Gains	Total	Net	Net			Net Asset		Net Assets	Expenses	(Loss)	Reimbursements)
	Beginning	Income	(Losses) from	from	Investment	Realized	Total	Redemption	Value, End	Total	at End	to Average	to Average	to Average		Portfolio
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	fees	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)		Turnover (e)

Class D Shares
Six Months Ended April 30, 2009 (Unaudited)(f)	$10.54	0.09	(0.95)	(0.86)	(0.13)	–	(0.13)	–	$9.55	(8.10%)	$539,992,372	0.93%	1.92%	0.93%		112.20%
Year Ended October 31, 2008 (f)	$21.16	0.21	(7.39)	(7.18)	(0.17)	(3.27)	(3.44)	–	$10.54	(40.04%)	$631,946,652	0.79%	1.36%	0.79%		353.47%
Year Ended October 31, 2007 (f)	$20.55	0.22	2.86	3.08	(0.22)	(2.25)	(2.47)	–	$21.16	16.38%	$1,169,204,760	0.76%	1.08%	0.76%		373.30%
Year Ended October 31, 2006	$20.76	0.23	2.59	2.82	(0.22)	(2.81)	(3.03)	–	$20.55	14.95%	$1,137,817,209	0.80%	1.14%	0.80%		245.80%
Year Ended October 31, 2005	$18.83	0.23	2.04	2.27	(0.26)	(0.08)	(0.34)	–	$20.76	12.11%	$1,132,192,238	0.85%	1.17%	0	.85% (g)	145.66%
Year Ended October 31, 2004	$17.96	0.12	0.88	1.00	(0.13)	–	(0.13)	–	$18.83	5.59%	$1,161,933,951	0.82%	0.64%	0	.82% (g)	144.61%

Class R2 Shares (h)
Six Months Ended April 30, 2009 (Unaudited)(f)	$10.57	0.06	(0.95)	(0.89)	(0.11)	–	(0.11)	–	$9.57	(8.38%)	$5,880	1.38%	1.40%	1.38%		112.20%
Year Ended October 31, 2008 (f)	$21.16	0.15	(7.39)	(7.24)	(0.08)	(3.27)	(3.35)	–	$10.57	(40.25%)	$5,430	1.22%	0.93%	1.22%		353.47%
Year Ended October 31, 2007 (f)	$20.58	0.10	2.82	2.92	(0.09)	(2.25)	(2.34)	–	$21.16	15.45%	$22,345	1.26%	0.50%	1.26%		373.30%
Year Ended October 31, 2006	$20.78	0.18	2.60	2.78	(0.17)	(2.81)	(2.98)	–	$20.58	14.71%	$1,398	0.96%	0.93%	0.96%		245.80%
Year Ended October 31, 2005	$18.83	0.19	2.05	2.24	(0.21)	(0.08)	(0.29)	–	$20.78	11.95%	$1,219	0.96%	0.95%	0	.96% (g)	145.66%
Year Ended October 31, 2004	$17.95	0.03	0.88	0.91	(0.03)	–	(0.03)	–	$18.83	5.08%	$1,089	1.27%	0.16%	1	.27% (g)	144.61%

Institutional Class Shares
Period Ended April 30, 2009 (Unaudited)(f)	$10.56	0.09	(0.94)	(0.85)	(0.13)	–	(0.13)	–	$9.58	(7.97%)	$824	0.76%	2.06%	0.76%		112.20%
Year Ended October 31, 2008 (f)	$21.18	0.23	(7.39)	(7.16)	(0.19)	(3.27)	(3.46)	–	$10.56	(39.96%)	$896	0.64%	1.48%	0.64%		353.47%
Year Ended October 31, 2007 (f)	$20.55	0.41	2.70	3.11	(0.23)	(2.25)	(2.48)	–	$21.18	16.52%	$1,493	0.71%	1.98%	0.71%		373.30%
Year Ended October 31, 2006	$20.76	0.22	2.61	2.83	(0.23)	(2.81)	(3.04)	–	$20.55	15.01%	$10,225,801	0.74%	1.11%	0.74%		245.80%
Year Ended October 31, 2005	$18.83	0.24	2.04	2.28	(0.27)	(0.08)	(0.35)	–	$20.76	12.19%	$3,335,277	0.81%	0.81%	0	.81% (g)	145.66%
Period Ended October 31, 2004 (i)	$19.00	0.03	(0.17)	(0.14)	(0.03)	–	(0.03)	–	$18.83	(0.74%)	$341,271	0.78%	0.54%	0	.78% (g)	144.61%
Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares outstanding during the period.
(g)	There were no fee reductions during the period.
(h)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(i)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

The accompanying notes are an integral part of these financial statements.

34 Semiannual Report 2009

Nationwide Money Market Fund

Nationwide Asset Management, LLC resigned from this area of asset management, effective April 1, 2009. As a result, Nationwide Funds hired Federated Investment Management Co. (Federated) as subadviser for the Nationwide Money Market Fund, effective April 2, 2009. Therefore, there are two commentaries for this Fund covering the semiannual period ended April 30, 2009, reflecting the views of the two subadvisers for the stated periods.

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period from November 1, 2008, through April 30, 2009, the Nationwide Money Market Fund (Prime Shares) returned 0.19% versus 0.69% for its benchmark, the iMoneyNet First Tier Retail Index. For broader comparison, the average return for the Fund’s Lipper peer category of Money Market Funds (consisting of 321 funds as of April 30, 2009) was 0.30% for the same time period.

Commentary from Nationwide Asset Management, LLC (NWAM) for the period November 1, 2008, through April 1, 2009

How did the Fund perform during the period covered in NWAM’s commentary?

For the period from November 1, 2008, through April 1, 2009, the Nationwide Money Market Fund (Prime Shares) returned 0.19% versus 0.62% for its benchmark, the iMoneyNet First Tier Retail Index.

What areas of investment provided the most positive relative returns for the Fund?

Floating-rate securities and callable securities posted higher returns than other areas of investment during the reporting period. The rate for floating-rate securities is based on either LIBOR (London Interbank Offered Rate) or the federal funds rate. The rate for callable securities is locked in for a specified time and then can be called (paid back) at set intervals. Agency callable bonds were particularly attractive due to their return combined with the government’s backing.

What areas of investment detracted from Fund performance?

Lower-yielding securities included those that were bought with a shorter weighted average maturity. The return for those securities is closely correlated to the federal funds rate, which was set at a range of 0.00% to 0.25% as of the end of the reporting period.

Subadviser: Nationwide Asset Management, LLC

Commentary from Federated Investment Management Co. (Federated) from April 2, 2009, through April 30, 2009

How did the Fund perform during the reporting period covered in Federated’s commentary?

For the period from April 2, 2009, through April 30, 2009, the Nationwide Money Market Fund (Prime Shares) returned 0.00% versus 0.07% for its benchmark, the iMoneyNet First Tier Retail Index.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s bank commercial paper holdings provided the most positive returns for the Fund during the reporting period. Bank commercial paper produced the highest yields during the period, and asset-backed commercial paper benefited from various Federal Reserve Board support initiatives. Returns along the three- to six-month portion of the yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds) were the most attractive.

What areas of investment detracted from Fund performance?

The Fund’s holdings in repurchase agreements detracted the most from Fund performance during the reporting period. Overnight repo rates mirrored federal funds activity, in some instances dipping below 20 basis points.

What is your outlook for the near term?

We believe that the U.S. economy could emerge from recession somewhat earlier than had been previously believed. To be sure, the current economic data is not good, but has seen some recent improvement. Scattered indications suggest that the deepest part of the recession has passed. In our view, however, the onset of a new monetary tightening cycle is not yet in sight, and we believe that cash yields will remain well below historical norms throughout the near future. We will remain vigilant in monitoring changes to the still-fluid credit environment and are prepared to move quickly in an effort to protect principal and capitalize on opportunities.

2009 Semiannual Report 35

Subadviser: Federated Investment Management Co.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency except as stated below. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The Treasury Department has extended the U.S. Department of the Treasury’s Temporary Guarantee Program (the “Program”) for Money Market Funds until September 18, 2009. The Board of Trustees of Nationwide Mutual Funds approved the continued participation of the Nationwide Money Market Fund in the Program on April 8, 2009.

Here are some reminders about the Program:

•	Only shareholders who held shares in the Nationwide Money Market Fund on September 19, 2008, are eligible for protection under the Program.

•	The Program currently in place provides a guarantee to these shareholders based on the number of shares invested in the Funds at the close of business on September 19, 2008.

•	Any increase in the number of shares an eligible shareholder holds after the close of business on September 19, 2008, will not be guaranteed by the Program.

•	If a customer closes his or her account with a fund or broker-dealer, any future investment in the fund will not be guaranteed.

•	If the number of shares an investor holds fluctuates during the period, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less.

•	The Program is not part of the U.S. Treasury Department’s Troubled Asset Relief

Program (TARP). The Program is intended to provide relief for investors in the event the per-share value of any of the money market funds falls below $0.995 and a fund liquidates its holdings. The Program will provide coverage to a fund’s shareholders of record at the close of business on September 19, 2008, up to $1.00 per share for the lesser of either the number of shares the investor held in that fund or the number of shares the investor held the date the per-share value fell below $0.995. This is commonly referred to as “breaking the buck.”

•	The U.S. Treasury Department, through the Exchange Stabilization Fund (“ESF”), is providing this guarantee. In the event that a participating fund breaks the buck and liquidates, a guarantee payment should be made to investors through their fund within approximately 30 days, subject to possible extensions at the discretion of the Treasury. Payments to investors under the Program will depend on the availability of assets in the ESF, which currently totals approximately $50 billion. The U.S. Department of the Treasury and the Secretary of the Treasury have the authority to use assets from the ESF for purposes other than those of the Program.

•	Participation in each period of the Program requires a payment to the U.S. Department of the Treasury in the amount of 0.015% based on the net asset value of the Fund as of September 19, 2008. Each participating fund individually bears this expense without regard to any expense limitation currently in effect for the participating fund.

2009 Semiannual Report 36

Fund Performance	Nationwide Money Market Fund

Average Annual Total Return
For periods ended April 30, 2009

	Six
	Months*	1 Yr.	5 Yr.	10 Yr.

Institutional Class[1]	0.20%	1.15%	3.03%	2.97%

Service Class[1]	0.15%	1.06%	2.84%	2.80%

Prime	0.19%	1.13%	2.97%	2.92%

There is no sales charge (SC) on the shares of the Money Market Fund. Past performance is no guarantee of future results. An investment in this Fund is neither guaranteed nor insured by the FDIC or any other government agency. Although this Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

*	Not annualized

[1]	These returns, for periods prior to the creation of the class, include the performance of the Fund’s Prime shares. These returns were achieved prior to the creation of Service Class shares (1/4/99), and Institutional Class shares (12/13/01). Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Service Class and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Service Class shares would have been lower.

Expense Ratios

	Gross	Net
	Expense	Expense
	Ratio*	Ratio*

Institutional Class	0.64%	0.64%

Service Class	0.83%	0.75%

Prime	0.55%	0.55%

*	Annualized data as of October 31, 2008. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2010. Please see the Fund’s most recent prospectus for details. Annualized expense ratios for the six-month period ending April 30, 2009 appear in the “Shareholder Expense Example” section of the report.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Prime Shares of the Nationwide Money Market Fund, the iMoneyNet-First Tier Retail Index(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 04/30/09. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

(a)	The iMoneyNet-First Tier Retail Index is an average of non-government retail money market mutual funds that do not invest in any second tier securities. Portfolio holdings of first tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset-backed commercial paper.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

37 Semiannual Report 2009

Shareholder	Nationwide Money Market Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Money Market Fund			11/01/08	04/30/09	11/01/08 - 04/30/09 [a]	11/01/08 - 04/30/09 [a]

Institutional Class	Actual		1,000.00	1,002.05	2.97	0.60
	Hypothetical	[b]	1,000.00	1,021.82	3.01	0.60

Service Class	Actual		1,000.00	1,001.55	3.47	0.70
	Hypothetical	[b]	1,000.00	1,021.33	3.51	0.70

Prime	Actual		1,000.00	1,001.95	3.07	0.62
	Hypothetical	[b]	1,000.00	1,021.73	3.11	0.62

[a]	Expenses are equal to the fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

2009 Semiannual Report 38

Portfolio Summary	Nationwide Money Market Fund
April 30, 2009 (Unaudited)

Asset Allocation

Commercial Paper	74.9%
Money Market Funds	8.6%
Government Mortgage Backed Agencies	7.5%
Certificates of Deposit	7.2%
U.S. Government Sponsored & Agency Obligations	1.8%
Corporate Bonds	1.1%
Liabilities in excess of other assets	(1	.1)%

	100.0%

Top Industries

Diversified Financial Services	51.9%
Banks-Foreign	13.6%
Food-Diversified	3.1%
Beverages	2.9%
Computers & Peripherals	2.5%
Oil & Gas	2.4%
Transportation	2.0%
Sovereign	1.2%
Miscellaneous Manufacturing	1.1%
Industrial Machinery & Equipment	1.1%
Other Industries	18.2%

100.0%

Top Holdings

Landesbank Baden-Wuerttemberg, 1.15%, 07/14/09	4.9%
Grampian Funding LLC, 0.50%, 05/01/09	4.7%
Blackrock Liquidity Funds Tempfund Portfolio	4.3%
Blackrock Liquidity Funds Tempcash Portfolio	4.3%
Fairway Finance Co. LLC, 0.35%, 05/08/09	3.9%
General Electric Capital Corp., 0.55%, 06/26/09	3.9%
Clipper Receivables Co. LLC, 1.30%, 07/10/09	3.9%
Alpine Securitization Corp., 0.60%, 07/06/09	2.9%
Salisbury Receivables Co., 0.35%, 05/12/09	2.7%
Sheffield Receivables Corp., 0.33%, 06/01/09	2.1%
Other Holdings	62.4%

100.0%

The accompanying notes are an integral part of these financial statements.

39 Semiannual Report 2009

Statement of Investments
April 30, 2009 (Unaudited)

Nationwide Money Market Fund

Certificates of Deposit 7.2%

	Principal Amount	Market Value

Banks — Foreign 7.2%
Banco Bilbao Vizcaya
0.97%, 07/06/09	$50,000,000	$50,000,457
1.06%, 11/02/09	25,000,000	25,001,278
Bank of Tokyo — Mitsubishi
1.05%, 07/15/09	40,000,000	40,000,000
0.95%, 07/20/09	25,000,000	25,000,000
Barclays Bank PLC, 1.12%, 07/14/09	45,000,000	45,000,000

Total Certificates of Deposit (cost $185,001,735)		185,001,735

Commercial Paper 74.9% (a)

Banks — Foreign 6.3%
BNP Paribas Finance, Inc.
0.66%, 05/11/09	20,000,000	19,996,333
0.86%, 06/16/09	11,500,000	11,487,363
DnB NOR Bank ASA, 0.82%, 05/26/09 (b)	5,000,000	4,997,153
Landesbank Baden-Wuerttemberg, 1.15%, 07/14/09	125,000,000	124,704,514

		161,185,363

Beverages 2.9% (b)
Brown-Forman Corp., 0.31%, 06/02/09	18,181,000	18,175,990
Coca-Cola Co. (The)
0.35%, 05/04/09	10,000,000	9,999,708
0.40%, 05/05/09	20,000,000	19,999,111
0.20%, 05/19/09	15,000,000	14,998,500
0.23%, 06/22/09	10,000,000	9,996,678

		73,169,987

Computers & Peripherals 2.5% (b)
Hewlett-Packard Co., 0.40%, 06/04/09	15,000,000	14,993,861
International Business Machines Corp.
0.20%, 06/08/09	25,000,000	24,994,722
0.28%, 06/15/09	25,000,000	24,991,250

		64,979,833

Diversified Financial Services 51.0%
Alpine Securitization Corp.
0.40%, 05/14/09	40,000,000	39,994,222
0.60%, 07/06/09	75,000,000	74,917,500
Caterpillar Financial Services Corp.
0.33%, 05/11/09	30,000,000	29,997,250
0.46%, 06/01/09	4,400,000	4,398,257
Chariot Funding LLC, 0.30%, 05/26/09	25,000,000	24,994,792
Clipper Receivables Co. LLC, 1.30%, 07/10/09	100,000,000	99,747,222
Danske Corp.
0.74%, 05/01/09	10,000,000	10,000,000
0.99%, 05/19/09	8,000,000	7,996,040
0.62%, 05/28/09	10,150,000	10,145,280
0.60%, 06/01/09	5,000,000	4,997,417
0.85%, 06/19/09	10,000,000	9,988,431
Edison Asset Securitization LLC
0.40%, 06/15/09	45,343,000	45,320,328
0.55%, 07/15/09	50,000,000	49,942,708
Enterprise Funding Group LLC
0.42%, 06/08/09	25,000,000	24,988,917
0.45%, 07/07/09	45,000,000	44,962,312
Fairway Finance Co. LLC
0.35%, 05/08/09	100,000,000	99,993,194
0.32%, 05/14/09	25,000,000	24,997,111
Falcon Asset Securitization Corp.
0.40%, 07/23/09	43,300,000	43,260,068
0.40%, 07/27/09	50,000,000	49,951,667
FCAR Owners Trust 1, Series I, 1.75%, 06/15/09	25,000,000	24,945,312
General Electric Capital Corp.
0.40%, 06/22/09	25,000,000	24,985,556
0.55%, 06/26/09	100,000,000	99,914,444
0.53%, 07/20/09	25,000,000	24,970,556
Grampian Funding LLC,
0.50%, 05/01/09	121,230,000	121,230,000
ING US Funding LLC
0.45%, 05/15/09	2,000,000	1,999,650
0.64%, 06/01/09	12,000,000	11,993,387
John Deere Bank SA,
0.45%, 05/11/09	5,500,000	5,499,313
National Rural Utilities Cooperative Finance Corp.
0.48%, 05/26/09	12,500,000	12,495,833
0.25%, 06/01/09	10,000,000	9,997,847
Rabobank USA Financial Corp.
0.68%, 05/04/09	12,500,000	12,499,292
0.36%, 06/02/09	12,000,000	11,996,160
Salisbury Receivables Co.
0.35%, 05/12/09	70,000,000	69,992,514
0.35%, 06/01/09	25,000,000	24,992,465
0.47%, 07/01/09	33,000,000	32,973,719
Sheffield Receivables Corp.
0.32%, 05/15/09	26,000,000	25,996,764
0.33%, 06/01/09	55,000,000	54,984,371
0.50%, 07/06/09	20,000,000	19,981,667
Toyota Motor Credit Corp., 0.24%, 05/01/09	12,000,000	12,000,000

		1,304,041,566

2009 Semiannual Report 40

Statement of Investments (Continued)
April 30, 2009 (Unaudited)

Nationwide Money Market Fund (Continued)

Commercial Paper (continued)
	Principal Amount	Market Value

Food-Diversified 3.1%
Campbell Soup Co., 0.28%, 05/04/09 (b)	$12,500,000	$12,499,709
Nestle Capital Corp.
0.29%, 06/05/09 (b)	25,000,000	24,992,952
0.21%, 06/22/09	20,000,000	19,993,933
0.51%, 08/24/09	10,000,000	9,983,708
0.70%, 10/09/09 (b)	12,500,000	12,460,868

		79,931,170

Industrial Machinery & Equipment 1.1% (b)
Emerson Electric Co.
0.34%, 05/11/09	15,000,000	14,998,584
0.32%, 05/20/09	13,167,000	13,164,776

		28,163,360

Machinery-Diversified 0.4% (b)
Deere & Co., 0.35%, 06/24/09	9,569,000	9,563,976

Miscellaneous Manufacturing 1.2% (b)
Illinois Tool Works, Inc.
0.40%, 05/04/09	16,000,000	15,999,467
0.43%, 05/08/09	7,321,000	7,320,388
Parker Hannifin Corp., 0.45%, 05/04/09	6,000,000	5,999,775

		29,319,630

Oil & Gas 2.5% (b)
BP Capital Markets PLC
0.23%, 05/01/09	12,549,000	12,549,000
0.41%, 06/09/09	8,000,000	7,996,447
0.43%, 07/07/09	5,000,000	4,995,999
0.45%, 07/09/09	5,000,000	4,995,687
ConocoPhillips Qatar Funding Ltd.
0.65%, 05/05/09	12,000,000	11,999,133
0.65%, 05/14/09	20,000,000	19,995,306

		62,531,572

Pharmaceutical Preparations 0.2% (b)
Pfizer, Inc., 0.18%, 05/06/09	6,000,000	5,999,850

Sovereign 1.2%
Province of British Columbia Canada
0.55%, 07/13/09	3,067,000	3,063,579
0.61%, 08/24/09	28,000,000	27,945,439

		31,009,018

Telecommunications 0.5% (b)
Nokia OYJ
0.70%, 05/18/09	5,000,000	4,998,347
1.00%, 06/02/09	8,000,000	7,992,889

		12,991,236

Transportation 2.0% (b)
United Parcel Service, Inc.
0.30%, 05/01/09	25,000,000	25,000,000
0.25%, 05/05/09	15,000,000	14,999,583
0.27%, 06/01/09	10,000,000	9,997,675

		49,997,258

Total Commercial Paper (cost $1,912,883,819)		1,912,883,819

Corporate Bonds 1.1% (c)

Diversified Financial Services 0.9%
American Honda Finance Corp., 1.40%, 08/26/09 (b)	15,000,000	15,000,000
General Electric Capital Corp., 1.30%, 05/10/10	7,044,000	6,837,758

		21,837,758

Household Products 0.2%
Procter & Gamble International Funding SCA, 1.49%, 02/08/10	6,000,000	6,000,000

Total Corporate Bonds (cost $27,837,758)		27,837,758

Government Mortgage Backed Agencies 7.5%

Federal Farm Credit Bank (c)
1.15%, 06/02/09	20,000,000	20,000,000
Series 1, 1.10%, 11/20/09	15,000,000	15,000,000
Federal Home Loan Banks
0.10%, 05/01/09 (a)	10,000,000	10,000,000
0.18%, 05/08/09 (a)	15,000,000	14,999,475
0.30%, 08/19/09 (a)	5,000,000	4,995,417
1.38%, 11/05/09 (c)	20,000,000	20,000,000
Federal Home Loan Mortgage Corp.
1.75%, 05/11/09 (a)	5,000,000	4,997,569
0.24%, 06/22/09 (a)	12,460,000	12,455,681
4.13%, 11/30/09	20,000,000	20,366,432
1.25%, 12/23/09	20,000,000	20,000,000
Federal National Mortgage Assoc. (a)
0.25%, 05/04/09	22,000,000	21,999,542

41 Semiannual Report 2009

Government Mortgage Backed Agencies (continued)
	Principal Amount	Market Value

1.65%, 05/13/09	$5,000,000	$4,997,250
0.42%, 05/20/09	1,000,000	999,778
0.22%, 06/17/09	19,800,000	19,794,313

Total Government Mortgage Backed Agencies (cost $190,605,457)		190,605,457

U.S. Government Sponsored & Agency Obligations 1.8%

Federal Home Loan Banks, Series 1, 1.05%, 02/23/10	20,000,000	19,983,407
Federal Home Loan Mortgage Corp., 1.25%, 03/09/10, MTN	26,000,000	26,000,000

Total U.S. Government Sponsored & Agency Obligations (cost $45,983,407)		45,983,407

Mutual Funds 8.6% (c)

Money Market Funds 8.6%
Blackrock Liquidity Funds Tempcash Portfolio, 0.76%	110,000,000	110,000,000
Blackrock Liquidity Funds Tempfund Portfolio, 0.63%	110,613,000	110,613,000

Total Mutual Funds (cost $220,613,000)		220,613,000

Total Investments (cost $2,582,925,176) (d) — 101.1%		2,582,925,176

Liabilities in excess of other assets — (1.1)%		(28,196,112)

NET ASSETS — 100.0%		$2,554,729,064

(a)	The rate reflected in the Statement of Investments is the discount rate at the time of purchase.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to resale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2009 was $406,667,384 which represents 15.92% of net assets.

(c)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2009.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ASA	Stock Corporation

LLC	Limited Liability Co.

Ltd	Limited

MTN	Medium Term Note

OYJ	Public Traded Company

PLC	Public Limited Co.

SA	Stock Company

SCA	Limited partnership with share capital

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 42

Statement of Assets and Liabilities
April 30, 2009 (Unaudited)

Nationwide Money
Market Fund

Assets:
Investments, at value (cost $2,582,925,176)	$2,582,925,176
Cash	1,409,735
Interest and dividends receivable	972,190
Receivable for capital shares issued	1,887,932
Prepaid expenses and other assets	454,953

Total Assets	2,587,649,986

Liabilities:
Payable for investments purchased	25,001,278
Distributions payable	14,241
Payable for capital shares redeemed	6,620,727
Accrued expenses and other payables:
Investment advisory fees	750,751
Fund administration fees	232,543
Trustee fees	11,824
Compliance program costs (Note 3)	33,652
Custodian fees	33,889
Professional fees	126,896
Other	95,121

Total Liabilities	32,920,922

Net Assets	$2,554,729,064

Represented by:
Capital	$2,556,370,757
Accumulated undistributed net investment income	477
Accumulated net realized losses from investment transactions	(1,642,170)

Net Assets	$2,554,729,064

Net Assets:
Institutional Class Shares	$1,881,208,987
Service Class Shares	11,342,232
Prime Shares	662,177,845

Total	$2,554,729,064

Shares Outstanding (unlimited number of shares authorized):
Institutional Class Shares	1,882,457,625
Service Class Shares	11,348,918
Prime Shares	662,832,204

Total	2,556,638,747

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Institutional Class Shares	$1.00
Service Class Shares	$1.00
Prime Shares	$1.00

The accompanying notes are an integral part of these financial statements.

43 Semiannual Report 2009

Statement of Operations
For the Six Months Ended April 30, 2009 (Unaudited)

Nationwide Money
Market Fund

INVESTMENT INCOME:
Interest income	$12,992,592
Dividend income	176,926

Total Income	13,169,518

EXPENSES:
Investment advisory fees	4,981,427
Fund administration fees	1,578,759
Distribution fees Service Class	8,763
Administrative services fees Service Class	10,426
Administrative services fees Prime Class	207,517
Registration and filing fees	25,801
Professional fees	240,957
Printing fees	58,859
Trustee fees	97,506
Compliance program costs (Note 3)	27,617
Custodian fees	99,556
Other	993,137

Total expenses before reimbursed/waived expenses	8,330,325

Earnings credit (Note 5)	(17,981)
Investment advisory fees voluntarily waived (Note 3)	(288,743)
Expenses reimbursed by adviser	(189)
Distribution fees voluntarily waived — Service Class (Note 3)	(6,236)
Administrative services fees voluntarily waived — Service Class (Note 3)	(6,910)
Administrative services fees voluntarily waived — Prime Class (Note 3)	(142,207)

Net Expenses	7,868,059

NET INVESTMENT INCOME	5,301,459

REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment transactions	7,072

Net realized/unrealized gains from investments	7,072

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,308,531

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 44

Statements of Changes in Net Assets

	Nationwide Money Market Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)
Operations:
Net investment income	$5,301,459	$59,782,374
Net realized gains (losses) from investment transactions	7,072	(1,634,055)

Change in net assets resulting from operations	5,308,531	58,148,319

Distributions to Shareholders From:
Net investment income:
Institutional Class	(4,004,107)	(44,205,350)
Service Class	(18,532)	(249,109)
Prime Class	(1,278,859)	(15,333,057)

Change in net assets from shareholder distributions	(5,301,498)	(59,787,516)

Change in net assets from capital transactions	(66,988,440)	648,053,627

Change in net assets	(66,981,407)	646,414,430

Net Assets:
Beginning of period	2,621,710,471	1,975,296,041

End of period	$2,554,729,064	$2,621,710,471

Accumulated undistributed net investment income at end of period	$477	$516

CAPITAL TRANSACTIONS:
Institutional Class Shares
Proceeds from shares issued	$259,371,316	$929,736,576
Dividends reinvested	4,004,044	44,205,350
Cost of shares redeemed	(332,220,560)	(487,651,922)

Total Institutional Class	(68,845,200)	486,290,004

Service Class Shares
Proceeds from shares issued	2,583,740	7,533,395
Dividends reinvested	18,532	248,129
Cost of shares redeemed	(3,742,663)	(4,257,287)

Total Service Class	(1,140,391)	3,524,237

Prime Shares
Proceeds from shares issued	186,053,005	520,543,492
Dividends reinvested	1,260,162	15,022,900
Cost of shares redeemed	(184,316,016)	(377,327,006)

Total Prime Service	2,997,151	158,239,386

Change in net assets from capital transactions:	$(66,988,440)	$648,053,627

SHARE TRANSACTIONS:
Institutional Class Shares
Issued	259,371,316	929,736,576
Reinvested	4,004,044	44,205,350
Redeemed	(332,220,560)	(487,651,922)

Total Institutional Class Shares	(68,845,200)	486,290,004

The accompanying notes are an integral part of these financial statements.

45 Semiannual Report 2009

	Nationwide Money Market Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	2,583,740	7,533,395
Reinvested	18,532	248,129
Redeemed	(3,742,663)	(4,257,287)

Total Service Class Shares	(1,140,391)	3,524,237

Prime Shares
Issued	186,053,005	520,543,492
Reinvested	1,260,162	15,022,900
Redeemed	(184,316,016)	(377,327,006)

Total Prime Shares	2,997,151	158,239,386

Total change in shares:	(66,988,440)	648,053,627

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 46

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Money Market Fund

		Operations		Distributions							Ratio / Supplemental Data

														Ratio of
													Ratio of Net	Expenses
	Net Asset					Capital						Ratio of	Investment	(Prior to
	Value,	Net		Net		Contributions		Net Asset			Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	Total from	Investment	Total	from		Value, End	Total		at End	to Average	to Average	to Average
	of Period	Income	Operations	Income	Distributions	Adviser		of Period	Return (a)		of Period	Net Assets (b)	Net Assets (b)	Net Assets (b)(c)
Institutional Class Shares
Six Months Ended April 30, 2009 (Unaudited)	$1.00	–	–	–	–	–		$1.00	0.20%		$1,881,208,987	0.60%	0.41%	0.62%
Year Ended October 31, 2008	$1.00	0.03	0.03	(0.03)	(0.03)	–	(f)	$1.00	2	.73% (d)	$1,950,048,945	0.55%	2.64%	0.55%
Year Ended October 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)	–		$1.00	5.01%		$1,464,958,334	0.51%	4.90%	0.51%
Year Ended October 31, 2006	$1.00	0.04	0.04	(0.04)	(0.04)	–		$1.00	4.40%		$1,271,826,097	0.54%	4.32%	0	.54% (e)
Year Ended October 31, 2005	$1.00	0.02	0.02	(0.02)	(0.02)	–		$1.00	2.41%		$1,525,486,972	0.55%	2.40%	0	.55% (e)
Year Ended October 31, 2004	$1.00	0.01	0.01	(0.01)	(0.01)	–		$1.00	0.73%		$1,219,342,910	0.54%	0.73%	0	.54% (e)

Service Class Shares
Six Months Ended April 30, 2009 (Unaudited)	$1.00	–	–	–	–	–		$1.00	0.15%		$11,342,232	0.70%	0.31%	0.95%
Year Ended October 31, 2008	$1.00	0.03	0.03	(0.03)	(0.03)	–	(f)	$1.00	2	.57% (d)	$12,482,591	0.70%	2.53%	0.75%
Year Ended October 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)	–		$1.00	4.82%		$8,960,588	0.74%	4.67%	0.79%
Year Ended October 31, 2006	$1.00	0.04	0.04	(0.04)	(0.04)	–		$1.00	4.17%		$9,900,895	0.75%	4.14%	0.80%
Year Ended October 31, 2005	$1.00	0.02	0.02	(0.02)	(0.02)	–		$1.00	2.21%		$6,709,751	0.75%	2.30%	0.88%
Year Ended October 31, 2004	$1.00	0.01	0.01	(0.01)	(0.01)	–		$1.00	0.52%		$5,952,324	0.75%	0.51%	0.78%

Prime Shares
Six Months Ended April 30, 2009 (Unaudited)	$1.00	–	–	–	–	–		$1.00	0.19%		$662,177,845	0.62%	0.39%	0.68%
Year Ended October 31, 2008	$1.00	0.03	0.03	(0.03)	(0.03)	–	(f)	$1.00	2	.65% (d)	$659,178,935	0.63%	2.56%	0.63%
Year Ended October 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)	–		$1.00	4.94%		$501,377,119	0.58%	4.84%	0.58%
Year Ended October 31, 2006	$1.00	0.04	0.04	(0.04)	(0.04)	–		$1.00	4.35%		$359,066,782	0.59%	4.27%	0	.59% (e)
Year Ended October 31, 2005	$1.00	0.02	0.02	(0.02)	(0.02)	–		$1.00	2.36%		$334,991,393	0.60%	2.31%	0	.60% (e)
Year Ended October 31, 2004	$1.00	0.01	0.01	(0.01)	(0.01)	–		$1.00	0.67%		$395,038,431	0.60%	0.66%	0	.60% (e)
Amounts designated as “ – “ are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Includes payment from the Investment adviser which increased the total return by 0.26%.
(e)	There were no fee reductions during the period.

(f)	The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

47 Semiannual Report 2009

Notes to Financial Statements
April 30, 2009 (Unaudited)

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated as of October 30, 1997, as subsequently amended, was redomesticated as a Delaware statutory trust on February 28, 2005. The redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2009, the Trust operates thirty-two (32) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the three (3) series listed below (each, a “Fund”; collectively, the “Funds”):

-	Nationwide Growth Fund (“Growth”)
-	Nationwide Fund (“Nationwide”)
-	Nationwide Money Market Fund (“Money Market”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value (“NAV”) as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Investments of Money Market are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of

48 Semiannual Report 2009

Notes to Financial Statements (Continued)
April 30, 2009 (Unaudited)

the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds that hold foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

The Funds are subject to the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), effective with the beginning of the Funds’ current fiscal year. This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are summarized below:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value securities are not intended to indicate the risk associated with investing in those securities.

49 Semiannual Report 2009

Notes to Financial Statements (Continued)
April 30, 2009 (Unaudited)

The following is a summary of the inputs used to value the Funds’ net assets as of April 30, 2009:

			Level 2 — Other
	Level 1 —		Significant		Level 3 — Significant
	Quoted Prices		Observable Inputs		Unobservable Inputs		Total
	Investments	Other*	Investments	Other*	Investments	Other*	Investments	Other*

Growth	$114,742,253	$—	$2,286,817	$—	$—	$—	$117,029,070	$—

Nationwide	586,164,943	—	19,461,607	—	—	—	605,626,550	—

Money Market	—	—	2,582,925,176	—	—	—	2,582,925,176	—

*	Other financial instruments are derivative instruments not reflected in the Statement of Investments, such as futures, forwards, and options, which are valued at the unrealized appreciation/depreciation on the instrument.
Amounts designated as “—” are zero or have been rounded to zero.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or a qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty.

(c)	Futures Contracts

Growth and Nationwide may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of that Fund’s NAV after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, a Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the contract amount. Subsequent payments, known as “variation margin” payments, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value of the underlying hedged assets. The Funds did not have any futures contracts during the six months ended April 30, 2009.

50 Semiannual Report 2009

Notes to Financial Statements (Continued)
April 30, 2009 (Unaudited)

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(e)	Securities Lending

To generate additional income, each Fund, with the exception of Money Market, may lend its respective portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

As of April 30, 2009, Nationwide had securities with the following values on loan:

	Value of	Value of
Fund	Loaned Securities	Collateral

Nationwide	$6,957,434	$7,127,494

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for Growth and Nationwide and are declared daily and paid monthly for Money Market. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the respective Funds. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as distributions of paid-in-capital.

(g)	Federal Income Taxes

It is the policy of each Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

51 Semiannual Report 2009

The Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”), provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, the filer may incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Each Fund’s taxable years 2005 to 2008 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Funds’ current financial statements. FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all series within the Trust. For each Fund, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total NAV of that class’s shares in proportion to the total net assets of the series. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) manages the investment of the assets and supervises the daily business affairs of the Funds (as shown in the table below). NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. NFA provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadviser for each of the Funds. The subadviser manages each of its respective Fund’s investments and has the responsibility for making all investment decisions for the applicable Funds.

The subadviser for each Fund is as follows:

Fund	Subadviser

Growth	Aberdeen Asset Management, Inc. (“Aberdeen”)

Nationwide	Aberdeen

Money Market	Nationwide Asset Management, LLC (“NWAM”) (a) Federated Investment Management Company (“Federated”) (b)

(a)	NWAM, an affiliate of NFA, was subadviser to Money Market through April 1, 2009.

(b)	Federated became subadviser to Money Market effective April 2, 2009.

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. From these fees, pursuant to the subadvisory agreement, NFA pays fees

2009 Semiannual Report 52

Notes to Financial Statements (Continued)
April 30, 2009 (Unaudited)

to the subadviser. For the six months ended April 30, 2009, the Funds paid investment advisory fees to NFA according to the schedule below:

Fund	Fee Schedule		Total Fees

Growth and Nationwide	Up to $	250 million	0.60%
		$250 million up to $1 billion	0.575%
		$1 billion up to $2 billion	0.55%
		$2 billion up to $5 billion	0.525%
	On $	5 billion and more	0.50%

Money Market	Up to $	1 billion	0.40%
		$1 billion up to $2 billion	0.38%
		$2 billion up to $5 billion	0.36%
	On $	5 billion and more	0.34%

From such fees, pursuant to the subadvisory agreements, NFA paid the subadvisers $1,639,056, of which $503,485 was paid to affiliated subadvisers, for the six months ended April 30, 2009.

NFA and Money Market have entered into a written Expense Limitation Agreement with respect to the Funds that limits operating expenses (excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, short sale dividend expenses, administrative service fees, other expenditures which are capitalized in accordance with GAAP and expenses incurred by a Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below until at least February 28, 2010:

Fund	Classes	Amount

Money Market	Institutional Class	0.59%

	Service Class (a)	0.59%

	Prime	0.59%

(a)	Effective February 28, 2010, the Fund Operating Expenses of this class of Money Market will be limited to 0.75%, including the class’s Rule 12b-1 fees and fees paid pursuant to the Fund’s Administrative Service Plan.

NFA may request and receive reimbursement from Money Market for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted. As of April 30, 2009, Money Market had no cumulative potential reimbursements.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFS Distributors Inc. (“NFSDI”). These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

	Class A	Class B	Class C	Class R2	Service Class
Fund	Shares	Shares	Shares	Shares*	Shares

Growth	0.25%	1.00%	1.00%	0.50%	N/A

Nationwide	0.25%	1.00%	1.00%	0.50%	N/A

Money Market	N/A	N/A	N/A	N/A	0.15%

*	Formerly Class R Shares.

53 Semiannual Report 2009

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares, which may cause the current value of a shareholder’s account to fall below the total purchase payments. A CDSC, if applicable, will be imposed on redemptions of Class B and shares made within six years of the purchase. Class C shares have a CDSC fee of 1% imposed on redemptions of Class C shares of the Funds made within one year of purchase. For the six months ended April 30, 2009, NFD received commissions of $85,412 from front-end sales charges of Class A shares and from CDSC fees from Class B and Class C shares of the Funds, of which $81,400 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFSDI, provides various administrative and accounting services for the Funds, and serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. The fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all series within the Trust in relation to the average daily net assets of each series and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.26%

$1 billion to $3 billion	0.19%

$3 billion to $4 billion	0.15%

$4 billion to $5 billion	0.08%

$5 billion to $10 billion	0.05%

$10 billion to $12 billion	0.03%

$12 billion and more	0.02%

*	The assets of the Nationwide Investor Destinations Aggressive, Nationwide Investor Destinations Moderately Aggressive, Nationwide Investor Destinations Moderate, Nationwide Investor Destinations Moderately Conservative and Nationwide Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Nationwide Destination 2010, Nationwide Destination 2015, Nationwide Destination 2020, Nationwide Destination 2025, Nationwide Destination 2030, Nationwide Destination 2035, Nationwide Destination 2040, Nationwide Destination 2045, Nationwide Destination 2050, and Nationwide Retirement Income Funds (collectively, the “Target Destination Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Target Destination Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services to the Funds.

NFA and Citi have agreed to designate certain sub-transfer agency agreements NFA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, Citi will credit to NFA an amount equal to the lesser of (i) the actual amount NFA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. Citi will calculate and credit such amounts to NFA’s fees on a monthly basis. All amounts will be credited to each applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, NFS and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and

2009 Semiannual Report 54

Notes to Financial Statements (Continued)
April 30, 2009 (Unaudited)

maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D, Class R2 (formerly Class R), Prime Shares, Service Class and Institutional Services Classes of shares, as applicable, of each of the Funds.

For the six months ended April 30, 2009, NFS received the following amounts in administrative services fees from each Fund:

Fund	Amount

Growth	$5,423

Nationwide	161,045

Money Market	219,525

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFA and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the six months ended April 30, 2009, the Funds’ portion of such costs amounted to $35,463.

On November 2, 2007, Nationwide Mutual Insurance Company (“NMIC”) purchased several structured investment vehicle notes from the Money Market Fund. These notes were purchased at a price equal to the notes’ amortized cost including accrued interest totaling $81,133,320, of which $4,721,166 was a contribution from NMIC representing the amount in excess of the estimated value of the notes determined in good faith.

On October 9, 2008, Nationwide Asset Management LLC, the subadviser to Money Market, made a contribution of $600,000 to the capital of Money Market in connection with a $600,000 loss realized by Money Market on sale of securities.

During the six month period ending April 30, 2009, NFA voluntarily waived investment advisory fees payable by the Nationwide Money Market Fund in an amount equal to $288,743. During the same period, NFD voluntarily waived Rule 12b-1 fees payable by Service Class shares of the Nationwide Money Market Fund in an amount equal to $5,009. Nationwide Financial Services, Inc. (“NFS”), the parent company of NFA, NFD and NFM, waived an amount equal to $149,117 in fees payable to it by Prime shares and Service Class shares of the Nationwide Money Market Fund during the same period pursuant to the Trust’s Administrative Services Plan. Each of these fee waivers was agreed to voluntarily, and neither NFA, NFD nor NFS shall be entitled to reimbursement by the Nationwide Money Market Fund of any of the amounts waived. Such waivers may be discontinued at any time, and neither of NFA, NFD nor NFS represents that any of these voluntary waivers will be continued or repeated.

4. Short-Term Trading Fees

The Funds (except Money Market) assess a 2.00% short-term trading fee on all classes of shares that are purchased and are sold or exchanged within 30 calendar days of purchase. The short-term trading fee is paid directly to the applicable Fund and is intended to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. This short-term trading fee is in addition to any CDSCs that may be applicable at the time of sale. The short-term trading fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the short-term trading fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

55 Semiannual Report 2009

For the six months ended April 30, 2009, the Funds had contributions to capital due to redemption fees in the amounts of:

						Institutional	Institutional
Fund	Class A	Class B	Class C	Class D	Class R2*	Service Class	Class

Growth	$424	$6	$520	$208	$—	$—	$—

Nationwide	233	42	—	1,013	—	N/A	8

For the year ended October 31, 2008, the Funds had contributions to capital due to redemption fees in the amounts of:

						Institutional	Institutional
Fund	Class A	Class B	Class C	Class D	Class R2*	Service Class	Class

Growth	$1,134	$16	$36	$3,216	$—	$—	$—

Nationwide	1,340	99	—	2,627	—	N/A	—

*	Formerly Class R Shares.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Funds’ custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, expiring on July 23, 2009, with a commitment fee of 0.07% per year on $100,000,000. There are three (3) other lenders participating in this arrangement. Advances taken by the Funds under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. There were no borrowings under this line of credit during the six months ended April 30, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those series that use DDAs based on the number of open shareholder accounts in each series. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2009, were as follows:

Fund	Purchases	Sales

Growth	$74,868,975	$79,825,306

Nationwide	665,548,605	699,092,626

Purchases and sales of U.S. Government Securities for the six months ended April 30, 2009, were as follows:

Fund	Purchases	Sales

Money Market	$237,866,613	$—

2009 Semiannual Report 56

Notes to Financial Statements (Continued)
April 30, 2009 (Unaudited)

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience however, the Trust expects that risk of loss to be remote.

8. New Accounting Pronouncements

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about each Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on each Fund’s financial statements and related disclosures.

In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (the “Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings and hybrid financial instruments containing embedded credit derivatives. Management has concluded that adoption of the Amendment did not impact each Fund’s financial statement disclosures.

In April 2009, the FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also provides guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Funds’ financial statement disclosures.

9. Other

In response to credit market instability, on September 22, 2008 the United States Department of the Treasury (the “Treasury Department”) made available certain funds from its Exchange Stabilization Fund on a temporary basis to assist money market funds in paying their shareholders $1.00 per share upon redemption of fund shares. The Treasury Department’s Temporary Guarantee for Money Market Funds (the “Program”) is limited to assets in money market funds as of the close of business on September 19, 2008 and to shareholders of record as of that date. Participating money market funds are required to make premium payments to participate in the Program. The guarantee would be triggered if a participating money market fund were to be liquidated within thirty days of its net asset value per share falling below $0.995. Upon such a fund’s liquidation, the Program would make up the difference between the liquidation net asset value per share and $1.00. The Program is currently set to expire on September 18, 2009.

On December 3, 2008, the Board approved the extension until April 30, 2009, of the participation of Money Market in the Program. Money Market paid the required premium of $363,628, equivalent to 0.015% of Money Market’s NAV as of September 19, 2008, to participate in the Program extension. On April 8, 2009, the Board approved the extension until September 18, 2009, of the participation of Money Market in the Program. Money Market paid the required premium of $363,628, equivalent to 0.015% of Money Market’s NAV as of

57 Semiannual Report 2009

Notes to Financial Statements (Continued)
April 30, 2009 (Unaudited)

September 19, 2008, to participate in the Program extension. During the six months ended April 30, 2009, Money Market paid total premiums equivalent to 0.030% of Money Market’s NAV as of September 19, 2008.

On October 10, 2008, the Securities and Exchange Commission issued a no-action relief letter to the Investment Company Institute to temporarily allow money market funds to value certain securities at amortized cost for shadow pricing purposes (the process of periodically comparing a fund’s amortized cost valuations to valuations derived by reference to available market quotations) under Rule 2a-7 of the 1940 Act. The relief is limited to first tier securities with maturities of 60 days or less that a money market fund reasonably expects to hold to maturity. The relief expired on January 12, 2009. On October 22, 2008, the Board approved a new valuation methodology, pursuant to which the new amortized cost valuation was first applied to the assets of Money Market on October 22, 2008, in accordance with this no-action relief. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight line) basis to the maturity of the security.

As of April 30, 2009, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts

Nationwide	31%	1

Money Market	89%	2

10. Federal Tax Information

As of April 30, 2009, the tax cost of securities and the breakdown of the unrealized appreciation/(depreciation) for each Fund were as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Growth	$131,524,133	$6,843,107	$(21,338,170)	$(14,495,063)

Nationwide	678,414,165	33,903,826	(106,691,441)	(72,787,615)

Money Market	2,582,925,176	—	—	—

58 Semiannual Report 2009

Supplemental Information
April 30, 2009 (Unaudited)

A. Renewal of Advisory (and Sub-advisory) Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreement”) with its investment adviser and, as applicable, sub-advisers (together, the “Adviser”) must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund”), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including the services and support provided to the Fund and its shareholders.

On December 2, 2008, the Trustees met in person with their independent legal counsel (“Independent Legal Counsel”), the Adviser, Trust counsel, and others to give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the December 2, 2008 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreement, and to request any additional information they considered reasonably necessary to their deliberations.

In preparation for the December 2, 2008 meeting, the Trustees were provided, at the request of the Trustees, with a wide range of information to assist in their deliberations, including (i) reports from Lipper Inc. describing, on a fund-by-fund basis, each Fund’s (a) performance rankings (where “first quintile” denotes the best performance) (over multiple years ended September 30, 2008) compared with performance groups and performance universes created by Lipper (and in some cases, customized peer groups created by the Adviser) of similar or peer group funds, and (b) expense rankings (where “first quintile” denotes the lowest fees and expenses) comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds; (ii) information from the Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple years ended September 30, 2008) compared with the Fund’s benchmark and Lipper categories; (iii) for Funds under “close review,” copies of letters from Adviser to the portfolio manager of each such Fund, together with the portfolio manager’s written response describing the reasons for the Fund’s underperformance, (iv) information from the Adviser describing, on a Fund-by-Fund basis, annual performance for the year ended September 30, 2008, (v) information from the Adviser describing, on a Fund-by-Fund basis, the Adviser’s profitability in providing services under the Advisory Agreement, together with an explanation of the Adviser’s methodology in calculating its profitability, (vi) information from the Adviser describing, on a Fund-by-Fund basis, any fees paid to the Adviser for managing similar, non-affiliated institutional accounts, including the range of fee levels for such accounts, and (vii) information from the Adviser describing ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent.

At the December 2, 2008 meeting, the Trustees reviewed, considered and discussed, among themselves and with the Adviser, Trust counsel and Independent Legal Counsel, among other things, the information described above, and information regarding: (i) the nature, extent and quality of services provided by the Adviser under the Advisory Agreement, (ii) the investment performance of each Fund and the Adviser, (iii) the costs of the services provided by the Adviser under the Advisory Agreement and the profits realized by the Adviser thereunder, (iv) the extent to which economies of scale may be present and, if so, whether they are being shared with the Fund’s shareholders, (v) comparisons of the Adviser’s fees under the Advisory Agreement with investment advisory fees paid by a peer group of funds and those paid by non-affiliated institutional clients to the Adviser for managing similar accounts, and (vi) any ancillary benefits inuring to the Adviser and its affiliates as a result of being investment adviser for the Trust. The Trustees also considered, where applicable, expense

2009 Semiannual Report 59

caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio transactions, including the standards and performance in seeking best execution, allocation of soft dollars for research products and services, portfolio turnover rates, and other benefits from the allocation of brokerage; the financial condition and stability of the Adviser; the terms of each Advisory Agreement; and the effect of advisory and other fees on the Fund’s total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds.

As part of the December 2, 2008 Board meeting, the Independent Trustees developed a list of follow-up matters and questions and asked that the Adviser respond to such matters and questions at the contract approval meeting of the Board of Trustees to be held on January 16, 2009.

At the January 16, 2009 meeting of the Board of Trustees of the Trust, the Board received and considered information provided by the Adviser in follow-up from the December 2, 2008 Board meeting and, after consulting among themselves, and with the Adviser, Trust counsel and Independent Legal Counsel, concluded unanimously to renew the Advisory Agreement for the reasons set forth in the following section.

Nationwide Growth Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA and Aberdeen, the Fund’s sub-adviser, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory and sub-advisory agreements and mutual fund industry norms. Turning to performance, the Trustees noted that, for the one-year period ended September 30, 2008, the Fund’s performance for Class A shares was in the third quintile of its Peer Group, slightly above the median, but below the Fund’s benchmark, the Russell 1000 Growth Index. For the three- and five-year periods ended September 30, 2008, the Trustees noted that the Fund’s Class A shares were in the second quintile of the Fund’s Peer Group and outperformed the benchmark.

The Trustees noted that the Fund’s contractual advisory fee for Class A shares was in the first quintile of its Peer Group, and that, although the Fund’s actual advisory fee was in the third quintile of its Peer Group, it was slightly below the median of its Peer Group. The Trustees also noted that the Fund’s total expenses were in the second quintile of its Peer Group. The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees noted that the breakpoints included in the Fund’s proposed investment advisory fee schedule are a reasonable means to provide the benefits of economies of scale to shareholders as the Fund grows, although the asset level at which such economies can be realized and shared has not yet been achieved.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory and Sub-advisory Agreements with respect to the Fund should be renewed.

Nationwide Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA and Aberdeen, the Fund’s sub-adviser, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory and sub-advisory agreements and mutual fund industry norms. Turning to performance, the Trustees noted that, for each of the one-, three-, and five-year periods ended September 30, 2008, the Fund’s performance for Class A shares placed it in the fourth quintile of the Peer Group, and below the performance of the Fund’s benchmark, the S&P 500® Index. In this regard, the Trustees noted that Aberdeen had replaced the lead portfolio manager for the Fund’s fundamental sleeves with Shahreza Yusof, Paul Atkinson, and Francis Radano, III (the “Aberdeen Equity Team”) effective October 28, 2008. The Trustees reviewed the qualifications and experience of the members of the Aberdeen Equity Team as well as the Aberdeen Equity Team’s historical performance track record managing investment strategies similar to the Fund. The Trustees considered the Aberdeen Equity Team’s overall track record with respect to this type of fund.

2009 Semiannual Report 60

Supplemental Information (Continued)
April 30, 2009 (Unaudited)

The Trustees noted that the Fund’s contractual advisory fee for Class A shares was in the second quintile of its Peer Group, and that the Fund’s actual advisory fee was in the third quintile and slightly below the median of its Peer Group. The Trustees also noted that the Fund’s total expenses were in the second quintile of its Peer Group. The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees noted that advisory fee schedule included breakpoints, and that the first breakpoint has been reached. The Trustees concluded that the shareholders of the Fund have appropriately benefited from economies of scale under the proposed advisory fee schedule, in light of such breakpoints.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory and Sub-advisory Agreements with respect to the Fund should be renewed.

Nationwide Money Market Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA and NWAM, the Fund’s sub-adviser, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory and sub-advisory agreements and mutual fund industry norms. Turning to performance, the Trustees noted that the Fund’s performance for Prime shares was in the fifth quintile of its Peer Group for the one-year period ended September 30, 2008, in the fourth quintile of its Peer Group for the three-year period ended September 30, 2008, and in the third quintile and slightly above the median of the Peer Group for the five-year period ended September 30, 2008. The Trustees noted that for each period, the Fund underperformed the iMoneyNet First Tier Retail Index, the Fund’s benchmark. In this regard, the Trustees noted that the Fund’s underperformance was attributable to the conservative positioning of the Fund’s portfolio in response to the 2008 credit crisis.

The Trustees noted that the Fund’s contractual advisory fee for Prime shares was in the third quintile and slightly above the median of its Peer Group, and that the Fund’s actual advisory fee was in the fourth quintile of its Peer Group. The Trustees also noted that the Fund’s total expenses were in the fourth quintile of its Peer Group. The Trustees noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees). The Trustees also noted that current market conditions had increased the time and resources that NFA and NWAM dedicated to supporting the Money Market Funds. The Trustees also considered recent non-contractual support provided by NWAM and its affiliates to the Money Market Funds, including the purchase of certain SIVs from the Money Market Funds’ portfolio and a contribution of $1.6 million related to certain Morgan Stanley commercial paper. The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees noted that advisory fee schedule included breakpoints, and that the second breakpoint has been reached. The Trustees concluded that the shareholders of the Fund have appropriately benefited from economies of scale under the proposed advisory fee schedule, in light of such breakpoints.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory and Sub-advisory Agreements with respect to the Fund should be renewed.

61 Semiannual Report 2009

Management Information
April 30, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust

			Number of
			Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex	Other
Name, Address	and Length of	Principal Occupation(s)	Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	94	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting group) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	94	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	94	None

Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group), until 2001. Ms. Dryden was a managing partner at Mitchell Madison Group from 1996-2001.	94	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 to June 2000 and President & CEO from June 1992 to October 1999.	94	None

62 Semiannual Report 2009

Management Information (Continued)
April 30, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex	Other
Name, Address	and Length of	Principal Occupation(s)	Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	94	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997
Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			94	None

63 Semiannual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex	Other
Name, Address	and Length of	Principal Occupation(s)	Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman Since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology orientated investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	94	None

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
[3]	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFA, the Fund’s investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, are wholly-owned subsidiaries of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge by calling 800-848-0920.

2009 Semiannual Report 64

Management Information (Continued)
April 30, 2009 (Unaudited)

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund	Other
	with the Trust		Complex	Directorships
Name, Address	and Length of	Principal Occupation(s)	Overseen	Held by
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Trustee[3]
Michael S. Spangler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is the President and Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC [2] and Nationwide Fund Distributors LLC [2], and is a Senior Vice President of Nationwide Financial Services, Inc.[2] From May 2004 until May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc., and Vice President and Director of Touchstone Investments Business Operations from July 2002 until May 2004.
			N/A	N/A

Stephen T. Grugeon Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. [2] Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company and includes Nationwide SA Capital Trust. [2] From February 2008 through June 2008, Mr. Grugeon also served as acting President and Chief Executive Officer of Nationwide Mutual Funds, Nationwide Variable Insurance Trust and Nationwide Funds Group. [2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. [2] He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation, a subsidiary of NWD Investments, from 1999 through 2003.[2]
			N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2]From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]
			N/A	N/A

65 Semiannual Report 2009

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund	Other
	with the Trust		Complex	Directorships
Name, Address	and Length of	Principal Occupation(s)	Overseen	Held by
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Trustee[3]
Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA.[2] She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide.[2] From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007). [2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

2009 Semiannual Report 66

Management Information (Continued)
April 30, 2009 (Unaudited)

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund	Other
	with the Trust		Complex	Directorships
Name, Address	and Length of	Principal Occupation(s)	Overseen	Held by
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Trustee[3]
Michael Butler[4] Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008
Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President and Director of Nationwide Fund Distributors LLC (since January 2008). [2] From January 2006 through April 2007, Mr. Butler was Vice President — Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President — Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	This position is held with an affiliated person or principal underwriter of the Trust.
[3]	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mr. Butler has announced his resignation effective June 30, 2009.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. This summary is available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

67 Semiannual Report 2009

P.O. Box 182205
Columbus, OH 43218-2205
nationwide.com/mutualfunds

Nationwide, Nationwide Financial,
the Nationwide Framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2009 Nationwide Funds Group.
All rights reserved.

SAR-CORE2 6/09

Nationwide Mutual Funds
SemiannualReport
April 30, 2009 (Unaudited)

Target Destination Funds
Nationwide Destination 2010 Fund
Nationwide Destination 2015 Fund
Nationwide Destination 2020 Fund
Nationwide Destination 2025 Fund
Nationwide Destination 2030 Fund
Nationwide Destination 2035 Fund
Nationwide Destination 2040 Fund
Nationwide Destination 2045 Fund
Nationwide Destination 2050 Fund
Nationwide Retirement Income Fund

SemiannualReport
April 30, 2009 (Unaudited)

Contents

1	Message to Shareholders

Target Destination Funds
6	Nationwide Destination 2010 Fund
19	Nationwide Destination 2015 Fund
32	Nationwide Destination 2020 Fund
45	Nationwide Destination 2025 Fund
58	Nationwide Destination 2030 Fund
71	Nationwide Destination 2035 Fund
83	Nationwide Destination 2040 Fund
96	Nationwide Destination 2045 Fund
109	Nationwide Destination 2050 Fund
122	Nationwide Retirement Income Fund

135	Notes to Financial Statements

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.
Statement Regarding Availability of Quarterly Portfolio Schedule.
The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on nationwidefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

This page intentionally left blank

Message to Shareholders
April 30, 2009

Dear Shareholder,

The semiannual reporting period for the Nationwide Mutual Funds (NMF) has encompassed two extremely difficult quarters for stock mutual fund investing. Although the blue-chip indexes, including the Dow Jones Industrial Average (DJIA), sank to 12-year lows on March 9th of this year, the market has shown some signs of cautious rebounding. It may be too early to call this a recovery, but at the start of the second quarter of 2009, stock prices began to show signs of improvement.

Federal Reserve Board Chairman Ben Bernanke has talked about seeing “green shoots” in the financial system in the wake of the central bank’s unprecedented efforts to get credit flowing again. Chairman Bernanke has cited as evidence of economic improvement: the rise in consumer spending in the first quarter of the year; a slow, but steady rate of new and existing home purchases, and a modest revival of the credit markets.

Some of those “shoots” are, indeed, hopeful signs. The recession, however, is not fading as quickly as we all would wish. The much-anticipated government plan to remove toxic assets from banks’ balance sheets, as of this writing, has not been implemented. The results from the government’s stress testing of banks are just being disseminated, and the early news indicates that some banks may require more relief.

In the coming months, investors will be keeping an eye on Washington as much as on Wall Street. The damage to the economy remains severe; the latest government figures suggest that, at best, the pace of the negative news has slowed.

This has been a challenging time in the financial markets. At Nationwide® and Nationwide Funds Groupsm we continue to keep a long-term perspective. We remain committed to the underlying investment principles of our funds.

We thank you for entrusting your assets to Nationwide Mutual Funds.

Sincerely,

Michael S. Spangler
President
Nationwide Mutual Funds

2009 Semiannual Report 1

This report and the holdings provided are for informational purposes only, and are not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is accurate as of the date of this report and subject to change at any time. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The objective is to reduce long-term risk and capture potential profits across various asset classes. Remember, though, asset allocation does not ensure a profit nor protect against losses, including possible loss of principal.

Day-to-day market activity will likely cause a Fund’s asset allocations to fluctuate from the stated target. Under ordinary circumstances, the Adviser will periodically rebalance the assets of each Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Funds’ prospectus.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved.

Each Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations. Each Fund’s underlying funds may be subject to specific investment risks such as those associated with small companies, international securities, initial public offerings, bonds and short-term instruments. Please see the Funds’ prospectus for information about the specific risks of this type of investment.

The Nationwide Target Destination Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Nationwide Target Destination Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds. In general, a Fund with a later target date is expected to be more volatile, and thus riskier, because of its greater allocation to equity securities than a Fund with an earlier target date. A fund at its target date through the next 20 years is expected to be less volatile than a fund in its “pre-target-date” stage. The Nationwide Retirement Income Fund is expected to be the least volatile of the Funds due to the Retirement Income Fund’s further reduced exposure to equity securities.

Because a Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

There is no assurance that a diversified portfolio will produce better results than a nondiversified portfolio.

Note that diversification does not ensure a profit nor protect against loss in a declining market. Investing in alternative asset classes involves special risk.

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Sales charge and fee information:
Nationwide Destination 2010 Fund
Nationwide Destination 2015 Fund
Nationwide Destination 2020 Fund
Nationwide Destination 2025 Fund
Nationwide Destination 2030 Fund
Nationwide Destination 2035 Fund
Nationwide Destination 2040 Fund
Nationwide Destination 2045 Fund
Nationwide Destination 2050 Fund
Nationwide Retirement Income Fund

Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Investors may be able to reduce or eliminate front-end sales charges on Class A shares, based on investment size. Please consult the Fund’s prospectus for more details.

Performance shown is for Class A shares at NAV. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Total returns reflect a waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

2 Semiannual Report 2009

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Dow Jones (DJ) Target Date Indexes: This series of unmanaged, portfolio-based, asset-class-weighted indexes consists of composites of subindexes that represent the three major asset classes — stocks, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target-date index, and Barclays Capital subindexes represent the bond and cash components.

Dow Jones (DJ) Wilshire 5000 Composite Index:  An unmanaged, market capitalization-weighted index of all U.S.-headquartered equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

Barclays Capital (BARCAP) U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 1-800-848-0920 to request a prospectus, or download a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

Except where otherwise indicated, the views and opinions expressed herein are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass.

The Funds’ adviser or its employees may have a position in the securities named in this report.

Investing in mutual fund involves risk, including the possible loss of principal. Investors’ shares, when redeemed, may be worth more or less than their original cost.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency except as stated below. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market.

The Treasury Department has extended the U.S. Department of the Treasury’s Temporary Guarantee Program (the “Program”) for Money Market Funds until September 18, 2009. The Board of Trustees of Nationwide Mutual Funds approved the continued participation of the Nationwide Money Market Fund in the Program on April 8, 2009.

Here are some reminders about the Program:

•	Only shareholders who held shares in the Nationwide Money Market Fund on September 19, 2008, are eligible for protection under the Program.

•	The Program currently in place provides a guarantee to these shareholders based on the number of shares invested in the Funds at the close of business on September 19, 2008.

•	Any increase in the number of shares an eligible shareholder holds after the close of business on September 19, 2008, will not be guaranteed by the Program.

•	If a customer closes his or her account with a fund or broker-dealer, any future investment in the fund will not be guaranteed.

•	If the number of shares an investor holds fluctuates during the period, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less.

•	The Program is not part of the U.S. Treasury Department’s Troubled Asset Relief Program (TARP). The Program is intended to provide relief for investors in the event the per-share value of any of the money market funds falls below $0.995 and a fund liquidates its holdings. The Program will provide coverage to a fund’s shareholders of record at the close of business on September 19,

2009 Semiannual Report 3

2008, up to $1.00 per share for the lesser of either the number of shares the investor held in that fund or the number of shares the investor held the date the per-share value fell below $0.995. This is commonly referred to as “breaking the buck.”

•	The U.S. Treasury Department, through the Exchange Stabilization Fund (“ESF”), is providing this guarantee. In the event that a participating fund breaks the buck and liquidates, a guarantee payment should be made to investors through their fund within approximately 30 days, subject to possible extensions at the discretion of the Treasury. Payments to investors under the Program will depend on the availability of assets in the ESF, which currently totals approximately $50 billion.

The U.S. Department of the Treasury and the Secretary of the Treasury have the authority to use assets from the ESF for purposes other than those of the Program.

•	Participation in each period of the Program requires a payment to the U.S. Department of the Treasury in the amount of 0.015% based on the net asset value of the Fund as of September 19, 2008. Each Fund individually bears this expense without regard to any expense limitation currently in effect for the Fund.

Based in Conshohocken, Pa., a suburb of Philadelphia, Nationwide’s Investment Management Group (IMG) is the investment arm of Nationwide Financial Services, Inc. (NFS). IMG comprises Nationwide Funds Group (NFG) and Nationwide Investment Advisors (NIA).

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to the Nationwide Funds. NFS is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Nationwide Funds distributed by Nationwide Fund Distributors LLC, Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428.

4 Semiannual Report 2009

Summary of Market Environment

The following is a summary from Nationwide Funds Group regarding market conditions during the reporting period.

The first half of the reporting period was filled with economic events that have not happened in the United States in more than 50 years, nor, in many cases, since the time of the Great Depression of the late 1920s and 1930s. A rebound in the markets began in mid-March and continued into April, evidence that market observers, as well as investors, are anticipating improvement in the economy during the latter half of 2009 and early 2010. Economic news during the reporting period was mixed, with signs of brightening frequently offset by events that indicated a deepening of the recession.

Some of the negative news included: (1) a 6.1% decrease in the annualized U.S. gross domestic product (GDP) for the first quarter of 2009, as reported by the U.S. Bureau of Economic Analysis; (2) a continuously rising jobless rate, which hit 8.9% in April 2009 according to the Department of Labor (DOL), representing the highest level in the jobless rate since 1983 (as companies continue laying off workers, the unemployment rate well may increase to 10% by the end of 2009); (3) a spate of new questions about the capital positions of some of the largest U.S. financial institutions; (4) persistently-low consumer confidence, resulting in depressed spending levels; and (5) the spreading of residential real estate market troubles to commercial real estate, causing even greater levels of stress in the financial system.

Toward the end of March and into April, some signs emerged that the worst of the economic news might be behind us: (1) indicators pointed to the possibility that price declines in the U.S. housing market were nearing an end; (2) President Obama’s administration announced the “Public-Private Investment Program” (PPIP) to help banks unload some of their illiquid assets; and (3) the U.S. Bureau of Economic Analysis reported in April that personal consumption rose by 2.2% in the first quarter of 2009, an indication that consumer confidence may be strengthening.

A broad look at index performance during the reporting period revealed that mid-capitalization U.S. equities beat their large- and small-cap counterparts by a significant margin. Specifically, large caps, as measured by the Standard & Poor’s 500® (S&P 500) Index, fell 8.5% during the reporting period amid continuing market volatility. Mid-caps, as measured by the Standard & Poor’s MidCap 400® (S&P 400) Index, lost 0.2%, and small caps, as measured by the Russell 2000® Index, declined 8.4%.

In general, the performance of international stocks experienced a significant upswing during the latter part of the reporting period, outpacing that of U.S. equities. International developed market stocks, as measured by the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, lost 2.4% during the reporting period, despite a gain of more than 7.9% during the latter half of the period. Emerging market stocks, as measured by the MSCI Emerging Markets (MSCI EM) Indexsm, gained more than 16% during the reporting period, including a gain of more than 25% during the last three months of the reporting period.

The reporting period was positive overall for fixed-income investors. The broad-based fixed-income Barclays Capital (BARCAP) U.S. Aggregate Bond Index gained 7.7% during the reporting period.

2009 Semiannual Report 5

Nationwide Destination 2010 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2009, the Nationwide Destination 2010 Fund (Class A at NAV) registered -1.34% versus 5.34% for its composite benchmark, the Dow Jones (DJ) U.S. Target 2010 Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target 2010 Funds (consisting of 194 funds as of April 30, 2009) was 0.03%.

What areas of investment provided the most positive relative returns for the Fund?

The Nationwide Bond Index Fund and iShares Barclays TIPS Bond ETF (with allocations of approximately 15% and 14%, respectively) provided the most positive relative returns for the overall portfolio, gaining 7.49% and 9.44%, respectively, during the reporting period. Concerns over the potential inflationary impact of U.S. government economic stimulus actions drove up the values of inflation-protected securities, as reflected in the strong performance of the iShares Barclays TIPS Bond Fund ETF. The broad fixed-income market investments that make up the portfolio of the Nationwide Bond Index Fund showed strength amid the generally risk-averse market environment that prevailed during the reporting period.

What areas of investment detracted from Fund performance?

The declines posted by the Nationwide S&P 500 Index Fund, with -8.64%, and the Nationwide International Index Fund, with -4.35%, (with allocations of approximately 23% and 10%, respectively) proved to be the largest negative contributions to the overall portfolio during the reporting period. Four of the 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns, with the information technology sector leading the way with a gain of 5.61%. Coincidentally, four of the 10 sectors within the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index also recorded positive returns; the materials sector was the best performer, with 8.99%. By contrast, the health-care sector within the MSCI EAFE Index posted the weakest results, with -13.04% for the reporting period.

What is your outlook for the near term?

The unprecedented decline in equity markets has begun to abate; we have seen some significant gains from the middle of March 2009 onward. This is cause for optimism, although overall financial conditions are still tenuous. This optimism, however, should be tempered with caution, because the rebound in the financial markets does not signal an end to the U.S. recession. The road back to a less volatile economic picture still lies mostly ahead of us. The market environment suggests that long-term investing and portfolio diversification may provide shareholders with a positive option for the near future.

6 Semiannual Report 2009

The table below lists the target allocation (as of April 30, 2009) for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Destination 2010 Fund
Performance of Underlying Investments for the Six-Months Ended April 30, 2009

		Target	Six-Month
Asset Class	Underlying Investment	Allocation	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	23%	-8.64%

International Stocks	Nationwide International Index Fund	10%	-4.35%

Intermediate-Term Bonds	Nationwide Bond Index Fund	15%	7.49%

Inflation-Protected Bonds	iShares Barclays U.S. Treasury Inflation Protected Securities Bond Fund*	14%	9.44%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	7%	-0.41%

Short-Term Bonds	Vanguard Short-Term Bond Fund*	9%	5.02%

International Bonds	Oppenheimer International Bond Fund	6%	8.13%

Small-Cap Stocks	Nationwide Small Cap Index Fund	3%	-8.37%

Commodity Stocks	Credit Suisse Commodity Return Strategy Fund	3%	-15.23%

Emerging Market Stocks	Vanguard Emerging Markets Fund*	1%	15.97%

High-Yield Bonds	T. Rowe Price High Yield Bond Fund	2%	10.36%

Money Market Investments	Nationwide Money Market Fund	5%	0.20%

Domestic REITs	Vanguard REIT Fund*	1%	-19.78%

International REITs	SPDR Dow Jones Wilshire International Real Estate Fund*	1%	-9.83%

*	Exchange Traded Fund

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to
nationwide.com/mutualfunds.

Performance shown is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized.

Portfolio Manager:
Thomas R. Hickey Jr.

2009 Semiannual Report 7

Fund Performance	Nationwide Destination 2010 Fund

Average Annual Total Return
For period ended April 30, 2009

		Six
		Months*	1 Yr.	Inception[1]

Class A	w/o SC5	-1.34%	-24.51%	-14.29%
	w/SC3	-6.98%	-28.83%	-17.28%

Class C	w/o SC5	-1.73%	-25.11%	-14.94%
	w/SC4	-2.70%	-25.84%	-14.94%

Class R1[2]		-1.48%	-24.80%	-14.74%

Class R2[2]		-1.52%	-24.78%	-14.58%

Institutional Service Class[2]		-1.16%	-24.34%	-14.22%

Institutional Class[2]		-1.16%	-24.26%	-14.01%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Fund commenced operations on August 30, 2007.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	These returns do not reflect the effects of sales charges (SC).

Expense Ratios

Expense
Ratio*

Class A	1.01%

Class C	1.66%

Class R1	1.43%

Class R2	1.34%

Institutional Service Class	0.84%

Institutional Class	0.66%

*	Annualized data as of October 31, 2008. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Annualized expense ratios for the six-month period ending April 30, 2009 appear in the “Shareholder Expense Example” section of the report.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2010 Fund, the Dow Jones Target 2010 Index(a), the Barclays Capital U.S. Aggregate Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes — stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Barclays Capital subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The Barclays Capital U.S. Aggregate Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(c)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

8 Semiannual Report 2009

Shareholder	Nationwide Destination 2010 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2010 Fund			11/01/08	04/30/09	11/01/08 - 04/30/09 [a,b]	11/01/08 - 04/30/09 [a,b]

Class A	Actual		1,000.00	986.59	3.70	0.75
	Hypothetical	[c]	1,000.00	1,021.07	3.77	0.75

Class C	Actual		1,000.00	982.69	6.48	1.32
	Hypothetical	[c]	1,000.00	1,018.26	6.61	1.32

Class R1	Actual		1,000.00	985.18	5.30	1.08
	Hypothetical	[c]	1,000.00	1,019.45	5.41	1.08

Class R2	Actual		1,000.00	984.84	5.27	1.07
	Hypothetical	[c]	1,000.00	1,019.49	5.37	1.07

Institutional Service Class	Actual		1,000.00	988.40	1.62	0.33
	Hypothetical	[c]	1,000.00	1,023.16	1.65	0.33

Institutional Class	Actual		1,000.00	988.40	1.62	0.33
	Hypothetical	[c]	1,000.00	1,023.16	1.65	0.33

[a]	Expenses are equal to the fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

2009 Semiannual Report 9

Portfolio Summary	Nationwide Destination 2010 Fund
April 30, 2009 (Unaudited)

Asset Allocation

Equity Funds	51.9%
Fixed Income Funds	43.4%
Money Market Fund	4.7%
Other assets in excess of liabilities	0.0%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	23.9%
Nationwide Bond Index Fund, Institutional Class	14.2%
iShares Barclay U.S. Treasury Inflation Protected Securities Bond Fund	12.9%
Nationwide International Index Fund, Institutional Class	10.7%
Vanguard Short-Term Bond Fund	8.5%
Nationwide Mid Cap Market Index Fund, Institutional Class	7.6%
Oppenheimer International Bond Fund, Class Y	5.8%
Nationwide Money Market Fund, Institutional Class	4.7%
Nationwide Small Cap Index Fund, Institutional Class	3.3%
Credit Suisse Commodity Return Strategy Fund	2.9%
Other Holdings	5.5%

100.0%

The accompanying notes are an integral part of these financial statements.

10 Semiannual Report 2009

Statement of Investments
April 30, 2009 (Unaudited)

Nationwide Destination 2010 Fund

Mutual Funds 75.1%

	Shares	Market Value

Equity Funds 48.4%
Credit Suisse Commodity Return Strategy Fund	60,953	$441,912
Nationwide International Index Fund, Institutional Class (a)	303,877	1,628,779
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	125,357	1,162,059
Nationwide S&P 500 Index Fund, Institutional Class (a)	497,267	3,639,992
Nationwide Small Cap Index Fund, Institutional Class (a)	67,152	500,280

		7,373,022

Fixed Income Funds 22.0%
Nationwide Bond Index Fund, Institutional Class (a)	199,158	2,158,875
Oppenheimer International Bond Fund, Class Y	154,071	882,825
T. Rowe Price High Yield Bond Fund	39,642	308,019

		3,349,719

Money Market Fund 4.7% (a)(b)
Nationwide Money Market Fund, Institutional Class, 0.01%	716,551	716,551

Total Mutual Funds (cost $12,178,291)		11,439,292

Exchange Traded Funds 24.9%

	Shares	Market Value

Equity Funds 3.5%
SPDR Dow Jones Wilshire International Real Estate Fund	6,691	166,806
Vanguard Emerging Markets Fund	6,140	169,894
Vanguard REIT Fund	6,190	196,409

		533,109

Fixed Income Funds 21.4%
iShares Barclay U.S. Treasury Inflation Protected Securities Bond Fund	19,530	1,961,593
Vanguard Short-Term Bond Fund	16,428	1,297,812

		3,259,405

Total Exchange Traded Funds (cost $3,824,808)		3,792,514

Total Investments (cost $16,003,099) (c) — 100.0%		15,231,806

Other assets in excess of liabilities — 0.0%		4,962

NET ASSETS — 100.0%		$15,236,768

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2009.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 11

Statement of Assets and Liabilities
April 30, 2009 (Unaudited)

Nationwide
Destination 2010
Fund

Assets:
Investments in non-affiliates, at value (cost $5,522,486)	$5,425,270
Investments in affiliates, at value (cost $10,480,613)	9,806,536

Total Investments	15,231,806

Cash	66,950
Dividends receivable from affiliates	7,547
Dividends receivable from non-affiliates	3,248
Receivable for capital shares issued	12,582
Other assets	806

Total Assets	15,322,939

Liabilities:
Payable for investments purchased	72,014
Payable for capital shares redeemed	5,455
Accrued expenses and other payables:
Investment advisory fees	3,852
Distribution fees	4,850

Total Liabilities	86,171

Net Assets	$15,236,768

Represented by:
Capital	$17,348,614
Accumulated undistributed net investment income	13,850
Accumulated net realized losses from investment transactions	(1,354,403)
Net unrealized appreciation/(depreciation) from investments in affiliates	(674,077)
Net unrealized appreciation/(depreciation) from investments in non-affiliates	(97,216)

Net Assets	$15,236,768

Net Assets:
Class A Shares	$2,365,553
Class C Shares	26,107
Class R1	1,701,495
Class R2	9,367,485
Institutional Service Class Shares	774
Institutional Class Shares	1,775,354

Total	$15,236,768

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	321,789
Class C Shares	3,558
Class R1 Shares	231,816
Class R2 Shares	1,276,903
Institutional Service Class Shares	105
Institutional Class Shares	241,259

Total	2,075,430

The accompanying notes are an integral part of these financial statements.

12 Semiannual Report 2009

	Nationwide
	Destination 2010
	Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$7.35
Class C Shares (a)	$7.34
Class R1 Shares	$7.34
Class R2 Shares	$7.34
Institutional Service Class Shares	$7.35	(b)
Institutional Class Shares	$7.36
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.80

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(b)	The NAV reported above represents the traded NAV at April 30, 2009.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 13

Statement of Operations
For the Six Months Ended April 30, 2009 (Unaudited)

Nationwide
Destination 2010
Fund

INVESTMENT INCOME:
Dividend income from affiliates	$104,666
Dividend income from non-affiliates	71,751

Total Income	176,417

EXPENSES:
Investment advisory fees	18,219
Distribution fees Class A	1,281
Distribution fees Class C	56
Distribution fees Class R1	4,120
Distribution fees Class R2	17,822
Administrative services fees Class A	912
Administrative services fees Class R1	644
Administrative services fees Class R2	8,689

Net Expenses	51,743

NET INVESTMENT INCOME	124,674

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	168,532
Net realized gain distributions from underlying non-affiliated funds	3,958
Net realized losses from investment transactions with affiliates	(966,243)
Net realized losses from investment transactions with non-affiliates	(313,299)

Net realized losses from affiliated and non-affiliated investments	(1,107,052)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	668,563
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	451,161

Net change in unrealized appreciation/(depreciation) from investments	1,119,724

Net realized/unrealized gains from affiliated and non-affiliated investments	12,672

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$137,346

The accompanying notes are an integral part of these financial statements.

14 Semiannual Report 2009

Statements of Changes in Net Assets

	Nationwide Destination 2010 Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)
Operations:
Net investment income	$124,674	$119,889
Net realized losses from investment transactions	(1,107,052)	(198,636)
Net change in unrealized appreciation/(depreciation) from investments	1,119,724	(1,941,842)

Change in net assets resulting from operations	137,346	(2,020,589)

Distributions to Shareholders From:
Net investment income:
Class A	(12,979)	(5,614)
Class C	(95)	(18)
Class R1	(13,586)	(11,486)
Class R2	(76,204)	(60,713)
Institutional Service Class	(11)	(26)
Institutional Class	(21,718)	(32,034)
Net realized gains:
Class A	(2,080)	(32)
Class C	(4)	(3)
Class R1	(5,819)	(3)
Class R2	(32,152)	(356)
Institutional Service Class	(4)	(3)
Institutional Class	(6,543)	(2,906)

Change in net assets from shareholder distributions	(171,195)	(113,194)

Change in net assets from capital transactions	6,452,306	9,801,867

Change in net assets	6,418,457	7,668,084

Net Assets:
Beginning of period	8,818,311	1,150,227

End of period	$15,236,768	$8,818,311

Accumulated undistributed net investment income at end of period	$13,850	$13,769

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,029,890	$975,476
Dividends reinvested	15,059	5,646
Cost of shares redeemed	(187,026)	(490,587)

Total Class A	1,857,923	490,535

Class C Shares
Proceeds from shares issued	23,962	–
Dividends reinvested	99	21
Cost of shares redeemed	–	–

Total Class C	24,061	21

Class R1 Shares
Proceeds from shares issued	962,857	1,661,505
Dividends reinvested	19,405	11,488
Cost of shares redeemed	(406,587)	(208,129)

Total Class R1	575,675	1,464,864

Amounts designated as “ – ” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 15

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2010 Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$3,910,454	$8,625,649
Dividends reinvested	108,356	61,069
Cost of shares redeemed	(831,015)	(1,138,307)

Total Class R2	3,187,795	7,548,411

Institutional Service Class Shares
Proceeds from shares issued	–	–
Dividends reinvested	15	29
Cost of shares redeemed	–	–

Total Institutional Service Class	15	29

Institutional Class Shares
Proceeds from shares issued	1,289,510	286,420
Dividends reinvested	28,261	34,940
Cost of shares redeemed	(510,934)	(23,353)

Total Institutional Class	806,837	298,007

Change in net assets from capital transactions:	$6,452,306	$9,801,867

SHARE TRANSACTIONS:
Class A Shares
Issued	295,177	100,000
Reinvested	2,112	603
Redeemed	(26,734)	(50,141)

Total Class A Shares	270,555	50,462

Class C Shares
Issued	3,442	–
Reinvested	14	2
Redeemed	–	–

Total Class C Shares	3,456	2

Class R1 Shares
Issued	132,520	178,490
Reinvested	2,671	1,246
Redeemed	(56,979)	(26,232)

Total R1 Shares	78,212	153,504

Class R2 Shares
Issued	551,035	941,223
Reinvested	14,958	6,562
Redeemed	(117,410)	(126,943)

Total R2 Shares	448,583	820,842

Amounts designated as “ – ” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

16 Semiannual Report 2009

	Nationwide Destination 2010 Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares
Issued	–	–
Reinvested	2	3
Redeemed	–	–

Total Institutional Service Class Shares	2	3

Institutional Class Shares
Issued	176,531	29,444
Reinvested	3,897	3,594
Redeemed	(70,279)	(2,460)

Total Institutional Class Shares	110,149	30,578

Total change in shares:	910,957	1,055,391

Amounts designated as “ – ” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 17

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2010 Fund

		Operations			Distributions					Ratio / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset	Total	Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Return	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	(a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$7.59	0.08	(0.18)	(0.10)	(0.10)	(0.04)	(0.14)	$7.35	(1.34%)	$2,365,553	0.75%	2.24%	0.75%	23.44%
Year Ended October 31, 2008 (f)	$10.54	0.25	(2.92)	(2.67)	(0.25)	(0.03)	(0.28)	$7.59	(25.92%)	$388,803	0.63%	2.73%	0.73%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.54	0.57	(0.03)	–	(0.03)	$10.54	5.74%	$8,142	0.90%	1.48%	1.36%	6.28%

Class C Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$7.58	0.04	(0.17)	(0.13)	(0.07)	(0.04)	(0.11)	$7.34	(1.73%)	$26,107	1.32%	1.27%	1.32%	23.44%
Year Ended October 31, 2008 (f)	$10.53	0.20	(2.94)	(2.74)	(0.18)	(0.03)	(0.21)	$7.58	(26.48%)	$776	1.42%	2.08%	1.46%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.52	0.56	(0.03)	–	(0.03)	$10.53	5.61%	$1,056	1.42%	2.01%	1.42%	6.28%

Class R1 Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$7.58	0.07	(0.19)	(0.12)	(0.08)	(0.04)	(0.12)	$7.34	(1.48%)	$1,701,495	1.08%	2.11%	1.08%	23.44%
Year Ended October 31, 2008 (f)	$10.53	0.22	(2.93)	(2.71)	(0.21)	(0.03)	(0.24)	$7.58	(26.37%)	$1,163,575	1.01%	2.38%	1.09%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.52	0.56	(0.03)	–	(0.03)	$10.53	5.61%	$1,056	1.42%	2.01%	1.42%	6.28%

Class R2 Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$7.57	0.08	(0.19)	(0.11)	(0.08)	(0.04)	(0.12)	$7.34	(1.52%)	$9,367,485	1.07%	2.16%	1.07%	23.44%
Year Ended October 31, 2008 (f)	$10.53	0.22	(2.91)	(2.69)	(0.24)	(0.03)	(0.27)	$7.57	(26.14%)	$6,269,221	1.02%	2.37%	1.10%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	–	0.56	0.56	(0.03)	–	(0.03)	$10.53	5.64%	$78,799	1.08%	0.05%	1.24%	6.28%

Institutional Service Class Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$7.58	0.10	(0.19)	(0.09)	(0.10)	(0.04)	(0.14)	$7.35	(1.16%)	$774	0.33%	2.78%	0.33%	23.44%
Year Ended October 31, 2008 (f)	$10.54	0.28	(2.95)	(2.67)	(0.26)	(0.03)	(0.29)	$7.58	(25.97%)	$784	0.59%	2.90%	0.59%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.53	0.58	(0.04)	–	(0.04)	$10.54	5.76%	$1,058	0.71%	2.69%	0.71%	6.28%

Institutional Class Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$7.59	0.10	(0.19)	(0.09)	(0.10)	(0.04)	(0.14)	$7.36	(1.16%)	$1,775,354	0.33%	2.78%	0.33%	23.44%
Year Ended October 31, 2008 (f)	$10.54	0.31	(2.95)	(2.64)	(0.28)	(0.03)	(0.31)	$7.59	(25.69%)	$995,152	0.33%	3.17%	0.46%	42.69%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.53	0.58	(0.04)	–	(0.04)	$10.54	5.79%	$1,060,116	0.33%	3.02%	0.50%	6.28%
Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares outstanding during the period.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

18 Semiannual Report 2009

Nationwide Destination 2015 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2009, the Nationwide Destination 2015 Fund (Class A at NAV) registered -1.16% versus 3.96% for its composite benchmark, the Dow Jones (DJ) U.S. Target 2015 Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target 2015 Funds (consisting of 137 funds as of April 30, 2009) was -1.07%.

What areas of investment provided the most positive relative returns for the Fund?

The Nationwide Bond Index Fund and the iShares Barclays TIPS Bond ETF (with allocations of approximately 16% and 13%, respectively) provided the most positive relative returns for the Fund, gaining 7.49% and 9.44% respectively, during the reporting period. Concerns over the potential inflationary impact of U.S. government economic stimulus actions drove up the values of inflation-protected securities, as reflected in the strong performance of the iShares Barclays TIPS Bond Fund ETF. The broad fixed-income market investments that make up the portfolio of the Nationwide Bond Index Fund showed strength amid the generally risk-averse market environment that prevailed during the reporting period.

What areas of investment detracted from Fund performance?

The declines posted by the Nationwide S&P 500 Index Fund, with -8.64%, and the Nationwide International Index Fund, with -4.35%, (with allocations of approximately 24% and 13%, respectively) proved to be the largest negative contributions to the overall portfolio during the reporting period. Four of the 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns, with the information technology sector leading the way with a gain of 5.61%. Coincidentally, four of the 10 sectors within the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index also recorded positive returns; the materials sector was the best performer, with 8.99%. By contrast, the health-care sector within the MSCI EAFE Index posted the weakest results, with -13.04% for the reporting period.

What is your outlook for the near term?

The unprecedented decline in equity markets has begun to abate; we have seen some significant gains from the middle of March 2009 onward. This is cause for optimism, although overall financial conditions are still tenuous. This optimism, however, should be tempered with caution, because the rebound in the financial markets does not signal an end to the U.S. recession. The road back to a less volatile economic picture still lies mostly ahead of us. The market environment suggests that long-term investing and portfolio diversification may provide shareholders with a positive option for the near future.

2009 Semiannual Report 19

Nationwide Destination 2015 Fund
(Continued)

The table below lists the target allocation (as of April 30, 2009) for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Destination 2015 Fund
Performance of Underlying Investments for the Six-Months Ended April 30, 2009

		Target	Six-Month
Asset Class	Underlying Investment	Allocation	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	24%	-8.64%

International Stocks	Nationwide International Index Fund	13%	-4.35%

Intermediate-Term Bonds	Nationwide Bond Index Fund	16%	7.49%

Inflation-Protected Bonds	iShares Barclays U.S. Treasury Inflation Protected Securities Bond Fund*	13%	9.44%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	8%	-0.41%

Short-Term Bonds	Vanguard Short -Term Bond Fund*	8%	5.02%

Small-Cap Stocks	Nationwide Small Cap Index Fund	4%	-8.37%

International Bonds	Oppenheimer International Bond Fund	4%	8.13%

Commodity Stocks	Credit Suisse Commodity Return Strategy Fund	4%	-15.23%

Emerging Market Stocks	Vanguard Emerging Markets Fund*	2%	15.97%

High-Yield Bonds	T. Rowe Price High Yield Bond Fund	1%	10.36%

Domestic REITs	Vanguard REIT Fund*	1%	-19.78%

International REITs	SPDR Dow Jones Wilshire International Real Estate Fund*	1%	-9.83%

Money Market Investments	Nationwide Money Market Fund	1%	0.20%

*	Exchange Traded Fund

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Performance shown is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized.

Portfolio Manager:
Thomas R. Hickey Jr.

20 Semiannual Report 2009

Fund Performance	Nationwide Destination 2015 Fund

Average Annual Total Return
For period ended April 30, 2009

		Six
		Months*	1 Yr.	Inception[1]

Class A	w/o SC5	-1.16%	-25.10%	-14.96%
	w/SC3	-6.86%	-29.40%	-17.92%

Class C	w/o SC5	-1.38%	-25.54%	-15.41%
	w/SC4	-2.35%	-26.27%	-15.41%

Class R1[2]		-1.34%	-25.46%	-15.34%

Class R2[2]		-1.17%	-25.30%	-15.16%

Institutional Service Class[2]		-0.98%	-25.05%	-14.85%

Institutional Class[2]		-0.83%	-24.87%	-14.58%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Fund commenced operations August 30, 2007

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	These returns do not reflect the effects of sales charges (SC).

Expense Ratios

Expense
Ratio*

Class A	0.99%

Class C	1.65%

Class R1	1.44%

Class R2	1.29%

Institutional Service Class	0.82%

Institutional Class	0.65%

*	Annualized data as of October 31, 2008. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Annualized expense ratios for the six-month period ending April 30, 2009 appear in the “Shareholder Expense Example” section of the report.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2015 Fund, Dow Jones Target 2015 Index(a), the Dow Jones Wilshire 5000 Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes — stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Barclays Capital subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The Dow Jones Wilshire 5000 Index is an unmanaged, market capitalization-weighted index of all U.S.-headquartered equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

(c)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Semiannual Report 21

Shareholder	Nationwide Destination 2015 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2015 Fund			11/01/08	04/30/09	11/01/08 - 04/30/09 [a,b]	11/01/08 - 04/30/09 [a,b]

Class A	Actual		1,000.00	988.40	3.95	0.80
	Hypothetical	[c]	1,000.00	1,020.83	4.02	0.80

Class C	Actual		1,000.00	986.22	6.46	1.31
	Hypothetical	[c]	1,000.00	1,018.29	6.59	1.31

Class R1	Actual		1,000.00	986.56	5.79	1.18
	Hypothetical	[c]	1,000.00	1,018.96	5.91	1.18

Class R2	Actual		1,000.00	988.30	5.16	1.05
	Hypothetical	[c]	1,000.00	1,019.60	5.26	1.05

Institutional Service Class	Actual		1,000.00	990.15	3.00	0.61
	Hypothetical	[c]	1,000.00	1,021.78	3.05	0.61

Institutional Class	Actual		1,000.00	991.75	1.62	0.33
	Hypothetical	[c]	1,000.00	1,023.17	1.65	0.33

[a]	Expenses are equal to the fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.
[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.
[c]	Represents the hypothetical 5% return before expenses.

22 Semiannual Report 2009

Portfolio Summary	Nationwide Destination 2015 Fund
April 30, 2009 (Unaudited)

Asset Allocation

Equity Funds	60.0%
Fixed Income Funds	39.0%
Money Market Fund	0.9%
Other assets in excess of liabilities	0.1%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	24.7%
Nationwide Bond Index Fund, Institutional Class	15.0%
Nationwide International Index Fund, Institutional Class	13.8%
iShares Barclay U.S. Treasury Inflation Protected Securities Bond Fund	11.8%
Nationwide Mid Cap Market Index Fund, Institutional Class	8.7%
Vanguard Short-Term Bond Fund	7.4%
Nationwide Small Cap Index Fund, Institutional Class	4.4%
Credit Suisse Commodity Return Strategy Fund	3.8%
Oppenheimer International Bond Fund, Class Y	3.8%
Vanguard Emerging Markets Fund	2.2%
Other Holdings	4.4%

100.0%

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 23

Statement of Investments
April 30, 2009 (Unaudited)

Nationwide Destination 2015 Fund

Mutual Funds 76.1%

	Shares	Market Value

Equity Funds 55.4%
Credit Suisse Commodity Return Strategy Fund	233,456	$1,692,558
Nationwide International Index Fund, Institutional Class (a)	1,138,046	6,099,927
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	412,512	3,823,985
Nationwide S&P 500 Index Fund, Institutional Class (a)	1,492,760	10,927,001
Nationwide Small Cap Index Fund, Institutional Class (a)	257,862	1,921,072

		24,464,543

Fixed Income Funds 19.8%
Nationwide Bond Index Fund, Institutional Class (a)	609,439	6,606,321
Oppenheimer International Bond Fund, Class Y	294,977	1,690,220
T. Rowe Price High Yield Bond Fund	56,909	442,186

		8,738,727

Money Market Fund 0.9% (a)(b)
Nationwide Money Market Fund, Institutional Class, 0.01%	411,044	411,044

Total Mutual Funds (cost $35,455,814)		33,614,314

Exchange Traded Funds 23.8%

	Shares	Market Value

Equity Funds 4.6%
SPDR Dow Jones Wilshire International Real Estate Fund	19,211	478,930
Vanguard Emerging Markets Fund	34,796	962,805
Vanguard REIT Fund	18,280	580,025

		2,021,760

Fixed Income Funds 19.2%
iShares Barclay U.S. Treasury Inflation Protected Securities Bond Fund	51,777	5,200,482
Vanguard Short-Term Bond Fund	41,718	3,295,722

		8,496,204

Total Exchange Traded Funds (cost $10,558,025)		10,517,964

Total Investments (cost $46,013,839) (c) — 99.9%		44,132,278

Other assets in excess of liabilities — 0.1%		51,616

NET ASSETS — 100.0%		$44,183,894

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2009.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

24 Semiannual Report 2009

Statement of Assets and Liabilities
April 30, 2009 (Unaudited)

Nationwide
Destination 2015
Fund

Assets:
Investments in non-affiliates, at value (cost $14,748,869)	$14,342,928
Investments in affiliates, at value (cost $31,264,970)	29,789,350

Total Investments	44,132,278

Cash	27,945
Dividends receivable from affiliates	23,482
Dividends receivable from non-affiliates	6,324
Receivable for capital shares issued	192,724
Receivable for investments sold	2,719

Total Assets	44,385,472

Liabilities:
Payable for investments purchased	173,850
Payable for capital shares redeemed	1,561
Accrued expenses and other payables:
Investment advisory fees	11,342
Distribution fees	10,919
Administrative services fees	3,906

Total Liabilities	201,578

Net Assets	$44,183,894

Represented by:
Capital	$48,586,860
Accumulated undistributed net investment income	39,264
Accumulated net realized losses from investment transactions	(2,560,669)
Net unrealized appreciation/(depreciation) from investments in affiliates	(1,475,620)
Net unrealized appreciation/(depreciation) from investments in non-affiliates	(405,941)

Net Assets	$44,183,894

Net Assets:
Class A Shares	$13,402,599
Class C Shares	170,618
Class R1	2,610,321
Class R2	17,972,022
Institutional Service Class Shares	8,295,681
Institutional Class Shares	1,732,653

Total	$44,183,894

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,832,626
Class C Shares	23,305
Class R1 Shares	357,533
Class R2 Shares	2,459,447
Institutional Service Class Shares	1,131,781
Institutional Class Shares	236,155

Total	6,040,847

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 25

Statement of Assets and Liabilities (Continued)

Nationwide
Destination 2015
Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$7.31
Class C Shares (a)	$7.32
Class R1 Shares	$7.30
Class R2 Shares	$7.31
Institutional Service Class Shares	$7.33
Institutional Class Shares	$7.34
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.76

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

26 Semiannual Report 2009

Statement of Operations
For the Six Months Ended April 30, 2009 (Unaudited)

Nationwide
Destination 2015
Fund

INVESTMENT INCOME:
Dividend income from affiliates	$291,032
Dividend income from non-affiliates	152,956

Total Income	443,988

EXPENSES:
Investment advisory fees	46,964
Distribution fees Class A	6,146
Distribution fees Class C	264
Distribution fees Class R1	5,951
Distribution fees Class R2	34,397
Administrative services fees Class A	5,636
Administrative services fees Class R1	1,849
Administrative services fees Class R2	15,254
Administrative services fees Institutional Service Class	9,154

Net Expenses	125,615

NET INVESTMENT INCOME	318,373

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	432,527
Net realized gain distributions from underlying non-affiliated funds	6,699
Net realized losses from investment transactions with affiliates	(2,398,736)
Net realized losses from investment transactions with non-affiliates	(392,969)

Net realized losses from affiliated and non-affiliated investments	(2,352,479)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	2,377,427
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	846,014

Net change in unrealized appreciation/(depreciation) from investments	3,223,441

Net realized/unrealized gains from affiliated and non-affiliated investments	870,962

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,189,335

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 27

Statements of Changes in Net Assets

	Nationwide Destination 2015 Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)
Operations:
Net investment income	$318,373	$241,059
Net realized losses from investment transactions	(2,352,479)	(158,631)
Net change in unrealized appreciation/(depreciation) from investments	3,223,441	(5,159,749)

Change in net assets resulting from operations	1,189,335	(5,077,321)

Distributions to Shareholders From:
Net investment income:
Class A	(52,132)	(7,580)
Class C	(293)	(68)
Class R1	(16,488)	(9,787)
Class R2	(139,096)	(119,814)
Institutional Service Class	(80,879)	(45,344)
Institutional Class	(19,067)	(33,859)
Net realized gains:
Class A	(1,221)	(29)
Class C	(11)	(2)
Class R1	(3,163)	(2)
Class R2	(26,357)	(165)
Institutional Service Class	(13,080)	(1)
Institutional Class	(2,883)	(539)

Change in net assets from shareholder distributions	(354,670)	(217,190)

Change in net assets from capital transactions	23,507,130	24,075,930

Change in net assets	24,341,795	18,781,419

Net Assets:
Beginning of period	19,842,099	1,060,680

End of period	$44,183,894	$19,842,099

Accumulated undistributed net investment income at end of period	$39,264	$28,846

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$12,728,191	$890,118
Dividends reinvested	53,353	7,609
Cost of shares redeemed	(950,855)	(196,106)

Total Class A	11,830,689	701,621

Class C Shares
Proceeds from shares issued	160,474	5,679
Dividends reinvested	304	70
Cost of shares redeemed	(10)	(10)

Total Class C	160,768	5,739

Class R1 Shares
Proceeds from shares issued	1,769,585	1,719,581
Dividends reinvested	19,651	9,789
Cost of shares redeemed	(414,804)	(155,492)

Total Class R1	1,374,432	1,573,878

The accompanying notes are an integral part of these financial statements.

28 Semiannual Report 2009

	Nationwide Destination 2015 Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$7,989,213	$15,640,395
Dividends reinvested	165,453	119,979
Cost of shares redeemed	(1,266,888)	(1,515,279)

Total Class R2	6,887,778	14,245,095

Institutional Service Class Shares
Proceeds from shares issued	3,798,094	7,344,599
Dividends reinvested	93,959	45,345
Cost of shares redeemed	(961,822)	(709,620)

Total Institutional Service Class	2,930,231	6,680,324

Institutional Class Shares
Proceeds from shares issued	1,305,651	895,259
Dividends reinvested	13,959	34,398
Cost of shares redeemed	(996,378)	(60,384)

Total Institutional Class	323,232	869,273

Change in net assets from capital transactions:	$23,507,130	$24,075,930

SHARE TRANSACTIONS:
Class A Shares
Issued	1,891,907	92,478
Reinvested	7,682	815
Redeemed	(139,643)	(20,713)

Total Class A Shares	1,759,946	72,580

Class C Shares
Issued	22,581	575
Reinvested	44	7
Redeemed	(1)	(1)

Total Class C Shares	22,624	581

Class R1 Shares
Issued	246,861	183,811
Reinvested	2,743	1,069
Redeemed	(61,077)	(15,974)

Total R1 Shares	188,527	168,906

Class R2 Shares
Issued	1,122,709	1,650,905
Reinvested	23,065	12,942
Redeemed	(180,386)	(169,888)

Total R2 Shares	965,388	1,493,959

Institutional Service Class Shares
Issued	539,799	793,403
Reinvested	13,093	4,923
Redeemed	(138,801)	(80,736)

Total Institutional Service Class Shares	414,091	717,590

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 29

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2015 Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	180,660	93,972
Reinvested	1,960	3,581
Redeemed	(137,660)	(6,232)

Total Institutional Class Shares	44,960	91,321

Total change in shares:	3,395,536	2,544,937

The accompanying notes are an integral part of these financial statements.

30 Semiannual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2015 Fund

		Operations			Distributions					Ratio/Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$7.51	0.07	(0.16)	(0.09)	(0.09)	(0.02)	(0.11)	$7.31	(1.16%)	$13,402,599	0.80%	2.01%	0.80%	20.46%
Year Ended October 31, 2008 (f)	$10.56	0.27	(3.08)	(2.81)	(0.23)	(0.01)	(0.24)	$7.51	(27.16%)	$545,547	0.62%	2.88%	0.72%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.54	0.59	(0.03)	–	(0.03)	$10.56	5.94%	$1,061	1.06%	2.92%	1.77%	1.12%

Class C Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$7.51	0.04	(0.15)	(0.11)	(0.06)	(0.02)	(0.08)	$7.32	(1.38%)	$170,618	1.31%	1.04%	1.31%	20.46%
Year Ended October 31, 2008 (f)	$10.55	0.19	(3.05)	(2.86)	(0.17)	(0.01)	(0.18)	$7.51	(27.56%)	$5,118	1.34%	2.01%	1.45%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.55	0.58	(0.03)	–	(0.03)	$10.55	5.81%	$1,059	1.42%	1.86%	1.42%	1.12%

Class R1 Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$7.49	0.06	(0.16)	(0.10)	(0.07)	(0.02)	(0.09)	$7.30	(1.34%)	$2,610,321	1.18%	1.86%	1.18%	20.46%
Year Ended October 31, 2008 (f)	$10.55	0.20	(3.05)	(2.85)	(0.20)	(0.01)	(0.21)	$7.49	(27.49%)	$1,265,457	1.11%	2.21%	1.18%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.55	0.58	(0.03)	–	(0.03)	$10.55	5.81%	$1,059	1.42%	1.86%	1.42%	1.12%

Class R2 Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$7.49	0.07	(0.16)	(0.09)	(0.07)	(0.02)	(0.09)	$7.31	(1.17%)	$17,972,022	1.05%	2.11%	1.05%	20.46%
Year Ended October 31, 2008 (f)	$10.56	0.22	(3.06)	(2.84)	(0.22)	(0.01)	(0.23)	$7.49	(27.43%)	$11,194,278	0.98%	2.40%	1.06%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.21	0.38	0.59	(0.03)	–	(0.03)	$10.56	5.94%	$1,076	1.06%	11.57%	1.06%	1.12%

Institutional Service Class Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$7.51	0.09	(0.17)	(0.08)	(0.08)	(0.02)	(0.10)	$7.33	(0.98%)	$8,295,681	0.61%	2.62%	0.61%	20.46%
Year Ended October 31, 2008 (f)	$10.56	0.26	(3.07)	(2.81)	(0.23)	(0.01)	(0.24)	$7.51	(27.15%)	$5,392,911	0.59%	2.86%	0.65%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.55	0.60	(0.04)	–	(0.04)	$10.56	5.97%	$1,060	0.71%	2.57%	0.71%	1.12%

Institutional Class Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$7.53	0.10	(0.17)	(0.07)	(0.10)	(0.02)	(0.12)	$7.34	(0.83%)	$1,732,653	0.33%	2.77%	0.33%	20.46%
Year Ended October 31, 2008 (f)	$10.56	0.29	(3.06)	(2.77)	(0.25)	(0.01)	(0.26)	$7.53	(26.80%)	$1,438,788	0.33%	3.02%	0.45%	28.09%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.55	0.60	(0.04)	–	(0.04)	$10.56	6.00%	$1,055,365	0.33%	2.91%	0.50%	1.12%
Amounts designated as “ – ” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares outstanding during the period.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 31

Nationwide Destination 2020 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2009, the Nationwide Destination 2020 Fund (Class A at NAV) registered -1.76% versus 2.22% for its composite benchmark, the Dow Jones (DJ) U.S. Target 2020 Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target 2020 Funds (consisting of 182 funds as of April 30, 2009) was -1.30%.

What areas of investment provided the most positive relative returns for the Fund?

The Nationwide Bond Index Fund and the iShares Barclays TIPS Bond ETF (with allocations of approximately 17% and 10%, respectively) provided the most positive relative returns for the overall portfolio, gaining 7.49% and 9.44%, respectively, during the reporting period. Concerns over the potential inflationary impact of U.S. government economic stimulus actions drove up the values of inflation-protected securities, as reflected in the strong performance of the iShares Barclays TIPS Bond Fund ETF. The broad fixed-income market investments that make up the portfolio of the Nationwide Bond Index Fund showed strength amid the generally risk-averse market environment that prevailed during the reporting period.

What areas of investment detracted from Fund performance?

The declines posted by the Nationwide S&P 500 Index Fund, with -8.64%, and the Nationwide International Index Fund, with -4.35%, (with allocations of approximately 26% and 16%, respectively) proved to be the largest negative contributions to the overall portfolio during the reporting period. Four of the 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns, with the information technology sector leading the way with a gain of 5.61%. Coincidentally, four of the 10 sectors within the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index also recorded positive returns; the materials sector was the best performer, with 8.99%. By contrast, the health-care sector within the MSCI EAFE Index posted the weakest results, with -13.04% for the reporting period.

What is your outlook for the near term?

The unprecedented decline in equity markets has begun to abate; we have seen some significant gains from the middle of March 2009 onward. This is cause for optimism, although overall financial conditions are still tenuous. This optimism, however, should be tempered with caution, because the rebound in the financial markets does not signal an end to the U.S. recession. The road back to a less volatile economic picture still lies mostly ahead of us. The market environment suggests that long-term investing and portfolio diversification may provide shareholders with a positive option for the near future.

32 Semiannual Report 2009

The table below lists the target allocation (as of April 30, 2009) for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Destination 2020 Fund
Performance of Underlying Investments for the Six-Months Ended April 30, 2009

		Target	Six-Month
Asset Class	Underlying Investment	Allocation	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	26%	-8.64%

International Stocks	Nationwide International Index Fund	16%	-4.35%

Intermediate-Term Bonds	Nationwide Bond Index Fund	17%	7.49%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	9%	-0.41%

Small-Cap Stocks	Nationwide Small Cap Index Fund	6%	-8.37%

Inflation-Protected Bonds	iShares Barclays U.S. Treasury Inflation Protected Securities Bond Fund*	10%	9.44%

Short-Term Bonds	Vanguard Short-Term Bond Fund*	5%	5.02%

Commodity Stocks	Credit Suisse Commodity Return Strategy Fund	4%	-15.23%

Emerging Market Stocks	Vanguard Emerging Markets Fund*	3%	15.97%

Domestic REITs	Vanguard REIT Fund*	2%	-19.78%

International REITs	SPDR Dow Jones Wilshire International Real Estate Fund*	1%	-9.83%

Money Market Investments	Nationwide Money Market Fund	1%	0.20%

*	Exchange Traded Fund

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to
nationwide.com/mutualfunds.

Performance shown is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized.

Portfolio Manager:
Thomas R. Hickey Jr.

2009 Semiannual Report 33

Fund Performance	Nationwide Destination 2020 Fund

Average Annual Total Return
For period ended April 30, 2009

		Six
		Months*	1 Yr.	Inception[1]

Class A	w/o SC5	-1.76%	-27.10%	-16.56%
	w/SC3	-7.44%	-31.30%	-19.46%

Class C	w/o SC5	-1.98%	-27.64%	-17.15%
	w/SC4	-2.95%	-28.35%	-17.15%

Class R1[2]		-1.79%	-27.28%	-16.80%

Class R2[2]		-1.82%	-27.35%	-16.77%

Institutional Service Class[2]		-1.63%	-26.99%	-16.45%

Institutional Class[2]		-1.48%	-26.82%	-16.19%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Fund commenced operations on August 30, 2007.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	These returns do not reflect the effects of sales charges (SC).

Expense Ratios

Expense
Ratio*

Class A	0.99%

Class C	1.64%

Class R1	1.41%

Class R2	1.31%

Institutional Service Class	0.82%

Institutional Class	0.64%

*	Annualized data as of October 31, 2008. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Annualized expense ratios for the six-month period ending April 30, 2009 appear in the “Shareholder Expense Example” section of the report.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2020 Fund, Dow Jones Target 2020 Index(a), the Dow Jones Wilshire 5000 Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes — stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Barclays Capital subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The Dow Jones Wilshire 5000 Index is an unmanaged, market capitalization-weighted index of all U.S.-headquartered equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

(c)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

34 Semiannual Report 2009

Shareholder	Nationwide Destination 2020 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2020 Fund			11/01/08	04/30/09	11/01/08 - 04/30/09 [a,b]	11/01/08 - 04/30/09 [a,b]

Class A	Actual		1,000.00	982.42	3.48	0.71
	Hypothetical	[c]	1,000.00	1,021.28	3.56	0.71

Class C	Actual		1,000.00	980.24	6.51	1.33
	Hypothetical	[c]	1,000.00	1,018.22	6.66	1.33

Class R1	Actual		1,000.00	982.09	5.50	1.12
	Hypothetical	[c]	1,000.00	1,019.25	5.61	1.12

Class R2	Actual		1,000.00	981.81	5.20	1.06
	Hypothetical	[c]	1,000.00	1,019.55	5.31	1.06

Institutional Service Class	Actual		1,000.00	983.70	2.81	0.57
	Hypothetical	[c]	1,000.00	1,021.96	2.87	0.57

Institutional Class	Actual		1,000.00	985.20	1.62	0.33
	Hypothetical	[c]	1,000.00	1,023.17	1.65	0.33

[a]	Expenses are equal to the fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.
[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.
[c]	Represents the hypothetical 5% return before expenses.

2009 Semiannual Report 35

Portfolio Summary	Nationwide Destination 2020 Fund
April 30, 2009 (Unaudited)

Asset Allocation

Equity Funds	69.7%
Fixed Income Funds	29.3%
Money Market Fund	0.9%
Other assets in excess of liabilities	0.1%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	26.4%
Nationwide International Index Fund, Institutional Class	16.7%
Nationwide Bond Index Fund, Institutional Class	15.7%
Nationwide Mid Cap Market Index Fund, Institutional Class	9.6%
iShares Barclay U.S. Treasury Inflation Protected Securities Bond Fund	9.0%
Nationwide Small Cap Index Fund, Institutional Class	6.4%
Vanguard Short-Term Bond Fund	4.6%
Credit Suisse Commodity Return Strategy Fund	3.8%
Vanguard Emerging Markets Fund	3.2%
Vanguard REIT Fund	2.5%
Other Holdings	2.1%

100.0%

The accompanying notes are an integral part of these financial statements.

36 Semiannual Report 2009

Statement of Investments
April 30, 2009 (Unaudited)

Nationwide Destination 2020 Fund

Mutual Funds 79.5%

	Shares	Market Value

Equity Funds 62.9%
Credit Suisse Commodity Return Strategy Fund	206,298	$1,495,664
Nationwide International Index Fund, Institutional Class (a)	1,236,591	6,628,125
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	409,975	3,800,466
Nationwide S&P 500 Index Fund, Institutional Class (a)	1,429,230	10,461,961
Nationwide Small Cap Index Fund, Institutional Class (a)	341,600	2,544,921

		24,931,137

Fixed Income Fund 15.7% (a)
Nationwide Bond Index Fund, Institutional Class	573,865	6,220,702

Money Market Fund 0.9% (a)(b)
Nationwide Money Market Fund, Institutional Class, 0.01%	364,169	364,169

Total Mutual Funds (cost $35,543,917)		31,516,008

Exchange Traded Funds 20.4%

	Shares	Market Value

Equity Funds 6.8%
SPDR Dow Jones Wilshire International Real Estate Fund	16,965	422,937
Vanguard Emerging Markets Fund	46,607	1,289,616
Vanguard REIT Fund	31,677	1,005,111

		2,717,664

Fixed Income Funds 13.6%
iShares Barclay U.S. Treasury Inflation Protected Securities Bond Fund	35,377	3,553,266
Vanguard Short-Term Bond Fund	23,147	1,828,613

		5,381,879

Total Exchange Traded Funds (cost $8,427,602)		8,099,543

Total Investments (cost $43,971,519) (c) — 99.9%		39,615,551

Other assets in excess of liabilities — 0.1%		22,602

NET ASSETS — 100.0%		$39,638,153

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2009.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 37

Statement of Assets and Liabilities
April 30, 2009 (Unaudited)

Nationwide
Destination 2020
Fund

Assets:
Investments in non-affiliates, at value (cost $10,344,961)	$9,595,207
Investments in affiliates, at value (cost $33,626,558)	30,020,344

Total Investments	39,615,551

Cash	40,216
Dividends receivable from affiliates	22,121
Receivable for capital shares issued	106,214

Total Assets	39,784,102

Liabilities:
Payable for investments purchased	118,930
Payable for capital shares redeemed	6,416
Accrued expenses and other payables:
Investment advisory fees	9,752
Distribution fees	10,382
Administrative services fees	469

Total Liabilities	145,949

Net Assets	$39,638,153

Represented by:
Capital	$45,120,529
Accumulated undistributed net investment income	28,477
Accumulated net realized losses from investment transactions	(1,154,885)
Net unrealized appreciation/(depreciation) from investments in affiliates	(3,606,214)
Net unrealized appreciation/(depreciation) from investments in non-affiliates	(749,754)

Net Assets	$39,638,153

Net Assets:
Class A Shares	$2,990,555
Class C Shares	343,510
Class R1	3,364,912
Class R2	20,825,268
Institutional Service Class Shares	9,211,211
Institutional Class Shares	2,902,697

Total	$39,638,153

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	421,270
Class C Shares	48,584
Class R1 Shares	473,562
Class R2 Shares	2,936,343
Institutional Service Class Shares	1,295,853
Institutional Class Shares	407,623

Total	5,583,235

The accompanying notes are an integral part of these financial statements.

38 Semiannual Report 2009

Nationwide
Destination 2020
Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$7.10
Class C Shares (a)	$7.07
Class R1 Shares	$7.11
Class R2 Shares	$7.09
Institutional Service Class Shares	$7.11
Institutional Class Shares	$7.12
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.53

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 39

Statement of Operations
For the Six Months Ended April 30, 2009 (Unaudited)

Nationwide
Destination 2020
Fund

INVESTMENT INCOME:
Dividend income from affiliates	$306,707
Dividend income from non-affiliates	102,234

Total Income	408,941

EXPENSES:
Investment advisory fees	45,375
Distribution fees Class A	2,816
Distribution fees Class C	1,468
Distribution fees Class R1	7,704
Distribution fees Class R2	34,083
Administrative services fees Class A	1,478
Administrative services fees Class R1	1,701
Administrative services fees Class R2	15,845
Administrative services fees Institutional Service Class	7,505

Net Expenses	117,975

NET INVESTMENT INCOME	290,966

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	501,113
Net realized losses from investment transactions with affiliates	(1,331,378)
Net realized losses from investment transactions with non-affiliates	(239,360)

Net realized losses from affiliated and non-affiliated investments	(1,069,625)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	858,214
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	495,499

Net change in unrealized appreciation/(depreciation) from investments	1,353,713

Net realized/unrealized gains from affiliated and non-affiliated investments	284,088

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$575,054

The accompanying notes are an integral part of these financial statements.

40 Semiannual Report 2009

Statements of Changes in Net Assets

	Nationwide Destination 2020 Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)
Operations:
Net investment income	$290,966	$247,238
Net realized losses from investment transactions	(1,069,625)	(42,920)
Net change in unrealized appreciation/(depreciation) from investments	1,353,713	(5,769,116)

Change in net assets resulting from operations	575,054	(5,564,798)

Distributions to Shareholders From:
Net investment income:
Class A	(26,193)	(30,452)
Class C	(2,397)	(817)
Class R1	(22,017)	(13,184)
Class R2	(129,907)	(102,759)
Institutional Service Class	(71,215)	(36,442)
Institutional Class	(35,609)	(43,404)
Net realized gains:
Class A	(3,403)	(246)
Class C	(439)	(1)
Class R1	(3,226)	(1)
Class R2	(19,129)	(204)
Institutional Service Class	(8,597)	(1)
Institutional Class	(4,018)	(798)

Change in net assets from shareholder distributions	(326,150)	(228,309)

Change in net assets from capital transactions	18,884,252	25,174,704

Change in net assets	19,133,156	19,381,597

Net Assets:
Beginning of period	20,504,997	1,123,400

End of period	$39,638,153	$20,504,997

Accumulated undistributed net investment income at end of period	$28,477	$24,849

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,232,922	$2,805,820
Dividends reinvested	29,596	30,675
Cost of shares redeemed	(332,483)	(157,992)

Total Class A	930,035	2,678,503

Class C Shares
Proceeds from shares issued	130,973	309,717
Dividends reinvested	2,836	818
Cost of shares redeemed	(48,547)	–

Total Class C	85,262	310,535

Class R1 Shares
Proceeds from shares issued	1,968,978	2,452,484
Dividends reinvested	25,243	13,185
Cost of shares redeemed	(348,334)	(320,516)

Total Class R1	1,645,887	2,145,153

Amounts designated as “ – ” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 41

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2020 Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$10,905,303	$13,617,431
Dividends reinvested	149,036	102,962
Cost of shares redeemed	(564,698)	(745,026)

Total Class R2	10,489,641	12,975,367

Institutional Service Class Shares
Proceeds from shares issued	5,730,107	5,182,334
Dividends reinvested	79,812	36,442
Cost of shares redeemed	(749,458)	(167,925)

Total Institutional Service Class	5,060,461	5,050,851

Institutional Class Shares
Proceeds from shares issued	1,567,544	2,024,673
Dividends reinvested	39,627	44,202
Cost of shares redeemed	(934,205)	(54,580)

Total Institutional Class	672,966	2,014,295

Change in net assets from capital transactions:	$18,884,252	$25,174,704

SHARE TRANSACTIONS:
Class A Shares
Issued	182,916	293,724
Reinvested	4,289	3,287
Redeemed	(49,944)	(17,392)

Total Class A Shares	137,261	279,619

Class C Shares
Issued	19,422	35,846
Reinvested	409	92
Redeemed	(7,285)	–

Total Class C Shares	12,546	35,938

Class R1 Shares
Issued	285,629	267,817
Reinvested	3,648	1,445
Redeemed	(51,989)	(33,088)

Total R1 Shares	237,288	236,174

Class R2 Shares
Issued	1,613,021	1,453,341
Reinvested	21,611	11,159
Redeemed	(85,140)	(79,017)

Total R2 Shares	1,549,492	1,385,483

Institutional Service Class Shares
Issued	850,860	564,187
Reinvested	11,596	3,999
Redeemed	(113,116)	(21,773)

Total Institutional Service Class Shares	749,340	546,413

Amounts designated as “ – ” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

42 Semiannual Report 2009

	Nationwide Destination 2020 Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	224,713	213,028
Reinvested	5,738	4,670
Redeemed	(134,407)	(5,997)

Total Institutional Class Shares	96,044	211,701

Total change in shares:	2,781,971	2,695,328

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 43

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2020 Fund

		Operations			Distributions					Ratio / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$7.33	0.08	(0.21)	(0.13)	(0.09)	(0.01)	(0.10)	$7.10	(1.76%)	$2,990,555	0.71%	2.28%	0.71%	14.48%
Year Ended October 31, 2008 (f)	$10.60	0.22	(3.27)	(3.05)	(0.21)	(0.01)	(0.22)	$7.33	(29.28%)	$2,080,684	0.69%	2.37%	0.80%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.01	0.62	0.63	(0.03)	–	(0.03)	$10.60	6.35%	$46,521	0.85%	0.36%	1.09%	1.99%

Class C Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$7.29	0.06	(0.21)	(0.15)	(0.06)	(0.01)	(0.07)	$7.07	(1.98%)	$343,510	1.33%	1.66%	1.33%	14.48%
Year Ended October 31, 2008 (f)	$10.59	0.12	(3.24)	(3.12)	(0.17)	(0.01)	(0.18)	$7.29	(29.87%)	$262,633	1.33%	1.52%	1.34%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.59	0.62	(0.03)	–	(0.03)	$10.59	6.22%	$1,062	1.41%	1.62%	1.41%	1.99%

Class R1 Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$7.33	0.06	(0.19)	(0.13)	(0.08)	(0.01)	(0.09)	$7.11	(1.79%)	$3,364,912	1.12%	1.78%	1.12%	14.48%
Year Ended October 31, 2008 (f)	$10.59	0.19	(3.27)	(3.08)	(0.17)	(0.01)	(0.18)	$7.33	(29.50%)	$1,731,253	1.03%	2.11%	1.12%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.59	0.62	(0.03)	–	(0.03)	$10.59	6.22%	$1,062	1.41%	1.62%	1.41%	1.99%

Class R2 Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$7.31	0.06	(0.20)	(0.14)	(0.07)	(0.01)	(0.08)	$7.09	(1.82%)	$20,825,268	1.06%	1.91%	1.06%	14.48%
Year Ended October 31, 2008 (f)	$10.60	0.19	(3.27)	(3.08)	(0.20)	(0.01)	(0.21)	$7.31	(29.53%)	$10,139,899	1.01%	2.08%	1.10%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.01	0.62	0.63	(0.03)	–	(0.03)	$10.60	6.35%	$14,496	0.88%	0.47%	1.03%	1.99%

Institutional Service Class Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$7.33	0.08	(0.20)	(0.12)	(0.09)	(0.01)	(0.10)	$7.11	(1.63%)	$9,211,211	0.57%	2.41%	0.57%	14.48%
Year Ended October 31, 2008 (f)	$10.60	0.24	(3.28)	(3.04)	(0.22)	(0.01)	(0.23)	$7.33	(29.23%)	$4,003,810	0.58%	2.66%	0.65%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.60	0.64	(0.04)	–	(0.04)	$10.60	6.38%	$1,064	0.71%	2.33%	0.71%	1.99%

Institutional Class Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$7.34	0.09	(0.20)	(0.11)	(0.10)	(0.01)	(0.11)	$7.12	(1.48%)	$2,902,697	0.33%	2.60%	0.33%	14.48%
Year Ended October 31, 2008 (f)	$10.60	0.27	(3.28)	(3.01)	(0.24)	(0.01)	(0.25)	$7.34	(28.98%)	$2,286,718	0.33%	2.85%	0.43%	16.46%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.59	0.64	(0.04)	–	(0.04)	$10.60	6.40%	$1,059,195	0.33%	2.79%	0.50%	1.99%
Amounts designated as “ – ” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares outstanding during the period.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

44 Semiannual Report 2009

Nationwide Destination 2025 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2009, the Nationwide Destination 2025 Fund (Class A at NAV) registered -2.48% versus 0.45% for its composite benchmark, the Dow Jones (DJ) U.S. Target 2025 Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target 2025 Funds (consisting of 116 funds as of April 30, 2009) was -2.63%.

What areas of investment provided the most positive relative returns for the Fund?

The Nationwide Bond Index Fund and the iShares Barclays TIPS Bond ETF (with allocations of approximately 13% and 7%, respectively) provided the most positive relative returns for the overall portfolio, gaining 7.49% and 9.44%, respectively, during the reporting period. Concerns over the potential inflationary impact of U.S. government economic stimulus actions drove up the values of inflation-protected securities, as reflected in the strong performance of the iShares Barclays TIPS Bond Fund ETF. The broad fixed-income market investments that make up the portfolio of the Nationwide Bond Index Fund showed strength amid the generally risk-averse market environment that prevailed during the reporting period.

What areas of investment detracted from Fund performance?

The declines posted by the Nationwide S&P 500 Index Fund, with -8.64%, and the Nationwide International Index Fund, with -4.35%, (with allocations of approximately 29% and 18%, respectively) proved to be the largest negative contributions to the overall portfolio during the reporting period. Four of the 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns, with the information technology sector leading the way with a gain of 5.61%. Coincidentally, four of the 10 sectors within the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index also recorded positive returns; the materials sector was the best performer, with 8.99%. By contrast, the health-care sector within the MSCI EAFE Index posted the weakest results, with -13.04% for the reporting period.

What is your outlook for the near term?

The unprecedented decline in equity markets has begun to abate; we have seen some significant gains from the middle of March 2009 onward. This is cause for optimism, although overall financial conditions are still tenuous. This optimism, however, should be tempered with caution, because the rebound in the financial markets does not signal an end to the U.S. recession. The road back to a less volatile economic picture still lies mostly ahead of us. The market environment suggests that long-term investing and portfolio diversification may provide shareholders with a positive option for the near future.

2009 Semiannual Report 45

Nationwide Destination 2025 Fund
(Continued)

The table below lists the target allocation (as of April 30, 2009) for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Destination 2025 Fund
Performance of Underlying Investments for the Six-Months Ended April 30, 2009

		Target	Six-Month
Asset Class	Underlying Investment	Allocation	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	29%	-8.64%

International Stocks	Nationwide International Index Fund	18%	-4.35%

Intermediate-Term Bonds	Nationwide Bond Index Fund	13%	7.49%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	11%	-0.41%

Small-Cap Stocks	Nationwide Small Cap Index Fund	8%	-8.37%

Inflation-Protected Bonds	iShares Barclays U.S. Treasury Inflation Protected Securities Bond Fund*	7%	9.44%

Commodity Stocks	Credit Suisse Commodity Return Strategy Fund	4%	-15.23%

Short-Term Bonds	Vanguard Short-Term Bond Fund*	3%	5.02%

Emerging Market Stocks	Vanguard Emerging Markets Fund*	3%	15.97%

Domestic REITs	Vanguard REIT Fund*	2%	-19.78%

International REITs	SPDR Dow Jones Wilshire International Real Estate Fund*	1%	-9.83%

Money Market Investments	Nationwide Money Market Fund	1%	0.20%

*	Exchange Traded Fund

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Performance shown is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized.

Portfolio Manager:
Thomas R. Hickey Jr.

46 Semiannual Report 2009

Fund Performance	Nationwide Destination 2025 Fund

Average Annual Total Return
For period ended April 30, 2009

		Six
		Months*	1 Yr.	Inception[1]

Class A	w/o SC5	-2.48%	-29.26%	-18.27%
	w/SC3	-8.14%	-33.35%	-21.12%

Class C	w/o SC5	-2.73%	-29.60%	-18.70%
	w/SC4	-3.69%	-30.29%	-18.70%

Class R1[2]		-2.75%	-29.51%	-18.65%

Class R2[2]		-2.56%	-29.44%	-18.45%

Institutional Service Class[2]		-2.29%	-29.17%	-18.21%

Institutional Class[2]		-2.30%	-29.01%	-17.96%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Fund commenced operations on August 30, 2007.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	These returns do not reflect the effects of sales charges (SC).

Expense Ratios

Expense
Ratio*

Class A	0.96%

Class C	1.64%

Class R1	1.41%

Class R2	1.27%

Institutional Service Class	0.82%

Institutional Class	0.64%

*	Annualized data as of October 31, 2008. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Annualized expense ratios for the six-month period ending April 30, 2009 appear in the “Shareholder Expense Example” section of the report.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2025 Fund, Dow Jones Target 2025 Index(a), the Dow Jones Wilshire 5000 Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes — stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Barclays Capital subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The Dow Jones Wilshire 5000 Index is an unmanaged, market capitalization-weighted index of all U.S.-headquartered equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

(c)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Semiannual Report 47

Shareholder	Nationwide Destination 2025 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2025 Fund			11/01/2008	04/30/2009	11/01/08 - 04/30/09 [a,b]	11/01/08 - 04/30/09 [a,b]

Class A	Actual		1,000.00	975.23	3.52	0.72
	Hypothetical	[c]	1,000.00	1,021.23	3.61	0.72

Class C	Actual		1,000.00	972.68	6.47	1.32
	Hypothetical	[c]	1,000.00	1,018.24	6.64	1.32

Class R1	Actual		1,000.00	972.55	5.45	1.11
	Hypothetical	[c]	1,000.00	1,019.27	5.59	1.11

Class R2	Actual		1,000.00	974.36	4.79	0.98
	Hypothetical	[c]	1,000.00	1,019.94	4.92	0.98

Institutional Service Class	Actual		1,000.00	977.12	2.73	0.56
	Hypothetical	[c]	1,000.00	1,022.04	2.79	0.56

Institutional Class	Actual		1,000.00	976.97	1.61	0.33
	Hypothetical	[c]	1,000.00	1,023.17	1.65	0.33

[a]	Expenses are equal to the fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.
[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.
[c]	Represents the hypothetical 5% return before expenses.

48 Semiannual Report 2009

Portfolio Summary	Nationwide Destination 2025 Fund
April 30, 2009 (Unaudited)

Asset Allocation

Equity Funds	78.1%
Fixed Income Funds	20.8%
Money Market Fund	0.9%
Other assets in excess of liabilities	0.2%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	29.1%
Nationwide International Index Fund, Institutional Class	18.6%
Nationwide Bond Index Fund, Institutional Class	11.9%
Nationwide Mid Cap Market Index Fund, Institutional Class, 0.03%	11.6%
Nationwide Small Cap Index Fund, Institutional Class	8.4%
iShares Barclay U.S. Treasury Inflation Protected Securities Bond Fund	6.2%
Credit Suisse Commodity Return Strategy Fund	3.7%
Vanguard Emerging Markets Fund	3.2%
Vanguard Short-Term Bond Fund	2.7%
Vanguard REIT Fund	2.5%
Other Holdings	2.1%

100.0%

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 49

Statement of Investments
April 30, 2009 (Unaudited)

Nationwide Destination 2025 Fund

Mutual Funds 84.2%

	Shares	Market Value

Equity Funds 71.4%
Credit Suisse Commodity Return Strategy Fund	189,088	$1,370,884
Nationwide International Index Fund, Institutional Class (a)	1,274,983	6,833,910
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	459,183	4,256,625
Nationwide S&P 500 Index Fund, Institutional Class (a)	1,461,106	10,695,294
Nationwide Small Cap Index Fund, Institutional Class (a)	417,393	3,109,579

		26,266,292

Fixed Income Fund 11.9% (a)
Nationwide Bond Index Fund, Institutional Class	402,298	4,360,915

Money Market Fund 0.9% (a)(b)
Nationwide Money Market Fund, Institutional Class, 0.01%	333,768	333,768

Total Mutual Funds (cost $34,899,460)		30,960,975

Exchange Traded Funds 15.6%

	Shares	Market Value

Equity Funds 6.7%
SPDR Dow Jones Wilshire International Real Estate Fund	15,397	383,847
Vanguard Emerging Markets Fund	42,284	1,169,998
Vanguard REIT Fund	28,795	913,666

		2,467,511

Fixed Income Funds 8.9%
iShares Barclay U.S. Treasury Inflation Protected Securities Bond Fund	22,448	2,254,677
Vanguard Short-Term Bond Fund	12,592	994,768

		3,249,445

Total Exchange Traded Funds (cost $5,954,513)		5,716,956

Total Investments (cost $40,853,973) (c) — 99.8%		36,677,931

Other assets in excess of liabilities — 0.2%		76,937

NET ASSETS — 100.0%		$36,754,868

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2009.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

50 Semiannual Report 2009

Statement of Assets and Liabilities
April 30, 2009 (Unaudited)

Nationwide
Destination 2025
Fund

Assets:
Investments in non-affiliates, at value (cost $7,685,308)	$7,087,840
Investments in affiliates, at value (cost $33,168,665)	29,590,091

Total Investments	36,677,931

Cash	30,383
Dividends receivable from affiliates	15,427
Receivable for capital shares issued	451,629
Other assets	8,709

Total Assets	37,184,079

Liabilities:
Payable for investments purchased	409,679
Accrued expenses and other payables:
Investment advisory fees	8,962
Distribution fees	10,570

Total Liabilities	429,211

Net Assets	$36,754,868

Represented by:
Capital	$41,561,498
Accumulated undistributed net investment income	11,763
Accumulated net realized losses from investment transactions	(642,351)
Net unrealized appreciation/(depreciation) from investments in affiliates	(3,578,574)
Net unrealized appreciation/(depreciation) from investments in non-affiliates	(597,468)

Net Assets	$36,754,868

Net Assets:
Class A Shares	$4,649,401
Class C Shares	224,806
Class R1	3,892,100
Class R2	20,129,044
Institutional Service Class Shares	5,685,596
Institutional Class Shares	2,173,921

Total	$36,754,868

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	679,089
Class C Shares	32,829
Class R1 Shares	567,821
Class R2 Shares	2,939,772
Institutional Service Class Shares	829,067
Institutional Class Shares	316,328

Total	5,364,906

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 51

Statement of Assets and Liabilities (Continued)

Nationwide
Destination 2025
Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$6.85
Class C Shares (a)	$6.85
Class R1 Shares	$6.85
Class R2 Shares	$6.85
Institutional Service Class Shares	$6.86
Institutional Class Shares	$6.87
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.27

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

52 Semiannual Report 2009

Statement of Operations
For the Six Months Ended April 30, 2009 (Unaudited)

Nationwide
Destination 2025
Fund

INVESTMENT INCOME:
Dividend income from affiliates	$278,498
Dividend income from non-affiliates	80,984

Total Income	359,482

EXPENSES:
Investment advisory fees	40,348
Distribution fees Class A	2,706
Distribution fees Class C	602
Distribution fees Class R1	9,481
Distribution fees Class R2	33,752
Administrative services fees Class A	1,563
Administrative services fees Class R1	2,026
Administrative services fees Class R2	10,363
Administrative services fees Institutional Service Class	4,323

Net Expenses	105,164

NET INVESTMENT INCOME	254,318

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	503,825
Net realized losses from investment transactions with affiliates	(804,263)
Net realized losses from investment transactions with non-affiliates	(182,622)

Net realized losses from affiliated and non-affiliated investments	(483,060)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	593,244
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	395,291

Net change in unrealized appreciation/(depreciation) from investments	988,535

Net realized/unrealized gains from affiliated and non-affiliated investments	505,475

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$759,793

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 53

Statements of Changes in Net Assets

	Nationwide Destination 2025 Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)
Operations:
Net investment income	$254,318	$198,048
Net realized losses from investment transactions	(483,060)	(92,255)
Net change in unrealized appreciation/(depreciation) from investments	988,535	(5,228,706)

Change in net assets resulting from operations	759,793	(5,122,913)

Distributions to Shareholders From:
Net investment income:
Class A	(24,229)	(10,560)
Class C	(1,039)	(722)
Class R1	(29,282)	(18,886)
Class R2	(139,399)	(105,833)
Institutional Service Class	(44,583)	(20,248)
Institutional Class	(22,427)	(30,121)
Net realized gains:
Class A	(3,322)	(70)
Class C	(269)	–
Class R1	(7,920)	–
Class R2	(35,807)	(342)
Institutional Service Class	(9,791)	–
Institutional Class	(3,981)	(370)

Change in net assets from shareholder distributions	(322,049)	(187,152)

Change in net assets from capital transactions	18,322,989	22,221,627

Change in net assets	18,760,733	16,911,562

Net Assets:
Beginning of period	17,994,135	1,082,573

End of period	$36,754,868	$17,994,135

Accumulated undistributed net investment income at end of period	$11,763	$18,404

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,421,214	$1,348,474
Dividends reinvested	27,551	10,630
Cost of shares redeemed	(139,493)	(91,667)

Total Class A	3,309,272	1,267,437

Class C Shares
Proceeds from shares issued	123,792	116,977
Dividends reinvested	1,308	722
Cost of shares redeemed	(3,600)	–

Total Class C	121,500	117,699

Class R1 Shares
Proceeds from shares issued	1,911,701	3,348,171
Dividends reinvested	37,202	18,886
Cost of shares redeemed	(188,083)	(558,069)

Total Class R1	1,760,820	2,808,988

Amounts designated as “ – ” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

54 Semiannual Report 2009

	Nationwide Destination 2025 Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$9,554,605	$14,740,275
Dividends reinvested	175,206	106,174
Cost of shares redeemed	(593,217)	(822,484)

Total Class R2	9,136,594	14,023,965

Institutional Service Class Shares
Proceeds from shares issued	3,185,032	3,500,018
Dividends reinvested	54,374	20,248
Cost of shares redeemed	(280,809)	(134,385)

Total Institutional Service Class	2,958,597	3,385,881

Institutional Class Shares
Proceeds from shares issued	1,847,454	803,522
Dividends reinvested	26,408	30,491
Cost of shares redeemed	(837,656)	(216,356)

Total Institutional Class	1,036,206	617,657

Change in net assets from capital transactions:	$18,322,989	$22,221,627

SHARE TRANSACTIONS:
Class A Shares
Issued	554,781	151,217
Reinvested	4,220	1,149
Redeemed	(22,779)	(10,843)

Total Class A Shares	536,222	141,523

Class C Shares
Issued	20,138	12,862
Reinvested	198	81
Redeemed	(550)	–

Total Class C Shares	19,786	12,943

Class R1 Shares
Issued	292,593	357,995
Reinvested	5,592	2,089
Redeemed	(28,803)	(61,745)

Total R1 Shares	269,382	298,339

Class R2 Shares
Issued	1,474,166	1,607,098
Reinvested	26,398	11,549
Redeemed	(89,645)	(89,894)

Total R2 Shares	1,410,919	1,528,753

Amounts designated as “ – ” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 55

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2025 Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares
Issued	492,737	388,290
Reinvested	8,219	2,242
Redeemed	(46,842)	(15,679)

Total Institutional Service Class Shares	454,114	374,853

Institutional Class Shares
Issued	273,779	83,227
Reinvested	4,004	3,196
Redeemed	(125,703)	(22,049)

Total Institutional Class Shares	152,080	64,374

Total change in shares:	2,842,503	2,420,785

Amounts designated as “ – ” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

56 Semiannual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2025 Fund

		Operations			Distributions					Ratio / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$7.14	0.07	(0.25)	(0.18)	(0.09)	(0.02)	(0.11)	$6.85	(2.48%)	$4,649,401	0.72%	2.08%	0.72%	10.83%
Year Ended October 31, 2008 (f)	$10.64	0.21	(3.51)	(3.30)	(0.20)	–	(0.20)	$7.14	(31.43%)	$1,020,031	0.58%	2.34%	0.67%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.01	0.66	0.67	(0.03)	–	(0.03)	$10.64	6.74%	$14,300	0.88%	0.37%	1.23%	0.96%

Class C Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$7.13	0.05	(0.25)	(0.20)	(0.06)	(0.02)	(0.08)	$6.85	(2.73%)	$224,806	1.32%	1.68%	1.32%	10.83%
Year Ended October 31, 2008 (f)	$10.64	0.19	(3.54)	(3.35)	(0.16)	–	(0.16)	$7.13	(31.83%)	$92,946	1.33%	2.27%	1.38%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.64	0.67	(0.03)	–	(0.03)	$10.64	6.72%	$1,067	1.41%	1.50%	1.41%	0.96%

Class R1 Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$7.14	0.06	(0.26)	(0.20)	(0.07)	(0.02)	(0.09)	$6.85	(2.75%)	$3,892,100	1.11%	1.90%	1.11%	10.83%
Year Ended October 31, 2008 (f)	$10.64	0.16	(3.50)	(3.34)	(0.16)	–	(0.16)	$7.14	(31.76%)	$2,129,817	1.04%	1.78%	1.13%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.64	0.67	(0.03)	–	(0.03)	$10.64	6.72%	$1,067	1.41%	1.50%	1.41%	0.96%

Class R2 Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$7.13	0.06	(0.25)	(0.19)	(0.07)	(0.02)	(0.09)	$6.85	(2.56%)	$20,129,044	0.98%	1.98%	0.98%	10.83%
Year Ended October 31, 2008 (f)	$10.65	0.17	(3.50)	(3.33)	(0.19)	–	(0.19)	$7.13	(31.69%)	$10,901,731	0.92%	1.91%	1.01%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.65	0.68	(0.03)	–	(0.03)	$10.65	6.84%	$1,068	1.06%	1.86%	1.06%	0.96%

Institutional Service Class Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$7.13	0.08	(0.25)	(0.17)	(0.08)	(0.02)	(0.10)	$6.86	(2.29%)	$5,685,596	0.56%	2.39%	0.56%	10.83%
Year Ended October 31, 2008 (f)	$10.65	0.21	(3.52)	(3.31)	(0.21)	–	(0.21)	$7.13	(31.57%)	$2,675,193	0.57%	2.39%	0.63%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.65	0.69	(0.04)	–	(0.04)	$10.65	6.87%	$1,070	0.70%	2.21%	0.70%	0.96%

Institutional Class Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$7.15	0.07	(0.24)	(0.17)	(0.09)	(0.02)	(0.11)	$6.87	(2.30%)	$2,173,921	0.33%	2.33%	0.33%	10.83%
Year Ended October 31, 2008 (f)	$10.65	0.23	(3.50)	(3.27)	(0.23)	–	(0.23)	$7.15	(31.22%)	$1,174,417	0.33%	2.47%	0.45%	20.79%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.64	0.69	(0.04)	–	(0.04)	$10.65	6.90%	$1,064,001	0.33%	2.57%	0.50%	0.96%
Amounts designated as “ – ” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares outstanding during the period.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are in integral part of these financial statements.

2009 Semiannual Report 57

Nationwide Destination 2030 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2009, the Nationwide Destination 2030 Fund (Class A at NAV) registered -3.38% versus -1.27% for its composite benchmark, the Dow Jones (DJ) U.S. Target 2030 Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target 2030 Funds (consisting of 175 funds as of April 30, 2009) was -3.32%.

What areas of investment provided the most positive relative returns for the Fund?

The Nationwide Bond Index Fund and the Vanguard Emerging Markets ETF (with allocations of approximately 11% and 4%, respectively) provided the most positive relative returns for the overall portfolio, gaining 7.49% and 15.97%, respectively, during the reporting period. The broad fixed-income market investments that make up the portfolio of the Nationwide Bond Index Fund showed strength amid the generally risk-averse market environment that prevailed during the reporting period. After posting some of the worst returns in recent quarters, emerging market equities began to rebound strongly during the first quarter of 2009 and closed the period with double-digit gains.

What areas of investment detracted from Fund performance?

The declines posted by the Nationwide S&P 500 Index Fund, with -8.64%, and the Nationwide International Index Fund, with -4.35%, (with allocations of approximately 31% and 20%, respectively) proved to be the largest negative contributions to the overall portfolio during the reporting period. Four of the 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns, with the information technology sector leading the way with a gain of 5.61%. Coincidentally, four of the 10 sectors within the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index also recorded positive returns; the materials sector was the best performer, with 8.99%. By contrast, the health-care sector within the MSCI EAFE Index posted the weakest results, with -13.04% for the reporting period.

What is your outlook for the near term?

The unprecedented decline in equity markets has begun to abate; we have seen some significant gains from the middle of March 2009 onward. This is cause for optimism, although overall financial conditions are still tenuous. This optimism, however, should be tempered with caution, because the rebound in the financial markets does not signal an end to the U.S. recession. The road back to a less volatile economic picture still lies mostly ahead of us. The market environment suggests that long-term investing and portfolio diversification may provide shareholders with a positive option for the near future.

58 Semiannual Report 2009

The table below lists the target allocation (as of April 30, 2009) for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Destination 2030 Fund
Performance of Underlying Investments for the Six-Months Ended April 30, 2009

		Target	Six-Month
Asset Class	Underlying Investment	Allocation	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	31%	-8.64%

International Stocks	Nationwide International Index Fund	20%	-4.35%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	12%	-0.41%

Intermediate-Term Bonds	Nationwide Bond Index Fund	11%	7.49%

Small-Cap Stocks	Nationwide Small Cap Index Fund	9%	-8.37%

Commodity Stocks	Credit Suisse Commodity Return Strategy Fund	5%	-15.23%

Inflation-Protected Bonds	iShares Barclays U.S. Treasury Inflation Protected Securities Bond Fund*	4%	9.44%

Emerging Market Stocks	Vanguard Emerging Markets Fund*	4%	15.97%

Domestic REITs	Vanguard REIT Fund*	2%	-19.78%

International REITs	SPDR Dow Jones Wilshire International Real Estate Fund*	1%	-9.83%

Money Market Investments	Nationwide Money Market Fund	1%	0.20%

*	Exchange Traded Fund

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Performance shown is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized.

Portfolio Manager:
Thomas R. Hickey Jr.

2009 Semiannual Report 59

Fund Performance	Nationwide Destination 2030 Fund

Average Annual Total Return
For period ended April 30, 2009

		Six
		Months*	1 Yr.	Inception[1]

Class A	w/o SC5	-3.38%	-32.20%	-20.51%
	w/SC3	-8.93%	-36.07%	-23.28%

Class C	w/o SC5	-3.68%	-32.60%	-20.95%
	w/SC4	-4.63%	-33.26%	-20.95%

Class R1[2]		-3.69%	-32.55%	-20.87%

Class R2[2]		-3.57%	-32.42%	-20.73%

Institutional Service Class[2]		-3.34%	-32.16%	-20.46%

Institutional Class[2]		-3.23%	-32.02%	-20.22%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Fund commenced operations on August 30, 2007.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	These returns do not reflect the effects of sales charges (SC).

Expense Ratios

Expense
Ratio*

Class A	1.00%

Class C	1.65%

Class R1	1.46%

Class R2	1.32%

Institutional Service Class	0.83%

Institutional Class	0.65%

*	Annualized data as of October 31, 2008. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Annualized expense ratios for the six-month period ending April 30, 2009 appear in the “Shareholder Expense Example” section of the report.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2030 Fund, Dow Jones Target 2030 Index(a), the Dow Jones Wilshire 5000 Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes — stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Barclays Capital subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The Dow Jones Wilshire 5000 Index is an unmanaged, market capitalization-weighted index of all U.S.-headquartered equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

(c)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

60 Semiannual Report 2009

Shareholder	Nationwide Destination 2030 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2030 Fund			11/01/08	04/30/09	11/01/08 - 04/30/09 [a,b]	11/01/08 - 04/30/09 [a,b]

Class A	Actual		1,000.00	966.19	3.73	0.77
	Hypothetical	[c]	1,000.00	1,021.00	3.85	0.77

Class C	Actual		1,000.00	963.23	6.43	1.32
	Hypothetical	[c]	1,000.00	1,018.24	6.63	1.32

Class R1	Actual		1,000.00	963.14	5.93	1.22
	Hypothetical	[c]	1,000.00	1,018.75	6.12	1.22

Class R2	Actual		1,000.00	964.32	5.17	1.06
	Hypothetical	[c]	1,000.00	1,019.54	5.32	1.06

Institutional Service Class	Actual		1,000.00	966.62	2.68	0.55
	Hypothetical	[c]	1,000.00	1,022.07	2.76	0.55

Institutional Class	Actual		1,000.00	967.72	1.60	0.33
	Hypothetical	[c]	1,000.00	1,023.17	1.65	0.33

[a]	Expenses are equal to the fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.
[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.
[c]	Represents the hypothetical 5% return before expenses.

2009 Semiannual Report 61

Portfolio Summary	Nationwide Destination 2030 Fund
April 30, 2009 (Unaudited)

Asset Allocation

Equity Funds	85.7%
Fixed Income Funds	13.4%
Money Market Fund	0.9%
Other assets in excess of liabilities	0.0%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	30.8%
Nationwide International Index Fund, Institutional Class	20.5%
Nationwide Mid Cap Market Index Fund, Institutional Class	12.5%
Nationwide Bond Index Fund, Institutional Class	9.9%
Nationwide Small Cap Index Fund, Institutional Class	9.5%
Credit Suisse Commodity Return Strategy Fund	4.6%
Vanguard Emerging Markets Fund	4.3%
iShares Barclay U.S. Treasury Inflation Protected Securities Bond Fund	3.5%
Vanguard REIT Fund	2.5%
SPDR Dow Jones Wilshire International Real Estate Fund	1.0%
Other Holdings	0.9%

100.0%

The accompanying notes are an integral part of these financial statements.

62 Semiannual Report 2009

Statement of Investments
April 30, 2009 (Unaudited)

Nationwide Destination 2030 Fund

Mutual Funds 88.7%

	Shares	Market Value

Equity Funds 77.9%
Credit Suisse Commodity Return Strategy Fund	297,902	$2,159,790
Nationwide International Index Fund, Institutional Class (a)	1,790,437	9,596,742
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	633,268	5,870,398
Nationwide S&P 500 Index Fund, Institutional Class (a)	1,971,849	14,433,937
Nationwide Small Cap Index Fund, Institutional Class (a)	593,783	4,423,681

		36,484,548

Fixed Income Fund 9.9% (a)
Nationwide Bond Index Fund, Institutional Class	428,287	4,642,635

Money Market Fund 0.9% (a)(b)
Nationwide Money Market Fund, Institutional Class, 0.01%	419,884	419,884

Total Mutual Funds (cost $44,412,884)		41,547,067

Exchange Traded Funds 11.3%

	Shares	Market Value

Equity Funds 7.8%
SPDR Dow Jones Wilshire International Real Estate Fund	19,724	491,719
Vanguard Emerging Markets Fund	72,159	1,996,639
Vanguard REIT Fund	36,998	1,173,947

		3,662,305

Fixed Income Fund 3.5%
iShares Barclay U.S. Treasury Inflation Protected Securities Bond Fund	16,320	1,639,181

Total Exchange Traded Funds (cost $5,218,609)		5,301,486

Total Investments (cost $49,631,493) (c) — 100.0%		46,848,553

Other assets in excess of liabilities — 0.0%		295

NET ASSETS — 100.0%		$46,848,848

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2009.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 63

Statement of Assets and Liabilities
April 30, 2009 (Unaudited)

Nationwide
Destination 2030
Fund

Assets:
Investments in non-affiliates, at value (cost $7,731,322)	$7,461,276
Investments in affiliates, at value (cost $41,900,171)	39,387,277

Total Investments	46,848,553

Dividends receivable from affiliates	16,957
Receivable for capital shares issued	76,835
Receivable for investments sold	12,936

Total Assets	46,955,281

Liabilities:
Cash overdraft	3,171
Payable for investments purchased	72,395
Payable for capital shares redeemed	4,976
Accrued expenses and other payables:
Investment advisory fees	11,867
Distribution fees	11,901
Administrative services fees	2,123

Total Liabilities	106,433

Net Assets	$46,848,848

Represented by:
Capital	$50,735,404
Accumulated undistributed net investment income	5,298
Accumulated net realized losses from investment transactions	(1,108,914)
Net unrealized appreciation/(depreciation) from investments in affiliates	(2,512,894)
Net unrealized appreciation/(depreciation) from investments in non-affiliates	(270,046)

Net Assets	$46,848,848

Net Assets:
Class A Shares	$17,557,214
Class C Shares	111,960
Class R1	3,285,874
Class R2	17,199,370
Institutional Service Class Shares	5,242,949
Institutional Class Shares	3,451,481

Total	$46,848,848

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,684,606
Class C Shares	17,117
Class R1 Shares	502,370
Class R2 Shares	2,631,083
Institutional Service Class Shares	800,172
Institutional Class Shares	525,890

Total	7,161,238

The accompanying notes are an integral part of these financial statements.

64 Semiannual Report 2009

Nationwide
Destination 2030
Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$6.54
Class C Shares (a)	$6.54
Class R1 Shares	$6.54
Class R2 Shares	$6.54
Institutional Service Class Shares	$6.55
Institutional Class Shares	$6.56
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$6.94

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 65

Statement of Operations
For the Six Months Ended April 30, 2009 (Unaudited)

Nationwide
Destination 2030
Fund

INVESTMENT INCOME:
Dividend income from affiliates	$318,428
Dividend income from non-affiliates	81,032

Total Income	399,460

EXPENSES:
Investment advisory fees	45,723
Distribution fees Class A	8,529
Distribution fees Class C	324
Distribution fees Class R1	7,251
Distribution fees Class R2	31,027
Administrative services fees Class A	6,625
Administrative services fees Class R1	2,731
Administrative services fees Class R2	14,597
Administrative services fees Institutional Service Class	3,610

Net Expenses	120,417

NET INVESTMENT INCOME	279,043

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	555,720
Net realized losses from investment transactions with affiliates	(1,162,486)
Net realized losses from investment transactions with non-affiliates	(349,806)

Net realized losses from affiliated and non-affiliated investments	(956,572)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	2,056,820
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	783,059

Net change in unrealized appreciation/(depreciation) from investments	2,839,879

Net realized/unrealized gains from affiliated and non-affiliated investments	1,883,307

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,162,350

The accompanying notes are an integral part of these financial statements.

66 Semiannual Report 2009

Statements of Changes in Net Assets

	Nationwide Destination 2030 Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)
Operations:
Net investment income	$279,043	$167,305
Net realized losses from investment transactions	(956,572)	(75,836)
Net change in unrealized appreciation/(depreciation) from investments	2,839,879	(5,692,809)

Change in net assets resulting from operations	2,162,350	(5,601,340)

Distributions to Shareholders From:
Net investment income:
Class A	(68,151)	(20,739)
Class C	(432)	(200)
Class R1	(18,436)	(12,436)
Class R2	(125,033)	(85,994)
Institutional Service Class	(38,630)	(15,159)
Institutional Class	(31,330)	(30,886)
Net realized gains:
Class A	(6,444)	(1,130)
Class C	(116)	(2)
Class R1	(6,618)	(3)
Class R2	(41,468)	(1,623)
Institutional Service Class	(9,684)	(2)
Institutional Class	(6,273)	(1,852)

Change in net assets from shareholder distributions	(352,615)	(170,026)

Change in net assets from capital transactions	27,468,437	22,144,690

Change in net assets	29,278,172	16,373,324

Net Assets:
Beginning of period	17,570,676	1,197,352

End of period	$46,848,848	$17,570,676

Accumulated undistributed net investment income at end of period	$5,298	$8,267

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$14,470,615	$2,377,419
Dividends reinvested	74,595	21,869
Cost of shares redeemed	(496,322)	(152,531)

Total Class A	14,048,888	2,246,757

Class C Shares
Proceeds from shares issued	73,555	43,689
Dividends reinvested	548	202
Cost of shares redeemed	(698)	–

Total Class C	73,405	43,891

Class R1 Shares
Proceeds from shares issued	1,654,900	2,340,018
Dividends reinvested	25,054	12,439
Cost of shares redeemed	(70,926)	(74,536)

Total Class R1	1,609,028	2,277,921

Amounts designated as “ – ” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 67

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2030 Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$7,311,397	$14,271,615
Dividends reinvested	166,501	87,615
Cost of shares redeemed	(624,673)	(849,056)

Total Class R2	6,853,225	13,510,174

Institutional Service Class Shares
Proceeds from shares issued	3,047,946	2,860,737
Dividends reinvested	48,314	15,161
Cost of shares redeemed	(137,166)	(63,464)

Total Institutional Service Class	2,959,094	2,812,434

Institutional Class Shares
Proceeds from shares issued	3,234,670	1,359,081
Dividends reinvested	37,603	32,738
Cost of shares redeemed	(1,347,476)	(138,306)

Total Institutional Class	1,924,797	1,253,513

Change in net assets from capital transactions:	$27,468,437	$22,144,690

SHARE TRANSACTIONS:
Class A Shares
Issued	2,508,565	260,030
Reinvested	12,183	2,349
Redeemed	(84,540)	(16,269)

Total Class A Shares	2,436,208	246,110

Class C Shares
Issued	12,202	4,812
Reinvested	88	22
Redeemed	(107)	–

Total Class C Shares	12,183	4,834

Class R1 Shares
Issued	268,055	251,911
Reinvested	3,966	1,399
Redeemed	(12,073)	(10,988)

Total R1 Shares	259,948	242,322

Class R2 Shares
Issued	1,200,238	1,593,338
Reinvested	26,325	9,612
Redeemed	(105,327)	(102,223)

Total R2 Shares	1,121,236	1,500,727

Amounts designated as “ – ” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

68 Semiannual Report 2009

	Nationwide Destination 2030 Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares
Issued	498,923	320,897
Reinvested	7,671	1,702
Redeemed	(22,151)	(6,970)

Total Institutional Service Class Shares	484,443	315,629

Institutional Class Shares
Issued	502,761	143,988
Reinvested	6,001	3,478
Redeemed	(215,024)	(15,183)

Total Institutional Class Shares	293,738	132,283

Total change in shares:	4,607,756	2,441,905

Amounts designated as “ – ” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 69

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2030 Fund

		Operations			Distributions					Ratio / Supplemental Data

			Net Realized									Ratio of Net	Ratio of
			and									Investment	Expenses
	Net Asset	Net	Unrealized								Ratio of	Income	(Prior to
	Value,	Investment	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	(Loss)	Reimbursements)
	Beginning	Income	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$6.89	0.05	(0.29)	(0.24)	(0.09)	(0.02)	(0.11)	$6.54	(3.38%)	$17,557,214	0.77%	1.81%	0.77%	9.25%
Year Ended October 31, 2008 (f)	$10.72	0.18	(3.81)	(3.63)	(0.18)	(0.02)	(0.20)	$6.89	(34.43%)	$1,711,218	0.61%	2.04%	0.72%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	–	0.75	0.75	(0.03)	–	(0.03)	$10.72	7.54%	$24,528	0.88%	0.05%	1.19%	8.45%

Class C Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$6.88	0.04	(0.30)	(0.26)	(0.06)	(0.02)	(0.08)	$6.54	(3.68%)	$111,960	1.32%	1.28%	1.32%	9.25%
Year Ended October 31, 2008 (f)	$10.72	0.11	(3.80)	(3.69)	(0.13)	(0.02)	(0.15)	$6.88	(34.81%)	$33,926	1.33%	1.22%	1.41%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.73	0.75	(0.03)	–	(0.03)	$10.72	7.52%	$1,075	1.40%	1.36%	1.40%	8.45%

Class R1 Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$6.88	0.05	(0.31)	(0.26)	(0.06)	(0.02)	(0.08)	$6.54	(3.69%)	$3,285,874	1.22%	1.70%	1.22%	9.25%
Year Ended October 31, 2008 (f)	$10.72	0.14	(3.81)	(3.67)	(0.15)	(0.02)	(0.17)	$6.88	(34.70%)	$1,666,828	1.19%	1.65%	1.26%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.73	0.75	(0.03)	–	(0.03)	$10.72	7.52%	$1,075	1.40%	1.37%	1.40%	8.45%

Class R2 Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$6.88	0.06	(0.31)	(0.25)	(0.07)	(0.02)	(0.09)	$6.54	(3.57%)	$17,199,370	1.06%	2.01%	1.06%	9.25%
Year Ended October 31, 2008 (f)	$10.72	0.15	(3.81)	(3.66)	(0.16)	(0.02)	(0.18)	$6.88	34.60%	$10,381,376	1.01%	1.63%	1.10%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	(0.01)	0.76	0.75	(0.03)	–	(0.03)	$10.72	7.54%	$97,800	1.08%	(0.51%)	1.24%	8.45%

Institutional Service Class Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$6.89	0.07	(0.30)	(0.23)	(0.09)	(0.02)	(0.11)	$6.55	(3.34%)	$5,242,949	0.55%	2.41%	0.55%	9.25%
Year Ended October 31, 2008 (f)	$10.73	0.19	(3.83)	(3.64)	(0.18)	(0.02)	(0.20)	$6.89	34.46%	$2,175,279	0.56%	2.25%	0.62%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.73	0.77	(0.04)	–	(0.04)	$10.73	7.67%	$1,077	0.70%	2.07%	0.70%	8.45%

Institutional Class Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$6.90	0.07	(0.30)	(0.23)	(0.09)	(0.02)	(0.11)	$6.56	(3.23%)	$3,451,481	0.33%	2.20%	0.33%	9.25%
Year Ended October 31, 2008 (f)	$10.73	0.21	(3.82)	(3.61)	(0.20)	(0.02)	(0.22)	$6.90	(34.22%)	$1,602,049	0.33%	2.26%	0.44%	18.91%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.73	0.77	(0.04)	–	(0.04)	$10.73	7.70%	$1,071,797	0.33%	2.34%	0.50%	8.45%
Amounts designated as “ – ” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares outstanding during the period.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are in integral part of these financial statements.

70 Semiannual Report 2009

Nationwide Destination 2035 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2009, the Nationwide Destination 2035 Fund (Class A at NAV) registered -4.34% versus -2.59% for its composite benchmark, the Dow Jones (DJ) U.S. Target 2035 Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target 2035 Funds (consisting of 111 funds as of April 30, 2009) was -3.52%.

What areas of investment provided the most positive relative returns for the Fund?

The Nationwide Bond Index Fund and the Vanguard Emerging Markets Stock Index (ETF) (with allocations of approximately 10% and 4%, respectively) provided the most positive relative returns for the overall portfolio, gaining 7.49% and 15.97%, respectively, during the reporting period. The broad fixed-income market investments that make up the portfolio of the Nationwide Bond Index Fund showed strength amid the generally risk-averse market environment that prevailed during the reporting period. After posting some of the worst returns in recent quarters, emerging market equities began to rebound strongly in the first quarter of 2009 and closed the reporting period with double-digit gains.

What areas of investment detracted from Fund performance?

The declines posted by the Nationwide S&P 500 Index Fund, with -8.64%, and the Nationwide International Index Fund, with -4.35%, (with allocations of approximately 31% and 22%, respectively) proved to be the largest negative contributions to the overall portfolio during the reporting period. Four of the 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns, with the information technology sector leading the way with a gain of 5.61%. Coincidentally, four of the 10 sectors within the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index also recorded positive returns; the materials sector was the best performer, with 8.99%. By contrast, the health-care sector within the MSCI EAFE Index posted the weakest results, with -13.04% for the reporting period.

What is your outlook for the near term?

The unprecedented decline in equity markets has begun to abate; we have seen some significant gains from the middle of March 2009 onward. This is cause for optimism, although overall financial conditions are still tenuous. This optimism, however, should be tempered with caution, because the rebound in the financial markets does not signal an end to the U.S. recession. The road back to a less volatile economic picture still lies mostly ahead of us. The market environment suggests that long-term investing and portfolio diversification may provide shareholders with a positive option for the near future.

2009 Semiannual Report 71

Nationwide Destination 2035 Fund
(Continued)

The table below lists the target allocation (as of April 30, 2009) for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Destination 2035 Fund
Performance of Underlying Investments for the Six-Months Ended April 30, 2009

		Target	Six-Month
Asset Class	Underlying Investment	Allocation	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	31%	-8.64%

International Stocks	Nationwide International Index Fund	22%	-4.35%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	13%	-0.41%

Small-Cap Stocks	Nationwide Small Cap Index Fund	10%	-8.37%

Intermediate-Term Bonds	Nationwide Bond Index Fund	10%	7.49%

Commodity Stocks	Credit Suisse Commodity Return Strategy Fund	5%	-15.23%

Emerging Market Stocks	Vanguard Emerging Markets Fund*	4%	15.97%

Domestic REITs	Vanguard REIT Fund*	2%	-19.78%

International REITs	SPDR Dow Jones Wilshire International Real Estate Fund*	2%	-9.83%

Money Market Investments	Nationwide Money Market Fund	1%	0.20%

*	Exchange Traded Fund

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Performance shown is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized.

Portfolio Manager:
Thomas R. Hickey Jr.

72 Semiannual Report 2009

Fund Performance	Nationwide Destination 2035 Fund

Average Annual Total Return
For period ended April 30, 2009

		Six
		Months*	1 Yr.	Inception[1]

Class A	w/o SC5	-4.34%	-34.07%	-22.23%
	w/SC3	-9.87%	-37.89%	-24.94%

Class C	w/o SC5	-4.62%	-34.52%	-22.71%
	w/SC4	-5.56%	-35.17%	-22.71%

Class R1[2]		-4.68%	-34.49%	-22.65%

Class R2[2]		-4.57%	-34.29%	-22.48%

Institutional Service Class[2]		-4.33%	-34.02%	-22.20%

Institutional Class[2]		-4.18%	-33.85%	-21.94%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Fund commenced operations on August 30, 2007.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	These returns do not reflect the effects of sales charges (SC).

Expense Ratios

Expense
Ratio*

Class A	1.02%

Class C	1.66%

Class R1	1.47%

Class R2	1.28%

Institutional Service Class	0.84%

Institutional Class	0.66%

*	Annualized data as of October 31, 2008. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Annualized expense ratios for the six-month period ending April 30, 2009 appear in the “Shareholder Expense Example” section of the report.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2035 Fund, Dow Jones Target 2035 Index(a), the Dow Jones Wilshire 5000 Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes — stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Barclays Capital subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The Dow Jones Wilshire 5000 Index is an unmanaged, market capitalization-weighted index of all U.S.-headquartered equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

(c)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Semiannual Report 73

Shareholder	Nationwide Destination 2035 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2035 Fund			11/01/08	04/30/09	11/01/08 - 04/30/09 [a,b]	11/01/08 - 04/30/09 [a,b]

Class A	Actual		1,000.00	956.59	3.50	0.72
	Hypothetical	[c]	1,000.00	1,021.21	3.63	0.72

Class C	Actual		1,000.00	953.80	6.42	1.32
	Hypothetical	[c]	1,000.00	1,018.23	6.65	1.32

Class R1	Actual		1,000.00	953.17	6.02	1.24
	Hypothetical	[c]	1,000.00	1,018.63	6.24	1.24

Class R2	Actual		1,000.00	954.33	4.65	0.96
	Hypothetical	[c]	1,000.00	1,020.03	4.82	0.96

Institutional Service Class	Actual		1,000.00	956.68	2.93	0.60
	Hypothetical	[c]	1,000.00	1,021.80	3.03	0.60

Institutional Class	Actual		1,000.00	958.17	1.59	0.33
	Hypothetical	[c]	1,000.00	1,023.17	1.65	0.33

[a]	Expenses are equal to the fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

74 Semiannual Report 2009

Portfolio Summary	Nationwide Destination 2035 Fund
April 30, 2009 (Unaudited)

Asset Allocation

Equity Funds	90.1%
Fixed Income Funds	9.0%
Money Market Fund	0.9%
Other assets in excess of liabilities	0.0%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	30.6%
Nationwide International Index Fund, Institutional Class	22.3%
Nationwide Mid Cap Market Index Fund, Institutional Class	13.4%
Nationwide Small Cap Index Fund, Institutional Class	10.4%
Nationwide Bond Index Fund, Institutional Class	9.0%
Credit Suisse Commodity Return Strategy Fund	4.6%
Vanguard Emerging Markets Fund	4.2%
Vanguard REIT Fund	2.5%
SPDR Dow Jones Wilshire International Real Estate Fund	2.1%
Nationwide Money Market Fund, Institutional Class	0.9%

100.0%

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 75

Statement of Investments
April 30, 2009 (Unaudited)

Nationwide Destination 2035 Fund

Mutual Funds 91.2%

	Shares	Market Value

Equity Funds 81.3%
Credit Suisse Commodity Return Strategy Fund	114,195	$827,912
Nationwide International Index Fund, Institutional Class (a)	751,157	4,026,204
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	261,561	2,424,667
Nationwide S&P 500 Index Fund, Institutional Class (a)	753,195	5,513,385
Nationwide Small Cap Index Fund, Institutional Class (a)	251,492	1,873,613

		14,665,781

Fixed Income Fund 9.0% (a)
Nationwide Bond Index Fund, Institutional Class	149,452	1,620,057

Money Market Fund 0.9% (a)(b)
Nationwide Money Market Fund, Institutional Class, 0.01%	161,197	161,197

Total Mutual Funds (cost $19,403,466)		16,447,035

Exchange Traded Funds 8.8%

	Shares	Market Value

Equity Funds 8.8%
SPDR Dow Jones Wilshire International Real Estate Fund	15,000	373,950
Vanguard Emerging Markets Fund	27,532	761,811
Vanguard REIT Fund	13,900	441,047

Total Exchange Traded Funds (cost $1,825,345)		1,576,808

Total Investments (cost $21,228,811) (c) — 100.0%		18,023,843

Other assets in excess of liabilities — 0.0%		3,914

NET ASSETS — 100.0%		$18,027,757

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2009.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

76 Semiannual Report 2009

Statement of Assets and Liabilities
April 30, 2009 (Unaudited)

Nationwide
Destination 2035
Fund

Assets:
Investments in non-affiliates, at value (cost $2,905,492)	$2,404,720
Investments in affiliates, at value (cost $18,323,319)	15,619,123

Total Investments	18,023,843

Cash	38,156
Dividends receivable from affiliates	5,623
Receivable for capital shares issued	72,100
Other assets	4,147

Total Assets	18,143,869

Liabilities:
Payable for investments purchased	74,964
Payable for capital shares redeemed	32,182
Accrued expenses and other payables:
Investment advisory fees	4,270
Distribution fees	4,696

Total Liabilities	116,112

Net Assets	$18,027,757

Represented by:
Capital	$21,308,038
Accumulated net investment loss	(759)
Accumulated net realized losses from investment transactions	(74,554)
Net unrealized appreciation/(depreciation) from investments in affiliates	(2,704,196)
Net unrealized appreciation/(depreciation) from investments in non-affiliates	(500,772)

Net Assets	$18,027,757

Net Assets:
Class A Shares	$1,074,518
Class C Shares	78,440
Class R1	551,262
Class R2	11,172,674
Institutional Service Class Shares	2,486,664
Institutional Class Shares	2,664,199

Total	$18,027,757

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	171,186
Class C Shares	12,547
Class R1 Shares	87,900
Class R2 Shares	1,783,727
Institutional Service Class Shares	395,979
Institutional Class Shares	423,468

Total	2,874,807

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 77

Statement of Assets and Liabilities (Continued)

Nationwide
Destination 2035
Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$6.28
Class C Shares (a)	$6.25
Class R1 Shares	$6.27
Class R2 Shares	$6.26
Institutional Service Class Shares	$6.28
Institutional Class Shares	$6.29
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$6.66

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

78 Semiannual Report 2009

Statement of Operations
For the Six Months Ended April 30, 2009 (Unaudited)

Nationwide
Destination 2035
Fund

INVESTMENT INCOME:
Dividend income from affiliates	$146,056
Dividend income from non-affiliates	38,886

Total Income	184,942

EXPENSES:
Investment advisory fees	19,899
Distribution fees Class A	1,032
Distribution fees Class C	292
Distribution fees Class R1	1,684
Distribution fees Class R2	17,945
Administrative services fees Class A	597
Administrative services fees Class R1	687
Administrative services fees Class R2	4,844
Administrative services fees Institutional Service Class	2,283

Net Expenses	49,263

NET INVESTMENT INCOME	135,679

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	318,299
Net realized losses from investment transactions with affiliates	(213,762)
Net realized losses from investment transactions with non-affiliates	(67,904)

Net realized gains from affiliated and non-affiliated investments	36,633

Net change in unrealized appreciation/(depreciation) from investments in affiliates	(91,339)
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	69,953

Net change in unrealized appreciation/(depreciation) from investments	(21,386)

Net realized/unrealized gains from affiliated and non-affiliated investments	15,247

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$150,926

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 79

Statements of Changes in Net Assets

	Nationwide Destination 2035 Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)
Operations:
Net investment income	$135,679	$85,537
Net realized gains (losses) from investment transactions	36,633	(59,022)
Net change in unrealized appreciation/(depreciation) from investments	(21,386)	(3,259,828)

Change in net assets resulting from operations	150,926	(3,233,313)

Distributions to Shareholders From:
Net investment income:
Class A	(10,333)	(6,653)
Class C	(623)	(472)
Class R1	(5,005)	(3,529)
Class R2	(82,267)	(41,848)
Institutional Service Class	(21,201)	(7,415)
Institutional Class	(20,805)	(31,261)
Net realized gains:
Class A	(3,236)	(35)
Class C	(250)	(8)
Class R1	(2,262)	(1)
Class R2	(26,150)	(74)
Institutional Service Class	(6,368)	(1)
Institutional Class	(4,694)	(657)

Change in net assets from shareholder distributions	(183,194)	(91,954)

Change in net assets from capital transactions	8,691,788	11,586,478

Change in net assets	8,659,520	8,261,211

Net Assets:
Beginning of period	9,368,237	1,107,026

End of period	$18,027,757	$9,368,237

Accumulated undistributed net investment income (loss) at end of period	$(759)	$3,796

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$318,552	$1,192,479
Dividends reinvested	13,569	6,679
Cost of shares redeemed	(95,896)	(94,523)

Total Class A	236,225	1,104,635

Class C Shares
Proceeds from shares issued	36,105	84,725
Dividends reinvested	873	480
Cost of shares redeemed	(730)	(28,579)

Total Class C	36,248	56,626

Class R1 Shares
Proceeds from shares issued	106,904	752,124
Dividends reinvested	7,267	3,529
Cost of shares redeemed	(76,786)	(984)

Total Class R1	37,385	754,669

Class R2 Shares
Proceeds from shares issued	5,467,003	8,875,532
Dividends reinvested	108,417	41,922
Cost of shares redeemed	(72,008)	(1,421,822)

Total Class R2	5,503,412	7,495,632

The accompanying notes are an integral part of these financial statements.

80 Semiannual Report 2009

	Nationwide Destination 2035 Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$1,317,956	$1,560,645
Dividends reinvested	27,569	7,416
Cost of shares redeemed	(37,507)	(57,656)

Total Institutional Service Class	1,308,018	1,510,405

Institutional Class Shares
Proceeds from shares issued	1,685,466	671,408
Dividends reinvested	25,499	31,918
Cost of shares redeemed	(140,465)	(38,815)

Total Institutional Class	1,570,500	664,511

Change in net assets from capital transactions:	$8,691,788	$11,586,478

SHARE TRANSACTIONS:
Class A Shares
Issued	54,945	139,835
Reinvested	2,242	748
Redeemed	(16,087)	(13,087)

Total Class A Shares	41,100	127,496

Class C Shares
Issued	6,480	9,076
Reinvested	144	52
Redeemed	(106)	(3,199)

Total Class C Shares	6,518	5,929

Class R1 Shares
Issued	17,986	81,368
Reinvested	1,195	403
Redeemed	(13,035)	(117)

Total R1 Shares	6,146	81,654

Class R2 Shares
Issued	937,783	983,879
Reinvested	17,943	4,725
Redeemed	(11,836)	(148,867)

Total R2 Shares	943,890	839,737

Institutional Service Class Shares
Issued	222,505	181,344
Reinvested	4,567	850
Redeemed	(6,207)	(7,180)

Total Institutional Service Class Shares	220,865	175,014

Institutional Class Shares
Issued	271,888	72,671
Reinvested	4,251	3,354
Redeemed	(24,258)	(4,312)

Total Institutional Class Shares	251,881	71,713

Total change in shares:	1,470,400	1,301,543

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 81

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2035 Fund

		Operations			Distributions					Ratio / Supplemental Data
			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$6.68	0.07	(0.36)	(0.29)	(0.08)	(0.03)	(0.11)	$6.28	(4.34%)	$1,074,518	0.72%	2.46%	0.72%	5.88%
Year Ended October 31, 2008 (f)	$10.76	0.16	(4.00)	(3.84)	(0.23)	(0.01)	(0.24)	$6.68	(36.39%)	$868,514	0.65%	1.87%	0.73%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	–	0.79	0.79	(0.03)	–	(0.03)	$10.76	7.95%	$27,866	0.87%	0.10%	1.15%	0.85%

Class C Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$6.65	0.06	(0.37)	(0.31)	(0.06)	(0.03)	(0.09)	$6.25	(4.62%)	$78,440	1.32%	2.16%	1.32%	5.88%
Year Ended October 31, 2008 (f)	$10.75	0.13	(4.01)	(3.88)	(0.21)	(0.01)	(0.22)	$6.65	(36.78%)	$40,087	1.33%	1.47%	1.40%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.76	0.78	(0.03)	–	(0.03)	$10.75	7.82%	$1,078	1.40%	1.24%	1.42%	0.85%

Class R1 Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$6.67	0.06	(0.38)	(0.32)	(0.05)	(0.03)	(0.08)	$6.27	(4.68%)	$551,262	1.24%	2.08%	1.24%	5.88%
Year Ended October 31, 2008 (f)	$10.75	0.11	(3.99)	(3.88)	(0.19)	(0.01)	(0.20)	$6.67	(36.66%)	$544,925	1.18%	1.34%	1.25%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.76	0.78	(0.03)	–	(0.03)	$10.75	7.82%	$1,078	1.40%	1.24%	1.42%	0.85%

Class R2 Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$6.67	0.06	(0.37)	(0.31)	(0.07)	(0.03)	(0.10)	$6.26	(4.57%)	$11,172,674	0.96%	2.14%	0.96%	5.88%
Year Ended October 31, 2008 (f)	$10.75	0.12	(3.97)	(3.85)	(0.22)	(0.01)	(0.23)	$6.67	(36.51%)	$5,597,892	0.90%	1.40%	1.00%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.75	0.78	(0.03)	–	(0.03)	$10.75	7.85%	$1,079	1.05%	1.80%	1.07%	0.85%

Institutional Service Class Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$6.68	0.08	(0.37)	(0.29)	(0.08)	(0.03)	(0.11)	$6.28	(4.33%)	$2,486,664	0.60%	2.56%	0.60%	5.88%
Year Ended October 31, 2008 (f)	$10.76	0.17	(4.01)	(3.84)	(0.23)	(0.01)	(0.24)	$6.68	(36.36%)	$1,169,345	0.58%	2.00%	0.64%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.77	0.80	(0.04)	–	(0.04)	$10.76	7.98%	$1,080	0.70%	1.93%	0.72%	0.85%

Institutional Class Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$6.69	0.07	(0.35)	(0.28)	(0.09)	(0.03)	(0.12)	$6.29	(4.18%)	$2,664,199	0.33%	2.28%	0.33%	5.88%
Year Ended October 31, 2008 (f)	$10.76	0.19	(4.00)	(3.81)	(0.25)	(0.01)	(0.26)	$6.69	(36.13%)	$1,147,474	0.33%	2.04%	0.45%	37.28%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.76	0.80	(0.04)	–	(0.04)	$10.76	8.00%	$1,074,845	0.33%	2.28%	0.50%	0.85%
 Amounts designated as “ – ” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares outstanding during the period.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are an integral part of these financial statements.

82 Semiannual Report 2009

Nationwide Destination 2040 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2009, the Nationwide Destination 2040 Fund (Class A at NAV) registered -5.24% versus -3.31% for its composite benchmark, the Dow Jones (DJ) U.S. Target 2040 Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target 2040 Funds (consisting of 170 funds as of April 30, 2009) was -4.01%.

What areas of investment provided the most positive relative returns for the Fund?

The Vanguard Emerging Markets Stock Index ETF and the Nationwide Bond Index Fund (with allocations of approximately 5% each) provided the most positive relative returns for the overall portfolio, gaining 15.97% and 7.49%, respectively, during the reporting period. After posting some of the worst returns in recent quarters, emerging market equities began to rebound strongly in the first quarter of 2009 and closed the reporting period with double-digit gains. The broad fixed-income market investments that make up the portfolio of the Nationwide Bond Index Fund showed strength amid the generally risk-averse market environment that prevailed during the reporting period.

What areas of investment detracted from Fund performance?

The declines posted by the Nationwide S&P 500 Index Fund, with -8.64%, and the Nationwide International Index Fund, with -4.35%, (with allocations of approximately 32% and 23%, respectively) proved to be the largest negative contributions to the overall portfolio during the reporting period. Four of the 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns, with the information technology sector leading the way with a gain of 5.61%. Coincidentally, four of the 10 sectors within the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index also recorded positive returns; the materials sector was the best performer, with 8.99%. By contrast, the health-care sector within the MSCI EAFE Index posted the weakest results, with -13.04% for the reporting period.

What is your outlook for the near term?

The unprecedented decline in equity markets has begun to abate; we have seen some significant gains from the middle of March 2009 onward. This is cause for optimism, although overall financial conditions are still tenuous. This optimism, however, should be tempered with caution, because the rebound in the financial markets does not signal an end to the U.S. recession. The road back to a less volatile economic picture still lies mostly ahead of us. The market environment suggests that long-term investing and portfolio diversification may provide shareholders with a positive option for the near future.

2009 Semiannual Report 83

Nationwide Destination 2040 Fund
Continued

The table below lists the target allocation (as of April 30, 2009) for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Destination 2040 Fund
Performance of Underlying Investments for the Six-Months Ended April 30, 2009

		Target	Six-Month
Asset Class	Underlying Investment	Allocation	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	32%	-8.64%

International Stocks	Nationwide International Index Fund	23%	-4.35%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	13%	-0.41%

Small-Cap Stocks	Nationwide Small Cap Index Fund	12%	-8.37%

Emerging Market Stocks	Vanguard Emerging Markets Fund*	5%	15.97%

Commodity Stocks	Credit Suisse Commodity Return Strategy Fund	5%	-15.23%

Intermediate-Term Bonds	Nationwide Bond Index Fund	5%	7.49%

Domestic REITs	Vanguard REIT Fund*	2%	-19.78%

International REITs	SPDR Dow Jones Wilshire International Real Estate Fund*	2%	-9.83%

Money Market Investments	Nationwide Money Market Fund	1%	0.20%

*	Exchange Traded Fund

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to
nationwide.com/mutualfunds.

Performance shown is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized.

Portfolio Manager:
Thomas R. Hickey Jr.

84 Semiannual Report 2009

Fund Performance	Nationwide Destination 2040 Fund

Average Annual Total Return
For period ended April 30, 2009

		Six
		Months*	1 Yr.	Inception[1]

Class A	w/o SC5	-5.24%	-36.26%	-24.13%
	w/SC3	-10.75%	-39.91%	-26.77%

Class C	w/o SC5	-5.50%	-36.71%	-24.51%
	w/SC4	-6.43%	-37.33%	-24.51%

Class R1[2]		-5.51%	-36.69%	-24.50%

Class R2[2]		-5.50%	-36.60%	-24.37%

Institutional Service Class[2]		-5.11%	-36.20%	-23.96%

Institutional Class[2]		-5.15%	-36.10%	-23.81%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Fund commenced operations on August 30, 2007.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	These returns do not reflect the effects of sales charges (SC).

Expense Ratios

Expense
Ratio*

Class A	1.01%

Class C	1.66%

Class R1	1.45%

Class R2	1.33%

Institutional Service Class	0.82%

Institutional Class	0.66%

*	Annualized data as of October 31, 2008. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Annualized expense ratios for the six-month period ending April 30, 2009 appear in the “Shareholder Expense Example” section of the report.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2040 Fund, Dow Jones Target 2040 Index(a), the Dow Jones Wilshire 5000 Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes — stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Barclays Capital subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The Dow Jones Wilshire 5000 Index is an unmanaged, market capitalization-weighted index of all U.S.-headquartered equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

(c)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Semiannual Report 85

Shareholder	Nationwide Destination 2040 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2040 Fund			11/01/08	04/30/09	11/01/08 - 04/30/09 [a,b]	11/01/08 - 04/30/09 [a,b]

Class A	Actual		1,000.00	947.55	3.20	0.66
	Hypothetical	[c]	1,000.00	1,021.51	3.32	0.66

Class C	Actual		1,000.00	945.01	6.40	1.33
	Hypothetical	[c]	1,000.00	1,018.22	6.66	1.33

Class R1	Actual		1,000.00	944.92	5.62	1.17
	Hypothetical	[c]	1,000.00	1,019.01	5.85	1.17

Class R2	Actual		1,000.00	945.01	5.10	1.06
	Hypothetical	[c]	1,000.00	1,019.55	5.31	1.06

Institutional Service Class	Actual		1,000.00	948.91	2.63	0.54
	Hypothetical	[c]	1,000.00	1,022.09	2.73	0.54

Institutional Class	Actual		1,000.00	948.45	1.59	0.33
	Hypothetical	[c]	1,000.00	1,023.17	1.65	0.33

[a]	Expenses are equal to the fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

86 Semiannual Report 2009

Portfolio Summary	Nationwide Destination 2040 Fund
April 30, 2009 (Unaudited)

Asset Allocation

Equity Funds	94.6%
Fixed Income Funds	4.5%
Money Market Fund	0.9%
Other assets in excess of liabilities	0.0%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	31.4%
Nationwide International Index Fund, Institutional Class	23.2%
Nationwide Mid Cap Market Index Fund, Institutional Class	13.4%
Nationwide Small Cap Index Fund, Institutional Class	12.4%
Vanguard Emerging Markets Fund	5.2%
Credit Suisse Commodity Return Strategy Fund	4.5%
Nationwide Bond Index Fund, Institutional Class	4.5%
Vanguard REIT Fund	2.4%
SPDR Dow Jones Wilshire International Real Estate Fund	2.1%
Nationwide Money Market Fund, Institutional Class	0.9%

100.0%

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 87

Statement of Investments
April 30, 2009 (Unaudited)

Nationwide Destination 2040 Fund

Mutual Funds 90.3%

	Shares	Market Value

Equity Funds 84.9%
Credit Suisse Commodity Return Strategy Fund	95,403	$691,674
Nationwide International Index Fund, Institutional Class (a)	657,117	3,522,145
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	218,847	2,028,712
Nationwide S&P 500 Index Fund, Institutional Class (a)	650,229	4,759,674
Nationwide Small Cap Index Fund, Institutional Class (a)	252,504	1,881,152

		12,883,357

Fixed Income Fund 4.5% (a)
Nationwide Bond Index Fund, Institutional Class	62,364	676,023

Money Market Fund 0.9% (a)(b)
Nationwide Money Market Fund, Institutional Class, 0.01%	134,619	134,619

Total Mutual Funds (cost $15,655,368)		13,693,999

Exchange Traded Funds 9.7%

	Shares	Market Value

Equity Funds 9.7%
SPDR Dow Jones Wilshire International Real Estate Fund	12,517	$312,049
Vanguard Emerging Markets Fund	28,711	794,433
Vanguard REIT Fund	11,644	369,464

Total Exchange Traded Funds (cost $1,536,606)		1,475,946

Total Investments (cost $17,191,974) (c) — 100.0%		15,169,945

Other assets in excess of liabilities — 0.0%		1,630

NET ASSETS — 100.0%		$15,171,575

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2009.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

88 Semiannual Report 2009

Statement of Assets and Liabilities
April 30, 2009 (Unaudited)

Nationwide
Destination 2040
Fund

Assets:
Investments in non-affiliates, at value (cost $2,377,509)	$2,167,620
Investments in affiliates, at value (cost $14,814,465)	13,002,325

Total Investments	15,169,945

Cash	8,123
Dividends receivable from affiliates	2,378
Receivable for capital shares issued	85,245

Total Assets	15,265,691

Liabilities:
Payable for investments purchased	81,551
Payable for capital shares redeemed	4,473
Accrued expenses and other payables
Investment advisory fees	3,661
Distribution fees	4,393
Administrative services fees	38

Total Liabilities	94,116

Net Assets	$15,171,575

Represented by:
Capital	$17,572,411
Accumulated net investment loss	(3,847)
Accumulated net realized losses from investment transactions	(374,960)
Net unrealized appreciation/(depreciation) from investments in affiliates	(1,812,140)
Net unrealized appreciation/(depreciation) from investments in non-affiliates	(209,889)

Net Assets	$15,171,575

Net Assets:
Class A Shares	$1,123,684
Class C Shares	157,825
Class R1	1,759,215
Class R2	8,398,587
Institutional Service Class Shares	1,355,138
Institutional Class Shares	2,377,126

Total	$15,171,575

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	186,295
Class C Shares	26,119
Class R1 Shares	292,035
Class R2 Shares	1,394,539
Institutional Service Class Shares	224,074
Institutional Class Shares	392,860

Total	2,515,922

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 89

Statement of Assets and Liabilities (Continued)

Nationwide
Destination 2040
Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$6.03
Class C Shares (a)	$6.04
Class R1 Shares	$6.02
Class R2 Shares	$6.02
Institutional Service Class Shares	$6.05
Institutional Class Shares	$6.05
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$6.40

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year

The accompanying notes are an integral part of these financial statements.

90 Semiannual Report 2009

Statement of Operations
For the Six Months Ended April 30, 2009 (Unaudited)

Nationwide
Destination 2040
Fund

INVESTMENT INCOME:
Dividend income from affiliates	$111,503
Dividend income from non-affiliates	36,740

Total Income	148,243

EXPENSES:
Investment advisory fees	16,412
Distribution fees Class A	1,017
Distribution fees Class C	687
Distribution fees Class R1	3,742
Distribution fees Class R2	13,430
Administrative services fees Class A	346
Administrative services fees Class R1	1,109
Administrative services fees Class R2	6,235
Administrative services fees Institutional Service Class	896

Net Expenses	43,874

NET INVESTMENT INCOME	104,369

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	266,929
Net realized losses from investment transactions with affiliates	(335,609)
Net realized losses from investment transactions with non-affiliates	(182,430)

Net realized losses from affiliated and non-affiliated investments	(251,110)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	53,858
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	215,589

Net change in unrealized appreciation/(depreciation) from investments	269,447

Net realized/unrealized gains from affiliated and non-affiliated investments	18,337

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$122,706

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 91

Statements of Changes in Net Assets

	Nationwide Destination 2040 Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)
Operations:
Net investment income	$104,369	$53,244
Net realized losses from investment transactions	(251,110)	(79,524)
Net change in unrealized appreciation/(depreciation) from investments	269,447	(2,372,217)

Change in net assets resulting from operations	122,706	(2,398,497)

Distributions to Shareholders From:
Net investment income:
Class A	(10,639)	(8,366)
Class C	(1,367)	(541)
Class R1	(11,378)	(2,209)
Class R2	(54,915)	(24,996)
Institutional Service Class	(10,407)	(1,860)
Institutional Class	(19,510)	(27,351)
Net realized gains:
Class A	(2,922)	(161)
Class C	(582)	(1)
Class R1	(3,696)	(1)
Class R2	(17,866)	(85)
Institutional Service Class	(2,766)	(1)
Institutional Class	(4,419)	(788)

Change in net assets from shareholder distributions	(140,467)	(66,360)

Change in net assets from capital transactions	8,177,653	8,390,134

Change in net assets	8,159,892	5,925,277

Net Assets:
Beginning of period	7,011,683	1,086,406

End of period	$15,171,575	$7,011,683

Accumulated net investment income (loss) at end of period	$(3,847)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$492,786	$1,009,387
Dividends reinvested	13,561	8,527
Cost of shares redeemed	(85,895)	(22,655)

Total Class A	420,452	995,259

Class C Shares
Proceeds from shares issued	42,459	184,057
Dividends reinvested	1,949	542
Cost of shares redeemed	(14,930)	–

Total Class C	29,478	184,599

Class R1 Shares
Proceeds from shares issued	1,235,584	687,483
Dividends reinvested	15,074	2,210
Cost of shares redeemed	(23,184)	(3,296)

Total Class R1	1,227,474	686,397

Amounts designated as “ – ” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

92 Semiannual Report 2009

	Nationwide Destination 2040 Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$4,289,824	$5,910,121
Dividends reinvested	72,781	25,080
Cost of shares redeemed	(135,166)	(500,488)

Total Class R2	4,227,439	5,434,713

Institutional Service Class Shares
Proceeds from shares issued	849,689	643,385
Dividends reinvested	13,173	1,860
Cost of shares redeemed	(52,168)	(120)

Total Institutional Service Class	810,694	645,125

Institutional Class Shares
Proceeds from shares issued	1,548,944	422,300
Dividends reinvested	23,929	28,139
Cost of shares redeemed	(110,757)	(6,398)

Total Institutional Class	1,462,116	444,041

Change in net assets from capital transactions:	$8,177,653	$8,390,134

SHARE TRANSACTIONS:
Class A Shares
Issued	87,466	112,385
Reinvested	2,330	930
Redeemed	(14,175)	(2,741)

Total Class A Shares	75,621	110,574

Class C Shares
Issued	7,379	20,796
Reinvested	332	63
Redeemed	(2,551)	–

Total Class C Shares	5,160	20,859

Class R1 Shares
Issued	211,597	82,062
Reinvested	2,598	262
Redeemed	(4,164)	(420)

Total R1 Shares	210,031	81,904

Class R2 Shares
Issued	766,832	695,929
Reinvested	12,552	2,832
Redeemed	(25,008)	(58,770)

Total R2 Shares	754,376	639,991

Amounts designated as “ – ” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 93

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2040 Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares
Issued	150,293	80,640
Reinvested	2,272	220
Redeemed	(9,437)	(14)

Total Institutional Service Class Shares	143,128	80,846

Institutional Class Shares
Issued	260,658	45,998
Reinvested	4,141	2,953
Redeemed	(20,048)	(716)

Total Institutional Class Shares	244,751	48,235

Total change in shares:	1,433,067	982,409

Amounts designated as “ – “ are zero or have been rounded to zero.
The accompanying notes are an integral part of these financial statements.

94 Semiannual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2040 Fund

		Operations			Distributions					Ratio/Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$6.48	0.07	(0.41)	(0.34)	(0.09)	(0.02)	(0.11)	$6.03	(5.24%)	$1,123,684	0.66%	2.37%	0.66%	7.01%
Year Ended October 31, 2008 (f)	$10.80	0.15	(4.24)	(4.09)	(0.22)	(0.01)	(0.23)	$6.48	(38.60%)	$717,177	0.62%	1.72%	0.72%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.81	0.83	(0.03)	–	(0.03)	$10.80	8.35%	$1,084	0.98%	1.11%	1.51%	1.45%

Class C Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$6.48	0.05	(0.41)	(0.36)	(0.06)	(0.02)	(0.08)	$6.04	(5.50%)	$157,825	1.33%	1.69%	1.33%	7.01%
Year Ended October 31, 2008 (f)	$10.81	0.07	(4.23)	(4.16)	(0.16)	(0.01)	(0.17)	$6.48	(38.99%)	$135,913	1.33%	0.81%	1.37%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.82	0.84	(0.03)	–	(0.03)	$10.81	8.42%	$1,084	1.40%	1.13%	1.45%	1.45%

Class R1 Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$6.47	0.05	(0.41)	(0.36)	(0.07)	(0.02)	(0.09)	$6.02	(5.51%)	$1,759,215	1.17%	1.84%	1.17%	7.01%
Year Ended October 31, 2008 (f)	$10.81	0.12	(4.27)	(4.15)	(0.18)	(0.01)	(0.19)	$6.47	(38.97%)	$530,691	1.20%	1.47%	1.23%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.82	0.84	(0.03)	–	(0.03)	$10.81	8.42%	$1,084	1.40%	1.13%	1.45%	1.45%

Class R2 Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$6.47	0.06	(0.42)	(0.36)	(0.07)	(0.02)	(0.09)	$6.02	(5.50%)	$8,398,587	1.06%	1.97%	1.06%	7.01%
Year Ended October 31, 2008 (f)	$10.81	0.09	(4.21)	(4.12)	(0.21)	(0.01)	(0.22)	$6.47	(38.82%)	$4,140,142	1.02%	1.09%	1.11%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.82	0.84	(0.03)	–	(0.03)	$10.81	8.45%	$1,854	1.07%	1.09%	1.19%	1.45%

Institutional Service Class Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$6.49	0.07	(0.41)	(0.34)	(0.08)	(0.02)	(0.10)	$6.05	(5.11%)	$1,355,138	0.54%	2.50%	0.54%	7.01%
Year Ended October 31, 2008 (f)	$10.81	0.13	(4.22)	(4.09)	(0.22)	(0.01)	(0.23)	$6.49	(38.54%)	$525,479	0.58%	1.66%	0.61%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.82	0.85	(0.04)	–	(0.04)	$10.81	8.48%	$1,085	0.70%	1.83%	0.75%	1.45%

Institutional Class Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$6.50	0.07	(0.41)	(0.34)	(0.09)	(0.02)	(0.11)	$6.05	(5.15%)	$2,377,126	0.33%	2.34%	0.33%	7.01%
Year Ended October 31, 2008 (f)	$10.82	0.17	(4.24)	(4.07)	(0.24)	(0.01)	(0.25)	$6.50	(38.37%)	$962,281	0.33%	1.88%	0.45%	23.61%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.82	0.86	(0.04)	–	(0.04)	$10.82	8.61%	$1,080,215	0.33%	2.10%	0.50%	1.45%
 Amounts designated as “ – ” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares outstanding during the period.

(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are in integral part of these financial statements.

2009 Semiannual Report 95

Nationwide Destination 2045 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2009, the Nationwide Destination 2045 Fund (Class A at NAV) registered -5.56% versus -3.41% for its composite benchmark, the Dow Jones (DJ) U.S. Target 2045 Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target 2045 Funds (consisting of 102 funds as of April 30, 2009) was -3.72%.

What areas of investment provided the most positive relative returns for the Fund?

The Vanguard Emerging Markets Stock Index (ETF) and the Nationwide Bond Index Fund (with allocations of approximately 6% and 4%, respectively) provided the most positive relative returns for the overall portfolio, gaining 15.97% and 7.49%, respectively, during the reporting period. After posting some of the worst returns in recent quarters, emerging market equities began to rebound strongly in the first quarter of 2009 and closed the reporting period with double-digit gains. The broad fixed-income market investments that make up the portfolio of the Nationwide Bond Index Fund showed strength amid the generally risk-averse market environment that prevailed during the reporting period.

What areas of investment detracted from Fund performance?

The declines posted by the Nationwide S&P 500 Index Fund, with -8.64%, and the Nationwide International Index Fund, with -4.35%, (with allocations of approximately 31% and 23%, respectively) proved to be the largest negative contributions to the overall portfolio during the reporting period. Four of the 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns, with the information technology sector leading the way with a gain of 5.61%. Coincidentally, four of the 10 sectors within the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index also recorded positive returns; the materials sector was the best performer, with 8.99%. By contrast, the health-care sector within the MSCI EAFE Index posted the weakest results, with -13.04% for the reporting period.

What is your outlook for the near term?

The unprecedented decline in equity markets has begun to abate; we have seen some significant gains from the middle of March 2009 onward. This is cause for optimism, although overall financial conditions are still tenuous. This optimism, however, should be tempered with caution, because the rebound in the financial markets does not signal an end to the U.S. recession. The road back to a less volatile economic picture still lies mostly ahead of us. The market environment suggests that long-term investing and portfolio diversification may provide shareholders with a positive option for the near future.

96 Semiannual Report 2009

The table below lists the target allocation (as of April 30, 2009) for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Destination 2045 Fund
Performance of Underlying Investments for the Six-Months Ended April 30, 2009

		Target	Six-Month
Asset Class	Underlying Investment	Allocation	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	31%	-8.64%

International Stocks	Nationwide International Index Fund	23%	-4.35%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	13%	-0.41%

Small-Cap Stocks	Nationwide Small Cap Index Fund	12%	-8.37%

Emerging Market Stocks	Vanguard Emerging Markets Fund*	6%	15.97%

Commodity Stocks	Credit Suisse Commodity Return Strategy Fund	5%	-15.23%

Intermediate-Term Bonds	Nationwide Bond Index Fund	4%	7.49%

Domestic REITs	Vanguard REIT Fund*	3%	-19.78%

International REITs	SPDR Dow Jones Wilshire International Fund*	2%	-9.83%

Money Market Investments	Nationwide Money Market Fund	1%	0.20%

*	Exchange Traded Fund

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Performance shown is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized.

Portfolio Manager:
Thomas R. Hickey Jr.

2009 Semiannual Report 97

Fund Performance	Nationwide Destination 2045 Fund

Average Annual Total Return
For period ended April 30, 2009

		Six
		Months*	1 Yr.	Inception[1]

Class A	w/o SC5	-5.56%	-36.71%	-24.46%
	w/SC3	-11.05%	-40.32%	-27.09%

Class C	w/o SC5	-5.59%	-36.89%	-24.82%
	w/SC4	-6.52%	-37.51%	-24.82%

Class R1[2]		-5.56%	-36.87%	-24.82%

Class R2[2]		-5.64%	-36.84%	-24.67%

Institutional Service Class[2]		-5.46%	-36.63%	-24.45%

Institutional Class[2]		-5.18%	-36.38%	-24.14%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Fund commenced operations on August 30, 2007.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	These returns do not reflect the effects of sales charges (SC).

Expense Ratios

Expense
Ratio*

Class A	1.05%

Class C	1.66%

Class R1	1.43%

Class R2	1.29%

Institutional Service Class	0.80%

Institutional Class	0.66%

*	Annualized data as of October 31, 2008. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Annualized expense ratios for the six-month period ending April 30, 2009 appear in the “Shareholder Expense Example” section of the report.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2045 Fund, Dow Jones Target 2045 Index(a), the Dow Jones Wilshire 5000 Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes — stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Barclays Capital subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The Dow Jones Wilshire 5000 Index is an unmanaged, market capitalization-weighted index of all U.S.-headquartered equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

(c)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

98 Semiannual Report 2009

Shareholder	Nationwide Destination 2045 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholders Expenses
Expense Analysis of a $1,000 Investment
April 30, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2045 Fund			11/01/08	04/30/09	11/01/08 - 04/30/09 [a,b]	11/01/08 - 04/30/09 [a,b]

Class A	Actual		1,000.00	944.38	3.85	0.80
	Hypothetical	[c]	1,000.00	1,020.83	4.01	0.80

Class C	Actual		1,000.00	944.07	6.36	1.32
	Hypothetical	[c]	1,000.00	1,018.25	6.63	1.32

Class R1	Actual		1,000.00	944.43	5.72	1.19
	Hypothetical	[c]	1,000.00	1,018.91	5.96	1.19

Class R2	Actual		1,000.00	943.62	4.96	1.03
	Hypothetical	[c]	1,000.00	1,019.69	5.17	1.03

Institutional Service Class	Actual		1,000.00	945.42	2.70	0.56
	Hypothetical	[c]	1,000.00	1,022.02	2.81	0.56

Institutional Class	Actual		1,000.00	948.23	1.57	0.33
	Hypothetical	[c]	1,000.00	1,023.18	1.63	0.33

[a]	Expenses are equal to the fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.
[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.
[c]	Represents the hypothetical 5% return before expenses.

2009 Semiannual Report 99

Portfolio Summary	Nationwide Destination 2045 Fund
April 30, 2009 (Unaudited)

Asset Allocation

Equity Funds	95.6%
Fixed Income Funds	3.5%
Money Market Fund	0.9%
Liabilities in excess of other assets	(0	.0)%

	100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	30.3%
Nationwide International Index Fund, Institutional Class	23.1%
Nationwide Mid Cap Market Index Fund, Institutional Class	13.3%
Nationwide Small Cap Index Fund, Institutional Class	12.4%
Vanguard Emerging Markets Fund	6.3%
Credit Suisse Commodity Return Strategy Fund	4.5%
Vanguard REIT Fund	3.6%
Nationwide Bond Index Fund, Institutional Class	3.5%
SPDR Dow Jones Wilshire International Real Estate Fund	2.1%
Nationwide Money Market Fund, Institutional Class	0.9%

100.0%

The accompanying notes are an integral part of these financial statements.

100 Semiannual Report 2009

Statement of Investments
April 30, 2009 (Unaudited)

Nationwide Destination 2045 Fund

Mutual Funds 88.0%

	Shares	Market Value

Equity Funds 83.6%
Credit Suisse Commodity Return Strategy Fund	37,576	$272,427
Nationwide International Index Fund, Institutional Class (a)	258,931	1,387,871
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	86,270	799,727
Nationwide S&P 500 Index Fund, Institutional Class (a)	248,289	1,817,477
Nationwide Small Cap Index Fund, Institutional Class (a)	99,538	741,556

		5,019,058

Fixed Income Fund 3.5%(a)
Nationwide Bond Index Fund, Institutional Class	19,674	213,261

Money Market Fund 0.9%(a)(b)
Nationwide Money Market Fund, Institutional Class, 0.01%	53,053	53,053

Total Mutual Funds (cost $5,670,106)		5,285,372

Exchange Traded Funds 12.0%

	Shares	Market Value

Equity Funds 12.0%
SPDR Dow Jones Wilshire International Real Estate Fund	4,955	123,528
Vanguard Emerging Markets Fund	13,639	377,391
Vanguard REIT Fund	6,906	219,128

Total Exchange Traded Funds (cost $760,102)		720,047

Total Investments (cost $6,430,208) (c) — 100.0%		6,005,419

Liabilities in excess of other assets — 0.0%		(2,132)

NET ASSETS — 100.0%		$6,003,287

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2009.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 101

Statement of Assets and Liabilities
April 30, 2009 (Unaudited)

Nationwide Destination 2045
Fund

Assets:
Investments in non-affiliates, at value (cost $1,089,871)	$992,474
Investments in affiliates, at value (cost $5,340,337)	5,012,945

Total Investments	6,005,419

Cash	4,732
Dividends receivable from affiliates	754
Receivable for capital shares issued	4,228
Receivable for investments sold	4,066
Other assets	199

Total Assets	6,019,398

Liabilities:
Payable for investments purchased	4,685
Payable for capital shares redeemed	8,306
Accrued expenses and other payables:
Investment advisory fees	1,447
Distribution fees	1,673

Total Liabilities	16,111

Net Assets	$6,003,287

Represented by:
Capital	$7,215,572
Accumulated net investment loss	(1,104)
Accumulated net realized losses from investment transactions	(786,392)
Net unrealized appreciation/(depreciation) from investments in affiliates	(327,392)
Net unrealized appreciation/(depreciation) from investments in non-affiliates	(97,397)

Net Assets	$6,003,287

Net Assets:
Class A Shares	$588,848
Class C Shares	49,509
Class R1	93,137
Class R2	3,904,737
Institutional Service Class Shares	288,278
Institutional Class Shares	1,078,778

Total	$6,003,287

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	98,431
Class C Shares	8,284
Class R1 Shares	15,606
Class R2 Shares	654,794
Institutional Service Class Shares	48,248
Institutional Class Shares	180,076

Total	1,005,439

The accompanying notes are an integral part of these financial statements.

102 Semiannual Report 2009

Nationwide Destination 2045
Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$5.98
Class C Shares (a)	$5.98
Class R1 Shares	$5.97
Class R2 Shares	$5.96
Institutional Service Class Shares	$5.97
Institutional Class Shares	$5.99

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$6.34

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 103

Statement of Operations
For the Six Months Ended April 30, 2009 (Unaudited)

Nationwide
Destination 2045
Fund

INVESTMENT INCOME:
Dividend income from affiliates	$43,158
Dividend income from non-affiliates	17,576

Total Income	60,734

EXPENSES:
Investment advisory fees	6,501
Distribution fees Class A	483
Distribution fees Class C	121
Distribution fees Class R1	212
Distribution fees Class R2	6,043
Administrative services fees Class A	436
Administrative services fees Class R1	70
Administrative services fees Class R2	2,433
Administrative services fees Institutional Service Class	231

Net Expenses	16,530

NET INVESTMENT INCOME	44,204

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	108,744
Net realized losses from investment transactions with affiliates	(738,712)
Net realized losses from investment transactions with non-affiliates	(122,884)

Net realized losses from affiliated and non-affiliated investments	(752,852)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	607,299
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	138,683

Net change in unrealized appreciation/(depreciation) from investments	745,982

Net realized/unrealized losses from affiliated and non-affiliated investments	(6,870)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$37,334

The accompanying notes are an integral part of these financial statements.

104 Semiannual Report 2009

Statements of Changes in Net Assets

	Nationwide Destination 2045 Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)
Operations:
Net investment income	$44,204	$32,292
Net realized gains (losses) from investment transactions	(752,852)	2,184
Net change in unrealized appreciation/(depreciation) from investments	745,982	(1,256,823)

Change in net assets resulting from operations	37,334	(1,222,347)

Distributions to Shareholders From:
Net investment income:
Class A	(4,529)	(1,844)
Class C	(139)	(43)
Class R1	(732)	(95)
Class R2	(26,830)	(12,381)
Institutional Service Class	(2,631)	(370)
Institutional Class	(11,336)	(20,428)
Net realized gains:
Class A	(3,117)	(2)
Class C	(46)	(1)
Class R1	(603)	(1)
Class R2	(19,905)	(61)
Institutional Service Class	(1,679)	(1)
Institutional Class	(6,626)	(854)

Change in net assets from shareholder distributions	(78,173)	(36,081)

Change in net assets from capital transactions	2,987,886	3,218,036

Change in net assets	2,947,047	1,959,608

Net Assets:
Beginning of period	3,056,240	1,096,632

End of period	$6,003,287	$3,056,240

Accumulated undistributed net investment income (loss) at end of period	$(1,104)	$889

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$293,824	$412,926
Dividends reinvested	7,646	1,846
Cost of shares redeemed	(18,125)	(3,095)

Total Class A	283,345	411,677

Class C Shares
Proceeds from shares issued	40,366	6,397
Dividends reinvested	185	44
Cost of shares redeemed	(20)	–

Total Class C	40,531	6,441

Class R1 Shares
Proceeds from shares issued	34,232	77,048
Dividends reinvested	1,335	96
Cost of shares redeemed	(77)	(3,077)

Total Class R1	35,490	74,067

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 105

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2045 Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$2,307,359	$2,562,391
Dividends reinvested	46,735	12,442
Cost of shares redeemed	(282,263)	(117,680)

Total Class R2	2,071,831	2,457,153

Institutional Service Class Shares
Proceeds from shares issued	224,355	191,393
Dividends reinvested	4,310	371
Cost of shares redeemed	(86,009)	(20,814)

Total Institutional Service Class	142,656	170,950

Institutional Class Shares
Proceeds from shares issued	480,986	89,304
Dividends reinvested	17,962	21,282
Cost of shares redeemed	(84,915)	(12,838)

Total Institutional Class	414,033	97,748

Change in net assets from capital transactions:	$2,987,886	$3,218,036

SHARE TRANSACTIONS:
Class A Shares
Issued	52,925	47,312
Reinvested	1,324	214
Redeemed	(3,115)	(386)

Total Class A Shares	51,134	47,140

Class C Shares
Issued	7,484	665
Reinvested	33	5
Redeemed	(3)	–

Total Class C Shares	7,514	670

Class R1 Shares
Issued	6,276	9,476
Reinvested	230	11
Redeemed	(13)	(474)

Total R1 Shares	6,493	9,013

Class R2 Shares
Issued	422,404	292,840
Reinvested	8,084	1,415
Redeemed	(57,696)	(12,825)

Total R2 Shares	372,792	281,430

Institutional Service Class Shares
Issued	40,063	24,967
Reinvested	748	44
Redeemed	(15,348)	(2,326)

Total Institutional Service Class Shares	25,463	22,685

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

106 Semiannual Report 2009

	Nationwide Destination 2045 Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	82,189	10,020
Reinvested	3,110	2,233
Redeemed	(15,822)	(1,532)

Total Institutional Class Shares	69,477	10,721

Total change in shares:	532,873	371,659

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 107

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2045 Fund

		Operations			Distributions					Ratio / Supplemental Data
			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$6.48	0.06	(0.42)	(0.36)	(0.08)	(0.06)	(0.14)	$5.98	(5.56%)	$588,848	0.80%	2.29%	0.80%	20.49%
Year Ended October 31, 2008 (f)	$10.87	0.14	(4.35)	(4.21)	(0.17)	(0.01)	(0.18)	$6.48	(39.25%)	$306,286	0.76%	1.64%	0.83%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.88	0.90	(0.03)	–	(0.03)	$10.87	9.06%	$1,708	0.85%	1.32%	1.26%	1.44%

Class C Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$6.47	0.02	(0.39)	(0.37)	(0.06)	(0.06)	(0.12)	$5.98	(5.59%)	$49,509	1.32%	0.75%	1.32%	20.49%
Year Ended October 31, 2008 (f)	$10.86	0.12	(4.38)	(4.26)	(0.12)	(0.01)	(0.13)	$6.47	(39.64%)	$4,982	1.34%	1.35%	1.40%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.87	0.89	(0.03)	–	(0.03)	$10.86	8.93%	$1,089	1.40%	0.90%	1.48%	1.44%

Class R1 Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$6.46	0.06	(0.42)	(0.36)	(0.07)	(0.06)	(0.13)	$5.97	(5.56%)	$93,137	1.19%	2.12%	1.19%	20.49%
Year Ended October 31, 2008 (f)	$10.86	0.05	(4.31)	(4.26)	(0.13)	(0.01)	(0.14)	$6.46	(39.65%)	$58,896	1.14%	0.63%	1.18%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.87	0.89	(0.03)	–	(0.03)	$10.86	8.93%	$1,089	1.40%	0.90%	1.48%	1.44%

Class R2 Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$6.46	0.06	(0.43)	(0.37)	(0.07)	(0.06)	(0.13)	$5.96	(5.64%)	$3,904,737	1.03%	2.06%	1.03%	20.49%
Year Ended October 31, 2008 (f)	$10.86	0.11	(4.33)	(4.22)	(0.17)	(0.01)	(0.18)	$6.46	(39.42%)	$1,821,560	0.95%	1.32%	1.04%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.87	0.89	(0.03)	–	(0.03)	$10.86	8.96%	$6,211	1.05%	1.25%	1.14%	1.44%

Institutional Service Class Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$6.47	0.08	(0.44)	(0.36)	(0.08)	(0.06)	(0.14)	$5.97	(5.46%)	$288,278	0.56%	2.75%	0.56%	20.49%
Year Ended October 31, 2008 (f)	$10.86	0.15	(4.35)	(4.20)	(0.18)	(0.01)	(0.19)	$6.47	(39.26%)	$147,351	0.59%	1.96%	0.60%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.87	0.90	(0.04)	–	(0.04)	$10.86	8.98%	$1,090	0.70%	1.59%	0.79%	1.44%

Institutional Class Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$6.48	0.07	(0.41)	(0.34)	(0.09)	(0.06)	(0.15)	$5.99	(5.18%)	$1,078,778	0.33%	2.63%	0.33%	20.49%
Year Ended October 31, 2008 (f)	$10.87	0.17	(4.35)	(4.18)	(0.20)	(0.01)	(0.21)	$6.48	(39.09%)	$717,165	0.33%	1.88%	0.46%	19.55%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.87	0.91	(0.04)	–	(0.04)	$10.87	9.11%	$1,085,445	0.33%	2.01%	0.50%	1.44%
Amounts designated as “ – ” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares outstanding during the period.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are in integral part of these financial statements.

108 Semiannual Report 2009

Nationwide Destination 2050 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2009, the Nationwide Destination 2050 Fund (Class A at NAV) registered -4.54% versus -3.41% for its composite benchmark, the Dow Jones (DJ) U.S. Target 2050 Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target 2050+ Funds (consisting of 137 funds as of April 30, 2009) was -3.95%.

What areas of investment provided the most positive relative returns for the Fund?

The Vanguard Emerging Markets Stock Index (ETF) and the Nationwide Bond Index Fund (with allocations of approximately 6% and 4%, respectively) provided the most positive returns for the overall portfolio, gaining 15.97% and 7.49%, respectively. After posting some of the worst returns in recent quarters, emerging market equities began to rebound strongly in the first quarter of 2009 and closed the reporting period with double-digit gains. The broad fixed-income market investments that make up the portfolio of the Nationwide Bond Index Fund showed strength amid the generally risk-averse market environment that prevailed during the reporting period.

What areas of investment detracted from Fund performance?

The declines posted by the Nationwide S&P 500 Index Fund, with -8.64%, and the Nationwide International Index Fund, -4.35%, (with allocations of approximately 29% and 25%, respectively) proved to be the largest negative contributions to the overall portfolio during the reporting period. Four of the 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns, with the information technology sector leading the way with a gain of 5.61%. Coincidentally, four of the 10 sectors within the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index also recorded positive returns; the materials sector was the best performer, with 8.99%. By contrast, the health-care sector within the MSCI EAFE Index posted the weakest results, with -13.04% for the reporting period.

What is your outlook for the near term?

The unprecedented decline in equity markets has begun to abate; we have seen some significant gains from the middle of March 2009 onward. This is cause for optimism, although overall financial conditions are still tenuous. This optimism, however, should be tempered with caution, because the rebound in the financial markets does not signal an end to the U.S. recession. The road back to a less volatile economic picture still lies mostly ahead of us. The market environment suggests that long-term investing and portfolio diversification may provide shareholders with a positive option for the near future.

2009 Semiannual Report 109

Nationwide Destination 2050 Fund
Continued

The table below lists the target allocation (as of April 30, 2009) for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Destination 2050 Fund
Performance of Underlying Investments for the Six-Months Ended April 30, 2009

		Target	Six-Month
Asset Class	Underlying Investment	Allocation	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	29%	-8.64%

International Stocks	Nationwide International Index Fund	25%	-4.35%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	13%	-0.41%

Small-Cap Stocks	Nationwide Small Cap Index Fund	12%	-8.37%

Emerging Market Stocks	Vanguard Emerging Markets Fund*	6%	15.97%

Commodity Stocks	Credit Suisse Commodity Return Strategy Fund	5%	-15.23%

Intermediate-Term Bonds	Nationwide Bond Index Fund	4%	7.49%

Domestic REITs	Vanguard REIT Fund*	3%	-19.78%

International REITs	SPDR Dow Jones Wilshire International Real Estate Fund*	2%	-9.83%

Money Market Investments	Nationwide Money Market Fund	1%	0.20%

*	Exchange Traded Fund

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Performance shown is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized.

Portfolio Manager:
Thomas R. Hickey Jr.

110 Semiannual Report 2009

Fund Performance	Nationwide Destination 2050 Fund

Average Annual Total Return
For period ended April 30, 2009

		Six
		Months*	1 Yr.	Inception[1]

Class A	w/o SC5	-4.54%	-36.25%	-24.07%
	w/SC3	-10.01%	-39.91%	-26.71%

Class C	w/o SC5	-5.10%	-37.00%	-24.78%
	w/SC4	-6.03%	-37.62%	-24.78%

Class R1[2]		-4.98%	-36.72%	-24.59%

Class R2[2]		-4.95%	-36.72%	-24.50%

Institutional Service Class[2]		-4.60%	-36.36%	-24.10%

Institutional Class[2]		-4.60%	-36.24%	-23.92%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Fund commenced operations on August 30, 2007.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	These returns do not reflect the effects of sales charges (SC).

Expense Ratios

Expense
Ratio*

Class A	0.98%

Class C	1.66%

Class R1	1.50%

Class R2	1.34%

Institutional Service Class	0.82%

Institutional Class	0.66%

*	Annualized data as of October 31, 2008. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Annualized expense ratios for the six-month period ending April 30, 2009 appear in the “Shareholder Expense Example” section of the report.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2050 Fund, Dow Jones Target 2050 Index(a), the Dow Jones Wilshire 5000 Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes — stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Barclays Capital subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The Dow Jones Wilshire 5000 Index is an unmanaged, market capitalization-weighted index of all U.S.-headquartered equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

(c)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2009 Semiannual Report 111

Shareholder	Nationwide Destination 2050 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Destination 2050 Fund			11/01/08	04/30/09	11/01/08 - 04/30/09 [a,b]	11/01/08 - 04/30/09 [a,b]

Class A	Actual		1,000.00	954.60	3.86	0.80
	Hypothetical	[c]	1,000.00	1,020.84	4.00	0.80

Class C	Actual		1,000.00	949.04	6.41	1.33
	Hypothetical	[c]	1,000.00	1,018.22	6.66	1.33

Class R1	Actual		1,000.00	950.15	6.43	1.33
	Hypothetical	[c]	1,000.00	1,018.20	6.68	1.33

Class R2	Actual		1,000.00	950.48	5.17	1.07
	Hypothetical	[c]	1,000.00	1,019.50	5.36	1.07

Institutional Service Class	Actual		1,000.00	954.00	2.82	0.58
	Hypothetical	[c]	1,000.00	1,021.91	2.92	0.58

Institutional Class	Actual		1,000.00	954.00	1.59	0.33
	Hypothetical	[c]	1,000.00	1,023.17	1.65	0.33

[a]	Expenses are equal to the fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.
[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.
[c]	Represents the hypothetical 5% return before expenses.

112 Semiannual Report 2009

Portfolio Summary	Nationwide Destination 2050 Fund
April 30, 2009 (Unaudited)

Asset Allocation

Equity Funds	95.7%
Fixed Income Funds	3.5%
Money Market Fund	0.9%
Liabilities in excess of other assets	(0	.1)%

	100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	28.3%
Nationwide International Index Fund, Institutional Class	25.1%
Nationwide Mid Cap Market Index Fund, Institutional Class	13.3%
Nationwide Small Cap Index Fund, Institutional Class	12.3%
Vanguard Emerging Markets Fund	6.3%
Credit Suisse Commodity Return Strategy Fund	4.5%
Vanguard REIT Fund	3.7%
Nationwide Bond Index Fund, Institutional Class	3.5%
SPDR Dow Jones Wilshire International Real Estate Fund	2.1%
Nationwide Money Market Fund, Institutional Class	0.9%

100.0%

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 113

Statement of Investments
April 30, 2009 (Unaudited)

Nationwide Destination 2050 Fund

Mutual Funds 88.0%

	Shares	Market Value

Equity Funds 83.6%
Credit Suisse Commodity Return Strategy Fund	80,678	$584,918
Nationwide International Index Fund, Institutional Class (a)	606,013	3,248,229
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	185,781	1,722,190
Nationwide S&P 500 Index Fund, Institutional Class (a)	499,489	3,656,261
Nationwide Small Cap Index Fund, Institutional Class (a)	214,403	1,597,303

		10,808,901

Fixed Income Fund 3.5% (a)
Nationwide Bond Index Fund, Institutional Class	42,161	457,021

Money Market Fund 0.9% (a)(b)
Nationwide Money Market Fund, Institutional Class, 0.01%	113,694	113,694

Total Mutual Funds (cost $11,301,840)		11,379,616

Exchange Traded Funds 12.1%

	Shares	Market Value

Equity Funds 12.1%
SPDR Dow Jones Wilshire International Real Estate Fund	10,741	267,773
Vanguard Emerging Markets Fund	29,448	814,826
Vanguard REIT Fund	15,107	479,345

Total Exchange Traded Funds (cost $1,337,413)		1,561,944

Total Investments (cost $12,639,253) (c) — 100.1%		12,941,560

Liabilities in excess of other assets — (0.1)%		(10,640)

NET ASSETS — 100.0%		$12,930,920

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2009.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

114 Semiannual Report 2009

Statement of Assets and Liabilities
April 30, 2009 (Unaudited)

Nationwide
Destination 2050
Fund

Assets:
Investments in non-affiliates, at value (cost $1,945,044)	$2,146,862
Investments in affiliates, at value (cost $10,694,209)	10,794,698

Total Investments	12,941,560

Dividends receivable from affiliates	1,672
Receivable for capital shares issued	19,007
Receivable for investments sold	39,210

Total Assets	13,001,449

Liabilities:
Cash overdraft	6,186
Payable for investments purchased	444
Payable for capital shares redeemed	55,849
Accrued expenses and other payables:
Investment advisory fees	3,288
Distribution fees	2,926
Administrative services fees	1,836

Total Liabilities	70,529

Net Assets	$12,930,920

Represented by:
Capital	$13,268,398
Accumulated net investment loss	(2,303)
Accumulated net realized losses from investment transactions	(637,482)
Net unrealized appreciation/(depreciation) from investments in affiliates	100,489
Net unrealized appreciation/(depreciation) from investments in non-affiliates	201,818

Net Assets	$12,930,920

Net Assets:
Class A Shares	$7,743,052
Class C Shares	7,383
Class R1	355,116
Class R2	3,111,271
Institutional Service Class Shares	797,625
Institutional Class Shares	916,473

Total	$12,930,920

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,295,486
Class C Shares	1,238
Class R1 Shares	59,529
Class R2 Shares	522,673
Institutional Service Class Shares	133,447
Institutional Class Shares	153,211

Total	2,165,584

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 115

Statement of Assets and Liabilities (Continued)

Nationwide
Destination 2050
Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$5.98
Class C Shares (a)	$5.96
Class R1 Shares	$5.97
Class R2 Shares	$5.95
Institutional Service Class Shares	$5.98
Institutional Class Shares	$5.98
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$6.34

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

116 Semiannual Report 2009

Statement of Operations
For the Six Months Ended April 30, 2009 (Unaudited)

Nationwide
Destination 2050
Fund

INVESTMENT INCOME:
Dividend income from affiliates	$64,545
Dividend income from non-affiliates	26,426

Total Income	90,971

EXPENSES:
Investment advisory fees	10,615
Distribution fees Class A	3,351
Distribution fees Class C	34
Distribution fees Class R1	978
Distribution fees Class R2	5,419
Administrative services fees Class A	3,050
Administrative services fees Class R1	533
Administrative services fees Class R2	2,636
Administrative services fees Institutional Service Class	662

Net Expenses	27,278

NET INVESTMENT INCOME	63,693

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	122,350
Net realized losses from investment transactions with affiliates	(455,406)
Net realized losses from investment transactions with non-affiliates	(218,306)

Net realized losses from affiliated and non-affiliated investments	(551,362)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	1,063,333
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	473,937

Net change in unrealized appreciation/(depreciation) from investments	1,537,270

Net realized/unrealized gains from affiliated and non-affiliated investments	985,908

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,049,601

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 117

Statements of Changes in Net Assets

	Nationwide Destination 2050 Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)
Operations:
Net investment income	$63,693	$31,267
Net realized losses from investment transactions	(551,362)	(48,073)
Net change in unrealized appreciation/(depreciation) from investments	1,537,270	(1,325,718)

Change in net assets resulting from operations	1,049,601	(1,342,524)

Distributions to Shareholders From:
Net investment income:
Class A	(16,965)	(2,585)
Class C	(74)	(44)
Class R1	(3,454)	(1,151)
Class R2	(26,541)	(10,330)
Institutional Service Class	(6,904)	(1,817)
Institutional Class	(12,059)	(29,198)
Net realized gains:
Class A	(1,324)	(26)
Class C	(42)	(1)
Class R1	(2,060)	(1)
Class R2	(13,102)	(9)
Institutional Service Class	(2,929)	(1)
Institutional Class	(4,746)	(509)

Change in net assets from shareholder distributions	(90,200)	(45,672)

Change in net assets from capital transactions	8,582,874	3,614,617

Change in net assets	9,542,275	2,226,421

Net Assets:
Beginning of period	3,388,645	1,162,224

End of period	$12,930,920	$3,388,645

Accumulated undistributed net investment income (loss) at end of period	$(2,303)	$1

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$6,902,426	$279,564
Dividends reinvested	18,289	2,611
Cost of shares redeemed	(427,931)	(49,574)

Total Class A	6,492,784	232,601

Class C Shares
Proceeds from shares issued	1,406	18,154
Dividends reinvested	116	44
Cost of shares redeemed	–	(9,295)

Total Class C	1,522	8,903

Class R1 Shares
Proceeds from shares issued	52,978	430,694
Dividends reinvested	5,514	1,152
Cost of shares redeemed	(2,412)	(1,703)

Total Class R1	56,080	430,143

Amounts designated as “ – ” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

118 Semiannual Report 2009

	Nationwide Destination 2050 Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$1,288,409	$2,831,852
Dividends reinvested	39,643	10,339
Cost of shares redeemed	(3,371)	(456,335)

Total Class R2	1,324,681	2,385,856

Institutional Service Class Shares
Proceeds from shares issued	604,865	489,188
Dividends reinvested	9,833	1,818
Cost of shares redeemed	(144,013)	(42,289)

Total Institutional Service Class	470,685	448,717

Institutional Class Shares
Proceeds from shares issued	228,952	85,645
Dividends reinvested	16,805	29,707
Cost of shares redeemed	(8,635)	(6,955)

Total Institutional Class	237,122	108,397

Change in net assets from capital transactions:	$8,582,874	$3,614,617

SHARE TRANSACTIONS:
Class A Shares
Issued	1,336,658	31,394
Reinvested	3,335	284
Redeemed	(75,825)	(5,265)

Total Class A Shares	1,264,168	26,413

Class C Shares
Issued	166	1,895
Reinvested	20	5
Redeemed	–	(948)

Total Class C Shares	186	952

Class R1 Shares
Issued	9,783	49,235
Reinvested	952	138
Redeemed	(428)	(251)

Total R1 Shares	10,307	49,122

Class R2 Shares
Issued	232,905	332,471
Reinvested	6,878	1,183
Redeemed	(626)	(51,354)

Total R2 Shares	239,157	282,300

Institutional Service Class Shares
Issued	108,264	57,184
Reinvested	1,708	216
Redeemed	(29,154)	(4,871)

Total Institutional Service Class Shares	80,818	52,529

Amounts designated as “ – ” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 119

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2050 Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	39,933	9,403
Reinvested	2,918	3,069
Redeemed	(1,600)	(765)

Total Institutional Class Shares	41,251	11,707

Total change in shares:	1,635,887	423,023

Amounts designated as “ – ” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

120 Semiannual Report 2009

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2050 Fund

		Operations			Distributions					Ratio / Supplemental Data

			Net Realized									Ratio of Net	Ratio of
			and									Investment	Expenses
	Net Asset	Net	Unrealized								Ratio of	Income	(Prior to
	Value,	Investment	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	(Loss) to	Reimbursements)
	Beginning	Income	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	Average	to Average	Portfolio
	of Period	(Loss)	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$6.42	0.04	(0.34)	(0.30)	(0.10)	(0.04)	(0.14)	$5.98	(4.54%)	$7,743,052	0.80%	1.42%	0.80%	12.18%
Year Ended October 31, 2008 (f)	$10.89	0.14	(4.35)	(4.21)	(0.25)	(0.01)	(0.26)	$6.42	(39.48%)	$200,917	0.59%	1.55%	0.70%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	(0.01)	0.93	0.92	(0.03)	–	(0.03)	$10.89	9.25%	$53,443	0.86%	(0.30%)	1.08%	0.82%

Class C Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$6.40	0.05	(0.38)	(0.33)	(0.07)	(0.04)	(0.11)	$5.96	(5.10%)	$7,383	1.33%	1.96%	1.33%	12.18%
Year Ended October 31, 2008 (f)	$10.88	0.06	(4.34)	(4.28)	(0.19)	(0.01)	(0.20)	$6.40	(40.01%)	$6,734	1.34%	0.65%	1.43%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.89	0.91	(0.03)	–	(0.03)	$10.88	9.13%	$1,092	1.39%	0.87%	1.49%	0.82%

Class R1 Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$6.40	0.06	(0.38)	(0.32)	(0.07)	(0.04)	(0.11)	$5.97	(4.98%)	$355,116	1.33%	2.19%	1.33%	12.18%
Year Ended October 31, 2008 (f)	$10.88	0.06	(4.31)	(4.25)	(0.22)	(0.01)	(0.23)	$6.40	(39.82%)	$314,774	1.24%	0.72%	1.27%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.89	0.91	(0.03)	–	(0.03)	$10.88	9.13%	$1,092	1.39%	0.87%	1.49%	0.82%

Class R2 Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$6.39	0.06	(0.38)	(0.32)	(0.08)	(0.04)	(0.12)	$5.95	(4.95%)	$3,111,271	1.07%	2.22%	1.07%	12.18%
Year Ended October 31, 2008 (f)	$10.89	0.09	(4.33)	(4.24)	(0.25)	(0.01)	(0.26)	$6.39	(39.79%)	$1,810,597	1.03%	1.02%	1.11%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	0.01	0.91	0.92	(0.03)	–	(0.03)	$10.89	9.25%	$13,240	1.06%	0.62%	1.17%	0.82%

Institutional Service Class Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$6.41	0.06	(0.36)	(0.30)	(0.09)	(0.04)	(0.13)	$5.98	(4.60%)	$797,625	0.58%	2.08%	0.58%	12.18%
Year Ended October 31, 2008 (f)	$10.89	0.12	(4.33)	(4.21)	(0.26)	(0.01)	(0.27)	$6.41	(39.50%)	$337,395	0.60%	1.47%	0.65%	34.38%
Period Ended October 31, 2007 4(f)(g)	$10.00	0.03	0.90	0.93	(0.04)	–	(0.04)	$10.89	9.28%	$1,093	0.70%	1.57%	0.79%	0.82%

Institutional Class Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$6.42	0.08	(0.38)	(0.30)	(0.10)	(0.04)	(0.14)	$5.98	(4.60%)	$916,473	0.33%	3.01%	0.33%	12.18%
Year Ended October 31, 2008 (f)	$10.90	0.18	(4.37)	(4.19)	(0.28)	(0.01)	(0.29)	$6.42	(39.33%)	$718,228	0.33%	1.93%	0.46%	34.38%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.90	0.94	(0.04)	–	(0.04)	$10.90	9.41%	$1,092,264	0.33%	1.98%	0.50%	0.82%
Amounts designated as “ – ” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares outstanding during the period.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are in integral part of these financial statements.

2009 Semiannual Report 121

Nationwide Retirement Income Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2009, the Nationwide Retirement Income Fund (Class A at NAV) returned 2.58% versus 6.78% for its composite benchmark, the Dow Jones (DJ) U.S. Target Today Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 451 funds as of April 30, 2009) was 1.72%.

What areas of investment provided the most positive relative returns for the Fund?

The iShares Barclays TIPS Bond ETF and the Vanguard Short-Term Bond Index ETF (with allocations of approximately 24% and 18%, respectively) provided the most positive relative returns for the overall portfolio, gaining 9.44% and 5.02%, respectively, during the reporting period. Concerns over the potential inflationary impact of U.S. government economic stimulus actions drove up the values of inflation-protected securities, as reflected in the strong performance of the iShares Barclays TIPS Bond ETF. As risk aversion in the U.S. markets dominated the reporting period, the Vanguard Short-Term Bond Index ETF benefited from its large allocation to U.S. Treasury and government Agency bonds (more than 70% of the portfolio at the end of the period) and high credit quality (approximately 75% of the portfolio was rated Aaa by Moody’s Investors Service at the end of the reporting period).

What areas of investment detracted from Fund performance?

The declines posted by the Nationwide S&P 500 Index Fund, with -8.64%, and the Nationwide International Index Fund, with -4.35%, (with allocations of approximately 18% and 5%, respectively) proved to be the largest negative contributions to the overall portfolio during the reporting period. Four of the 10 sectors within the Standard & Poor’s 500® (S&P 500) Index recorded positive returns, with the information technology sector leading the way with a gain of 5.61%. Coincidentally, four of the 10 sectors within the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index also recorded positive returns; the materials sector was the best performer, with 8.99%. By contrast, the health-care sector within the MSCI EAFE Index posted the weakest results, with -13.04% for the reporting period.

What is your outlook for the near term?

The unprecedented decline in equity markets has begun to abate; we have seen some significant gains from the middle of March 2009 onward. This is a cause for optimism, although overall financial conditions are still tenuous. This optimism, however, should be tempered with caution, because the rebound in the financial markets does not signal an end to the U.S. recession. The road back to a less volatile economic picture still lies mostly ahead of us. The market environment suggests that long-term investing and portfolio diversification may provide shareholders with a positive option for the near future.

122 Semiannual Report 2009

The table below lists the target allocation (as of April 30, 2009) for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period. These allocations are subject to change at any time and without notice.

Nationwide Retirement Income Fund
Performance of Underlying Investments for the Six-Months Ended April 30, 2009

			Six-Month
Asset Class	Underlying Investment	Allocation	Return

Inflation-Protected Bonds	iShares Barclays U.S. Treasury Inflation Protection Securities Bond Index*	24%	9.44%

Large-Cap Stocks	Nationwide S&P 500 Index Fund	18%	-8.64%

Short-Term Bonds	Vanguard Short Term Bond Fund*	18%	5.02%

Money Market Investments	Nationwide Money Market Fund	11%	0.20%

International Bonds	Oppenheimer International Bond Fund	8%	8.13%

Intermediate-Term Bonds	Nationwide Bond Index Fund	7%	7.49%

International Stocks	Nationwide International Index Fund	5%	-4.35%

Commodity Stocks	Credit Suisse Commodity Return Strategy Fund	3%	-15.23%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	2%	-0.41%

High-Yield Bonds	T. Rowe Price High Yield Bond Fund	2%	10.36%

Domestic REITs	Vanguard REIT Fund*	1%	-19.78%

International REITs	SPDR Dow Jones Wilshire International Real Estate Fund*	1%	-9.83%

*	Exchange Traded Fund

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Performance shown is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized.

Portfolio Manager:
 Thomas R. Hickey Jr.

2009 Semiannual Report 123

Fund Performance	Nationwide Retirement Income Fund

Average Annual Total Return
For period ended April 30, 2009

		Six
		Months*	1 Yr.	Inception[1]

Class A	w/o SC5	2.58%	-13.08%	-5.55%
	w/SC3	-3.29%	-18.12%	-8.84%

Class C	w/o SC5	2.38%	-13.48%	-6.06%
	w/SC4	1.38%	-14.33%	-6.06%

Class R1[2]		2.30%	-13.38%	-5.94%

Class R2[2]		2.46%	-13.15%	-5.72%

Institutional Service Class[2]		2.69%	-12.80%	-5.35%

Institutional Class[2]		2.87%	-12.59%	-5.04%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	Fund commenced operations on August 30, 2007.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	These returns do not reflect the effects of sales charges (SC).

Expense Ratios

Expense
Ratio*

Class A	1.03%

Class C	1.66%

Class R1	1.48%

Class R2	1.25%

Institutional Service Class	0.84%

Institutional Class	0.66%

*	Annualized data as of October 31, 2008. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details. Annualized expense ratios for the six-month period ending April 30, 2009 appear in the “Shareholder Expense Example” section of the report.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Retirement Income Fund, the Dow Jones Target Today Index(a), the Barclays Capital U.S. Aggregate Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes — stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Barclays Capital subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The Barclays Capital U.S. Aggregate Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(c)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

124 Semiannual Report 2009

Shareholder	Nationwide Retirement Income Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2009

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Retirement Income Fund			11/01/08	04/30/09	11/01/08 - 04/30/09 [a,b]	11/01/08 - 04/30/09 [a,b]

Class A	Actual		1,000.00	1,025.81	2.97	0.59
	Hypothetical	[c]	1,000.00	1,021.86	2.97	0.59

Class C	Actual		1,000.00	1,023.83	6.26	1.25
	Hypothetical	[c]	1,000.00	1,018.61	6.26	1.25

Class R1	Actual		1,000.00	1,023.03	6.51	1.30
	Hypothetical	[c]	1,000.00	1,018.36	6.52	1.30

Class R2	Actual		1,000.00	1,024.64	4.92	0.98
	Hypothetical	[c]	1,000.00	1,019.94	4.92	0.98

Institutional Service Class	Actual		1,000.00	1,026.88	3.20	0.64
	Hypothetical	[c]	1,000.00	1,021.64	3.19	0.64

Institutional Class	Actual		1,000.00	1,028.72	1.65	0.33
	Hypothetical	[c]	1,000.00	1,023.16	1.65	0.33

[a]	Expenses are equal to the fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.
[b]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.
[c]	Represents the hypothetical 5% return before expenses.

2009 Semiannual Report 125

Portfolio Summary	Nationwide Retirement Income Fund
April 30, 2009 (Unaudited)

Asset Allocation

Fixed Income Funds	56.9%
Equity Funds	32.5%
Money Market Fund	10.6%
Other assets in excess of liabilities	0.0%

100.0%

Top Holdings

iShares Barclay U.S. Treasury Inflation Protected Securities Bond Fund	22.6%
Nationwide S&P 500 Index Fund, Institutional Class	19.2%
Vanguard Short-Term Bond Fund	17.5%
Nationwide Money Market Fund, Institutional Class	10.6%
Oppenheimer International Bond Fund, Class Y	7.9%
Nationwide Bond Index Fund, Institutional Class	6.8%
Nationwide International Index Fund, Institutional Class	5.5%
Credit Suisse Commodity Return Strategy Fund	3.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	2.3%
T. Rowe Price High Yield Bond Fund	2.1%
Other	2.5%

100.0%

The accompanying notes are an integral part of these financial statements.

126 Semiannual Report 2009

Statement of Investments
April 30, 2009 (Unaudited)

Nationwide Retirement Income Fund

Mutual Funds 57.4%

	Shares	Market Value

Equity Funds 30.0%
Credit Suisse Commodity Return Strategy Fund	39,968	$289,770
Nationwide International Index Fund, Institutional Class (a)	99,882	535,365
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	23,551	218,318
Nationwide S&P 500 Index Fund, Institutional Class (a)	255,662	1,871,442

		2,914,895

Fixed Income Funds 16.8%
Nationwide Bond Index Fund, Institutional Class (a)	60,957	660,770
Oppenheimer International Bond Fund, Class Y	134,790	772,349
T. Rowe Price High Yield Bond Fund	26,017	202,152

		1,635,271

Money Market Fund 10.6% (a)(b)
Nationwide Money Market Fund, Institutional Class, 0.01%	1,033,163	1,033,163

Total Mutual Funds (cost $5,844,966)		5,583,329

Exchange Traded Funds 42.6%

	Shares	Market Value

Equity Funds 2.5%
SPDR Dow Jones Wilshire International Real Estate Fund	4,405	109,817
Vanguard REIT Fund	4,086	129,649

		239,466

Fixed Income Funds 40.1%
iShares Barclay U.S. Treasury Inflation Protected Securities Bond Fund	21,944	2,204,055
Vanguard Short-Term Bond Fund	21,545	1,702,055

		3,906,110

Total Exchange Traded Funds (cost $4,180,512)		4,145,576

Total Investments (cost $10,025,478) (c) — 100.0%		9,728,905

Other assets in excess of liabilities — 0.0%		809

NET ASSETS — 100.0%		$9,729,714

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2009.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 127

Statement of Assets and Liabilities
April 30, 2009 (Unaudited)

Nationwide
Retirement
Income Fund

Assets:
Investments in non-affiliates, at value (cost $5,523,735)	$5,409,847
Investments in affiliates, at value (cost $4,501,743)	4,319,058

Total Investments	9,728,905

Dividends receivable from affiliates	2,366
Dividends receivable from non-affiliates	2,902
Receivable for capital shares issued	4,263
Receivable for investments sold	35,547

Total Assets	9,773,983

Liabilities:
Cash overdraft	34,136
Payable for investments purchased	2,932
Payable for capital shares redeemed	1,785
Accrued expenses and other payables:
Investment advisory fees	2,479
Distribution fees	2,068
Administrative services fees	869

Total Liabilities	44,269

Net Assets	$9,729,714

Represented by:
Capital	$10,497,989
Accumulated undistributed net investment income	14,147
Accumulated net realized losses from investment transactions	(485,849)
Net unrealized appreciation/(depreciation) from investments in affiliates	(182,685)
Net unrealized appreciation/(depreciation) from investments in non-affiliates	(113,888)

Net Assets	$9,729,714

Net Assets:
Class A Shares	$1,182,101
Class C Shares	901
Class R1	1,704,395
Class R2	2,581,701
Institutional Service Class Shares	1,699,801
Institutional Class Shares	2,560,815

Total	$9,729,714

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	136,740
Class C Shares	104
Class R1 Shares	197,458
Class R2 Shares	299,703
Institutional Service Class Shares	196,727
Institutional Class Shares	296,153

Total	1,126,885

The accompanying notes are an integral part of these financial statements.

128 Semiannual Report 2009

	Nationwide
	Retirement
	Income Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.64
Class C Shares (a)	$8.63	(b)
Class R1 Shares	$8.63
Class R2 Shares	$8.61
Institutional Service Class Shares	$8.64
Institutional Class Shares	$8.65
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.17

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(b)	The NAV reported above represents the traded NAV at April 30, 2009.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 129

Statement of Operations
For the Six Months Ended April 30, 2009 (Unaudited)

Nationwide
Retirement
Income Fund

INVESTMENT INCOME:
Dividend income from affiliates	$36,341
Dividend income from non-affiliates	61,587

Total Income	97,928

EXPENSES:
Investment advisory fees	11,579
Distribution fees Class A	538
Distribution fees Class C	4
Distribution fees Class R1	4,905
Distribution fees Class R2	5,036
Administrative services fees Class A	39
Administrative services fees Class R1	2,419
Administrative services fees Class R2	1,543
Administrative services fees Institutional Service Class	2,560

Net Expenses	28,623

NET INVESTMENT INCOME	69,305

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	31,194
Net realized gain distributions from underlying non-affiliated funds	3,645
Net realized losses from investment transactions with affiliates	(270,522)
Net realized losses from investment transactions with non-affiliates	(122,125)

Net realized losses from affiliated and non-affiliated investments	(357,808)

Net change in unrealized appreciation/(depreciation) from investments in affiliates	289,010
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	336,656

Net change in unrealized appreciation/(depreciation) from investments	625,666

Net realized/unrealized gains from affiliated and non-affiliated investments	267,858

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$337,163

The accompanying notes are an integral part of these financial statements.

130 Semiannual Report 2009

Statements of Changes in Net Assets

	Nationwide Retirement Income Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)
Operations:
Net investment income	$69,305	$112,105
Net realized losses from investment transactions	(357,808)	(90,676)
Net change in unrealized appreciation/(depreciation) from investments	625,666	(953,125)

Change in net assets resulting from operations	337,163	(931,696)

Distributions to Shareholders From:
Net investment income:
Class A	(4,565)	(423)
Class C	(7)	(25)
Class R1	(11,280)	(16,255)
Class R2	(18,648)	(27,914)
Institutional Service Class	(19,688)	(18,792)
Institutional Class	(18,213)	(35,788)
Net realized gains:
Class A	(151)	(1)
Class C	(6)	(1)
Class R1	(9,224)	(1)
Class R2	(9,939)	(57)
Institutional Service Class	(10,981)	(1)
Institutional Class	(5,464)	(468)

Change in net assets from shareholder distributions	(108,166)	(99,726)

Change in net assets from capital transactions	3,770,046	5,724,103

Change in net assets	3,999,043	4,692,681

Net Assets:
Beginning of period	5,730,671	1,037,990

End of period	$9,729,714	$5,730,671

Accumulated undistributed net investment income at end of period	$14,147	$17,243

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,126,801	$27,463
Dividends reinvested	4,716	424
Cost of shares redeemed	(17,795)	(252)

Total Class A	1,113,722	27,635

Class C Shares
Proceeds from shares issued	–	–
Dividends reinvested	13	26
Cost of shares redeemed	–	–

Total Class C	13	26

Class R1 Shares
Proceeds from shares issued	262,724	1,984,810
Dividends reinvested	20,504	16,256
Cost of shares redeemed	(214,509)	(107,470)

Total Class R1	68,719	1,893,596

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 131

Statements of Changes in Net Assets (Continued)

	Nationwide Retirement Income Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$1,712,361	$3,831,556
Dividends reinvested	28,587	27,971
Cost of shares redeemed	(777,484)	(1,963,981)

Total Class R2	963,464	1,895,546

Institutional Service Class Shares
Proceeds from shares issued	765,786	2,128,462
Dividends reinvested	30,669	18,792
Cost of shares redeemed	(713,872)	(283,066)

Total Institutional Service Class	82,583	1,864,188

Institutional Class Shares
Proceeds from shares issued	1,573,644	6,859
Dividends reinvested	23,677	36,256
Cost of shares redeemed	(55,776)	(3)

Total Institutional Class	1,541,545	43,112

Change in net assets from capital transactions:	$3,770,046	$5,724,103

SHARE TRANSACTIONS:
Class A Shares
Issued	135,452	2,745
Reinvested	560	43
Redeemed	(2,135)	(25)

Total Class A Shares	133,877	2,763

Class C Shares
Issued	–	–
Reinvested	1	3
Redeemed	–	–

Total Class C Shares	1	3

Class R1 Shares
Issued	30,726	199,374
Reinvested	2,388	1,687
Redeemed	(25,279)	(11,538)

Total R1 Shares	7,835	189,523

Class R2 Shares
Issued	202,332	383,608
Reinvested	3,341	2,855
Redeemed	(91,386)	(201,147)

Total R2 Shares	114,287	185,316

Institutional Service Class Shares
Issued	91,221	214,637
Reinvested	3,573	1,939
Redeemed	(85,731)	(29,012)

Total Institutional Service Class Shares	9,063	187,564

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

132 Semiannual Report 2009

	Nationwide Retirement Income Fund

	Six Months Ended	Year Ended
	April 30, 2009	October 31, 2008
	(Unaudited)

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	195,697	769
Reinvested	2,774	3,629
Redeemed	(6,597)	–

Total Institutional Class Shares	191,874	4,398

Total change in shares:	456,937	569,567

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

2009 Semiannual Report 133

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Retirement Income Fund

		Operations			Distributions					Ratio / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End of	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$8.56	0.08	0.14	0.22	(0.09)	(0.05)	(0.14)	$8.64	2.58%	$1,182,101	0.59%	2.03%	0.59%	27.78%
Year Ended October 31, 2008 (f)	$10.33	0.33	(1.79)	(1.46)	(0.31)	–	(0.31)	$8.56	(14.50%)	$24,515	0.83%	3.30%	0.96%	74.26%
Year Ended October 31, 2007 (f)(g)	$10.00	0.06	0.30	0.36	(0.03)	–	(0.03)	$10.33	3.64%	$1,037	1.07%	3.18%	1.79%	1.03%

Class C Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$8.55	0.07	0.13	0.20	(0.07)	(0.05)	(0.12)	$8.63	2.38%	$901	1.33%	1.51%	1.33%	27.78%
Year Ended October 31, 2008 (f)	$10.32	0.30	(1.82)	(1.52)	(0.25)	–	(0.25)	$8.55	(15.01%)	$880	1.38%	2.99%	1.41%	74.26%
Year Ended October 31, 2007 (f)(g)	$10.00	0.05	0.30	0.35	(0.03)	–	(0.03)	$10.32	3.51%	$1,036	1.43%	2.59%	1.43%	1.03%

Class R1 Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$8.55	0.06	0.14	0.20	(0.07)	(0.05)	(0.12)	$8.63	2.30%	$1,704,395	1.30%	1.53%	1.30%	27.78%
Year Ended October 31, 2008 (f)	$10.32	0.27	(1.76)	(1.49)	(0.28)	–	(0.28)	$8.55	(14.76%)	$1,620,940	1.24%	2.86%	1.27%	74.26%
Year Ended October 31, 2007 (f)(g)	$10.00	0.04	0.30	0.34	(0.03)	–	(0.03)	$10.32	3.51%	$1,036	1.43%	2.59%	1.43%	1.03%

Class R2 Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$8.54	0.07	0.14	0.21	(0.09)	(0.05)	(0.14)	$8.61	2.46%	$2,581,701	0.98%	1.71%	0.98%	27.78%
Year Ended October 31, 2008 (f)	$10.33	0.32	(1.80)	(1.48)	(0.31)	–	(0.31)	$8.54	(14.67%)	$1,583,732	0.92%	3.29%	1.02%	74.26%
Year Ended October 31, 2007 (f)(g)	$10.00	0.05	0.31	0.36	(0.03)	–	(0.03)	$10.33	3.64%	$1,037	1.07%	2.95%	1.07%	1.03%

Institutional Service Class Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$8.56	0.10	0.13	0.23	(0.10)	(0.05)	(0.15)	$8.64	2.69%	$1,699,801	0.64%	2.26%	0.64%	27.78%
Year Ended October 31, 2008 (f)	$10.33	0.37	(1.81)	(1.44)	(0.33)	–	(0.33)	$8.56	(14.30%)	$1,606,839	0.59%	3.90%	0.64%	74.26%
Year Ended October 31, 2007 (f)(g)	$10.00	0.06	0.31	0.37	(0.04)	–	(0.04)	$10.33	3.67%	$1,037	0.72%	3.31%	0.72%	1.03%

Institutional Class Shares
Six Months Ended April 30, 2009 (Unaudited) (f)	$8.57	0.10	0.14	0.24	(0.11)	(0.05)	(0.16)	$8.65	2.87%	$2,560,815	0.33%	2.43%	0.33%	27.78%
Year Ended October 31, 2008 (f)	$10.34	0.41	(1.83)	(1.42)	(0.35)	–	(0.35)	$8.57	(14.11%)	$893,765	0.33%	4.07%	0.46%	74.26%
Year Ended October 31, 2007 (f)(g)	$10.00	0.07	0.31	0.38	(0.04)	–	(0.04)	$10.34	3.79%	$1,032,807	0.33%	3.74%	0.50%	1.03%

Amounts designated as “ – ” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares outstanding during the period.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

The accompanying notes are in integral part of these financial statements.

134 Semiannual Report 2009

Notes to Financial Statements
April 30, 2009 (Unaudited)

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated as of October 30, 1997, as subsequently amended, was redomesticated as a Delaware statutory trust on February 28, 2005. The redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2009, the Trust operates thirty-two (32) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the ten (10) series listed below (each, a “Fund”; collectively, the “Funds”):

-	Nationwide Destination 2010 Fund (“Destination 2010”)
-	Nationwide Destination 2015 Fund (“Destination 2015”)
-	Nationwide Destination 2020 Fund (“Destination 2020”)
-	Nationwide Destination 2025 Fund (“Destination 2025”)
-	Nationwide Destination 2030 Fund (“Destination 2030”)
-	Nationwide Destination 2035 Fund (“Destination 2035”)
-	Nationwide Destination 2040 Fund (“Destination 2040”)
-	Nationwide Destination 2045 Fund (“Destination 2045”)
-	Nationwide Destination 2050 Fund (“Destination 2050”)
-	Nationwide Retirement Income Fund (“Retirement Income”)

Each of the Funds is constructed as a “fund of funds,” which means that each Fund pursues its investment objective by allocating its investments primarily among other affiliated and unaffiliated mutual funds (the “Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which a Fund invests are valued at their respective net asset values (“NAV”s) as reported by the Underlying Funds.

The following are the Valuation policies of the Underlying Funds:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value (“NAV”) as reported by such company.

2009 Semiannual Report 135

Notes to Financial Statements (Continued)
April 30, 2009 (Unaudited)

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

The Funds are subject to the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), effective with the beginning of the Funds’ current fiscal year. This standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are summarized below:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The inputs or methodology used to value securities are not intended to indicate the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ net assets as of April 30, 2009:

			Level 2 — Other Significant		Level 3 — Significant
	Level 1 — Quoted Prices		Observable Inputs		Unobservable Inputs		Total
	Investments	Other*	Investments	Other*	Investments	Other*	Investments	Other*

Destination 2010	$15,231,806	$—	$—	$—	$—	$—	$15,231,806	$—

Destination 2015	44,132,278	—	—	—	—	—	44,132,278	—

Destination 2020	39,615,551	—	—	—	—	—	39,615,551	—

Destination 2025	36,677,931	—	—	—	—	—	36,677,931	—

Destination 2030	46,848,553	—	—	—	—	—	46,848,553	—

Destination 2035	18,023,843	—	—	—	—	—	18,023,843	—

Destination 2040	15,169,945	—	—	—	—	—	15,169,945	—

Destination 2045	6,005,419	—	—	—	—	—	6,005,419	—

Destination 2050	12,941,560	—	—	—	—	—	12,941,560	—

Retirement Income	9,728,905	—	—	—	—	—	9,728,905	—

*	Other financial instruments are derivative instruments not reflected in the Statement of Investments, such as futures, forwards, and options, which are valued at the unrealized appreciation/depreciation on the instrument.
Amounts designated as “–” are zero or have been rounded to zero.

136 Semiannual Report 2009

The following policies, (b) through (f), represent the accounting policies applicable to the Underlying Funds:

(b)	Repurchase Agreements

Certain Funds may enter into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or a qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. government agency mortgages with the counterparty. As of April 30, 2009, the Funds did not hold any repurchase agreements.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

Certain Funds may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. If it does so, the Fund would be exposed to risk that the counterparty to the contract is unable to meet the terms of the contract and to the risk of unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. Forward foreign currency contracts are adjusted daily by the exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish the Fund’s positions may not exceed 5% of the Fund’s NAV after taking into account unrealized profits and unrealized losses on such contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets, known as an “initial margin deposit,” equal to a certain percentage of the contract amount. Subsequent payments, known as “variation margin” payments, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price. A “sale” of a futures contract means a contractual

2009 Semiannual Report 137

Notes to Financial Statements (Continued)
April 30, 2009 (Unaudited)

obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value of the underlying hedged assets.

(f)	Mortgage Dollar Rolls

Certain Funds may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. Mortgage dollar rolls may be implemented in the “to be announced” (“TBA”) market and are referred to as TBAs on the Statement of Investments of the Fund. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Mortgage dollar roll investments entail risks related to the potential inability of counterparties to complete the transaction, which may be heightened because of the delayed payment date. Income is generated as consideration for entering into mortgage dollar rolls and is included in interest income on the Statement of Operations.

(g)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the respective Funds. Distributions in excess of current and accumulated earnings and profits for federal income tax purposes are reported as distributions of paid-in-capital.

(i)	Federal Income Taxes

It is the policy of each Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”), provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If a tax position taken by

138 Semiannual Report 2009

a Fund is not sustained upon examination by a taxing authority, the Fund may incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Each Fund’s taxable years 2005 to 2008 remain subject to examination by the Internal Revenue Service.

Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Funds’ current financial statements. FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to each Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all series within the Trust. For each Fund, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total NAV of that class’s shares in proportion to the total net assets of the series. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) manages the investment of the assets and supervises the daily business affairs of the Funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. Under the terms of the Investment Advisory Agreement, each Fund pays NFA a unified management fee of 0.33% of the Fund’s average daily net assets. Prior to August 1, 2008, the unified management fee was 0.50%. Out of the unified management fee, NFA pays substantially all of the expenses of managing and operating a Fund except Rule 12b-1 fees, administrative services fees, the cost of investment securities or other investment assets, taxes, interest, brokerage commissions, short-sale dividend expenses, the cost of share certificates representing shares of the Trust, compensation and expenses of the non-interested Trustees and counsel to the non-interested Trustees, and expenses incurred by a Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of a Fund’s business.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFS Distributors Inc. (“NFSDI”). These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed 0.25% for Class A shares, 1.00% for Class C shares, 0.65% for Class R1 shares, and 0.50% for Class R2 shares.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. A contingent deferred sales charge (“CDSC”) of 0.50%, if applicable, will be imposed on a redemption of Class A shares made within 18 months of purchase if no sales charges were paid on the original purchase and a finder’s fee was paid. Class C shares have a CDSC fee of 1% imposed on redemptions of

2009 Semiannual Report 139

Notes to Financial Statements (Continued)
April 30, 2009 (Unaudited)

Class C shares of the Funds made within one year of purchase. For the six months ended April 30, 2009, NFD received commissions of $10,009 from front-end sales charges of Class A shares and from CDSC fees from Class C shares, of which $5,118 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFSDI, provides various administrative and accounting services for the Funds, and serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. The Funds do not pay a fee for these services.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services to the Funds.

NFA and Citi have agreed to designate certain sub-transfer agency agreements NFA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, Citi will credit to NFA an amount equal to the lesser of (i) the actual amount NFA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. Citi will calculate and credit such amounts to NFA’s fees on a monthly basis. All amounts will be credited to each applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, NFS and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class R1, Class R2, and Institutional Service Class shares of each of the Funds.

For the six months ended April 30, 2009, NFS received the following amounts in administrative services fees from each Fund:

Fund	Amount

Destination 2010	$10,711

Destination 2015	29,487

Destination 2020	27,262

Destination 2025	24,438

Destination 2030	25,873

Destination 2035	11,443

Destination 2040	8,892

Destination 2045	3,367

Destination 2050	5,366

Retirement Income	6,691

140 Semiannual Report 2009

As of April 30, 2009, the Adviser or affiliates of the Adviser directly held the percentage indicated below of the shares outstanding of the applicable Fund:

% of Shares
Outstanding
Fund	Owned

Destination 2010	5.09%

Destination 2015	0.01%

Destination 2020	0.04%

Destination 2025	0.04%

Destination 2030	0.03%

Destination 2035	3.66%

Destination 2040	4.17%

Destination 2045	10.48%

Destination 2050	4.89%

Retirement Income	9.41%

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, between NFA and the Trust, the Trust has agreed to reimburse NFA for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the six months ended April 30, 2009, the Funds’ portion of such costs amounted to $0.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Funds’ custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, expiring on July 23, 2009, with a commitment fee of 0.07% per year on $100,000,000. There are three (3) other lenders participating in this arrangement. Advances taken by the Funds under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. There were no borrowings under this line of credit during the six months ended April 30, 2009.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those series that use DDAs based on the number of open shareholder accounts in each series. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the series that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

2009 Semiannual Report 141

Notes to Financial Statements (Continued)
April 30, 2009 (Unaudited)

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2009, were as follows:

Fund	Purchases	Sales

Destination 2010	$9,253,309	$2,662,950

Destination 2015	29,955,230	6,083,799

Destination 2020	23,420,069	4,071,828

Destination 2025	21,427,229	2,741,385

Destination 2030	30,670,691	2,695,042

Destination 2035	9,697,187	733,148

Destination 2040	9,135,748	716,141

Destination 2045	3,904,553	838,966

Destination 2050	9,545,093	854,107

Retirement Income	5,757,550	1,980,073

6. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience however, the Trust expects that risk of loss to be remote.

7. New Accounting Pronouncements

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about each Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on each Fund’s financial statements and related disclosures.

In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (the “Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings and hybrid financial instruments containing embedded credit derivatives. Management has concluded that adoption of the Amendment did not impact each Fund’s financial statement disclosures.

In April 2009, the FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also provides guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Funds’ financial statement disclosures.

142 Semiannual Report 2009

8. Other

As of April 30, 2009, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts

Destination 2010	94%	1

Destination 2015	99%	2

Destination 2020	99%	2

Destination 2025	98%	2

Destination 2030	100%	2

Destination 2035	95%	2

Destination 2040	84%	1

Destination 2045	92%	2

Destination 2050	90%	1

Retirement Income	90%	2

9. Federal Tax Information

As of April 30, 2009, the tax cost of securities and the breakdown of the unrealized appreciation/(depreciation) for each Fund were as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Destination 2010	$17,263,915	$80,241	$(2,112,350)	$(2,032,109)

Destination 2015	48,846,187	105,753	(4,819,662)	(4,713,909)

Destination 2020	45,631,307	46,898	(6,062,654)	(6,015,756)

Destination 2025	42,002,947	34,529	(5,359,545)	(5,325,016)

Destination 2030	51,274,039	314,547	(4,740,033)	(4,425,486)

Destination 2035	21,549,497	7,809	(3,533,463)	(3,525,654)

Destination 2040	17,834,150	45,095	(2,709,300)	(2,664,205)

Destination 2045	7,325,335	1,387	(1,321,303)	(1,319,916)

Destination 2050	13,310,467	375,878	(744,785)	(368,907)

Retirement Income	10,553,415	20,655	(845,165)	(824,510)

2009 Semiannual Report 143

Supplemental Information
(Unaudited)

A. Renewal of Advisory (and Sub-advisory) Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreement”) with its investment adviser and, as applicable, sub-advisers (together, the “Adviser”) must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund”), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including the services and support provided to the Fund and its shareholders.

On December 2, 2008, the Trustees met in person with their independent legal counsel (“Independent Legal Counsel”), the Adviser, Trust counsel, and others to give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the December 2, 2008 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreement, and to request any additional information they considered reasonably necessary to their deliberations.

In preparation for the December 2, 2008 meeting, the Trustees were provided, at the request of the Trustees, with a wide range of information to assist in their deliberations, including (i) reports from Lipper Inc. describing, on a fund-by-fund basis, each Fund’s (a) performance rankings (where “first quintile” denotes the best performance) (over multiple years ended September 30, 2008) compared with performance groups and performance universes created by Lipper (and in some cases, customized peer groups created by the Adviser) of similar or peer group funds, and (b) expense rankings (where “first quintile” denotes the lowest fees and expenses) comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds; (ii) information from the Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple years ended September 30, 2008) compared with the Fund’s benchmark and Lipper categories; (iii) for Funds under “close review,” copies of letters from Adviser to the portfolio manager of each such Fund, together with the portfolio manager’s written response describing the reasons for the Fund’s underperformance, (iv) information from the Adviser describing, on a Fund-by-Fund basis, annual performance for the year ended September 30, 2008, (v) information from the Adviser describing, on a Fund-by-Fund basis, the Adviser’s profitability in providing services under the Advisory Agreement, together with an explanation of the Adviser’s methodology in calculating its profitability, (vi) information from the Adviser describing, on a Fund-by-Fund basis, any fees paid to the Adviser for managing similar, non-affiliated institutional accounts, including the range of fee levels for such accounts, and (vii) information from the Adviser describing ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent.

At the December 2, 2008 meeting, the Trustees reviewed, considered and discussed, among themselves and with the Adviser, Trust counsel and Independent Legal Counsel, among other things, the information described above, and information regarding: (i) the nature, extent and quality of services provided by the Adviser under the Advisory Agreement, (ii) the investment performance of each Fund and the Adviser, (iii) the costs of the services provided by the Adviser under the Advisory Agreement and the profits realized by the Adviser thereunder, (iv) the extent to which economies of scale may be present and, if so, whether they are being shared with the Fund’s shareholders, (v) comparisons of the Adviser’s fees under the Advisory Agreement with investment advisory fees paid by a peer group of funds and those paid by non-affiliated institutional clients to the Adviser for managing similar accounts, and (vi) any ancillary benefits inuring to the Adviser and its affiliates as a result of being investment adviser for the Trust. The Trustees also considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio

144 Semiannual Report 2009

transactions, including the standards and performance in seeking best execution, allocation of soft dollars for research products and services, portfolio turnover rates, and other benefits from the allocation of brokerage; the financial condition and stability of the Adviser; the terms of each Advisory Agreement; and the effect of advisory and other fees on the Fund’s total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds.

As part of the December 2, 2008 Board meeting, the Independent Trustees developed a list of follow-up matters and questions and asked that the Adviser respond to such matters and questions at the contract approval meeting of the Board of Trustees to be held on January 16, 2009.

At the January 16, 2009 meeting of the Board of Trustees of the Trust, the Board received and considered information provided by the Adviser in follow-up from the December 2, 2008 Board meeting and, after consulting among themselves, and with the Adviser, Trust counsel and Independent Legal Counsel, concluded unanimously to renew the Advisory Agreement for the reasons set forth in the following section.

Nationwide Destination 2010 Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory agreement and mutual fund industry norms. Turning to performance, the Trustees noted that the Fund’s performance for Class A shares for the one-year period ended September 30, 2008 was in the second quintile of its Peer Group, but below the Fund’s benchmark, the DJ U.S. Target 2010 Index. The Trustees also noted that, given the Fund’s relatively short performance history, information regarding the Fund’s performance may be less predictive than longer-term performance.

The Trustees noted that the Fund’s actual advisory fee for Class A shares was in the fifth quintile of its Peer Universe, but that the Fund’s total expenses were in the first quintile of its Peer Group. In this regard, the Trustees noted that the acquired fund fees and expenses borne indirectly by shareholders were not reflected in the Lipper expense rankings regarding advisory fees, but were included in the Lipper expense rankings regarding total expenses. The Trustees also considered that the Nationwide Target Destination Funds employ a unified fee structure and that, effective October 1, 2008, the contractual unified fee was decreased from 50 basis points to 33 basis points. The Trustees noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees). The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees noted that shareholders were afforded the benefits of economies of scale through the realization of breakpoints at the underlying fund level.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory and Sub-advisory Agreements with respect to the Fund should be renewed.

Nationwide Destination 2015 Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory agreement and mutual fund industry norms. Turning to performance, the Trustees noted that the Fund’s performance for Class A shares for the one-year period ended September 30, 2008 was in the first quintile of its Peer Group, but below the Fund’s benchmark, the DJ U.S. Target 2015 Index. The Trustees also noted that, given the Fund’s relatively short performance history, information regarding the Fund’s performance may be less predictive than longer-term performance.

The Trustees noted that the Fund’s actual advisory fee for Class A shares was in the fifth quintile of its Peer Universe, but that the Fund’s total expenses were in the first quintile of its Peer Group. In this regard, the Trustees noted that the acquired fund fees and expenses borne indirectly by shareholders were not reflected in the Lipper expense rankings regarding advisory fees, but were included in the Lipper expense rankings regarding total expenses. The Trustees also considered that the Nationwide Target Destination Funds employ a

2009 Semiannual Report 145

Supplemental Information (Continued)
(Unaudited)

unified fee structure and that, effective October 1, 2008, the contractual unified fee was decreased from 50 basis points to 33 basis points. The Trustees also noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees). The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees noted that shareholders were afforded the benefits of economies of scale through the realization of breakpoints at the underlying fund level.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory and Sub-advisory Agreements with respect to the Fund should be renewed.

Nationwide Destination 2020 Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory agreement and mutual fund industry norms. Turning to performance, the Trustees noted that the Fund’s performance for Class A shares for the one-year period ended September 30, 2008 was in the first quintile of its Peer Group, but below the Fund’s benchmark, the DJ U.S. Target 2020 Index. The Trustees also noted that, given the Fund’s relatively short performance history, information regarding the Fund’s performance may be less predictive than longer-term performance.

The Trustees noted that the Fund’s actual advisory fee for Class A shares was in the fourth quintile of its Peer Universe, but that the Fund’s total expenses were in the first quintile of its Peer Group. In this regard, the Trustees noted that the acquired fund fees and expenses borne indirectly by shareholders were not reflected in the Lipper expense rankings regarding advisory fees, but were included in the Lipper expense rankings regarding total expenses. The Trustees also considered that the Nationwide Target Destination Funds employ a unified fee structure and that, effective October 1, 2008, the contractual unified fee was decreased from 50 basis points to 33 basis points. The Trustees also noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees). The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees noted that shareholders were afforded the benefits of economies of scale through the realization of breakpoints at the underlying fund level.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory and Sub-advisory Agreements with respect to the Fund should be renewed.

Nationwide Destination 2025 Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA were appropriate and consistent with the terms of the investment advisory agreement and mutual fund industry norms. Turning to performance, the Trustees noted that the Fund’s performance for Class A shares for the one-year period ended September 30, 2008 was in the first quintile of its Peer Group, but below the Fund’s benchmark, the DJ U.S. Target 2025 Index. The Trustees also noted that, given the Fund’s relatively short performance history, information regarding the Fund’s performance may be less predictive than longer-term performance.

The Trustees noted that the Fund’s actual advisory fee for Class A shares was in the fifth quintile of its Peer Universe, but that the Fund’s total expenses were in the first quintile of its Peer Group. In this regard, the Trustees noted that the acquired fund fees and expenses borne indirectly by shareholders were not reflected in the Lipper expense rankings regarding advisory fees, but were included in the Lipper expense rankings regarding total expenses. The Trustees also considered that the Nationwide Target Destination Funds employ a unified fee structure and that, effective October 1, 2008, the contractual unified fee was decreased from 50 basis points to 33 basis points. The Trustees also noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees). The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and

146 Semiannual Report 2009

benefits provided to the Fund. The Trustees noted that shareholders were afforded the benefits of economies of scale through the realization of breakpoints at the underlying fund level.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory and Sub-advisory Agreements with respect to the Fund should be renewed.

Nationwide Destination 2030 Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory agreement and mutual fund industry norms. The Trustees also found that the quality of the services provided by NFA was satisfactory. Turning to performance, the Trustees noted that the Fund’s performance for Class A shares for the one-year period ended September 30, 2008 was in the first quintile of its Peer Group, but below the Fund’s benchmark, the DJ U.S. Target 2030 Index. The Trustees also noted that, given the Fund’s relatively short performance history, information regarding the Fund’s performance may be less predictive than longer-term performance.

The Trustees noted that the Fund’s actual advisory fee for Class A shares was in the fifth quintile of its Peer Universe, but that the Fund’s total expenses were in the first quintile of its Peer Group. In this regard, the Trustees noted that the acquired fund fees and expenses borne indirectly by shareholders were not reflected in the Lipper expense rankings regarding advisory fees, but were included in the Lipper expense rankings regarding total expenses. The Trustees also considered that the Nationwide Target Destination Funds employ a unified fee structure and that, effective October 1, 2008, the contractual unified fee was decreased from 50 basis points to 33 basis points. The Trustees also noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees). The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees noted that shareholders were afforded the benefits of economies of scale through the realization of breakpoints at the underlying fund level.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory and Sub-advisory Agreements with respect to the Fund should be renewed.

Nationwide Destination 2035 Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory agreement and mutual fund industry norms. Turning to performance, the Trustees noted that the Fund’s performance for Class A shares for the one-year period ended September 30, 2008 was in the first quintile of its Peer Group, but below the Fund’s benchmark, the DJ U.S. Target 2035 Index. The Trustees also noted that, given the Fund’s relatively short performance history, information regarding the Fund’s performance may be less predictive than longer-term performance.

The Trustees noted that the Fund’s actual advisory fee for Class A shares was in the fifth quintile of its Peer Universe, but that the Fund’s total expenses were in the first quintile of its Peer Group. In this regard, the Trustees noted that the acquired fund fees and expenses borne indirectly by shareholders were not reflected in the Lipper expense rankings regarding advisory fees, but were included in the Lipper expense rankings regarding total expenses. The Trustees also considered that the Nationwide Target Destination Funds employ a unified fee structure and that, effective October 1, 2008, the contractual unified fee was decreased from 50 basis points to 33 basis points. The Trustees also noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees). The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees noted that shareholders were afforded the benefits of economies of scale through the realization of breakpoints at the underlying fund level.

2009 Semiannual Report 147

Supplemental Information (Continued)
(Unaudited)

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory and Sub-advisory Agreements with respect to the Fund should be renewed.

Nationwide Destination 2040 Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory agreement and mutual fund industry norms. Turning to performance, the Trustees noted that the Fund’s performance for Class A shares for the one-year period ended September 30, 2008 was in the first quintile of its Peer Group, but below the Fund’s benchmark, the DJ U.S. Target 2040 Index. The Trustees also noted that, given the Fund’s relatively short performance history, information regarding the Fund’s performance may be less predictive than longer-term performance.

The Trustees noted that the Fund’s actual advisory fee for Class A shares was in the fifth quintile of its Peer Universe, but that the Fund’s total expenses were in the first quintile of its Peer Group. In this regard, the Trustees noted that the acquired fund fees and expenses borne indirectly by shareholders were not reflected in the Lipper expense rankings regarding advisory fees, but were included in the Lipper expense rankings regarding total expenses. The Trustees also considered that the Nationwide Target Destination Funds employ a unified fee structure and that, effective October 1, 2008, the contractual unified fee was decreased from 50 basis points to 33 basis points. The Trustees also noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees). The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees noted that shareholders were afforded the benefits of economies of scale through the realization of breakpoints at the underlying fund level.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory and Sub-advisory Agreements with respect to the Fund should be renewed.

Nationwide Destination 2045 Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory agreement and mutual fund industry norms. Turning to performance, the Trustees noted that the Fund’s performance for Class A shares for the one-year period ended September 30, 2008 was in the first quintile of its Peer Group, but below the Fund’s benchmark, the DJ U.S. Target 2045 Index. The Trustees also noted that, given the Fund’s relatively short performance history, information regarding the Fund’s performance may be less predictive than longer-term performance.

The Trustees noted that the Fund’s actual advisory fee for Class A shares was in the fifth quintile of its Peer Universe, but that the Fund’s total expenses were in the first quintile of its Peer Group. In this regard, the Trustees noted that the acquired fund fees and expenses borne indirectly by shareholders were not reflected in the Lipper expense rankings regarding advisory fees, but were included in the Lipper expense rankings regarding total expenses. The Trustees also considered that the Nationwide Target Destination Funds employ a unified fee structure and that, effective October 1, 2008, the contractual unified fee was decreased from 50 basis points to 33 basis points. The Trustees also noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees). The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees noted that shareholders were afforded the benefits of economies of scale through the realization of breakpoints at the underlying fund level.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory and Sub-advisory Agreements with respect to the Fund should be renewed.

148 Semiannual Report 2009

Nationwide Destination 2050 Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA were appropriate and consistent with the terms of the investment advisory agreement and mutual fund industry norms. Turning to performance, the Trustees noted that the Fund’s performance for Class A shares for the one-year period ended September 30, 2008 was in the first quintile of its Peer Universe, but below the Fund’s benchmark, the DJ U.S. Target 2050 Index. The Trustees also noted that, given the Fund’s relatively short performance history, information regarding the Fund’s performance may be less predictive than longer-term performance.

The Trustees noted that the Fund’s actual advisory fee for Class A shares was in the fifth quintile of its Peer Universe, but that the Fund’s total expenses were in the first quintile of its Peer Group. In this regard, the Trustees noted that the acquired fund fees and expenses borne indirectly by shareholders were not reflected in the Lipper expense rankings regarding advisory fees, but were included in the Lipper expense rankings regarding total expenses. The Trustees also considered that the Nationwide Target Destination Funds employ a unified fee structure and that, effective October 1, 2008, the contractual unified fee was decreased from 50 basis points to 33 basis points. The Trustees also noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees). The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees noted that shareholders were afforded the benefits of economies of scale through the realization of breakpoints at the underlying fund level.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory and Sub-advisory Agreements with respect to the Fund should be renewed.

Nationwide Retirement Income Fund

The Trustees reviewed the nature, extent, and quality of the services provided to the Fund by NFA, and concluded that the nature, extent, and quality of those services were appropriate and consistent with the terms of the investment advisory agreement and mutual fund industry norms. Turning to performance, the Trustees noted that the Fund’s performance for Class A shares for the one-year period ended September 30, 2008 was in the second quintile of its Peer Group, but below the Fund’s benchmark, the DJ U.S. Target Today Index. The Trustees also noted that, given the Fund’s relatively short performance history, information regarding the Fund’s performance may be less predictive than longer-term performance.

The Trustees noted that the Fund’s actual advisory fee for Class A shares was in the fifth quintile of its Peer Universe, but that the Fund’s total expenses were in the third quintile and slightly below the median of its Peer Group. In this regard, the Trustees noted that the acquired fund fees and expenses borne indirectly by shareholders were not reflected in the Lipper expense rankings regarding advisory fees, but were included in the Lipper expense rankings regarding total expenses. The Trustees also considered that the Nationwide Target Destination Funds employ a unified fee structure and that, effective October 1, 2008, the contractual unified fee was decreased from 50 basis points to 33 basis points. The Trustees also noted that shareholders of the Fund received the benefit of an expense cap (excluding 12b-1 and administrative service fees). The Trustees concluded that the costs of the services provided by NFA and the profits realized were fair and reasonable in relation to the services and benefits provided to the Fund. The Trustees noted that shareholders were afforded the benefits of economies of scale through the realization of breakpoints at the underlying fund level.

Based upon its evaluation of all of the factors and conclusions noted above, the Board concluded that the Advisory and Sub-advisory Agreements with respect to the Fund should be renewed.

2009 Semiannual Report 149

Management Information
April 30, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust

			Number of
			Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex	Other
Name, Address	and Length of	Principal Occupation(s)	Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	94	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting group) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	94	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	94	None

Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST (formerly Mitchell Madison Group), until 2001. Ms. Dryden was a managing partner at Mitchell Madison Group from 1996-2001.	94	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired. Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000 and Chairman of Oppenheimer Funds Services from October 1999 to June 2000 and President & CEO from June 1992 to October 1999.	94	None

150 Semiannual Report 2009

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex	Other
Name, Address	and Length of	Principal Occupation(s)	Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Retired. Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	94	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997
Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, Ohio-based foundation which manages over 1,300 individual endowment funds) since February 2002, and served as Board Member of Columbus Downtown Development Corporation from June 2002 to June 2006. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.
			94	None

2009 Semiannual Report 151

Management Information (Continued)
April 30, 2009 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust (Continued)

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund
	with the Trust		Complex	Other
Name, Address	and Length of	Principal Occupation(s)	Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman Since February 2005	Retired. Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology orientated investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr Wetmore served as the COO, CEO and Chairman of the board of several publicly-held software and services companies and as the managing partner of a “big 8” public accounting firm.	94	None

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
[3]	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFA, the Fund’s investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, are wholly-owned subsidiaries of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge by calling 800-848-0920.

152 Semiannual Report 2009

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund	Other
	with the Trust		Complex	Directorships
Name, Address	and Length of	Principal Occupation(s)	Overseen	Held by
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Trustee[3]
Michael S. Spangler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1966	President and Chief Executive Officer since June 2008
Mr. Spangler is the President and Chief Executive Officer of Nationwide Funds Group, which includes NFA,[2] Nationwide Fund Management LLC [2] and Nationwide Fund Distributors LLC [2], and is a Senior Vice President of Nationwide Financial Services, Inc.[2] From May 2004 until May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc., and Vice President and Director of Touchstone Investments Business Operations from July 2002 until May 2004.
			N/A	N/A

Stephen T. Grugeon Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Executive Vice President and Chief Operating Officer since June 2008
Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. [2] Mr. Grugeon is also President of NWD Investments, which represents certain asset management operations of Nationwide Mutual Insurance Company and includes Nationwide SA Capital Trust. [2] From February 2008 through June 2008, Mr. Grugeon also served as acting President and Chief Executive Officer of Nationwide Mutual Funds, Nationwide Variable Insurance Trust and Nationwide Funds Group. [2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. [2] He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation, a subsidiary of NWD Investments, from 1999 through 2003.[2]
			N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007
Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2]From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]
			N/A	N/A

2009 Semiannual Report 153

Management Information (Continued)
April 30, 2009 (Unaudited)

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund	Other
	with the Trust		Complex	Directorships
Name, Address	and Length of	Principal Occupation(s)	Overseen	Held by
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Trustee[3]
Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA.[2] She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide.[2] From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007). [2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Lynnett Berger Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1965	Vice President and Chief Investment Officer since April 2009
Ms. Berger is Senior Vice President and Chief Investment Officer of Nationwide Funds Advisors and Nationwide Investment Advisors, LLC since April 2009. Ms. Berger was Vice President of Economic Risk Lab (Operational Risk Group) of M&T Bank from 2007 through 2008, and Chief Operating Officer of MTB Investment Advisors (subsidiary of M&T Bank) from 2003 through 2007.
			N/A	N/A

154 Semiannual Report 2009

Number of
Portfolios in the
	Position(s) Held		Nationwide Fund	Other
	with the Trust		Complex	Directorships
Name, Address	and Length of	Principal Occupation(s)	Overseen	Held by
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Trustee[3]
Michael Butler[4] Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008
Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President and Director of Nationwide Fund Distributors LLC (since January 2008). [2] From January 2006 through April 2007, Mr. Butler was Vice President — Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President — Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006.
			N/A	N/A

[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	This position is held with an affiliated person or principal underwriter of the Trust.
[3]	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
[4]	Mr. Butler has announced his resignation effective June 30, 2009.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. This summary is available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2009 Semiannual Report 155

P.O. Box 182205
Columbus, OH 43218-2205
nationwide.com/mutualfunds

Nationwide, Nationwide Financial, the Nationwide Framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2009 Nationwide Funds Group.
All rights reserved.

SAR-TD 6/09

Item 2. Code of Ethics.
Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why the registrant has not done so.
Not applicable: The information required by this item is required only in an annual report on the Form N-CSR.
Item 3. Audit Committee Financial Expert.
(a)	(1)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:
(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.
(2)	If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:
(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. § 80a-2(a)(19)).
(3)	If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, the registrant must explain why the registrant does not have an audit committee financial expert.

Not applicable: The information required by this item is required only in an annual report on the Form N-CSR.
Item 4. Principal Accountant Fees and Services.
     (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
     (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
     (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
     (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
     (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.
     (g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.
     (h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Not applicable: The information required by this item is required only in an annual report on the Form N-CSR.
Item 5. Audit Committee of Listed Registrants.
(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.
Item 6. Investments.
(a)	File Schedule I — Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of the Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

This schedule is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b)	If the registrant has divested itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940 following the filing of its last report on Form N-CSR and before filing of the current report, disclose the following information for each such divested security:
          (1) Name of the issuer;
          (2) Exchange ticker symbol;
          (3) Committee on Uniform Securities Identification Procedures (“CUSIP”) number;
          (4) Total number of shares or, for debt securities, principal amount divested;
          (5) Date(s) that the securities were divested; and
          (6) If the registrant holds any securities of the issuer on the date of filing, the exchange ticker symbol; CUSIP number; and the total number of shares or, for debt securities, principal amount held on the date of filing. This Item 6(b) shall terminate one year after the date on which the provisions of Section 4 of the Sudan Accountability and Divestment Act of 2007 terminate pursuant to Section 12 of that Act.
The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. § 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.
Not Applicable: The registrant is an open-end management investment company, not a closed-end management investment company.
Item 8. Portfolio Managers of Closed-End Management Investment Company.
If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.
Not Applicable: The registrant is an open-end management investment company, not a closed-end management investment company.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR § 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. § 781).
Not Applicable: The registrant is an open-end management investment company, not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.
Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101), or this Item.
The Independent Trustees and the Board of Trustees of the registrant adopted a formal, written “Policy Regarding Shareholder Submission of Trustee Candidates,” as well as a formal, written “Statement of Policy On Criteria For Selecting Trustees,” on June 9, 2005, and June 10, 2005, respectively. Neither this policy nor this statement of policy has been materially changed since the Board of Trustees adoption of the policy and the statement of policy, respectively. The Nominating and Fund Governance Committee of the Board of Trustees (the “NFGC”) and the Board of Trustees, however, on November 11, 2005, and January 12, 2006, respectively, approved amendments to this policy; these amendments to the policy, though, concern the criteria for selecting candidates for Trustees and the characteristics expected of candidates for Trustees, as set forth in the Exhibit A, “Statement of Policy On Criteria For Selecting Trustees,” to the policy and, arguably, may not be deemed to be material changes to the policy.
Item 11. Controls and Procedures.
(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or 240.15d-15(b)).
The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
     (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
     (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.
Not applicable: The information required by this item is required only in an annual report on the Form N-CSR.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2).
Certifications pursuant to Rule 30a-2(a) are attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR § 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to ten (10) or more persons.
Not Applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.
Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NATIONWIDE MUTUAL FUNDS

By (Signature and Title)	/s/ JOSEPH FINELLI

	Name:	Joseph Finelli
	Title:	Principal Financial Officer
	Date:	June 26, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ MICHAEL S. SPANGLER

	Name:	Michael S. Spangler
	Title:	Principal Executive Officer
	Date:	June 26, 2009

By (Signature and Title)	/s/ JOSEPH FINELLI

	Name:	Joseph Finelli
	Title:	Principal Financial Officer
	Date:	June 26, 2009